================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06175

                               ECLIPSE FUNDS INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CASH RESERVES FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CASH RESERVES FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            25
---------------------------------------------

BOARD CONSIDERATION AND
APPROVAL OF MANAGEMENT AGREEMENT           26
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             29
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        29
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       29
---------------------------------------------

DIRECTORS AND OFFICERS                     30

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS OF THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, AS DISCUSSED IN NOTE 7.


CLASS I SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL     ONE     FIVE     TEN
TOTAL RETURNS     YEAR    YEARS    YEARS
----------------------------------------
                  2.66%    3.02%    3.30%

7-DAY CURRENT YIELD: 1.61%




(PERFORMANCE GRAPH)

                                               AVERAGE LIPPER      AVERAGE LIPPER
                           MAINSTAY CASH    INSTITUTIONAL MONEY     MONEY MARKET
                           RESERVES FUND        MARKET FUND             FUND
                           -------------    -------------------    --------------
10/31/98                       10000               10000                10000
                               10481               10483                10437
                               11108               11115                11012
                               11627               11634                11473
                               11819               11827                11610
                               11917               11935                11674
                               12009               12039                11733
                               12299               12344                11975
                               12839               12904                12461
                               13473               13559                13035
10/31/08                       13831               13974                13375






SWEEP SHARES CLASS SHARES(2 3)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL     ONE     FIVE     TEN
TOTAL RETURNS     YEAR    YEARS    YEARS
----------------------------------------
                  2.15%    2.51%    2.77%

7-DAY CURRENT YIELD: 1.13%




(PERFORMANCE GRAPH)

                                         AVERAGE LIPPER      AVERAGE LIPPER
                     MAINSTAY CASH    INSTITUTIONAL MONEY     MONEY MARKET
                     RESERVES FUND        MARKET FUND             FUND
                     -------------    -------------------    --------------
10/31/98                 10000               10000                10000
                         10418               10483                10437
                         10986               11115                11012
                         11442               11634                11473
                         11573               11827                11610
                         11611               11935                11674
                         11642               12039                11733
                         11864               12344                11975
                         12325               12904                12461
                         12869               13559                13035
10/31/08                 13145               13974                13375







 BENCHMARK PERFORMANCE                                 ONE     FIVE     TEN
                                                      YEAR    YEARS    YEARS
Lipper Institutional Money Market Funds Average(4)    3.01%    3.17%    3.40%
Lipper Money Market Fund Average(4)                   2.54     2.70     2.95


1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or contingent deferred sales charge ("CDSC"), have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Sweep Shares Class shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.25% and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. As of October 31, 2008, MainStay Cash Reserves Fund had an effective 7-day yield of 1.63% and a 7-day current yield of 1.61% for Class I shares and an effective 7-day yield of 1.14% and a 7-day current yield of 1.13% for Sweep Shares Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been 1.36% and 1.35% for Class I shares and 0.86% and 0.85% for Sweep Shares Class shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The current yield reflects the Fund's earnings better than does the Fund's total return.
3. Prior to December 8, 1998, performance for the Sweep Shares Class shares includes the performance of Class I shares adjusted to reflect applicable fees, estimated expenses and fee waivers and/or expense limitations that Sweep Shares Class shares had when they were first offered.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.


                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000
(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
CLASS I SHARES                 $1,000.00       $1,009.10        $2.58          $1,022.60         $2.59
--------------------------------------------------------------------------------------------------------

SWEEP CLASS SHARES             $1,000.00       $1,006.60        $5.09          $1,020.10         $5.13
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.51% for Class I and 1.01% for Sweep Shares Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



6    MainStay Cash Reserves Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Commercial Paper                                82.80
U.S. Government & Federal Agencies              12.60
Asset-Backed Securities                          3.70
Corporate Bonds                                  2.00
Liabilities in Excess of Cash and Other
  Assets                                           (-)1.1





See Portfolio of Investments on page 10 for specific holdings within these categories.


                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS MARK C. BOYCE AND DAVID E. CLEMENT, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY CASH RESERVES FUND PERFORM RELATIVE TO ITS PEERS DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

For the seven-day period ended October 31, 2008, MainStay Cash Reserves Fund Class I shares provided a 7-day current yield of 1.61% and a 7-day effective yield of 1.63%, while Sweep Shares Class shares provided a 7-day current yield of 1.13% and a 7-day effective yield of 1.14%. For the 12 months ended October 31, 2008, MainStay Cash Reserves Fund Class I shares returned 2.66% and Sweep Shares Class shares returned 2.15%. Both share classes underperformed the 3.01% return of the average Lipper(1) institutional money market fund for the 12 months ended October 31, 2008.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund underperformed its peer group because we sacrificed yield by steering away from the higher-yielding financials sector in favor of safer but lower-yielding conservative investments, such as Treasury and agency securities.

WHAT FACTORS INFLUENCED THE MONEY MARKET DURING THE REPORTING PERIOD?

The most significant factor that influenced the money market during the reporting period was the financial crisis. The economy experienced severe liquidity strains during the reporting period, culminating with the bankruptcy of Lehman Brothers, the failure of Washington Mutual and a secured government loan for American Insurance Group (AIG). The crisis also prompted the Federal Open Market Committee (FOMC) to aggressively lower the targeted federal funds rate from 4.50% at the beginning of the reporting period to 1.00% at the end of the period in seven separate moves. The FOMC also implemented or announced a number of programs designed to help restore confidence in the money market and add much-needed liquidity. Two of the most noteworthy programs were the Commercial Paper Funding Facility and the Money Market Investor Funding Facility.

HOW DID THE FUND ADJUST ITS DURATION STRATEGY IN REACTION TO THESE MARKET
FORCES?

We reduced the Fund's weighted average-maturity from 60 days at the beginning of the reporting period to 36 days by the end of the reporting period. We implemented this duration strategy to position the Fund for anticipated redemptions in a period when the money market was dominated by liquidity concerns.

HOW WAS THE FUND INVESTED DURING THE REPORTING PERIOD?

The Fund maintained the conservative strategy it had initiated in the fall of 2007 and continued to hold sizable positions in Treasury and agency securities. The Fund was also quite heavily invested in the industrial sector of the commercial paper market and in the highest-rated asset-backed securities. Our conservative strategy proved beneficial to the Fund when the financial crisis erupted, because the Fund was able to avoid some of the pitfalls faced by some of its peers. Specifically, the Fund held no defaulted commercial paper during the reporting period. The Fund also never broke the $1.00-per-share net asset value threshold.

The Fund's best-performing sector during the reporting period was Treasury securities. When the financial crisis hit the money market in full force, there was a flight to quality, or a rapid move toward lower-risk investments, which led to significant price increases for Treasury securities.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund made a number of significant purchases during the reporting period. We added duration to the Fund when necessary through the purchase of three-month and six-month Treasury bills. We also added to the Fund's Treasury holdings with the purchase of some short-coupon securities, such as a 3.50% U.S. Treasury Note due August 15, 2009. In addition, we were able to increase the Fund's yield through investments in floating-rate securities of the Federal Home Loan Bank and the Federal Farm

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN NOTE 7.

The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 5 for more information on Lipper Inc.


8    MainStay Cash Reserves Fund

Credit Bank. Finally, we were able to add to the Fund's total return by swapping short-maturity Treasury securities that had appreciated in price for longer-dated Treasury securities that offered higher yields.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in agency securities and industrial securities. Over the same period, we decreased the Fund's holdings in asset-backed commercial paper and securities of banks and finance companies.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008



                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS 101.1%+
----------------------------------------------------------------

ASSET-BACKED SECURITIES 3.7%
Bank of America Auto Trust
  2.953%, due 9/20/09 (a)            $ 7,332,697   $   7,332,697
Capital Auto Receivables
  Asset Trust
  Series 2008-2, Class A1
  2.783%, due 5/15/09 (a)              1,442,236       1,442,236
Caterpillar Financial Asset
  Trust
  Series 2008-A, Class A1
  3.005%, due 4/27/09                    982,502         982,502
CNH Equipment Trust
  Series 2008-A, Class A1
  2.753%, due 5/11/09                    745,648         745,648
  Series 2008-B, Class A1
  2.917%, due 6/12/09                  2,133,541       2,133,541
Daimler Chrysler Auto Trust
  Series 2008-B, Class A1
  2.804%, due 5/8/09 (a)               1,508,175       1,508,175
Fifth Third Auto Trust
  Series 2008-1, Class A1
  2.73%, due 4/15/09                     433,744         433,744
Ford Credit Auto Owner Trust
  Series 2008-B, Class A1
  2.766%, due 5/15/09 (a)                959,882         959,882
John Deere Owner Trust
  Series 2008-A, Class A1
  2.741%, due 5/8/09                     941,077         941,077
Nissan Auto Lease Trust
  Series 2008-A, Class A1
  2.815%, due 5/15/09                  1,145,296       1,145,296
Volkswagen Auto Loan Enhanced
  Trust
  Series 2008-1, Class A1
  2.84%, due 5/20/09                     906,493         906,493
Wachovia Auto Owner Trust
  Series 2008-A, Class A1
  2.931%, due 6/22/09                  5,015,314       5,015,314
World Omni Auto Receivables
  Trust
  Series 2008-A, Class A1
  2.922%, due 3/16/09                    547,783         547,783
  Series 2008-B, Class A1
  2.998%, due 8/17/09                  5,056,747       5,056,747
                                                   -------------
                                                      29,151,135
                                                   -------------

COMMERCIAL PAPER 82.8%
3M Co.
  1.955%, due 2/5/09 (a)(b)           10,000,000       9,953,333
Alabama Power Co.
  1.00%, due 11/21/08 (a)(b)          10,000,000       9,993,611
American Honda Finance Corp.
  1.52%, due 11/5/08 (b)              10,000,000       9,997,611
  2.21%, due 11/4/08 (b)              10,000,000       9,998,158
AT&T, Inc.
  1.20%, due 12/3/08 (a)(b)           10,853,000      10,836,118
Baker Hughes, Inc.
  1.00%, due 11/3/08 (a)(b)           10,000,000       9,998,833
  1.715%, due 11/18/08 (a)(b)         10,000,000       9,991,736
Becton Dickinson & Co.
  1.00%, due 12/5/08 (b)              10,000,000       9,984,889
  2.15%, due 11/3/08 (b)               6,679,000       6,678,202
BP Capital Markets PLC
  1.00%, due 11/28/08 (a)(b)          10,000,000       9,984,250
Brown-Forman Corp.
  1.00%, due 12/8/08 (a)(b)           10,000,000       9,974,306
  2.30%, due 11/3/08 (a)(b)            9,954,000       9,952,728
Campbell Soup Co.
  1.00%, due 1/26/09 (a)(b)           10,000,000       9,952,222
Cargill, Inc.
  1.00%, due 11/25/08 (a)(b)           5,000,000       4,989,333
  2.177%, due 1/22/09 (a)(b)          10,000,000       9,911,167
Caterpillar Financial
  Services Co.
  2.30%, due 11/20/08 (b)             10,000,000       9,987,861
Coca--Cola Co. (The)
  1.20%, due 11/19/08 (a)(b)          10,000,000       9,991,750
  2.25%, due 12/2/08 (a)(b)           10,000,000       9,980,625
ConocoPhillips
  1.00%, due 11/20/08 (a)(b)          10,000,000       9,989,444
  1.00%, due 11/21/08 (a)(b)          10,000,000       9,988,333
Dover Corp.
  1.00%, due 11/20/08 (a)(b)          10,000,000       9,991,292
  1.00%, due 12/4/08 (a)(b)           10,000,000       9,980,750
Dupont EI De Nemours Co.
  1.00%, due 11/7/08 (a)(b)            6,500,000       6,498,212
Eaton Corp.
  2.61%, due 12/2/08 (a)(b)            9,670,000       9,655,844
Emerson Electric Co.
  1.00%, due 11/12/08 (a)(b)           5,245,000       5,241,715
  1.00%, due 11/17/08 (a)(b)           3,172,000       3,169,674
  1.00%, due 12/1/08 (a)(b)           10,000,000       9,989,583
Estee Lauder Co.
  1.00%, due 11/21/08 (a)(b)          10,480,000      10,467,075
  2.08%, due 11/6/08 (a)(b)            8,000,000       7,997,689


 +  Percentages indicated are based on Fund net assets.


10    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
FPL Group Capital, Inc.
  1.52%, due 11/4/08 (a)(b)          $10,000,000   $   9,996,667
  1.52%, due 11/5/08 (a)(b)           10,000,000       9,995,556
General Dynamics Corp.
  2.67%, due 12/8/08 (a)(b)           10,000,000       9,988,694
Hershey Co. (The)
  1.00%, due 11/10/08 (a)(b)          10,000,000       9,995,000
Hewlett-Packard Co.
  1.00%, due 12/3/08 (a)(b)           10,000,000       9,980,000
  1.867%, due 12/23/08 (a)(b)         10,000,000       9,972,556
Honeywell International, Inc.
  1.00%, due 12/16/08 (a)(b)           5,000,000       4,988,125
  2.04%, due 11/17/08 (a)(b)           5,000,000       4,995,467
  2.08%, due 11/12/08 (a)(b)           9,306,000       9,300,086
IBM International Group
  Capital LLC
  1.00%, due 12/16/08 (a)(b)          10,000,000       9,970,750
Illinois Tool Works, Inc.
  2.08%, due 11/3/08 (b)              10,000,000       9,998,844
  2.25%, due 11/14/08 (b)             10,000,000       9,991,875
John Deere Capital Corp.
  1.00%, due 2/13/09 (a)(b)            5,000,000       4,960,278
  1.60%, due 11/10/08 (a)(b)           4,168,000       4,165,864
  1.60%, due 11/13/08 (a)(b)          10,000,000       9,992,167
Johnson & Johnson
  2.02%, due 11/18/08 (a)(b)           2,915,000       2,912,219
  2.04%, due 11/7/08 (a)(b)            3,095,000       3,093,948

L'Oreal USA, Inc.
  1.00%, due 1/28/09 (a)(b)           10,000,000       9,948,667
  2.15%, due 12/18/08 (a)(b)           5,000,000       4,985,965
McDonald's Corp.
  1.73%, due 11/19/08 (a)              5,000,000       4,995,250
Merck & Co., Inc.
  1.17%, due 12/1/08 (b)               7,337,000       7,326,300
  1.17%, due 12/15/08 (b)              4,000,000       3,994,867
  2.10%, due 11/14/08 (b)              8,325,000       8,318,687
National Cooperative Services
  Corp.
  2.50%, due 12/1/08 (a)(b)           10,000,000       9,979,167
National Rural Utilities
  Cooperative Finance Corp.
  1.52%, due 11/6/08 (b)              10,000,000       9,996,667
NSTAR Electric Co.
  1.00%, due 1/16/09 (b)               8,000,000       7,955,244
  1.00%, due 1/30/09 (a)(b)           10,000,000       9,940,000
  2.10%, due 11/3/08 (b)               2,043,000       2,042,762
Paccar Financial Corp.
  2.19%, due 11/4/08 (b)              10,610,000      10,608,064
  3.143%, due 1/12/09 (b)              9,000,000       8,946,000
Parker Hannifin Corp.
  1.00%, due 11/25/08 (a)(b)          10,000,000       9,986,000
Pitney Bowes, Inc.
  1.00%, due 12/29/08 (a)(b)           8,100,000       8,077,162
  1.00%, due 1/9/09 (a)(b)            10,000,000       9,954,000
Praxair, Inc.
  1.52%, due 11/5/08 (b)              10,000,000       9,997,611
  1.576%, due 11/10/08 (b)            10,310,000      10,306,005
Private Export Funding Corp.
  2.25%, due 11/13/08 (a)(b)          10,000,000       9,992,500
  2.40%, due 12/17/08 (a)(b)           8,175,000       8,149,930
Procter & Gamble Co.
  2.15%, due 11/7/08 (a)(b)            5,442,000       5,440,050
Stanley Works (The)
  1.00%, due 11/7/08 (a)(b)           10,000,000       9,997,167
  1.60%, due 11/20/08 (a)(b)           4,619,000       4,615,221
Unilever Capital Corp.
  1.715%, due 11/18/08 (a)(b)         13,300,000      13,289,637
United Technologies Corp.
  1.00%, due 12/16/08 (a)(b)           5,000,000       4,988,750
Wal-Mart Stores, Inc.
  2.07%, due 11/10/08 (a)(b)           5,603,000       5,600,100
Walgreen Co.
  1.00%, due 12/5/08 (a)(b)           10,000,000       9,984,417
Walt Disney Co. (The)
  1.00%, due 2/25/09 (b)               5,000,000       4,972,611
  2.00%, due 11/18/08 (b)              5,000,000       4,995,278
Washington Gas Light
  1.00%, due 11/6/08 (b)              10,000,000       9,997,708
  1.20%, due 11/4/08 (b)              10,000,000       9,998,708
                                                   -------------
                                                     648,804,935
                                                   -------------

CORPORATE BONDS 2.0%

Inter-American Development
  Bank (Discount Note)
  2.32%, due 5/15/09                   5,000,000       4,921,625
International Business
  Machines Corp.
  2.34%, due 11/5/08 (a)(c)            5,000,000       4,998,700
Procter & Gamble Co.
  2.844%, due 9/9/09 (c)               5,000,000       5,000,000
                                                   -------------
                                                      14,920,325
                                                   -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES 12.6%
Federal Farm Credit Bank
  2.45%, due 11/6/09 (c)             $10,000,000   $  10,000,000
Federal Farm Credit Bank
  (Discount Notes)
  2.10%, due 12/15/08 (b)                500,000         498,717
  2.928%, due 4/15/09 (b)              3,194,000       3,152,032
Federal Home Loan Bank
  3.20%, due 10/2/09 (b)               5,000,000       5,000,000
Federal Home Loan Bank
  (Discount Notes)
  1.65%, due 12/11/08 (b)              3,669,000       3,662,273
  2.18%, due 3/3/09 (b)                5,000,000       4,963,062
  2.28%, due 2/27/09 (b)               5,000,000       4,962,634
  2.30%, due 11/12/08 (b)              5,583,000       5,579,076
  2.53%, due 12/19/08 (b)              3,130,000       3,119,442
  2.54%, due 12/10/08 (b)              4,287,000       4,275,204
  2.80%, due 2/11/09 (b)               4,761,000       4,723,229
  2.89%, due 7/23/09 (b)               5,000,000       4,894,033
Federal National Mortgage
  Association (Discount
  Notes)
  2.20%, due 11/19/08 (b)              3,621,000       3,617,017
  2.36%, due 11/7/08 (b)               6,200,000       6,197,561
  2.68%, due 2/11/09 (b)               5,000,000       4,962,033
  2.80%, due 1/7/09 (b)                2,500,000       2,486,972
Federal Home Loan Mortgage
  Corporation (Discount Note)
  2.461%, due 8/17/09 (b)              3,400,000       3,334,493
Federal National Mortgage
  Association
  1.00%, due 10/27/09 (b)(c)          10,000,000      10,000,000
United States Treasury Bills
  0.567%, due 12/18/08 (b)               181,000         180,865
  1.00%, due 6/24/09                     994,000         984,976
  1.10%, due 6/4/09 (b)                1,027,000       1,020,330
  1.79%, due 12/18/08 (b)                112,000         111,738
  1.84%, due 1/15/09 (b)               1,795,000       1,788,119
  2.081%, due 11/13/08 (b)             1,007,000       1,006,302
United States Treasury Notes
  3.00%, due 2/15/09                   1,000,000       1,003,614
  3.125%, due 4/15/09                  2,058,000       2,067,770
  3.50%, due 8/15/09                     804,000         817,693
  3.875%, due 5/15/09                  1,000,000       1,010,377
  4.50%, due 2/15/09                   1,555,000       1,565,892
  4.75%, due 12/31/08                  2,000,000       2,010,452
                                                   -------------
                                                      98,995,906
                                                   -------------
Total Short-Term Investments
  (Amortized Cost
  $791,872,301) (d)                        101.1%  $ 791,872,301
Liabilities in Excess of
  Cash and Other Assets                     (1.1)     (8,397,054)
                                           -----    ------------
Net Assets                                 100.0%  $ 783,475,247
                                           =====    ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Interest rate presented is yield to
     maturity.
(c) Floating rate. Rate shown is the rate in effect at October 31, 2008.
(d)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.





12    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)

                                   AMORTIZED
                                        COST    PERCENT(+)
Aerospace/Defense               $  9,988,694           1.3%
Aerospace/Defense--Equipment       4,988,750           0.6
Agricultural Operations           14,900,500           1.9
Automobile                           959,882           0.1
Beverages--Non-Alcoholic          19,972,375           2.5
Beverages--Wine/Spirits           19,927,034           2.5
Chemicals--Diversified             6,498,212           0.8
Computers                         24,951,256           3.2
Cosmetics and Toiletries          28,904,814           3.7
Diversified Financial Services    28,191,254           3.6
Diversified Manufacturing
  Operations                      88,841,616          11.3
Electric--Generation               9,940,000           1.3
Electric--Integrated              39,983,840           5.1
Electric
  Products--Miscellaneous         18,400,972           2.4
Finance--Auto Loans               39,549,833           5.0
Finance--Commercial                9,987,861           1.3
Finance--Consumer Loans           19,118,309           2.4
Finance--Other Services           38,118,264           4.9
Food--Confectionery                9,995,000           1.3
Food--Miscellaneous/Diversi-
  fied                             9,952,222           1.3
Gas--Distribution                 19,996,416           2.6
Industrial Gases                  20,303,616           2.6
Medical--Drugs                    19,639,854           2.5
Medical Products                  22,669,258           2.9
Multi-Media                        9,967,889           1.3
Office Automation and
  Equipment                       18,031,162           2.3
Oil--Field Services               19,990,569           2.6
Oil Companies--Integrated         29,962,027           3.8
Retail--Discount                   5,600,100           0.7
Retail--Drug Store                 9,984,417           1.3
Retail--Perfume and Cosmetics     14,934,632           1.9
Retail--Restaurants                4,995,250           0.6
Special Purpose Entity            23,260,387           3.0
Supranational Bank                 4,921,625           0.6
Telephone--Integrated             10,836,118           1.4
Tools--Hand Held                  14,612,387           1.9
U.S. Government & Federal
  Agencies                        98,995,906          12.6
                                ------------         -----
                                 791,872,301         101.1
Liabilities in Excess of
  Cash and Other Assets           (8,397,054)         (1.1)
                                ------------         -----
Net Assets                      $783,475,247         100.0%
                                ============         =====





+    Percentages indicated are based on Fund
     net assets.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (amortized cost $791,872,301)      $791,872,301
Cash                                          587
Receivables:
  Fund shares sold                      2,431,134
  Interest                                148,876
Prepaid insurance guarantee (See
  Note 7)                                  49,098
Other assets                               30,474
                                     ------------
     Total assets                     794,532,470
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      10,000,000
  Fund shares redeemed                    342,406
  Manager (See Note 3)                    202,142
  NYLIFE Distributors (See Note 3)        185,810
  Shareholder communication               125,507
  Transfer agent (See Note 3)             100,476
  Professional fees                        70,679
  Custodian                                15,430
  Directors                                 2,366
Accrued expenses                           11,994
Dividend payable                              413
                                     ------------
     Total liabilities                 11,057,223
                                     ------------
Net assets                           $783,475,247
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 5.35 billion shares
  authorized                         $    783,473
Additional paid-in capital            782,690,657
                                     ------------
                                      783,474,130
Accumulated undistributed net
  investment income                         1,117
                                     ------------
Net assets                           $783,475,247
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $347,264,349
                                     ============
Shares of capital stock outstanding   347,276,753
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
SWEEP SHARES CLASS
Net assets applicable to
  outstanding shares                 $436,210,898
                                     ============
Shares of capital stock outstanding   436,196,618
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============






14    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $24,093,862
                                      -----------
EXPENSES:
  Manager (See Note 3)                  3,327,153
  Distribution--Sweep Shares Class
     (See Note 3)                       1,061,422
  Service--Sweep Shares Class (See
     Note 3)                            1,061,422
  Transfer agent --Classes I and
     Sweep Shares Class (See Note 3)      613,630
  Shareholder communication               195,129
  Professional fees                       132,065
  Registration                             42,805
  Directors                                31,700
  Custodian                                29,247
  Insurance guarantee (See Note 7)         26,572
  Miscellaneous                            41,440
                                      -----------
     Total expenses before waiver       6,562,585
  Expense waiver from Manager (See
     Note 3)                             (566,602)
                                      -----------
     Net expenses                       5,995,983
                                      -----------
Net investment income                  18,097,879
                                      -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments            7,643
                                      -----------
Net increase in net assets resulting
  from operations                     $18,105,522
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                        2008             2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income       $    18,097,879   $   28,702,381
 Net realized gain (loss)
  on investments                       7,643           (2,578)
                             --------------------------------
 Net increase in net
  assets resulting from
  operations                      18,105,522       28,699,803
                             --------------------------------

Dividends to shareholders:
 From net investment
  income:
    Class I                       (9,178,170)     (13,817,799)
    Sweep Shares Class            (8,920,160)     (14,884,582)
                             --------------------------------
 Total dividends to
  shareholders                   (18,098,330)     (28,702,381)
                             --------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       1,217,745,247    1,005,185,731
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       18,000,246       28,635,996
 Cost of shares redeemed      (1,176,377,290)    (873,752,919)
                             --------------------------------
    Increase in net assets
     derived from capital
     share transactions           59,368,203      160,068,808
                             --------------------------------
    Net increase in net
     assets                       59,375,395      160,066,230

NET ASSETS:
Beginning of year                724,099,852      564,033,622
                             --------------------------------
End of year                  $   783,475,247   $  724,099,852
                             ================================
Accumulated undistributed
 net investment income at
 end of year                 $         1,117   $           --
                             ================================






16    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     CLASS I
                            --------------------------------------------------------
                                             YEAR ENDED OCTOBER 31,

                            --------------------------------------------------------
                              2008        2007        2006        2005        2004
Net asset value at
  beginning of year         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            --------    --------    --------    --------    --------
Net investment income           0.03        0.05        0.04        0.02        0.01
Net realized and
  unrealized gain (loss)
  on investments                0.00 ++    (0.00)++       --       (0.00)++     0.00 ++
                            --------    --------    --------    --------    --------
Total from investment
  operations                    0.03        0.05        0.04        0.02        0.01
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.03)      (0.05)      (0.04)      (0.02)      (0.01)
  From net realized gain
     on investments               --          --          --          --       (0.00)++
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.03)      (0.05)      (0.04)      (0.02)      (0.01)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            ========    ========    ========    ========    ========
Total investment return         2.66%       4.93%       4.39%       2.42%       0.77%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.66%       4.82%       4.32%       2.40%       0.77%
  Net expenses                  0.50%       0.50%       0.50%       0.50%       0.50%
  Expenses (before waiver)      0.57%       0.57%       0.54%       0.59%       0.60%
Net assets at end of year
  (in 000's)                $347,264    $350,717    $253,013    $232,187    $246,542




++   Less than one cent per share.





18    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         SWEEP SHARES CLASS
      --------------------------------------------------------
                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2008        2007        2006        2005        2004
      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
      --------    --------    --------    --------    --------
          0.02        0.04        0.04        0.02        0.00 ++
          0.00 ++    (0.00)++       --       (0.00)++     0.00 ++
      --------    --------    --------    --------    --------
          0.02        0.04        0.04        0.02        0.00 ++
      --------    --------    --------    --------    --------

         (0.02)      (0.04)      (0.04)      (0.02)      (0.00)++
            --          --          --          --       (0.00)++
      --------    --------    --------    --------    --------
         (0.02)      (0.04)      (0.04)      (0.02)      (0.00)++
      --------    --------    --------    --------    --------
      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
      ========    ========    ========    ========    ========
          2.15%       4.41%       3.88%       1.91%       0.27%

          2.10%       4.32%       3.82%       1.90%       0.27%
          1.00%       1.00%       1.00%       1.00%       1.00%
          1.07%       1.07%       1.04%       1.09%       1.10%
      $436,211    $373,383    $311,020    $271,039    $260,814




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Cash Reserves Fund (the "Fund"), a diversified fund.

The Fund currently offers two classes of shares. Class I shares and the Sweep Shares Class are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. The Fund's No-Load Class shares were redesignated as the Class I shares on January 1, 2004. Each class of shares bears the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that the classes are subject to different distribution fee rates. The Sweep Shares Class bears distribution and service fee payments under a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act. In addition, the Sweep Shares Class bears service fee payments under a shareholder service plan.

The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is participating in the U.S. Treasury Department's temporary Money Market Fund Guarantee Program the details of which are disclosed in Note 7.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends of net investment income are declared daily and paid monthly. The Fund declares and pays distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.



20    MainStay Cash Reserves Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.45% on assets up to $500 million, 0.40% on assets from $500 million to $1.0 billion and 0.35% on assets in excess of $1.0 billion. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of the Fund's average daily net assets as follows:
0.45% on assets up to $500 million, and 0.40% on assets in excess of $500 million.

Effective April 1, 2008, NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, do not exceed the following amounts of average daily net assets for each class: Class I, 0.50%; and Sweep Share Class, 1.00%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.


                                                   mainstayinvestments.com    21

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $3,327,153 and waived its fees in the amount of $566,602.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                      OCTOBER 31,
 2009                     2010                2011            TOTAL
 $193,963               $440,812            $566,602       $1,201,377
---------------------------------------------------------------------------



The Fund had $164,717 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitation for Class I shares and Sweep Shares Class at the same level as the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Fund's distributor and principal underwriter. The Company, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Company, with respect to the Sweep Shares Class shares of the Fund, has adopted a distribution and service plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. The Plan provides that distribution and service fees payable thereunder are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's Sweep Shares Class and service activities.

Pursuant to the Plan, the Distributor, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life, or any other broker-dealer or other financial institution, are entitled to receive a monthly distribution fee, which is an expense of the Fund, for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for account sweep and other distribution-related and shareholder services.

In accordance with the Plan, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Sweep Shares Class shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares Class shares of the Fund.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $613,630.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees on the Statement of Operations.

(E) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class I                          $11,848,024    3.4%
---------------------------------------------------



(F) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $50,149.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                ACCUMULATED          OTHER         UNREALIZED         TOTAL
 ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION     ACCUMULATED
  INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
  $1,530            $--              $(413)            $--            $1,117
------------------------------------------------------------------------------



The other temporary differences are primarily due to distribution payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.




22    MainStay Cash Reserves Fund

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
     $1,568            $(1,568)          $--
-----------------------------------------------



The reclassifications for the Fund are primarily due to distribution redesignations.

The Fund utilized $6,075 of capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                   2008          2007
Distributions paid from:
  Ordinary Income           $18,098,330   $28,702,381
-----------------------------------------------------



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS:


 CLASS I (AT $1 PER SHARE)                 SHARES
Year ended October 31, 2008:
Shares sold                           976,805,057
Shares issued to shareholders in
  reinvestment of dividends             9,080,086
Shares redeemed                      (989,339,956)
                                     ------------
Net decrease                           (3,454,813)
                                     ============
Year ended October 31, 2007:
Shares sold                           787,479,142
Shares issued to shareholders in
  reinvestment of dividends            13,751,414
Shares redeemed                      (703,528,515)
                                     ------------
Net increase                           97,702,041
                                     ============




 SWEEP SHARES CLASS (AT $1 PER
SHARE)                                     SHARES
Year ended October 31, 2008:
Shares sold                           240,940,190
Shares issued to shareholders in
  reinvestment of dividends             8,920,160
Shares redeemed                      (187,037,333)
                                     ------------
Net increase                           62,823,017
                                     ============
Year ended October 31, 2007:
Shares sold                           217,706,589
Shares issued to shareholders in
  reinvestment of dividends            14,884,582
Shares redeemed                      (170,224,404)
                                     ------------
Net increase                           62,366,767
                                     ============



NOTE 7--MONEY MARKET GUARANTEE PROGRAM

At a meeting held on October 3, 2008, the Fund's Board of Directors approved the Fund's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1 per share. Initially, the Program ran through December 18, 2008. On November 24, 2008, the Treasury Department announced that it would extend the Program through at least April 30, 2009. At a meeting held on December 3, 2008, the Fund's Board of Directors approved the Fund's continued participation in this extension of the Program.

The Program applies only to shareholders of record of the Fund on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Fund after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Fund or a broker-dealer, any future investment in the Fund will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Fund and any other participating money market funds exceed the amount of funds available under the Program.

If during the time the Program is in effect, a shareholder transfers his or her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the

                                                   mainstayinvestments.com    23
shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.

Participation in the initial three months of the Program required a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Fund as of September 19, 2008. Under the extension offered by the U.S. Treasury on November 24, 2008, the guarantee remains in effect through April 30, 2009 for an additional payment of 0.015% based upon the net asset value of the Fund as of September 19, 2008. This expense is borne by the Fund without regard to any expense limitation currently in effect for the Fund.

More information about the Program is available at http://www.ustreas.gov.

NOTE 8--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



24    MainStay Cash Reserves Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Cash Reserves Fund ("the Fund"), one of the funds comprising Eclipse Funds Inc., as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Cash Reserves Fund of Eclipse Funds Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreement. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of the Cash Reserves Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain


26    MainStay Cash Reserves Fund
smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM's Equity Investors Group. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship

                                                   mainstayinvestments.com    27
with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.



28    MainStay Cash Reserves Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 100.0% to arrive at the amount eligible for qualified interest income.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Funds' website at
mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    29

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   COMPANY                                      COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 --------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Director        Managers and President and                   since September 2008 (3
9/24/60    since           Chief Executive Officer                      funds); Trustee, The
           September       (since April 2008) of New                    MainStay Funds since
           2008            York Life Investment                         September 2008, (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



30    MainStay Cash Reserves Fund

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                     Trustee since 2000,
8/12/51    since 2005      (since 1990)                                Eclipse Funds (3 funds);
           and Director                                                Chairman and Trustee, The
           since                                                       MainStay Funds since 2007
                                                                       (21 funds);  Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Director and    Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Trustee, The MainStay
           Committee       LLP (1989 to 2002);                         Funds since 2006 (21
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2007            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Director        President and Chief                         since 2002 (3 funds);
12/5/41    since 2002      Executive Officer, Babson-                  Trustee, The MainStay
                           United, Inc. (financial                     Funds since 2007 (21
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H.         Director        Capital Management;                         since 2007 (3 funds);
NOLAN,     since 2007      President--Shields/Alli-                    Trustee, The MainStay
JR.                        ance, Alliance Capital                      Funds since 2007 (21
11/16/46                   Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Director        Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   since 2007      (1990 to 1999 and since                     Trustee, The MainStay
2/13/52                    2004), Somerset & Company                   Funds since 1994 (21
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director, Partner
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    31

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Director and    Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Trustee, The MainStay
           Committee       University of Chicago;                      Funds since 2007 (21
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman                         VP Series Fund, Inc.,
                           of the Board, Ygomi LLC                     since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Director        of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   since 2007      (1971 to 1995)                              Trustee, The MainStay
                                                                       Funds since 2007 (21
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, The MainStay Funds,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, The MainStay Funds, MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t--Adminis-     2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           The MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






32    MainStay Cash Reserves Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, The MainStay Funds,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, The MainStay Funds and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, The MainStay Funds and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO14517         (RECYCLE LOGO)            MS308-08           MSCR11-12/08
                                                                          B2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 ALL CAP GROWTH FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM
THE PRESIDENT


Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 ALL CAP GROWTH FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            27
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  28
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             32
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        32
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       32
---------------------------------------------

DIRECTORS AND OFFICERS                     33

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (45.14%)  (2.71%)  (2.94%)
Excluding sales charges    (41.95)   (1.61)   (2.39)




(With sales charges)
(PERFORMANCE GRAPH)

                                              RUSSELL 3000     S&P 500
                            INVESTOR CLASS    GROWTH INDEX      INDEX
                            --------------    ------------     -------
10/31/98                        9450.00         10000.00      10000.00
                               12483.00         13390.00      12567.00
                               13997.00         14703.00      13332.00
                                8631.00          8919.00      10012.00
                                6926.00          7160.00       8500.00
                                8047.00          8833.00      10268.00
                                8117.00          9145.00      11235.00
                                9677.00          9967.00      12215.00
                               10572.00         11102.00      14211.00
                               12783.00         13212.00      16280.00
10/31/08                        7420.00          8319.00      10403.00






CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (45.07%)  (2.69%)  (2.93%)
Excluding sales charges    (41.88)   (1.58)   (2.38)




(With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY ALL
               CAP GROWTH     RUSSELL 3000     S&P 500
                  FUND        GROWTH INDEX      INDEX
              ------------    ------------     -------
10/31/98        23625.00        25000.00      25000.00
                31208.00        33476.00      31417.00
                34992.00        36758.00      33331.00
                21579.00        22298.00      25030.00
                17314.00        17900.00      21249.00
                20116.00        22081.00      25669.00
                20294.00        22863.00      28088.00
                24193.00        24918.00      30537.00
                26431.00        27755.00      35527.00
                31958.00        33030.00      40699.00
10/31/08        18575.00        20796.00      26008.00






CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (45.07%)  (2.72%)  (3.21%)
Excluding sales charges    (42.43)   (2.36)   (3.21)




(With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY ALL
               CAP GROWTH     RUSSELL 3000     S&P 500
                  FUND        GROWTH INDEX      INDEX
              ------------    ------------     -------
10/31/98        10000.00        10000.00      10000.00
10/31/99        13075.00        13390.00      12567.00
10/31/00        14516.00        14703.00      13332.00
10/31/01         8855.00         8919.00      10012.00
10/31/02         7053.00         7160.00       8500.00
10/31/03         8131.00         8833.00      10268.00
10/31/04         8144.00         9145.00      11235.00
10/31/05         9634.00         9967.00      12215.00
10/31/06        10448.00        11102.00      14211.00
10/31/07        12536.00        13212.00      16280.00
10/31/08         7217.00         8319.00      10403.00






1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (42.95%)  (2.33%)  (3.20%)
Excluding sales charges    (42.42)   (2.33)   (3.20)




(With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY ALL
                             CAP GROWTH     RUSSELL 3000     S&P 500
                                FUND        GROWTH INDEX      INDEX
                            ------------    ------------     -------
10/31/98                      10000.00        10000.00      10000.00
                              13075.00        13390.00      12567.00
                              14516.00        14703.00      13332.00
                               8855.00         8919.00      10012.00
                               7053.00         7160.00       8500.00
                               8131.00         8833.00      10268.00
                               8149.00         9145.00      11235.00
                               9643.00         9967.00      12215.00
                              10457.00        11102.00      14211.00
                              12550.00        13212.00      16280.00
10/31/08                       7226.00         8319.00      10403.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             ONE      FIVE     TEN
TOTAL RETURNS     YEAR     YEARS    YEARS
-----------------------------------------
                 (41.60%)  (1.07%)  (2.05%)




(With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY ALL
                          CAP GROWTH     RUSSELL 3000     S&P 500
                             FUND        GROWTH INDEX      INDEX
                         ------------    ------------     -------
10/31/98                   10000.00        10000.00      10000.00
                           13229.00        13390.00      12567.00
                           14848.00        14703.00      13332.00
                            9155.00         8919.00      10012.00
                            7363.00         7160.00       8500.00
                            8576.00         8833.00      10268.00
                            8687.00         9145.00      11235.00
                           10415.00         9967.00      12215.00
                           11444.00        11102.00      14211.00
                           13917.00        13212.00      16280.00
10/31/08                    8128.00         8319.00      10403.00







 BENCHMARK PERFORMANCE                       ONE      FIVE     TEN
                                            YEAR     YEARS    YEARS
-------------------------------------------------------------------------
Russell 3000(R) Growth Index(4)            (37.04%)  (1.19%)  (1.82%)
S&P 500(R) Index(5)                        (36.10)    0.26     0.40
Average Lipper multi-cap growth fund(6)    (40.47)   (0.44)    1.10



   institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been lower.
4. The Russell 3000(R) Growth Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay All Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP GROWTH FUND
--------------------------------------------------------------------------------
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $648.00         $6.79          $1,016.90         $ 8.31
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $649.10         $5.10          $1,019.00         $ 6.24
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $645.30         $9.88          $1,013.10         $12.09
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $645.60         $9.89          $1,013.10         $12.09
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $650.00         $3.86          $1,020.50         $ 4.72
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.64% for Investor Class, 1.23% for Class A, 2.39% for Class B and Class C and 0.93% for Class I ) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

 INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Computers & Peripherals                 6.8%
Aerospace & Defense                     5.6
Health Care Equipment & Supplies        5.6
Biotechnology                           5.4
Energy Equipment & Services             5.2
Beverages                               4.7
Software                                4.5
Chemicals                               4.0
Communications Equipment                3.7
Life Sciences Tools & Services          3.6
Semiconductors & Semiconductor
  Equipment                             3.6
Electronic Equipment & Instruments      3.5
Food & Staples Retailing                3.3
Internet Software & Services            3.2
Machinery                               2.8
Household Products                      2.4
Tobacco                                 2.4
Electrical Equipment                    2.3
Wireless Telecommunication Services     2.0
Road & Rail                             1.9
Health Care Providers & Services        1.7
IT Services                             1.7
Construction & Engineering              1.6
Multiline Retail                        1.5
Pharmaceuticals                         1.3
Textiles, Apparel & Luxury Goods        1.3
Diversified Telecommunication
  Services                              1.2
Oil, Gas & Consumable Fuels             1.2
Capital Markets                         1.1
Independent Power Producers & Energy
  Traders                               1.0
Personal Products                       1.0
Specialty Retail                        0.9
Distributors                            0.8
Commercial Services & Supplies          0.7
Containers & Packaging                  0.7
Diversified Consumer Services           0.7
Hotels, Restaurants & Leisure           0.6
Diversified Financial Services          0.3
Short-Term Investment                   4.6
Liabilities in Excess of Cash and
  Other Assets                         (0.4)
                                      -----
                                      100.0%
                                      =====



See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Gilead Sciences, Inc.
    2.  Thermo Fisher Scientific, Inc.
    3.  United Technologies Corp.
    4.  PepsiCo, Inc.
    5.  Microsoft Corp.
    6.  International Business Machines Corp.
    7.  Wal-Mart Stores, Inc.
    8.  Praxair, Inc.
    9.  L-3 Communications Holdings, Inc.
   10.  Roper Industries, Inc.







8    MainStay All Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN, ROBERT J. CENTRELLA, CFA, JOHN BUTLER, EILEEN COOK, LANETTE DONOVAN AND DENISE E. HIGGINS, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ALL CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay All Cap Growth Fund returned -41.95% for Investor Class shares,(1) -41.88% for Class A shares, -42.43% for Class B shares and -42.42% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -41.60%. All share classes underperformed the -40.47% return of the average Lipper(2) multi-cap growth fund and the -37.04% return of the Russell 3000(R) Growth Index,(3) for the 12 months ended October 31, 2008. The Russell 3000(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Even in a broadly declining market, some sectors and securities performed better than others. Favorable stock selection in materials, telecommunication services and utilities helped the Fund's performance relative to the Russell 3000(R) Growth Index during the 12-month reporting period. The Fund's positioning in materials and utilities also helped. However, the Fund's combined allocation to these sectors was less than 10% of the Fund's net assets, so the overall impact of these positive allocations was limited.

Stock selection in information technology, consumer staples and financials detracted from the Fund's relative performance, and accounted for the Fund's shortfall relative to its benchmark and its peers. In financials, the Fund's underweight position relative to the Russell 3000(R) Growth Index helped to partially offset the sector's weakness.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS AND WHICH STOCKS WERE THE WEAKEST?

The strongest contributors to the Fund's absolute performance were Respironics, a respiratory therapy company that advanced prior to being acquired during the reporting period; Akamai Technologies a provider of Internet services and software; and Norfolk Southern, a railroad operator. Although Akamai Technologies declined substantially during the reporting period, we made strategic buys and sells, which helped the stock's performance in the Fund.

Major detractors from the Fund's absolute performance were Blackberry provider Research in Motion; semiconductor and solar wafer provider MEMC Electronics; and women's health care company Hologic.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

The Fund initiated a new position in Wal-Mart Stores, as the company was one of the benefactors of a slowing economy. The Fund also purchased Dollar Tree, a chain of stores with merchandise priced at $1.00. The Dollar Tree position was later sold at a gain. Near the end of the reporting period, the Fund also established a position in Baxter International, a diversified health care equipment company.

We eliminated the Fund's position in Corning, a manufacturer of optical fiber and LCD glass. The Fund sold its position in Respironics after the company agreed to be acquired.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we significantly increased the Fund's weightings in consumer staples and health care and slightly increased the Fund's allocation to materials. Over the same period, we significantly decreased the Fund's weightings in consumer discretionary and financials and modestly

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Fund invests in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the perfor-mance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information about Lipper Inc.
3. See footnote on page 6 for more information on the Russell 3000(R) Growth Index.

                                                    mainstayinvestments.com    9
decreased its exposure to energy and telecommunication services.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2008?

As of October 31, 2008, the Fund held overweight positions relative to the Russell 3000(R) Growth Index in health care and industrials. On the same date, the Fund held underweight positions relative to the Index in the consumer discretionary and energy sectors.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay All Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                        SHARES           VALUE
COMMON STOCKS 95.8%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 5.6%
V  L-3 Communications
  Holdings, Inc.                        46,900   $   3,806,873
Precision Castparts Corp.               35,200       2,281,312
V  United Technologies Corp.            78,500       4,314,360
                                                 -------------
                                                    10,402,545
                                                 -------------

BEVERAGES 4.7%
Coca-Cola Co. (The)                     58,000       2,555,480
Hansen Natural Corp. (a)                76,600       1,939,512
V  PepsiCo, Inc.                        73,800       4,207,338
                                                 -------------
                                                     8,702,330
                                                 -------------

BIOTECHNOLOGY 5.4%
Genentech, Inc. (a)                     36,700       3,043,898
V  Gilead Sciences, Inc. (a)           116,900       5,359,865
United Therapeutics Corp. (a)           18,400       1,605,032
                                                 -------------
                                                    10,008,795
                                                 -------------

CAPITAL MARKETS 1.1%
Affiliated Managers Group,
  Inc. (a)                              26,400       1,224,432
Ameriprise Financial, Inc.              36,700         792,720
                                                 -------------
                                                     2,017,152
                                                 -------------

CHEMICALS 4.0%
Monsanto Co.                            31,600       2,811,768
Mosaic Co. (The) (a)                    13,900         547,799
V  Praxair, Inc.                        61,400       4,000,210
                                                 -------------
                                                     7,359,777
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES 0.7%
Iron Mountain, Inc. (a)                 50,000       1,214,000
                                                 -------------


COMMUNICATIONS EQUIPMENT 3.7%
Harris Corp.                            56,100       2,016,795
QUALCOMM, Inc.                          65,000       2,486,900
Research In Motion, Ltd. (a)            48,000       2,420,640
                                                 -------------
                                                     6,924,335
                                                 -------------

COMPUTERS & PERIPHERALS 6.8%
Apple, Inc. (a)                         22,500       2,420,775
EMC Corp. (a)                          227,200       2,676,416
Hewlett-Packard Co.                     70,500       2,698,740
V  International Business
  Machines Corp.                        43,700       4,062,789
Logitech International S.A.
  (a)                                   51,200         757,248
                                                 -------------
                                                    12,615,968
                                                 -------------

CONSTRUCTION & ENGINEERING 1.6%
Quanta Services, Inc. (a)              146,400       2,892,864
                                                 -------------


CONTAINERS & PACKAGING 0.7%
Crown Holdings, Inc. (a)                64,000       1,291,520
                                                 -------------


DISTRIBUTORS 0.8%
LKQ Corp. (a)                          136,500       1,561,560
                                                 -------------


DIVERSIFIED CONSUMER SERVICES 0.7%
Capella Education Co. (a)               27,500       1,303,500
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES 0.3%
JPMorgan Chase & Co.                    15,300         631,125
                                                 -------------


DIVERSIFIED TELECOMMUNICATION SERVICES 1.2%
NTELOS Holdings Corp.                   83,300       2,165,800
                                                 -------------


ELECTRICAL EQUIPMENT 2.3%
General Cable Corp. (a)                 38,400         655,872
V  Roper Industries, Inc.               80,900       3,668,815
                                                 -------------
                                                     4,324,687
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 3.5%
Amphenol Corp. Class A                 113,800       3,260,370
Anixter International, Inc.
  (a)                                   50,900       1,710,749
Avnet, Inc. (a)                         87,800       1,469,772
                                                 -------------
                                                     6,440,891
                                                 -------------

ENERGY EQUIPMENT & SERVICES 5.2%
Baker Hughes, Inc.                      29,400       1,027,530
Cameron International Corp.
  (a)                                   87,400       2,120,324
National Oilwell Varco, Inc.
  (a)                                   60,300       1,802,367
Transocean, Inc. (a)                    27,571       2,269,920
Weatherford International,
  Ltd. (a)                             144,700       2,442,536
                                                 -------------
                                                     9,662,677
                                                 -------------

FOOD & STAPLES RETAILING 3.3%
CVS Caremark Corp.                      39,000       1,195,350
Kroger Co. (The)                        33,400         917,164
V  Wal-Mart Stores, Inc.                72,300       4,035,063
                                                 -------------
                                                     6,147,577
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES 5.6%
Baxter International, Inc.              11,600         701,684
Becton, Dickinson & Co.                 45,500       3,157,700
C.R. Bard, Inc.                         23,400       2,065,050
Hologic, Inc. (a)                       79,844         977,291
St. Jude Medical, Inc. (a)              89,900       3,418,897
                                                 -------------
                                                    10,320,622
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 1.7%
Medco Health Solutions, Inc.
  (a)                                   84,200       3,195,390
                                                 -------------




 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE 0.6%
McDonald's Corp.                        20,700   $   1,199,151
                                                 -------------


HOUSEHOLD PRODUCTS 2.4%
Church & Dwight Co., Inc.               16,600         980,894
Colgate-Palmolive Co.                   44,200       2,773,992
Energizer Holdings, Inc. (a)            15,400         752,444
                                                 -------------
                                                     4,507,330
                                                 -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.0%
NRG Energy, Inc. (a)                    76,100       1,769,325
                                                 -------------


INTERNET SOFTWARE & SERVICES 3.2%
Akamai Technologies, Inc. (a)           99,900       1,436,562
Equinix, Inc. (a)                       37,900       2,365,718
Google, Inc. Class A (a)                 6,200       2,228,032
                                                 -------------
                                                     6,030,312
                                                 -------------

IT SERVICES 1.7%
Alliance Data Systems Corp.
  (a)                                   40,800       2,046,528
Fiserv, Inc. (a)                        34,700       1,157,592
                                                 -------------
                                                     3,204,120
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES 3.6%
Covance, Inc. (a)                       14,800         740,000
ICON PLC, Sponsored ADR
  (a)(b)                                29,100         738,267
V  Thermo Fisher Scientific,
  Inc. (a)                             130,300       5,290,180
                                                 -------------
                                                     6,768,447
                                                 -------------

MACHINERY 2.8%
Caterpillar, Inc.                       19,100         729,047
Danaher Corp.                           57,000       3,376,680
Illinois Tool Works, Inc.               34,200       1,141,938
                                                 -------------
                                                     5,247,665
                                                 -------------

MULTILINE RETAIL 1.5%
Kohl's Corp. (a)                        81,000       2,845,530
                                                 -------------


OIL, GAS & CONSUMABLE FUELS 1.2%
Williams Cos., Inc.                    103,000       2,159,910
                                                 -------------


PERSONAL PRODUCTS 1.0%
Avon Products, Inc.                     71,500       1,775,345
                                                 -------------


PHARMACEUTICALS 1.3%
Abbott Laboratories                     43,600       2,404,540
                                                 -------------


ROAD & RAIL 1.9%
Norfolk Southern Corp.                  59,800       3,584,412
                                                 -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.6%
Intel Corp.                            221,600       3,545,600
MEMC Electronic Materials,
  Inc. (a)                              58,300       1,071,554
RF Micro Devices, Inc. (a)           1,053,200       2,095,868
                                                 -------------
                                                     6,713,022
                                                 -------------

SOFTWARE 4.5%
Autodesk, Inc. (a)                      92,600       1,973,306
FactSet Research Systems,
  Inc.                                  53,850       2,088,841
V  Microsoft Corp.                     188,300       4,204,739
                                                 -------------
                                                     8,266,886
                                                 -------------

SPECIALTY RETAIL 0.9%
Guess?, Inc.                            77,400       1,684,998
                                                 -------------


TEXTILES, APPAREL & LUXURY GOODS 1.3%
Fossil, Inc. (a)                        42,000         762,300
Phillips-Van Heusen Corp.               69,200       1,696,092
                                                 -------------
                                                     2,458,392
                                                 -------------

TOBACCO 2.4%
Altria Group, Inc.                      41,200         790,628
Philip Morris International,
  Inc.                                  82,700       3,594,969
                                                 -------------
                                                     4,385,597
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES 2.0%
American Tower Corp. Class A
  (a)                                   74,400       2,403,864
SBA Communications Corp.
  Class A (a)                           60,700       1,274,093
                                                 -------------
                                                     3,677,957
                                                 -------------
Total Common Stocks
  (Cost $204,998,307)                              177,866,054
                                                 -------------



                                     PRINCIPAL
                                        AMOUNT
SHORT-TERM INVESTMENT 4.6%
--------------------------------------------------------------

REPURCHASE AGREEMENT 4.6%
State Street Bank and Trust
  Co. 0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $8,489,693 (Collateralized
  by a Federal Home Loan Bank
  Security with a rate of
  2.673 and a maturity date
  of 3/4/09, with a Principal
  Amount of $8,640,000 and a
  Market Value of $8,661,600)       $8,489,623       8,489,623
                                                 -------------
Total Short-Term Investment
  (Cost $8,489,623)                                  8,489,623
                                                 -------------
Total Investments
  (Cost $213,487,930) (c)                100.4%    186,355,677
Liabilities in Excess of
  Cash and Other Assets                   (0.4)       (707,708)
                                         -----    ------------
Net Assets                               100.0%  $ 185,647,969
                                         =====    ============






12    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)   Non-income producing security.
(b)   ADR--American Depositary Receipt.
(c)   At October 31, 2008, cost is $215,393,246
      for federal income tax purposes and net
      unrealized depreciation is as follows:




Gross unrealized appreciation      $ 19,935,959
Gross unrealized depreciation       (48,973,528)
                                   ------------
Net unrealized depreciation        $(29,037,569)
                                   ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $213,487,930)     $186,355,677
Receivables:
  Investment securities sold            1,051,033
  Fund shares sold                         97,349
  Dividends and interest                   51,750
Other assets                               29,515
                                     ------------
     Total assets                     187,585,324
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       1,654,706
  Manager (See Note 3)                    101,754
  Shareholder communication                53,096
  Transfer agent (See Note 3)              39,845
  Professional fees                        38,868
  Fund shares redeemed                     20,258
  NYLIFE Distributors (See Note 3)         13,024
  Custodian                                 7,517
  Directors                                   756
Accrued expenses                            7,531
                                     ------------
     Total liabilities                  1,937,355
                                     ------------
Net assets                           $185,647,969
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $     11,498
Additional paid-in capital            218,406,111
                                     ------------
                                      218,417,609
Accumulated net realized loss on
  investments and written options      (5,637,387)
Net unrealized depreciation on
  investments                         (27,132,253)
                                     ------------
Net assets                           $185,647,969
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  5,459,639
                                     ============
Shares of capital stock outstanding       354,630
                                     ============
Net asset value per share
  outstanding                        $      15.40
Maximum sales charge (5.50% of
  offering price)                            0.90
                                     ------------
Maximum offering price per share
  outstanding                        $      16.30
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 12,771,239
                                     ============
Shares of capital stock outstanding       828,162
                                     ============
Net asset value per share
  outstanding                        $      15.42
Maximum sales charge (5.50% of
  offering price)                            0.90
                                     ------------
Maximum offering price per share
  outstanding                        $      16.32
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $  6,191,475
                                     ============
Shares of capital stock outstanding       418,433
                                     ============
Net asset value and offering price
  per share outstanding              $      14.80
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  4,004,028
                                     ============
Shares of capital stock outstanding       270,263
                                     ============
Net asset value and offering price
  per share outstanding              $      14.82
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $157,221,588
                                     ============
Shares of capital stock outstanding     9,626,801
                                     ============
Net asset value and offering price
  per share outstanding              $      16.33
                                     ============






14    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $   1,174,970
  Dividends                                934,358
  Income from securities
     loaned--net                           210,814
                                     -------------
     Total income                        2,320,142
                                     -------------
EXPENSES:
  Manager (See Note 3)                   2,486,039
  Transfer agent--Investor Class
     (See Note 3)                           21,319
  Transfer agent--Class A (See Note
     3)                                     52,462
  Transfer agent--Classes B and C
     (See Note 3)                           69,220
  Transfer agent--Class I (See Note
     3)                                     90,133
  Distribution--Class B (See Note
     3)                                     75,610
  Distribution--Class C (See Note
     3)                                     48,685
  Distribution/Service--Investor
     Class (See Note 3)                     11,642
  Distribution/Service--Class A
     (See Note 3)                           60,431
  Service--Class B (See Note 3)             25,203
  Service--Class C (See Note 3)             16,228
  Shareholder communication                 73,456
  Professional fees                         71,962
  Registration                              57,171
  Custodian                                 13,718
  Directors                                 12,033
  Miscellaneous                             23,732
                                     -------------
     Total expenses before waiver        3,209,044
  Expense waiver from Manager (See
     Note 3)                              (109,857)
                                     -------------
     Net expenses                        3,099,187
                                     -------------
Net investment loss                       (779,045)
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND WRITTEN OPTION TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                 (5,623,332)
  Written option transactions              114,075
                                     -------------
Net realized loss on investments
  and written option transactions       (5,509,257)
                                     -------------
Net change in unrealized
  appreciation on investments         (134,240,771)
                                     -------------
Net realized and unrealized loss on
  investments and written option
  transactions                        (139,750,028)
                                     -------------
Net decrease in net assets
  resulting from operations          $(140,529,073)
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss           $    (779,045)  $   (960,483)
 Net realized gain (loss) on
  investments and written
  option transactions             (5,509,257)    30,108,204
 Net change in unrealized
  appreciation on investments   (134,240,771)    32,362,921
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (140,529,073)    61,510,642
                               ----------------------------

Distributions to shareholders:
 From net realized gain on
  investments:
    Class A                       (2,620,075)            --
    Class B                         (967,804)            --
    Class C                         (613,306)            --
    Class I                      (21,877,519)            --
                               ----------------------------
 Total distributions to
  shareholders                   (26,078,704)            --
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          42,696,821     47,817,672
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                   25,861,146             --
 Cost of shares redeemed         (66,261,284)   (66,230,508)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                  2,296,683    (18,412,836)
                               ----------------------------
    Net increase (decrease)
     in net assets              (164,311,094)    43,097,806

NET ASSETS:
Beginning of year                349,959,063    306,861,257
                               ----------------------------
End of year                    $ 185,647,969   $349,959,063
                               ============================






16    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                            CLASS A
                            --------------    -------------------------------------------------------
                             FEBRUARY 28,                                                  JANUARY 2,
                                2008**                                                       2004**
                                THROUGH                                                     THROUGH
                              OCTOBER 31,              YEAR ENDED OCTOBER 31,             OCTOBER 31,

                            -------------------------------------------------------------------------
                                 2008           2008       2007       2006       2005         2004
Net asset value at
  beginning of period           $ 23.34       $ 28.85    $ 23.86    $ 21.84    $ 18.32      $ 18.99
                                -------       -------    -------    -------    -------      -------
Net investment loss (a)           (0.13)        (0.14)     (0.21)     (0.21)     (0.19)(b)    (0.10)
Net realized and
  unrealized gain (loss)
  on investments                  (7.81)       (11.05)      5.20       2.23       3.71        (0.57)
                                -------       -------    -------    -------    -------      -------
Total from investment
  operations                      (7.94)       (11.19)      4.99       2.02       3.52        (0.67)
                                -------       -------    -------    -------    -------      -------
Less distributions:
  From net realized gain
     on investments                  --         (2.24)        --         --         --           --
                                -------       -------    -------    -------    -------      -------
Total distributions                  --         (2.24)        --         --         --           --
                                -------       -------    -------    -------    -------      -------
Net asset value at end of
  period                        $ 15.40       $ 15.42    $ 28.85    $ 23.86    $ 21.84      $ 18.32
                                =======       =======    =======    =======    =======      =======
Total investment return
  (c)(f)                         (34.02%)(d)   (41.88%)    20.91%      9.25%     19.21%       (3.53%)(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss             (0.88%)++     (0.59%)    (0.79%)    (0.89%)    (0.95%)(b)   (0.61%)++
  Net expenses                     1.64% ++      1.39%      1.55%      1.50%      1.55%        1.31% ++
  Expenses (before
     waiver/recoupment)            1.66% ++      1.40%      1.53% (e)  1.54%      1.59%        1.37% ++
Portfolio turnover rate              56%           56%        37%        46%        31%          44%
Net assets at end of
  period (in 000's)             $ 5,460       $12,771    $32,894    $28,170    $14,333      $12,716




                                                   CLASS C
                            ----------------------------------------------------
                                                                      JANUARY 2,
                                                                        2004**
                                                                       THROUGH
                                    YEAR ENDED OCTOBER 31,           OCTOBER 31,

                            ----------------------------------------------------
                              2008      2007      2006      2005         2004
Net asset value at
  beginning of period       $ 28.06    $23.38    $21.56    $18.22       $18.99
                            -------    ------    ------    ------       ------
Net investment loss (a)       (0.34)    (0.39)    (0.37)    (0.36)(b)    (0.23)
Net realized and
  unrealized gain (loss)
  on investments             (10.66)     5.07      2.19      3.70        (0.54)
                            -------    ------    ------    ------       ------
Total from investment
  operations                 (11.00)     4.68      1.82      3.34        (0.77)
                            -------    ------    ------    ------       ------
Less distributions:
  From net realized gain
     on investments           (2.24)       --        --        --           --
                            -------    ------    ------    ------       ------
Total distributions           (2.24)       --        --        --           --
                            -------    ------    ------    ------       ------
Net asset value at end of
  period                    $ 14.82    $28.06    $23.38    $21.56       $18.22
                            =======    ======    ======    ======       ======
Total investment return
  (c)(f)                     (42.42%)   20.02%     8.44%    18.33%       (4.05%)(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss         (1.55%)   (1.55%)   (1.64%)   (1.70%)(b)   (1.36%)++
  Net expenses                 2.34%     2.30%     2.25%     2.30%        2.06% ++
  Expenses (before
     waiver/recoupment)        2.35%     2.28% (e) 2.29%     2.34%        2.12% ++
Portfolio turnover rate          56%       37%       46%       31%          44%
Net assets at end of
  period (in 000's)         $ 4,004    $7,396    $4,820    $2,292       $  532




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Due to expense cap structure change as noted in Note 3(A), Classes A, B and C were able to recoup expenses during year ended October 31, 2007.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         CLASS B
--------------------------------------------------------
                                              JANUARY 2,
                                                2004**
                                               THROUGH
          YEAR ENDED OCTOBER 31,             OCTOBER 31,

--------------------------------------------------------
   2008        2007       2006      2005         2004
  $ 28.03    $ 23.36    $ 21.54    $18.21       $18.99
  -------    -------    -------    ------       ------
    (0.34)     (0.39)     (0.37)    (0.36)(b)    (0.22)
   (10.65)      5.06       2.19      3.69        (0.56)
  -------    -------    -------    ------       ------
   (10.99)      4.67       1.82      3.33        (0.78)
  -------    -------    -------    ------       ------

    (2.24)        --         --        --           --
  -------    -------    -------    ------       ------
    (2.24)        --         --        --           --
  -------    -------    -------    ------       ------
  $ 14.80    $ 28.03    $ 23.36    $21.54       $18.21
  =======    =======    =======    ======       ======
   (42.43%)    19.99%      8.45%    18.29%       (4.11%)(d)

    (1.55%)    (1.54%)    (1.63%)   (1.70%)(b)   (1.36%)++
     2.34%      2.30%      2.25%     2.30%        2.06% ++
     2.35%      2.28% (e)  2.29%     2.34%        2.12% ++
       56%        37%        46%       31%          44%
  $ 6,191    $11,925    $10,770    $9,499       $3,453




                          CLASS I
----------------------------------------------------------



                  YEAR ENDED OCTOBER 31,

----------------------------------------------------------
   2008         2007        2006        2005        2004
  $  30.28    $  24.90    $  22.66    $  18.90    $  18.66
  --------    --------    --------    --------    --------
     (0.03)      (0.05)      (0.08)      (0.07)(b)   (0.04)
    (11.68)       5.43        2.32        3.83        0.28
  --------    --------    --------    --------    --------
    (11.71)       5.38        2.24        3.76        0.24
  --------    --------    --------    --------    --------

     (2.24)         --          --          --          --
  --------    --------    --------    --------    --------
     (2.24)         --          --          --          --
  --------    --------    --------    --------    --------
  $  16.33    $  30.28    $  24.90    $  22.66    $  18.90
  ========    ========    ========    ========    ========
    (41.60%)     21.61%       9.89%      19.89%       1.29%

     (0.14%)     (0.18%)     (0.31%)     (0.33%)(b)  (0.23%)
      0.93%       0.93%       0.93%       0.93%       0.93%
      0.97%       0.95%       0.97%       0.97%       0.99%
        56%         37%         46%         31%         44%
  $157,222    $297,744    $263,102    $289,058    $253,968




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay All Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced on January 2, 1991. Class A shares, Class B shares and Class C shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax


20    MainStay All Cap Growth Fund
years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies

                                                   mainstayinvestments.com    21
to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk.
The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Directors and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.85% on assets up to $500 million, 0.825% on assets from $500 million to $1 billion and 0.80% on assets in excess of $1 billion. Prior to May 1, 2008, this fee was 0.85% of the average daily net assets of the Fund.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investors Class, 1.64%; Class A, 1.27%; Class B, 2.39%; Class C, 2.39%; and Class I, 0.93%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the


22    MainStay All Cap Growth Fund
agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.54%; Class B, 2.29%; Class C, 2.29%; and Class I, 0.93%. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $2,486,039 and waived its fees in the amount of $109,857.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

           OCTOBER 31,
    2009        2010       2011       TOTAL
  $126,077    $33,169    109,857    $269,103
--------------------------------------------



The Fund had $27,750 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,680 and $8,022, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $0, $772, $19,788, and $1,366, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $233,134.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                              $        883          0.0%++
--------------------------------------------------------------
Class B                                       850          0.0++
--------------------------------------------------------------
Class C                                       851          0.0++
--------------------------------------------------------------
Class I                               119,650,826         76.1
--------------------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year

                                                   mainstayinvestments.com    23
ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $17,546.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                ACCUMULATED
                  CAPITAL        OTHER        UNREALIZED         TOTAL
 ORDINARY        AND OTHER     TEMPORARY     APPRECIATION     ACCUMULATED
 INCOME        GAINS (LOSS)   DIFFERENCES   (DEPRECIATION)    GAIN (LOSS)
 $--            $(3,732,071)          $--     $(29,037,569)  $(32,769,640)
-------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED        ACCUMULATED
 UNDISTRIBUTED      NET REALIZED
 NET INVESTMENT      GAIN (LOSS)        ADDITIONAL
 INCOME (LOSS)     ON INVESTMENTS    PAID-IN CAPITAL
    $779,045           $17,291          $(796,336)
----------------------------------------------------



The reclassifications for the Fund are primarily due to net operating loss and REIT adjustments.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $3,732,071 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                     CAPITAL
                       LOSS
   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2016           $3,732




The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                      2008    2007
Distributions paid from:
  Long-Term Capital Gains      $26,078,704     $--
--------------------------------------------------



NOTE 5--WRITTEN OPTIONS:

During the year ended October 31, 2008, the Fund had the following transactions in written options:

                               NUMBER OF
                               CONTRACTS    PREMIUM
Options Outstanding at
  October 31, 2007                    --   $      --
----------------------------------------------------
Options--Written                     339     263,905
----------------------------------------------------
Options--Expired                      --          --
----------------------------------------------------
Options--Canceled in closing
  transactions                      (339)   (263,905)
----------------------------------------------------
Options Outstanding at
  October 31, 2008                    --   $      --
----------------------------------------------------



NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 8--PURCHASE AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $158,931 and $170,548, respectively.



24    MainStay All Cap Growth Fund

NOTE 9--CAPITAL SHARES TRANSACTIONS:


 INVESTOR CLASS                 SHARES        AMOUNT

Period ended October 31, 2008
  (a):
Shares sold                    113,501   $ 2,620,593
Shares redeemed                (65,713)   (1,424,817)
                               ---------------------
Net increase in shares
  outstanding before
  conversion                    47,788     1,195,776
Shares converted into
  Investor Class (See Note 1)  326,895     7,270,907
Shares converted from
  Investor Class (See Note 1)  (20,053)     (414,090)
                               ---------------------
Net increase                   354,630   $ 8,052,593
                               =====================



(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                         SHARES         AMOUNT

Year ended October 31,
  2008:
Shares sold                     347,558   $  8,219,247
Shares issued to
  shareholders in
  reinvestment of
  distributions                  96,913      2,497,478
Shares redeemed                (478,056)   (10,828,262)
                             -------------------------
Net decrease in shares
  outstanding before
  conversion                    (33,585)      (111,537)
Shares converted into Class
  A (See Note 1)                 37,268        819,698
Shares converted from Class
  A (See Note 1)               (315,844)    (7,017,224)
                             -------------------------
Net decrease                   (312,161)  $ (6,309,063)
                             =========================

Year ended October 31,
  2007:
Shares sold                     307,042   $  8,068,099
Shares redeemed                (374,643)    (9,472,149)
                             -------------------------
Net decrease in shares
  outstanding before
  conversion                    (67,601)    (1,404,050)
Shares converted from Class
  B (See Note 1)                 27,393        703,250
                             -------------------------
Net decrease                    (40,208)  $   (700,800)
                             =========================


 CLASS B                         SHARES         AMOUNT
Year ended October 31,
  2008:
Shares sold                     113,445   $  2,595,323
Shares issued to
  shareholders in
  reinvestment of
  distributions                  37,250        929,758
Shares redeemed                (128,405)    (2,765,833)
                             -------------------------
Net increase in shares
  outstanding before
  conversion                     22,290        759,248
Shares converted from Class
  B (See Note 1)                (29,282)      (659,291)
                             -------------------------
Net increase (decrease)          (6,992)  $     99,957
                             =========================

Year ended October 31,
  2007:
Shares sold                     103,204   $  2,653,965
Shares redeemed                (110,713)    (2,747,730)
                             -------------------------
Net decrease in shares
  outstanding before
  conversion                     (7,509)       (93,765)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (28,072)      (703,250)
                             -------------------------
Net decrease                    (35,581)  $   (797,015)
                             =========================


 CLASS C                         SHARES         AMOUNT
Year ended October 31,
  2008:
Shares sold                      72,783   $  1,581,956
Shares issued to
  shareholders in
  reinvestment of
  distributions                  22,404        559,649
Shares redeemed                 (88,533)    (1,755,185)
                             -------------------------
Net increase                      6,654   $    386,420
                             =========================

Year ended October 31,
  2007:
Shares sold                     114,417   $  2,922,275
Shares redeemed                 (56,945)    (1,426,155)
                             -------------------------
Net increase                     57,472   $  1,496,120
                             =========================

 CLASS I                         SHARES         AMOUNT
Year ended October 31,
  2008:
Shares sold                   1,133,975   $ 27,679,702
Shares issued to
  shareholders in
  reinvestment of
  distributions                 804,793     21,874,261
Shares redeemed              (2,144,161)   (49,487,187)
                             -------------------------
Net increase (decrease)        (205,393)  $     66,776
                             =========================
Year ended October 31,
  2007:
Shares sold                   1,236,406   $ 34,173,333
Shares redeemed              (1,971,809)   (52,584,474)
                             -------------------------
Net decrease                   (735,403)  $(18,411,141)
                             =========================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair

                                                   mainstayinvestments.com    25
value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



26    MainStay All Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay All Cap Growth Fund ("the Fund"), one of the funds constituting Eclipse Funds, Inc., as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay All Cap Growth Fund of Eclipse Funds, Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    27

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of the All Cap Growth Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The


28    MainStay All Cap Growth Fund

Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. The Board further considered MacKay Shields' track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position

                                                   mainstayinvestments.com    29
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.



30    MainStay All Cap Growth Fund

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that F share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreements for one year.


                                                   mainstayinvestments.com    31

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advised shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $26,078,704.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



32    MainStay All Cap Growth Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   COMPANY                                      COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 --------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Director        Managers and President and                   since September 2008 (3
9/24/60    since           Chief Executive Officer                      funds); Trustee, The
           September       (since April 2008) of New                    MainStay Funds since
           2008            York Life Investment                         September 2008, (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    33

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                     Trustee since 2000,
8/12/51    since 2005      (since 1990)                                Eclipse Funds (3 funds);
           and Director                                                Chairman and Trustee, The
           since                                                       MainStay Funds since 2007
                                                                       (21 funds);  Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Director and    Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Trustee, The MainStay
           Committee       LLP (1989 to 2002);                         Funds since 2006 (21
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2007            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Director        President and Chief                         since 2002 (3 funds);
12/5/41    since 2002      Executive Officer, Babson-                  Trustee, The MainStay
                           United, Inc. (financial                     Funds since 2007 (21
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H.         Director        Capital Management;                         since 2007 (3 funds);
NOLAN,     since 2007      President--Shields/Alli-                    Trustee, The MainStay
JR.                        ance, Alliance Capital                      Funds since 2007 (21
11/16/46                   Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Director        Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   since 2007      (1990 to 1999 and since                     Trustee, The MainStay
2/13/52                    2004), Somerset & Company                   Funds since 1994 (21
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director, Partner
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






34    MainStay All Cap Growth Fund

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Director and    Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Trustee, The MainStay
           Committee       University of Chicago;                      Funds since 2007 (21
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman                         VP Series Fund, Inc.,
                           of the Board, Ygomi LLC                     since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Director        of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   since 2007      (1971 to 1995)                              Trustee, The MainStay
                                                                       Funds since 2007 (21
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, The MainStay Funds,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, The MainStay Funds, MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t--Adminis-     2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           The MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, The MainStay Funds,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, The MainStay Funds and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, The MainStay Funds and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






36    MainStay All Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO14499    (RECYCLE LOGO)              MS308-08              MSAG11-12/08
                                                                          A1

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 S&P 500 INDEX FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 S&P 500 INDEX FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS




ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
  ANALYSIS                                  9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       19
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              24
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            30
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       31
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             34
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        34
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       34
---------------------------------------------

DIRECTORS AND OFFICERS                     35

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTORS CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (38.23%)  (0.93%)  (0.35%)
Excluding sales charges    (36.32)   (0.32)   (0.04)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES(3)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (38.23%)  (0.93%)  (0.35%)
Excluding sales charges    (36.32)   (0.32)   (0.04)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                   ONE      FIVE     TEN
TOTAL RETURNS                   YEAR     YEARS    YEARS
-------------------------------------------------------
                               (36.13%)   0.02%    0.23%




                                                            (PERFORMANCE GRAPH)


1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares, through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                              ONE      FIVE     TEN
                                                   YEAR     YEARS    YEARS
--------------------------------------------------------------------------------
S&P 500(R) Index(4)                               (36.10%)   0.26%    0.40%
Average Lipper S&P 500 Index objective fund(5)    (36.41)   (0.25)   (0.06)



    shares, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.
4. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay S&P 500 Index Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY S&P 500 INDEX FUND --------THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM MAY 1, 2008, TO OCTOBER 31, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $705.90         $2.57          $1,022.10         $3.05
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $706.20         $2.57          $1,022.10         $3.05
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $707.30         $1.29          $1,023.60         $1.53
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.60% for Investor Class, 0.60% for Class A and 0.30% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.





                                                    mainstayinvestments.com    7

 INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Oil, Gas & Consumable Fuels             10.6%
Pharmaceuticals                          7.0
Diversified Financial Services           4.5
Computers & Peripherals                  4.3
Software                                 3.6
Commercial Banks                         3.2
Food & Staples Retailing                 3.0
Household Products                       3.0
Industrial Conglomerates                 3.0
Diversified Telecommunication
  Services                               2.9
Beverages                                2.8
Aerospace & Defense                      2.6
Capital Markets                          2.5
Media                                    2.5
Communications Equipment                 2.4
Insurance                                2.3
Electric Utilities                       2.2
Health Care Equipment & Supplies         2.2
Semiconductors & Semiconductor
  Equipment                              2.2
Chemicals                                2.0
Energy Equipment & Services              2.0
Biotechnology                            1.9
Health Care Providers & Services         1.8
Tobacco                                  1.8
Food Products                            1.7
Specialty Retail                         1.7
Internet Software & Services             1.4
Machinery                                1.4
Hotels, Restaurants & Leisure            1.3
Multi-Utilities                          1.3
Road & Rail                              1.2
Air Freight & Logistics                  1.0
Real Estate Investment Trusts            1.0
IT Services                              0.9
Consumer Finance                         0.7
Multiline Retail                         0.7
Metals & Mining                          0.6
Commercial Services & Supplies           0.4
Electrical Equipment                     0.4
Household Durables                       0.4
Life Sciences Tools & Services           0.4
Textiles, Apparel & Luxury Goods         0.4
Electronic Equipment & Instruments       0.3
Wireless Telecommunication Services      0.3
Automobiles                              0.2
Diversified Consumer Services            0.2
Internet & Catalog Retail                0.2
Paper & Forest Products                  0.2
Personal Products                        0.2
Airlines                                 0.1
Auto Components                          0.1
Construction & Engineering               0.1
Construction Materials                   0.1
Containers & Packaging                   0.1
Distributors                             0.1
Gas Utilities                            0.1
Independent Power Producers & Energy
  Traders                                0.1
Leisure Equipment & Products             0.1
Office Electronics                       0.1
Professional Services                    0.1
Thrifts & Mortgage Finance               0.1
Trading Companies & Distributors         0.1
Building Products                        0.0++
Health Care Technology                   0.0++
Real Estate Management & Development     0.0++
Short-Term Investments                   3.8
Futures Contracts                       (0.4)
Cash and Other Assets, Less
  Liabilities                            0.5
                                       -----
                                       100.0%
                                       =====





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  ExxonMobil Corp.
    2.  General Electric Co.
    3.  Procter & Gamble Co. (The)
    4.  Microsoft Corp.
    5.  Johnson & Johnson
    6.  AT&T, Inc.
    7.  Chevron Corp.
    8.  JPMorgan Chase & Co.
    9.  International Business Machines Corp.
   10.  Wal-Mart Stores, Inc.








8    MainStay S&P 500 Index Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS FRANCIS J. OK AND LEE BAKER OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY S&P 500 INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay S&P 500 Index Fund returned -36.32% for Investor Class shares(1) and -36.32% for Class A shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -36.13%. All share classes outperformed the -36.41% return of the average Lipper(2) S&P 500 Index objective fund for the 12-month reporting period. All share classes underperformed the -36.10% return of the S&P 500(R) Index,(3) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2008. Because the Fund incurs operating expenses that a hypothetical index does not, there will be times when the Fund's performance lags that of the Index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

Even in a broadly declining market, some industries performed better than others. In terms of total return, the best-performing industry in the S&P 500(R) Index was road & rail, which advanced, followed by biotechnology and household products. Although biotechnology and household products had negative returns, both industries substantially outperformed the market as a whole. During the reporting period, thrifts & mortgage finance recorded the lowest total return of any industry in the Index. Automobiles had the second-lowest total return, followed by real estate management & development.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the industry that made the strongest contribution to the Fund's performance was road & rail. Although biotechnology and diversified consumer services had negative total returns, they were the second- and third-strongest contributors to the Fund's performance. The industry that made the weakest contribution to the Fund's performance was oil, gas & consumable fuels. The second-weakest contributor was insurance, followed by capital markets.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the stock with the highest total return during the 12-month reporting period was Rohm & Haas. UST was second, followed by Wm. Wrigley Jr. All three stocks provided positive total returns for the portion of the reporting period they were held in the Fund. Wm. Wrigley Jr. was deleted from the S&P 500(R) Index on October 3, 2008, and was subsequently sold by the fund.

The individual Fund holding with the lowest total return during the reporting period was Lehman Brothers Holdings, followed by Washington Mutual and Freddie Mac.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contributions to the Fund's performance during the reporting period were Wal-Mart Stores, Wells Fargo & Co. and Amgen. All three stocks had positive total returns for the reporting period. The weakest contributor was General Electric, followed by American International Group and Citigroup.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See page 6 for more information on Lipper Inc.
3. See page 6 for more information on the S&P 500(R) Index.

                                                    mainstayinvestments.com    9

WERE THERE ANY CHANGES TO THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the 12-month reporting period, there were 32 additions to the S&P 500(R) Index and 32 deletions from it. In terms of Index weightings, Transocean and MasterCard were significant additions to the Index during the reporting period. On the same basis, ACE Ltd. and Clear Channel were significant deletions.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay S&P 500 Index Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008




                                         SHARES             VALUE
COMMON STOCKS 96.1%+
-----------------------------------------------------------------

AEROSPACE & DEFENSE 2.6%
Boeing Co. (The)                         93,938   $     4,910,139
General Dynamics Corp.                   50,432         3,042,058
Goodrich Corp.                           15,814           578,160
Honeywell International,
  Inc.                                   93,843         2,857,519
L-3 Communications Holdings,
  Inc.                                   15,448         1,253,914
Lockheed Martin Corp.                    42,250         3,593,363
Northrop Grumman Corp.                   42,684         2,001,453
Precision Castparts Corp.                17,632         1,142,730
Raytheon Co.                             52,905         2,703,975
Rockwell Collins, Inc.                   20,741           772,187
United Technologies Corp.               121,752         6,691,490
                                                  ---------------
                                                       29,546,988
                                                  ---------------

AIR FREIGHT & LOGISTICS 1.0%
C.H. Robinson Worldwide,
  Inc.                                   21,799         1,128,752
Expeditors International of
  Washington, Inc.                       26,728           872,669
FedEx Corp.                              39,225         2,564,138
United Parcel Service, Inc.
  Class B                               127,283         6,717,997
                                                  ---------------
                                                       11,283,556
                                                  ---------------

AIRLINES 0.1%
Southwest Airlines Co.                   93,726         1,104,092
                                                  ---------------


AUTO COMPONENTS 0.1%
Goodyear Tire & Rubber Co.
  (The) (a)                              30,249           269,821
Johnson Controls, Inc.                   74,596         1,322,587
                                                  ---------------
                                                        1,592,408
                                                  ---------------

AUTOMOBILES 0.2%
Ford Motor Co. (a)                      283,908           621,758
General Motors Corp.                     71,034           410,577
Harley-Davidson, Inc.                    29,865           731,095
                                                  ---------------
                                                        1,763,430
                                                  ---------------

BEVERAGES 2.8%
Anheuser-Busch Cos., Inc.                90,781         5,631,145
Brown-Forman Corp. Class B               12,445           565,003
Coca-Cola Co. (The)                     251,390        11,076,243
Coca-Cola Enterprises, Inc.              40,239           404,402
Constellation Brands, Inc.
  Class A (a)                            24,177           303,180
Dr. Pepper Snapple Group,
  Inc. (a)                               31,900           730,510
Molson Coors Brewing Co.
  Class B                                19,116           714,174
Pepsi Bottling Group, Inc.
  (The)                                  17,566           406,126
PepsiCo, Inc.                           197,977        11,286,669
                                                  ---------------
                                                       31,117,452
                                                  ---------------

BIOTECHNOLOGY 1.9%
Amgen, Inc. (a)                         133,800         8,013,282
Biogen Idec, Inc. (a)                    37,078         1,577,669
Celgene Corp. (a)                        57,841         3,716,862
Genzyme Corp. (a)                        33,844         2,466,551
Gilead Sciences, Inc. (a)               116,141         5,325,065
                                                  ---------------
                                                       21,099,429
                                                  ---------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                              46,103           467,945
                                                  ---------------


CAPITAL MARKETS 2.5%
American Capital Strategies,
  Ltd.                                   25,702           361,113
Ameriprise Financial, Inc.               28,116           607,306
Bank of New York Mellon
  Corp. (The)                           144,503         4,710,798
Charles Schwab Corp. (The)              117,919         2,254,611
E*TRADE Financial Corp. (a)              68,174           124,077
Federated Investors, Inc.
  Class B                                11,254           272,347
Franklin Resources, Inc.                 19,323         1,313,964
Goldman Sachs Group, Inc.
  (The)                                  54,942         5,082,135
Invesco, Ltd.                            48,900           729,099
Janus Capital Group, Inc.                20,280           238,087
Legg Mason, Inc.                         17,820           395,426
Merrill Lynch & Co., Inc.               193,433         3,595,919
Morgan Stanley                          139,922         2,444,437
Northern Trust Corp.                     28,051         1,579,552
State Street Corp.                       54,789         2,375,103
T. Rowe Price Group, Inc.                33,023         1,305,729
                                                  ---------------
                                                       27,389,703
                                                  ---------------

CHEMICALS 2.0%
Air Products & Chemicals,
  Inc.                                   26,677         1,550,734
Ashland, Inc.                             8,011           180,969
C.F. Industries Holdings,
  Inc.                                    7,100           455,749
Dow Chemical Co. (The)                  117,766         3,140,819
E.I. du Pont de Nemours &
  Co.                                   113,844         3,643,008
Eastman Chemical Co.                      9,671           390,612
Ecolab, Inc.                             22,117           824,079
Hercules, Inc.                           13,978           234,970
International Flavors &
  Fragrances, Inc.                       10,166           324,092
Monsanto Co.                             69,439         6,178,682
PPG Industries, Inc.                     20,486         1,015,696
Praxair, Inc.                            39,646         2,582,937
Rohm & Haas Co.                          15,894         1,118,143
Sigma-Aldrich Corp.                      16,349           717,067
                                                  ---------------
                                                       22,357,557
                                                  ---------------

COMMERCIAL BANKS 3.2%

BB&T Corp.                               69,292         2,484,118
Comerica, Inc.                           19,482           537,508


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 11


                                         SHARES             VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
Fifth Third Bancorp                      72,780   $       789,663
First Horizon National
  Corp.                                  24,320           289,657
Huntington Bancshares, Inc.              45,605           430,967
KeyCorp                                  61,501           752,157
M&T Bank Corp.                            9,760           791,536
Marshall & Ilsley Corp.                  32,369           583,613
National City Corp.                     264,678           714,630
PNC Financial Services
  Group, Inc.                            43,786         2,919,213
Regions Financial Corp.                  88,229           978,460
SunTrust Banks, Inc.                     44,464         1,784,785
U.S. Bancorp                            220,417         6,570,631
Wachovia Corp.                          273,960         1,756,083
Wells Fargo & Co.                       418,454        14,248,359
Zions Bancorp                            14,552           554,577
                                                  ---------------
                                                       36,185,957
                                                  ---------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
Allied Waste Industries,
  Inc. (a)                               43,004           448,102
Avery Dennison Corp.                     13,347           467,412
Cintas Corp.                             16,970           402,189
Pitney Bowes, Inc.                       26,318           652,160
R.R. Donnelley & Sons Co.                27,457           454,962
Waste Management, Inc.                   62,156         1,941,132
                                                  ---------------
                                                        4,365,957
                                                  ---------------

COMMUNICATIONS EQUIPMENT
  2.4%
Ciena Corp. (a)                          11,436           109,900
Cisco Systems, Inc. (a)                 747,021        13,274,563
Corning, Inc.                           199,366         2,159,134
Harris Corp.                             16,971           610,108
JDS Uniphase Corp. (a)                   28,509           155,659
Juniper Networks, Inc. (a)               68,976         1,292,610
Motorola, Inc.                          284,826         1,529,516
QUALCOMM, Inc.                          207,517         7,939,600
Tellabs, Inc. (a)                        50,358           213,518
                                                  ---------------
                                                       27,284,608
                                                  ---------------

COMPUTERS & PERIPHERALS 4.3%
Apple, Inc. (a)                         112,029        12,053,200
Dell, Inc. (a)                          221,625         2,692,744
EMC Corp. (a)                           261,727         3,083,144
Hewlett-Packard Co.                     309,716        11,855,928
V  International Business
  Machines Corp.                        171,334        15,928,922
Lexmark International, Inc.
  Class A (a)                            11,906           307,532
NetApp, Inc. (a)                         41,546           562,117
QLogic Corp. (a)                         17,205           206,804
SanDisk Corp. (a)                        28,494           253,312
Sun Microsystems, Inc. (a)               95,550           439,530
Teradata Corp. (a)                       22,027           338,996
                                                  ---------------
                                                       47,722,229
                                                  ---------------

CONSTRUCTION & ENGINEERING
  0.1%
Fluor Corp.                              22,486           897,866
Jacobs Engineering Group,
  Inc. (a)                               15,404           561,168
                                                  ---------------
                                                        1,459,034
                                                  ---------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.                     13,561           736,091
                                                  ---------------


CONSUMER FINANCE 0.7%
American Express Co.                    146,379         4,025,422
Capital One Financial Corp.              47,266         1,849,046
Discover Financial Services              59,811           732,685
SLM Corp. (a)                            59,164           631,280
                                                  ---------------
                                                        7,238,433
                                                  ---------------

CONTAINERS & PACKAGING 0.1%
Ball Corp.                               12,332           421,754
Bemis Co., Inc.                          12,914           320,784
Pactiv Corp. (a)                         16,259           383,062
Sealed Air Corp.                         20,097           340,041
                                                  ---------------
                                                        1,465,641
                                                  ---------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                        20,428           803,842
                                                  ---------------


DIVERSIFIED CONSUMER SERVICES 0.2%
Apollo Group, Inc. Class A
  (a)                                    13,477           936,786
H&R Block, Inc.                          41,175           811,971
                                                  ---------------
                                                        1,748,757
                                                  ---------------

DIVERSIFIED FINANCIAL
  SERVICES 4.5%
Bank of America Corp.                   633,169        15,303,695
CIT Group, Inc.                          35,661           147,636
Citigroup, Inc.                         688,629         9,399,786
CME Group, Inc.                           8,436         2,380,217
IntercontinentalExchange,
  Inc. (a)                                9,513           813,932
V  JPMorgan Chase & Co.                 465,107        19,185,664
Leucadia National Corp.                  22,408           601,431
Moody's Corp.                            25,050           641,280
NASDAQ OMX Group, Inc. (The)
  (a)                                    17,031           552,826
NYSE Euronext                            33,516         1,011,513
                                                  ---------------
                                                       50,037,980
                                                  ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.9%
V  AT&T, Inc.                           744,005        19,917,014
CenturyTel, Inc.                         13,719           344,484
Embarq Corp.                             18,628           558,840
Frontier Communications
  Corp.                                  42,272           321,690
Qwest Communications
  International, Inc.                   194,621           556,616
Verizon Communications,
  Inc.                                  359,533        10,667,344
Windstream Corp.                         56,627           425,269
                                                  ---------------
                                                       32,791,257
                                                  ---------------




12    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES             VALUE
COMMON STOCKS (CONTINUED)
ELECTRIC UTILITIES 2.2%
Allegheny Energy, Inc.                   20,833   $       628,115
American Electric Power Co.,
  Inc.                                   50,707         1,654,569
Duke Energy Corp.                       160,105         2,622,520
Edison International                     40,867         1,454,456
Entergy Corp.                            24,139         1,884,049
Exelon Corp.                             83,025         4,503,276
FirstEnergy Corp.                        38,580         2,012,333
FPL Group, Inc.                          51,524         2,433,994
Pepco Holdings, Inc.                     25,178           519,926
Pinnacle West Capital Corp.              12,226           386,953
PPL Corp.                                46,851         1,537,650
Progress Energy, Inc.                    32,660         1,285,824
Southern Co. (The)                       97,737         3,356,289
                                                  ---------------
                                                       24,279,954
                                                  ---------------

ELECTRICAL EQUIPMENT 0.4%
Cooper Industries, Ltd.
  Class A                                22,305           690,340
Emerson Electric Co.                     97,965         3,206,394
Rockwell Automation, Inc.                18,547           513,196
                                                  ---------------
                                                        4,409,930
                                                  ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.3%
Agilent Technologies, Inc.
  (a)                                    45,589         1,011,620
Amphenol Corp. Class A                   22,457           643,393
Jabil Circuit, Inc.                      26,052           219,097
Molex, Inc.                              17,484           251,945
Tyco Electronics, Ltd.                   60,557         1,177,228
                                                  ---------------
                                                        3,303,283
                                                  ---------------

ENERGY EQUIPMENT & SERVICES 2.0%
Baker Hughes, Inc.                       39,138         1,367,873
BJ Services Co.                          36,887           473,998
Cameron International Corp.
  (a)                                    27,507           667,320
ENSCO International, Inc.                18,212           692,238
Halliburton Co.                         110,437         2,185,548
Nabors Industries, Ltd. (a)              35,201           506,190
National Oilwell Varco, Inc.
  (a)                                    52,585         1,571,766
Noble Corp.                              33,975         1,094,335
Rowan Cos., Inc.                         14,306           259,511
Schlumberger, Ltd.                      151,702         7,835,408
Smith International, Inc.                27,279           940,580
Transocean, Inc. (a)                     40,263         3,314,853
Weatherford International,
  Ltd. (a)                               85,820         1,448,641
                                                  ---------------
                                                       22,358,261
                                                  ---------------

FOOD & STAPLES RETAILING 3.0%
Costco Wholesale Corp.                   54,983         3,134,581
CVS Caremark Corp.                      181,195         5,553,627
Kroger Co. (The)                         83,738         2,299,445
Safeway, Inc.                            55,026         1,170,403
SUPERVALU, Inc.                          26,392           375,822
Sysco Corp.                              76,600         2,006,920
V  Wal-Mart Stores, Inc.                283,572        15,826,153
Walgreen Co.                            124,865         3,179,063
Whole Foods Market, Inc.                 17,433           186,882
                                                  ---------------
                                                       33,732,896
                                                  ---------------

FOOD PRODUCTS 1.7%
Archer-Daniels-Midland Co.               81,218         1,683,649
Campbell Soup Co.                        27,278         1,035,200
ConAgra Foods, Inc.                      57,588         1,003,183
Dean Foods Co. (a)                       19,118           417,919
General Mills, Inc.                      42,569         2,883,624
H.J. Heinz Co.                           39,947         1,750,478
Hershey Co. (The)                        20,923           779,173
J.M. Smucker Co. (The)                    7,463           337,727
Kellogg Co.                              31,614         1,593,978
Kraft Foods, Inc. Class A               191,943         5,593,219
McCormick & Co., Inc.                    16,448           553,640
Sara Lee Corp.                           89,429           999,816
Tyson Foods, Inc. Class A                38,075           332,775
                                                  ---------------
                                                       18,964,381
                                                  ---------------

GAS UTILITIES 0.1%
Nicor, Inc.                               5,504           254,340
Questar Corp.                            21,793           750,987
                                                  ---------------
                                                        1,005,327
                                                  ---------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.2%
Baxter International, Inc.               79,393         4,802,483
Becton, Dickinson & Co.                  30,681         2,129,261
Boston Scientific Corp. (a)             190,816         1,723,068
C.R. Bard, Inc.                          12,526         1,105,420
Covidien, Ltd.                           63,211         2,799,615
Hospira, Inc. (a)                        20,063           558,153
Intuitive Surgical, Inc. (a)              4,942           853,928
Medtronic, Inc.                         142,450         5,745,008
St. Jude Medical, Inc. (a)               43,053         1,637,306
Stryker Corp.                            31,457         1,681,691
Varian Medical Systems, Inc.
  (a)                                    15,886           722,972
Zimmer Holdings, Inc. (a)                28,582         1,327,062
                                                  ---------------
                                                       25,085,967
                                                  ---------------

HEALTH CARE PROVIDERS & SERVICES 1.8%
Aetna, Inc.                              59,846         1,488,370
AmerisourceBergen Corp.                  20,561           642,942
Cardinal Health, Inc.                    45,110         1,723,202
CIGNA Corp.                              35,458           577,965
Coventry Health Care, Inc.
  (a)                                    19,699           259,830
DaVita, Inc. (a)                         13,300           754,775
Express Scripts, Inc. (a)                31,772         1,925,701
Humana, Inc. (a)                         21,511           636,510
Laboratory Corp. of America
  Holdings (a)                           13,974           859,261


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 13


                                         SHARES             VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
McKesson Corp.                           35,154   $     1,293,316
Medco Health Solutions, Inc.
  (a)                                    64,148         2,434,417
Patterson Cos., Inc. (a)                 11,558           292,764
Quest Diagnostics, Inc.                  19,952           933,754
Tenet Healthcare Corp. (a)               52,641           230,568
UnitedHealth Group, Inc.                153,985         3,654,064
WellPoint, Inc. (a)                      64,889         2,522,235
                                                  ---------------
                                                       20,229,674
                                                  ---------------

HEALTH CARE TECHNOLOGY
  0.0%++
IMS Health, Inc.                         23,168           332,229
                                                  ---------------


HOTELS, RESTAURANTS & LEISURE 1.3%
Carnival Corp.                           54,742         1,390,447
Darden Restaurants, Inc.                 18,121           401,743
International Game
  Technology                             39,770           556,780
Marriott International, Inc.
  Class A                                38,146           796,107
McDonald's Corp.                        141,993         8,225,654
Starbucks Corp. (a)                      91,984         1,207,750
Starwood Hotels & Resorts
  Worldwide, Inc.                        23,804           536,542
Wyndham Worldwide Corp.                  22,847           187,117
Yum! Brands, Inc.                        59,275         1,719,568
                                                  ---------------
                                                       15,021,708
                                                  ---------------

HOUSEHOLD DURABLES 0.4%
Black & Decker Corp.                      7,720           390,786
Centex Corp.                             14,698           180,051
D.R. Horton, Inc.                        34,328           253,341
Fortune Brands, Inc.                     18,959           723,096
Harman International
  Industries, Inc.                        7,381           135,589
KB Home                                   9,739           162,544
Leggett & Platt, Inc.                    21,105           366,383
Lennar Corp. Class A                     17,088           132,261
Newell Rubbermaid, Inc.                  34,296           471,570
Pulte Homes, Inc.                        26,380           293,873
Snap-on, Inc.                             7,142           263,897
Stanley Works (The)                      10,049           329,004
Whirlpool Corp.                           9,659           450,592
                                                  ---------------
                                                        4,152,987
                                                  ---------------

HOUSEHOLD PRODUCTS 3.0%
Clorox Co. (The)                         17,378         1,056,756
Colgate-Palmolive Co.                    64,243         4,031,891
Kimberly-Clark Corp.                     52,422         3,212,944
V  Procter & Gamble Co.
  (The)                                 383,089        24,724,564
                                                  ---------------
                                                       33,026,155
                                                  ---------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%

AES Corp. (The) (a)                      85,093           678,191
Constellation Energy Group,
  Inc.                                   22,498           544,677
Dynegy, Inc. Class A (a)                 62,118           226,109
                                                  ---------------
                                                        1,448,977
                                                  ---------------

INDUSTRIAL CONGLOMERATES
  3.0%
3M Co.                                   88,395         5,683,799
V  General Electric Co.               1,325,125        25,853,189
Textron, Inc.                            31,233           552,824
Tyco International, Ltd.                 60,255         1,523,246
                                                  ---------------
                                                       33,613,058
                                                  ---------------

INSURANCE 2.3%
Aflac, Inc.                              60,134         2,662,734
Allstate Corp. (The)                     68,719         1,813,494
American International
  Group, Inc.                           340,224           649,828
Aon Corp.                                35,307         1,493,486
Assurant, Inc.                           15,080           384,238
Chubb Corp. (The)                        45,596         2,362,785
Cincinnati Financial Corp.               20,639           536,408
Genworth Financial, Inc.
  Class A                                55,320           267,749
Hartford Financial Services
  Group, Inc. (The)                      38,311           395,370
Lincoln National Corp.                   32,809           565,627
Loews Corp.                              45,844         1,522,479
Marsh & McLennan Cos., Inc.              64,706         1,897,180
MBIA, Inc.                               25,036           246,104
MetLife, Inc. (a)                        96,164         3,194,568
Principal Financial Group,
  Inc.                                   32,943           625,588
Progressive Corp. (The)                  85,868         1,225,336
Prudential Financial, Inc.               54,187         1,625,610
Torchmark Corp.                          11,553           482,569
Travelers Cos., Inc. (The)               74,973         3,190,101
Unum Group                               43,878           691,078
XL Capital, Ltd. Class A                 38,419           372,664
                                                  ---------------
                                                       26,204,996
                                                  ---------------

INTERNET & CATALOG RETAIL
  0.2%
Amazon.com, Inc. (a)                     40,537         2,320,338
Expedia, Inc. (a)                        25,847           245,805
                                                  ---------------
                                                        2,566,143
                                                  ---------------

INTERNET SOFTWARE & SERVICES
  1.4%
Akamai Technologies, Inc.
  (a)                                    21,317           306,538
eBay, Inc. (a)                          138,155         2,109,627
Google, Inc. Class A (a)                 30,221        10,860,218
VeriSign, Inc. (a)                       24,609           521,711
Yahoo!, Inc. (a)                        174,169         2,232,847
                                                  ---------------
                                                       16,030,941
                                                  ---------------

IT SERVICES 0.9%
Affiliated Computer
  Services, Inc. Class A (a)             12,247           502,127
Automatic Data Processing,
  Inc.                                   64,575         2,256,896



14    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES             VALUE
COMMON STOCKS (CONTINUED)
IT SERVICES (CONTINUED)
Cognizant Technology
  Solutions Corp. Class A
  (a)                                    36,521   $       701,203
Computer Sciences Corp. (a)              19,057           574,759
Convergys Corp. (a)                      15,620           120,118
Fidelity National
  Information
  Services, Inc.                         24,124           364,031
Fiserv, Inc. (a)                         21,001           700,594
Mastercard, Inc. Class A                  9,200         1,359,944
Paychex, Inc.                            41,011         1,170,454
Total System Services, Inc.              24,935           342,607
Unisys Corp. (a)                         42,531            64,647
Western Union Co. (The)                  92,207         1,407,079
                                                  ---------------
                                                        9,564,459
                                                  ---------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co.                        35,410           325,064
Hasbro, Inc.                             15,933           463,172
Mattel, Inc.                             45,985           690,695
                                                  ---------------
                                                        1,478,931
                                                  ---------------

LIFE SCIENCES TOOLS & SERVICES 0.4%
Applied Biosystems, Inc.                 21,183           653,072
Millipore Corp. (a)                       6,968           361,569
PerkinElmer, Inc.                        15,600           279,864
Thermo Fisher Scientific,
  Inc. (a)                               52,986         2,151,232
Waters Corp. (a)                         12,689           555,778
                                                  ---------------
                                                        4,001,515
                                                  ---------------

MACHINERY 1.4%
Caterpillar, Inc.                        77,246         2,948,480
Cummins, Inc.                            25,645           662,923
Danaher Corp.                            32,255         1,910,786
Deere & Co.                              54,552         2,103,525
Dover Corp.                              24,252           770,486
Eaton Corp.                              20,743           925,138
Flowserve Corp.                           7,244           412,328
Illinois Tool Works, Inc.                50,666         1,691,738
Ingersoll-Rand Co., Ltd.
  Class A                                40,199           741,672
ITT Corp.                                22,912         1,019,584
Manitowoc Co., Inc. (The)                16,369           161,071
PACCAR, Inc.                             46,254         1,352,467
Pall Corp.                               15,495           409,223
Parker Hannifin Corp.                    21,159           820,334
Terex Corp. (a)                          12,685           211,713
                                                  ---------------
                                                       16,141,468
                                                  ---------------

MEDIA 2.5%
CBS Corp. Class B                        85,990           834,963
Comcast Corp. Class A                   368,426         5,806,394
DIRECTV Group, Inc. (The)
  (a)                                    71,988         1,575,817
Gannett Co., Inc.                        29,316           322,476
Interpublic Group of Cos.,
  Inc. (The) (a)                         58,372           302,951
McGraw-Hill Cos., Inc. (The)             40,791         1,094,830
Meredith Corp.                            4,695            90,942
New York Times Co. (The)
  Class A                                14,779           147,790
News Corp. Class A                      290,470         3,090,601
Omnicom Group, Inc.                      40,595         1,199,176
Scripps Networks Interactive
  Class A                                11,307           321,119
Time Warner, Inc.                       452,762         4,568,368
Viacom, Inc. Class B (a)                 78,795         1,593,235
Walt Disney Co. (The)                   236,903         6,135,788
Washington Post Co. Class B                 762           325,222
                                                  ---------------
                                                       27,409,672
                                                  ---------------

METALS & MINING 0.6%
AK Steel Holding Corp.                   14,300           199,056
Alcoa, Inc.                             103,222         1,188,085
Allegheny Technologies,
  Inc.                                   12,732           337,907
Freeport-McMoRan Copper &
  Gold, Inc. Class B                     48,436         1,409,488
Newmont Mining Corp.                     57,417         1,512,364
Nucor Corp.                              40,174         1,627,449
Titanium Metals Corp.                    12,496           116,338
United States Steel Corp.                14,947           551,245
                                                  ---------------
                                                        6,941,932
                                                  ---------------

MULTI-UTILITIES 1.3%
Ameren Corp.                             26,021           844,381
CenterPoint Energy, Inc.                 43,465           500,717
CMS Energy Corp.                         27,445           281,311
Consolidated Edison, Inc.                34,492         1,494,193
Dominion Resources, Inc.                 73,595         2,670,027
DTE Energy Corp.                         20,655           729,122
Integrys Energy Group, Inc.               9,340           445,238
NiSource, Inc.                           33,754           437,452
PG&E Corp.                               45,045         1,651,800
Public Service Enterprise
  Group, Inc.                            64,340         1,811,171
Sempra Energy                            31,741         1,351,849
TECO Energy, Inc.                        25,832           298,101
Wisconsin Energy Corp.                   13,909           605,042
Xcel Energy, Inc.                        56,598           985,937
                                                  ---------------
                                                       14,106,341
                                                  ---------------

MULTILINE RETAIL 0.7%
Big Lots, Inc. (a)                       10,328           252,313
Family Dollar Stores, Inc.               17,733           477,195
J.C. Penney Co., Inc.                    27,779           664,474
Kohl's Corp. (a)                         38,787         1,362,587
Macy's, Inc.                             53,209           653,939
Nordstrom, Inc.                          20,238           366,105
Sears Holdings Corp. (a)                  7,219           416,825


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 15


                                         SHARES             VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Target Corp.                             95,277   $     3,822,513
                                                  ---------------
                                                        8,015,951
                                                  ---------------

OFFICE ELECTRONICS 0.1%
Xerox Corp.                             110,910           889,498
                                                  ---------------


OIL, GAS & CONSUMABLE FUELS 10.6%
Anadarko Petroleum Corp.                 59,236         2,091,031
Apache Corp.                             42,166         3,471,527
Cabot Oil & Gas Corp.                    12,400           348,068
Chesapeake Energy Corp.                  66,147         1,453,250
V  Chevron Corp.                        259,382        19,349,897
ConocoPhillips                          192,196         9,998,036
CONSOL Energy, Inc.                      23,089           724,764
Devon Energy Corp.                       56,065         4,533,416
El Paso Corp.                            87,910           852,727
EOG Resources, Inc.                      31,453         2,545,177
V  ExxonMobil Corp.                     655,755        48,604,561
Hess Corp.                               35,567         2,141,489
Marathon Oil Corp.                       89,685         2,609,833
Massey Energy Co.                        10,200           235,518
Murphy Oil Corp.                         24,042         1,217,487
Noble Energy, Inc.                       21,797         1,129,521
Occidental Petroleum Corp.              103,328         5,738,837
Peabody Energy Corp.                     34,291         1,183,382
Pioneer Natural Resources
  Co.                                    15,107           420,428
Range Resources Corp.                    19,587           826,963
Southwestern Energy Co. (a)              43,300         1,542,346
Spectra Energy Corp.                     78,180         1,511,219
Sunoco, Inc.                             14,786           450,973
Tesoro Corp.                             17,137           165,715
Valero Energy Corp.                      66,957         1,377,975
Williams Cos., Inc.                      73,886         1,549,389
XTO Energy, Inc.                         69,710         2,506,074
                                                  ---------------
                                                      118,579,603
                                                  ---------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.                  54,517           938,783
MeadWestvaco Corp.                       22,459           315,100
Weyerhaeuser Co.                         26,382         1,008,320
                                                  ---------------
                                                        2,262,203
                                                  ---------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.                      53,990         1,340,571
Estee Lauder Cos., Inc.
  (The) Class A                          14,518           523,229
                                                  ---------------
                                                        1,863,800
                                                  ---------------

PHARMACEUTICALS 7.0%
Abbott Laboratories                     194,624        10,733,514
Allergan, Inc.                           38,691         1,534,872
Barr Pharmaceuticals, Inc.
  (a)                                    13,752           883,704
Bristol-Myers Squibb Co.                250,565         5,149,111
Eli Lilly & Co.                         126,966         4,293,990
Forest Laboratories, Inc.
  (a)                                    38,548           895,470
V  Johnson & Johnson                    352,811        21,641,427
King Pharmaceuticals, Inc.
  (a)                                    30,036           264,017
Merck & Co., Inc.                       270,492         8,371,727
Mylan, Inc. (a)                          37,855           324,417
Pfizer, Inc.                            852,472        15,097,279
Schering-Plough Corp.                   205,231         2,973,797
Watson Pharmaceuticals, Inc.
  (a)                                    12,666           331,469
Wyeth                                   168,835         5,433,110
                                                  ---------------
                                                       77,927,904
                                                  ---------------

PROFESSIONAL SERVICES 0.1%
Equifax, Inc.                            16,540           431,363
Monster Worldwide, Inc. (a)              16,651           237,111
Robert Half International,
  Inc.                                   20,307           383,193
                                                  ---------------
                                                        1,051,667
                                                  ---------------

REAL ESTATE INVESTMENT
  TRUSTS 1.0%
Apartment Investment &
  Management Co. Class A                 10,865           158,955
AvalonBay Communities, Inc.               9,786           695,002
Boston Properties, Inc.                  15,131         1,072,485
Developers Diversified
  Realty Corp.                           15,112           199,025
Equity Residential                       34,103         1,191,218
General Growth Properties,
  Inc.                                   28,876           119,547
HCP, Inc.                                31,341           938,036
Host Hotels & Resorts, Inc.              66,258           685,108
Kimco Realty Corp.                       28,816           650,665
Plum Creek Timber Co., Inc.              21,611           805,658
ProLogis                                 33,150           464,100
Public Storage                           15,675         1,277,513
Simon Property Group, Inc.               28,411         1,904,389
Vornado Realty Trust                     17,062         1,203,724
                                                  ---------------
                                                       11,365,425
                                                  ---------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
CB Richard Ellis Group, Inc.
  Class A (a)                            21,989           154,143
Forestar Real Estate Group,
  Inc. (a)                                    1                 9
                                                  ---------------
                                                          154,152
                                                  ---------------

ROAD & RAIL 1.2%
Burlington Northern Santa Fe
  Corp.                                  35,838         3,191,732
CSX Corp.                                51,730         2,365,096
Norfolk Southern Corp.                   47,694         2,858,778
Ryder System, Inc.                        7,355           291,405
Union Pacific Corp.                      64,614         4,314,277
                                                  ---------------
                                                       13,021,288
                                                  ---------------




16    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES             VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.2%
Advanced Micro Devices, Inc.
  (a)                                    75,077   $       262,769
Altera Corp.                             37,911           657,756
Analog Devices, Inc.                     37,182           794,208
Applied Materials, Inc.                 171,339         2,211,986
Broadcom Corp. Class A (a)               56,615           966,984
Intel Corp.                             710,963        11,375,408
KLA-Tencor Corp.                         21,483           499,480
Linear Technology Corp.                  27,804           630,595
LSI Corp. (a)                            80,577           310,221
MEMC Electronic Materials,
  Inc. (a)                               28,866           530,557
Microchip Technology, Inc.               23,728           584,421
Micron Technology, Inc. (a)              93,579           440,757
National Semiconductor
  Corp.                                  24,741           325,839
Novellus Systems, Inc. (a)               12,871           203,362
NVIDIA Corp. (a)                         69,975           612,981
Teradyne, Inc. (a)                       21,820           111,282
Texas Instruments, Inc.                 166,351         3,253,826
Xilinx, Inc.                             35,386           651,810
                                                  ---------------
                                                       24,424,242
                                                  ---------------

SOFTWARE 3.6%
Adobe Systems, Inc. (a)                  67,215         1,790,608
Autodesk, Inc. (a)                       28,664           610,830
BMC Software, Inc. (a)                   24,628           635,895
CA, Inc.                                 48,770           868,106
Citrix Systems, Inc. (a)                 23,889           615,620
Compuware Corp. (a)                      34,698           221,373
Electronic Arts, Inc. (a)                40,133           914,230
Intuit, Inc. (a)                         40,692         1,019,741
V  Microsoft Corp.                      991,339        22,136,600
Novell, Inc. (a)                         41,881           195,165
Oracle Corp. (a)                        495,529         9,063,225
Salesforce.com, Inc. (a)                 13,160           407,434
Symantec Corp. (a)                      107,119         1,347,557
                                                  ---------------
                                                       39,826,384
                                                  ---------------

SPECIALTY RETAIL 1.7%
Abercrombie & Fitch Co.
  Class A                                10,948           317,054
AutoNation, Inc. (a)                     13,927            95,679
AutoZone, Inc. (a)                        5,530           703,914
Bed Bath & Beyond, Inc. (a)              33,321           858,682
Best Buy Co., Inc.                       42,865         1,149,211
GameStop Corp. Class A (a)               20,042           548,950
Gap, Inc. (The)                          59,584           771,017
Home Depot, Inc. (The)                  214,845         5,068,194
Limited Brands, Inc.                     37,903           454,078
Lowe's Cos., Inc.                       185,199         4,018,818
Office Depot, Inc. (a)                   34,418           123,905
RadioShack Corp.                         16,484           208,687
Sherwin-Williams Co. (The)               12,486           710,578
Staples, Inc.                            89,049         1,730,222
Tiffany & Co.                            15,962           438,157
TJX Cos., Inc.                           53,784         1,439,260
                                                  ---------------
                                                       18,636,406
                                                  ---------------

TEXTILES, APPAREL & LUXURY GOODS 0.4%
Coach, Inc. (a)                          43,218           890,291
Jones Apparel Group, Inc.                11,718           130,187
Liz Claiborne, Inc.                      12,761           104,002
NIKE, Inc. Class B                       49,787         2,869,225
Polo Ralph Lauren Corp.                   7,560           356,605
VF Corp.                                 11,237           619,159
                                                  ---------------
                                                        4,969,469
                                                  ---------------

THRIFTS & MORTGAGE FINANCE
  0.1%
Guaranty Financial Group,
  Inc. (a)                                    1                 2
Hudson City Bancorp, Inc.                66,379         1,248,589
MGIC Investment Corp.                    13,225            51,313
Sovereign Bancorp, Inc. (a)              69,103           200,399
                                                  ---------------
                                                        1,500,303
                                                  ---------------

TOBACCO 1.8%
Altria Group, Inc.                      261,381         5,015,902
Lorillard, Inc.                          21,993         1,448,459
Philip Morris International,
  Inc.                                  260,662        11,330,977
Reynolds American, Inc.                  21,694         1,062,138
UST, Inc.                                18,875         1,275,761
                                                  ---------------
                                                       20,133,237
                                                  ---------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                             16,524           665,256
W.W. Grainger, Inc.                       8,461           664,781
                                                  ---------------
                                                        1,330,037
                                                  ---------------

WIRELESS TELECOMMUNICATION SERVICES 0.3%
American Tower Corp. Class A
  (a)                                    50,244         1,623,383
Sprint Nextel Corp.                     360,668         1,128,891
                                                  ---------------
                                                        2,752,274
                                                  ---------------

Total Common Stocks
  (Cost $1,083,969,695)                             1,073,677,374 (d)
                                                  ---------------





                                      PRINCIPAL
                                        AMOUNT

SHORT-TERM INVESTMENTS 3.8%
-----------------------------------------------------------------

U.S. GOVERNMENT 3.8%
United States Treasury Bills
  0.36%, due 1/8/09 (b)             $39,300,000        39,273,472
  0.426%, due 1/29/09 (b)(c)          3,900,000         3,895,901
                                                  ---------------
Total U.S. Government
  (Cost $43,158,894)                                   43,169,373
                                                  ---------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 17

                                      PRINCIPAL
                                        AMOUNT              VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
REPURCHASE AGREEMENT 0.0%++
State Street Bank & Trust
  Co.
  0.10%, dated 10/31/08,
  due 11/3/08
  Proceeds at Maturity
  $22,511 (Collateralized by
  a Federal Home Loan Bank
  Security with a rate of
  3.625% and a maturity date
  of 7/1/11, with a
  Principal Amount of
  $25,000 and a Market Value
  of $25,406)                       $    22,511   $        22,511
                                                  ---------------
Total Repurchase Agreement
  (Cost $22,511)                                           22,511
                                                  ---------------
Total Short-Term Investments
  (Cost $43,181,405)                                   43,191,884
                                                  ---------------
Total Investments
  (Cost $1,127,151,100) (f)                99.9%    1,116,869,258
Cash and Other Assets,
  Less Liabilities                          0.1           678,698
                                        -------      ------------
Net Assets                                100.0%  $ 1,117,547,956
                                        =======    ==============





                            CONTRACTS         UNREALIZED
                                LONG    DEPRECIATION (E)
FUTURES CONTRACTS (0.4%)
--------------------------------------------------------

Standard & Poor's 500
  Index
  Mini December 2008              879        $(4,704,921)
                                             -----------
Total Futures Contracts
  (Settlement Value
  $42,512,835) (d)                           $(4,704,921)
                                             ===========





++   Less than one-tenth of a percent.
+++  On a daily basis NYLIM confirms that the
     value of the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
(a)  Non-income producing security.
(b)  Interest rate presented is yield to
     maturity.
(c)  Segregated, or partially segregated as
     collateral for futures contracts.
(d)  The combined market value of common
     stocks and settlement value of Standard &
     Poor's 500 Index futures contracts
     represents 99.9% of net assets.
(e)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31,
     2008.
(f)  At October 31, 2008, cost is
     $1,147,580,173 for federal income tax
     purposes and net unrealized depreciation
     is as follows:



     Gross unrealized appreciation   $ 241,456,861
     Gross unrealized depreciation    (272,167,776)
                                     -------------
     Net unrealized depreciation     $ (30,710,915)
                                     =============







18    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $1,127,151,100)  $1,116,869,258
Receivables:
  Dividends and interest                 1,635,654
  Fund shares sold                       1,004,595
  Variation margin on futures
     contracts                             253,550
  Manager                                   26,650
  Investment securities sold                 3,408
Other assets                               104,077
                                    --------------
     Total assets                    1,119,897,192
                                    --------------
LIABILITIES:
Payables:
  Investment securities purchased          940,606
  Transfer agent (See Note 3)              540,787
  Fund shares redeemed                     454,924
  Shareholder communication                193,330
  Professional fees                        114,500
  NYLIFE Distributors (See Note 3)          41,772
  Custodian                                 23,062
  Directors                                  4,168
Accrued expenses                            36,087
                                    --------------
     Total liabilities                   2,349,236
                                    --------------
Net assets                          $1,117,547,956
                                    ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 700 million shares
  authorized                        $       49,346
Additional paid-in capital           1,236,354,176
                                    --------------
                                     1,236,403,522
Accumulated undistributed net
  investment income                     22,733,267
Accumulated net realized loss on
  investments and futures
  transactions                        (126,602,070)
Net unrealized depreciation on
  investments and futures
  contracts                            (14,986,763)
                                    --------------
Net assets                          $1,117,547,956
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   15,371,787
                                    ==============
Shares of capital stock
  outstanding                              684,034
                                    ==============
Net asset value per share
  outstanding                       $        22.47
Maximum sales charge (3.00% of
  offering price)                             0.69
                                    --------------
Maximum offering price per share
  outstanding                       $        23.16
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  182,350,518
                                    ==============
Shares of capital stock
  outstanding                            8,117,034
                                    ==============
Net asset value per share
  outstanding                       $        22.47
Maximum sales charge (3.00% of
  offering price)                             0.69
                                    --------------
Maximum offering price per share
  outstanding                       $        23.16
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  919,825,651
                                    ==============
Shares of capital stock
  outstanding                           40,545,030
                                    ==============
Net asset value and offering price
  per share outstanding             $        22.69
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 19

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  32,983,162
  Interest                               1,002,959
  Income from securities
     loaned--net                           526,352
                                     -------------
     Total income                       34,512,473
                                     -------------
EXPENSES:
  Manager (See Note 3)                   3,697,431
  Transfer agent--Investor Class
     (See Note 3)                           58,932
  Transfer agent--Class A (See Note
     3)                                    675,857
  Transfer agent--Class I (See Note
     3)                                  2,583,883
  Distribution/Service--Investor
     Class
     (See Note 3)                           27,595
  Distribution/Service--Class A
     (See Note 3)                          659,588
  Professional fees                        212,473
  Shareholder communication                139,445
  Directors                                 62,447
  Custodian                                 51,149
  Registration                              47,541
  Miscellaneous                            112,582
                                     -------------
     Total expenses before waiver        8,328,923
  Expense waiver from Manager (See
     Note 3)                            (2,907,713)
                                     -------------
     Net expenses                        5,421,210
                                     -------------
Net investment income                   29,091,263
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
  Security transactions                (19,729,667)
  Futures transactions                 (17,730,507)
                                     -------------
Net realized loss on investments
  and
  futures transactions                 (37,460,174)
                                     -------------
Net change in unrealized
  appreciation on:
  Security transactions               (626,078,787)
  Futures contracts                     (4,745,201)
                                     -------------
Net change in unrealized
  appreciation on investments and
  futures contracts                   (630,823,988)
                                     -------------
Net realized and unrealized loss on
  investments and futures
  transactions                        (668,284,162)
                                     -------------
Net decrease in net assets
  resulting from operations          $(639,192,899)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $922.



20    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   29,091,263   $   28,879,214
 Net realized gain (loss)
  on investments and
  futures transactions          (37,460,174)      14,739,548
 Net change in unrealized
  appreciation on
  investments and futures
  contracts                    (630,823,988)     183,468,175
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (639,192,899)     227,086,937
                             -------------------------------

Dividends to shareholders:
 From net investment
  income:
    Class A                      (4,505,403)      (4,240,638)
    Class I                     (24,441,374)     (21,915,393)
                             -------------------------------
 Total dividends to
 shareholders                   (28,946,777)     (26,156,031)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        415,291,207      462,036,100
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      28,845,756       26,091,594
 Cost of shares redeemed       (471,936,198)    (495,338,894)
                             -------------------------------
    Decrease in net assets
     derived from capital
     share transactions         (27,799,235)      (7,211,200)
                             -------------------------------
    Net increase (decrease)
     in net assets             (695,938,911)     193,719,706

NET ASSETS:
Beginning of year             1,813,486,867    1,619,767,161
                             -------------------------------
End of year                  $1,117,547,956   $1,813,486,867
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $   22,733,267   $   22,934,045
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                              CLASS A
                            --------------    -----------------------------------------------------------
                             FEBRUARY 28,                                                      JANUARY 2,
                                2008**                                                           2004**
                                THROUGH                                                         THROUGH
                              OCTOBER 31,                YEAR ENDED OCTOBER 31,               OCTOBER 31,

                            -----------------------------------------------------------------------------
                                 2008           2008        2007        2006        2005          2004
Net asset value at
  beginning of period           $ 31.35       $  35.79    $  31.85    $  27.86    $  26.11      $  25.46
                                -------       --------    --------    --------    --------      --------
Net investment income              0.26           0.51        0.49        0.40        0.40 (a)      0.20
Net realized and
  unrealized gain (loss)
  on investments                  (9.14)        (13.35)       3.87        3.91        1.68          0.45
                                -------       --------    --------    --------    --------      --------
Total from investment
  operations                      (8.88)        (12.84)       4.36        4.31        2.08          0.65
                                -------       --------    --------    --------    --------      --------
Less dividends:
  From net investment
     income                          --          (0.48)      (0.42)      (0.32)      (0.33)           --
                                -------       --------    --------    --------    --------      --------
Net asset value at end of
  period                        $ 22.47       $  22.47    $  35.79    $  31.85    $  27.86      $  26.11
                                =======       ========    ========    ========    ========      ========
Total investment return
  (b)(d)                         (28.33%)(c)    (36.32%)     13.83%      15.61%       7.97%         2.55%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            1.63% ++       1.65%       1.44%       1.31%       1.43%(a)      1.09%++
  Net expenses                     0.60% ++       0.60%       0.60%       0.68%       0.73%         0.59%++
  Expenses (before
     waiver/reimbursement)         1.06% ++       0.79%       0.78%       0.74%       0.87%         0.87%++
Portfolio turnover rate               5%             5%          5%          5%          6%            2%
Net assets at end of
  period (in 000's)             $15,372       $182,351    $334,325    $319,851    $309,387      $280,346




**   Commencement of operations.
++   Annualized.
(a)  Net investment income and the ratio of net investment income includes $0.07 and 0.26%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





22    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               CLASS I
--------------------------------------------------------------------
                          YEAR ENDED OCTOBER 31,

      --------------------------------------------------------------
        2008         2007          2006          2005         2004

      $  36.14    $    32.16    $    28.15    $    26.35    $  24.43
      --------    ----------    ----------    ----------    --------
          0.60          0.58          0.53          0.48 (a)    0.33
        (13.46)         3.93          3.93          1.73        1.88
      --------    ----------    ----------    ----------    --------
        (12.86)         4.51          4.46          2.21        2.21
      --------    ----------    ----------    ----------    --------

         (0.59)        (0.53)        (0.45)        (0.41)      (0.29)
      --------    ----------    ----------    ----------    --------
      $  22.69    $    36.14    $    32.16    $    28.15    $  26.35
      ========    ==========    ==========    ==========    ========
        (36.13%)       14.17%        16.06%         8.42%       9.10%

          1.95%         1.73%         1.69%         1.86%(a)    1.38%
          0.30%         0.30%         0.30%         0.30%       0.30%
          0.49%         0.42%         0.31%         0.44%       0.58%
             5%            5%            5%            6%          2%
      $919,826    $1,479,162    $1,299,916    $1,245,481    $982,503




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class I shares commenced on January 2, 1991. Class A shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500((R) Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital


24    MainStay S&P 500 Index Fund
and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.


                                                   mainstayinvestments.com    25

In light of current market conditions, the Fund's Board of Directors and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $2 billion, 0.215% on assets from $2 billion to $3 billion, and 0.20% on assets in excess of $3 billion. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of 0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $3 billion and 0.20% on assets in excess of $3 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.60%; Class A, 0.60%; and Class I, 0.30%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $3,697,431 and waived its fees in the amount of $2,907,713.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

             OCTOBER 31,

   2009         2010          2011          TOTAL
 $348,562    $2,331,037    $2,907,713    $5,587,312
---------------------------------------------------



The Fund had $13,575 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations for Class A and Class I shares at the same rates as in the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class and Class A shares, has adopted


26    MainStay S&P 500 Index Fund
distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,563 and $13,959, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A shares of $8,272 for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $3,318,672.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class I                       $167,697,656    18.2%
---------------------------------------------------



(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $95,920.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                ACCUMULATED        OTHER         UNREALIZED          TOTAL
  ORDINARY        CAPITAL        TEMPORARY      APPRECIATION      ACCUMULATED
   INCOME       GAIN (LOSS)     DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$22,733,267    $(110,877,918)       $--         $(30,710,915)    $(118,855,566)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, real estate investment trust adjustments and mark to market futures.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED     ADDITIONAL
NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
 INCOME (LOSS)      INVESTMENTS       CAPITAL
   $(345,264)        $345,258           $6




The reclassifications for the Fund are primarily due to real estate investment trust distributions.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $110,877,918 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS       AMOUNTS
AVAILABLE THROUGH     (000'S)
       2010          $ 14,677
       2013             5,221
       2014            51,930
       2016            39,050



                     $110,878
-----------------------------


The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                   2008          2007
Distributions paid from:
  Ordinary Income           $28,946,777   $26,156,031
-----------------------------------------------------





                                                   mainstayinvestments.com    27

NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $67,595 and $114,423, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                    SHARES           AMOUNT
Period ended October 31, 2008 (a):
Shares sold                       358,640      $11,119,645
Shares redeemed                  (118,276)      (3,414,456)
                             -----------------------------
Net increase in shares
  outstanding before
  conversion                      240,364        7,705,189
Shares converted into
  Investor Class (See Note
  1)                              469,518       14,140,110
Shares converted from
  Investor Class (See Note
  1)                              (25,848)        (724,982)
                             -----------------------------
Net increase                      684,034      $21,120,317
                             =============================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                           SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                     2,120,311    $  63,024,254
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                   129,736        4,405,844
Shares redeemed                (3,030,393)     (92,534,241)
                             -----------------------------
Net decrease in shares
  outstanding before
  conversion                     (780,346)     (25,104,143)
Shares converted into
  Class A (See Note 1)             25,857          724,982
Shares converted from
  Class A (See Note 1)           (469,518)     (14,140,110)
                             -----------------------------
Net decrease                   (1,224,007)   $ (38,519,271)
                             =============================
Year ended October 31,
  2007:
Shares sold                     2,729,005    $  91,532,394
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                   128,226        4,180,225
Shares redeemed                (3,558,491)    (119,243,267)
                             -----------------------------
Net decrease                     (701,260)   $ (23,530,648)
                             =============================




 CLASS I                           SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                    11,262,139    $ 341,147,308
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                   714,617       24,439,912
Shares redeemed               (12,359,546)    (375,987,501)
                             -----------------------------
Net decrease                     (382,790)   $ (10,400,281)
                             =============================
Year ended October 31,
  2007:
Shares sold                    10,914,757    $ 370,503,706
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                   667,419       21,911,369
Shares redeemed               (11,068,937)    (376,095,627)
                             -----------------------------
Net increase                      513,239    $  16,319,448
                             =============================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will


28    MainStay S&P 500 Index Fund
impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 10--SUBSEQUENT EVENT:

As of January 1, 2009, the portfolio managers who manage the day-to-day investment operations of the Fund will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI is not expected to impact the portfolio management team or investment strategy of the Fund. The Fund's Board of Directors (the "Board") approved the appointment of MSI as a subadvisor to the Fund at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by the Fund as a result of this transition.


                                                   mainstayinvestments.com    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay S&P 500 Index Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay S&P 500 Index Fund of Eclipse Funds Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



30    MainStay S&P 500 Index Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreement. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of the S&P 500 Index Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all of the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who

                                                   mainstayinvestments.com    31
often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM's Equity Investors Group. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board primarily considered the Fund's investment performance against the S&P 500 Index, the benchmark index it is designed to track.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship


32    MainStay S&P 500 Index Fund
with the Fund. The Board considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.



                                                   mainstayinvestments.com    33

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2008, the Fund designates approximately $29,734,642 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 2.9% to arrive at the amount eligible for qualified interest income and 100.0% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commissions ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



34    MainStay S&P 500 Index Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   COMPANY                                      COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 --------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Director        Managers and President and                   since September 2008 (3
9/24/60    since           Chief Executive Officer                      funds); Trustee, The
           September       (since April 2008) of New                    MainStay Funds since
           2008            York Life Investment                         September 2008, (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    35

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                     Trustee since 2000,
8/12/51    since 2005      (since 1990)                                Eclipse Funds (3 funds);
           and Director                                                Chairman and Trustee, The
           since                                                       MainStay Funds since 2007
                                                                       (21 funds);  Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Director and    Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Trustee, The MainStay
           Committee       LLP (1989 to 2002);                         Funds since 2006 (21
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2007            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Director        President and Chief                         since 2002 (3 funds);
12/5/41    since 2002      Executive Officer, Babson-                  Trustee, The MainStay
                           United, Inc. (financial                     Funds since 2007 (21
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H.         Director        Capital Management;                         since 2007 (3 funds);
NOLAN,     since 2007      President--Shields/Alli-                    Trustee, The MainStay
JR.                        ance, Alliance Capital                      Funds since 2007 (21
11/16/46                   Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Director        Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   since 2007      (1990 to 1999 and since                     Trustee, The MainStay
2/13/52                    2004), Somerset & Company                   Funds since 1994 (21
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director, Partner
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






36    MainStay S&P 500 Index Fund

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Director and    Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Trustee, The MainStay
           Committee       University of Chicago;                      Funds since 2007 (21
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman                         VP Series Fund, Inc.,
                           of the Board, Ygomi LLC                     since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Director        of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   since 2007      (1971 to 1995)                              Trustee, The MainStay
                                                                       Funds since 2007 (21
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, The MainStay Funds,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, The MainStay Funds, MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t--Adminis-     2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           The MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, The MainStay Funds,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, The MainStay Funds and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, The MainStay Funds and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






38    MainStay S&P 500 Index Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.     Eclipse Funds Inc.
                                                      SEC File Number: 811-06175

NYLIM-A014520         (RECYCLE LOGO)            MS308-08           MSSP11-12/08
                                                                          A6

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 FLOATING RATE FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT


Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 FLOATING RATE FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       21
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              26
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            33
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       34
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             37
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        37
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       37
---------------------------------------------

DIRECTORS AND OFFICERS                     38

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH WOULD LOWER PERFORMANCE.


INVESTOR CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (5/3/04)
----------------------------------------------
With sales charges         (19.43%)    (1.63%)
Excluding sales charges    (16.94)     (0.96)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (5/3/04)
----------------------------------------------
With sales charges         (19.41%)    (1.62%)
Excluding sales charges    (16.91)     (0.95)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 3% CDSC IF REDEEMED WITHIN THE FIRST FOUR YEARS OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (5/3/04)
----------------------------------------------
With sales charges         (20.02%)    (1.70%)
Excluding sales charges    (17.66)     (1.70)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 3.00%, if redeemed within the first four years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (5/3/04)
------------------------------------------------
With sales charges         (18.44%)     (1.70%)
Excluding sales charges    (17.66)      (1.70)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                              SINCE
AVERAGE ANNUAL      ONE     INCEPTION
TOTAL RETURNS      YEAR      (5/3/04)
-------------------------------------
                  (16.67%)    (0.68%)





                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                        ONE      SINCE
                                             YEAR    INCEPTION
--------------------------------------------------------------------
Credit Suisse Leveraged Loan Index(3)         (20.33%)   (0.91%)
Average Lipper loan participation fund(4)     (20.79)    (1.76)



   and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.




6    MainStay Floating Rate Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY FLOATING RATE FUND --------THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM MAY 1, 2008, TO OCTOBER 31, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $848.20         $4.83          $1,019.90         $ 5.28
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $848.50         $4.55          $1,020.20         $ 4.98
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $844.10         $8.30          $1,016.10         $ 9.07
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $844.10         $8.30          $1,016.10         $ 9.07
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $849.50         $3.39          $1,021.50         $3.71
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.04% for Investor Class, 0.98% for Class A, 1.79% for Class B and Class C and 0.73% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Floating Rate Loans                             80.3
Short-Term Investments                          12.4
Foreign Floating Rate Loans                      5.2
Cash and Other Assets, Less Liabilities          1.4
Corporate Bonds                                  0.6
Common Stock                                     0.1





See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Alltel Communications, Inc., 5.50%,
        due 5/15/15
    2.  TXU Corp., 6.44%-6.66%, due 10/10/14
    3.  Georgia-Pacific Corp., 4.65%-5.37%,
        due 12/20/12
    4.  First Data Corp., 6.02%-6.05%, due
        9/24/14
    5.  Community Health Systems, Inc., 5.16%,
        due 7/25/14
    6.  Nielsen Finance LLC, 4.80%, due 8/9/13
    7.  USPF Holdings LLC, 5.51%-6.26%,
        due 4/11/14
    8.  Gentek, Inc., 6.30%, due 2/28/11
    9.  Biomet, Inc., 6.76%, due 3/25/15
   10.  Invista B.V., 4.92%, due 4/29/11









8    MainStay Floating Rate Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER ROBERT H. DIAL OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY FLOATING RATE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Floating Rate Fund returned -16.94% for Investor Class shares,(1) -16.91% for Class A shares, -17.66% for Class B shares and -17.66% for Class C shares during the 12 months ended October 31, 2008. Over the same period, Class I shares returned -16.67%. All share classes outperformed the -20.79% return of the average Lipper(2) loan participation fund and the -20.33% return of the Credit Suisse Leveraged Loan Index(3) for the 12 months ended October 31, 2008. The Credit Suisse Leveraged Loan Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the first half of the reporting period, most of the floating-rate loans in the Credit Suisse Leveraged Loan Index experienced significant price declines. The loan market was generally placid during the next several months, as much of the backlog on the balance sheets of underwriters had cleared into the market. From mid-September on, however, the loan market remained tumultuous. The bankruptcy filing of Lehman Brothers, the government bailout of AIG, and the dramatic tightening of liquidity across global capital markets served to unsettle investors and encourage a flight to quality, or a rapid movement toward lower-risk securities. Loan prices declined again, new issue activity evaporated, and fundamentals were pressured as the default rate rose.

Although most of the loans in the Fund were affected by these factors, the magnitude was less pronounced because the Fund was underweight relative to the Credit Suisse Leveraged Loan Index in riskier assets--specifically unrated credits and loans rated CCC and below,(4) which experienced more significant price declines than higher-rated loans. In addition, the Fund held a sizable cash position when loan prices dropped materially during the first and third quarters of 2008.

Issue selection in the automotive, media/telecommunications and chemical industries further boosted the Fund's performance relative to the Credit Suisse Leveraged Loan Index.

We did not lose our long-term perspective or our commitment to rigorous standards of credit analysis and underwriting during the most recent market "bubble." We remained cautious about adding risk to the Fund, and we continued to exercise prudent judgment and maintain a long-term perspective, even in turbulent markets.

WHAT WERE SOME OF THE CHARACTERISTICS OF THE LOANS IN THE FUND DURING THE REPORTING PERIOD?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years, but the loans' underlying interest-rate contracts, which are typically pegged to LIBOR,(5) may reset every 30, 60, 90 or 180 days. The weighted average reset figure for the Fund at the end of October 2008 was 47 days. This means that barring any defaults, if short-term interest rates were to increase, we would expect the Fund to "catch up" within 47 days and thus increase the yield it would pay to investors. If interest rates were to decline a decrease in yield would be anticipated.


Floating-rate funds are generally considered to have speculative characteristics that may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. The Fund may invest in foreign securities. U.S. dollar denominated securities of foreign issuers may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.
4. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5. London interbank offered rates (LIBOR) are interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

                                                    mainstayinvestments.com    9

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund was most heavily weighted in loans rated BB, but loans rated B also constituted a significant portion of the Fund.(6) The Fund remained significantly underweight relative to the Credit Suisse Leveraged Loan Index in loans rated CCC and below and in unrated issues. As of October 31, 2008, the Fund held less than 2.20% of its assets in loans rated CCC and below or in unrated loans, while over 21.35% of the Index was made up of those riskier assets.



6. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific


10    MainStay Floating Rate Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008



                                    PRINCIPAL
                                       AMOUNT           VALUE
LONG-TERM INVESTMENTS 86.1%+
CORPORATE BONDS 0.6%
-------------------------------------------------------------

PACKAGING & CONTAINERS 0.2%
Berry Plastics Holding Corp.
  8.875%, due 9/15/14             $ 1,500,000   $     780,000
                                                -------------


TELECOMMUNICATIONS 0.4%
Qwest Corp.
  6.069%, due 6/15/13 (a)           3,000,000       2,175,000
                                                -------------
Total Corporate Bonds
  (Cost $4,504,778)                                 2,955,000
                                                -------------



FLOATING RATE LOANS 80.3% (B)
-------------------------------------------------------------

AEROSPACE & DEFENSE 3.8%
Axletech International
  Holdings, Inc.
  Tranche B Term Loan
  5.89%, due 10/19/12               1,571,429       1,351,429
  2nd Lien Term Loan
  10.39%, due 4/22/13               1,000,000         770,000
Hexcel Corp.
  Tranche B Term Loan
  5.25%, due 3/1/12                 2,431,412       2,139,642
  Incremental Term Loan
  5.66%, due 4/1/12                   997,500         927,675
Oshkosh Truck Corp.
  Term Loan B
  4.50%, due 12/6/13                3,546,583       2,435,744
Spirit Aerosystems, Inc.
  Term Loan B
  6.50%, due 9/30/13                3,545,209       2,977,975
Transdigm, Inc.
  Term Loan
  5.21%, due 6/23/13                5,250,000       3,911,250
Vought Aircraft Industries,
  Inc.
  Term Loan
  5.62%, due 12/22/11               4,341,176       3,386,118
  Tranche B Letter of Credit
  6.42%, due 12/22/10                 560,000         414,400
                                                -------------
                                                   18,314,233
                                                -------------

AUTOMOBILE 3.2%
Accuride Corp.
  Term Loan
  7.31%, due 1/31/12                2,142,727       1,590,975
Dayco Products LLC
  Tranche B Term Loan
  8.01%, due 6/21/11                2,505,762         826,901
Delphi Corp.
  Delayed Draw Term Loan C
  8.50%, due 12/31/08                 369,716         230,888
  DIP Term Loan C
  8.50%, due 12/31/08               3,630,284       2,267,112
Ford Motor Co.
  Term Loan
  7.59%, due 12/16/13               2,969,773       1,631,255
Goodyear Tire & Rubber Co.
  (The)
  2nd Lien Term Loan
  4.78%, due 4/30/14                3,250,000       2,275,000
Key Safety Systems, Inc.
  1st Lien Term Loan
  6.00%, due 3/8/14                 3,688,813       2,139,511
Tenneco, Inc.
  Tranche B Credit Linked
  Deposit
  5.50%, due 3/17/14                2,361,559       1,771,169
Tower Automotive
  Term Loan
  7.14%, due 7/31/13 (c)            1,709,182         974,234
TRW Automotive, Inc.
  Term Loan B1
  5.21%, due 2/9/14                 1,817,000       1,414,231
United Components, Inc.
  Term Loan D
  4.81%, due 6/29/12 (c)              603,874         455,925
                                                -------------
                                                   15,577,201
                                                -------------

BEVERAGE, FOOD & TOBACCO 4.4%
American Seafoods Group LLC
  Term Loan A
  5.01%, due 9/30/11 (c)            2,608,992       2,387,228
  Tranche B1 Term Loan
  5.51%, due 9/28/12 (c)              319,043         279,162
  Tranche B2 Term Loan
  5.51%, due 9/28/12 (c)            1,164,640       1,019,060
BF Bolthouse HoldCo LLC
  1st Lien Term Loan
  6.19%, due 12/17/12               1,604,625       1,327,827
  2nd Lien Term Loan
  9.26%, due 12/16/13                 330,000         247,500
Constellation Brands, Inc.
  New Term Loan B
  4.53%, due 6/5/13                 3,034,475       2,621,786
Dean Foods Co.
  Tranche B Term Loan
  5.26%, due 4/2/14                 2,676,583       1,988,200


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers, as of October 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 11

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
BEVERAGE, FOOD & TOBACCO (CONTINUED)
Dole Food Co., Inc.
  Credit Link Deposit
  4.69%, due 4/12/13              $   275,662   $     199,626
  Tranche B Term Loan
  5.28%, due 4/12/13                  488,587         353,819
  Tranche C Term Loan
  5.93%, due 4/12/13                2,015,779       1,459,761
Michael Foods, Inc.
  Term Loan B1
  4.87%, due 11/21/10               1,950,094       1,696,582
OSI Group LLC
  U.S. Term Loan
  5.76%, due 9/2/11                 1,692,860       1,659,003
Reddy Ice Group, Inc.
  Term Loan
  6.50%, due 8/12/12 (c)            5,500,000       3,987,500
Wm. Wrigley Jr. Co.
  Term Loan B
  7.75%, due 10/6/14                2,500,000       2,359,688
                                                -------------
                                                   21,586,742
                                                -------------


BROADCASTING 0.9%
V  Nielsen Finance LLC
  Dollar Term Loan
  4.80%, due 8/9/13                 6,379,897       4,596,716
                                                -------------


BROADCASTING & ENTERTAINMENT 5.3%
Atlantic Broadband Finance
  LLC
  Tranche B2 Term Loan
  6.02%, due 9/1/11                 3,917,843       3,545,648
Charter Communications
  Operating LLC
  Term Loan
  8.77%, due 3/6/14                 1,990,000       1,653,358
CSC Holdings, Inc.
  Incremental Term Loan
  4.57%, due 3/29/13                1,348,175       1,160,393
Discovery Communications
  Holdings LLC
  Term Loan B
  5.76%, due 5/14/14                2,428,851       1,979,513
Emmis Operating Co.
  Term Loan B
  5.54%, due 11/1/13                  276,894         145,369
Entravision Communications
  Corp.
  Term Loan
  6.38%, due 3/29/13                4,239,447       2,826,300
Gray Television, Inc.
  Delayed Draw Term Loan
  5.04%, due 12/31/14               4,257,450       2,362,885
Insight Midwest Holdings LLC
  Initial Term Loan
  5.93%, due 4/7/14                 3,905,631       3,043,139
LodgeNet Entertainment Corp.
  Term Loan
  5.77%, due 4/4/14                   959,326         537,222
Mediacom Broadband Group
  (FKA MCC Iowa)
  Tranche D1 Term Loan
  3.89%, due 1/31/15                1,895,786       1,353,117
  Tranche E Term Loan
  6.50%, due 1/3/16                 1,995,000       1,632,574
Nexstar Broadcasting, Inc.
  Mission Term Loan B
  5.51%, due 10/1/12                1,774,077       1,206,372
  Nexstar Term Loan B
  5.51%, due 10/1/12                1,678,838       1,141,610
UPC Broadband Holding B.V.
  Term loan N
  5.47%, due 12/31/14               5,000,000       3,500,000
                                                -------------
                                                   26,087,500
                                                -------------

BUILDINGS & REAL ESTATE 1.6%
Armstrong World Industries,
  Inc.
  Term Loan
  4.94%, due 10/2/13                1,940,252       1,658,915
CB Richard Ellis Services,
  Inc.
  Term Loan B
  5.05%, due 12/20/13               3,930,461       2,279,668
Central Parking Corp.
  Letter of Credit Term Loan
  3.66%, due 5/22/14                  568,966         432,414
  Term Loan
  5.05%, due 5/22/14                1,587,857       1,206,772
General Growth Properties,
  Inc.
  Tranche A1 Term Loan
  5.74%, due 2/24/10                5,055,921       1,635,949
LNR Property Corp.
  Initial Tranche B Term Loan
  6.04%, due 7/12/11                1,031,190         531,063
                                                -------------
                                                    7,744,781
                                                -------------

CHEMICALS, PLASTICS & RUBBER 5.5%
Celanese U.S. Holdings LLC
  Synthetic Letter of Credit
  3.93%, due 4/2/14                 1,745,931       1,400,487
  Dollar Term Loan
  5.55%, due 4/2/14                   994,949         798,092
V  Gentek, Inc.
  1st Lien Term Loan
  6.30%, due 2/28/11                5,247,362       4,434,021



12 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Hercules, Inc.
  Term Loan B
  4.50%, due 10/8/10              $ 2,952,128   $   2,922,607
Hexion Specialty Chemicals,
  Inc.
  Term Loan C2
  6.06%, due 5/5/13                   692,498         470,899
  Term Loan C1
  6.19%, due 5/5/13                 3,187,880       2,167,759
Huntsman International LLC
  Tranche B Term Loan
  4.97%, due 4/21/14                1,474,476       1,266,997
INEOS U.S. Finance LLC
  Tranche A4 Term Loan
  5.93%, due 12/17/12               2,369,610       1,481,006
  Tranche B2 Term Loan
  5.95%, due 12/16/13               1,828,464         981,276
  Tranche C2 Term Loan
  6.45%, due 12/16/14               1,827,963         968,820
ISP Chemco, Inc.
  Term Loan B
  5.06%, due 6/4/14                 4,888,125       3,816,809
Kraton Polymers LLC
  Term Loan
  5.31%, due 5/13/13                  924,083         702,303
Polymer Group, Inc.
  Term Loan
  5.73%, due 11/22/12               4,035,008       3,147,306
Texas Petrochemicals L.P.
  Term Loan B
  6.13%, due 6/27/13                2,567,902       1,848,890
  Incremental Term Loan B
  6.31%, due 6/27/13                  866,748         624,058
                                                -------------
                                                   27,031,330
                                                -------------

CONTAINERS, PACKAGING & GLASS 2.4%
Berry Plastics Corp.
  Term Loan C
  4.80%, due 4/3/15                 1,309,926         950,107
Crown Americas LLC
  Term B Dollar Loan
  6.34%, due 11/15/12                 880,000         764,133
Graham Packaging Holdings Co.
  1st Lien Term Loan
  5.74%, due 10/7/11                3,910,227       3,159,463
Graphic Packaging
  International, Inc.
  Term Loan B
  5.75%, due 5/16/14                1,792,641       1,455,027
  Term Loan C
  6.86%, due 5/16/14                2,956,359       2,492,580
Smurfit-Stone Container
  Enterprises, Inc.
  Deposit Fund Commitment
  3.83%, due 11/1/10                  434,977         339,903
  Tranche C Term Loan
  4.88%, due 11/1/11                  573,103         447,839
  Tranche B Term Loan
  4.90%, due 11/1/11                  265,522         207,487
  Tranche C1 Term Loan
  5.13%, due 11/1/11                  307,255         240,098
Solo Cup Co.
  Term Loan B1
  6.65%, due 2/27/11                1,755,091       1,507,184
                                                -------------
                                                   11,563,821
                                                -------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS
  1.5%
Appleton Papers, Inc.
  Term Loan B
  5.38%, due 6/5/14                 2,370,000       1,848,600
V  Georgia-Pacific Corp.
  New Term Loan B
  4.65%, due 12/20/12               3,451,441       2,853,192
  Term Loan B
  5.37%, due 12/20/12               2,834,277       2,343,003
                                                -------------
                                                    7,044,795
                                                -------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING 1.5%
Electrical Components
  International Holdings
  1st Lien Term Loan
  8.25%, due 5/1/13                 2,493,770       1,620,951
Mueller Water Products, Inc.
  Term Loan
  5.22%, due 5/24/14                4,167,964       3,153,761
Sensata Technologies Finance
  Co. LLC
  Term Loan
  5.26%, due 4/26/13                4,368,978       2,748,087
                                                -------------
                                                    7,522,799
                                                -------------

DIVERSIFIED/CONGLOMERATE SERVICE 3.9%
Affiliated Computer Services,
  Inc.
  Term Loan B
  5.26%, due 3/20/13                  977,387         817,747
  1st Securities Repurchase
  Increase
  5.81%, due 3/20/13                3,156,487       2,640,929
Dealer Computer Services,
  Inc.
  1st Lien Term Loan
  5.17%, due 10/26/12               3,955,832       2,511,953
  2nd Lien Term Loan
  8.67%, due 10/26/13                 750,000         431,250



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 13

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
DIVERSIFIED/CONGLOMERATE SERVICE (CONTINUED)
V  First Data Corp.
  Term Loan B2
  6.02%, due 9/24/14              $   990,000   $     724,822
  Term Loan B1
  6.05%, due 9/24/14                5,940,000       4,338,427
Language Line LLC
  Term Loan B1
  7.02%, due 6/10/11 (c)            1,796,121       1,490,780
SunGuard Data Systems, Inc.
  Incremental Term Loan
  4.55%, due 2/28/14                4,773,293       3,639,636
VeriFone, Inc.
  Term Loan B
  5.87%, due 10/31/13               1,387,500       1,165,500
Verint Systems, Inc.
  Term Loan B
  6.25%, due 5/25/14 (c)            1,876,923       1,332,615
                                                -------------
                                                   19,093,659
                                                -------------

ECOLOGICAL 1.7%
Allied Waste Industries, Inc.
  Term Loan B
  5.44%, due 3/28/14                1,098,820       1,042,505
Big Dumpster Merger Sub, Inc.
  Delayed Draw Term Loan B
  6.01%, due 2/5/13 (c)               349,724         244,807
  Term Loan B
  6.01%, due 2/5/13 (c)               830,595         581,417
Duratek, Inc.
  Term Loan B
  5.47%, due 6/7/13                   941,209         658,846
EnergySolutions LLC
  Term Loan
  5.47%, due 6/7/13                 1,961,771       1,373,240
  Synthetic Letter of Credit
  6.01%, due 6/7/13                   125,786          88,050
IESI Corp.
  Term Loan
  4.56%, due 1/20/12                4,000,000       3,240,000
Synagro Technologies, Inc.
  Term Loan B
  4.81%, due 3/31/14                  987,500         740,625
  2nd Lien Term Loan
  7.56%, due 10/2/14                  750,000         322,500
                                                -------------
                                                    8,291,990
                                                -------------

ELECTRONICS 0.4%
Freescale Semiconductor, Inc.
  Term Loan B
  5.47%, due 11/29/13               2,932,576       1,969,715
                                                -------------


FINANCE 1.7%
Brand Energy & Infrastructure
  Services, Inc.
  New Term Loan
  6.00%, due 2/7/14                 2,462,500       1,853,031
Hertz Corp. (The)
  Letter of Credit
  3.20%, due 12/21/12                 153,131         109,161
  Tranche B Term Loan
  4.55%, due 12/21/12               3,150,261       2,245,686
MSCI, Inc.
  Term Loan
  5.31%, due 11/20/14               1,989,975       1,651,679
Rental Services Corp.
  1st Lien Term Loan
  5.95%, due 11/30/12               1,157,798         920,450
  2nd Lien Term Loan
  7.70%, due 11/30/13               2,387,522       1,451,415
                                                -------------
                                                    8,231,422
                                                -------------

GROCERY 0.6%
Roundy's Supermarkets, Inc.
  Tranche B Term Loan
  5.38%, due 11/3/11                3,531,195       2,789,644
                                                -------------


HEALTHCARE, EDUCATION & CHILDCARE 10.9%
Accellent, Inc.
  Term Loan
  5.31%, due 11/22/12                 689,681         468,983
Advanced Medical Optics, Inc.
  Term Loan B
  4.76%, due 4/2/14                 1,955,556       1,398,222
AGA Medical Corp.
  Tranche B Term Loan
  4.85%, due 4/28/13 (c)            4,580,523       3,664,419
Alliance Imaging, Inc.
  Tranche C1 Term Loan
  5.78%, due 12/29/11               1,406,174       1,209,310
AMR HoldCo, Inc.
  Term Loan
  4.82%, due 2/10/12                3,177,690       2,796,367
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  4.71%, due 4/24/15 (d)              600,000         481,000
  Term Loan
  7.01%, due 4/24/15                3,970,000       3,182,618



14 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
V  Biomet, Inc.
  Term Loan B
  6.76%, due 3/25/15              $ 4,950,000   $   4,279,275
V  Community Health Systems,
  Inc.
  New Term Loan B
  5.16%, due 7/25/14                5,883,711       4,698,879
DaVita, Inc.
  Tranche B1 Term Loan
  4.77%, due 10/5/12                1,130,815         976,539
Gentiva Health Services, Inc.
  Term Loan B
  4.98%, due 3/31/13 (c)            2,035,135       1,729,865
HCA, Inc.
  Term Loan B
  6.01%, due 11/18/13               4,932,348       4,058,706
Health Management Associates,
  Inc.
  Term Loan B
  5.51%, due 2/28/14                3,976,416       2,768,580
HealthSouth Corp.
  Term Loan B
  5.50%, due 3/10/13                1,428,304       1,176,764
LifePoint Hospitals, Inc.
  Term Loan B
  4.44%, due 4/15/12                2,288,385       1,910,801
Mylan Laboratories, Inc.
  Term Loan B
  6.90%, due 10/2/14                1,985,000       1,695,049
Quintiles Transnational Corp.
  Term Loan B
  5.77%, due 3/31/13                1,462,500       1,166,344
  2nd Lien Term Loan C
  7.77%, due 3/31/14                  500,000         355,000
Royalty Pharma Finance Trust
  Term Loan B
  6.01%, due 4/16/13                1,989,899       1,727,895
Rural/Metro Operating Co. LLC
  LC Facility Deposits
  3.14%, due 3/4/11                   411,765         329,412
  Term Loan B1
  6.45%, due 3/4/11                   835,294         668,235
Select Medical Corp.
  Term Loan B
  4.91%, due 2/24/12                3,306,653       2,504,789
Sun Healthcare Group, Inc.
  Synthetic Letter of Credit
  3.66%, due 4/19/14                  413,793         289,655
  Term Loan B
  5.17%, due 4/19/14                1,823,098       1,276,169
Sun Healthcare Group, Inc.
  (continued)
  Delayed Draw Term Loan B
  5.40%, due 4/19/14                  250,499         175,349
Sunrise Medical Holdings,
  Inc.
  Term Loan B1
  7.90%, due 5/13/10 (c)            1,995,805       1,017,860
U.S. Oncology, Inc.
  Term Loan B
  6.26%, due 8/20/11                3,423,757       2,833,159
Vanguard Health Holding Co.
  LLC
  Replacement Term Loan
  5.74%, due 9/23/11                4,248,281       3,584,487
Warner Chilcott Corp.
  Tranche B Term Loan
  5.76%, due 1/18/12                  605,720         492,450
  Tranche C Term Loan
  5.76%, due 1/18/12                   99,969          81,275
                                                -------------
                                                   52,997,456
                                                -------------

HOME AND OFFICE FURNISHINGS, HOUSEWARES,
  & DURABLE CONSUMER PRODUCTS 1.6%
Jarden Corp.
  Term Loan B1
  5.51%, due 1/24/12                1,617,397       1,306,048
  Term Loan B2
  5.51%, due 1/24/12                  380,093         306,925
  Additional Term Loan
  6.26%, due 1/24/12                  987,501         815,923
National Bedding Co. LLC
  1st Lien Term Loan
  5.35%, due 2/28/13                2,903,287       1,887,137
Sealy Mattress Co.
  Term Loan E
  4.62%, due 8/25/12                1,500,689       1,125,517
Simmons Bedding Co.
  Tranche D Term Loan
  5.44%, due 12/19/11               3,738,185       2,598,038
                                                -------------
                                                    8,039,588
                                                -------------

HOTELS, MOTELS, INNS, & GAMING 0.9%
Penn National Gaming, Inc.
  Term Loan B
  5.01%, due 10/3/12                1,810,492       1,494,662
Venetian Casino Resort
  LLC/Las Vegas Sands, Inc.
  Delayed Draw Term Loan
  5.52%, due 5/23/14                1,095,163         613,291
  Term Loan B
  5.52%, due 5/23/14                3,840,921       2,150,916
                                                -------------
                                                    4,258,869
                                                -------------



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 15

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
INSURANCE 0.1%
HUB International Holdings,
  Inc.
  Delayed Draw Term Loan
  6.26%, due 6/13/14              $   178,831   $     121,605
  Initial Term Loan
  6.26%, due 6/13/14                  795,633         541,030
                                                -------------
                                                      662,635
                                                -------------

LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT 4.9%
AMC Entertainment, Inc.
  Term Loan
  5.01%, due 1/26/13                2,391,556       1,804,130
Bombardier Recreational
  Products, Inc.
  Term Loan
  6.16%, due 6/28/13 (c)            4,556,962       3,075,949
Cedar Fair, L.P.
  U.S. Term Loan
  5.12%, due 8/30/12                1,895,153       1,366,089
Cinemark USA, Inc.
  Term Loan
  4.64%, due 10/5/13                3,939,698       2,979,397
Easton-Bell Sports, Inc.
  Tranche B Term Loan
  5.29%, due 3/16/12                3,852,444       2,985,644
Metro-Goldwyn-Mayer Studios,
  Inc.
  Tranche B Term Loan
  7.01%, due 4/8/12                 4,742,556       2,320,889
Regal Cinemas Corp.
  Term Loan
  5.26%, due 10/27/13               3,279,077       2,434,715
Six Flags Theme Parks, Inc.
  Tranche B Term Loan
  5.69%, due 4/30/15                3,480,625       2,238,042
Town Sports International,
  Inc.
  Term Loan
  4.75%, due 2/27/14                1,477,500         886,500
WMG Acquisition Corp.
  Term Loan
  5.06%, due 2/28/11                4,769,368       3,815,494
                                                -------------
                                                   23,906,849
                                                -------------

MACHINERY 1.0%
Gleason Corp.
  1st Lien Term Loan
  5.22%, due 6/30/13 (c)            1,414,578       1,202,391
RBS Global, Inc.
  Term Loan B
  6.37%, due 7/19/13                4,672,131       3,731,865
                                                -------------
                                                    4,934,256
                                                -------------

MINING, STEEL, IRON & NON-PRECIOUS METALS 1.6%
Aleris International, Inc.
  New Term Loan B
  6.31%, due 12/19/13               3,925,579       2,512,371
Novelis, Inc.
  New Canadian Term Loan
  5.77%, due 7/6/14                 1,388,672         972,070
  New U.S. Term Loan
  5.77%, due 7/6/14                 3,055,078       2,138,555
Walter Industries, Inc.
  Term Loan
  5.49%, due 10/3/12                3,132,734       2,245,127
                                                -------------
                                                    7,868,123
                                                -------------

OIL & GAS 1.1%
Dresser, Inc.
  Term Loan
  5.07%, due 5/4/14                 1,611,158       1,157,013
Energy Transfer Co. L.P.
  Term Loan B
  4.55%, due 11/1/12                5,000,000       4,062,500
                                                -------------
                                                    5,219,513
                                                -------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS 1.8%
Hillman Companies, Inc.
  Term Loan B
  5.81%, due 3/31/11                1,747,398       1,625,080
JohnsonDiversey, Inc.
  New Term Loan B
  4.79%, due 12/16/11               3,794,481       2,940,723
Mega Bloks, Inc.
  Term Loan B
  8.75%, due 7/26/12 (c)            3,160,176       1,738,097
Visant Corp.
  Term Loan C
  5.17%, due 12/21/11               2,836,724       2,340,297
                                                -------------
                                                    8,644,197
                                                -------------

PERSONAL TRANSPORTATION 0.3%
United Airlines, Inc.
  Term Loan B
  5.65%, due 2/1/14                 2,807,672       1,579,316
                                                -------------


PERSONAL, FOOD & MISCELLANEOUS SERVICES 0.5%
Aramark Corp.
  Synthetic Letter of Credit
  2.47%, due 1/27/14                  288,091         239,908
  Term Loan
  5.64%, due 1/27/14                2,759,645       2,298,094
                                                -------------
                                                    2,538,002
                                                -------------




16 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
PRINTING & PUBLISHING 3.4%
Cenveo Corp.
  Delayed Draw Term Loan
  4.95%, due 6/21/13              $   107,659   $      78,591
  Term Loan C
  4.95%, due 6/21/13                2,953,265       2,155,884
Dex Media East LLC
  Replacement Term Loan
  5.04%, due 10/24/14               2,123,000       1,129,436
Hanley Wood LLC
  New Term Loan B
  5.28%, due 3/8/14                 1,637,160         859,509
Idearc, Inc.
  Term Loan B
  5.74%, due 11/17/14               2,915,408       1,229,331
MediaNews Group, Inc.
  Term Loan C
  7.07%, due 8/2/13                 1,807,185         903,592
Merrill Communications LLC
  Term Loan
  5.98%, due 12/24/12               5,348,750       3,316,225
New Publishing Acquisition,
  Inc.
  Tranche B Term Loan
  5.06%, due 8/5/12                 4,063,018       1,828,358
Penton Media, Inc.
  Term Loan B
  5.66%, due 2/1/13 (c)             5,417,500       2,817,100
R.H. Donnelley, Inc.
  Tranche D1 Term Loan
  6.76%, due 6/30/11                  750,460         480,295
  Tranche D2 Term Loan
  6.85%, due 6/30/11                3,073,857       1,907,073
                                                -------------
                                                   16,705,394
                                                -------------

RETAIL STORE 2.7%
Eye Care Centers of America,
  Inc.
  Term Loan B
  5.47%, due 3/1/12 (c)             2,648,036       2,171,390
Michaels Stores, Inc.
  New Term Loan B
  5.35%, due 10/31/13               2,708,543       1,570,955
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  4.57%, due 4/6/13                 1,665,541       1,249,156
Pantry, Inc. (The)
  Delayed Draw Term Loan B
  4.87%, due 5/15/14                  663,333         461,016
  Term Loan B
  4.87%, due 5/15/14                2,304,167       1,601,396
Petco Animal Supplies, Inc.
  Term Loan B
  5.84%, due 10/25/13               3,922,588       2,894,870
Yankee Candle Co., Inc. (The)
  Term Loan B
  5.76%, due 2/6/14                 4,616,346       3,069,870
                                                -------------
                                                   13,018,653
                                                -------------

TELECOMMUNICATIONS 1.9%
V  Alltel Communications,
  Inc.
  Term Loan B3
  5.50%, due 5/15/15                5,952,418       5,667,822
Centennial Cellular Operating
  Co. LLC
  Term Loan
  5.64%, due 2/9/11                   769,123         651,447
Intelsat Corp.
  Term Loan B2-A
  6.65%, due 1/3/14                 1,295,291       1,060,287
  Term Loan B2-B
  6.65%, due 1/3/14                 1,294,899       1,059,967
  Term Loan B2-C
  6.65%, due 1/3/14                 1,294,899       1,059,967
                                                -------------
                                                    9,499,490
                                                -------------

TEXTILES & LEATHER 1.0%
Springs Windows Fashions LLC
  Term Loan B
  6.56%, due 12/31/12 (c)           2,764,621       1,824,650
St. Johns Knits
  International, Inc.
  Term Loan B
  6.17%, due 3/23/12 (c)            3,631,023       2,977,439
                                                -------------
                                                    4,802,089
                                                -------------

UTILITIES 8.2%
AES Corp.
  Term Loan
  5.08%, due 8/10/11                2,000,000       1,660,000
Boston Generating LLC
  Revolving Credit Commitment
  3.64%, due 12/20/13                  47,056          31,729
  Synthetic Letter of Credit
  3.64%, due 12/20/13                 168,057         113,319
  1st Lien Term Loan
  6.01%, due 12/20/13                 746,326         503,237
Calpine Corp.
  1st Priority Term Loan
  6.65%, due 3/29/14                1,994,975       1,590,992
Coleto Creek Power, L.P.
  Synthetic Letter of Credit
  3.76%, due 6/28/13                  218,642         160,702
  Term Loan
  6.51%, due 6/28/13                3,094,338       2,274,338


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 17

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
UTILITIES (CONTINUED)
Covanta Energy Corp.
  Funded Letter of Credit
  3.95%, due 2/10/14              $ 1,480,657   $   1,216,607
  Term Loan B
  4.63%, due 2/10/14                2,962,471       2,434,165
Dynegy Holdings, Inc.
  Synthetic Letter of Credit
  4.62%, due 4/2/13                 4,249,535       3,105,700
InfrastruX Group, Inc.
  Delayed Draw Term Loan
  7.37%, due 11/5/12                3,066,720       2,790,715
KGen LLC
  Synthetic Letter of Credit
  2.65%, due 2/8/14                 1,687,500       1,096,875
  1st Lien Term Loan
  5.56%, due 2/8/14                 2,763,281       1,796,133
Mackinaw Power Holdings LLC
  Term Loan B
  4.30%, due 6/22/15 (c)(e)         2,000,000       1,560,000
Mirant North America LLC
  Term Loan
  4.87%, due 1/3/13                 4,333,250       3,559,457
NRG Energy, Inc.
  Synthetic Letter of Credit
  5.26%, due 2/1/13                 2,727,308       2,357,605
TPF Generation Holdings LLC
  Synthetic Revolver
  3.66%, due 12/15/11                  95,091          79,164
  Synthetic Letter of Credit
  3.66%, due 12/15/13                 303,342         252,532
  Term Loan B
  5.76%, due 12/15/13               1,444,050       1,202,172
  2nd Lien Term Loan C
  8.01%, due 12/15/14               1,600,000       1,032,000
TPF II LC LLC
  Term Loan B
  6.51%, due 10/15/14 (c)(e)        1,825,248       1,452,897
V  TXU Corp.
  Term Loan B3
  6.44%, due 10/10/14               2,970,000       2,304,349
  Term Loan B2
  6.66%, due 10/10/14               3,960,000       3,087,149
V  USPF Holdings LLC
  Synthetic Letter of Credit
  5.51%, due 4/11/14 (c)            1,300,000       1,040,000
USPF Holdings LLC (continued)
  Term Loan
  6.26%, due 4/11/14 (c)            4,812,285       3,512,968
                                                -------------
                                                   40,214,805
                                                -------------
Total Floating Rate Loans
  (Cost $532,704,882)                             392,335,583
                                                -------------



FOREIGN FLOATING RATE LOANS 5.2% (B)
-------------------------------------------------------------

CHEMICALS, PLASTICS & RUBBER 2.4%
Brenntag Holding GmbH and Co.
  Acquisition Term Loan
  5.07%, due 1/20/14                1,904,727       1,295,215
  Term Loan B2
  5.07%, due 1/20/14                3,777,091       2,568,422
V  Invista B.V.
  Tranche B1 Term Loan
  4.92%, due 4/29/11                4,025,652       3,301,034
  Tranche B2 Term Loan
  4.92%, due 4/29/11                1,102,877         904,359
Lucite International US
  Finco, Ltd.
  Delayed Draw Term Loan B2
  5.37%, due 7/8/13                 1,153,340       1,035,122
  Term Loan B1
  5.37%, due 7/8/13                 3,257,090       2,923,238
                                                -------------
                                                   12,027,390
                                                -------------

FINANCE 0.7%
Ashtead Group PLC
  Term Loan
  4.56%, due 8/31/11                4,104,000       3,488,400
                                                -------------


PRINTING & PUBLISHING 0.5%
Yell Group PLC
  Term Loan B1
  6.12%, due 10/27/12               3,500,000       2,370,001
                                                -------------


RETAIL STORE 0.8%
Dollarama Group, L.P.
  Replacement Term Loan B
  5.17%, due 11/18/11               4,833,618       3,818,558
                                                -------------


TELECOMMUNICATIONS 0.8%
Intelsat Subsidiary Holding
  Co.
  Tranche B Term Loan
  6.65%, due 7/3/13                 1,834,696       1,496,424



18 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT           VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Telesat Canada
  U.S. Term Loan B
  6.34%, due 10/31/14             $ 2,743,051   $   2,072,147
  U.S. Delayed Draw Term Loan
  6.59%, due 10/31/14                 235,591         177,969
                                                -------------
                                                    3,746,540
                                                -------------
Total Foreign Floating Rate
  Loans
  (Cost $32,509,064)                               25,450,889
                                                -------------
Total Long-Term Investments
  (Cost $569,718,724)                             420,741,472
                                                -------------



                                       SHARES

COMMON STOCK 0.1%
-------------------------------------------------------------

SPECIALTY RETAIL 0.1%
Nellson Nutraceutical, Inc.
  (c)(e)                                  379         257,720
                                                -------------
Total Common Stock
  (Cost $531,732)                                     257,720
                                                -------------


                                    PRINCIPAL
                                       AMOUNT

SHORT-TERM INVESTMENTS 12.4%
-------------------------------------------------------------

COMMERCIAL PAPER 5.5%
Caterpillar Financial
  Services Corp.
  1.75%, due 11/17/08             $ 4,387,000       4,383,588
National Rural Utilities
  Cooperative Financial Corp.
  2.25%, due 11/12/08               3,185,000       3,182,810
NSTAR Electric Co.
  2.10%, due 11/3/08                5,000,000       4,999,417
Pitney Bowes, Inc.
  1.55%, due 11/10/08 (f)           5,000,000       4,998,062
Praxair, Inc.
  1.15%, due 11/18/08               5,000,000       4,997,285
Walt Disney Co. (The)
  2.00%, due 11/12/08               4,500,000       4,497,250
                                                -------------
Total Commercial Paper
  (Cost $27,058,412)                               27,058,412
                                                -------------

REPURCHASE AGREEMENT 0.1%
State Street Bank and Trust
  Co. 0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $509,787 (Collateralized by
  a Federal Home Loan Bank
  Security with a rate of
  3.35% and a maturity date
  of 1/23/09, with a
  Principal Amount of
  $509,782 and a Market Value
  of $520,000)                        509,782   $     509,782
                                                -------------
Total Repurchase Agreement
  (Cost $509,782)                                     509,782
                                                -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 6.8%
Fannie Mae (Discount Note)
  0.69%, due 12/4/08 (g)            5,850,000       5,846,246
Federal Home Loan Bank
  (Discount Note)
  0.964%, due 11/20/08 (g)          3,395,000       3,393,208
Federal Home Loan Mortgage
  Corporation (Discount Note)
  0.602%, due 11/4/08 (g)           4,000,000       3,999,740
United States Treasury Bill
  0.095%, due 11/13/08 (g)         19,725,000      19,724,184
                                                -------------
Total U.S. Government &
  Federal Agencies
  (Cost $32,963,378)                               32,963,378
                                                -------------
Total Short-Term Investments
  (Cost $60,531,572)                               60,531,572
                                                -------------
Total Investments
  (Cost $630,782,028) (h)                98.6%    481,530,764
Cash and Other Assets,
  Less Liabilities                        1.4       6,928,981
                                        -----    ------------
Net Assets                              100.0%  $ 488,459,745
                                        =====    ============






The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 19

(a) Floating rate. Rate shown is the rate in effect at October 31, 2008.
(b)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2008. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(c) Illiquid security. The total market value of these securities at October 31, 2008 is $42,795,473, which represents 8.8% of the Fund's net assets.
(d) This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.
(e)  Fair valued security. The total market
     value of these securities at October 31, 2008 is $3,270,617, which represents 0.7%
     of the Fund's net assets.
(f)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(a) of the
     Securities Act of 1933, as amended.
(g)  Interest rate presented is yield to
     maturity.
(h)  At October 31, 2008, cost is $630,772,041
     for federal income tax purposes and net
     unrealized depreciation is as follows:



  Gross unrealized appreciation      $          --
  Gross unrealized depreciation       (149,241,277)
                                     -------------
  Net unrealized depreciation        $(149,241,277)
                                     =============






20 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $630,782,028)     $  481,530,764
Cash                                      2,463,749
Receivables:
  Investment securities sold              3,922,135
  Interest                                2,965,861
  Fund shares sold                          892,235
  Other assets                               38,567
                                     --------------
     Total assets                       491,813,311
                                     --------------
LIABILITIES:
Unrealized depreciation on unfunded
  commitments                               135,303
Payables:
  Fund shares redeemed                    1,788,762
  Manager (See Note 3)                      266,751
  NYLIFE Distributors (See Note 3)          176,689
  Shareholder communication                 109,911
  Transfer agent (See Note 3)               104,568
  Professional fees                          80,599
  Custodian                                  47,917
  Directors                                   1,901
Accrued expenses                             31,852
Dividend payable                            609,313
                                     --------------
     Total liabilities                    3,353,566
                                     --------------
Net assets                           $  488,459,745
                                     ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $       64,195
Additional paid-in capital              687,899,552
                                     --------------
                                        687,963,747
Accumulated distributions in excess
  of net investment income                 (401,324)
Accumulated net realized loss on
  investments                           (49,716,111)
Net unrealized depreciation on
  investments                          (149,251,264)
Net unrealized depreciation on
  unfunded commitments                     (135,303)
                                     --------------
Net assets                           $  488,459,745
                                     ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  14,585,850
                                     ==============
Shares of capital stock outstanding      1,916,937
                                     ==============
Net asset value per share
  outstanding                        $         7.61
Maximum sales charge (3.00% of
  offering price)                             0.24
                                     --------------
Maximum offering price per share
  outstanding                        $        7.85
                                     ==============
CLASS A
Net assets applicable to
  outstanding shares                 $ 245,193,389
                                     ==============
Shares of capital stock outstanding     32,232,864
                                     ==============
Net asset value per share
  outstanding                        $         7.61
Maximum sales charge (3.00% of
  offering price)                             0.24
                                     --------------
Maximum offering price per share
  outstanding                        $        7.85
                                     ==============
CLASS B
Net assets applicable to
  outstanding shares                 $  20,702,568
                                     ==============
Shares of capital stock outstanding      2,719,488
                                     ==============
Net asset value and offering price
  per share outstanding              $        7.61
                                     ==============
CLASS C
Net assets applicable to
  outstanding shares                 $ 104,047,586
                                     ==============
Shares of capital stock outstanding     13,670,428
                                     ==============
Net asset value and offering price
  per share outstanding              $        7.61
                                     ==============
CLASS I
Net assets applicable to
  outstanding shares                 $ 103,930,352
                                     ==============
Shares of capital stock outstanding     13,655,693
                                     ==============
Net asset value and offering price
  per share outstanding              $        7.61
                                     ==============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 21

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $  46,220,058
                                     -------------
EXPENSES:
  Manager (See Note 3)                   4,413,235
  Distribution/Service--Investor
     Class
     (See Note 3)                           26,488
  Distribution/Service--Class A
     (See Note 3)                        1,026,021
  Service--Class B (See Note 3)             88,284
  Service--Class C (See Note 3)            420,370
  Distribution--Class B (See Note
     3)                                    264,851
  Distribution--Class C (See Note
     3)                                  1,261,109
  Transfer agent--Investor Class
     (See Note 3)                           14,403
  Transfer agent--Class A (See Note
     3)                                    355,908
  Transfer agent--Classes B and C
     (See Note 3)                          248,880
  Transfer agent --Class I (See
     Note 3)                                50,917
  Professional fees                        143,918
  Shareholder communication                125,229
  Registration                              97,700
  Directors                                 28,093
  Custodian                                 14,755
  Miscellaneous                             77,517
                                     -------------
     Total expenses                      8,657,678
                                     -------------
Net investment income                   37,562,380
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (30,852,567)
Net change in unrealized
  depreciation on investments and
  unfunded commitments                (124,323,265)
                                     -------------
Net realized and unrealized loss on
  investments                         (155,175,832)
                                     -------------
Net decrease in net assets
  resulting from operations          $(117,613,452)
                                     =============






22 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008             2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $  37,562,380   $   67,435,419
 Net realized loss on
  investments                   (30,852,567)     (14,042,289)
 Net change in unrealized
  depreciation on
  investments                  (124,323,265)      21,642,450
                              ------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (117,613,452)      31,750,680
                              ------------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (469,473)              --
    Class A                     (21,974,455)     (46,523,349)
    Class B                      (1,590,268)      (2,940,462)
    Class C                      (7,597,147)     (13,965,470)
    Class I                      (5,941,625)      (4,009,016)
                              ------------------------------
 Total dividends to
     shareholders               (37,572,968)     (67,438,297)
                              ------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        183,362,884      546,745,400
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      24,850,331       45,811,693
 Cost of shares redeemed
  (a)                          (537,580,309)    (619,945,936)
                              ------------------------------
    Decrease in net assets
     derived from capital
     share transactions        (329,367,094)     (27,388,843)
                              ------------------------------
    Net decrease in net
     assets                    (484,553,514)     (63,076,460)

NET ASSETS:
Beginning of year               973,013,259    1,036,089,719
                              ------------------------------
End of year                   $ 488,459,745   $  973,013,259
                              ==============================
Accumulated distributions in
 excess of net investment
 income at end of year        $    (401,324)  $     (380,749)
                              ==============================



(a) Cost of shares redeemed net of redemption fees of $134,564 and $190,141 for the years ended October 31, 2008 and October 31, 2007, respectively. (See
    Note 2(I)).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                            CLASS A
                            --------------  -----------------------------------------------------------
                             FEBRUARY 28,                                                      MAY 3,
                                2008**                                                         2004**
                                THROUGH                                                       THROUGH
                              OCTOBER 31,              YEAR ENDED OCTOBER 31,               OCTOBER 31,

                            ---------------------------------------------------------------------------
                                 2008         2008        2007        2006        2005          2004
Net asset value at
  beginning of period           $  8.94     $   9.65    $   9.93    $   9.99    $  10.03      $  10.00
                                -------     --------    --------    --------    --------      --------
Net investment income              0.28         0.46        0.62        0.59        0.40 (a)      0.14 (a)
Net realized and
  unrealized gain (loss)
  on investments                  (1.33)       (2.03)      (0.28)      (0.06)      (0.03)         0.04
                                -------     --------    --------    --------    --------      --------
Total from investment
  operations                      (1.05)       (1.57)       0.34        0.53        0.37          0.18
                                -------     --------    --------    --------    --------      --------
Less dividends:
  From net investment
     income                       (0.28)       (0.47)      (0.62)      (0.59)      (0.41)        (0.15)
                                -------     --------    --------    --------    --------      --------
Redemption fee                     0.00 ++      0.00 ++     0.00 ++     0.00 ++     0.00 ++       0.00 ++
                                -------     --------    --------    --------    --------      --------
Net asset value at end of
  period                        $  7.61     $   7.61    $   9.65    $   9.93    $   9.99      $  10.03
                                =======     ========    ========    ========    ========      ========
Total investment return
  (b)(d)                         (12.19%)(c)  (16.91%)      3.65%       5.34%       3.72%         1.79%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            4.43%++      5.36%       6.34%       5.95%       4.11%         2.83%++
  Net expenses                     1.05%++      1.00%       1.01%       1.00%       1.04%         1.07%++
Portfolio turnover rate              10%          10%         29%          8%         13%            3%
Net assets at end of
  period (in 000's)             $14,586     $245,193    $631,749    $692,411    $505,726      $254,969




                                                      CLASS C
                            -----------------------------------------------------------
                                                                               MAY 3,
                                                                               2004**
                                                                              THROUGH
                                       YEAR ENDED OCTOBER 31,               OCTOBER 31,

                            -----------------------------------------------------------
                              2008        2007        2006        2005          2004
Net asset value at
  beginning of period       $   9.65    $   9.93    $   9.99    $  10.03      $ 10.00
                            --------    --------    --------    --------      -------
Net investment income           0.39        0.55        0.51        0.33 (a)     0.10 (a)
Net realized and
  unrealized gain (loss)
  on investments               (2.03)      (0.28)      (0.06)      (0.04)        0.04
                            --------    --------    --------    --------      -------
Total from investment
  operations                   (1.64)       0.27        0.45        0.29         0.14
                            --------    --------    --------    --------      -------
Less dividends:
  From net investment
     income                    (0.40)      (0.55)      (0.51)      (0.33)       (0.11)
                            --------    --------    --------    --------      -------
Redemption fee                  0.00 ++     0.00 ++     0.00 ++     0.00 ++      0.00 ++
                            --------    --------    --------    --------      -------
Net asset value at end of
  period                    $   7.61    $   9.65    $   9.93    $   9.99      $ 10.03
                            ========    ========    ========    ========      =======
Total investment return
  (b)(d)                      (17.66%)      2.88%       4.66%       2.94%        1.41%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         4.52%       5.59%       5.20%       3.36%        2.08%++
  Net expenses                  1.79%       1.76%       1.75%       1.79%        1.82%++
Portfolio turnover rate           10%         29%          8%         13%           3%
Net assets at end of
  period (in 000's)         $104,048    $232,130    $242,469    $168,021      $85,807




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





24    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              CLASS B
      -------------------------------------------------------
                                                     MAY 3,
                                                     2004**
                                                    THROUGH
               YEAR ENDED OCTOBER 31,             OCTOBER 31,

      -------------------------------------------------------
        2008       2007       2006       2005         2004
      $  9.65    $  9.93    $  9.99    $ 10.03      $ 10.00
      -------    -------    -------    -------      -------
         0.39       0.55       0.51       0.33 (a)     0.10 (a)
        (2.03)     (0.28)     (0.06)     (0.04)        0.04
      -------    -------    -------    -------      -------
        (1.64)      0.27       0.45       0.29         0.14
      -------    -------    -------    -------      -------

        (0.40)     (0.55)     (0.51)     (0.33)       (0.11)
      -------    -------    -------    -------      -------
         0.00 ++    0.00 ++    0.00 ++    0.00 ++      0.00 ++
      -------    -------    -------    -------      -------
      $  7.61    $  9.65    $  9.93    $  9.99      $ 10.03
      =======    =======    =======    =======      =======
       (17.66%)     2.88%      4.66%      2.95%        1.41%(c)

         4.51%      5.59%      5.20%      3.36%        2.08%++
         1.79%      1.76%      1.75%      1.79%        1.82%++
           10%        29%         8%        13%           3%
      $20,703    $47,141    $53,466    $62,196      $38,233




                              CLASS I
      -------------------------------------------------------
                                                     MAY 3,
                                                     2004**
                                                    THROUGH
               YEAR ENDED OCTOBER 31,             OCTOBER 31,

      -------------------------------------------------------
        2008        2007       2006      2005         2004
      $   9.65    $  9.93    $  9.99    $10.03       $10.00
      --------    -------    -------    ------       ------
          0.50       0.66       0.61      0.43 (a)     0.15 (a)
         (2.04)     (0.28)     (0.06)    (0.04)        0.04
      --------    -------    -------    ------       ------
         (1.54)      0.38       0.55      0.39         0.19
      --------    -------    -------    ------       ------

         (0.50)     (0.66)     (0.61)    (0.43)       (0.16)
      --------    -------    -------    ------       ------
          0.00 ++    0.00 ++    0.00 ++   0.00 ++      0.00 ++
      --------    -------    -------    ------       ------
      $   7.61    $  9.65    $  9.93    $ 9.99       $10.03
      ========    =======    =======    ======       ======
        (16.67%)     3.89%      5.71%     3.98%        1.92%(c)

          5.33%      6.68%      6.20%     4.36%        3.08%++
          0.71%      0.67%      0.75%     0.79%        0.82%++
            10%        29%         8%       13%           3%
      $103,930    $61,992    $47,743    $9,284       $2,298




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Floating Rate Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on May 3, 2004. Investor Class shares commenced February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within four years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide high current income.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value could go down and you could lose money.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2008, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund held securities with a value of $3,270,617 that were valued in such a manner.



26    MainStay Floating Rate Fund

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and pays them monthly and declares and the Fund pays distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a

                                                   mainstayinvestments.com    27
base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)

(I) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(J) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $1 billion and 0.575% on assets in excess of $1 billion. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of 0.60% of the average daily net assets of the Fund.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.25%; Class A, 1.01%; Class B, 2.00%; Class C, 2.00%; and Class I, 0.90%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $4,413,235.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.15%; Class B, 1.90%; Class C, 1.90%; and Class I, 0.90%. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



28    MainStay Floating Rate Fund

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $2,400 and $33,510 respectively for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $29, $138,935, $77,771 and $61,721 respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $670,108.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $11,214,969    4.6%
---------------------------------------------------
Class C                                  915    0.0++
---------------------------------------------------
Class I                                  955    0.0++
---------------------------------------------------



++ Less than one-tenth of a percent.

(H) OTHER.   Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $44,846.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

              ACCUMULATED
              CAPITAL AND       OTHER         UNREALIZED          TOTAL
 ORDINARY        OTHER        TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME      GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
 $224,482    $(49,726,098)    $(625,806)     $(149,376,580)   $(199,504,002)
---------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to partnership basis adjustments.

The other temporary differences are primarily due to dividends payable and organizational expenses.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.



                                                   mainstayinvestments.com    29

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED     ADDITIONAL
NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
 INCOME (LOSS)      INVESTMENTS       CAPITAL
    $(9,987)          $9,987            $--
----------------------------------------------



The reclassifications for the Fund are primarily due to partnership basis adjustments.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $49,726,098 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2012          $   229
       2013            3,166
       2014            1,437
       2015           14,042
       2016           30,852
----------------------------

                     $49,726
----------------------------


The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                     2008          2007
Distributions paid from:
  Ordinary Income             $37,572,968   $67,438,297
-------------------------------------------------------



NOTE 5--COMMITMENTS AND CONTINGENCIES:

At October 31, 2008, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                             UNFUNDED     UNREALIZED
 BORROWER                  COMMITMENT   DEPRECIATION
Community Health Systems, Inc.
  Delayed Draw Term Loan     $300,913      $ (56,852)
  due 7/25/14
----------------------------------------------------
Bausch and Lomb, Inc.
  Delayed Draw Term Loan      400,000        (78,451)
  due 4/24/15
----------------------------------------------------
                             $700,913      $(135,303)
----------------------------------------------------



Each of these commitments is available until the maturity date of the security.

NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. The Fund borrowed $2 million during the year ended October 31, 2008. Total interest paid by the Fund as a result of this loan totaled $201.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $64,155 and $275,879, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended October 31, 2008 (a):
Shares sold                      371,653   $ 2,957,223
Shares issued to shareholders
  in reinvestment of
  dividends                       49,562       368,959
Shares redeemed                 (489,196)   (4,340,369)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                     (67,981)   (1,014,187)
Shares converted into
  Investor Class (See Note 1)  2,241,521    20,514,653
Shares converted from
  Investor Class (See Note 1)   (256,603)   (2,308,552)
                               -----------------------
Net increase                   1,916,937   $17,191,914
                               =======================




(a) Investor Class shares were first offered on February 28, 2008.




30    MainStay Floating Rate Fund

 CLASS A                          SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                    9,297,204    $  86,248,262
Shares issued to
  shareholders in
  reinvestment of dividends      566,206       13,388,662
Shares redeemed              (42,735,119)    (388,665,235)
                             ----------------------------
Net decrease in shares
  outstanding before
  conversion                 (32,871,709)    (289,028,311)
Shares converted into Class
  A (See Note 1)                 741,233        6,743,950
Shares converted from Class
  A (See Note 1)              (2,132,743)     (19,028,731)
                             ----------------------------
Net decrease                 (34,263,219)   $(301,313,092)
                             ============================
Year ended October 31,
  2007:
Shares sold                   40,059,311    $ 396,337,492
Shares issued to
  shareholders in
  reinvestment of dividends    3,137,374       30,830,049
Shares redeemed              (47,892,482)    (467,985,950)
                             ----------------------------
Net decrease in shares
  outstanding before
  conversion                  (4,695,797)     (40,818,409)
Shares converted from Class
  B (See Note 1)                 427,644        4,225,295
                             ----------------------------
Net decrease                  (4,268,153)  $  (36,593,114)
                             ============================




 CLASS B                            SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                        310,626    $  2,919,514
Shares issued to
  shareholders in
  reinvestment of dividends        139,728       1,197,107
Shares redeemed                 (1,968,111)    (17,756,643)
                             -----------------------------
Net decrease in shares
  outstanding before
  conversion                    (1,517,757)    (13,640,022)
Shares converted from Class
  B (See Note 1)                  (647,125)     (5,921,320)
                             -----------------------------
Net decrease                    (2,164,882)   $(19,561,342)
                             =============================
Year ended October 31,
  2007:
Shares sold                      1,404,279    $ 13,906,361
Shares issued to
  shareholders in
  reinvestment of dividends        241,555       2,375,874
Shares redeemed                 (1,717,004)    (16,821,140)
                             -----------------------------
Net decrease in shares
  outstanding before
  conversion                       (71,170)       (538,905)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                    (427,572)     (4,225,295)
                             -----------------------------
Net decrease                      (498,742)  $  (4,764,200)
                             =============================




 CLASS C                          SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                    1,771,527    $  16,655,564
Shares issued to
  shareholders in
  reinvestment of dividends      529,598        4,517,326
Shares redeemed              (12,686,879)    (114,776,211)
                             ----------------------------
Net decrease                 (10,385,754)   $ (93,603,321)
                             ============================
Year ended October 31,
  2007:
Shares sold                   10,314,277    $ 102,073,439
Shares issued to
  shareholders in
  reinvestment of dividends      886,957        8,715,406
Shares redeemed              (11,563,254)    (113,048,150)
                             ----------------------------
Net decrease                    (362,020)  $   (2,259,305)
                             ============================




 CLASS I                           SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                     7,924,775    $ 74,582,321
Shares issued to
  shareholders in
  reinvestment of dividends       654,944       5,378,277
Shares redeemed                (1,350,054)    (12,041,851)
                             ----------------------------
Net increase                    7,229,665    $ 67,918,747
                             ============================
Year ended October 31,
  2007:
Shares sold                     3,481,859    $ 34,428,108
Shares issued to
  shareholders in
  reinvestment of dividends       396,345       3,890,364
Shares redeemed                (2,261,438)    (22,090,696)
                             ----------------------------
Net increase                    1,616,766   $  16,227,776
                             ============================





                                                   mainstayinvestments.com    31

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.




32    MainStay Floating Rate Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Floating Rate Fund ("the Fund"), one of the funds constituting Eclipse Funds, Inc., as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Floating Rate Fund of Eclipse Funds, Inc. as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    33

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreement. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of the Floating Rate Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail


34    MainStay Floating Rate Fund
investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio manager, the number of accounts managed by the portfolio manager and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio manager and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In evaluating the investment performance of the Fund, the Board also took into consideration whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.


                                                   mainstayinvestments.com    35

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed NYLIM's willingness to subsidize the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.



36    MainStay Floating Rate Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 100.0% to arrive at the amount eligible for qualified interest income.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).


                                                   mainstayinvestments.com    37

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   COMPANY                                      COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 --------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Director        Managers and President and                   since September 2008 (3
9/24/60    since           Chief Executive Officer                      funds); Trustee, The
           September       (since April 2008) of New                    MainStay Funds since
           2008            York Life Investment                         September 2008, (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



38    MainStay Floating Rate Fund

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                     Trustee since 2000,
8/12/51    since 2005      (since 1990)                                Eclipse Funds (3 funds);
           and Director                                                Chairman and Trustee, The
           since                                                       MainStay Funds since 2007
                                                                       (21 funds);  Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Director and    Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Trustee, The MainStay
           Committee       LLP (1989 to 2002);                         Funds since 2006 (21
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2007            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Director        President and Chief                         since 2002 (3 funds);
12/5/41    since 2002      Executive Officer, Babson-                  Trustee, The MainStay
                           United, Inc. (financial                     Funds since 2007 (21
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H.         Director        Capital Management;                         since 2007 (3 funds);
NOLAN,     since 2007      President--Shields/Alli-                    Trustee, The MainStay
JR.                        ance, Alliance Capital                      Funds since 2007 (21
11/16/46                   Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Director        Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   since 2007      (1990 to 1999 and since                     Trustee, The MainStay
2/13/52                    2004), Somerset & Company                   Funds since 1994 (21
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director, Partner
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Director and    Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Trustee, The MainStay
           Committee       University of Chicago;                      Funds since 2007 (21
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman                         VP Series Fund, Inc.,
                           of the Board, Ygomi LLC                     since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Director        of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   since 2007      (1971 to 1995)                              Trustee, The MainStay
                                                                       Funds since 2007 (21
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, The MainStay Funds,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, The MainStay Funds, MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t--Adminis-     2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           The MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






40    MainStay Floating Rate Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, The MainStay Funds,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, The MainStay Funds and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, The MainStay Funds and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    41

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO14608         (RECYCLE LOGO)            MS308-08           MSFR11-12/08
                                                                          A4

(MAINSTAY INVESTMENT LOGO)


                 MAINSTAY

                 INDEXED BOND FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM
THE PRESIDENT

Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENT LOGO)


                 MAINSTAY

                 INDEXED BOND FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       28
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              34
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            40
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       41
---------------------------------------------

FEDERAL TAX INFORMATION                    44
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        44
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       44
---------------------------------------------

DIRECTORS AND OFFICERS                     45

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         (2.21%)   2.35%    3.97%
Excluding sales charges     0.81     2.98     4.29




(With sales charges)
 (PERFORMANCE GRAPH)

                                                CITIGROUP BROAD    BARCLAYS CAPITAL(R)
                           MAINSTAY INDEXED    INVESTMENT GRADE       AGGREGATE BOND
                               BOND FUND          BOND INDEX              INDEX
                           ----------------    ----------------    -------------------
10/31/98                          9700               10000                10000
                                  9608               10049                10053
                                 10281               10780                10787
                                 11634               12355                12358
                                 12293               13066                13085
                                 12750               13718                13727
                                 13365               14500                14486
                                 13417               14680                14651
                                 13992               15450                15411
                                 14644               16300                16240
10/31/08                         14763               16482                16290







CLASS A SHARES(3)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         (2.14%)   2.36%    3.98%
Excluding sales charges     0.88     2.99     4.30




(With sales charges)
(PERFORMANCE GRAPH)

                                   CITIGROUP BROAD    BARCLAYS CAPITAL(R)
              MAINSTAY INDEXED    INVESTMENT GRADE       AGGREGATE BOND
                  BOND FUND          BOND INDEX              INDEX
              ----------------    ----------------    -------------------
10/31/98            24250               25000                25000
                    24021               25122                25133
                    25703               26950                26968
                    29086               30888                30895
                    30732               32665                32713
                    31875               34294                34318
                    33412               36251                36216
                    33542               36701                36627
                    34980               38624                38527
                    36610               40750                40601
10/31/08            36933               41206                40725








CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL     ONE     FIVE     TEN
TOTAL RETURNS     YEAR    YEARS    YEARS
----------------------------------------
                  1.25%    3.33%    4.59%




(With sales charges)
(PERFORMANCE GRAPH)

                                   CITIGROUP BROAD    BARCLAYS CAPITAL(R)
              MAINSTAY INDEXED    INVESTMENT GRADE       AGGREGATE BOND
                  BOND FUND          BOND INDEX              INDEX
              ----------------    ----------------    -------------------
10/31/98            10000               10000                10000
10/31/99             9922               10049                10053
10/31/00            10643               10780                10787
10/31/01            12074               12355                12358
10/31/02            12789               13066                13085
10/31/03            13296               13718                13727
10/31/04            13963               14500                14486
10/31/05            14077               14680                14651
10/31/06            14724               15450                15411
10/31/07            15471               16300                16240
10/31/08            15665               16482                16290




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Performance data for the classes varies based on differences in their fee and expense structures.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                             ONE     FIVE     TEN
                                                  YEAR    YEARS    YEARS
------------------------------------------------------------------------------

Barclays Capital Aggregate Bond Index(4)          0.30%    3.48%    5.00%
Citigroup Broad Investment Grade Bond Index(5)    1.12     3.74     5.12
Average Lipper general U.S. government fund(6)    1.55     2.85     4.01




2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.
4. Barclays Capital has recently completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Citigroup Broad Investment Grade Bond Index (BIG Index) is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. The BIG Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an Index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Indexed Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INDEXED BOND FUND
--------------------------------------------------------------------------------
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $967.40         $4.55          $1,020.50         $ 4.67
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $967.80         $4.06          $1,021.00         $ 4.17
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $969.60         $2.13          $1,023.00         $2.19
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.92% for Investor Class, 0.82% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take in to account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              75.1
Corporate Bonds                                 17.5
Yankee Bonds                                     3.7
Foreign Government Bonds                         1.8
Short-Term Investment                            0.8
Asset-Backed Securities                          0.6
Mortgage-Backed Securities                       0.2
Cash and Other Assets, Less Liabilities          0.3





See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        4.00%-8.00%,
        due 4/1/11-9/1/38
    2.  United States Treasury Notes,
        2.00%-5.125%,
        due 9/30/09-8/15/18
    3.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-8.00%, due 2/1/09-6/1/38
    4.  United States Treasury Bonds,
        4.375%-9.875%,
        due 11/15/15-2/15/38
    5.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.00%-8.50%,
        due 1/15/09-11/1/38
    6.  Federal National Mortgage Association,
        2.875%-6.21%, due 10/12/10-8/6/38
    7.  Federal Home Loan Mortgage Corporation,
        4.00%-5.125%, due 12/15/09-10/18/16
    8.  Federal Home Loan Bank, 4.875%, due
        5/14/10
    9.  General Electric Capital Corp.,
        5.00%-6.75%,
        due 6/15/12-1/14/38
   10.  Goldman Sachs Group, Inc. (The),
        4.75%-6.45%,
        due 9/1/12-5/1/36








8    MainStay Indexed Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS THOMAS GIRARD AND DONALD F. SEREK OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY INDEXED BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Indexed Bond Fund returned 0.81% for Investor Class shares(1) and 0.88% for Class A shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned 1.25%. All share classes underperformed the 1.55% return of the average Lipper(2) general U.S. government fund for the 12-month reporting period. Class I shares outperformed--and Investor Class and Class A shares underperformed--the 1.12% return of the Citigroup Broad Investment Grade Bond Index (BIG Index)(3) for the 12 months ended October 31, 2008. The Citigroup Broad Investment Grade Bond Index(4) is the Fund's broad-based securities-market index. Since the Fund incurs expenses that an unmanaged index does not, there will be times when the Fund underperforms the BIG Index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the 12 months ended October 31, 2008, the financial markets were extremely volatile. This was triggered by further weakness in home prices, a deteriorating economy and a credit crunch, or deleveraging process, that caused financial institutions to take significant write-downs. As a result, monetary policy makers had to respond very aggressively to cushion the blow and prevent widespread financial panic.

Over the 12-month reporting period, the Federal Open Market Committee (FOMC) lowered the federal funds target rate seven times. As of November 1, 2007, the target for the federal funds rate was 4.50% and by October 31, 2008, it stood at 1.00%. The government provided capital to the banking system and the capital markets on an unprecedented scale, all in an effort to offset the rapid reduction in credit availability.

During the reporting period, the era of large independent Wall Street investment banks came to an abrupt close. Failures, mergers and conversions to bank holding companies permanently changed the landscape of Wall Street. To avoid bankruptcy, the world's largest insurance company needed to rely on capital infusions by the government, and Fannie Mae and Freddie Mac were placed into conservatorship.

Investors in the U.S. investment-grade fixed-income markets were faced with declining Treasury yields and widening spreads(5) on most all non-Treasury debt. Broadly speaking, the worst performers were asset-backed securities (particularly home equity-backed securities), commercial mortgage-backed securities and investment-grade corporate bonds. Within the corporate bond market, financial institutions were generally among the worst performers. The best-performing sector during the reporting period was U.S. Treasury securities. U.S. Treasurys benefited from investor risk aversion, which prompted a strong flight to quality, or a move toward lower-risk investments.

HOW DID YOU POSITION THE FUND DURING THE REPORTING PERIOD?

The Fund sought to track the total-return performance of the BIG Index. Since the Fund typically does not hold every security in the Index, however, its performance may differ from that of the Index.


Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Citigroup Broad Investment Grade Bond Index.
4. Subsequent to the reporting period, the Fund changed its primary benchmark to the Barclays Capital Aggregate Bond Index. Please see Note 10 for a discussion of this and other related changes.
5. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9

HOW DID SECURITIES IN DIFFERENT RATING CATEGORIES PERFORM DURING THE REPORTING PERIOD?

During the 12 months ended October 31, 2008, the best-performing sector by rating category was debt rated AAA.(5) The worst-performing sectors by rating category were securities rated A and BBB.

WHICH SECTORS OF THE BIG INDEX WERE STRONG PERFORMERS DURING THE REPORTING PERIOD AND WHICH SECTORS WERE WEAK?

The best-performing sector in the BIG Index was U.S. Treasury securities, followed by U.S. government agencies and agency-backed mortgage securities. Treasury securities benefited from the flight to quality, from aggressive lowering of the targeted federal funds rate by the Federal Open Market Committee and from other Federal Reserve actions to preserve market liquidity. U.S. government agency securities and agency-backed mortgages also benefited from the FOMC's easing campaign and any real or perceived ties to the federal government.

The Fund's worst-performing sector was commercial mortgage-backed securities, followed by investment-grade corporate bonds and asset-backed securities. Each of these sectors felt the effects of default, leverage and real estate concerns that grew stronger as the deleveraging process continued and the economy weakened.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Purchases were made throughout the reporting period to rebalance the Fund's exposure to various sectors and to maintain appropriate weightings and duration relative to the BIG Index. Most purchases consisted of U.S. Treasury and agency securities, as well as investment-grade corporate debt. In addition, purchases were made in the mortgage-backed sector to redistribute the weightings relative to the BIG Index.

Sales during the 12-month reporting period were primarily the result of a change in credit opinion or an adjustment of weights within a sector. Notable sales included select bank and brokerage securities, as well as mortgage-backed securities.



5. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Indexed Bond Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008



                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM BONDS 98.9%+
ASSET-BACKED SECURITIES 0.6%
---------------------------------------------------------------

CREDIT CARDS 0.1%
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12               $   500,000   $     470,537
                                                  -------------

FINANCE--OTHER 0.2%
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/15/13 (a)                250,000         241,829
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 11/25/33 (b)              250,000         223,865
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)                219,648         200,667
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class 1A3
  6.03%, due 5/25/37 (b)                500,000         363,749
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33 (b)                96,707          82,432
                                                  -------------
                                                      1,112,542
                                                  -------------

HOME EQUITY 0.3%
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)             1,000,000         970,486
JP Morgan Mortgage
  Acquisition Corp.
  Series 2007-HE1, Class AF3
  6.174%, due 5/25/35 (b)               500,000         321,956
                                                  -------------
                                                      1,292,442
                                                  -------------

TRANSPORTATION 0.0%++
Continental Airlines, Inc.
  Series 1992-2, Class A1
  7.256%, due 3/15/20                    56,192          43,268
                                                  -------------
Total Asset-Backed Securities
  (Cost $3,348,677)                                   2,918,789
                                                  -------------


CORPORATE BONDS 17.5%
---------------------------------------------------------------

BANKS 1.9%
BAC Capital TRUST VI
  5.625%, due 3/8/35                    125,000          80,780
Bank of America Corp.
  4.75%, due 8/1/15                     250,000         213,298
  5.25%, due 12/1/15                    200,000         159,646
  5.375%, due 6/15/14                   300,000         270,470
  5.42%, due 3/15/17                  1,100,000         836,069
  5.625%, due 10/14/16                  100,000          85,819
Bank One Corp.
  5.90%, due 11/15/11                   250,000         244,951
BB&T Corp.
  6.50%, due 8/1/11                     100,000          99,780
Branch Banking & Trust Co.
  4.875%, due 1/15/13                   100,000          92,125
Capital One Financial Corp.
  5.25%, due 2/21/17                    100,000          78,287
  6.15%, due 9/1/16                      75,000          45,492
Deutsche Bank Financial, Inc.
  7.50%, due 4/25/09                    125,000         124,603
Fifth Third Bank
  4.75%, due 2/1/15                     250,000         178,163
HSBC Bank USA N.A.
  3.875%, due 9/15/09                   100,000          97,927
JPMorgan Chase Bank N.A.
  5.875%, due 6/13/16                   150,000         135,669
  6.00%, due 10/1/17                    785,000         687,183
KeyBank N.A.
  5.80%, due 7/1/14                     375,000         302,336
Marshall & Ilsley Bank
  5.00%, due 1/17/17                    150,000          83,264
Mellon Funding Corp.
  5.00%, due 12/1/14                    250,000         212,934
Mercantile Bankshares Corp.
  Series B
  4.625%, due 4/15/13                   100,000          96,901
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                    50,000          51,333
National City Bank of
  Pennsylvania
  6.25%, due 3/15/11                    250,000         217,645
PNC Bank N.A.
  5.25%, due 1/15/17                    175,000         145,435
PNC Funding Corp.
  7.50%, due 11/1/09                    100,000          98,708
Popular North America, Inc.
  4.70%, due 6/30/09                    100,000          96,086
Sanwa Bank, Ltd.
  7.40%, due 6/15/11                    100,000          94,788
State Street Bank & Trust Co.
  5.25%, due 10/15/18                   100,000          81,615


+ Percentages indicated are based on Fund net assets.
v Among the Fund's 10 largest issuers, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
SunTrust Banks, Inc.
  5.40%, due 4/1/20                 $   100,000   $      72,965
  5.45%, due 12/1/17                    100,000          81,011
Swiss Bank Corp.
  7.75%, due 9/1/26                     100,000          86,084
Synovus Financial Corp.
  4.875%, due 2/15/13                    50,000          40,425
U.S. Bank N.A.
  4.80%, due 4/15/15                    100,000          93,662
  6.375%, due 8/1/11                    250,000         247,480
Wachovia Bank N.A.
  4.875%, due 2/1/15                    575,000         491,684
  5.00%, due 8/15/15                     50,000          39,780
  5.60%, due 3/15/16                    200,000         160,922
  6.60%, due 1/15/38                    300,000         237,204
Wachovia Corp.
  5.25%, due 8/1/14                     100,000          83,351
  5.50%, due 8/1/35                     125,000          90,292
Wells Fargo & Co.
  4.375%, due 1/31/13                   250,000         230,814
  5.625%, due 12/11/17                  200,000         176,438
Wells Fargo Bank N.A.
  5.75%, due 5/16/16                    350,000         313,597
  5.95%, due 8/26/36                    150,000         122,589
  6.45%, due 2/1/11                     550,000         549,363
Westdeutsche Landesbank/New
  York
  6.05%, due 1/15/09                    600,000         602,797
Zions Bancorp.
  5.50%, due 11/16/15                    75,000          50,147
                                                  -------------
                                                      8,681,912
                                                  -------------

CONSUMER 1.9%
Anheuser-Busch Cos., Inc.
  6.45%, due 9/1/37                     250,000         174,140
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18                    100,000          84,996
  6.45%, due 1/15/38                    200,000         159,904
Avon Products, Inc.
  5.125%, due 1/15/11                    50,000          48,540
Bottling Group LLC
  5.50%, due 4/1/16                     100,000          92,325
Bunge Limited Finance Corp.
  5.35%, due 4/15/14                    100,000          71,870
Campbell Soup Co.
  4.875%, due 10/1/13                   100,000          96,424
Coca-Cola Enterprises, Inc.
  7.00%, due 10/1/26                    100,000          88,570
  8.50%, due 2/1/22                     252,000         265,712
ConAgra Foods, Inc.
  7.00%, due 10/1/28                    100,000          78,261
  7.875%, due 9/15/10                    67,000          66,674
Costco Wholesale Corp.
  5.50%, due 3/15/17                    100,000          91,923
CVS Caremark Corp.
  4.875%, due 9/15/14                    50,000          41,176
  6.25%, due 6/1/27                     175,000         126,870
Dell, Inc.
  4.70%, due 4/15/13 (a)                175,000         157,554
General Mills, Inc.
  5.65%, due 9/10/12                     65,000          60,017
  5.70%, due 2/15/17                    100,000          85,174
H.J. Heinz Finance Co.
  6.625%, due 7/15/11                   300,000         295,404
Hershey Co. (The)
  5.45%, due 9/1/16                     100,000          91,256
Home Depot, Inc.
  5.40%, due 3/1/16                     200,000         153,320
  5.875%, due 12/16/36                  250,000         149,534
J.C. Penney Co., Inc.
  6.875%, due 10/15/15                  150,000         122,706
Kellogg Co.
  Series B
  6.60%, due 4/1/11                     250,000         251,952
  Series B
  7.45%, due 4/1/31                     150,000         149,822
Kohl's Corp.
  6.30%, due 3/1/11                     200,000         191,258
Kraft Foods, Inc.
  5.25%, due 10/1/13                    100,000          89,648
  6.25%, due 6/1/12                     875,000         837,380
  6.50%, due 8/11/17                    225,000         197,793
Kroger Co. (The)
  5.50%, due 2/1/13                     250,000         230,393
  6.40%, due 8/15/17                    175,000         152,264
Limited Brands, Inc.
  6.125%, due 12/1/12                    75,000          69,527
Lowe's Cos., Inc.
  6.65%, due 9/15/37                    100,000          73,481
  6.875%, due 2/15/28                   100,000          83,449
Macy's Retail Holdings, Inc.
  5.35%, due 3/15/12                    125,000          94,156
  5.95%, due 11/1/08                     50,000          50,000
  6.30%, due 4/1/09                     100,000          97,216
  6.65%, due 7/15/24                     50,000          25,539
  6.70%, due 9/15/28                    100,000          50,399
McDonalds Corp.
  5.80%, due 10/15/17                   310,000         283,635



12    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER (CONTINUED)
Mohawk Industries, Inc.
  6.125%, due 1/15/16               $   100,000   $      87,726
Newell Rubbermaid, Inc.
  6.75%, due 3/15/12                     50,000          49,988
Pepsi Bottling Group, Inc.
  7.00%, due 3/1/29                      60,000          56,236
PepsiCo., Inc.
  5.15%, due 5/15/12                    250,000         245,306
Philip Morris International,
  Inc.
  5.65%, due 5/16/18                    325,000         278,023
Procter & Gamble Co. (The)
  4.85%, due 12/15/15                    75,000          71,912
  5.55%, due 3/5/37                     100,000          86,494
  5.80%, due 8/15/34                     75,000          64,634
Safeway, Inc.
  5.80%, due 8/15/12                    200,000         187,079
  6.35%, due 8/15/17                    100,000          86,449
Sara Lee Corp.
  6.25%, due 9/15/11                    150,000         144,085
Sysco Corp.
  5.375%, due 9/21/35                   100,000          71,840
Target Corp.
  5.875%, due 3/1/12                    250,000         247,525
  6.00%, due 1/15/18                    350,000         289,418
  6.50%, due 10/15/37                   150,000         107,966
Wal-Mart Stores, Inc.
  5.375%, due 4/5/17                    350,000         331,926
  6.50%, due 8/15/37                    350,000         314,162
Wm. Wrigley Jr. Co.
  4.65%, due 7/15/15                     50,000          31,958
Yum! Brands, Inc.
  6.25%, due 3/15/18                    130,000          98,313
                                                  -------------
                                                      8,381,302
                                                  -------------

ELECTRIC 1.7%
Alabama Power Co.
  5.55%, due 2/1/17                      50,000          44,553
American Electric Power Co.,
  Inc.
  Series C
  5.375%, due 3/15/10                   200,000         194,569
Appalachian Power Co.
  Series H
  5.95%, due 5/15/33                    100,000          69,598
Arizona Public Service Co.
  6.375%, due 10/15/11                  100,000          92,926
Baltimore Gas & Electric Co.
  6.125%, due 7/1/13                    100,000          90,945
CenterPoint Energy Houston
  Electric LLC
  Series K2
  6.95%, due 3/15/33                    100,000          68,285
Consolidated Edison Co. of
  New York, Inc.
  6.20%, due 6/15/36                    100,000          75,169
  6.30%, due 8/15/37                    225,000         170,941
Constellation Energy Group,
  Inc.
  7.60%, due 4/1/32                     100,000          78,749
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10                    250,000         238,432
  Series B
  5.375%, due 4/15/13                   100,000          91,495
Dominion Resources, Inc.
  5.15%, due 7/15/15                    100,000          82,331
DTE Energy Co.
  7.05%, due 6/1/11                     250,000         245,866
Duke Energy Carolinas LLC
  6.00%, due 1/15/38                    200,000         167,560
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                      75,000          68,646
Exelon Corp.
  6.75%, due 5/1/11                     520,000         495,869
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                   250,000         235,497
  Series C
  7.375%, due 11/15/31                  200,000         155,124
Florida Power & Light
  5.55%, due 11/1/17                    100,000          92,435
  5.95%, due 10/1/33                    100,000          86,572
Florida Power Corp.
  6.35%, due 9/15/37                    150,000         131,200
FPL Group Capital, Inc.
  7.375%, due 6/1/09                    250,000         251,048
Georgia Power Co.
  5.65%, due 3/1/37                     100,000          76,897
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                    100,000          99,308
Kansas City Power & Light Co.
  6.50%, due 11/15/11                    50,000          48,905
MidAmerican Energy Holdings
  Co.
  4.65%, due 10/1/14                    250,000         215,056
  5.875%, due 10/1/12                   100,000          94,680
  6.125%, due 4/1/36                    250,000         184,022
MidAmerican Funding LLC
  6.75%, due 3/1/11                     100,000         107,521


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
Nevada Power Co.
  6.50%, due 4/15/12                $    50,000   $      49,217
  6.50%, due 8/1/18                     150,000         126,131
NiSource Finance Corp.
  6.15%, due 3/1/13                     175,000         143,162
Northern States Power Co.
  6.875%, due 8/1/09                    100,000         100,465
Ohio Power Co.
  Series K
  6.00%, due 6/1/16                      50,000          42,540
  Series G
  6.60%, due 2/15/33                    150,000         114,609
Oncor Electric Delivery Co.
  6.375%, due 5/1/12                    100,000          95,083
  7.00%, due 9/1/22                     100,000          79,939
Pacific Gas & Electric Co.
  5.625%, due 11/30/17                  500,000         430,696
Pacificorp
  6.25%, due 10/15/37                   150,000         122,175
Peco Energy Co.
  5.95%, due 10/1/36                    100,000          76,281
Pepco Holdings, Inc.
  6.45%, due 8/15/12                    100,000          94,959
  7.45%, due 8/15/32                    100,000          76,210
PPL Energy Supply LLC
  5.40%, due 8/15/14                    100,000          82,918
Progress Energy, Inc.
  5.625%, due 1/15/16                   250,000         206,173
PSE&G Power LLC
  7.75%, due 4/15/11                    100,000          98,651
  8.625%, due 4/15/31                    50,000          42,500
PSI Energy, Inc.
  5.00%, due 9/15/13                    100,000          85,864
Public Service Electric & Gas
  Co.
  Series D
  5.25%, due 7/1/35                      50,000          34,091
Puget Sound Energy, Inc.
  6.274%, due 3/15/37                   100,000          72,528
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                     25,000          18,651
SCANA Corp.
  6.25%, due 2/1/12                     100,000          98,219
South Carolina Electric & Gas
  Co.
  6.05%, due 1/15/38                    100,000          85,431
  6.50%, due 11/1/18                     90,000          87,854
Southern California Edison
  Co.
  5.00%, due 1/15/14                    225,000         214,891
  6.00%, due 1/15/34                    100,000          84,031
Southern Power Co.
  4.875%, due 7/15/15                   100,000          82,516
  Series B
  6.25%, due 7/15/12                    150,000         148,440
Union Electric Co.
  4.65%, due 10/1/13                    100,000          87,473
  5.40%, due 2/1/16                     100,000          80,753
Virginia Electric and Power
  Co.
  6.00%, due 1/15/36                    200,000         151,358
  6.00%, due 5/15/37                    125,000          91,065
Wisconsin Energy Corp.
  6.50%, due 4/1/11                     175,000         176,656
Xcel Energy, Inc.
  6.50%, due 7/1/36                     200,000         155,772
                                                  -------------
                                                      7,791,501
                                                  -------------

ENERGY 0.9%
Amerada Hess Corp.
  7.30%, due 8/15/31                    100,000          79,927
Anadarko Petroleum Corp.
  5.95%, due 9/15/16                    325,000         271,083
  6.45%, due 9/15/36                    150,000         106,990
Apache Corp.
  6.00%, due 1/15/37                    150,000         114,437
Burlington Resources, Inc.
  7.375%, due 3/1/29                    104,000          94,048
ConocoPhillips
  5.90%, due 10/15/32                   250,000         193,956
Devon Energy Corp.
  7.95%, due 4/15/32                     50,000          45,307
Devon Financing Corp. LLC
  6.875%, due 9/30/11                   400,000         397,267
Duke Capital LLC
  6.75%, due 2/15/32                    125,000          91,933
Energy Transfer Partners,
  L.P.
  5.95%, due 2/1/15                     130,000         108,436
  6.70%, due 7/1/18                     100,000          81,447
Enterprise Products
  Operating, L.P.
  Series B
  6.875%, due 3/1/33                    200,000         143,285
Halliburton Co.
  5.50%, due 10/15/10                   100,000         100,451
Hess Corp.
  6.65%, due 8/15/11                     50,000          46,918
Kinder Morgan Energy
  Partners, L.P.
  5.00%, due 12/15/13                   150,000         127,033
  5.80%, due 3/15/35                    250,000         158,378
  6.75%, due 3/15/11                    200,000         192,836
Marathon Oil Corp.
  6.00%, due 10/1/17                    100,000          79,656
  6.80%, due 3/15/32                    100,000          74,740



14    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ENERGY (CONTINUED)
ONEOK Partners, L.P.
  6.15%, due 10/1/16                $   200,000   $     161,560
ONEOK, Inc.
  7.125%, due 4/15/11                   100,000          97,402
Pemex Project Funding Master
  Trust
  6.625%, due 6/15/35                   250,000         186,248
Plains All American Pipeline,
  L.P./PAA Finance Corp.
  6.65%, due 1/15/37                     65,000          39,232
Spectra Energy Capital LLC
  6.20%, due 4/15/18                     50,000          40,212
Tennessee Gas Pipeline Co.
  7.50%, due 4/1/17                     300,000         237,285
Valero Energy Corp.
  6.625%, due 6/15/37                   100,000          71,043
  7.50%, due 4/15/32                    100,000          76,374
Williams Cos., Inc.
  8.75%, due 3/15/32                    250,000         203,750
XTO Energy, Inc.
  4.90%, due 2/1/14                      75,000          61,328
  6.10%, due 4/1/36                      60,000          41,319
  6.75%, due 8/1/37                     100,000          74,108
                                                  -------------
                                                      3,797,989
                                                  -------------

FINANCE--OTHER 3.5%
AIG SunAmerica Global
  Financing VI
  6.30%, due 5/10/11 (a)                250,000         196,792
AMB Property, L.P.
  6.30%, due 6/1/13                      50,000          48,542
American Express Co.
  5.50%, due 9/12/16                     75,000          59,555
  6.15%, due 8/28/17                    525,000         375,674
American Express Credit Corp.
  7.30%, due 8/20/13                    100,000          88,266
American Express Travel
  Related Services Co., Inc.
  3.625%, due 2/20/09                   250,000         242,480
American General Finance
  Corp.
  Series I
  5.40%, due 12/1/15                    350,000         125,828
AvalonBay Communities, Inc.
  4.95%, due 3/15/13                    100,000          80,227
Bear Stearns Cos., Inc. (The)
  5.30%, due 10/30/15                   100,000          85,157
  5.50%, due 8/15/11                    100,000          96,689
  5.70%, due 11/15/14                   250,000         220,805
  7.25%, due 2/1/18                     400,000         376,563
Boston Properties, Inc.
  6.25%, due 1/15/13                    100,000          87,786
Brandywine Operating
  Partnership, L.P.
  4.50%, due 11/1/09                    125,000         114,643
BRE Properties, Inc.
  5.75%, due 9/1/09                     100,000          97,623
Camden Property Trust
  4.375%, due 1/15/10                   100,000          92,579
  5.00%, due 6/15/15                    100,000          70,390
Capital One Bank
  4.25%, due 12/1/08                    100,000          99,273
  5.125%, due 2/15/14                   100,000          84,968
CarrAmerica Realty Corp.
  3.625%, due 4/1/09                     50,000          49,324
Caterpillar Financial
  Services Corp.
  6.20%, due 9/30/13                    250,000         241,102
Chelsea Property Group, Inc.
  6.00%, due 1/15/13                    100,000          94,730
Citigroup, Inc.
  4.70%, due 5/29/15                    300,000         239,368
  4.875%, due 5/7/15                    350,000         260,601
  5.875%, due 2/22/33                   600,000         400,705
  6.125%, due 11/21/17                1,000,000         859,741
Colonial Realty, L.P.
  4.80%, due 4/1/11                      50,000          46,051
Countrywide Financial Corp.
  6.25%, due 5/15/16                    200,000         176,764
Credit Suisse First Boston
  USA, Inc.
  3.875%, due 1/15/09                   125,000         123,846
  4.875%, due 1/15/15                   575,000         461,781
  5.125%, due 1/15/14                   100,000          86,735
  5.25%, due 3/2/11                     100,000          95,296
  6.125%, due 11/15/11                  250,000         239,017
  6.50%, due 1/15/12                    250,000         243,548
Developers Diversified Realty
  Corp.
  3.875%, due 1/30/09                   100,000          98,511
  5.00%, due 5/3/10                      50,000          45,619
ERP Operating, L.P.
  5.125%, due 3/15/16                    50,000          34,047
  5.375%, due 8/1/16                     50,000          34,217
  6.95%, due 3/2/11                     100,000          94,057
V  Goldman Sachs Group, Inc.
  (The)
  4.75%, due 7/15/13                    250,000         211,287
  5.15%, due 1/15/14                    625,000         525,096
  5.35%, due 1/15/16                    350,000         287,756
  5.625%, due 1/15/17                   245,000         179,531
  5.70%, due 9/1/12                     225,000         202,041
  5.75%, due 10/1/16                    150,000         123,546
  5.95%, due 1/18/18                    500,000         407,758
  6.25%, due 9/1/17                     350,000         292,500
  6.45%, due 5/1/36                     100,000          64,295


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
FINANCE--OTHER (CONTINUED)
Goldman Sachs Group, L.P.
  5.00%, due 10/1/14                $   100,000   $      83,557
Hospitality Properties Trust
  5.125%, due 2/15/15                    50,000          36,553
iStar Financial, Inc.
  5.65%, due 9/15/11                    150,000          60,000
John Deere Capital Corp.
  7.00%, due 3/15/12                    250,000         248,530
JPMorgan Chase & Co.
  4.875%, due 3/15/14                   250,000         230,045
  5.15%, due 10/1/15                    500,000         435,318
  5.75%, due 1/2/13                     200,000         190,321
Kimco Realty Corp.
  5.783%, due 3/15/16                    50,000          35,694
Liberty Property, L.P.
  5.125%, due 3/2/15                    100,000          75,164
  8.50%, due 8/1/10                     100,000         100,993
Mack-Cali Realty, L.P.
  5.05%, due 4/15/10                    201,000         201,428
Merrill Lynch & Co., Inc.
  Series C
  5.00%, due 1/15/15                    150,000         124,170
  Series B
  5.30%, due 9/30/15                    250,000         208,361
  5.70%, due 5/2/17                     100,000          78,433
  5.77%, due 7/25/11                    200,000         188,818
  6.00%, due 2/17/09                    250,000         248,308
  6.05%, due 5/16/16                    175,000         141,628
  6.40%, due 8/28/17                    400,000         337,982
  6.875%, due 4/25/18                   325,000         288,661
Morgan Stanley
  4.75%, due 4/1/14                     100,000          71,124
  Series E
  5.45%, due 1/9/17                     425,000         339,639
  5.625%, due 1/9/12                    350,000         304,601
  6.00%, due 4/28/15                    275,000         223,451
  6.25%, due 8/28/17                    400,000         326,232
  6.25%, due 8/9/26                     100,000          71,680
  6.60%, due 4/1/12                     175,000         156,736
  6.75%, due 4/15/11                    100,000          93,312
  6.75%, due 10/15/13                   175,000         137,469
National Rural Utilities
  Cooperative
  Finance Corp.
  5.45%, due 2/1/18                     150,000         115,212
  5.75%, due 8/28/09                    250,000         245,595
  8.00%, due 3/1/32                      75,000          59,806
Pricoa Global Funding I
  4.20%, due 1/15/10 (a)                100,000          98,497
  4.625%, due 6/25/12 (a)               100,000          93,694
ProLogis
  5.625%, due 11/15/15                  100,000          53,348
  5.625%, due 11/15/16                  100,000          54,609
  6.625%, due 5/15/18                    50,000          28,780
Regency Centers, L.P.
  5.25%, due 8/1/15                     100,000          79,581
Simon Property Group, L.P.
  3.75%, due 1/30/09                     50,000          49,389
  5.25%, due 12/1/16                    200,000         135,931
  5.45%, due 3/15/13                    100,000          83,687
SLM Corp.
  5.625%, due 8/1/33                    250,000         124,383
Toyota Motor Credit Corp.
  4.25%, due 3/15/10                    100,000          99,356
  5.45%, due 5/18/11                    150,000         144,975
Unilever Capital Corp.
  5.90%, due 11/15/32                   100,000          81,196
Washington Mutual Bank
  5.95%, due 5/20/13 (f)                375,000           1,875
World Savings Bank FSB
  4.125%, due 12/15/09                  100,000          96,455
                                                  -------------
                                                     15,547,287
                                                  -------------

GAS 0.1%
AGL Capital Corp.
  4.45%, due 4/15/13                    100,000          87,509
Atmos Energy Corp.
  4.00%, due 10/15/09                   100,000          94,289
Sempra Energy
  6.00%, due 2/1/13                     100,000          94,217
                                                  -------------
                                                        276,015
                                                  -------------

INDEPENDENT 1.1%
American General Finance
  Corp.
  Series H
  4.00%, due 3/15/11                    250,000          96,703
Ameriprise Financial, Inc.
  5.35%, due 11/15/10                   100,000          92,009
CIT Group, Inc.
  5.00%, due 2/13/14                    100,000          52,046
  5.40%, due 1/30/16                    150,000          74,023
  5.65%, due 2/13/17                    100,000          47,777
CitiFinancial Credit Co.
  8.70%, due 6/15/10                    227,000         224,295
V  General Electric Capital
  Corp.
  5.00%, due 1/8/16                     375,000         301,007
  5.40%, due 2/15/17                    200,000         166,547
  5.875%, due 1/14/38                   525,000         374,503
  6.00%, due 6/15/12                  1,125,000       1,075,554
  Series A
  6.75%, due 3/15/32                    650,000         527,429



16    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
INDEPENDENT (CONTINUED)
HSBC Finance Corp.
  5.00%, due 6/30/15                $   250,000   $     206,800
  5.50%, due 1/19/16                    850,000         701,042
  6.375%, due 10/15/11                  550,000         507,196
International Lease Finance
  Corp.
  Series O
  4.375%, due 11/1/09                   250,000         210,236
Toll Brothers Finance Corp.
  5.15%, due 5/15/15                     50,000          35,168
                                                  -------------
                                                      4,692,335
                                                  -------------

INSURANCE 0.8%
Ace INA Holdings, Inc.
  5.70%, due 2/15/17                     60,000          48,644
  5.875%, due 6/15/14                   105,000          96,315
Aegon Funding Corp.
  5.75%, due 12/15/20                   100,000          74,291
Allstate Corp. (The)
  5.00%, due 8/15/14                    425,000         377,046
  7.20%, due 12/1/09                    100,000          99,772
American International Group,
  Inc.
  4.70%, due 10/1/10                    100,000          65,255
  5.85%, due 1/16/18                    300,000         108,861
  6.25%, due 5/1/36                     200,000          68,102
Aon Corp.
  7.375%, due 12/14/12                  100,000          97,307
Assurant, Inc.
  5.625%, due 2/15/14                   100,000          91,128
Berkshire Hathaway Finance
  Corp.
  4.85%, due 1/15/15                    400,000         377,386
Chubb Corp.
  5.20%, due 4/1/13                     100,000          92,470
  5.75%, due 5/15/18                    100,000          82,993
CIGNA Corp.
  7.00%, due 1/15/11                    125,000         122,345
Everest Reinsurance Holdings,
  Inc.
  8.75%, due 3/15/10                    100,000         100,339
Genworth Financial, Inc.
  Class A
  4.95%, due 10/1/15                     75,000          37,831
  5.75%, due 6/15/14                     50,000          24,952
Hartford Financial Services
  Group, Inc. (The)
  7.90%, due 6/15/10                    100,000          97,627
Hartford Life Global Funding
  Trusts
  5.20%, due 2/15/11                    155,000         141,190
Lincoln National Corp.
  4.75%, due 2/15/14                    150,000         133,526
Marsh & McLennan Cos., Inc.
  5.375%, due 7/15/14                   100,000          93,147
MetLife, Inc.
  5.00%, due 11/24/13                    50,000          43,725
  5.00%, due 6/15/15                    225,000         187,400
  5.70%, due 6/15/35                    100,000          67,588
  6.125%, due 12/1/11                   100,000          96,857
Nationwide Financial
  Services, Inc.
  5.10%, due 10/1/15                     25,000          24,305
Principal Financial Group,
  Inc.
  6.05%, due 10/15/36                   100,000          59,692
Principal Life Income Funding
  Trust
  5.20%, due 11/15/10                    50,000          50,166
Progressive Corp. (The)
  6.25%, due 12/1/32                     50,000          35,947
Protective Life Corp.
  4.875%, due 11/1/14                   100,000          83,458
Prudential Financial, Inc.
  Series B
  5.10%, due 9/20/14                    250,000         189,131
  5.70%, due 12/14/36                   100,000          61,693
St. Paul Travelers Cos., Inc.
  (The)
  5.50%, due 12/1/15                    100,000          88,468
  6.75%, due 6/20/36                     75,000          60,151
Travelers Property Casualty
  Corp.
  5.00%, due 3/15/13                    100,000          87,670
                                                  -------------
                                                      3,566,778
                                                  -------------

MANUFACTURING 2.1%
3M Co.
  5.70%, due 3/15/37                    150,000         132,601
Air Products & Chemicals,
  Inc.
  4.15%, due 2/1/13                     100,000          90,475
Alcoa, Inc.
  5.72%, due 2/23/19                    187,000         126,732
  5.95%, due 2/1/37                     100,000          59,870
Black & Decker Corp.
  4.75%, due 11/1/14                     50,000          41,132
Boeing Co. (The)
  6.125%, due 2/15/33                   250,000         204,423
Caterpillar, Inc.
  6.05%, due 8/15/36                    313,000         248,760
Cooper Industries, Inc.
  5.25%, due 11/15/12                    50,000          46,526
CRH America, Inc.
  5.30%, due 10/15/13                   100,000          80,427
  6.00%, due 9/30/16                    100,000          72,150
DaimlerChrysler N.A. Holding
  Corp.
  4.875%, due 6/15/10                   100,000          85,944
  7.75%, due 1/18/11                    150,000         125,730
  8.50%, due 1/18/31                    300,000         235,628


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MANUFACTURING (CONTINUED)
Deere & Co.
  7.125%, due 3/3/31                $   125,000   $     115,137
Dow Chemical Co. (The)
  6.00%, due 10/1/12                    200,000         189,685
  8.55%, due 10/15/09                    50,000          50,076
E.I. du Pont de Nemours & Co.
  4.75%, due 11/15/12                   280,000         269,860
Eastman Chemical Co.
  7.25%, due 1/15/24                    100,000          88,479
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                     100,000          94,399
General Dynamics Corp.
  4.25%, due 5/15/13                    100,000          93,638
General Electric Co.
  5.25%, due 12/6/17                    500,000         418,525
Goodrich Corp.
  7.00%, due 4/15/38                     50,000          43,073
Hewlett-Packard Co.
  5.25%, due 3/1/12                     350,000         340,367
Honeywell International, Inc.
  5.625%, due 8/1/12                    250,000         246,496
  5.70%, due 3/15/37                    100,000          78,385
  6.125%, due 11/1/11                   100,000         100,363
ICI Wilmington, Inc.
  4.375%, due 12/1/08                   100,000          99,982
International Business
  Machines Corp.
  4.25%, due 9/15/09                    150,000         151,240
  5.70%, due 9/14/17                    200,000         181,677
  5.875%, due 11/29/32                  100,000          80,323
  6.50%, due 1/15/28                    100,000          88,237
  7.50%, due 6/15/13                    100,000         106,079
  8.375%, due 11/1/19                   100,000         107,167
International Paper Co.
  5.25%, due 4/1/16                     100,000          70,382
  5.85%, due 10/30/12                    25,000          21,476
Johnson Controls, Inc.
  5.50%, due 1/15/16                     50,000          40,497
  6.00%, due 1/15/36                     50,000          32,504
Lennar Corp.
  Series B
  5.50%, due 9/1/14                      50,000          25,500
Litton Industries, Inc.
  8.00%, due 10/15/09                   100,000          99,948
Lockheed Martin Corp.
  7.65%, due 5/1/16                     250,000         257,300
Lubrizol Corp.
  5.50%, due 10/1/14                    100,000          82,924
Masco Corp.
  4.80%, due 6/15/15                    200,000         150,998
MDC Holdings, Inc.
  5.375%, due 7/1/15                     50,000          45,422
MeadWestvaco Corp.
  6.85%, due 4/1/12                     100,000          89,113
Monsanto Co.
  7.375%, due 8/15/12                   100,000         102,493
Newmont Mining Corp.
  8.625%, due 5/15/11                    50,000          52,737
Northrop Grumman Corp.
  7.125%, due 2/15/11                   100,000         100,871
  7.75%, due 3/1/16                     250,000         247,590
  7.875%, due 3/1/26                    100,000         104,748
Nucor Corp.
  5.00%, due 12/1/12                    245,000         238,315
Owens Corning, Inc.
  6.50%, due 12/1/16                    100,000          74,441
Pitney Bowes, Inc.
  3.875%, due 6/15/13                   150,000         127,810
  5.75%, due 9/15/17                    100,000          88,216
Praxair, Inc.
  3.95%, due 6/1/13                     200,000         184,322
Pulte Homes, Inc.
  7.875%, due 8/1/11                    400,000         339,000
Raytheon Co.
  6.40%, due 12/15/18                   200,000         183,586
Rohm & Haas Co.
  7.85%, due 7/15/29                    100,000          85,472
Textron, Inc.
  4.50%, due 8/1/10                     100,000          88,498
United Technologies Corp.
  4.875%, due 5/1/15                    300,000         273,369
  5.40%, due 5/1/35                     100,000          77,771
  6.35%, due 3/1/11                     550,000         558,098
VF Corp.
  6.45%, due 11/1/37                     50,000          39,864
Vulcan Materials Co.
  5.60%, due 11/30/12                    75,000          74,027
  6.00%, due 4/1/09                     250,000         251,791
  6.30%, due 6/15/13                    150,000         141,583
Weyerhaeuser Co.
  6.75%, due 3/15/12                    200,000         172,131
  7.375%, due 3/15/32                   100,000          68,604
Xerox Corp.
  6.35%, due 5/15/18                    100,000          73,280
  6.40%, due 3/15/16                    160,000         113,611
                                                  -------------
                                                      9,271,878
                                                  -------------



18    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
SERVICE 2.2%
Abbott Laboratories
  5.875%, due 5/15/16               $   200,000   $     191,102
  6.15%, due 11/30/37                   100,000          85,881
Aetna, Inc.
  6.00%, due 6/15/16                    175,000         146,399
  7.875%, due 3/1/11                    100,000          99,084
Allergan, Inc.
  5.75%, due 4/1/16                      50,000          44,630
Amgen, Inc.
  4.85%, due 11/18/14                   100,000          89,627
  5.85%, due 6/1/17                     150,000         133,154
Baxter International, Inc.
  4.625%, due 3/15/15                    50,000          44,888
  5.90%, due 9/1/16                     100,000          93,367
Bristol-Myers Squibb Co.
  5.875%, due 11/15/36                  150,000         122,966
  7.15%, due 6/15/23                     50,000          48,759
Cardinal Health, Inc.
  6.00%, due 6/15/17                    100,000          80,827
Clorox Co. (The)
  5.00%, due 1/15/15                     50,000          44,320
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13                   250,000         242,523
Comcast Cable Communications,
  Inc.
  7.125%, due 6/15/13                   400,000         380,516
Comcast Corp.
  4.95%, due 6/15/16                    100,000          80,959
  5.65%, due 6/15/35                    200,000         136,271
  5.875%, due 2/15/18                   275,000         230,307
  6.45%, due 3/15/37                    250,000         191,992
Cox Communications, Inc.
  5.45%, due 12/15/14                   100,000          84,880
  7.125%, due 10/1/12                   200,000         191,018
Eli Lilly & Co.
  4.50%, due 3/15/18                    100,000          83,155
  7.125%, due 6/1/25                    100,000          96,851
Fortune Brands, Inc.
  5.375%, due 1/15/16                   100,000          77,031
  5.875%, due 1/15/36                    25,000          15,550
Genentech, Inc.
  4.75%, due 7/15/15                    100,000          89,049
GlaxoSmithKline Capital, Inc.
  4.375%, due 4/15/14                   200,000         181,994
  6.375%, due 5/15/38                   250,000         211,341
Historic TW, Inc.
  6.625%, due 5/15/29                   250,000         185,464
Johnson & Johnson
  5.15%, due 7/15/18                    250,000         239,298
  5.55%, due 8/15/17                    100,000          98,762
  6.95%, due 9/1/29                     100,000         104,615
Kimberly-Clark Corp.
  6.375%, due 1/1/28                    100,000          87,187
  6.625%, due 8/1/37                    100,000          88,031
Marriott International, Inc.
  Series J
  5.625%, due 2/15/13                    50,000          37,407
McKesson Corp.
  5.70%, due 3/1/17                      50,000          41,033
Medtronic, Inc.
  Series B
  4.75%, due 9/15/15                     50,000          43,315
Merck & Co., Inc.
  4.75%, due 3/1/15                     400,000         367,841
News America, Inc.
  5.30%, due 12/15/14                   300,000         261,827
  6.40%, due 12/15/35                   175,000         132,463
  7.25%, due 5/18/18                    100,000          86,259
Oracle Corp.
  5.00%, due 1/15/11                    300,000         297,517
  5.25%, due 1/15/16                    250,000         220,497
  5.75%, due 4/15/18                    150,000         131,254
Quest Diagnostics, Inc.
  5.125%, due 11/1/10                    50,000          47,404
  7.50%, due 7/12/11                     50,000          53,398
R.R. Donnelley & Sons Co.
  5.50%, due 5/15/15                    100,000          73,374
Republic Services, Inc.
  6.75%, due 8/15/11                     50,000          48,657
Schering-Plough Corp.
  6.00%, due 9/15/17                    250,000         219,628
  6.75%, due 12/1/33                    100,000          82,782
Science Applications
  International Corp.
  6.25%, due 7/1/12                     100,000         104,498
Teva Pharmaceutical Finance
  LLC
  6.15%, due 2/1/36                      50,000          36,152
Time Warner Cable, Inc.
  6.55%, due 5/1/37                     275,000         209,431
  6.75%, due 7/1/18                     250,000         214,418
Time Warner Cos., Inc.
  6.95%, due 1/15/28                    200,000         154,496
Time Warner, Inc.
  7.625%, due 4/15/31                   375,000         299,849
UnitedHealth Group, Inc.
  5.00%, due 8/15/14                    200,000         156,703
  5.375%, due 3/15/16                   100,000          75,349
  6.00%, due 6/15/17                    330,000         267,575


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
SERVICE (CONTINUED)
Viacom, Inc.
  5.625%, due 8/15/12               $   350,000   $     291,304
  5.75%, due 4/30/11                     50,000          44,730
  6.875%, due 4/30/36                   250,000         174,517
Walt Disney Co. (The)
  Series B
  5.875%, due 12/15/17                  125,000         115,395
  6.375%, due 3/1/12                    250,000         253,490
Waste Management, Inc.
  5.00%, due 3/15/14                     50,000          45,051
  7.125%, due 12/15/17                  100,000         100,288
  7.75%, due 5/15/32                     75,000          57,121
WellPoint, Inc.
  5.95%, due 12/15/34                   250,000         185,148
  6.80%, due 8/1/12                     100,000         106,318
Western Union Co. (The)
  5.93%, due 10/1/16                    130,000         105,481
Wyeth
  5.50%, due 3/15/13                    300,000         294,069
  6.00%, due 2/15/36                    200,000         156,218
  6.45%, due 2/1/24                     100,000          88,631
Wyndham Worldwide Corp.
  6.00%, due 12/1/16                     50,000          32,812
                                                  -------------
                                                     10,035,498
                                                  -------------

TELECOM 0.9%
AT&T, Inc.
  6.30%, due 1/15/38                    300,000         236,906
  6.80%, due 5/15/36                    265,000         224,523
BellSouth Corp.
  6.00%, due 11/15/34                   100,000          73,086
  6.875%, due 10/15/31                  250,000         202,730
CenturyTel, Inc.
  Series H
  8.375%, due 10/15/10                  100,000          92,000
Cingular Wireless LLC
  6.50%, due 12/15/11                   100,000          95,881
Cisco Systems, Inc.
  5.50%, due 2/22/16                    425,000         393,949
Embarq Corp.
  7.995%, due 6/1/36                    200,000         132,000
Harris Corp.
  5.00%, due 10/1/15                     50,000          43,308
Motorola, Inc.
  7.50%, due 5/15/25                    100,000          77,934
New Cingular Wireless
  Services, Inc.
  8.125%, due 5/1/12                    100,000          99,128
  8.75%, due 3/1/31                     100,000          93,016
SBC Communications, Inc.
  5.10%, due 9/15/14                    700,000         611,374
  6.15%, due 9/15/34                    250,000         191,680
Sprint Capital Corp.
  6.875%, due 11/15/28                  300,000         175,500
  7.625%, due 1/30/11                   100,000          83,000
  8.375%, due 3/15/12                   500,000         402,500
  8.75%, due 3/15/32                    100,000          65,500
Verizon Communications, Inc.
  5.85%, due 9/15/35                    300,000         219,948
  6.10%, due 4/15/18                    170,000         148,525
  6.40%, due 2/15/38                    175,000         136,943
Verizon Global Funding Corp.
  7.75%, due 12/1/30                    350,000         312,676
                                                  -------------
                                                      4,112,107
                                                  -------------

TRANSPORTATION 0.4%
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37                     175,000         137,096
  6.20%, due 8/15/36                     50,000          39,285
  7.125%, due 12/15/10                  100,000         101,631
CSX Corp.
  5.60%, due 5/1/17                     100,000          78,207
CSX Transportation, Inc.
  7.875%, due 5/15/43                   100,000          79,031
Norfolk Southern Corp.
  7.05%, due 5/1/37                     100,000          86,356
  7.25%, due 2/15/31                    100,000          88,819
Southwest Airlines Co.
  5.25%, due 10/1/14                     75,000          60,852
TTX Co.
  5.00%, due 4/1/12 (a)                 100,000         107,686
Union Pacific Corp.
  5.375%, due 5/1/14                    250,000         235,158
  5.65%, due 5/1/17                     100,000          85,550
  5.75%, due 11/15/17                   100,000          84,753
  6.125%, due 1/15/12                   100,000          95,602
  6.65%, due 1/15/11                    100,000          97,275
  7.00%, due 2/1/16                      50,000          49,103
United Parcel Service
  6.20%, due 1/15/38                    200,000         172,911
                                                  -------------
                                                      1,599,315
                                                  -------------

WATER 0.0%++
American Water Capital Corp.
  6.085%, due 10/15/17                  100,000          77,298
                                                  -------------
Total Corporate Bonds
  (Cost $93,179,539)                                 77,831,215
                                                  -------------




20    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
FOREIGN GOVERNMENT BONDS 1.8%
---------------------------------------------------------------

FOREIGN GOVERNMENTS 1.8%
Canadian Government
  5.25%, due 11/5/08                $   500,000   $     500,000
Federal Republic of Brazil
  6.00%, due 1/17/17                  2,400,000       2,166,000
Malaysian Government
  7.50%, due 7/15/11                    100,000         101,186
Province of Ontario
  4.95%, due 11/28/16                   750,000         763,297
Province of Quebec
  5.125%, due 11/14/16                  635,000         644,251
  Series NJ
  7.50%, due 7/15/23                    302,000         370,710
Republic of Chile
  5.50%, due 1/15/13                    100,000         102,380
Republic of Colombia
  7.375%, due 1/27/17                   500,000         450,000
Republic of Italy
  6.875%, due 9/27/23                   750,000         872,002
Republic of Poland
  5.25%, due 1/15/14                    100,000          90,092
Republic of South Africa
  7.375%, due 4/25/12                   100,000          92,000
United Mexican States
  Series MTNA
  5.875%, due 1/15/14                   750,000         701,250
  Series MTN
  6.375%, due 1/16/13                   900,000         900,000
  Series MTNA
  6.75%, due 9/27/34                    150,000         124,500
  Series MTNA
  7.50%, due 1/14/12                    250,000         255,000
                                                  -------------
Total Foreign Government
  Bonds
  (Cost $8,628,349)                                   8,132,668
                                                  -------------

MORTGAGE-BACKED SECURITIES 0.2%
---------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.2%
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41                   500,000         414,903
Morgan Stanley Capital I
  Series 2007-IQ14, Class AAB
  5.654%, due 4/15/49                   500,000         389,748
                                                  -------------
Total Mortgage-Backed
  Securities
  (Cost $1,004,784)                                     804,651
                                                  -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 75.1%
---------------------------------------------------------------

V  FEDERAL HOME LOAN BANK 1.2%
  4.875%, due 5/14/10                 5,000,000       5,118,150
                                                  -------------


V  FEDERAL HOME LOAN MORTGAGE CORPORATION 3.4%
  4.00%, due 12/15/09                 7,750,000       7,830,902
  4.125%, due 7/12/10                 1,085,000       1,103,780
  4.50%, due 1/15/15                  2,000,000       1,991,994
  4.875%, due 2/9/10                  1,500,000       1,533,427
  5.00%, due 7/15/14                  1,000,000       1,027,874
  5.125%, due 10/18/16                2,430,000       2,420,523
                                                  -------------
                                                     15,908,500
                                                  -------------
V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 20.9%
  4.00%, due 8/1/20                   2,286,554       2,113,067
  4.50%, due 4/1/20                   6,808,507       6,502,565
  4.50%, due 11/1/20                    107,945         102,791
  4.50%, due 5/1/23                     483,400         459,261
  4.50%, due 6/1/23                     485,667         461,415
  4.50%, due 8/1/33                     336,757         306,210
  4.50%, due 6/1/34                     461,323         419,189
  4.50%, due 5/1/35                     803,775         729,861
  4.50%, due 6/1/35                     800,717         727,084
  4.50%, due 8/1/35                     809,618         735,167
  4.50%, due 3/1/36                     377,705         342,972
  5.00%, due 5/1/18                   3,562,998       3,507,556
  5.00%, due 6/1/18                   1,723,435       1,696,618
  5.00%, due 11/1/21                    321,256         313,998
  5.00%, due 5/1/22                   1,365,560       1,334,206
  5.00%, due 10/1/22                    120,733         117,961
  5.00%, due 8/1/35                   7,580,493       7,181,254
  5.00%, due 10/1/36                    212,435         201,180
  5.00%, due 6/1/37                   8,632,357       8,172,324
  5.00%, due 3/1/38                     477,308         451,871
  5.00%, due 4/1/38                     979,285         927,097
  5.50%, due 2/1/18                     462,039         463,737
  5.50%, due 1/1/22                     885,424         882,313
  5.50%, due 1/1/23                     425,329         423,744
  5.50%, due 2/1/23                     140,093         139,571
  5.50%, due 3/1/23                     914,913         911,413
  5.50%, due 6/1/23                     479,829         477,994
  5.50%, due 9/1/35                     922,560         900,783
  5.50%, due 9/1/36                      47,838          46,686
  5.50%, due 10/1/36                  1,998,731       1,950,616
  5.50%, due 4/1/37                  13,277,896      12,956,183
  5.50%, due 6/1/37                   3,309,805       3,229,610
  5.50%, due 7/1/37                   2,300,643       2,244,900
  5.50%, due 8/1/37                   2,879,467       2,809,701
  5.50%, due 9/1/37                   1,704,948       1,663,787
  5.50%, due 10/1/37                    911,889         889,795


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                      PRINCIPAL
                                         AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 11/1/37                $ 6,536,543   $   6,378,168
  5.50%, due 1/1/38                     951,804         928,891
  5.50%, due 7/1/38                     999,999         975,770
  5.50%, due 8/1/38                   1,485,280       1,449,293
  5.50%, due 9/1/38                     500,050         487,934
  6.00%, due 8/1/17                     353,329         355,669
  6.00%, due 6/1/21                     594,774         598,811
  6.00%, due 9/1/21                     808,394         813,881
  6.00%, due 11/1/22                    368,780         371,209
  6.00%, due 8/1/36                   3,100,998       3,097,316
  6.00%, due 4/1/37                     447,528         446,996
  6.00%, due 7/1/37                     807,957         806,998
  6.00%, due 9/1/37                   1,714,457       1,712,421
  6.00%, due 11/1/37                  3,489,658       3,485,514
  6.50%, due 4/1/11                       2,138           2,212
  6.50%, due 5/1/11                       3,169           3,250
  6.50%, due 10/1/11                      1,917           1,986
  6.50%, due 6/1/14                      19,879          20,529
  6.50%, due 4/1/17                      18,273          18,740
  6.50%, due 5/1/17                      37,240          38,193
  6.50%, due 12/1/24                     56,575          57,885
  6.50%, due 11/1/25                     41,797          42,886
  6.50%, due 5/1/26                       2,768           2,832
  6.50%, due 3/1/27                      11,670          11,944
  6.50%, due 5/1/31                      28,059          28,674
  6.50%, due 8/1/31                      21,893          22,373
  6.50%, due 1/1/32                     126,211         128,980
  6.50%, due 3/1/32                     120,097         122,582
  6.50%, due 4/1/32                      37,872          38,643
  6.50%, due 7/1/32                      35,141          35,857
  6.50%, due 1/1/34                      86,943          88,443
  6.50%, due 8/1/36                     720,671         730,963
  6.50%, due 1/1/37                   1,457,907       1,478,728
  7.00%, due 6/1/11                       3,267           3,417
  7.00%, due 11/1/11                      1,288           1,349
  7.00%, due 4/1/26                      11,710          12,083
  7.00%, due 7/1/26                       1,221           1,260
  7.00%, due 12/1/27                     21,184          21,844
  7.00%, due 1/1/30                      10,188          10,472
  7.00%, due 3/1/31                      42,800          43,922
  7.00%, due 10/1/31                     23,673          24,293
  7.00%, due 3/1/32                      94,011          96,474
  7.00%, due 9/1/33                     373,802         382,959
  7.00%, due 11/1/36                    266,422         271,888
  7.00%, due 12/1/37                    796,254         817,296
  7.50%, due 1/1/16                       9,304           9,799
  7.50%, due 1/1/26                       3,099           3,274
  7.50%, due 11/1/26                      1,183           1,249
  7.50%, due 2/1/30                       3,149           3,333
  7.50%, due 2/1/32                      53,844          56,909
  8.00%, due 7/1/26                       5,388           5,699
                                                  -------------
                                                     93,346,571
                                                  -------------
V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 3.6%
  2.875%, due 10/12/10                1,000,000         996,474
  4.625%, due 10/15/13                2,000,000       2,039,702
  4.875%, due 5/18/12                 7,000,000       7,173,215
  5.50%, due 3/15/11                  5,000,000       5,267,110
  6.21%, due 8/6/38                     475,000         501,003
                                                  -------------
                                                     15,977,504
                                                  -------------
V  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 15.7%
  4.00%, due 3/1/22                     439,353         407,161
  4.50%, due 6/1/19                      48,396          46,328
  4.50%, due 2/1/23                     414,601         394,804
  4.50%, due 3/1/23                     490,373         466,959
  4.50%, due 5/1/23                     487,239         463,975
  5.00%, due 3/1/21                      44,232          43,288
  5.00%, due 6/1/22                   1,142,900       1,118,088
  5.00%, due 4/1/23                     471,808         461,518
  5.00%, due 12/1/34                    253,260         240,318
  5.00%, due 7/1/35                   1,606,631       1,523,521
  5.00%, due 9/1/35                     286,957         272,113
  5.00%, due 5/1/37                  11,983,945      11,357,735
  5.00%, due 11/1/37                    989,424         937,722
  5.00%, due 4/1/38                     996,204         944,049
  5.00%, due 5/1/38                   1,000,000         947,646
  5.00%, due 6/1/38                     496,637         470,636
  5.50%, due 8/1/17                      59,925          60,164
  5.50%, due 7/1/22                     941,235         939,199
  5.50%, due 5/1/35                     625,332         611,620
  5.50%, due 6/1/35                     360,764         352,853
  5.50%, due 7/1/35                   1,770,968       1,732,136
  5.50%, due 8/1/35                   1,014,463         992,218
  5.50%, due 9/1/35                     717,199         701,473
  5.50%, due 11/1/35                  3,783,566       3,700,604
  5.50%, due 4/1/36                     780,192         763,085
  5.50%, due 6/1/36                     783,152         765,613
  5.50%, due 1/1/37                     983,586         961,558
  5.50%, due 4/1/37                     328,028         320,663
  6.00%, due 6/1/16                      70,405          71,236
  6.00%, due 7/1/16                      26,915          27,232
  6.00%, due 9/1/16                      41,713          42,205
  6.00%, due 9/1/17                      28,781          29,112
  6.00%, due 1/1/36                      30,210          30,218
  6.00%, due 7/1/36                   7,351,890       7,352,655




22    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 8/1/36                 $   965,126   $     965,227
  6.00%, due 9/1/36                   2,009,805       2,010,015
  6.00%, due 10/1/36                  1,154,551       1,154,672
  6.00%, due 11/1/36                    715,174         715,249
  6.00%, due 12/1/36                    473,454         473,503
  6.00%, due 4/1/37                   2,427,714       2,427,919
  6.00%, due 6/1/37                     888,366         888,408
  6.00%, due 7/1/37                   7,109,167       7,109,506
  6.00%, due 8/1/37                     849,026         849,067
  6.00%, due 2/1/38                   2,404,416       2,404,532
  6.00%, due 4/1/38                     964,196         964,242
  6.50%, due 3/1/11                         154             160
  6.50%, due 4/1/11                       2,615           2,711
  6.50%, due 6/1/11                         235             244
  6.50%, due 9/1/11                       5,764           6,004
  6.50%, due 10/1/11                     26,673          27,766
  6.50%, due 11/1/11                      3,877           4,043
  6.50%, due 6/1/15                      68,071          71,265
  6.50%, due 4/1/27                      13,844          14,169
  6.50%, due 2/1/28                      12,856          13,158
  6.50%, due 7/1/32                      19,550          19,948
  6.50%, due 8/1/32                     271,771         277,307
  6.50%, due 9/1/32                       4,022           4,104
  6.50%, due 1/1/35                     548,149         556,234
  6.50%, due 8/1/35                     431,300         437,662
  6.50%, due 9/1/35                      20,712          21,017
  6.50%, due 3/1/36                     178,770         181,323
  6.50%, due 4/1/36                   1,023,610       1,038,227
  6.50%, due 7/1/36                   1,026,797       1,041,461
  6.50%, due 8/1/36                     384,031         389,516
  6.50%, due 9/1/36                     702,143         712,170
  6.50%, due 10/1/36                    270,936         274,806
  6.50%, due 11/1/36                    380,353         385,785
  6.50%, due 8/1/37                     971,774         985,598
  6.50%, due 10/1/37                    865,551         877,864
  6.50%, due 11/1/37                    820,931         832,609
  6.50%, due 2/1/38                     919,736         932,820
  7.00%, due 2/1/09                       1,358           1,364
  7.00%, due 5/1/11                       1,411           1,474
  7.00%, due 6/1/11                       2,036           2,125
  7.00%, due 10/1/11                        219             229
  7.00%, due 11/1/11                      8,096           8,474
  7.00%, due 9/1/37                     498,380         515,113
  7.00%, due 10/1/37                     32,886          33,990
  7.00%, due 11/1/37                    409,459         423,206
  7.50%, due 7/1/30                      10,496          11,012
  7.50%, due 7/1/31                      57,427          60,740
  7.50%, due 8/1/31                         755             798
  8.00%, due 8/1/10                         262             268
  8.00%, due 9/1/11                         805             839
  8.00%, due 11/1/11                      3,765           3,953
  8.00%, due 1/1/25                         234             247
  8.00%, due 6/1/25                         346             366
  8.00%, due 9/1/25                       1,519           1,606
  8.00%, due 2/1/26                       1,075           1,136
  8.00%, due 9/1/26                       8,824           9,320
  8.00%, due 10/1/26                      1,682           1,777
  8.00%, due 11/1/26                      2,089           2,206
  8.00%, due 4/1/27                       3,673           3,874
  8.00%, due 6/1/27                      20,873          22,019
  8.00%, due 12/1/27                      9,091           9,416
  8.00%, due 1/1/28                      32,926          34,735
                                                  -------------
                                                     69,770,303
                                                  -------------
V  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 4.8%
  5.00%, due 4/20/33                    300,103         286,942
  5.00%, due 8/15/33                    482,498         461,668
  5.00%, due 2/15/36                    390,278         373,003
  5.00%, due 4/15/36                    301,685         288,332
  5.00%, due 6/20/36                    838,386         798,811
  5.00%, due 7/15/37                    486,973         465,342
  5.00%, due 5/15/38                    497,651         475,545
  5.00%, due 7/15/38                    498,232         476,101
  5.50%, due 7/15/34                    476,157         467,936
  5.50%, due 7/20/34                    280,288         275,555
  5.50%, due 4/15/35                    563,976         553,974
  5.50%, due 9/15/35                    664,479         652,695
  5.50%, due 10/15/35                   220,911         216,993
  5.50%, due 12/20/35                   746,504         732,991
  5.50%, due 5/15/36                    776,144         762,137
  5.50%, due 1/15/37                    429,034         421,292
  5.50%, due 4/15/37                    430,390         422,623
  5.50%, due 6/15/38                    426,629         418,930
  5.50%, due 11/1/38 TBA(c)           3,500,000       3,432,187
  6.00%, due 3/20/29                     69,778          70,299
  6.00%, due 1/15/32                    112,045         112,418
  6.00%, due 12/15/32                    62,899          63,108
  6.00%, due 3/20/33                    386,906         387,512
  6.00%, due 2/15/34                    304,660         305,387
  6.00%, due 1/20/35                    224,100         223,902
  6.00%, due 6/15/35                    313,012         313,466
  6.00%, due 9/15/35                    411,805         412,403
  6.00%, due 5/15/36                    592,157         593,008
  6.00%, due 9/15/36                    355,924         356,436
  6.00%, due 10/15/36                   886,970         888,246
  6.00%, due 5/15/37                    322,660         323,027


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

                                      PRINCIPAL
                                         AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 6/15/37                $   377,077   $     377,271
  6.00%, due 8/15/37                    439,458         439,958
  6.00%, due 11/15/37                   378,271         378,702
  6.00%, due 12/15/37                   486,768         487,322
  6.00%, due 1/15/38                    482,745         483,295
  6.00%, due 9/15/38                    499,502         500,071
  6.50%, due 3/20/31                     47,398          48,000
  6.50%, due 1/15/32                     68,316          69,355
  6.50%, due 6/15/35                      4,337           4,389
  6.50%, due 12/15/35                   281,397         284,883
  6.50%, due 1/15/36                    548,937         555,559
  6.50%, due 9/15/36                    256,762         259,860
  6.50%, due 9/15/37                    417,290         422,199
  6.50%, due 10/15/37                   391,052         395,652
  7.00%, due 11/15/11                     8,231           8,529
  7.00%, due 2/15/26                      3,812           3,925
  7.00%, due 6/15/29                        626             642
  7.00%, due 12/15/29                     6,708           6,885
  7.00%, due 5/15/31                      2,760           2,824
  7.00%, due 8/15/31                     26,552          27,163
  7.00%, due 8/20/31                     55,701          56,773
  7.00%, due 8/15/32                     91,367          93,500
  7.50%, due 1/15/09                         11              11
  7.50%, due 9/15/11                     19,050          19,881
  7.50%, due 3/15/26                      5,388           5,699
  7.50%, due 10/15/26                    11,064          11,703
  7.50%, due 11/15/26                     1,456           1,540
  7.50%, due 1/15/30                     16,074          16,942
  7.50%, due 10/15/30                    11,797          12,434
  7.50%, due 3/15/32                     45,302          47,755
  8.00%, due 6/15/26                        355             380
  8.00%, due 9/15/26                      1,745           1,869
  8.00%, due 10/15/26                       621             665
  8.00%, due 11/15/26                     2,282           2,446
  8.00%, due 5/15/27                        648             694
  8.00%, due 7/15/27                      1,266           1,354
  8.00%, due 9/15/27                        831             889
  8.00%, due 11/15/30                    36,215          38,712
  8.50%, due 7/15/26                      1,268           1,358
  8.50%, due 11/15/26                     6,524           6,991
                                                  -------------
                                                     21,110,349
                                                  -------------
V  UNITED STATES TREASURY BONDS 6.2%
  4.375%, due 2/15/38                 4,840,000       4,854,370
  4.75%, due 2/15/37                  3,990,000       4,230,334
  5.00%, due 5/15/37                    325,000         357,957
  5.25%, due 11/15/28                 3,000,000       3,190,314
  5.375%, due 2/15/31                 1,007,000       1,101,800
  6.25%, due 8/15/23                  2,600,000       2,976,594
  6.75%, due 8/15/26                  1,000,000       1,232,109
  7.50%, due 11/15/16                   403,000         488,638
  8.125%, due 8/15/19                 3,600,000       4,643,719
  8.75%, due 5/15/17                    252,000         330,140
  8.875%, due 2/15/19                 2,802,000       3,774,599
  9.875%, due 11/15/15                  302,000         414,684
                                                  -------------
                                                     27,595,258
                                                  -------------
V  UNITED STATES TREASURY NOTES 19.3%
  2.00%, due 9/30/10                    530,000         534,927
  2.625%, due 5/31/10                 5,000,000       5,090,625
  3.125%, due 9/30/13                 3,555,000       3,612,769
  3.50%, due 5/31/13                  8,790,000       9,121,682
  3.50%, due 2/15/18                  9,000,000       8,754,606
  3.875%, due 10/31/12                  100,000         106,664
  3.875%, due 2/15/13                 2,500,000       2,641,405
  4.00%, due 9/30/09                  1,700,000       1,739,312
  4.00%, due 8/15/18                    300,000         300,398
  4.25%, due 10/15/10                20,000,000      21,109,379
  4.25%, due 8/15/15                  2,000,000       2,080,468
  4.50%, due 3/31/12                  1,700,000       1,838,258
  4.625%, due 12/31/11                2,050,000       2,220,566
  4.625%, due 7/31/12                 7,800,000       8,512,967
  4.75%, due 5/31/12                  8,915,000       9,741,028
  4.875%, due 4/30/11                 1,500,000       1,621,641
  4.875%, due 6/30/12                 3,500,000       3,847,266
  5.125%, due 5/15/16                 3,000,000       3,251,952
                                                  -------------
                                                     86,125,913
                                                  -------------
Total U.S. Government &
  Federal Agencies
  (Cost $332,885,243)                               334,952,548
                                                  -------------

YANKEE BONDS 3.7%(D)
---------------------------------------------------------------

BANKS 1.1%
Abbey National PLC
  7.95%, due 10/26/29                   100,000          77,540
Bank of Tokyo-Mitsubishi,
  Ltd. (The)
  8.40%, due 4/15/10                    100,000          99,191
Deutsche Bank A.G./London
  6.00%, due 9/1/17                     325,000         288,457
Eksportfinans A/S
  5.50%, due 5/25/16                    200,000         207,969
HSBC Bank PLC
  6.95%, due 3/15/11                    200,000         197,752
HSBC Holdings PLC
  7.50%, due 7/15/09                    250,000         248,534
Inter-American Development
  Bank
  6.80%, due 10/15/25                   604,000         695,704




24    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
BANKS (CONTINUED)
Korea Development Bank
  5.30%, due 1/17/13                $   125,000   $     112,246
Kreditanstalt fuer
  Wiederaufbau
  4.50%, due 7/16/18                    350,000         347,184
  Series G
  4.875%, due 1/17/17                 1,000,000       1,027,969
Landwirtschaftliche
  Rentenbank
  5.125%, due 2/1/17                    375,000         389,572
Oesterreichische Kontrollbank
  A.G.
  4.75%, due 10/16/12                   500,000         523,447
Royal Bank of Canada
  5.65%, due 7/20/11                    150,000         149,993
Royal Bank of Scotland Group
  PLC
  5.00%, due 11/12/13                   100,000          83,323
  5.05%, due 1/8/15                     100,000          76,687
Santander Financial Issuances
  6.375%, due 2/15/11                   100,000         102,893
UBS A.G.
  5.875%, due 7/15/16                   125,000         105,487
  5.875%, due 12/20/17                  200,000         159,638
Westpac Banking Corp.
  4.625%, due 6/1/18                     50,000          42,816
                                                  -------------
                                                      4,936,402
                                                  -------------

CONSUMER 0.1%
Diageo Capital PLC
  5.125%, due 1/30/12                   100,000          95,619
  5.875%, due 9/30/36                   150,000         106,534
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                    250,000         250,419
                                                  -------------
                                                        452,572
                                                  -------------

ELECTRIC 0.1%
Hydro Quebec
  Series JL
  6.30%, due 5/11/11                    250,000         271,100
Scottish Power PLC
  5.375%, due 3/15/15                   100,000          83,861
                                                  -------------
                                                        354,961
                                                  -------------

ENERGY 0.6%
Anadarko Finance Co.
  6.75%, due 5/1/11                     100,000          99,660
Apache Finance Canada Corp.
  4.375%, due 5/15/15                   100,000          85,531
Canadian Natural Resources,
  Ltd.
  5.45%, due 10/1/12                    250,000         232,362
  5.85%, due 2/1/35                     105,000          70,682
  6.50%, due 2/15/37                     75,000          54,378
EnCana Corp.
  4.75%, due 10/15/13                   100,000          84,685
  6.30%, due 11/1/11                    100,000          97,596
  6.50%, due 8/15/34                     85,000          59,941
  6.50%, due 2/1/38                     125,000          86,705
Nexen, Inc.
  5.20%, due 3/10/15                    350,000         287,686
Norsk Hydro ASA
  7.75%, due 6/15/23                    125,000         130,480
Petro-Canada
  4.00%, due 7/15/13                    100,000          85,050
  6.05%, due 5/15/18                    225,000         174,863
Petrobras International
  Finance Co.
  5.875%, due 3/1/18                    150,000         117,751
Suncor Energy, Inc.
  6.10%, due 6/1/18                     100,000          79,280
  6.50%, due 6/15/38                    100,000          68,246
Talisman Energy, Inc.
  5.125%, due 5/15/15                    50,000          40,883
  6.25%, due 2/1/38                      55,000          35,351
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                    300,000         252,214
  5.85%, due 3/15/36                    100,000          65,231
Transocean, Inc.
  6.00%, due 3/15/18                    125,000         106,940
  7.375%, due 4/15/18                   100,000          92,987
Weatherford International,
  Inc.
  4.95%, due 10/15/13                   100,000          84,575
  6.35%, due 6/15/17                    225,000         185,878
                                                  -------------
                                                      2,678,955
                                                  -------------

FINANCE--OTHER 0.2%
Banque Paribas/New York
  6.875%, due 3/1/09                    310,000         314,622
ConocoPhilips Canada Funding
  Co.
  5.625%, due 10/15/16                  375,000         329,119
UFJ Finance Aruba AEC
  6.75%, due 7/15/13                    100,000         105,662
                                                  -------------
                                                        749,403
                                                  -------------

FOREIGN GOVERNMENTS 0.1%
International Bank of
  Reconstruction &
  Development
  (zero coupon), due 3/11/31            504,000         158,585
Svensk Exportkredit AB
  5.125%, due 3/1/17                    200,000         193,953
                                                  -------------
                                                        352,538
                                                  -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

                                      PRINCIPAL
                                         AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
INDEPENDENT 0.1%
CIT Group Co. of Canada
  5.20%, due 6/1/15                 $   300,000   $     157,104
Rio Tinto Finance USA, Ltd.
  5.875%, due 7/15/13                   250,000         213,327
                                                  -------------
                                                        370,431
                                                  -------------

INSURANCE 0.0%++
Axa S.A.
  8.60%, due 12/15/30                   105,000          58,563
                                                  -------------

MANUFACTURING 0.4%
Alcan, Inc.
  5.00%, due 6/1/15                     100,000          75,426
  5.75%, due 6/1/35                      50,000          31,086
  6.45%, due 3/15/11                    100,000          97,234
ArcelorMittal
  6.125%, due 6/1/18 (a)                125,000          86,132
Barrick Gold Finance Co.
  4.875%, due 11/15/14                   50,000          42,085
BHP Billiton Finance USA,
  Ltd.
  4.80%, due 4/15/13                    100,000          91,732
  5.25%, due 12/15/15                   300,000         254,770
Celulosa Arauco y
  Constitucion S.A.
  5.625%, due 4/20/15                    50,000          41,731
Hanson PLC
  6.125%, due 8/15/16                   100,000          54,941
Inco, Ltd.
  5.70%, due 10/15/15                   100,000          79,185
Ingersoll-Rand Co.
  4.75%, due 5/15/15                     50,000          41,543
Koninklijke Philips
  Electronics N.V.
  6.875%, due 3/11/38                   275,000         211,597
Lafarge S.A.
  6.50%, due 7/15/16                     50,000          41,046
  7.125%, due 7/15/36                    50,000          35,850
Potash Corp. of Saskatchewan
  7.75%, due 5/31/11                    140,000         142,229
Teck Cominco, Ltd.
  5.375%, due 10/1/15                   100,000          74,921
Vale Overseas, Ltd.
  6.25%, due 1/23/17                    400,000         324,297
Xstrata Canada Corp.
  5.50%, due 6/15/17                     50,000          37,842
  8.375%, due 2/15/11                    75,000          75,997
                                                  -------------
                                                      1,839,644
                                                  -------------

SERVICE 0.1%
AstraZeneca PLC
  6.45%, due 9/15/37                    450,000         385,283
Covidien International
  Finance S.A.
  6.00%, due 10/15/17                   150,000         130,797
Thomson Corp. (The)
  5.70%, due 10/1/14                     50,000          43,635
  6.20%, due 1/5/12                     100,000          94,141
                                                  -------------
                                                        653,856
                                                  -------------

TELECOM 0.8%
America Movil S.A. de C.V.
  5.75%, due 1/15/15                    275,000         227,570
British Telecommunications
  PLC
  8.625%, due 12/15/10                  450,000         444,614
  9.125%, due 12/15/30                  100,000          90,553
Deutsche Telekom
  International
  Finance B.V.
  5.25%, due 7/22/13                    100,000          88,578
  5.75%, due 3/23/16                    200,000         163,740
  8.50%, due 6/15/10                    350,000         344,726
  9.25%, due 6/1/32                     100,000          90,690
France Telecom S.A.
  8.50%, due 3/1/31                     250,000         235,565
Koninklijke (Royal) KPN N.V.
  8.00%, due 10/1/10                    100,000          95,761
Rogers Communications, Inc.
  6.80%, due 8/15/18                    225,000         196,882
Telecom Italia Capital S.A.
  4.875%, due 10/1/10                   300,000         258,424
  4.95%, due 9/30/14                    150,000         108,096
  6.00%, due 9/30/34                    100,000          54,424
  6.375%, due 11/15/33                  100,000          60,130
Telefonica Emisones S.A.U.
  7.045%, due 6/20/36                   100,000          79,277
Telefonica Europe B.V.
  7.75%, due 9/15/10                    250,000         242,023
  8.25%, due 9/15/30                    200,000         178,660
Telefonos de Mexico S.A. de
  C.V.
  4.50%, due 11/19/08                   100,000          99,885
TELUS Corp.
  8.00%, due 6/1/11                     100,000          98,277
Vodafone Group PLC
  6.15%, due 2/27/37                    250,000         187,245
  7.875%, due 2/15/30                   100,000          89,339
                                                  -------------
                                                      3,434,459
                                                  -------------

TRANSPORTATION 0.1%
Canadian National Railway Co.
  6.20%, due 6/1/36                     100,000          77,756
  6.375%, due 10/15/11                  100,000          97,691



26    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
TRANSPORTATION (CONTINUED)
Canadian National Railway Co. (continued)
  6.375%, due 11/15/37              $    60,000   $      47,628
Canadian Pacific Railway Co.
  6.25%, due 10/15/11                   125,000         121,259
                                                  -------------
                                                        344,334
                                                  -------------

WATER 0.0%++
United Utilities PLC
  5.375%, due 2/1/19                    100,000          80,469
                                                  -------------
Total Yankee Bonds
  (Cost $18,745,300)                                 16,306,587
                                                  -------------
Total Long-Term Bonds
  (Cost $457,791,892)                               440,946,458
                                                  -------------

SHORT-TERM INVESTMENT 0.8%
---------------------------------------------------------------

COMMERCIAL PAPER 0.8%
Nicor, Inc.
  1.00%, due 11/3/08 (e)              3,595,000       3,594,611
                                                  -------------
Total Short-Term Investment
  (Cost $3,594,611)                                   3,594,611
                                                  -------------
Total Investments
  (Cost $461,386,503) (g)                  99.7%    444,541,069
Cash and Other Assets,
  Less Liabilities                          0.3       1,193,901
                                          -----    ------------
Net Assets                                100.0%  $ 445,734,970
                                          =====    ============







+++  On a daily basis NYLIM confirms that the
     value of the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at October 31,
     2008 is $2,163,155, which represents 0.5%
     of the Fund's net assets.
(c)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of these securities at
     October 31, 2008 is $3,432,187, which
     represents 0.8% of the Fund's net assets.
     All or a portion of these securities were
     acquired under a mortgage dollar roll
     agreement.
(d)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(e)  Interest rate presented is yield to
     maturity.
(f)  Issue in default.
(g)  At October 31, 2008, cost is $461,469,665
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $  6,034,763
     Gross unrealized depreciation    (22,963,359)
                                     ------------
     Net unrealized depreciation     $(16,928,596)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $461,386,503)     $444,541,069
Cash                                        5,447
Receivables:
  Interest                              4,407,333
  Fund shares sold                        744,789
Other assets                               42,177
                                     ------------
     Total assets                     449,740,815
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       3,504,156
  Transfer agent (See Note 3)             120,314
  Fund shares redeemed                     99,402
  Shareholder communication                65,621
  Custodian                                65,131
  Professional fees                        58,315
  Manager (See Note 3)                     39,894
  NYLIFE Distributors (See Note 3)         13,532
  Directors                                 1,499
Accrued expenses                            9,930
Dividend payable                           28,051
                                     ------------
     Total liabilities                  4,005,845
                                     ------------
Net assets                           $445,734,970
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 700 million shares
  authorized                         $     43,132
Additional paid-in capital            467,198,537
                                     ------------
                                      467,241,669
Accumulated undistributed net
  investment income                       150,210
Accumulated net realized loss on
  investments                          (4,811,475)
Net unrealized depreciation on
  investments                         (16,845,434)
                                     ------------
Net assets                           $445,734,970
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  2,874,045
                                     ============
Shares of capital stock outstanding       277,196
                                     ============
Net asset value per share
  outstanding                        $      10.37
Maximum sales charge (3.00% of
  offering price)                            0.32
                                     ------------
Maximum offering price per share
  outstanding                        $      10.69
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 61,775,092
                                     ============
Shares of capital stock outstanding     5,981,100
                                     ============
Net asset value per share
  outstanding                        $      10.33
Maximum sales charge (3.00% of
  offering price)                            0.32
                                     ------------
Maximum offering price per share
  outstanding                        $      10.65
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $381,085,833
                                     ============
Shares of capital stock outstanding    36,873,804
                                     ============
Net asset value and offering price
  per share outstanding              $      10.33
                                     ============






28    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $ 24,369,773
  Income from securities
     loaned--net                          656,317
                                     ------------
     Total income                      25,026,090
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,695,078
  Transfer agent--Investor Class
     (See Note 3)                           9,212
  Transfer agent--Class A (See Note
     3)                                   124,521
  Transfer agent--Class I (See Note
     3)                                   535,823
  Distribution/Service--Investor
     Class (See Note 3)                     3,977
  Distribution/Service--Class A
     (See Note 3)                         156,025
  Custodian                               124,799
  Professional fees                       105,218
  Shareholder communication                68,495
  Registration                             44,347
  Directors                                19,600
  Miscellaneous                            32,998
                                     ------------
     Total expenses before waiver       2,920,093
  Expense waiver from Manager (See
     Note 3)                             (586,400)
                                     ------------
     Net expenses                       2,333,693
                                     ------------
Net investment income                  22,692,397
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        2,353,728
Net change in unrealized
  appreciation on investments         (18,919,378)
                                     ------------
Net realized and unrealized loss on
  investments                         (16,565,650)
                                     ------------
Net increase in net assets
  resulting from operations          $  6,126,747
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008            2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  22,692,397   $  20,668,787
 Net realized gain (loss)
  on investments                  2,353,728        (259,404)
 Net change in unrealized
  appreciation on
  investments                   (18,919,378)      1,091,920
                              -----------------------------
 Net increase in net assets
  resulting from operations       6,126,747      21,501,303
                              -----------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                  (66,823)             --
    Class A                      (2,758,333)     (2,439,960)
    Class I                     (19,927,281)    (18,552,532)
                              -----------------------------
 Total dividends to
  shareholders                  (22,752,437)    (20,992,492)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        197,093,237     196,098,670
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      22,444,470      20,587,382
 Cost of shares redeemed       (212,827,796)   (141,743,927)
                              -----------------------------
    Increase in net assets
     derived from capital
     share transactions           6,709,911      74,942,125
                              -----------------------------
    Net increase (decrease)
     in net assets               (9,915,779)     75,450,936

NET ASSETS:
Beginning of year               455,650,749     380,199,813
                              -----------------------------
End of year                   $ 445,734,970   $ 455,650,749
                              =============================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end
 of year                      $     150,210   $      (3,302)
                              =============================







30    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                            CLASS A
                            --------------    -------------------------------------------------------
                             FEBRUARY 28,                                                  JANUARY 2,
                                2008**                                                       2004**
                                THROUGH                                                     THROUGH
                              OCTOBER 31,              YEAR ENDED OCTOBER 31,             OCTOBER 31,

                            -------------------------------------------------------------------------
                                 2008           2008       2007       2006       2005         2004
Net asset value at
  beginning of period           $10.97        $ 10.70    $ 10.69    $ 10.68    $ 11.07      $ 10.95
                                ------        -------    -------    -------    -------      -------
Net investment income             0.30           0.47       0.47       0.44       0.36         0.33
Net realized and
  unrealized gain (loss)
  on investments                 (0.60)         (0.36)      0.02       0.01      (0.32)        0.13
                                ------        -------    -------    -------    -------      -------
Total from investment
  operations                     (0.30)          0.11       0.49       0.45       0.04         0.46
                                ------        -------    -------    -------    -------      -------
Less dividends:
  From net investment
     income                      (0.30)         (0.48)     (0.48)     (0.44)     (0.43)       (0.34)
                                ------        -------    -------    -------    -------      -------
Net asset value at end of
  period                        $10.37        $ 10.33    $ 10.70    $ 10.69    $ 10.68      $ 11.07
                                ======        =======    =======    =======    =======      =======
Total investment return
  (a)(d)                         (2.76%)(b)      0.88%      4.66%      4.29%      0.39%        3.65%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           4.26% ++       4.35%      4.40%      4.10%      3.45%        3.16%++
  Net expenses                    0.92% ++       0.82%      0.82%      0.82%      0.80%        0.78%++
  Expenses (before
     waiver/reimbursement)        1.27% ++       0.88%      0.93%      0.86%      0.98%        0.94%++
Portfolio turnover rate             66% (c)        66%(c)    121%(c)    105%(c)    156%(c)      104%
Net assets at end of
  period (in 000's)             $2,874        $61,775    $57,604    $51,941    $64,351      $48,062




**   Commencement of operations.
++   Annualized.
+++  Less than one cent per share.
(a)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rates not including mortgage dollar rolls are 62%,
     116%, 85% and 62% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





32    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               CLASS I
      ---------------------------------------------------------



                        YEAR ENDED OCTOBER 31,

      ---------------------------------------------------------
        2008        2007        2006         2005        2004
      $  10.70    $  10.69    $  10.69     $  11.07    $  10.89
      --------    --------    --------     --------    --------
          0.51        0.51        0.48         0.40        0.34
         (0.37)       0.02        0.00 +++    (0.31)       0.19
      --------    --------    --------     --------    --------
          0.14        0.53        0.48         0.09        0.53
      --------    --------    --------     --------    --------

         (0.51)      (0.52)      (0.48)       (0.47)      (0.35)
      --------    --------    --------     --------    --------
      $  10.33    $  10.70    $  10.69     $  10.69    $  11.07
      ========    ========    ========     ========    ========
          1.25%       5.07%       4.60%        0.82%       5.01%

          4.74%       4.79%       4.49%        3.79%       3.43%
          0.43%       0.43%       0.43%        0.46%       0.50%
          0.56%       0.53%       0.47%        0.64%       0.66%
            66%(c)     121%(c)     105%(c)      156%(c)     104%
      $381,086    $398,047    $328,259     $265,096    $208,208




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class I shares commenced on January 2, 1991. Class A shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the BIG Index.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions


34    MainStay Indexed Bond Fund
under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities

                                                   mainstayinvestments.com    35
experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Directors and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement, ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.35% on assets up to $1 billion and 0.30% on assets in excess of $1 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $1,695,078 and waived its fees in the amount of $586,400.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

           OCTOBER 31,

   2009        2010        2011         TOTAL
 $123,157    $443,798    $586,400    $1,153,355
-----------------------------------------------



The Fund had $89,759 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations for Class A shares and Class I shares the same as in the April 1, 2008 agreement. Prior to May 1, 2007 NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.



36    MainStay Indexed Bond Fund

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class and Class A shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,082 and $5,911, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class and Class A of $9 and $755, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $669,556.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                       $     1,119     0.0%++
----------------------------------------------------
Class I                        42,231,946    11.1
----------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $31,897.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED       OTHER         UNREALIZED          TOTAL
ORDINARY      CAPITAL       TEMPORARY      APPRECIATION      ACCUMULATED
 INCOME     GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$218,648    $(4,760,891)     $(35,860)     $(16,928,596)    $(21,506,699)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals and premium amortization adjustments.

The other temporary differences are primarily due to distribution payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED      NET REALIZED     ADDITIONAL
NET INVESTMENT     GAIN (LOSS) ON     PAID-IN
 INCOME (LOSS)       INVESTMENTS       CAPITAL
    $213,552          $(213,553)         $1
-----------------------------------------------



The reclassifications for the Fund are primarily due to paydowns gain (loss), mortgage dollar roll income adjustments, premium amortization adjustments and expiration of capital loss carryforwards.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $4,760,891 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

       CAPITAL LOSS                  AMOUNTS
    AVAILABLE THROUGH                (000'S)
          2014                       $4,454
          2015                          307
----------------------------------------------------
                                     $4,761
----------------------------------------------------





                                                   mainstayinvestments.com    37

The Fund utilized $2,135,562 of capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                    2008           2007
Distributions paid from:
  Ordinary Income            $22,752,437    $20,992,492
-------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008 these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of U.S. Government securities were $291,756 and $286,518, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $103,215 and $28,370, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS               SHARES       AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                  163,014   $1,768,776
Shares issued to
  shareholders in
  reinvestment of dividends    6,004       64,262
Shares redeemed              (50,821)    (549,048)
                             --------------------
Net increase in shares
  outstanding before
  conversion                 118,197    1,283,990
Shares converted into
  Investor Class (See Note
  1)                         184,770    2,032,966
Shares converted from
  Investor Class (See Note
  1)                         (25,771)    (277,039)
                             --------------------
Net increase                 277,196   $3,039,917
                             ====================




(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                         SHARES         AMOUNT
Year ended October 31,
  2008:
Shares sold                   3,315,689   $ 35,920,082
Shares issued to
  shareholders in
  reinvestment of dividends     228,054      2,459,074
Shares redeemed              (2,787,908)   (30,156,274)
                             -------------------------
Net increase in shares
  outstanding before
  conversion                    755,835      8,222,882
Shares converted into Class
  A (See Note 1)                 25,867        277,039
Shares converted from Class
  A (See Note 1)               (185,412)    (2,032,966)
                             -------------------------
Net increase                    596,290   $  6,466,955
                             =========================
Year ended October 31,
  2007:
Shares sold                   3,243,032   $ 34,572,588
Shares issued to
  shareholders in
  reinvestment of dividends     211,821      2,252,694
  Shares redeemed            (2,930,358)   (31,144,391)
                             -------------------------
Net increase                    524,495   $  5,680,891
                             =========================




 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                   14,720,758   $ 159,404,379
Shares issued to
  shareholders in
  reinvestment of dividends    1,847,284      19,921,134
  Shares redeemed            (16,890,340)   (182,122,474)
                             ---------------------------
Net decrease                    (322,298)  $  (2,796,961)
                             ===========================
Year ended October 31,
  2007:
Shares sold                   15,160,217   $ 161,526,082
Shares issued to
  shareholders in
  reinvestment of dividends    1,724,203      18,334,688
  Shares redeemed            (10,389,640)   (110,599,536)
                             ---------------------------
Net increase                   6,494,780   $  69,261,234
                             ===========================






38    MainStay Indexed Bond Fund

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 10--SUBSEQUENT EVENT

At a meeting held on December 12, 2008, the Fund's Board of Directors approved a change in the Fund's current primary benchmark from Citigroup Broad Investment Grade Bond Index to Barclays Capital Aggregate Bond Index. As this Fund is an index fund, the Board also approved respective changes to the Fund's investment objective, principal investment strategy, and process. These changes will become effective on or about February 27, 2009. For details regarding these changes, please refer to the prospectus supplement dated December 15, 2008, which is available via the Fund's website mainstayinvestments.com.


The average annual total returns of Barclays Capital Aggregate Bond Index are as follows:

                            1 YEAR    5 YEARS    10 YEARS
Barclays Capital
  Aggregate Bond Index
  (1)                        6.97%      4.42%       5.97%
---------------------------------------------------------




(1) The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays' indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. The Fund has selected the Barclays Capital Aggregate Bond Index as its primary benchmark index in replacement of the Citigroup Broad Investment Grade (BIG) Bond Index. The Fund selected the Barclays Capital Aggregate Bond Index because it believes that this index is more reflective of the Fund's investment style. You cannot invest directly in an index.


                                                   mainstayinvestments.com    39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Indexed Bond Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Indexed Bond Fund of Eclipse Funds Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



40    MainStay Indexed Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreement. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of the Indexed Bond Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all of the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who

                                                   mainstayinvestments.com    41
often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM Equity Investors Group. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund.. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board primarily considered the Fund's investment performance against its benchmark, the Citigroup Broad Investment Grade (BIG) Bond Index.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be


42    MainStay Indexed Bond Fund
realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fee that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fee charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.



                                                   mainstayinvestments.com    43

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2008 should be multiplied by 97.1% for qualified interest income.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at www.mainstayinvestments.com; or on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



44    MainStay Indexed Bond Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   COMPANY                                      COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 --------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Director        Managers and President and                   since September 2008 (3
9/24/60    since           Chief Executive Officer                      funds); Trustee, The
           September       (since April 2008) of New                    MainStay Funds since
           2008            York Life Investment                         September 2008, (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    45

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                     Trustee since 2000,
8/12/51    since 2005      (since 1990)                                Eclipse Funds (3 funds);
           and Director                                                Chairman and Trustee, The
           since                                                       MainStay Funds since 2007
                                                                       (21 funds);  Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Director and    Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Trustee, The MainStay
           Committee       LLP (1989 to 2002);                         Funds since 2006 (21
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2007            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Director        President and Chief                         since 2002 (3 funds);
12/5/41    since 2002      Executive Officer, Babson-                  Trustee, The MainStay
                           United, Inc. (financial                     Funds since 2007 (21
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H.         Director        Capital Management;                         since 2007 (3 funds);
NOLAN,     since 2007      President--Shields/Alli-                    Trustee, The MainStay
JR.                        ance, Alliance Capital                      Funds since 2007 (21
11/16/46                   Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Director        Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   since 2007      (1990 to 1999 and since                     Trustee, The MainStay
2/13/52                    2004), Somerset & Company                   Funds since 1994 (21
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director, Partner
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






46    MainStay Indexed Bond Fund

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Director and    Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Trustee, The MainStay
           Committee       University of Chicago;                      Funds since 2007 (21
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman                         VP Series Fund, Inc.,
                           of the Board, Ygomi LLC                     since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Director        of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   since 2007      (1971 to 1995)                              Trustee, The MainStay
                                                                       Funds since 2007 (21
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, The MainStay Funds,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, The MainStay Funds, MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t--Adminis-     2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           The MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    47

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, The MainStay Funds,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, The MainStay Funds and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, The MainStay Funds and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






48    MainStay Indexed Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175
NYLIM-AO14597         (RECYCLE LOGO)            MS308-08           MSIN11-12/08
                                                                          B3

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERMEDIATE TERM BOND FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERMEDIATE TERM BOND FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       21
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              26
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            33
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  34
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             38
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        38
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       38
---------------------------------------------

DIRECTORS AND OFFICERS                     39

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUC-TUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         (4.51%)   1.91%    3.42%
Excluding sales charges    (0.02)    2.85     3.89




                                                            (With sales charges)

                                 MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                       TERM BOND           AGGREGATE BOND
                                          FUND                 INDEX
                                 ---------------------    ---------------
10/31/98                                  9550                 10000
10/31/99                                  9425                 10053
10/31/00                                  9986                 10787
10/31/01                                 11366                 12358
10/31/02                                 11533                 13085
10/31/03                                 12161                 13727
10/31/04                                 12764                 14486
10/31/05                                 12844                 14651
10/31/06                                 13376                 15411
10/31/07                                 13996                 16240
10/31/08                                 13994                 16290






CLASS A SHARES(3)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         (4.43%)   1.92%    3.43%
Excluding sales charges     0.07     2.87     3.90




                                                            (With sales charges)

                         MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                               TERM BOND           AGGREGATE BOND
                                  FUND                 INDEX
                         ---------------------    ---------------
10/31/98                         23875                 25000
10/31/99                         23563                 25133
10/31/00                         24965                 26968
10/31/01                         28415                 30895
10/31/02                         28834                 32713
10/31/03                         30402                 34318
10/31/04                         31909                 36216
10/31/05                         32111                 36627
10/31/06                         33440                 38527
10/31/07                         34990                 40601
10/31/08                         35015                 40725






CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         (5.59%)   1.74%    3.14%
Excluding sales charges    (0.79)    2.10     3.14




                                                            (With sales charges)

              MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                    TERM BOND           AGGREGATE BOND
                       FUND                 INDEX
              ---------------------    ---------------
10/31/98              10000                 10000
10/31/99               9804                 10053
10/31/00              10306                 10787
10/31/01              11644                 12358
10/31/02              11727                 13085
10/31/03              12274                 13727
10/31/04              12801                 14486
10/31/05              12787                 14651
10/31/06              13230                 15411
10/31/07              13725                 16240
10/31/08              13617                 16290





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         (1.85%)   2.10%    3.14%
Excluding sales charges    (0.89)    2.10     3.14




                                                            (With sales charges)

                                 MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                       TERM BOND           AGGREGATE BOND
                                          FUND                 INDEX
                                 ---------------------    ---------------
10/31/98                                 10000                 10000
10/31/99                                  9804                 10053
10/31/00                                 10306                 10787
10/31/01                                 11644                 12358
10/31/02                                 11727                 13085
10/31/03                                 12274                 13727
10/31/04                                 12801                 14486
10/31/05                                 12788                 14651
10/31/06                                 13230                 15411
10/31/07                                 13740                 16240
10/31/08                                 13618                 16290






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
                           0.39%    3.24%    4.22%





                         MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                               TERM BOND           AGGREGATE BOND
                                  FUND                 INDEX
                         ---------------------    ---------------
10/31/98                         10000                 10000
10/31/99                          9895                 10053
10/31/00                         10509                 10787
10/31/01                         11986                 12358
10/31/02                         12193                 13085
10/31/03                         12887                 13727
10/31/04                         13570                 14486
10/31/05                         13702                 14651
10/31/06                         14345                 15411
10/31/07                         15054                 16240
10/31/08                         15113                 16290







 BENCHMARK PERFORMANCE                                         ONE      FIVE     TEN
                                                              YEAR     YEARS    YEARS
Barclays Capital Aggregate Bond Index(4)                      0.30%     3.48%    5.00%
Average Lipper intermediate investment grade debt fund(5)    (7.01)     1.28     3.73



   recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been lower.
4. Barclays Capital has recently completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses, as part of the transaction has changed the name of the index from "Lehman Brothers" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. The Barclays Capital Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Intermediate Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERMEDIATE TERM BOND FUND
--------------------------------------------------------------------------------
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $966.80         $6.03          $1,019.00         $ 6.19
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $967.80         $4.90          $1,020.20         $ 5.03
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $963.10         $9.77          $1,015.20         $10.03
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $962.20         $9.77          $1,015.20         $10.03
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $969.20         $3.46          $1,021.60         $ 3.56
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.22% for Investor Class, 0.99% for Class A, 1.98% for Class B and Class C and 0.70% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

U.S. Government & Federal Agencies               71.0
Short-Term Investments  (including
  collateral from securities lending of
  $1,855)                                        16.5
Corporate Bonds                                  15.5
Asset-Backed Securities                           3.1
Mortgage-Backed Securities                        3.0
Yankee Bonds                                      1.5
Foreign Government Bonds                          1.0
Municipal Bonds                                   0.5
Preferred Stocks                                0.0++
Common Stocks                                   0.0++
Convertible Preferred Stocks                    0.0++
Liabilities in Excess of Cash and Other
  Assets                                        (12.1)





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Federal National Mortgage Association (Mortgage
        Pass-Through Securities), 4.50%-6.50%, due
        2/1/17-7/1/37
    2. United States Treasury Notes, 3.375%-4.875%, due 9/15/09-8/15/18
    3.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities), 3.00%-6.50%, due 8/1/10-4/1/37
    4.  Government National Mortgage Association
        (Mortgage Pass-Through Securities), 6.00%-6.50%, due 7/15/28-5/1/36
    5.  Federal National Mortgage Association,
        4.625%-6.625%, due 9/15/09-1/2/14
    6. United States Treasury Bonds, 6.25%-8.75%, due 8/15/20-5/15/30
    7.  Freddie Mac Reference REMIC (Collateralized
        Mortgage Obligation), 4.375%, due 4/15/15
    8.  Federal Home Loan Bank, 5.00%, due 11/17/17
    9.  Cisco Systems, Inc., 5.50%, due 2/22/16
   10.  AID-Israel Government Bond, 5.50%, due 12/4/23








8    MainStay Intermediate Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH AND JOSEPH PORTERA OF MACKAY
SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INTERMEDIATE TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned -0.02% for Investor Class shares,(1) 0.07% for Class A shares, -0.79% for Class B shares and -0.89% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned 0.39%. All share classes outperformed the -7.01% return of the average Lipper(2) intermediate investment grade debt fund for the 12-month reporting period. Class I shares outperformed--and all other share classes underperformed--the 0.30% return of the Barclays Capital Aggregate Bond Index,(3) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2008. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, HOW WAS THE FUND POSITIONED IN RELATION TO ITS
PEERS?

As credit channels became impaired and capital constraints forced many traditional large-scale buyers to the sidelines, we recognized that spreads(4) were likely to widen for securities that typically provide higher yields than U.S. Treasurys. Accordingly, we turned cautious on spread (or non-Treasury) product and established a more defensive posture by increasing the Fund's allocation to U.S. Treasury securities. For the entire 12-month reporting period, the Fund was underweight relative to the Barclays Capital Aggregate Bond Index in agency debentures, investment-grade corporate bonds, residential mortgage-backed securities and commercial mortgage-backed securities. We also positioned the Fund for a steeper yield-curve by rotating assets into the five-year maturity segment of the yield curve. The Fund's bias toward a steeper Treasury yield curve contributed meaningfully to the Fund's results.

Duration(5) was only a modest factor in the Fund's performance. We had better success with the Fund's duration posture during the second half of the reporting period, when we correctly anticipated that market volatility would push Treasury yields lower. During that portion of the reporting period, the Fund benefited by keeping its duration longer than the median Lipper peer fund.

WHAT KEY FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Within the Fund's defensive framework, we added value during the reporting period by being nimble and staying sensitive to unfolding events in the financial markets and the economy. We emphasized corporate bonds that had healthy credit fundamentals and operated in industries that tend to be less cyclical. We felt that these industries, such as pipelines and pharmaceuticals, might weather an economic downturn relatively well. The Fund's positions in high-quality corporate issuers with long-standing

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Funds that invest in bonds are subject to credit, inflation and interest-rate and maturities risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases, could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower, as well as the lending institution or other participant from whom the Fund purchased such loan participation interests. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. See additional securities lending disclosure in the Notes to Financial Statements (Note 2.)

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Barclays Capital Aggregate Bond Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                    mainstayinvestments.com    9
stable cash-flow profiles were also solid relative performers.

In the area of securitized product, we favored residential over commercial mortgages. Residential mortgage-backed securities typically offer better liquidity and lower spread volatility. Both of these attributes are coveted in periods of market unrest.

To position the Fund for what we expected to be a sustained housing slowdown, we increased the Fund's investment in higher-coupon residential mortgage-backed securities. These bonds tend to benefit from falling mortgage prepayment rates because the securities earn more coupon income when their principal balance is not declining rapidly.

We also kept our residential mortgage exposure simple by maintaining the bulk of the Fund's holdings in agency residential pass-throughs. We believe our decision to avoid collateralized mortgage obligations helped the Fund's performance relative to its peers. Indeed, the Fund avoided much of the financial engineering that embroiled the markets during the reporting period by holding no positions in collateralized debt obligations, structured investment vehicles or asset-backed commercial paper.

Toward the end of the reporting period, we began to selectively allocate dollars to sectors, such as money-center banks and brokerage firms, where we believed that improvements in general market tone and financing conditions would likely be felt first. In the first half of 2008, market dislocations attracted us to sectors where values have formerly been less than compelling. In the auction-rate securities market, for example, a lack of sponsorship from traditional buyers caused gridlock and pushed yields to what we believed to be highly attractive levels.

WHAT OTHER FACTORS AFFECTED PERFORMANCE DURING THE REPORTING PERIOD?

Tempering the Fund's gains during the reporting period were long-standing strategic overweight positions relative to the benchmark in high-yield corporate bonds and asset-backed securities. In these sectors, we felt it prudent to weather the market's gyrations and preserve the sectors' total-return potential, rather than sell when the market was weak. Maintaining the Fund's exposure to these sectors also provided a measure of risk control by partially hedging against the Fund's defensive posture in the event of a sudden market turnaround.

After the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship, we unwound some of our earlier trades and rotated dollars from Treasurys to agency debentures and mortgage pass-through securities. The move was designed to take advantage of moderating credit risk in agency-related issues. The agency-debenture trade had good results, but the mortgage trade had a sluggish response. We believed that new initiatives by the Treasury to lower primary mortgage rates did not gain sufficient traction during the reporting period to advance our sector overweight relative to the benchmark.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Intermediate Term Bond Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 95.6%+
ASSET-BACKED SECURITIES 3.1%
----------------------------------------------------------------

AUTOMOBILE 0.1%
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  4.66%, due 1/15/12 (a)             $   205,000   $     186,484

                                                   -------------

CONSUMER FINANCE 0.4%
Harley-Davidson Motorcycle
  Trust Series 2007-1, Class
  A3
  5.22%, due 3/15/12                     730,000         726,414

                                                   -------------

CONSUMER LOANS 0.4%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                    675,000         571,794

                                                   -------------

CREDIT CARDS 1.2%
Bank of America Credit Card
  Trust
  Series 2006-C4, Class C4
  4.79%, due 11/15/11 (a)                465,000         440,779
Chase Issuance Trust
  Series 2006-C4, Class C4
  4.85%, due 1/15/14 (a)                 750,000         565,192
Citibank Credit Card Issuance
  Trust
  Series 2006-C4, Class C4
  4.33%, due 1/9/12 (a)                  820,000         734,645
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  2.69%, due 3/27/11
  (a)(b)(c)                              285,000         258,475
                                                   -------------
                                                       1,999,091

                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.6%
Dominos Pizza Master Issuer
  LLC
  Series 2007-1, Class A2
  5.261%, due 4/25/37 (d)                550,000         452,174
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (d)                395,000         331,966
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (b)(d)             149,306         136,032
                                                   -------------
                                                         920,172
                                                   -------------

HOME EQUITY 0.4%
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (e)                295,000         286,294
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (e)                450,000         437,632
                                                   -------------
                                                         723,926
                                                   -------------
Total Asset-Backed Securities
  (Cost $5,771,915)                                    5,127,881

                                                   -------------

CORPORATE BONDS 15.5%
----------------------------------------------------------------

ADVERTISING 0.0%++
Lamar Media Corp.
  7.25%, due 1/1/13                       20,000          15,700

                                                   -------------

AEROSPACE & DEFENSE 0.7%
Hawker Beechcraft Acquisition
  Co. LLC/Hawker Beechcraft
  Co.
  8.50%, due 4/1/15                       10,000           6,000
  9.75%, due 4/1/17                        5,000           2,800
United Technologies Corp.
  6.125%, due 7/15/38                  1,330,000       1,147,160
                                                   -------------
                                                       1,155,960

                                                   -------------

AGRICULTURE 0.0%++
Reynolds American, Inc.
  7.625%, due 6/1/16                      12,000           9,844

                                                   -------------

AIRLINES 0.0%++
Delta Air Lines, Inc. (Escrow
  Shares)
  2.875%, due 2/6/24 (f)                  10,000             225
  2.875%, due 2/18/24 (d)(f)               5,000             113
  8.00%, due 6/3/23 (f)                   20,000             450
  8.30%, due 12/15/29 (f)                 10,000             212
Northwest Airlines, Inc.
  (Escrow Shares)
  8.875%, due 12/31/08 (f)                 5,000               6
  10.00%, due 2/1/09 (f)                  10,000              13
                                                   -------------
                                                           1,019

                                                   -------------

APPAREL 0.0%++
Unifi, Inc.
  11.50%, due 5/15/14                     10,000           7,200

                                                   -------------

AUTO PARTS & EQUIPMENT 0.0%++
FleetPride Corp.
  11.50%, due 10/1/14 (d)                 25,000          22,500
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11                     14,000          11,830


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest issuers, as of October 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AUTO PARTS & EQUIPMENT (CONTINUED)
Lear Corp.
  Series B
  8.50%, due 12/1/13                 $     8,000   $       3,040
  8.75%, due 12/1/16                       7,000           2,590
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                    10,000           4,725
                                                   -------------
                                                          44,685

                                                   -------------

BANKS 1.1%
Bank of America Corp.
  5.65%, due 5/1/18                    1,000,000         859,531
HSBC Bank USA N.A.
  4.625%, due 4/1/14                     410,000         352,102
USB Capital IX
  6.189%, due 4/15/49 (a)                470,000         244,400
Wells Fargo & Co.
  5.25%, due 10/23/12                    400,000         382,760
                                                   -------------
                                                       1,838,793

                                                   -------------

BEVERAGES 0.7%
Coca-Cola Enterprises, Inc.
  7.375%, due 3/3/14                     690,000         700,004
Constellation Brands, Inc.
  7.25%, due 5/15/17                      15,000          12,450
PepsiCo, Inc./NC
  7.90%, due 11/1/18                     425,000         448,380
                                                   -------------
                                                       1,160,834

                                                   -------------

BUILDING MATERIALS 0.2%
USG Corp.
  6.30%, due 11/15/16                    630,000         378,000

                                                   -------------

CHEMICALS 0.0%++
MacDermid, Inc.
  9.50%, due 4/15/17 (d)                  10,000           5,300
Mosaic Global Holdings, Inc.
  7.375%, due 12/1/14 (d)                 15,000          13,113
  7.625%, due 12/1/16 (d)                 15,000          13,099
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (d)                  10,000           8,500
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12 (g)                  15,000           3,300
                                                   -------------
                                                          43,312

                                                   -------------

COAL 0.0%++
Peabody Energy Corp.
  7.375%, due 11/1/16                     10,000           8,450
  7.875%, due 11/1/26                     15,000          11,737
                                                   -------------
                                                          20,187
                                                   -------------

COMMERCIAL SERVICES 0.0%++
Cardtronics, Inc.
  9.25%, due 8/15/13                      15,000          11,775
iPayment, Inc.
  9.75%, due 5/15/14                      10,000           7,500
Service Corp. International
  7.375%, due 10/1/14                     10,000           8,175
  7.625%, due 10/1/18                     10,000           7,850
                                                   -------------
                                                          35,300

                                                   -------------

COMPUTERS 0.6%
International Business
  Machines Corp.
  7.625%, due 10/15/18                   905,000         936,467
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                      15,000          14,625
  4.875%, due 1/15/14                     10,000           7,700
  9.125%, due 8/15/13                     10,000           8,300
                                                   -------------
                                                         967,092
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 2.5%
American General Finance
  Corp.
  6.90%, due 12/15/17                    350,000         126,666
AmeriCredit Corp.
  8.50%, due 7/1/15                       15,000          10,987
General Motors Acceptance
  Corp. LLC
  5.625%, due 5/15/09                    990,000         839,527
  8.00%, due 11/1/31                      46,000          20,856
Goldman Sachs Group, Inc.
  (The)
  5.95%, due 1/18/18                     700,000         570,861
Harley-Davidson Funding Corp.
  6.80%, due 6/15/18 (d)                 755,000         600,113
LaBranche & Co., Inc.
  11.00%, due 5/15/12                      5,000           4,450
Morgan Stanley
  5.05%, due 1/21/11                     695,000         633,215
  6.75%, due 4/15/11                   1,090,000       1,017,102
OMX Timber Finance
  Investments LLC
  Series 1
  5.42%, due 1/29/20
  (b)(c)(d)                              255,000         176,644
                                                   -------------
                                                       4,000,421

                                                   -------------

ELECTRIC 0.6%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                       45,026          47,277
Appalachian Power Co.
  5.65%, due 8/15/12                     400,000         380,163
NRG Energy, Inc.
  7.25%, due 2/1/14                        5,000           4,375
  7.375%, due 2/1/16                      10,000           8,625
NSG Holdings LLC/NSG
  Holdings, Inc.
  7.75%, due 12/15/25 (d)                 10,000           8,400



12    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
PPL Energy Supply LLC
  6.50%, due 5/1/18                  $   600,000   $     467,542
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                      15,000          13,650
Reliant Energy, Inc.
  7.625%, due 6/15/14                      5,000           3,850
  7.875%, due 6/15/17                     30,000          22,950
                                                   -------------
                                                         956,832

                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.0%++
Belden, Inc.
  7.00%, due 3/15/17                      15,000          11,475

                                                   -------------

ENTERTAINMENT 0.1%
Gaylord Entertainment Co.
  8.00%, due 11/15/13                     20,000          13,650
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                      15,000           6,450
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                     30,000          26,400
Penn National Gaming, Inc.
  6.75%, due 3/1/15                       25,000          19,375
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                       30,000          22,800
Vail Resorts, Inc.
  6.75%, due 2/15/14                      30,000          22,950
                                                   -------------
                                                         111,625

                                                   -------------

ENVIRONMENTAL CONTROLS 0.0%++
Geo Sub Corp.
  11.00%, due 5/15/12                     20,000          17,100

                                                   -------------

FINANCE--AUTO LOANS 0.0%++
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09                    10,000           8,301

                                                   -------------

FINANCE--OTHER SERVICES 0.0%++
American Real Estate
  Partners, L.P./American
  Real Estate Finance Corp.
  7.125%, due 2/15/13                     30,000          18,900
  8.125%, due 6/1/12                      50,000          34,000
                                                   -------------
                                                          52,900

                                                   -------------

FOOD 0.0%++
Stater Brothers Holdings
  7.75%, due 4/15/15                      15,000          12,300
                                                   -------------

FOREST PRODUCTS & PAPER 0.0%++
Bowater, Inc.
  9.375%, due 12/15/21                    40,000          10,400
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (d)                  15,000          11,025
  7.125%, due 1/15/17 (d)                  7,000           4,865
  8.875%, due 5/15/31                     50,000          32,250
                                                   -------------
                                                          58,540

                                                   -------------

HAND & MACHINE TOOLS 0.0%++
Baldor Electric Co.
  8.625%, due 2/15/17                     15,000          11,475

                                                   -------------

HEALTH CARE--PRODUCTS 0.1%
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15                      20,000          11,600
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                     10,000           8,000
Hanger Orthopedic Group, Inc.
  10.25%, due 6/1/14                      15,000          13,650
Invacare Corp.
  9.75%, due 2/15/15                      15,000          13,500
Universal Hospital Services,
  Inc.
  6.303%, due 6/1/15 (a)                   5,000           3,400
  8.50%, due 6/1/15 (h)                    5,000           4,000
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (h)                 15,000           8,925
                                                   -------------
                                                          63,075

                                                   -------------

HEALTH CARE--SERVICES 0.7%
Alliance Imaging, Inc.
  7.25%, due 12/15/12                      5,000           4,300
Centene Corp.
  7.25%, due 4/1/14                        8,000           6,440
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                     35,000          29,312
HCA, Inc.
  6.30%, due 10/1/12                      10,000           6,850
  8.75%, due 9/1/10                        5,000           4,400
Highmark, Inc.
  6.80%, due 8/15/13 (b)(d)              920,000         972,135
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                      10,000           8,225
Vanguard Health Holding Co.
  II LLC
  9.00%, due 10/1/14                      15,000          12,450
                                                   -------------
                                                       1,044,112

                                                   -------------

HOLDING COMPANY--DIVERSIFIED 0.0%++
Susser Holdings LLC
  10.625%, due 12/15/13                   10,000           8,500
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HOUSEHOLD PRODUCTS & WARES 0.0%++
ACCO Brands Corp.
  7.625%, due 8/15/15                $    10,000   $       5,750
Jarden Corp.
  7.50%, due 5/1/17                       10,000           7,450
Libbey Glass, Inc.
  9.928%, due 6/1/11 (a)                  10,000           6,450
                                                   -------------
                                                          19,650

                                                   -------------

INSURANCE 0.3%
Crum & Forster Holdings Corp.
  7.75%, due 5/1/17                       30,000          20,850
Fund American Cos., Inc.
  5.875%, due 5/15/13                    270,000         202,881
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (d)                 30,000          22,500
Travelers Cos., Inc. (The)
  6.25%, due 3/15/37 (a)                 475,000         283,125
USI Holdings Corp.
  6.679%, due 11/15/14 (a)(d)              5,000           3,156
  9.75%, due 5/15/15 (d)                  10,000           6,300
                                                   -------------
                                                         538,812

                                                   -------------

LODGING 0.2%
Boyd Gaming Corp.
  7.125%, due 2/1/16                      50,000          31,000
  7.75%, due 12/15/12                     25,000          20,500
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                        5,000           2,775
  9.75%, due 4/1/10                        5,000           3,500
Seminole Hard Rock
  Entertainment, Inc./
  Seminole Hard Rock
  International LLC
  5.319%, due 3/15/14 (a)(d)              10,000           6,600
Wyndham Worldwide Corp.
  6.00%, due 12/1/16                     345,000         226,400
                                                   -------------
                                                         290,775

                                                   -------------

MACHINERY--CONSTRUCTION & MINING 0.0%++
Caterpillar, Inc.
  6.05%, due 8/15/36                      55,000          43,712

                                                   -------------

MEDIA 0.7%
ION Media Networks, Inc.
  8.003%, due 1/15/12 (a)(d)              10,000           5,500
  11.003%, due 1/15/13 (a)(d)              6,412           2,244
Morris Publishing Group LLC
  7.00%, due 8/1/13                       15,000           1,500
News America Holdings, Inc.
  8.00%, due 10/17/16                    685,000         652,908
Rainbow National Services LLC
  8.75%, due 9/1/12 (d)                   15,000          13,200
Time Warner Entertainment
  Co., L.P.
  10.15%, due 5/1/12                     396,000         406,203
Ziff Davis Media, Inc.
  (Escrow Shares)
  (zero coupon), due 5/1/12
  (b)(c)(f)                               30,000           1,875
  8.801%, due 7/15/11
  (a)(b)(c)(f)                             7,273           6,182
                                                   -------------
                                                       1,089,612

                                                   -------------

METAL FABRICATE & HARDWARE 0.0%++
Mueller Water Products, Inc.
  7.375%, due 6/1/17                      15,000           9,825
Neenah Foundary Co.
  9.50%, due 1/1/17                       20,000          11,900
                                                   -------------
                                                          21,725

                                                   -------------

MINING 0.5%
Alcoa, Inc.
  5.90%, due 2/1/27                      560,000         357,343
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                       10,000           8,000
  8.375%, due 4/1/17                      20,000          15,700
Vulcan Materials Co.
  6.30%, due 6/15/13                     500,000         471,942
                                                   -------------
                                                         852,985

                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.0%++
Actuant Corp.
  6.875%, due 6/15/17                     10,000           8,550
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                       20,000          13,800
                                                   -------------
                                                          22,350

                                                   -------------

OFFICE & BUSINESS EQUIPMENT 0.5%
Xerox Corp.
  7.625%, due 6/15/13                  1,000,000         756,147

                                                   -------------

OIL & GAS 1.1%
Chaparral Energy, Inc.
  8.50%, due 12/1/15                      25,000          12,750
Chesapeake Energy Corp.
  6.50%, due 8/15/17                      20,000          14,725
  7.625%, due 7/15/13                    450,000         382,500
Enterprise Products
  Operating, L.P.
  4.95%, due 6/1/10                    1,100,000       1,046,516
Forest Oil Corp.
  7.25%, due 6/15/19                      20,000          13,600
  8.00%, due 12/15/11                     10,000           8,900
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (d)                    5,000           3,650



14    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
Mariner Energy, Inc.
  7.50%, due 4/15/13                 $    25,000   $      17,250
Newfield Exploration Co.
  6.625%, due 4/15/16                     15,000          11,100
Parker Drilling Co.
  9.625%, due 10/1/13                     15,000          12,525
Pemex Project Funding Master
  Trust
  6.625%, due 6/15/35                    205,000         152,723
Regency Energy Partners/
  Regency Energy Finance
  Corp.
  8.375%, due 12/15/13                    16,000          12,160
Stone Energy Corp.
  6.75%, due 12/15/14                     10,000           6,400
Whiting Petroleum Corp.
  7.00%, due 2/1/14                       20,000          14,200
  7.25%, due 5/1/13                        5,000           3,750
                                                   -------------
                                                       1,712,749

                                                   -------------

OIL & GAS SERVICES 0.0%++
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                       10,000           6,000
  9.00%, due 1/15/14                      10,000           6,500
Complete Production Services,
  Inc.
  8.00%, due 12/15/16                     25,000          17,000
                                                   -------------
                                                          29,500

                                                   -------------

PHARMACEUTICALS 1.1%
Eli Lilly & Co.
  5.55%, due 3/15/37                     600,000         488,696
GlaxoSmithKline Capital, Inc.
  5.65%, due 5/15/18                     470,000         416,518
Medco Health Solutions, Inc.
  6.125%, due 3/15/13                    120,000         123,003
  7.25%, due 8/15/13                     155,000         148,249
NBTY, Inc.
  7.125%, due 10/1/15                     10,000           7,500
Pharmacia Corp.
  6.50%, due 12/1/18                     520,000         509,462
                                                   -------------
                                                       1,693,428

                                                   -------------

PIPELINES 1.0%
Copano Energy LLC
  8.125%, due 3/1/16                      10,000           7,350
El Paso Natural Gas Co.
  7.50%, due 11/15/26                      5,000           3,811
MarkWest Energy Partners,
  L.P./
  MarkWest Energy Finance
  Corp.
  Series B
  6.875%, due 11/1/14                     20,000          14,450
Nustar Logistics
  7.65%, due 4/15/18                     200,000         163,249
Plains All American Pipeline,
  L.P./
  PAA Finance Corp.
  7.75%, due 10/15/12                  1,620,000       1,490,889
                                                   -------------
                                                       1,679,749

                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.1%
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14                     10,000           7,450
Host Marriott, L.P.
  6.375%, due 3/15/15                     15,000          10,875
  Series Q
  6.75%, due 6/1/16                       15,000          10,875
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                       20,000          16,600
Trustreet Properties, Inc.
  7.50%, due 4/1/15                       25,000          24,856
                                                   -------------
                                                          70,656

                                                   -------------

RETAIL 0.9%
CVS Caremark Corp.
  5.789%, due 1/10/26 (d)                100,448          74,317
  6.302%, due 6/1/37 (a)                 560,000         392,000
Rite Aid Corp.
  8.625%, due 3/1/15                      16,000           5,680
  9.375%, due 12/15/15                    15,000           5,550
Star Gas Partners, L.P./
  Star Gas Finance Co.
  Series B
  10.25%, due 2/15/13                     13,000           9,490
Wal-Mart Stores, Inc.
  6.50%, due 8/15/37                     285,000         255,817
Yum! Brands, Inc.
  6.25%, due 3/15/18                     895,000         676,847
                                                   -------------
                                                       1,419,701

                                                   -------------

TELECOMMUNICATIONS 1.6%
Centennial Cellular Operating
  Co./
  Centennial Communications
  Corp.
  10.125%, due 6/15/13                     5,000           4,425
V  Cisco Systems, Inc.
  5.50%, due 2/22/16                   1,785,000       1,654,584
GCI, Inc.
  7.25%, due 2/15/14                      15,000          12,000
iPCS, Inc.
  4.926%, due 5/1/13 (a)                   5,000           3,850
Lucent Technologies, Inc.
  5.50%, due 11/15/08                     20,000          19,600
  6.45%, due 3/15/29                      60,000          29,400
PAETEC Holding Corp.
  9.50%, due 7/15/15                      10,000           5,675


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                 $    10,000   $       8,075
Qwest Corp.
  7.50%, due 10/1/14                      10,000           7,700
  8.875%, due 3/15/12                     20,000          17,500
Verizon Communications, Inc.
  8.75%, due 11/1/18                     800,000         816,880
                                                   -------------
                                                       2,579,689

                                                   -------------

TEXTILES 0.0%++
INVISTA
  9.25%, due 5/1/12 (d)                   30,000          24,900
                                                   -------------

TRANSPORTATION 0.2%
Atlantic Express
  Transportation Corp.
  11.626%, due 4/15/12 (a)                 5,000           2,475
Union Pacific Corp.
  6.125%, due 1/15/12                    280,000         267,684
                                                   -------------
                                                         270,159

                                                   -------------

TRUCKING & LEASING 0.0%++
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                     15,000          11,438
                                                   -------------
Total Corporate Bonds
  (Cost $29,514,018)                                  25,162,319
                                                   -------------

FOREIGN GOVERNMENT BONDS 1.0%
----------------------------------------------------------------

ISRAEL 1.0%
V  AID-Israel Government Bond
  5.50%, due 12/4/23                   1,570,000       1,626,062

                                                   -------------

VENEZUELA 0.0%++
Republic of Venezuela
  6.00%, due 12/9/20                     169,000          70,135
                                                   -------------
Total Foreign Government
  Bonds
  (Cost $1,781,057)                                    1,696,197

                                                   -------------

MORTGAGE-BACKED SECURITIES 3.3%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 3.0%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                   750,000         705,030
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  3.489%, due 12/25/36
  (a)(b)(d)                              231,448         197,481
Commercial Mortgage Loan
  Trust
  6.02%, due 12/10/49                    990,000         760,072
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (d)               470,000         318,638
GS Mortgage Securities Corp.
  II
  Series 2007-GG10, Class A4
  5.799%, due 8/10/45                  1,320,000         992,844
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                    600,000         592,820
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                   286,205         280,991
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  2.80%, due 2/25/42
  (a)(b)(c)(d)                           490,730         468,647
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36 (c)(d)            160,000         144,825
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                     68,481          67,508
  Series 2007-C33, Class A4
  5.903%, due 2/15/51                    990,000         750,388
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $5,901,171)                                    5,279,244

                                                   -------------

MUNICIPAL BONDS 0.5%
----------------------------------------------------------------

TEXAS 0.3%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)                 390,000         385,971

                                                   -------------

WEST VIRGINIA 0.2%
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                     440,000         377,762
                                                   -------------
Total Municipal Bonds
  (Cost $830,000)                                        763,733

                                                   -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 70.7%
----------------------------------------------------------------

FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                     385,530         391,345
                                                   -------------



16    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

V  FEDERAL HOME LOAN BANK
  1.0%
  5.00%, due 11/17/17                $ 1,710,000   $   1,669,842
                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION 0.8%
  5.625%, due 11/23/35                   400,000         374,094
  5.75%, due 6/27/16                     930,000         894,600
                                                   -------------
                                                       1,268,694

                                                   -------------
  FEDERAL HOME LOAN MORTGAGE
  CORPORATION
  (MORTGAGE PASS-THROUGH
  SECURITIES) 7.7%
  3.00%, due 8/1/10                      266,712         263,513
  5.00%, due 8/1/33                    1,919,041       1,820,370
  5.028%, due 6/1/35 (a)               1,254,033       1,256,848
  5.50%, due 1/1/21                      751,599         749,664
  5.50%, due 2/1/33                    1,354,368       1,326,263
  5.50%, due 7/1/34                    1,878,144       1,836,159
  5.50%, due 1/1/36                    1,761,491       1,719,913
  5.50%, due 9/1/36                      887,391         866,029
  6.00%, due 2/1/27                      550,557         551,757
  6.00%, due 3/1/36                    1,091,166       1,090,211
  6.50%, due 4/1/37                      986,092       1,000,020
                                                   -------------
                                                      12,480,747

                                                   -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION 3.5%
  4.625%, due 5/1/13                   2,605,000       2,521,145
  5.125%, due 1/2/14                     550,000         537,389
  6.25%, due 2/1/11                      140,000         145,184
  6.625%, due 9/15/09                  2,455,000       2,528,147
                                                   -------------
                                                       5,731,865

                                                   -------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 33.8%
  4.50%, due 4/1/18                      463,807         445,720
  4.50%, due 7/1/18                    1,369,879       1,316,457
  4.50%, due 11/1/18                   2,047,297       1,967,457
  5.00%, due 9/1/17                      769,114         758,829
  5.00%, due 9/1/20                      686,423         672,524
  5.00%, due 10/1/20                     689,957         675,987
  5.00%, due 12/1/20                   1,404,985       1,376,537
  5.00%, due 7/1/35                    1,594,684       1,512,192
  5.00%, due 1/1/36                    1,352,413       1,282,453
  5.00%, due 2/1/36                      609,108         577,599
  5.00%, due 5/1/36                    4,424,535       4,195,658
  5.00%, due 5/1/36 TBA (j)              460,000         435,706
  5.00%, due 6/1/36                    1,521,869       1,442,431
  5.00%, due 9/1/36                    1,539,709       1,460,061
  5.50%, due 2/1/17                      577,530         579,832
  5.50%, due 6/1/21                    2,969,557       2,963,765
  5.50%, due 6/1/33                    2,938,267       2,877,513
  5.50%, due 11/1/33                   1,426,562       1,397,065
  5.50%, due 12/1/33                   1,010,633         989,737
  5.50%, due 6/1/34                    1,080,636       1,057,617
  5.50%, due 3/1/35                    1,926,902       1,885,855
  5.50%, due 6/1/35 TBA (j)            3,630,000       3,546,056
  5.50%, due 4/1/36                    2,472,031       2,417,827
  5.50%, due 1/1/37                    1,956,346       1,912,532
  5.50%, due 7/1/37                    2,011,983       1,966,810
  6.00%, due 8/1/17                       85,048          86,025
  6.00%, due 1/1/33                      526,236         528,018
  6.00%, due 3/1/33                      533,673         534,979
  6.00%, due 9/1/35                    1,123,654       1,123,947
  6.00%, due 2/1/36 TBA (j)            9,130,000       9,124,294
  6.00%, due 6/1/36                    1,255,912       1,256,043
  6.00%, due 4/1/37                      934,977         920,904
  6.50%, due 6/1/31                      103,792         106,069
  6.50%, due 8/1/31                       94,772          96,851
  6.50%, due 10/1/31                      69,952          71,487
  6.50%, due 6/1/32                      109,165         111,390
  6.50%, due 4/1/35 TBA (j)              795,000         804,192
  6.50%, due 2/1/37                      443,355         449,662
                                                   -------------
                                                      54,928,081

                                                   -------------

FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.3%
  Series 2632, Class NH
  3.50%, due 6/15/13                     502,561         494,770

                                                   -------------

  FREDDIE MAC REFERENCE REMIC
  (COLLATERALIZED MORTGAGE OBLIGATION) 1.0%
  Series R001, Class AE
  4.375%, due 4/15/15                  1,690,772       1,677,595

                                                   -------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 3.9%
  6.00%, due 2/15/29                      66,604          67,203
  6.00%, due 4/15/29                     302,836         305,372
  6.00%, due 8/15/32                     656,993         660,327
  6.00%, due 5/1/36 TBA (j)            2,360,000       2,360,000
  6.50%, due 7/15/28                      71,888          72,985
  6.50%, due 5/15/29                      36,506          37,053
  6.50%, due 3/1/34 TBA (j)            2,830,000       2,860,069
                                                   -------------
                                                       6,363,009

                                                   -------------
  UNITED STATES TREASURY BONDS 3.2%
  6.25%, due 5/15/30                   2,735,000       3,305,931
  6.875%, due 8/15/25                    830,000       1,033,804
  8.75%, due 8/15/20                     620,000         840,342
                                                   -------------
                                                       5,180,077

                                                   -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
  UNITED STATES TREASURY NOTES 15.3%
  3.375%, due 9/15/09                $ 1,975,000   $   2,009,408
  3.375%, due 6/30/13                  3,695,000       3,805,562
  3.875%, due 9/15/10                  1,700,000       1,778,890
  3.875%, due 2/15/13                  1,070,000       1,130,521
  4.00%, due 8/15/18                   1,535,000       1,537,038
  4.50%, due 11/15/15                  1,170,000       1,237,732
  4.75%, due 8/15/17                   4,054,000       4,290,908
  4.875%, due 7/31/11                     45,000          48,807
  4.875%, due 8/15/16                  8,445,000       8,999,862
                                                   -------------
                                                      24,838,728
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $116,333,093)                                115,024,753
                                                   -------------

YANKEE BONDS 1.5% (K)
----------------------------------------------------------------

BANKS 0.1%
ATF Capital B.V.
  9.25%, due 2/21/14 (d)                 180,000          95,400
                                                   -------------

BEVERAGES 0.2%
Companhia Brasileira de
  Bebidas
  10.50%, due 12/15/11                   330,000         334,125

                                                   -------------

BUILDING MATERIALS 0.1%
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (d)                420,000         126,000

                                                   -------------

CHEMICALS 0.0%++
Nova Chemicals Corp.
  5.953%, due 11/15/13 (a)                 5,000           3,350

                                                   -------------

COMMERCIAL SERVICES 0.0%++
Quebecor World, Inc.
  9.75%, due 1/15/15 (d)(i)               15,000           2,100

                                                   -------------

ELECTRIC 0.2%
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (d)                305,000         282,332

                                                   -------------

FOREST PRODUCTS & PAPER 0.0%++
Catalyst Paper Corp.
  7.375%, due 3/1/14                      15,000           7,800
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                     35,000          25,550
                                                   -------------
                                                          33,350
                                                   -------------

INSURANCE 0.1%
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18                     20,000          15,200
  8.30%, due 4/15/26                      15,000          11,250
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (d)                 250,000         239,319
                                                   -------------
                                                         265,769

                                                   -------------

IRON & STEEL 0.1%
Steel Capital S.A. for OAO
  Severstal
  9.75%, due 7/29/13 (d)                 235,000          98,700

                                                   -------------

MEDIA 0.1%
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (d)                230,000         172,844
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (d)                   15,000           9,150
Quebecor Media, Inc.
  7.75%, due 3/15/16                      10,000           6,925
Videotron, Ltee
  6.375%, due 12/15/15                    15,000          11,400
                                                   -------------
                                                         200,319

                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.1%
Siemens
  Financieringsmaatschappij
  N.V.
  6.125%, due 8/17/26 (d)                265,000         214,874

                                                   -------------

OIL & GAS 0.3%
Citic Resources Finance, Ltd.
  6.75%, due 5/15/14 (d)                 200,000         104,000
Gazprom International S.A.
  7.201%, due 2/1/20 (d)                 338,103         236,672
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (d)                 285,000         125,400

                                                   -------------
                                                         466,072

                                                   -------------

PHARMACEUTICALS 0.0%++
Angiotech Pharmaceuticals,
  Inc.
  6.56%, due 12/1/13 (a)                   5,000           3,050

                                                   -------------

TELECOMMUNICATIONS 0.2%
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                     10,000           7,800
Nortel Networks, Ltd.
  10.75%, due 7/15/16                     10,000           5,275
Rogers Wireless, Inc.
  9.625%, due 5/1/11                      50,000          52,018
Satelites Mexicanos S.A. de
  C.V.
  12.512%, due 11/30/11 (a)               15,000           8,100



18    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Vodafone Group PLC
  4.625%, due 7/15/18                $   400,000   $     293,951
                                                   -------------
                                                         367,144
                                                   -------------

TRANSPORTATION 0.0%++
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14                       5,000           3,913
                                                   -------------
Total Yankee Bonds
  (Cost $3,664,396)                                    2,496,498
                                                   -------------
Total Long-Term Bonds
  (Cost $163,795,650)                                155,550,625

                                                   -------------



                                          Shares
COMMON STOCKS 0.0%++
----------------------------------------------------------------

AIRLINES 0.0%++
Delta Air Lines, Inc. (f)                    558           6,127
                                                   -------------

MEDIA 0.0%++
Ziff Davis Media, Inc.
  (Physical certificates)
  (b)(c)                                      59               1
                                                   -------------
Total Common Stocks
  (Cost $10,191)                                           6,128
                                                   -------------

CONVERTIBLE PREFERRED STOCK 0.0%++
----------------------------------------------------------------

SOFTWARE 0.0%++
QuadraMed Corp. (b)(d)(l)
  5.50%                                      100           1,309
                                                   -------------
Total Convertible Preferred
  Stock
  (Cost $1,800)                                            1,309

                                                   -------------

PREFERRED STOCK 0.0%++
----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS 0.0%++
Sovereign Real Estate
  Investment Corp.
  12.00% (b)(d)                               50          47,625
                                                   -------------
Total Preferred Stock
  (Cost $76,801)                                          47,625

                                                   -------------

SHORT-TERM INVESTMENTS 16.5%
----------------------------------------------------------------

INVESTMENT COMPANY 0.0%++
State Street Navigator
  Securities
  Lending Prime Portfolio (m)              1,855           1,855
                                                   -------------
Total Investment Company
  (Cost $1,855)                                            1,855
                                                   -------------


                                       Principal
                                          Amount           Value
REPURCHASE AGREEMENT 16.5%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $26,826,033 (Collateralized
  by a Federal Home Loan Bank
  Security with a rate of
  3.351% and a maturity date
  of 1/23/09 with a
  Principal Amount of
  $27,365,000 and a Market
  Value of $27,365,000)              $26,825,809   $  26,825,809
                                                   -------------
Total Repurchase Agreement
  (Cost $26,825,809)                                  26,825,809
                                                   -------------
Total Short-Term Investments
  (Cost $26,827,664)                                  26,827,664
                                                   -------------
Total Investments
  (Cost $190,712,106) (n)                  112.1%    182,433,351
Liabilities in Excess of
  Cash and Other Assets                    (12.1)    (19,718,795)
                                           -----    ------------
Net Assets                                 100.0%  $ 162,714,556
                                           =====    ============






++   Less than one-tenth of a percent.
+++  On a daily basis NYLIM confirms that the
     value of the Fund's liquid assets
     (liquid, portfolio securities and cash)
     is sufficient to cover its potential
     senior securities (e.g., futures, swaps,
     options).
(a)  Floating rate.  Rate shown is the rate in
     effect at October 31, 2008.
(b)  Illiquid security.  The total market
     value of these securities at October 31,
     2008 is $2,266,406, which represents 1.4%
     of the Fund's net assets.
(c)  Fair valued security. The total market
     value of these securities at October 31,
     2008 is $1,056,649, which represents 0.6%
     of the Fund's net assets.
(d)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(e)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at October 31,
     2008 is $723,926, which represents 0.4%
     of the Fund's net assets.
(f)  Non-income producing security.
(g)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $1,815; cash collateral of $1,855
     (included in liabilities) was received
     with which the Fund purchased highly
     liquid short-term investments.
(h)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(i)  Issue in default.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

(j)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2008 is $19,130,317, which represents 11.8% of the Fund's net
     assets. All or a portion of these
     securities were acquired under a mortgage dollar roll agreement.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(l)  Restricted security.
(m) Represents a security or portion thereof, purchased with cash collateral received from securities on loan.
(n)  At October 31, 2008, cost is $190,743,320
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $   676,001
Gross unrealized depreciation       (8,985,970)
                                   -----------
Net unrealized depreciation        $(8,309,969)
                                   ===========






20    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $163,886,297)
  including $1,815 market value of
  securities loaned                  $155,607,542
Repurchase agreement, at value
  (identified cost $26,825,809)        26,825,809
Cash                                        1,058
Receivables:
  Investment securities sold            1,480,928
  Dividends and interest                1,429,783
  Fund shares sold                        170,326
Other assets                               29,795
                                     ------------
     Total assets                     185,545,241
                                     ------------
LIABILITIES:
Securities lending collateral               1,855
Payables:
  Investment securities purchased      22,438,522
  Fund shares redeemed                     94,016
  Manager (See Note 3)                     53,867
  Shareholder communication                47,154
  Professional fees                        36,482
  Custodian                                22,878
  Transfer agent (See Note 3)              15,281
  NYLIFE Distributors (See Note 3)         13,469
  Directors                                   542
Accrued expenses                            6,364
Dividend payable                          100,255
                                     ------------
     Total liabilities                 22,830,685
                                     ------------
Net assets                           $162,714,556
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $     17,397
Additional paid-in capital            173,353,278
                                     ------------
                                      173,370,675
Accumulated distributions in excess
  of net investment income                (61,283)
Accumulated net realized loss on
  investments                          (2,316,081)
Net unrealized depreciation on
  investments                          (8,278,755)
                                     ------------
Net assets                           $162,714,556
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  1,727,423
                                     ============
Shares of capital stock outstanding       184,023
                                     ============
Net asset value per share
  outstanding                        $       9.39
Maximum sales charge (4.50% of
  offering price)                            0.44
                                     ------------
Maximum offering price per share
  outstanding                        $       9.83
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 16,210,976
                                     ============
Shares of capital stock outstanding     1,733,851
                                     ============
Net asset value per share
  outstanding                        $       9.35
Maximum sales charge (4.50% of
  offering price)                            0.44
                                     ------------
Maximum offering price per share
  outstanding                        $       9.79
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $  4,580,272
                                     ============
Shares of capital stock outstanding       489,455
                                     ============
Net asset value and offering price
  per share outstanding              $       9.36
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  7,106,057
                                     ============
Shares of capital stock outstanding       758,688
                                     ============
Net asset value and offering price
  per share outstanding              $       9.37
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $133,089,828
                                     ============
Shares of capital stock outstanding    14,231,295
                                     ============
Net asset value and offering price
  per share outstanding              $       9.35
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $ 8,211,374
  Income from securities loaned--net      272,809
  Dividends                                22,497
                                      -----------
     Total income                       8,506,680
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,010,251
  Transfer agent--Investor Class
     (See Note 3)                           2,989
  Transfer agent--Class A (See Note
     3)                                    19,720
  Transfer agent--Classes B and C
     (See Note 3)                          30,259
  Transfer agent--Class I (See Note
     3)                                    33,910
  Shareholder communication                73,262
  Distribution--Class B (See Note 3)       29,748
  Distribution--Class C (See Note 3)       40,731
  Professional fees                        60,904
  Distribution/Service--Investor
     Class (See Note 3)                     2,447
  Distribution/Service--Class A (See
     Note 3)                               31,945
  Service--Class B (See Note 3)             9,916
  Service--Class C (See Note 3)            13,577
  Registration                             56,659
  Custodian                                45,561
  Directors                                 6,919
  Miscellaneous                            15,788
                                      -----------
     Total expenses before waiver       1,484,586
  Expense waiver from Manager (See
     Note 3)                             (144,332)
                                      -----------
     Net expenses                       1,340,254
                                      -----------
Net investment income                   7,166,426
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        1,259,513
Net change in unrealized
  depreciation on investments          (8,155,991)
                                      -----------
Net realized and unrealized loss on
  investments                          (6,896,478)
                                      -----------
Net increase in net assets resulting
  from operations                     $   269,948
                                      ===========






22    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  7,166,426   $  6,842,028
 Net realized gain on
  investments                     1,259,513        685,500
 Net change in unrealized
  appreciation (depreciation)
  on investments                 (8,155,991)      (383,395)
                               ---------------------------
 Net increase in net assets
  resulting from operations         269,948      7,144,133
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                  (35,114)            --
    Class A                        (527,247)      (442,176)
    Class B                        (126,521)      (114,993)
    Class C                        (173,956)       (68,304)
    Class I                      (6,323,001)    (6,645,528)
                               ---------------------------
 Total dividends to
 shareholders                    (7,185,839)    (7,271,001)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         44,748,642     25,902,085
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       5,914,449      5,919,203
 Cost of shares redeemed        (37,731,248)   (14,364,382)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          12,931,843     17,456,906
                               ---------------------------
    Net increase in net
     assets                       6,015,952     17,330,038

NET ASSETS:
Beginning of year               156,698,604    139,368,566
                               ---------------------------
End of year                    $162,714,556   $156,698,604
                               ===========================
Accumulated distributions in
 excess of net investment
 income at end of year         $    (61,283)  $    (68,223)
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                           CLASS A
                            --------------    -----------------------------------------------------
                             FEBRUARY 28,                                                JANUARY 2,
                                2008**                                                     2004**
                                THROUGH                                                   THROUGH
                              OCTOBER 31,             YEAR ENDED OCTOBER 31,            OCTOBER 31,
                            -----------------------------------------------------------------------

                                 2008           2008       2007      2006      2005         2004
Net asset value at
  beginning of period           $ 9.92        $  9.73    $  9.74    $ 9.72    $ 9.98       $ 9.86
                                ------        -------    -------    ------    ------       ------
Net investment income             0.25           0.43       0.43      0.39      0.34         0.25
Net realized and
  unrealized gain (loss)
  on investments                 (0.54)         (0.41)      0.01      0.00 ++  (0.28)        0.12
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                      --             --       0.00 ++  (0.00)++     --           --
                                ------        -------    -------    ------    ------       ------
Total from investment
  operations                     (0.29)          0.02       0.44      0.39      0.06         0.37
                                ------        -------    -------    ------    ------       ------
Less dividends:
  From net investment
     income                      (0.24)         (0.40)     (0.45)    (0.37)    (0.32)       (0.25)
                                ------        -------    -------    ------    ------       ------
Net asset value at end of
  period                        $ 9.39        $  9.35    $  9.73    $ 9.74    $ 9.72       $ 9.98
                                ======        =======    =======    ======    ======       ======
Total investment return
  (a)(b)                         (2.98%)(c)      0.07%      4.63%     4.14%     0.63%        3.79%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           3.73% ++       4.02%      4.35%     3.94%     3.45%        2.89%++
  Net expenses                    1.20% ++       1.03%      1.10%     1.10%     1.08%        1.19%++
  Expenses (before
     waiver/reimbursement)        1.34% ++       1.16%      1.38%     1.32%     1.41%        1.37%++
Portfolio turnover rate            114% (d)       114%(d)     70%      146%(d)   192%(d)      193%
Net assets at end of
  period (in 000's)             $1,727        $16,211    $10,821    $9,468    $8,062       $8,084




                                                  CLASS C
                            ---------------------------------------------------
                                                                     JANUARY 2,
                                                                       2004**
                                                                      THROUGH
                                   YEAR ENDED OCTOBER 31,           OCTOBER 31,
                            ---------------------------------------------------

                             2008      2007      2006      2005         2004
Net asset value at
  beginning of period       $ 9.75    $ 9.76    $ 9.73    $ 9.99       $ 9.86
                            ------    ------    ------    ------       ------
Net investment income         0.30      0.35      0.32      0.26         0.19
Net realized and
  unrealized gain (loss)
  on investments             (0.37)     0.02      0.01     (0.27)        0.13
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                  --      0.00 ++  (0.00)++     --           --
                            ------    ------    ------    ------       ------
Total from investment
  operations                 (0.07)     0.37      0.33     (0.01)        0.32
                            ------    ------    ------    ------       ------
Less dividends:
  From net investment
     income                  (0.31)    (0.38)    (0.30)    (0.25)       (0.19)
                            ------    ------    ------    ------       ------
Net asset value at end of
  period                    $ 9.37    $ 9.75    $ 9.76    $ 9.73       $ 9.99
                            ======    ======    ======    ======       ======
Total investment return
  (a)(b)                     (0.89%)    3.86%     3.46%    (0.11%)       3.25%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income       3.11%     3.60%     3.19%     2.70%        2.14%++
  Net expenses                1.92%     1.85%     1.85%     1.83%        1.94%++
  Expenses (before
     waiver/reimbursement)    2.08%     2.13%     2.07%     2.16%        2.12%++
Portfolio turnover rate        114% (d)   70%      146%(d)   192% (d)     193%
Net assets at end of
  period (in 000's)         $7,106    $2,689    $1,464    $1,708       $  937




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 92%, 64%
     and 76% for the years ended October 31, 2008, 2006 and 2005, respectively.





24    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            CLASS B
      ---------------------------------------------------
                                               JANUARY 2,
                                                 2004**
                                                THROUGH
          YEAR ENDED OCTOBER 31,              OCTOBER 31,
      ---------------------------------------------------
       2008      2007      2006      2005         2004
      $ 9.74    $ 9.76    $ 9.73    $ 9.99       $ 9.86
      ------    ------    ------    ------       ------
        0.30      0.35      0.32      0.26         0.19
       (0.37)     0.01      0.01     (0.27)        0.13

          --      0.00 ++  (0.00)++     --           --
      ------    ------    ------    ------       ------
       (0.07)     0.36      0.33     (0.01)        0.32
      ------    ------    ------    ------       ------

       (0.31)    (0.38)    (0.30)    (0.25)       (0.19)
      ------    ------    ------    ------       ------
      $ 9.36    $ 9.74    $ 9.76    $ 9.73       $ 9.99
      ======    ======    ======    ======       ======
       (0.79%)    3.75%     3.46%    (0.11%)       3.25%(c)

        3.13%     3.60%     3.19%     2.70%        2.14%++
        1.91%     1.85%     1.85%     1.83%        1.94%++
        2.08%     2.13%     2.07%     2.16%        2.12%++
         114% (d)   70%      146%(d)   192% (d)     193%
      $4,580    $2,968    $2,912    $4,359       $2,732




                            CLASS I
--------------------------------------------------------------



                    YEAR ENDED OCTOBER 31,
      --------------------------------------------------------

        2008        2007        2006        2005        2004
      $   9.73    $   9.75    $   9.72    $  10.00    $   9.83
      --------    --------    --------    --------    --------
          0.43        0.46        0.41        0.38        0.34
         (0.38)       0.01        0.03       (0.28)       0.17

            --        0.00 ++    (0.00)++       --          --
      --------    --------    --------    --------    --------
          0.05        0.47        0.44        0.10        0.51
      --------    --------    --------    --------    --------

         (0.43)      (0.49)      (0.41)      (0.38)      (0.34)
      --------    --------    --------    --------    --------
      $   9.35    $   9.73    $   9.75    $   9.72    $  10.00
      ========    ========    ========    ========    ========
          0.39%       4.94%       4.70%       0.97%       5.30%

          4.35%       4.75%       4.34%       3.81%       3.33%
          0.70%       0.70%       0.70%       0.72%       0.75%
          0.78%       0.74%       0.76%       0.86%       0.93%
           114%(d)      70%        146%(d)     192%(d)     193%
      $133,090    $140,221    $125,525    $115,147    $154,620




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced on January 2, 1991. Class A shares, Class B shares and Class C shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3 (A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund held securities with a value of $1,056,649 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural


26    MainStay Intermediate Term Bond Fund
disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3 (A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a

                                                   mainstayinvestments.com    27
counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Directors and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(J) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(K) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Agreement and Restated management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million, 0.575% on assets from $500 million to $1 billion and 0.55% on assets in excess of $1 billion. Prior to May 1, 2008, the Fund was


28    MainStay Intermediate Term Bond Fund
contractually obligated to pay the Manager at an annual rate of 0.60% of the average daily net assets of the Fund.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.05%; Class B, 1.95%; Class C, 1.95%; and Class I, 0.70%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense. For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $1,010,251 and waived its fees in the amount of $144,332.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

          OCTOBER 31,
  2009        2010       2011        TOTAL
 $99,825    $98,593    $144,332    $342,750
-------------------------------------------



The Fund had $64,905 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.10%; Class B, 1.85%; Class C, 1.85%; and Class I, 0.70%. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,052 and $5,970, respectively for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $10,527, and $2,341, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $86,878.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are

                                                   mainstayinvestments.com    29
included in transfer agent fees on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                     $     1,113     0.0%++
-----------------------------------------------
Class B                           1,079     0.0++
-----------------------------------------------
Class C                           1,079     0.0++
-----------------------------------------------
Class I                      77,936,288    58.6
-----------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $11,156.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                ACCUMULATED          OTHER         UNREALIZED          TOTAL
 ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
  $50,883       $(2,284,867)       $(112,166)      $(8,309,969)    $(10,656,119)
-------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals and other temporary differences.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED      ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
    $26,353          $2,400,169      $(2,426,522)
------------------------------------------------



The reclassifications for the Fund are primarily due to paydowns gain (loss) and expiration of capital loss carryforwards.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $2,284,867 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

         CAPITAL LOSS      AMOUNTS
      AVAILABLE THROUGH    (000'S)
             2010           $  897
             2014            1,388
-----------------------------------------
                            $2,285
-----------------------------------------



The Fund utilized $1,234,969 of capital loss carryforwards during the year ended October 31, 2008. The Fund had $2,426,522 of capital loss carryforwards that expired.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                     2008         2007
Distributions paid from:
  Ordinary Income              $7,185,839   $7,271,001
------------------------------------------------------



NOTE 5--RESTRICTED SECURITY:

As of October 31, 2008, the Fund held the following restricted security:

                            DATE OF                        10/31/08    PERCENTAGE OF
 SECURITY               ACQUISITION    SHARES      COST       VALUE       NET ASSETS
 QuadraMed Corp.
     Convertible
     Preferred Stock        6/16/04       100    $1,800      $1,309           0.0%++
------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with


30    MainStay Intermediate Term Bond Fund
respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of U.S. Government securities were $139,683 and $130,481, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $51,979 and $52,145, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                    SHARES          AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                       118,800      $1,162,904
Shares issued to
  shareholders in
  reinvestment of dividends         3,415          33,166
Shares redeemed                   (62,935)       (616,023)
                              ---------------------------
Net increase in shares
  outstanding before
  conversion                       59,280         580,047
Shares converted into
  Investor Class (See Note
  1)                              154,135       1,532,592
Shares converted from
  Investor Class (See Note
  1)                              (29,392)       (287,997)
                              ---------------------------
Net increase                      184,023      $1,824,642
                              ===========================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                     1,387,281     $13,598,919
Shares issued to
  shareholders in
  reinvestment of dividends        45,619         445,137
Shares redeemed                  (717,503)     (7,010,574)
                              ---------------------------
Net increase in shares
  outstanding before
  conversion                      715,397       7,033,482
Shares converted into Class
  A (See Note 1)                   54,994         537,732
Shares converted from Class
  A (See Note 1)                 (148,645)     (1,473,522)
                              ---------------------------
Net increase                      621,746     $ 6,097,692
                              ===========================
Year ended October 31, 2007:
Shares sold                       426,458     $ 4,145,352
Shares issued to
  shareholders in
  reinvestment of dividends        40,952         397,754
Shares redeemed                  (361,201)     (3,524,370)
                              ---------------------------
Net increase in shares
  outstanding before
  conversion                      106,209       1,018,736
Shares converted from Class
  B (See Note 1)                   34,281         332,903
                              ---------------------------
Net increase                      140,490     $ 1,351,639
                              ===========================




 CLASS B                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                       453,476     $ 4,454,502
Shares issued to
  shareholders in
  reinvestment of dividends        10,461         102,256
Shares redeemed                  (247,594)     (2,429,778)
                              ---------------------------
Net increase in shares
  outstanding before
  conversion                      216,343       2,126,980
Shares converted from Class
  B (See Note 1)                  (31,548)       (308,805)
                              ---------------------------
Net increase                      184,795   $   1,818,175
                              ===========================
Year ended October 31, 2007:
Shares sold                       127,879     $ 1,242,817
Shares issued to
  shareholders in
  reinvestment of dividends         9,292          90,358
Shares redeemed                   (96,810)       (943,993)
                              ---------------------------
Net increase in shares
  outstanding before
  conversion                       40,361         389,182
Shares reacquired upon
  conversion into Class A
  (See Note 1)                    (34,246)       (332,903)
                              ---------------------------
Net increase                        6,115     $    56,279
                              ===========================




 CLASS C                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                       834,978     $ 8,230,556
Shares issued to
  shareholders in
  reinvestment of dividends        11,625         113,596
Shares redeemed                  (363,764)     (3,550,152)
                              ---------------------------
Net increase                      482,839     $ 4,794,000
                              ===========================
Year ended October 31, 2007:
Shares sold                       294,898     $ 2,859,736
Shares issued to
  shareholders in
  reinvestment of dividends         4,621          44,950
Shares redeemed                  (173,612)     (1,692,956)
                              ---------------------------
Net increase                      125,907   $   1,211,730
                              ===========================




 CLASS I                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                     1,764,855    $ 17,301,761
Shares issued to
  shareholders in
  reinvestment of dividends       534,404       5,220,294
Shares redeemed                (2,476,680)    (24,124,721)
                              ---------------------------
Net decrease                     (177,421)   $ (1,602,666)
                              ===========================
Year ended October 31, 2007
  (b):
Shares sold                     1,817,042    $ 17,654,180
Shares issued to
  shareholders in
  reinvestment of dividends       554,542       5,386,141
Shares redeemed                  (842,375)     (8,203,063)
                              ---------------------------
Net increase                    1,529,209    $ 14,837,258
                              ===========================



(b) The Class I shares commenced operations on August 31, 2007.


                                                   mainstayinvestments.com    31

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



32    MainStay Intermediate Term Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Intermediate Term Bond Fund ("the Fund"), one of the funds constituting Eclipse Funds, Inc., as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Intermediate Term Bond Fund of Eclipse Funds, Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    33

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of the Intermediate Term Bond Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider


34    MainStay Intermediate Term Bond Fund
of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position

                                                   mainstayinvestments.com    35
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.



36    MainStay Intermediate Term Bond Fund

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreements for one year.


                                                   mainstayinvestments.com    37

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2008 should be multiplied 96.3% for qualified interest income.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




38    MainStay Intermediate Term Bond Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund, the Manager and the Subadvisor. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).


           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   COMPANY                                      COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 --------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Director        Managers and President and                   since September 2008 (3
9/24/60    since           Chief Executive Officer                      funds); Trustee, The
           September       (since April 2008) of New                    MainStay Funds since
           2008            York Life Investment                         September 2008, (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    39

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                     Trustee since 2000,
8/12/51    since 2005      (since 1990)                                Eclipse Funds (3 funds);
           and Director                                                Chairman and Trustee, The
           since 1990                                                  MainStay Funds since 2007
                                                                       (21 funds);  Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Director and    Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Trustee, The MainStay
           Committee       LLP (1989 to 2002);                         Funds since 2006 (21
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2007            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Director        President and Chief                         since 2002 (3 funds);
12/5/41    since 2002      Executive Officer, Babson-                  Trustee, The MainStay
                           United, Inc. (financial                     Funds since 2007 (21
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Director        Capital Management;                         since 2007 (3 funds);
JR.        since 2007      President--                                 Trustee, The MainStay
11/16/46                   Shields/Alliance, Alliance                  Funds since 2007 (21
                           Capital Management (1994                    funds); Director, ICAP
                           to 2004)                                    Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Director        Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   since 2007      (1990 to 1999 and since                     Trustee, The MainStay
2/13/52                    2004), Somerset & Company                   Funds since 1994 (21
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director, Partner
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






40    MainStay Intermediate Term Bond Fund

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Director and    Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Trustee, The MainStay
           Committee       University of Chicago;                      Funds since 2007 (21
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Director        of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   since 2007      (1971 to 1995)                              Trustee, The MainStay
                                                                       Funds since 2007 (21
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, The MainStay Funds,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, The MainStay Funds, MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           The MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    41

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, The MainStay Funds,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, The MainStay Funds and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, The MainStay Funds and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






42    MainStay Intermediate Term Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO14532         (RECYCLE LOGO)            MS308-08           MSIT11-12/08
                                                                          B4

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SHORT TERM BOND FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SHORT TERM BOND FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            24
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  25
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             29
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        29
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       29
---------------------------------------------

DIRECTORS AND OFFICERS                     30

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         0.74%    2.13%    3.35%
Excluding sales charges    3.85     2.75     3.66




(PERFORMANCE GRAPH)                                         (With sales charges)

                                              CITIGROUP 1-3
                           MAINSTAY SHORT       YEAR U.S.       CITIGROUP 1-3
                              TERM BOND      TREASURY AGENCY    YEAR TREASURY
                                FUND              INDEX             INDEX
                           --------------    ---------------    -------------
10/31/98                       9700.00           10000.00          10000.00
10/31/99                       9918.00           10301.00          10297.00
10/31/00                      10493.00           10947.00          10921.00
10/31/01                      11588.00           12157.00          12103.00
10/31/02                      11930.00           12777.00          12698.00
10/31/03                      12131.00           13053.00          12952.00
10/31/04                      12262.00           13299.00          13175.00
10/31/05                      12273.00           13397.00          13259.00
10/31/06                      12709.00           13969.00          13807.00
10/31/07                      13382.00           14776.00          14602.00
10/31/08                      13897.00           15717.00          15593.00






CLASS A SHARES(3)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         0.75%    2.13%    3.35%
Excluding sales charges    3.87     2.76     3.66




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                            Citigroup 1-3
                         MainStay Short       Year U.S.       Citigroup 1-3
                            Term Bond      Treasury Agency    Year Treasury
                              Fund              Index             Index
                         --------------    ---------------    -------------
10/31/98                    24250.00           25000.00          25000.00
                            24796.00           25753.00          25743.00
                            26232.00           27367.00          27302.00
                            28969.00           30392.00          30258.00
                            29824.00           31942.00          31745.00
                            30329.00           32632.00          32379.00
                            30654.00           33248.00          32937.00
                            30682.00           33492.00          33148.00
                            31773.00           34922.00          34518.00
                            33454.00           36941.00          36505.00
10/31/08                    34748.00           39293.00          38981.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 ONE     FIVE     TEN
TOTAL RETURNS                 YEAR    YEARS    YEARS
----------------------------------------------------
                              4.17%    3.12%    3.97%



                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 CITIGROUP 1-3
              MAINSTAY SHORT       YEAR U.S.       CITIGROUP 1-3
                 TERM BOND      TREASURY AGENCY    YEAR TREASURY
                   FUND              INDEX             INDEX
              --------------    ---------------    -------------
10/31/98         10000.00           10000.00          10000.00
                 10251.00           10301.00          10297.00
                 10871.00           10947.00          10921.00
                 12032.00           12157.00          12103.00
                 12418.00           12777.00          12698.00
                 12660.00           13053.00          12952.00
                 12849.00           13299.00          13175.00
                 12924.00           13397.00          13259.00
                 13420.00           13969.00          13807.00
                 14170.00           14776.00          14602.00
10/31/08         14761.00           15717.00          15593.00





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distri-butions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                               ONE     FIVE     TEN
                                                    YEAR    YEARS    YEARS
--------------------------------------------------------------------------------
Citigroup 1-3 Year U.S. Treasury Agency Index(4)    6.37%    3.78%    4.63%
Citigroup 1-3 Year Treasury Index(5)                6.78     3.78     4.54
Average Lipper short U.S. government fund(6)        2.65     2.64     3.69



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.
4. The Citigroup 1-3 Year U.S. Treasury Agency Index is an unmanaged index that consists of U.S. Treasury notes (mini-mum amount outstanding is $1 billion per issue) and Agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. Results assume reinvestment of all income and capital gains. The Citigroup 1-3 Year U.S. Treasury Agency Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The Citigroup 1-3 Year Treasury Index is an unmanaged index that consists of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Short Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SHORT TERM BOND FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,004.90        $5.04          $1,020.10         $5.08
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,005.40        $4.54          $1,020.60         $4.57
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,006.80        $3.03          $1,022.10         $3.05
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.00% for Investor Class, 0.90% for Class A and 0.60% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

                        (PORTFOLIO COMPOSITION PIE CHART)


++ Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal National Mortgage Association,
        2.875%-7.25%, due 9/15/09-2/1/11
    2.  United States Treasury Notes,
        1.50%-4.75%, due 12/31/09-5/31/12
    3.  Federal Home Loan Bank, 3.375%-4.25%,
        due 11/20/09-10/20/10
    4.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%-6.50%, due 11/1/18-12/25/38
    5.  Federal Home Loan Mortgage Corporation,
        3.25%, due 7/16/10
    6.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 6.50%, due 12/25/38
    7.  Freddie Mac (Collateralized Mortgage
        Obligations), 3.50%-4.50%, due
        6/15/13-1/15/25
    8.  Goldman Sachs Group, Inc. (The), 6.65%,
        due 5/15/09
    9.  Shell International Finance B.V.,
        5.625%, due 6/27/11
   10.  American General Finance Corp., 8.125%,
        due 8/15/09







8    MainStay Short Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLAUDE ATHAIDE, PH.D., CFA, AND GARY GOODENOUGH OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY SHORT TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Short Term Bond Fund returned 3.85% for Investor Class shares(1) and 3.87% for Class A shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned 4.17%. All share classes outperformed the 2.65% return of the average Lipper(2) short U.S. government fund and underperformed the 6.37% return of the Citigroup 1-3 Year U.S. Treasury Agency Index(3) for the 12 months ended October 31, 2008. The Citigroup 1-3 Year U.S. Treasury Agency Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The U.S. economy slowed sharply during 2008, largely because of tighter credit conditions, rising unemployment and wealth destruction from lower home prices and plunging equity markets. Real gross domestic product (GDP) increased, but modestly, over the 12-months ended September 30, 2008.

The financial landscape was transformed radically over the 12-month reporting period. During the fourth quarter of 2007, many of the largest financial institutions around the world announced multibillion dollar losses from write-downs on collateralized debt obligations (CDOs) and other mortgage-related securities. As risk aversion climbed, financial firms experienced higher funding costs that led to significant failures and bailouts.

After receiving an emergency loan from the Federal Reserve Bank of New York, Bear Stearns was acquired by JPMorgan Chase. Mortgage giants Fannie Mae and Freddie Mac were placed under conservatorship, Lehman Brothers filed for bankruptcy and American International Group (AIG) received an $85 billion secured loan. Morgan Stanley and Goldman Sachs converted to bank holding companies, the FDIC seized Washington Mutual Bank and sold its branches and deposits to JPMorgan Chase, and Wells Fargo purchased Wachovia.

On November 1, 2007, the federal funds target rate stood at 4.5%. Over the next 12 months, the Federal Open Market Committee (FOMC) lowered its targeted federal funds rate seven times to close the reporting period at 1%. The Federal Reserve also announced a number of other measures to improve liquidity in the money market and the credit markets.

Amid the resulting market volatility, investors sought the safety of U.S. Treasury securities. As a result, Treasury issues outperformed riskier assets during the reporting period as spreads(4) widened substantially. The yield on the two-year Treasury note fell from 3.95% to 1.35% in March 2008 when Bear Stearns failed. As risk aversion eased in the spring, the yield climbed to 3.05% in the first half of June. Treasury yields fell again when the credit crisis intensified in September and October. The yield on the two-year Treasury note was 1.57% at the end of October 2008.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

The Fund did not have any exposure to subprime mortgage-backed securities or CDOs during the reporting period. This was fortunate, since these securities faced major setbacks.

In September 2008, after the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship and measures to strengthen the two companies' credit ratings were announced, we substantially increased the Fund's allocation to agency mortgage-backed securities. This decision had a negative impact on the Fund's performance, however, since mortgage-backed securities underperformed Treasury securities for the remainder of the reporting period.

Our decision to own one-year-maturity American General Finance bonds also hurt the Fund's

The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Citigroup 1-3 Year U.S. Treasury Agency Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9
performance. The price of the bonds fell when AIG, the parent of American General Finance, received a loan from the Federal Reserve.

WHAT WAS THE FUND'S DURATION DURING THE REPORTING PERIOD?

During the first four months of the reporting period, we kept the Fund's duration shorter than that of the benchmark. This stance negatively affected performance as rates declined during the reporting period. During the latter half of the reporting period, we generally kept the Fund's duration longer than that of the benchmark. This decision proved beneficial, as rates declined and provided gains that slightly offset losses from the first half of the reporting period.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Short Term Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008



                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM BONDS 96.8%+
CORPORATE BONDS 2.9%
---------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 2.9%
V  American General Finance
  Corp.
  8.125%, due 8/15/09                $1,300,000   $     772,703
V  Goldman Sachs Group, Inc.
  (The)
  6.65%, due 5/15/09                    975,000         964,949
                                                  -------------
Total Corporate Bonds
  (Cost $2,284,343)                                   1,737,652

                                                  -------------

MORTGAGE-BACKED SECURITIES 1.8%
---------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.8%
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2004-CB9, Class A1
  3.475%, due 6/12/41                   450,488         441,479
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                   232,098         229,321
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                  176,052         172,845
Wachovia Bank Commercial
  Mortgage Trust Series 2004-
  C14, Class A1
  3.477%, due 8/15/41                   191,584         188,862
                                                  -------------
Total Mortgage-Backed
  Securities
  (Cost $1,045,346)                                   1,032,507

                                                  -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 90.5%
---------------------------------------------------------------

V  FEDERAL HOME LOAN BANK
  17.7%
  3.375%, due 8/13/10                 4,000,000       4,007,100
  3.375%, due 10/20/10                4,000,000       4,008,556
  4.25%, due 11/20/09                 2,420,000       2,446,274
                                                  -------------
                                                     10,461,930

                                                  -------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION 6.7%
  3.25%, due 7/16/10                  3,985,000       3,997,158

                                                  -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION 22.9%
  2.875%, due 10/12/10                3,985,000       3,970,949
  6.25%, due 2/1/11                   1,720,000       1,783,692
  6.625%, due 9/15/09                 3,380,000       3,480,707
  7.25%, due 1/15/10                  4,150,000       4,349,312
                                                  -------------
                                                     13,584,660
                                                  -------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 12.7%
  4.50%, due 11/1/18                    460,766         442,797
  6.00%, due 12/25/38 TBA (a)         3,050,000       3,048,094
  6.50%, due 12/25/38 TBA (a)         4,045,000       4,099,357
                                                  -------------
                                                      7,590,248

                                                  -------------
  FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATIONS) 4.0%
  Series 2632, Class NH
  3.50%, due 6/15/13                  1,385,998       1,364,509
  Series 2982, Class LC
  4.50%, due 1/15/25                  1,011,147       1,014,274
                                                  -------------
                                                      2,378,783

                                                  -------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITY) 5.0%
  6.50%, due 12/25/38 TBA (a)         2,925,000       2,956,078

                                                  -------------

V  UNITED STATES TREASURY
  NOTES 21.5%
  1.50%, due 10/31/10                 4,320,000       4,311,226
  3.25%, due 12/31/09                 4,910,000       5,008,200
  4.75%, due 5/31/12                  3,070,000       3,354,454
                                                  -------------
                                                     12,673,880
                                                  -------------
Total U.S. Government &
  Federal Agencies
  (Cost $53,628,176)                                 53,642,737

                                                  -------------

YANKEE BOND 1.6%(B)
---------------------------------------------------------------

OIL & GAS 1.6%
V  Shell International Finance
  B.V.
  5.625%, due 6/27/11                   925,000         958,245
                                                  -------------
Total Yankee Bond
  (Cost $954,239)                                       958,245
                                                  -------------
Total Long-Term Bonds
  (Cost $57,912,104)                                 57,371,141
                                                  -------------


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest issuers as of October 31, 2008, excluding short-term investment. May be subject to change daily.


11    MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
SHORT-TERM INVESTMENT 3.2%
---------------------------------------------------------------

REPURCHASE AGREEMENT 3.2%
State Street Bank & Trust Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $1,886,857
  (Collateralized by a Federal
  National Mortgage
  Association Security with a
  rate of 4.88% and a maturity
  of 4/15/09,
  with a Principal Amount of
  $1,905,000
  and a Market Value of
  $1,962,412)                        $1,886,841   $   1,886,841
                                                  -------------
Total Short-Term Investment
  (Cost $1,886,841)                                   1,886,841
                                                  -------------
Total Investments
  (Cost $59,798,945) (c)                  100.0%     59,257,982
Cash and Other Assets,
  Less Liabilities                          0.0++        21,966
                                          -----    ------------
Net Assets                                100.0%  $  59,279,948
                                          =====    ============






++   Less than one-tenth of a percent.
(a)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of these securities at
     October 31, 2008 is $10,103,529, which
     represents 17.0% of the Fund's net
     assets. All or a portion of these
     securities were acquired under a mortgage
     dollar roll agreement.
(b)  Yankee Bond - dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(c)  At October 31, 2008, cost is $59,798,945
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation        $ 332,685
Gross unrealized depreciation         (873,648)
                                     ---------
Net unrealized depreciation          $(540,963)
                                     =========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              12

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $59,798,945)       $59,257,982
Receivables:
  Investment securities sold           10,309,138
  Interest                                437,871
  Fund shares sold                        279,479
  Manager (See Note 3)                     14,576
Other assets                               22,146
                                      -----------
     Total assets                      70,321,192
                                      -----------
LIABILITIES:
Payables:
  Investment securities purchased      10,303,791
  Fund shares redeemed                    627,887
  Shareholder communication                39,931
  Professional fees                        27,324
  Transfer agent (See Note 3)              17,885
  Custodian                                 5,550
  NYLIFE Distributors (See Note 3)          4,675
  Directors                                   195
Accrued expenses                            5,043
Dividend payable                            8,963
                                      -----------
     Total liabilities                 11,041,244
                                      -----------
Net assets                            $59,279,948
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share)
  unlimited number of shares
  authorized                          $    63,813
Additional paid-in capital             60,208,493
                                      -----------
                                       60,272,306
Accumulated distributions in excess
  of net investment income                 (8,963)
Accumulated net realized loss on
  investments                            (442,432)
Net unrealized depreciation on
  investments                            (540,963)
                                      -----------
Net assets                            $59,279,948
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $ 2,266,146
                                      ===========
Shares of capital stock outstanding       243,271
                                      ===========
Net asset value per share
  outstanding                         $      9.32
Maximum sales charge (3.00% of
  offering price)                            0.29
                                      -----------
Maximum offering price per share
  outstanding                         $      9.61
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $20,313,026
                                      ===========
Shares of capital stock outstanding     2,186,825
                                      ===========
Net asset value per share
  outstanding                         $      9.29
Maximum sales charge (3.00% of
  offering price)                            0.29
                                      -----------
Maximum offering price per share
  outstanding                         $      9.58
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $36,700,776
                                      ===========
Shares of capital stock outstanding     3,951,216
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.29
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $ 2,677,699
  Income from securities loaned--net      117,640
                                      -----------
     Total income                       2,795,339
                                      -----------
EXPENSES:
  Manager (See Note 3)                    454,646
  Transfer agent--Investor Class
     (See Note 3)                           9,394
  Transfer agent--Class A (See Note
     3)                                    26,489
  Transfer agent--Class I (See Note
     3)                                    50,449
  Shareholder communication                69,096
  Professional fees                        44,380
  Registration                             40,802
  Distribution/Service--Investor
     Class (See Note 3)                     2,751
  Distribution/Service--Class A (See
     Note 3)                               35,241
  Custodian                                11,267
  Directors                                 2,938
  Miscellaneous                            11,493
                                      -----------
     Total expenses before
       waiver/reimbursement               758,946
  Expense waiver/reimbursement from
     Manager (See Note 3)                (257,615)
                                      -----------
     Net expenses                         501,331
                                      -----------
Net investment income                   2,294,008
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        2,813,653
Net change in unrealized
  appreciation on investments          (1,119,286)
                                      -----------
Net realized and unrealized gain on
  investments                           1,694,367
                                      -----------
Net increase in net assets resulting
  from operations                     $ 3,988,375
                                      ===========






14    MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  2,294,008   $  3,315,782
 Net realized gain on
  investments                     2,813,653        419,413
 Net change in unrealized
  appreciation (depreciation)
  on investments                 (1,119,286)       765,749
                               ---------------------------
 Net increase in net assets
  resulting from operations       3,988,375      4,500,944
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                  (22,375)            --
    Class A                        (383,998)      (288,428)
    Class I                      (1,903,397)    (3,134,426)
                               ---------------------------
 Total dividends to
  shareholders                   (2,309,770)    (3,422,854)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         52,944,314     33,075,167
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       1,519,268      1,256,812
 Cost of shares redeemed        (98,137,375)   (13,205,732)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (43,673,793)    21,126,247
                               ---------------------------
    Net increase (decrease)
     in net assets              (41,995,188)    22,204,337

NET ASSETS:
Beginning of year               101,275,136     79,070,799
                               ---------------------------
End of year                    $ 59,279,948   $101,275,136
                               ===========================
Accumulated distributions in
 excess of net investment
 income at end of year         $     (8,963)  $   (153,815)
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                           CLASS A
                            --------------    -----------------------------------------------------
                             FEBRUARY 28,                                                JANUARY 2,
                                2008**                                                     2004**
                                THROUGH                                                   THROUGH
                              OCTOBER 31,             YEAR ENDED OCTOBER 31,            OCTOBER 31,

                            -----------------------------------------------------------------------
                                 2008           2008       2007      2006      2005         2004
Net asset value at
  beginning of period           $ 9.44        $  9.19    $  9.08    $ 9.06    $ 9.24       $ 9.32
                                ------        -------    -------    ------    ------       ------
Net investment income             0.13 (a)       0.24 (a)   0.35 (a)  0.30      0.20         0.06
Net realized and
  unrealized gain (loss)
  on investments                 (0.11)          0.11       0.12      0.02     (0.19)       (0.01)
                                ------        -------    -------    ------    ------       ------
Total from investment
  operations                      0.02           0.35       0.47      0.32      0.01         0.05
                                ------        -------    -------    ------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                      (0.14)         (0.25)     (0.36)    (0.30)    (0.19)       (0.12)
  Return of capital                 --             --         --        --        --        (0.01)
                                ------        -------    -------    ------    ------       ------
Total dividends and
  distributions                  (0.14)         (0.25)     (0.36)    (0.30)    (0.19)       (0.13)
                                ------        -------    -------    ------    ------       ------
Net asset value at end of
  period                        $ 9.32        $  9.29    $  9.19    $ 9.08    $ 9.06       $ 9.24
                                ======        =======    =======    ======    ======       ======
Total investment return
  (b)(e)                          0.20%(c)       3.87%      5.29%     3.55%     0.09%        0.57%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           2.10%++        2.55%      3.85%     3.33%     2.16%        1.43%++
  Net expenses                    1.00%++        0.90%      0.90%     0.90%     1.07%        1.00%++
  Expenses (before
     waiver/reimbursement)        2.09%++        1.32%      1.36%     1.61%     1.36%        1.18%++
Portfolio turnover rate            252%(d)        252%(d)    118%       95%(d)   151%         151%
Net assets at end of
  period (in 000's)             $2,266        $20,313    $13,740    $4,850    $6,085       $5,192




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 237% and
     93% for the years ended October 31, 2008 and October 31, 2006.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





16    MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         Class I
---------------------------------------------------------



                  Year ended October 31,

      ---------------------------------------------------
        2008       2007       2006       2005       2004
      $  9.19    $  9.08    $  9.07    $  9.26    $  9.31
      -------    -------    -------    -------    -------
         0.29 (a)   0.38 (a)   0.33       0.24       0.17
         0.09       0.12       0.01      (0.19)     (0.03)
      -------    -------    -------    -------    -------
         0.38       0.50       0.34       0.05       0.14
      -------    -------    -------    -------    -------

        (0.28)     (0.39)     (0.33)     (0.24)     (0.18)
           --         --         --         --      (0.01)
      -------    -------    -------    -------    -------
        (0.28)     (0.39)     (0.33)     (0.24)     (0.19)
      -------    -------    -------    -------    -------
      $  9.29    $  9.19    $  9.08    $  9.07    $  9.26
      =======    =======    =======    =======    =======
         4.17%      5.59%      3.83%      0.59%      1.50%

         3.15%      4.15%      3.63%      2.63%      1.83%
         0.60%      0.60%      0.60%      0.60%      0.60%
         0.91%      0.75%      0.76%      0.77%      0.78%
          252%(d)    118%        95%(d)    151%       151%
      $36,701    $87,535    $74,221    $86,167    $95,402




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class I shares commenced on January 2, 1991. Class A shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.



18    MainStay Short Term Bond Fund

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.


                                                   mainstayinvestments.com    19

In light of current market conditions, the Fund's Board of Directors and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.575% on assets in excess of $500 million. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of 0.60% of the average daily net assets of the Fund.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.00%; Class A, 0.90%; and Class I, 0.60%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $454,646 and waived its fees in the amount of $257,615.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

           OCTOBER 31,
  2009        2010        2011        TOTAL
$161,173    $144,533    $257,615    $563,321
--------------------------------------------



The Fund had $83,648 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations for Class A and Class I shares at the same levels as in the April, 1 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with


20    MainStay Short Term Bond Fund

NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class and Class A shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,112 and $7,916, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A of $3,684 for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $86,332.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $     1,126      0.0%++
---------------------------------------------------
Class I                         13,392,494     36.5
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $4,237.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED
              CAPITAL         OTHER         UNREALIZED         TOTAL
ORDINARY     AND OTHER      TEMPORARY      APPRECIATION     ACCUMULATED
 INCOME     GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
   $--       $(442,432)      $(8,963)        $(540,963)      $(992,358)




The difference between book-basis and tax basis unrealized depreciation is primarily due to dividends payable.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED
DISTRIBUTION IN      ACCUMULATED
   EXCESS OF        NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
 INCOME (LOSS)       INVESTMENTS       CAPITAL
    $160,614           $(8,000)       $(152,614)

 ----------------------------------------------


The reclassifications for the Fund are primarily due to paydown gains (losses) and distributions in excess of current earnings.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $442,432 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS       AMOUNTS
AVAILABLE THROUGH    (000'S)
       2016            $442




The Fund utilized $2,804,828 of capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                    2008         2007
Distributions paid from:
  Ordinary Income             $2,309,770   $3,422,854
-----------------------------------------------------





                                                   mainstayinvestments.com    21

NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of U.S. Government securities were $176,009 and $189,797, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $2,485 and $3,767, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                 SHARES         AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                    171,532     $1,605,173
Shares issued to shareholders
  in reinvestment of
  dividends                      2,340         21,835
Shares redeemed                (58,798)      (549,880)
                               ----------------------
Net increase in shares
  outstanding before
  conversion                   115,074      1,077,128
Shares converted into
  Investor Class
  (See Note 1)                 144,439      1,363,845
Shares converted from
  Investor Class
  (See Note 1)                 (16,242)      (151,659)
                               ----------------------
Net increase                   243,271     $2,289,314
                               ======================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    2,766,135   $ 25,873,082
Shares issued to
  shareholders in
  reinvestment of dividends       27,027        252,072
Shares redeemed               (1,972,527)   (18,396,194)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     820,635      7,728,960
Shares converted into Class
  A
  (See Note 1)                    16,294        151,659
Shares converted from Class
  A
  (See Note 1)                  (144,872)    (1,363,845)
                              -------------------------
Net increase                     692,057   $  6,516,774
                              =========================
Year ended October 31, 2007:
Shares sold                    1,250,166   $ 11,406,033
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               23,475        213,941
Shares redeemed                 (313,066)    (2,854,105)
                              -------------------------
Net increase                     960,575   $  8,765,869
                              =========================




 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    2,726,879   $ 25,466,059
Shares issued to
  shareholders in
  reinvestment of dividends      133,536      1,245,361
Shares redeemed               (8,430,147)   (79,191,301)
                              -------------------------
Net decrease                  (5,569,732)  $(52,479,881)
                              =========================
Year ended October 31, 2007:
Shares sold                    2,367,845   $ 21,669,134
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              114,496      1,042,871
Shares redeemed               (1,135,746)   (10,351,627)
                              -------------------------
Net increase                   1,346,595   $ 12,360,378
                              =========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the


22    MainStay Short Term Bond Fund

Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Short Term Bond Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Short Term Bond Fund of Eclipse Funds Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



24    MainStay Short Term Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of the Short Term Bond Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality

                                                   mainstayinvestments.com    25
provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position


26    MainStay Short Term Bond Fund
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.


                                                   mainstayinvestments.com    27

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreements for one year.



28    MainStay Short Term Bond Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 95.1% to arrive at the amount eligible for qualified interest income.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    29

DIRECTORS AND OFFICERS

The Directors oversee the Fund, the Manager and the Subadvisor. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).


           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   COMPANY                                      COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 --------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Director        Managers and President and                   since September 2008 (3
9/24/60    since           Chief Executive Officer                      funds); Trustee, The
           September       (since April 2008) of New                    MainStay Funds since
           2008            York Life Investment                         September 2008, (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



30    MainStay Short Term Bond Fund

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                     Trustee since 2000,
8/12/51    since 2005      (since 1990)                                Eclipse Funds (3 funds);
           and Director                                                Chairman and Trustee, The
           since 1990                                                  MainStay Funds since 2007
                                                                       (21 funds);  Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Director and    Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Trustee, The MainStay
           Committee       LLP (1989 to 2002);                         Funds since 2006 (21
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2007            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Director        President and Chief                         since 2002 (3 funds);
12/5/41    since 2002      Executive Officer, Babson-                  Trustee, The MainStay
                           United, Inc. (financial                     Funds since 2007 (21
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Director        Capital Management;                         since 2007 (3 funds);
JR.        since 2007      President--                                 Trustee, The MainStay
11/16/46                   Shields/Alliance, Alliance                  Funds since 2007 (21
                           Capital Management (1994                    funds); Director, ICAP
                           to 2004)                                    Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Director        Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   since 2007      (1990 to 1999 and since                     Trustee, The MainStay
2/13/52                    2004), Somerset & Company                   Funds since 1994 (21
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director, Partner
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    31

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Director and    Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Trustee, The MainStay
           Committee       University of Chicago;                      Funds since 2007 (21
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Director        of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   since 2007      (1971 to 1995)                              Trustee, The MainStay
                                                                       Funds since 2007 (21
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, The MainStay Funds,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, The MainStay Funds, MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           The MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






32    MainStay Short Term Bond Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, The MainStay Funds,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, The MainStay Funds and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, The MainStay Funds and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 ---------------------------------------------------------------
  Not FDIC insured.    No bank guarantee.      May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175
NYLIM-AO14518         (RECYCLE LOGO)           MS308-08            MSSB11-12/08
                                                                          B5

(MAINSTAY LOGO)


                 MAINSTAY

                 INCOME MANAGER FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 INCOME MANAGER FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       29
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              34
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            42
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       43
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             46
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        46
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       46
---------------------------------------------

DIRECTORS AND OFFICERS                     47

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (30.16%)   0.22%    1.25%
Excluding sales charges    (26.10)    1.36     1.82




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                             LEHMAN BROTHERS
                       MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                         MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
                       ---------------    ------------    ---------------    ---------------
10/31/98                    9450.00         10000.00          10000.00           10000.00
10/31/99                   10582.00         12558.00          11389.00           10053.00
10/31/00                   11740.00         13696.00          12361.00           10787.00
10/31/01                   10296.00         10130.00          11207.00           12358.00
10/31/02                    9371.00          8650.00          10619.00           13085.00
10/31/03                   10584.00         10581.00          12161.00           13727.00
10/31/04                   11455.00         11568.00          13094.00           14486.00
10/31/05                   12310.00         12779.00          13918.00           14651.00
10/31/06                   14050.00         14827.00          15461.00           15411.00
10/31/07                   15319.00         17056.00          17114.00           16240.00
10/31/08                   11321.00         10779.00          13411.00           16290.00






CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (30.18%)   0.21%    1.25%
Excluding sales charges    (26.12)    1.35     1.82




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                               LEHMAN BROTHERS
                         MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                           MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
                         ---------------    ------------    ---------------    ---------------
10/31/98                     23625.00         25000.00          25000.00           25000.00
10/31/99                     26454.00         31396.00          28471.00           25133.00
10/31/00                     29351.00         34239.00          30903.00           26968.00
10/31/01                     25740.00         25324.00          28017.00           30895.00
10/31/02                     23426.00         21626.00          26548.00           32713.00
10/31/03                     26459.00         26452.00          30403.00           34318.00
10/31/04                     28638.00         28920.00          32735.00           36216.00
10/31/05                     30774.00         31948.00          34796.00           36627.00
10/31/06                     35124.00         37068.00          38651.00           38527.00
10/31/07                     38297.00         42641.00          42785.00           40601.00
10/31/08                     28294.00         26949.00          33527.00           40725.00






CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (30.06%)   0.27%    1.10%
Excluding sales charges    (26.70)    0.61     1.10




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                    LEHMAN BROTHERS
              MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
              ---------------    ------------    ---------------    ---------------
10/31/98          10000.00         10000.00          10000.00           10000.00
10/31/99          11130.00         12558.00          11389.00           10053.00
10/31/00          12264.00         13696.00          12361.00           10787.00
10/31/01          10691.00         10130.00          11207.00           12358.00
10/31/02           9655.00          8650.00          10619.00           13085.00
10/31/03          10821.00         10581.00          12161.00           13727.00
10/31/04          11631.00         11568.00          13094.00           14486.00
10/31/05          12399.00         12779.00          13918.00           14651.00
10/31/06          14054.00         14827.00          15461.00           15411.00
10/31/07          15214.00         17056.00          17114.00           16240.00
10/31/08          11153.00         10779.00          13411.00           16290.00





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(4)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (27.41%)   0.59%    1.07%
Excluding sales charges    (26.74)    0.59     1.07




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER
                             MANAGER FUND         INDEX       COMPOSITE INDEX
                           ---------------    ------------    ---------------
10/31/98                       10000.00         10000.00          10000.00
                               11118.00         12558.00          11389.00
                               12245.00         13696.00          12361.00
                               10665.00         10130.00          11207.00
                                9636.00          8650.00          10619.00
                               10803.00         10581.00          12161.00
                               11601.00         11568.00          13094.00
                               12376.00         12779.00          13918.00
                               14017.00         14827.00          15461.00
                               15185.00         17056.00          17114.00
10/31/08                       11124.00         10779.00          13411.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
                           (26.01%)   1.53%    2.01%




(PERFORMANCE GRAPH)

                                                                               LEHMAN BROTHERS
                         MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                           MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
                         ---------------    ------------    ---------------    ---------------
10/31/98                     10000.00         10000.00          10000.00           10000.00
                             11213.00         12558.00          11389.00           10053.00
                             12466.00         13696.00          12361.00           10787.00
                             10955.00         10130.00          11207.00           12358.00
                              9994.00          8650.00          10619.00           13085.00
                             11310.00         10581.00          12161.00           13727.00
                             12264.00         11568.00          13094.00           14486.00
                             13216.00         12779.00          13918.00           14651.00
                             15110.00         14827.00          15461.00           15411.00
                             16490.00         17056.00          17114.00           16240.00
10/31/08                     12201.00         10779.00          13411.00           16290.00







 BENCHMARK PERFORMANCE                         ONE      FIVE     TEN
                                              YEAR     YEARS    YEARS
---------------------------------------------------------------------
Russell 1000(R) Index(5)                     (36.80%)   0.37%    0.75%
Income Manager Composite Index(6)            (21.64)    1.98     2.98
Barclays Capital Aggregate Bond Index(7)       0.30     3.48     5.00
Average Lipper flexible portfolio fund(8)    (26.15)    2.35     3.95



   does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A and B shares might have been lower.
4. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002, through December 31, 2003, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain contractual expenses and fees.
5. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Russell 1000(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes.
6. The Fund's Income Manager Composite Index consists of the Russell 1000(R) Index and the Barclays Capital Aggregate Bond Index weighted 55%/45%, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index.
7. Barclays Capital has recently completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Income Manager Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INCOME MANAGER FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $794.10         $4.83          $1,019.80         $ 5.43
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $793.90         $4.51          $1,020.10         $ 5.08
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $791.50         $8.29          $1,015.90         $ 9.32
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $790.90         $8.28          $1,015.90         $ 9.32
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $794.90         $4.06          $1,020.60         $4.57
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.07% for Investor Class, 1.00% for Class A, 1.84% for Class B and Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   54.6
Corporate Bonds                                 14.9
U.S. Government & Federal Agencies              13.7
Collateralized Mortgage Obligations              5.7
Asset-Backed Securities                          4.8
Short-Term Investments                           2.7
Yankee Bonds                                     2.1
Cash and Other Assets, Less Liabilities          1.0
Exchange Traded Funds                            0.3
Preferred Stocks                                 0.1
Futures Contracts                                0.1





See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS OR ISSUERS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  United States Treasury Notes,
        2.00%-4.50%,
        due 5/15/10-8/15/18
    2.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        4.50%-8.00%,
        due 11/1/12-8/1/37
    3.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.00%-8.50%,
        due 7/15/11-9/15/38
    4.  Bank of America Corp.
    5.  AT&T, Inc.
    6.  Pfizer, Inc.
    7.  Verizon Communications, Inc.
    8.  Altria Group, Inc.
    9.  U.S. Bancorp
   10.  Philip Morris International, Inc.







8    MainStay Income Manager Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA, THOMAS GIRARD, HARISH KUMAR, ANTHONY R. MALLOY AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY INCOME MANAGER FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Income Manager Fund returned -26.10% for Investor Class shares,(1) -26.12% for Class A shares, -26.70% for Class B shares and -26.74% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -26.01%. Investor Class, Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the -26.15% return of the average Lipper(2) flexible portfolio fund for the 12 months ended October 31, 2008. All share classes underperformed the -21.64% return of the Fund's Income Manager Composite Index(3) over the same period. All share classes outperformed the -36.80% return of the Russell 1000(R) Index,(4) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2008. See pages 5 and 6 for performance with sales charges

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE?

The domestic equity component of the Fund performed in line with the Russell 1000(R) Index during the reporting period. However, since international stocks declined even more dramatically during the reporting period, the Fund's equity holdings detracted from performance relative to the Fund's income-oriented peers. Relative to broader peer categories that lack the income orientation, however, the Fund's equity performance was relatively strong.

As a result of its income orientation, the fixed-income portion of the Fund focused on higher-yielding sectors and held an underweight position in U.S. Treasury securities relative to the Barclay's Capital Aggregate Bond Index,(5) which typically provides lower yields. Unfortunately, in a period of extreme risk aversion, Treasurys turned out to be the strongest-performing market sector, and the income portion of the Fund underperformed its benchmark, the Barclay's Capital Aggregate Bond Index. Several fixed-income sectors in which the Fund invested faced extreme pressure during the reporting period and suffered dramatic spread(6) widening.

DURING THE REPORTING PERIOD, WHICH EQUITY MARKET SEGMENTS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SEGMENTS DETRACTED?

In absolute terms, noncyclical consumer stocks tended to hold their value best during the reporting period, since these stocks tend to be less sensitive to economic downturns.

A comparatively large position in financial stocks, particularly banks, added to the Fund's performance relative to the Russell 1000(R) Index when the financials sector began to stabilize somewhat, following a steep decline in 2007. Also adding to the Fund's relative performance was its positioning in the energy sector. The Fund had a significant exposure to energy stocks early in the reporting period, but we trimmed this exposure as the price of oil began to decline.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Floating-rate debt may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. Investments in REITS carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes and changing interest rates.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Fund's Income Manager Composite Index.
4. See footnote on page 6 for more information on the Russell 1000(R) Index.
5. See footnote on page 6 for more information on the Barclays Capital Aggregate Bond Index.
6. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9

The Fund's holdings of information technology and consumer services companies detracted from absolute performance. The profitability of companies in these market segments is expected to be heavily influenced by the slowing economy. Relative to the Russell 1000(R) Index, the Fund's exposure to the transportation industry group was a significant detractor from the Fund's performance.

WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS DURING THE REPORTING PERIOD AND WHICH WERE WEAK CONTRIBUTORS?

Given the sharp drop in the equity market during the reporting period, it is not surprising that on an absolute basis, very few holdings made positive contributions to returns. Among these Fund positions were seed producers Mosaic and Monsanto. The Fund's positions in energy companies Apache and Occidental Petroleum also provided positive absolute returns, largely because these stocks were sold before the sharp decline in energy prices in the final months of the reporting period.

Positions in Bank of America and Citigroup were the most significant detractors from the Fund's absolute performance. Since both of these stocks are large constituents of the Russell 1000(R) Index, however, they inflicted far less damage on the Fund's relative performance.

Large holdings in AT&T and Verizon contributed negatively to the Fund's total return, but were actually positive contributors on a relative basis because they declined less than the average stock in the Russell 1000(R) Index.

DID THE FUND MAKE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING PERIOD?

Anticipating economic weakness, we increased or initiated positions in defensive stocks, such as Philip Morris International, Altria, Wal-Mart Stores and McDonald's. We also increased the Fund's exposure to U.S. Bancorp and Bank of America, sensing that the stocks were trading at especially attractive valuations.

Prominent among the Fund holdings that we reduced in size were metals & mining companies Southern Copper and Freeport-McMoRan Copper & Gold. We eventually eliminated both of these positions on concerns about falling commodity prices. We also pared the Fund's positions in Intel and Microsoft.

HOW DID THE FUND'S EQUITY WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund's largest increase in weightings relative to the Russell 1000(R) Index came in the financials sector, most notably among commercial banks. During the reporting period, we moved from being slightly underweight to heavily overweight in commercial banks. Bank stocks sold off sharply in 2007 and the first quarter of 2008 because of problems in the mortgage market. From a valuation perspective, we felt that bank stocks in general--and commercial bank stocks in particular--had become attractively priced, and the Fund was an aggressive buyer. We also dramatically increased the Fund's overweight exposure to the tobacco industry, which has historically maintained profitability throughout economic downturns.

Two of most substantial decreases in the Fund's weightings were in the energy and materials sectors. We particularly curtailed exposure to the metals & mining industry. With the global economy facing severe setbacks, we anticipated persistent downward pressure on commodity prices and responded accordingly.

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the equity portion of the Fund was overweight relative to the Russell 1000(R) Index in financials, telecommunication services and utilities. Generally speaking, this bias, which was designed to capture the higher dividend yields available in these sectors, was beneficial to the Fund's performance. On the same date, the equity portion of the Fund was underweight in information technology and consumer discretionary stocks.

HOW DID THE FUND'S FIXED-INCOME INVESTMENTS PERFORM?

The fixed-income portion of the Fund underperformed the Barclays Capital(R) Aggregate Bond Index for the 12 months ended October 31, 2008. The Fund's exposure to higher-yielding sectors of the fixed-income market, such as commercial mortgage-backed securities, nonagency mortgage-backed securities and home equity-related asset-backed securities detracted from performance. Each of these market segments was under extreme pressure throughout the reporting period and spreads widened dramatically.

An important part of the Fund's strategy is to construct a fixed-income portfolio that may generate a higher yield than the Barclays Capital Aggregate Bond Index and maintain that higher yield through various market cycles. While this strategy is subject to periods


10    MainStay Income Manager Fund
of underperformance, we continue to believe in the performance potential of the strategy over time.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S FIXED-INCOME POSITIONING?

The most important transactions during the period were sales of leveraged loans and emerging market debt and subsequent purchases of U.S. Treasury securities. This repositioning helped protect the performance of the fixed-income portion of the Fund because after the sales, leveraged loans and emerging-market debt substantially underperformed Treasury securities.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008




                                     PRINCIPAL
                                        AMOUNT           VALUE
LONG-TERM BONDS 41.2%+
ASSET-BACKED SECURITIES 4.8%
--------------------------------------------------------------

AIRLINES 0.0%++
Continental Airlines, Inc.
  Series 1992-2, Class A1
  7.256%, due 3/15/20               $   28,096   $      21,634

                                                 -------------

AUTOMOBILE 0.4%
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/15/13 (a)(b)            500,000         483,657
Harley-Davidson Motorcycle
  Trust
  Series 2007-3, Class B
  6.04%, due 8/15/14                   500,000         424,419
                                                 -------------
                                                       908,076

                                                 -------------

CREDIT CARDS 0.3%
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12                  750,000         705,806

                                                 -------------

HOME EQUITY 4.1%
Ameriquest Mortgage
  Securities, Inc.
  Series 2003-8, Class AF5
  4.64%, due 10/25/33                  486,923         446,871
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32                  311,092         251,674
CIT Group Home Equity Loan
  Trust
  Series 2003-1, Class A4
  3.93%, due 3/20/32                    85,505          75,213
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-2, Class A2
  5.557%, due 9/25/36 (b)              540,000         535,407
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)              500,000         486,258
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33 (b)              543,477         496,208
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36                  500,000         306,180
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36                  492,722         269,108
  Series 2003-5, Class AF5
  5.739%, due 2/25/34 (b)              612,813         509,902
  Series 2006-S5, Class A3
  5.762%, due 7/25/36                  500,000         145,963
  Series 2007-S1, Class A3
  5.81%, due 11/25/36                  479,412         240,983
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.623%, due 2/25/37                  500,000         274,423
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37 (b)              200,000         114,672
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 11/25/33 (b)             500,000         447,730
  Series 2003-3, Class AF4
  4.995%, due 12/25/33                 496,169         429,003
GMAC Mortgage Corp. Loan
  Trust
  Series 2006-HE2, Class A3
  6.32%, due 5/25/36                   500,000         272,391
GSAA Home Equity Trust
  Series 2007-2, Class AF2
  5.76%, due 3/25/37                   500,000         414,115
  Series 2006-6, Class AF2
  6.055%, due 1/15/35                  500,000         443,320
JPMorgan Mortgage Acquisition
  Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 11/25/36                 500,000         390,213
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37                  500,000         377,170
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36                   500,000         255,530
Marriott Vacation Club Owner
  Trust
  Series 2006-1A, Class A
  5.737%, due 4/20/28 (a)(c)           113,327          85,380
Morgan Stanley Mortgage Loan
  Trust
  Series 2006-17XS, Class A3A
  5.651%, due 10/25/46                 500,000         359,390
  Series 2007-3XS, Class 2A2
  5.704%, due 1/25/47                  500,000         422,155
Option One Mortgage Loan
  Trust
  Series 2007-FXD1, Class 3A3
  5.611%, due 1/25/37                  570,000         401,793


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings or issuers, as of October 31, 2008, excluding short-term investments. May be subject to change daily.


12    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
ASSET-BACKED SECURITIES (CONTINUED)
HOME EQUITY (CONTINUED)
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)            $  439,297   $     401,335
  Series 2003-RS7, Class AI6
  5.34%, due 8/25/33                   429,642         405,487
Residential Asset Securities
  Corp.
  Series 2002-KS2, Class AI6
  6.228%, due 4/25/32 (b)              340,714         311,311
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class 1A3
  6.03%, due 5/25/37 (b)               750,000         545,623
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33                   96,707          82,432
Terwin Mortgage Trust
  Series 2005-14HE, Class AF2
  4.849%, due 8/25/36 (b)              383,118         368,609
                                                 -------------
                                                    10,565,849
                                                 -------------
Total Asset-Backed Securities
  (Cost $15,594,131)                                12,201,365
                                                 -------------


COLLATERALIZED MORTGAGE OBLIGATIONS 5.7%
--------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 5.7%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-6, Class A2
  5.309%, due 10/10/45                 500,000         446,275
  Series 2006-4, Class A3A
  5.60%, due 7/10/46                   250,000         208,073
  Series 2006-4, Class A4
  5.634%, due 7/10/46                  500,000         388,850
  Series 2006-2, Class AAB
  5.911%, due 5/10/45                  500,000         418,882
  Series 2006-2, Class A4
  5.929%, due 5/10/45                  730,000         580,298
Banc of America Funding Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36                 500,000         310,613
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.099%, due 8/25/35 (a)              500,000         434,804
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW17, Class A3
  5.736%, due 6/11/50                  500,000         392,865
  Series 2006-PW12, Class AAB
  5.877%, due 9/11/38                  250,000         206,697
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2005-CD1, Class AM
  5.40%, due 7/15/44                 1,000,000         685,155
Commercial Mortgage
  Pass-Through Certificates
  Series 2006-C8, Class AAB
  5.291%, due 12/10/46                 500,000         397,712
  Series 2006-C8, Class A4
  5.306%, due 12/10/46                 500,000         375,565
CW Capital Cobalt, Ltd.
  Series 2006-C1, Class A4
  5.223%, due 8/15/48                  500,000         370,270
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2004-C3, Class A5
  4.878%, due 1/15/42                  510,000         410,531
  Series 2006-LDP8, Class A4
  5.399%, due 5/15/45                  500,000         379,025
  Series 2006-CB16, Class A3B
  5.579%, due 5/12/45                  500,000         415,656
  Series 2006-CB15, Class A4
  5.814%, due 6/12/43                  500,000         393,237
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51                  500,000         395,561
  Series 2007-LD12, Class A3
  6.189%, due 2/15/51                  500,000         400,129
JPMorgan Mortgage Trust
  Series 2006-A4, Class 1A1
  5.816%, due 6/25/36                  911,159         635,888
LB-UBS Commercial Mortgage
  Trust
  Series 2006-C7, Class A3
  5.347%, due 11/15/38                 500,000         369,435
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40                  500,000         397,554
  Series 2007-C6, Class A3
  5.933%, due 7/15/40                  500,000         395,338
  Series 2006-C4, Class AAB
  6.055%, due 6/15/32                  300,000         248,715
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A4
  5.291%, due 1/12/44                  500,000         401,790


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                     PRINCIPAL
                                        AMOUNT           VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2007-8, Class A2
  6.119%, due 5/12/16               $  500,000   $     415,132
Morgan Stanley Capital I
  Series 2006-IQ12, Class A4
  5.332%, due 12/15/43                 500,000         376,158
  Series 2007-IQ14, Class AAB
  5.654%, due 4/15/49                  500,000         389,749
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44                  500,000         321,017
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.727%, due 9/25/36 (d)              500,000         275,791
  Series 2005-22, Class 5A2
  6.002%, due 12/25/35                 680,266         275,581
  Series 2006-5, Class 1A1
  6.051%, due 6/25/36                  638,253         381,220
TBW Mortgage-Backed
  Pass-Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37                   500,000         353,355
Wachovia Bank Commercial
  Mortgage Trust
  Series 2005-C18, Class A4
  4.935%, due 4/15/42                1,000,000         796,939
  Series 2006-C29, Class AM
  5.339%, due 11/15/48                 500,000         304,970
Wells Fargo Mortgage Backed
  Securities Trust
  Series 2007-AR3, Class A2
  5.729%, due 4/25/37                1,000,000         643,650
                                                 -------------
Total Collateralized Mortgage
  Obligations
  (Cost $19,820,399)                                14,592,480
                                                 -------------


CORPORATE BONDS 14.9%
--------------------------------------------------------------

ADVERTISING 0.1%
Lamar Media Corp.
  Series C
  6.625%, due 8/15/15                  300,000         220,500
                                                 -------------


AEROSPACE & DEFENSE 0.5%
BE Aerospace, Inc.
  8.50%, due 7/1/18                    200,000         172,000
DRS Technologies, Inc.
  6.875%, due 11/1/13                  200,000         198,000
Hawker Beechcraft Acquisition
  Co. LLC/Hawker Beechcraft
  Co.
  9.75%, due 4/1/17                    400,000         224,000
L-3 Communications Corp.
  Class B
  6.375%, due 10/15/15                 300,000         249,000
Lockheed Martin Corp.
  7.65%, due 5/1/16                    100,000         102,920
Northrop Grumman Corp.
  7.125%, due 2/15/11                  100,000         100,871
TransDigm, Inc.
  7.75%, due 7/15/14                   200,000         160,000
                                                 -------------
                                                     1,206,791
                                                 -------------

AUTO MANUFACTURERS 0.0%++
Ford Motor Co.
  7.45%, due 7/16/31                    35,000          11,025
General Motors Corp.
  8.375%, due 7/15/33                  350,000         113,750
                                                 -------------
                                                       124,775
                                                 -------------

AUTO PARTS & EQUIPMENT 0.1%
TRW Automotive, Inc.
  7.00%, due 3/15/14 (a)               300,000         177,000
                                                 -------------


BANKS 0.4%
Deutsche Bank Financial, Inc.
  7.50%, due 4/25/09                   100,000          99,683
KeyBank N.A.
  5.80%, due 7/1/14                    175,000         141,090
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                  100,000         102,666
Popular North America, Inc.
  5.65%, due 4/15/09                   375,000         366,948
SunTrust Banks, Inc.
  5.45%, due 12/1/17                    50,000          40,505
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                    250,000         249,710
                                                 -------------
                                                     1,000,602
                                                 -------------

BEVERAGES 0.2%
Anheuser-Busch Cos., Inc.
  5.75%, due 4/1/10                    100,000          98,293
Coca-Cola Co. (The)
  5.35%, due 11/15/17                  275,000         249,627
Coca-Cola Enterprises, Inc.
  7.00%, due 5/15/98                   100,000          80,651
                                                 -------------
                                                       428,571
                                                 -------------

CHEMICALS 0.4%
Dow Chemical Co. (The)
  8.55%, due 10/15/09                  100,000         100,151



14    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
CHEMICALS (CONTINUED)
Innophos, Inc.
  8.875%, due 8/15/14               $  325,000   $     286,000
Mosaic Global Holdings, Inc.
  7.625%, due 12/1/16 (a)              250,000         218,318
Rockwood Specialties Group,
  Inc.
  7.50%, due 11/15/14                  400,000         328,000
                                                 -------------
                                                       932,469
                                                 -------------

COMMERCIAL SERVICES 0.6%
ARAMARK Corp.
  8.50%, due 2/1/15                    250,000         213,750
Corrections Corp. of America
  7.50%, due 5/1/11                    200,000         189,000
Geo Group, Inc. (The)
  8.25%, due 7/15/13                   235,000         205,625
Iron Mountain, Inc.
  8.75%, due 7/15/18                   150,000         128,250
Mac-Gray Corp.
  7.625%, due 8/15/15                  400,000         376,000
McKesson Corp.
  5.25%, due 3/1/13                    125,000         107,816
Service Corp. International
  7.00%, due 6/15/17                   350,000         266,875
                                                 -------------
                                                     1,487,316
                                                 -------------

COMPUTERS 0.2%
Activant Solutions, Inc.
  9.50%, due 5/1/16                    250,000         152,500
SunGard Data Systems, Inc.
  9.125%, due 8/15/13                  400,000         332,000
                                                 -------------
                                                       484,500
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES 1.0%
American General Finance
  Corp.
  6.90%, due 12/15/17                  500,000         180,952
Ameriprise Financial, Inc.
  5.35%, due 11/15/10                   50,000          46,004
Capital One Bank
  5.125%, due 2/15/14                  100,000          84,968
Caterpillar Financial
  Services Corp.
  4.30%, due 6/1/10                     50,000          49,033
Citigroup, Inc.
  5.875%, due 2/22/33                  250,000         166,960
Ford Motor Credit Co.
  9.875%, due 8/10/11                  200,000         126,034
General Motors Acceptance
  Corp.
  6.875%, due 9/15/11                  300,000         175,695
Global Cash Acceptance/Global
  Cash Finance Corp.
  8.75%, due 3/15/12                   300,000         252,000
Goldman Sachs Group, Inc.
  (The)
  5.35%, due 1/15/16                   150,000         123,324
  5.70%, due 9/1/12                     75,000          67,347
JPMorgan Chase & Co.
  5.15%, due 10/1/15                   100,000          87,064
  5.75%, due 1/2/13                    250,000         237,901
MBNA Corp.
  6.125%, due 3/1/13                   100,000          91,960
Merrill Lynch & Co., Inc.
  6.875%, due 4/25/18                  150,000         133,228
Morgan Stanley
  Series E
  5.45%, due 1/9/17                    350,000         279,703
  6.75%, due 10/15/13                  125,000          98,192
Pinnacle Foods Finance
  LLC/Pinnacle
  Foods Finance Corp.
  9.25%, due 4/1/15                    350,000         255,500
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)              200,000         187,388
                                                 -------------
                                                     2,643,253
                                                 -------------

ELECTRIC 2.3%
AES Corp. (The)
  8.75%, due 5/15/13 (a)               125,000         113,750
American Electric Power Co.,
  Inc.
  Series C
  5.375%, due 3/15/10                  100,000          97,285
Arizona Public Service Co.
  5.50%, due 9/1/35                    325,000         182,694
CMS Energy Corp.
  8.50%, due 4/15/11                   500,000         477,149
Commonwealth Edison Co.
  5.95%, due 8/15/16                   150,000         127,896
Consumers Energy Co.
  Series B
  5.375%, due 4/15/13                  100,000          91,495
Dominion Resources, Inc.
  Series B
  6.25%, due 6/30/12                    60,000          56,600
DTE Energy Co.
  Series A
  6.65%, due 4/15/09                   100,000          98,243
Duke Energy Corp.
  6.25%, due 1/15/12                   125,000         124,210
Edison Mission Energy
  7.00%, due 5/15/17                   600,000         474,750
Energy Future Holdings Corp.
  10.875%, due 11/1/17 (a)             200,000         154,000
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                    250,000         228,820


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                     PRINCIPAL
                                        AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11               $  125,000   $     117,748
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                   100,000          99,308
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (a)                260,000         217,100
Mirant North America LLC
  7.375%, due 12/31/13                 400,000         349,500
Nevada Power Co.
  6.50%, due 4/15/12                   900,000         885,902
Northern States Power Co.
  6.875%, due 8/1/09                   100,000         100,465
NRG Energy, Inc.
  7.375%, due 2/1/16                   600,000         517,500
Pacific Gas & Electric Co.
  5.80%, due 3/1/37                    300,000         223,581
Pepco Holdings, Inc.
  6.45%, due 8/15/12                   400,000         379,838
  7.45%, due 8/15/32                    50,000          38,105
PSE&G Power LLC
  7.75%, due 4/15/11                   100,000          98,651
Reliant Energy, Inc.
  7.625%, due 6/15/14                  400,000         308,000
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                    50,000          37,301
Southern California Edison
  Co.
  6.65%, due 4/1/29                    100,000          83,832
Texas Competitive Electric
  Holdings Co. LLC
  10.25%, due 11/1/15 (a)              200,000         152,500
Union Electric Co.
  5.40%, due 2/1/16                     50,000          40,377
                                                 -------------
                                                     5,876,600
                                                 -------------

ENGINEERING & CONSTRUCTION 0.1%
Esco Corp.
  8.625%, due 12/15/13 (a)             250,000         200,000
                                                 -------------


ENTERTAINMENT 0.4%
Pokagon Gaming Authority
  10.375%, due 6/15/14 (a)             373,000         339,430
Shingle Springs Tribal Gaming
  Authority
  9.375%, due 6/15/15 (a)              400,000         196,000
Tunica-Biloxi Gaming
  Authority
  9.00%, due 11/15/15 (a)              250,000         218,125
Vail Resorts, Inc.
  6.75%, due 2/15/14                   300,000         229,500
Warner Music Group
  7.375%, due 4/15/14                  100,000          62,000
                                                 -------------
                                                     1,045,055
                                                 -------------

ENVIRONMENTAL CONTROLS 0.3%
Allied Waste North America
  6.875%, due 6/1/17                   350,000         304,500
  7.875%, due 4/15/13                  150,000         139,500
Republic Services, Inc.
  6.75%, due 8/15/11                    25,000          24,329
Waste Services, Inc.
  9.50%, due 4/15/14                   150,000         120,000
WCA Waste Corp.
  9.25%, due 6/15/14                   160,000         131,200
                                                 -------------
                                                       719,529
                                                 -------------

FOOD 0.3%
Del Monte Corp.
  6.75%, due 2/15/15                   300,000         247,500
Kellogg Co.
  Series B
  7.45%, due 4/1/31                    100,000          99,882
Kroger Co. (The)
  4.95%, due 1/15/15                   100,000          85,399
Safeway, Inc.
  6.35%, due 8/15/17                   200,000         172,898
Stater Brothers Holdings
  8.125%, due 6/15/12                   85,000          75,650
                                                 -------------
                                                       681,329
                                                 -------------

FOREST PRODUCTS & PAPER 0.4%
Buckeye Technologies, Inc.
  8.50%, due 10/1/13                   400,000         350,000
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (a)               395,000         290,325
Rock-Tenn Co.
  9.25%, due 3/15/16 (a)               250,000         220,000
Weyerhaeuser Co.
  6.75%, due 3/15/12                   100,000          86,065
                                                 -------------
                                                       946,390
                                                 -------------

GAS 0.0%++
Atmos Energy Corp.
  4.00%, due 10/15/09                   50,000          47,145
                                                 -------------

HAND & MACHINE TOOLS 0.1%
Baldor Electric Co.
  8.625%, due 2/15/17                  400,000         306,000
                                                 -------------





16    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE--PRODUCTS 0.0%++
Bausch & Lomb, Inc.
  9.875%, due 11/1/15 (a)           $  155,000   $     122,063
                                                 -------------

HEALTH CARE-SERVICES 0.3%
Aetna, Inc.
  7.875%, due 3/1/11                    50,000          49,542
DaVita, Inc.
  7.25%, due 3/15/15                   400,000         342,000
HCA, Inc.
  9.25%, due 11/15/16                  500,000         425,000
Quest Diagnostics, Inc.
  5.125%, due 11/1/10                   25,000          23,702
                                                 -------------
                                                       840,244
                                                 -------------

HOME BUILDERS 0.1%
Meritage Homes Corp.
  6.25%, due 3/15/15                   300,000         153,750
Pulte Homes, Inc.
  7.875%, due 8/1/11                   100,000          84,750
                                                 -------------
                                                       238,500
                                                 -------------

HOME FURNISHING 0.1%
ALH Finance LLC/ALH Finance
  Corp.
  8.50%, due 1/15/13                   200,000         156,000
                                                 -------------


HOUSEHOLD PRODUCTS & WARES 0.2%
American Greetings Corp.
  7.375%, due 6/1/16                   150,000         123,000
JohnsonDiversey, Inc.
  Series B
  9.625%, due 5/15/12                  400,000         356,000
                                                 -------------
                                                       479,000
                                                 -------------

INSURANCE 0.4%
Allstate Corp. (The)
  7.20%, due 12/1/09                   100,000          99,772
American International Group,
  Inc.
  4.70%, due 10/1/10                   100,000          65,255
Berkshire Hathaway Finance
  Corp.
  4.625%, due 10/15/13                 100,000          95,741
CIGNA Corp.
  7.00%, due 1/15/11                   100,000          97,876
Everest Reinsurance Holdings,
  Inc.
  8.75%, due 3/15/10                   500,000         501,696
Nationwide Financial
  Services, Inc.
  5.10%, due 10/1/15                    25,000          24,305
Principal Life Income Funding
  Trust
  5.20%, due 11/15/10                   25,000          25,083
                                                 -------------
                                                       909,728
                                                 -------------

IRON & STEEL 0.1%
Steel Dynamics, Inc.
  7.375%, due 11/1/12                  400,000         297,500
                                                 -------------


LEISURE TIME 0.2%
Leslie's Poolmart, Inc.
  7.75%, due 2/1/13                    400,000         308,000
Travelport LLC
  9.875%, due 9/1/14                   400,000         190,000
                                                 -------------
                                                       498,000
                                                 -------------

LODGING 0.2%
MGM Mirage, Inc.
  5.875%, due 2/27/14                  400,000         237,000
Wynn Las Vegas LLC
  6.625%, due 12/1/14                  400,000         295,000
                                                 -------------
                                                       532,000
                                                 -------------

MACHINERY--CONSTRUCTION & MINING 0.1%
Caterpillar, Inc.
  7.25%, due 9/15/09                   100,000         101,321
Terex Corp.
  8.00%, due 11/15/17                  300,000         222,000
                                                 -------------
                                                       323,321
                                                 -------------

MEDIA 0.9%
Allbritton Communications Co.
  7.75%, due 12/15/12                  300,000         204,000
Charter Communications
  Holdings II LLC/Charter
  Communications Holdings II
  Capital Corp.
  10.25%, due 9/15/10                  200,000         139,000
Charter Communications
  Operating LLC
  8.00%, due 4/30/12 (a)               200,000         154,000
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13                  150,000         145,513
Comcast Corp.
  6.50%, due 1/15/15                   100,000          90,135
CSC Holdings, Inc.
  7.625%, due 7/15/18                  200,000         143,500
Dex Media, Inc.
  8.00%, due 11/15/13                  250,000          55,000
Mediacom Broadband LLC
  8.50%, due 10/15/15                  300,000         222,000
News America Holdings, Inc.
  9.25%, due 2/1/13                    100,000         101,333
Rainbow National Services LLC
  10.375%, due 9/1/14 (a)              130,000         113,100
Salem Communiciations Corp.
  7.75%, due 12/15/10                  300,000         210,000


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                     PRINCIPAL
                                        AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MEDIA (CONTINUED)
Time Warner Cable, Inc.
  5.85%, due 5/1/17                 $  540,000   $     442,378
  9.25%, due 2/15/14                   400,000         324,000
                                                 -------------
                                                     2,343,959
                                                 -------------

MINING 0.3%
Century Aluminum Co.
  7.50%, due 8/15/14                   400,000         256,000
Freeport-McMoRan Copper &
  Gold, Inc.
  8.375%, due 4/1/17                   500,000         392,500
                                                 -------------
                                                       648,500
                                                 -------------

MISCELLANEOUS--MANUFACTURING 0.5%
Actuant Corp.
  6.875%, due 6/15/17                  200,000         171,000
General Electric Co.
  5.25%, due 12/6/17                   250,000         209,263
Parker Hannifin Corp.
  7.30%, due 5/15/11                   500,000         563,039
SPX Corp.
  7.625%, due 12/15/14 (a)             300,000         252,000
Textron, Inc.
  5.60%, due 12/1/17                   175,000         134,332
                                                 -------------
                                                     1,329,634
                                                 -------------

OIL & GAS 0.9%
Chesapeake Energy Corp.
  6.625%, due 1/15/16                  500,000         390,625
Comstock Resources, Inc.
  6.875%, due 3/1/12                   400,000         304,000
Connacher Oil & Gas
  10.25%, due 12/15/15 (a)             200,000         140,000
Denbury Resources, Inc.
  7.50%, due 12/15/15                  400,000         278,000
Devon Financing Corp. LLC
  6.875%, due 9/30/11                  125,000         124,146
Enterprise Products
  Operating, L.P.
  4.95%, due 6/1/10                    100,000          95,138
Frontier Oil Corp.
  8.50%, due 9/15/16                   200,000         174,000
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)               200,000         208,344
Newfield Exploration Co.
  7.125%, due 5/15/18                  340,000         240,125
Southwestern Energy Co.
  7.50%, due 2/1/18 (a)                400,000         328,000
                                                 -------------
                                                     2,282,378
                                                 -------------

OIL & GAS SERVICES 0.1%
Complete Production Services,
  Inc.
  8.00%, due 12/15/16                  200,000         136,000
                                                 -------------


PACKAGING & CONTAINERS 0.1%
Berry Plastics Holding Corp.
  8.875%, due 9/15/14                  400,000         208,000
Graham Packaging Co., Inc.
  8.50%, due 10/15/12                  250,000         182,500
                                                 -------------
                                                       390,500
                                                 -------------

PHARMACEUTICALS 0.2%
Bristol-Myers Squibb Co.
  5.875%, due 11/15/36                 400,000         327,909
Eli Lilly & Co.
  4.50%, due 3/15/18                   100,000          83,155
Schering-Plough Corp.
  5.55%, due 12/1/13                   100,000          94,838
                                                 -------------
                                                       505,902
                                                 -------------

PIPELINES 0.6%
Copano Energy LLC/Copano
  Energy
  Finance Corp.
  7.75%, due 6/1/18 (a)                250,000         172,500
Dynegy Holdings, Inc.
  7.75%, due 6/1/19                    200,000         134,000
El Paso Corp.
  7.00%, due 6/15/17                   400,000         305,282
Kinder Morgan Finance Co. ULC
  5.70%, due 1/5/16                    370,000         286,750
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                  150,000         108,375
  8.75%, due 4/15/18                   140,000         100,800
Williams Cos., Inc.
  7.625%, due 7/15/19                  400,000         330,000
                                                 -------------
                                                     1,437,707
                                                 -------------

REAL ESTATE 0.2%
AMB Property, L.P.
  5.45%, due 12/1/10                   500,000         497,774
ERP Operating, L.P.
  7.125%, due 10/15/17                 100,000          72,651
                                                 -------------
                                                       570,425
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 0.6%
AvalonBay Communities, Inc.
  6.125%, due 11/1/12                  250,000         213,267
Camden Property Trust
  4.375%, due 1/15/10                   65,000          60,176
Host Marriott, L.P.
  7.125%, due 11/1/13                  400,000         314,000



18    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Liberty Property, L.P.
  8.50%, due 8/1/10                 $  125,000   $     126,241
ProLogis
  5.625%, due 11/15/16                 100,000          54,609
Regency Centers, L.P.
  6.75%, due 1/15/12                   200,000         191,909
Weingarten Realty Investors
  7.00%, due 7/15/11                   500,000         509,255
                                                 -------------
                                                     1,469,457
                                                 -------------

RETAIL 0.3%
Ferrellgas Escrow
  LLC/Ferrellgas
  Finance Escrow Corp.
  6.75%, due 5/1/14                    300,000         213,000
Macy's Retail Holdings, Inc.
  5.95%, due 11/1/08                   100,000         100,000
  6.30%, due 4/1/09                    250,000         243,040
Neiman Marcus Group, Inc.
  (The)
  9.00%, due 10/15/15 (e)              400,000         274,000
                                                 -------------
                                                       830,040
                                                 -------------

SEMICONDUCTORS 0.1%
Amkor Technology, Inc.
  9.25%, due 6/1/16                    400,000         238,000
                                                 -------------


TELECOMMUNICATIONS 0.7%
American Tower Corp.
  7.00%, due 10/15/17 (a)              300,000         261,000
BellSouth Corp.
  6.00%, due 10/15/11                  250,000         243,322
Cincinnati Bell, Inc.
  8.375%, due 1/15/14                  300,000         216,750
Cricket Communications, Inc.
  9.375%, due 11/1/14                  126,000         102,375
Embarq Corp.
  7.995%, due 6/1/36                    50,000          33,000
GCI, Inc.
  7.25%, due 2/15/14                   250,000         200,000
MetroPCS Wireless, Inc.
  9.25%, due 11/1/14                   400,000         333,000
New Cingular Wireless
  Services, Inc.
  7.875%, due 3/1/11                   100,000          99,789
Qwest Capital Funding
  6.875%, due 7/15/28                  300,000         189,000
Qwest Communications
  International, Inc.
  Series B
  7.50%, due 2/15/14                   200,000         137,500
                                                 -------------
                                                     1,815,736
                                                 -------------

TEXTILES 0.0%++
Simmons Co.
  7.875%, due 1/15/14                  250,000         125,000
                                                 -------------


TRANSPORTATION 0.3%
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37                    150,000         117,511
  7.125%, due 12/15/10                 100,000         101,631
Norfolk Southern Corp.
  6.75%, due 2/15/11                   100,000          96,397
  7.05%, due 5/1/37                     25,000          21,589
Union Pacific Corp.
  5.75%, due 11/15/17                  250,000         211,881
  6.65%, due 1/15/11                   100,000          97,275
                                                 -------------
                                                       646,284
                                                 -------------

TRUCKING & LEASING 0.0%++
TTX Co.
  5.00%, due 4/1/12 (a)                100,000         107,686
                                                 -------------
Total Corporate Bonds
  (Cost $47,547,086)                                37,801,389
                                                 -------------



U.S. GOVERNMENT & FEDERAL AGENCIES 13.7%
--------------------------------------------------------------

FEDERAL HOME LOAN BANK 0.8%
  4.625%, due 10/10/12               2,000,000       2,031,984
                                                 -------------


  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 2.3%
  4.50%, due 8/1/33                    324,608         295,164
  4.50%, due 8/1/35                    404,809         367,583
  5.00%, due 3/1/37                    367,519         347,933
  5.00%, due 6/1/37                  2,779,242       2,631,132
  5.50%, due 2/1/18                    295,000         296,084
  5.50%, due 2/1/21                    273,286         272,326
  5.50%, due 10/1/21                   326,680         325,532
  6.00%, due 8/1/21                    328,059         330,285
  6.00%, due 8/1/37                  1,273,788       1,272,275
  6.50%, due 11/1/16                    59,089          60,600
  6.50%, due 2/1/27                        850             871
  6.50%, due 5/1/29                     68,095          69,654
  6.50%, due 6/1/29                    102,428         104,771
  6.50%, due 7/1/29                    143,264         146,541
  6.50%, due 8/1/29                     45,106          46,138
  6.50%, due 9/1/29                      6,254           6,397
  6.50%, due 10/1/29                       623             637
  6.50%, due 6/1/32                     47,427          48,468
  6.50%, due 1/1/37                     37,150          37,681
  7.00%, due 3/1/26                        476             491
  7.00%, due 9/1/26                     16,371          16,891
  7.00%, due 10/1/26                       109             113


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                     PRINCIPAL
                                        AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.00%, due 7/1/30                 $    5,744   $       5,901
  7.00%, due 7/1/32                     77,542          79,668
  7.50%, due 1/1/16                     10,272          10,818
  7.50%, due 5/1/32                     59,137          62,526
  8.00%, due 11/1/12                     7,193           7,523
                                                 -------------
                                                     6,844,003
                                                 -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 0.4%
  3.625%, due 8/15/11                1,000,000       1,010,009
                                                 -------------


FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 1.5%
  4.00%, due 12/1/20                   444,709         412,635
  4.50%, due 7/1/20                     50,424          48,127
  4.50%, due 12/1/20                   596,248         569,083
  4.50%, due 3/1/21                     65,827          62,828
  5.00%, due 8/1/22                    743,011         726,880
  5.00%, due 5/1/37                  1,088,509       1,031,631
  5.50%, due 3/1/38                    995,830         973,471
  6.00%, due 4/1/19                      8,201           8,315
  7.00%, due 10/1/37                    17,262          17,841
  7.00%, due 11/1/37                    68,243          70,534
  7.50%, due 8/1/11                      1,629           1,668
  7.50%, due 10/1/11                     1,565           1,636
  7.50%, due 10/1/15                    63,498          66,618
  8.00%, due 7/1/09                        401             411
  8.00%, due 4/1/10                      4,124           4,295
  8.00%, due 8/1/11                        689             723
  8.00%, due 10/1/11                     7,422           7,793
  8.00%, due 11/1/11                     1,508           1,584
                                                 -------------
                                                     4,006,073
                                                 -------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 2.2%
  5.00%, due 12/15/37                   90,792          86,759
  5.00%, due 5/15/38                   895,771         855,981
  5.50%, due 9/15/35                   121,528         119,373
  5.50%, due 7/15/36                   447,766         439,685
  6.00%, due 1/15/33                   159,816         160,521
  6.00%, due 11/15/33                  153,687         154,150
  6.00%, due 11/15/36                  399,758         400,333
  6.00%, due 11/15/37                  459,582         460,105
  6.00%, due 9/15/38                   998,899       1,000,035
  6.50%, due 4/15/29                       287             291
  6.50%, due 5/15/29                       506             514
  6.50%, due 8/15/29                        67              68
  6.50%, due 7/15/31                   167,093         169,738
  6.50%, due 10/15/31                   15,462          15,683
  6.50%, due 8/15/36                   449,501         454,923
  6.50%, due 7/15/37                   524,405         530,574
  7.00%, due 7/15/11                       358             374
  7.00%, due 10/15/11                   23,820          24,815
  7.00%, due 9/15/23                     5,519           5,702
  7.00%, due 7/15/25                     2,485           2,562
  7.00%, due 12/15/25                    5,134           5,294
  7.00%, due 5/15/26                    10,658          10,974
  7.00%, due 11/15/27                   18,807          19,340
  7.00%, due 12/15/27                   99,580         102,403
  7.00%, due 6/15/28                     5,246           5,387
  7.50%, due 3/15/26                    10,753          11,374
  7.50%, due 6/15/26                       598             633
  7.50%, due 10/15/30                   47,187          49,735
  8.00%, due 8/15/26                     2,209           2,365
  8.00%, due 9/15/26                       746             798
  8.00%, due 10/15/26                   22,787          24,397
  8.50%, due 11/15/26                   25,929          27,786
                                                 -------------
                                                     5,142,672
                                                 -------------

UNITED STATES TREASURY BONDS 0.8%
  4.375%, due 2/15/38                  260,000         260,772
  4.75%, due 2/15/37                   585,000         620,237
  5.00%, due 5/15/37                   790,000         870,111
                                                 -------------
                                                     1,751,120
                                                 -------------

  UNITED STATES TREASURY NOTES (CONTINUED)
  2.00%, due 9/30/10                   155,000         156,441
  2.75%, due 7/31/10                 2,000,000       2,045,938
  2.875%, due 6/30/10                  209,000         213,784
  3.125%, due 9/30/13                2,000,000       2,032,796
  3.375%, due 7/31/13                2,105,000       2,166,834
  3.875%, due 5/15/18                2,230,000       2,226,341
  4.00%, due 8/15/18                   875,000         876,175
  4.25%, due 8/15/14                   275,000         295,389
  4.50%, due 5/15/10                    65,000          68,093
  4.50%, due 9/30/11                 3,700,000       3,982,414
                                                 -------------
                                                    14,064,205
                                                 -------------
Total U.S. Government &
  Federal Agencies
  (Cost $34,796,406)                                34,850,066
                                                 -------------



YANKEE BONDS 2.1% (F)
--------------------------------------------------------------

BANKS 0.1%
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (a)              200,000         182,701
                                                 -------------


BEVERAGES 0.2%
Diageo Capital PLC
  5.125%, due 1/30/12                  250,000         239,049



20    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
BEVERAGES (CONTINUED)
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                $  300,000   $     300,502
                                                 -------------
                                                       539,551
                                                 -------------

BIOTECHNOLOGY 0.1%
FMC Finance III S.A.
  6.875%, due 7/15/17                  400,000         318,000
                                                 -------------


CHEMICALS 0.1%
Ineos Group Holdings PLC
  8.50%, due 2/15/16 (a)               400,000         148,000
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES 0.1%
CIT Group Co. of Canada
  5.20%, due 6/1/15                    125,000          65,460
UFJ Finance Aruba AEC
  6.75%, due 7/15/13                   100,000         105,662
                                                 -------------
                                                       171,122
                                                 -------------

ENTERTAINMENT 0.1%
Great Canadian Gaming Corp.
  7.25%, due 2/15/15 (a)               400,000         300,000
                                                 -------------

IRON & STEEL (0.1%)
Russel Metals, Inc.
  6.375%, due 3/1/14                   200,000         160,000
                                                 -------------


MEDIA 0.1%
Videotron Ltee
  6.875%, due 1/15/14                   55,000          45,650
Videotron, Ltd.
  9.125%, due 4/15/18 (a)              295,000         261,813
                                                 -------------
                                                       307,463
                                                 -------------

OIL & GAS 0.2%
EnCana Corp.
  6.30%, due 11/1/11                   100,000          97,596
OPTI Canada, Inc.
  8.25%, due 12/15/14                  400,000         238,000
Petroplus Finance, Ltd.
  6.75%, due 5/1/14 (a)                400,000         268,000
                                                 -------------
                                                       603,596
                                                 -------------

PIPELINES 0.1%
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                   250,000         210,178
  5.85%, due 3/15/36                   100,000          65,232
                                                 -------------
                                                       275,410
                                                 -------------

REAL ESTATE 0.2%
Westfield Capital Corp.,
  Ltd./WT Finance Aust Pty,
  Ltd./WEA Finance LLC
  4.375%, due 11/15/10 (a)             500,000         473,928
                                                 -------------


TELECOMMUNICATIONS 0.6%
Deutsche Telekom
  International Finance B.V.
  8.50%, due 6/15/10                   250,000         246,232
Intelsat Subsidiary Holding
  Co., Ltd.
  8.50%, due 1/15/13 (a)               400,000         348,000
Telecom Italia Capital S.A.
  6.375%, due 11/15/33                 100,000          60,130
Telefonica Europe B.V.
  7.75%, due 9/15/10                   100,000          96,809
Vodafone Group PLC
  7.75%, due 2/15/10                   750,000         729,154
                                                 -------------
                                                     1,480,325
                                                 -------------

TRANSPORTATION 0.1%
Canadian National Railway Co.
  6.375%, due 11/15/37                 335,000         265,924
  7.625%, due 5/15/23                   50,000          48,168
                                                 -------------
                                                       314,092
                                                 -------------
Total Yankee Bonds
  (Cost $6,455,608)                                  5,274,188
                                                 -------------
Total Long-Term Bonds
  (Cost $124,213,630)                              104,719,488
                                                 -------------




                                        SHARES
COMMON STOCKS 54.6%
--------------------------------------------------------------


ADVERTISING 0.0%++
Publicis Groupe                          4,337          97,711
                                                 -------------


AEROSPACE & DEFENSE 0.6%
BAE Systems PLC                          7,359          41,343
European Aeronautic Defence
  and Space Co. N.V.                     4,960          82,556
Finmeccanica S.p.A.                        532           6,598
General Dynamics Corp.                  12,218         736,990
Lockheed Martin Corp.                    1,720         146,286
MTU Aero Engines Holding A.G.            3,204          62,849
Raytheon Co.                             4,049         206,944
Rockwell Collins, Inc.                   2,781         103,537
United Technologies Corp.                4,815         264,632
                                                 -------------
                                                     1,651,735
                                                 -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
AGRICULTURE 4.1%
V  Altria Group, Inc.                  216,228   $   4,149,415
Armstrong World Industries,
  Inc.                                  10,348         203,131
British American Tobacco PLC             7,241         198,857
V  Philip Morris
  International, Inc.                   92,237       4,009,543
Reynolds American, Inc.                 38,303       1,875,315
                                                 -------------
                                                    10,436,261
                                                 -------------

AIRLINES 0.1%
Deutsche Lufthansa A.G.                  5,630          79,090
Singapore Airlines, Ltd.                11,000          82,989
                                                 -------------
                                                       162,079
                                                 -------------

APPAREL 0.0%++
Li Ning Co., Ltd.                       13,500          16,420
                                                 -------------


AUTO MANUFACTURERS 0.2%
Fiat S.p.A.                              2,065           9,351
Honda Motor Co., Ltd.                      400           9,934
Nissan Motor Co., Ltd.                  22,200         116,120
Scania AB Class B                        5,300          43,534
Toyota Motor Corp.                       6,100         240,473
Volkswagen A.G.                            126          80,418
                                                 -------------
                                                       499,830
                                                 -------------

AUTO PARTS & EQUIPMENT 0.0%++
Autoliv, Inc. SDR                        2,800          58,058
Denso Corp.                                900          17,773
                                                 -------------
                                                        75,831
                                                 -------------

BANKS 7.0%
Allied Irish Banks PLC                   6,040          33,255
Alpha Bank AE                            1,271          18,755
Banco Bilbao Vizcaya
  Argentaria S.A.                        4,721          54,813
Banco Santander S.A.                    21,868         236,535
V  Bank of America Corp.               190,165       4,595,969
Bank of Hawaii Corp.                     7,916         401,420
Bank of New York Mellon Corp.
  (The)                                 36,997       1,206,102
Barclays PLC                             3,068           9,035
BB&T Corp.                              30,436       1,091,131
BNP Paribas S.A.                         3,087         224,090
BOC Hong Kong Holdings, Ltd.            82,000          91,855
Chuo Mitsui Trust Holdings,
  Inc.                                  25,000          98,336
Commonwealth Bank of
  Australia                              1,069          29,073
Credit Agricole S.A.                     6,459          94,172
Cullen/Frost Bankers, Inc.               3,212         179,776
DBS Group Holdings, Ltd.                 3,000          22,967
Dexia                                    1,039           5,537
Fortis N.V. (c)                          4,649           2,370
Fulton Financial Corp.                  40,200         422,100
HSBC Holdings PLC                       21,835         263,559
Hypo Real Estate Holding A.G.                1               7
Industrial and Commercial
  Bank of China Asia, Ltd.              40,000          41,784
Intesa Sanpaolo S.p.A.                   2,079           7,609
Kiyo Holdings, Inc.                     14,000          22,524
Lloyds TSB Group PLC                    11,518          37,401
Mitsubishi UFJ Financial
  Group, Inc.                           13,200          81,285
Nordea Bank AB                           4,356          35,995
Northern Rock PLC (c)(g)                63,213           9,156
Northern Trust Corp.                    11,068         623,239
PNC Financial Services Group,
  Inc.                                  16,142       1,076,187
Popular, Inc.                           62,327         473,685
Royal Bank of Scotland Group
  PLC                                   12,350          13,621
Societe Generale                         2,141         117,557
State Street Corp.                       1,951          84,576
Sumitomo Mitsui Financial
  Group, Inc.                                4          16,240
Sumitomo Trust & Banking Co.,
  Ltd. (The)                            23,000         106,962
V  U.S. Bancorp                        137,915       4,111,246
UniCredit S.p.A.                        11,047          27,004
United Overseas Bank, Ltd.              13,000         115,781
Valley National Bancorp                 15,944         302,936
Wells Fargo & Co.                       40,416       1,376,165
Westpac Banking Corp.                    3,913          53,929
                                                 -------------
                                                    17,815,739
                                                 -------------

BEVERAGES 0.4%
Diageo PLC                              12,354         189,229
Dr Pepper Snapple Group, Inc.
  (g)                                   19,040         436,016
Heineken Holding N.V.                      827          25,115
InBev N.V.                               2,128          85,796
PepsiCo, Inc.                            3,650         208,087
                                                 -------------
                                                       944,243
                                                 -------------

BIOTECHNOLOGY 0.7%
Amgen, Inc. (g)                         19,222       1,151,206
CSL, Ltd.                                5,472         133,371
Textron, Inc.                           24,723         437,597
                                                 -------------
                                                     1,722,174
                                                 -------------

BUILDING MATERIALS 0.0%++
Lennox International, Inc.               2,180          65,008
                                                 -------------


CHEMICALS 1.2%
BASF A.G.                                3,978         133,676
Bayer A.G.                                 443          24,314
Dow Chemical Co. (The)                  64,061       1,708,507
E.I. du Pont de Nemours &
  Co.                                   19,633         628,256
Koninklijke DSM N.V.                     3,102          86,316
Lanxess                                    831          12,748
Lonza Group A.G.                           432          35,959
Monsanto Co.                             2,946         262,135



22    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
CHEMICALS (CONTINUED)
Sigma-Aldrich Corp.                      1,728   $      75,790
Tessenderlo Chemie N.V.                    606          23,990
                                                 -------------
                                                     2,991,691
                                                 -------------

COMMERCIAL SERVICES 0.4%
Accenture, Ltd. Class A                  7,339         242,554
Benesse Corp.                            2,900         122,059
G4S PLC                                 25,714          77,542
Global Payments, Inc.                    2,028          82,154
Robert Half International,
  Inc.                                   3,757          70,895
Strayer Education, Inc.                    776         175,586
Visa, Inc. Class A                       3,044         168,485
                                                 -------------
                                                       939,275
                                                 -------------

COMPUTERS 1.5%
Dell, Inc. (g)                          67,224         816,772
Hewlett-Packard Co.                     45,900       1,757,052
International Business
  Machines Corp.                        13,121       1,219,859
Logica PLC                              22,377          24,788
                                                 -------------
                                                     3,818,471
                                                 -------------

COSMETICS & PERSONAL CARE 1.1%
Avon Products, Inc.                      4,068         101,008
Colgate-Palmolive Co.                   13,653         856,862
Kao Corp.                                5,000         144,539
Oriflame Cosmetics S.A.                    350          10,935
Procter & Gamble Co. (The)              27,005       1,742,903
                                                 -------------
                                                     2,856,247
                                                 -------------

DISTRIBUTION & WHOLESALE 0.2%
Fastenal Co.                             4,827         194,335
Itochu Corp.                            16,000          86,396
Mitsubishi Corp.                         4,100          68,052
Mitsui & Co., Ltd.                       3,000          28,838
Sumitomo Corp.                          10,100          90,574
                                                 -------------
                                                       468,195
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES 1.8%
Acom Co., Ltd.                              40           1,511
American Express Co.                     3,128          86,020
BlackRock, Inc.                            607          79,723
Charles Schwab Corp. (The)              11,836         226,304
Citigroup, Inc.                        234,608       3,202,399
CME Group, Inc.                            305          86,056
Credit Suisse Group A.G.                   682          26,030
Goldman Sachs Group, Inc.
  (The)                                  1,779         164,558
Henderson Group PLC (h)                 68,536          62,170
Hitachi Capital Corp.                    4,200          34,292
Hong Leong Finance, Ltd.                 7,000           9,790
Lazard, Ltd. Class A                     2,280          68,788
NYSE Euronext                            3,271          98,719
Raymond James Financial,
  Inc.                                  10,868         253,116
Takefuji Corp.                          11,810          96,292
Tokai Tokyo Securities Co.,
  Ltd.                                   9,000          24,486
UBS A.G. (g)                             1,711          29,195
                                                 -------------
                                                     4,549,449
                                                 -------------

ELECTRIC 4.3%
AGL Energy, Ltd.                         2,955          27,516
Ameren Corp.                            22,761         738,595
American Electric Power Co.,
  Inc.                                  25,824         842,637
Consolidated Edison, Inc.               71,445       3,094,997
Contact Energy, Ltd.                    24,801         103,967
DTE Energy Corp.                        14,793         522,193
Duke Energy Corp.                       82,783       1,355,986
E.ON A.G.                                6,209         236,977
Enel S.p.A.                             24,217         162,559
Energias de Portugal S.A.                4,540          15,641
FirstEnergy Corp.                        1,240          64,678
Kansai Electric Power Co.,
  Inc. (The)                             3,400          86,501
NSTAR                                   14,429         476,878
Pinnacle West Capital Corp.             14,136         447,404
Progress Energy, Inc.                   44,625       1,756,886
Reliant Energy, Inc. (g)                49,589         260,342
RWE A.G.                                   127          10,559
SCANA Corp.                              9,958         327,718
Southern Co. (The)                       7,652         262,770
TECO Energy, Inc.                        7,111          82,061
Tohoku Electric Power Co.,
  Inc.                                   4,700         106,798
                                                 -------------
                                                    10,983,663
                                                 -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
Bekaert S.A.                               777          76,482
Brother Industries, Ltd.                 2,100          14,672
Hitachi, Ltd.                           26,000         120,739
Mitsubishi Electric Corp.                4,000          24,652
Nexans S.A.                                865          49,403
                                                 -------------
                                                       285,948
                                                 -------------

ELECTRONICS 0.1%
Thomas & Betts Corp. (g)                 6,876         163,305
                                                 -------------


ENERGY--ALTERNATE SOURCES 0.0%++
Vestas Wind Systems A/S (g)                150           6,174
                                                 -------------


ENGINEERING & CONSTRUCTION 0.1%
ABB, Ltd. (g)                            1,003          13,262
Bilfinger Berger A.G.                    1,644          75,401
Hochtief A.G.                            2,054          63,975
                                                 -------------
                                                       152,638
                                                 -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
ENTERTAINMENT 0.1%
Sankyo Co., Ltd.                         2,000   $      90,351
Warner Music Group Corp.                38,162         157,991
                                                 -------------
                                                       248,342
                                                 -------------

ENVIRONMENTAL CONTROLS 0.0%++
Waste Management, Inc.                   2,978          93,003
                                                 -------------


FOOD 0.8%
General Mills, Inc.                      1,772         120,035
Goodman Fielder, Ltd.                   75,030          82,770
H.J. Heinz Co.                           2,295         100,567
J.M. Smucker Co. (The)                   4,488         199,985
Koninklijke Ahold N.V.                  13,730         147,279
Kraft Foods, Inc. Class A               25,489         742,749
Nestle S.A. Registered                  11,010         429,164
Premier Foods PLC                       81,589          36,236
Tesco PLC                                6,040          33,016
Unilever N.V.                               20             485
Unilever N.V., C.V.A.                      696          16,779
Unilever PLC                             2,889          65,134
                                                 -------------
                                                     1,974,199
                                                 -------------

FOREST PRODUCTS & PAPER 0.6%
International Paper Co.                 28,095         483,796
Mondi PLC                               22,288          80,914
Texas Instruments, Inc.                  9,463         185,096
Weyerhaeuser Co.                        23,253         888,730
                                                 -------------
                                                     1,638,536
                                                 -------------

GAS 0.1%
Gas Natural SDG S.A.                       472          14,721
GDF Suez S.A.                            2,458         109,449
Snam Rete Gas S.p.A.                     1,169           5,926
                                                 -------------
                                                       130,096
                                                 -------------

HAND & MACHINE TOOLS 0.2%
Gildemeister A.G.                        1,956          18,811
Lincoln Electric Holdings,
  Inc.                                   4,377         188,868
Snap-on, Inc.                            6,420         237,219
                                                 -------------
                                                       444,898
                                                 -------------

HEALTH CARE--PRODUCTS 0.7%
Alcon, Inc.                              1,058          93,231
Baxter International, Inc.               4,160         251,639
Becton, Dickinson & Co.                  2,571         178,427
Cooper Cos. (The), Inc.                  4,939          81,395
DENTSPLY International, Inc.             4,040         122,735
Hill-Rom Holdings, Inc.                 10,914         248,403
Johnson & Johnson                        5,962         365,709
Medtronic, Inc.                          8,486         342,240
Nihon Kohden Corp.                       4,900          83,840
Synthes, Inc.                            1,050         135,571
                                                 -------------
                                                     1,903,190
                                                 -------------

HEALTH CARE--SERVICES 0.0%++
Aetna, Inc.                              2,549          63,394
                                                 -------------


HOLDING COMPANY--DIVERSIFIED 0.1%
Hutchison Whampoa
  International, Ltd.                    9,000          49,264
Swire Pacific, Ltd. Class A              7,500          52,333
Swire Pacific, Ltd. Class B              2,500           3,283
Wendel                                     534          25,425
                                                 -------------
                                                       130,305
                                                 -------------

HOME BUILDERS 0.0%++
Pulte Homes, Inc.                        6,063          67,542
                                                 -------------


HOME FURNISHING 0.1%
Matsushita Electric
  Industrial Co., Ltd.                  11,000         171,044
Nobia AB                                22,800          49,883
                                                 -------------
                                                       220,927
                                                 -------------

HOUSEHOLD PRODUCTS & WARES 0.1%
Church & Dwight Co., Inc.                1,428          84,380
Reckitt Benckiser Group PLC              1,949          81,919
                                                 -------------
                                                       166,299
                                                 -------------

INSURANCE 3.2%
Aioi Insurance Co., Ltd.                20,000          81,326
Allianz SE                                 590          44,184
Allied World Assurance
  Holdings, Ltd./Bermuda                 4,383         140,563
Allstate Corp. (The)                    30,563         806,558
American Financial Group,
  Inc.                                  11,727         266,555
American International Group,
  Inc.                                  90,691         173,220
Assicurazioni Generali
  S.p.A.                                   916          23,090
Assurant, Inc.                           2,054          52,336
Aviva PLC                               18,581         111,421
AXA S.A.                                 7,895         152,139
Axis Capital Holdings, Ltd.             14,998         427,143
Baloise Holding A.G.                     1,560          83,864
Brit Insurance Holdings PLC             26,798          78,305
Chubb Corp. (The)                       23,569       1,221,346
CIGNA Corp.                              2,762          45,021
Endurance Specialty Holdings,
  Ltd.                                  10,702         323,628
Hannover Rueckversicherung
  A.G.                                   2,952          74,603
Hanover Insurance Group, Inc.
  (The)                                  8,026         315,020
Hartford Financial Services
  Group, Inc. (The)                      8,265          85,295
ING Groep N.V.                           3,748          34,653
Muenchener
  Rueckversicherungs--Gesell-
  schaft A.G. Registered                   740          96,813
Old Republic International
  Corp.                                109,592       1,009,342
PartnerRe, Ltd.                          6,237         422,183



24    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
Swiss Life Holding (g)                     304   $      27,543
Tokio Marine Holdings, Inc.              4,700         146,605
Torchmark Corp.                          1,974          82,454
Travelers Cos., Inc. (The)              34,579       1,471,336
W.R. Berkley Corp.                       2,877          75,579
Zurich Financial Services
  A.G.                                     821         166,067
                                                 -------------
                                                     8,038,192
                                                 -------------

INTERNET 0.0%++
United Internet A.G.                     1,338          12,080
                                                 -------------


INVESTMENT COMPANIES 0.0%++
Allied Capital Corp.                     4,378          31,959
Reinet Investments SCA (g)                  77             793
                                                 -------------
                                                        32,752
                                                 -------------

IRON & STEEL 0.3%
ArcelorMittal                              577          14,974
BlueScope Steel, Ltd.                   15,482          45,486
JFE Holdings, Inc.                       3,900         102,241
Nucor Corp.                             14,557         589,704
ThyssenKrupp A.G.                          932          18,014
Voestalpine A.G.                         2,430          59,438
Yamato Kogyo Co., Ltd.                     600          14,081
                                                 -------------
                                                       843,938
                                                 -------------

LEISURE TIME 0.0%++
Kuoni Reisen Holding A.G                   177          51,934
                                                 -------------


MACHINERY--CONSTRUCTION & MINING 0.3%
Caterpillar, Inc.                       18,940         722,940
                                                 -------------


MACHINERY--DIVERSIFIED 0.1%
Alstom                                     642          31,909
Bobst Group A.G.                           559          20,311
Gardner Denver, Inc. (g)                 2,399          61,463
MAN A.G.                                 2,141         105,391
                                                 -------------
                                                       219,074
                                                 -------------

MEDIA 0.9%
CBS Corp. Class B                       29,047         282,046
EW Scripps Co. Class A                  46,671         217,020
Liberty Media Corp.
  Entertainment
  Class A (g)                           34,928         562,341
Time Warner, Inc.                       95,746         966,077
Vivendi S.A.                             6,996         182,987
Walt Disney Co. (The)                    3,302          85,522
WPP Group PLC                            9,638          58,228
                                                 -------------
                                                     2,354,221
                                                 -------------

METAL FABRICATE & HARDWARE 0.0%++
Precision Castparts Corp.                  994          64,421
                                                 -------------


MINING 0.2%
Anglo American PLC                       2,308          56,999
Antofagasta PLC                         11,349          69,424
BHP Billiton PLC                         4,952          84,040
BHP Billiton, Ltd.                      10,052         193,128
Boliden AB                               9,100          22,292
Rio Tinto PLC                            1,024          47,755
Rio Tinto, Ltd.                          2,548         131,842
                                                 -------------
                                                       605,480
                                                 -------------

MISCELLANEOUS--MANUFACTURING 1.4%
Alfa Laval AB                            1,900          13,696
Ansell, Ltd.                             6,327          53,163
Danaher Corp.                            2,100         124,404
Dover Corp.                             11,407         362,400
General Electric Co.                   138,430       2,700,769
John Bean Technologies Corp.            18,546         155,416
Siemens A.G.                               976          58,393
Wesfarmers, Ltd. Class PPP                 476           6,832
                                                 -------------
                                                     3,475,073
                                                 -------------

OFFICE & BUSINESS EQUIPMENT 0.1%
Canon, Inc.                              2,200          75,705
RICOH Co., Ltd.                          7,000          74,459
                                                 -------------
                                                       150,164
                                                 -------------

OIL & GAS 3.3%
Apache Corp.                               833          68,581
BG PLC, Sponsored ADR (i)                2,232          32,835
BP PLC                                  57,657         476,483
Caltex Australia, Ltd.                   1,857          11,610
Chevron Corp.                           36,243       2,703,728
ConocoPhillips                          22,528       1,171,907
Devon Energy Corp.                         884          71,480
ENI S.p.A.                              11,077         263,948
ExxonMobil Corp.                        35,658       2,642,971
OMV A.G.                                 1,722          55,358
Repsol YPF S.A.                          4,358          83,102
Royal Dutch Shell PLC Class A           10,658         291,394
Royal Dutch Shell PLC Class B            7,124         190,410
StatoilHydro ASA                         2,600          52,002
Total S.A.                               3,372         185,206
XTO Energy, Inc.                         1,756          63,128
                                                 -------------
                                                     8,364,143
                                                 -------------

OIL & GAS SERVICES 0.1%
Baker Hughes, Inc.                       3,592         125,540
BJ Services Co.                          3,950          50,758
Halliburton Co.                          6,231         123,311


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL & GAS SERVICES (CONTINUED)
Petrofac, Ltd.                           4,858   $      33,725
                                                 -------------
                                                       333,334
                                                 -------------

PACKAGING & CONTAINERS 0.2%
Amcor, Ltd.                             12,211          47,220
Sonoco Products Co.                     13,570         341,693
                                                 -------------
                                                       388,913
                                                 -------------

PHARMACEUTICALS 4.2%
Allergan, Inc.                           2,791         110,719
Astellas Pharma, Inc.                    3,900         159,439
AstraZeneca PLC                          6,067         257,939
Bristol-Myers Squibb Co.                92,838       1,907,821
GlaxoSmithKline PLC                     11,279         217,414
Herbalife, Ltd.                          7,313         178,656
King Pharmaceuticals, Inc.
  (g)                                   35,020         307,826
Merck & Co., Inc.                       57,886       1,791,572
Miraca Holdings, Inc.                    5,200          83,063
Novartis A.G. Registered                 7,599         384,423
Novo-Nordisk A/S Class B                 3,050         163,268
V  Pfizer, Inc.                        253,622       4,491,646
Roche Holding A.G.
  Genusscheine                           1,393         213,221
Sanofi-Aventis                           2,360         148,544
Takeda Pharmaceutical Co.,
  Ltd.                                   4,200         211,670
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (i)                                3,533         151,495
                                                 -------------
                                                    10,778,716
                                                 -------------

PIPELINES 0.0%++
Spectra Energy Corp.                     3,105          60,020
                                                 -------------


REAL ESTATE 0.0%++
Kungsleden AB                              300           1,442
Regus PLC                               10,866           8,210
                                                 -------------
                                                         9,652
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 2.2%
Annaly Capital Management,
  Inc.                                  46,047         640,053
Apartment Investment &
  Management Co. Class A                42,368         619,844
Brandywine Realty Trust                 39,334         339,846
CapitaCommercial Trust                  11,000           7,454
CapitaMall Trust                        35,000          45,827
Commonwealth Property Office
  Fund                                 124,007         109,542
Equity Residential                      16,743         584,833
GPT Group                               47,962          23,937
GPT Group                               47,962             319
HCP, Inc.                                2,049          61,327
Health Care, Inc.                       23,904       1,063,967
HRPT Properties Trust                   66,645         240,588
ING Office Fund                         41,627          30,764
Liberty Property Trust                  40,406         963,683
Link (The)                               6,500          11,324
Mack-Cali Realty Corp.                  28,405         645,362
Macquarie Office Trust                 163,593          31,245
ProLogis                                11,977         167,678
UDR, Inc.                                3,161          62,461
United Urban Investment
  Corp.                                      9          27,822
                                                 -------------
                                                     5,677,876
                                                 -------------

RETAIL 2.3%
Big Lots, Inc. (g)                      11,530         281,678
Compagnie Financiere
  Richemont S.A.                           568          12,077
Costco Wholesale Corp.                   3,861         220,116
CVS Caremark Corp.                       8,015         245,660
Family Dollar Stores, Inc.               6,836         183,957
Game Group PLC                          10,687          22,362
HSN, Inc. (g)                            2,730          16,789
JB Hi-Fi, Ltd.                           6,459          37,722
Lowe's Cos., Inc.                        5,838         126,685
McDonald's Corp.                        37,835       2,191,781
Ross Stores, Inc.                       11,549         377,537
Seven & I Holdings Co, Ltd.              6,000         168,044
TJX Cos., Inc.                           4,242         113,516
Wal-Mart Stores, Inc.                   34,609       1,931,528
                                                 -------------
                                                     5,929,452
                                                 -------------

SAVINGS & LOANS 0.2%
Capitol Federal Financial                1,887          87,764
New York Community Bancorp,
  Inc.                                  24,113         377,610
                                                 -------------
                                                       465,374
                                                 -------------

SEMICONDUCTORS 0.3%
Applied Materials, Inc.                 10,839         139,931
Intel Corp.                             31,726         507,616
                                                 -------------
                                                       647,547
                                                 -------------

SOFTWARE 0.5%
Fluor Corp.                              2,888         115,318
Infosys Technologies, Ltd.,
  Sponsored ADR (i)                      1,792          52,541
Konami Corp.                             4,500          82,197
Mastercard, Inc. Class A                   854         126,238
Microsoft Corp.                         36,137         806,939
Nihon Unisys, Ltd.                       9,600          91,937
SAP A.G.                                 1,670          59,376
                                                 -------------
                                                     1,334,546
                                                 -------------

TELECOMMUNICATIONS 5.7%
V  AT&T, Inc.                          169,847       4,546,804
CenterPoint Energy, Inc.                33,379         384,526
China Mobile, Ltd.                       8,000          70,193
China Unicom, Ltd.                      76,000         109,466



26    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Deutsche Telekom A.G.                   14,100   $     209,872
Embarq Corp.                            17,326         519,780
France Telecom S.A.                      8,140         205,410
Frontier Communications
  Corp.                                140,701       1,070,735
Nippon Telegraph & Telephone
  Corp.                                     39         160,066
Nokia OYJ                               13,001         198,305
NTT DoCoMo, Inc.                           110         174,521
PG&E Corp.                              21,232         778,577
Portugal Telecom SGPS S.A.
  Registered                            15,045          99,512
QUALCOMM, Inc.                          20,949         801,509
Telefonaktiebolaget LM
  Ericsson Class B                       1,400           9,872
Telefonica S.A.                         13,224         244,607
V  Verizon Communications,
  Inc.                                 147,165       4,366,386
Vodafone Group PLC                     154,478         297,550
Windstream Corp.                        18,978         142,525
                                                 -------------
                                                    14,390,216
                                                 -------------

TOYS, GAMES & HOBBIES 0.2%
Hasbro, Inc.                            13,615         395,788
Mattel, Inc.                             8,311         124,831
Nintendo Co., Ltd.                         100          31,540
                                                 -------------
                                                       552,159
                                                 -------------

TRANSPORTATION 2.1%
Burlington Northern Santa Fe
  Corp.                                  5,114         455,453
C.H. Robinson Worldwide,
  Inc.                                   3,172         164,246
Central Japan Railway Co.                   17         139,086
ConAgra Foods, Inc.                     32,349         563,520
CSX Corp.                               18,991         868,269
East Japan Railway Co.                       3          21,318
Frontline, Ltd.                          5,512         175,282
Go-Ahead Group PLC                       4,036          87,718
Neptune Orient Lines, Ltd.              23,000          19,298
Nippon Yusen KK                         17,000          81,494
Norfolk Southern Corp.                  21,240       1,273,126
Ryder System, Inc.                       5,752         227,894
Transport International
  Holdings, Ltd.                         4,800          11,572
Union Pacific Corp.                     17,659       1,179,091
                                                 -------------
                                                     5,267,367
                                                 -------------

TRUCKING & LEASING 0.1%
GATX Corp.                               6,815         194,568
                                                 -------------


WATER 0.0%++
Suez Environnement S.A. (g)                519           9,978
                                                 -------------
Total Common Stocks
  (Cost $164,425,849)                              138,756,948
                                                 -------------



EXCHANGE TRADED FUNDS 0.3% (J)
--------------------------------------------------------------

iShares MSCI EAFE Index Fund             6,290         280,660
S&P 500 Index--SPDR Trust
  Series 1                               6,083         589,017
                                                 -------------
Total Exchange Traded Funds
  (Cost $956,508)                                      869,677
                                                 -------------



PREFERRED STOCKS 0.1%
--------------------------------------------------------------

AUTO MANUFACTURERS 0.0%++
Fiat S.p.A.                              5,912          26,589
Volkswagen A.G.                            219          13,520
                                                 -------------
                                                        40,109
                                                 -------------

ELECTRIC 0.1%
RWE A.G.                                 1,493          93,849
                                                 -------------


FOOD 0.0%++
Casino Guichard-Perrachon
  S.A.                                     428          20,506
                                                 -------------


MACHINERY--DIVERSIFIED 0.0%++
MAN A.G.                                    98           5,856
                                                 -------------
Total Preferred Stocks
  (Cost $302,676)                                      160,320
                                                 -------------


                                     PRINCIPAL
                                        AMOUNT

SHORT-TERM INVESTMENTS 2.7%
--------------------------------------------------------------

COMMERCIAL PAPER 0.8%
Nicor, Inc.
  1.00%, due 11/3/08                $2,075,000       2,074,775
                                                 -------------
Total Commercial Paper
  (Cost $2,074,775)                                  2,074,775
                                                 -------------


REPURCHASE AGREEMENT 0.6%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $1,638,208
  (Collateralized by a
  Federal National Mortgage
  Association Security with a
  rate of 4.875% and a
  maturity date of 4/15/09
  and Federal Home Loan Bank
  Securities with rates
  between 3.351%-3.625% and
  maturity dates between
  1/23/09-7/1/11, with a
  Principal Amount of
  $1,675,000 and a Market
  Value of $1,687,248)               1,638,195       1,638,195
                                                 -------------
Total Repurchase Agreement
  (Cost $1,638,195)                                  1,638,195
                                                 -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

                                     PRINCIPAL
                                        AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT 1.3%
United States Treasury Bills
  0.31%, due 11/13/08               $  485,000   $     484,946
  0.357%, due 1/8/09                 1,000,000         999,325
  0.427%, due 1/29/09 (k)            1,800,000       1,798,108
                                                 -------------
Total U.S. Government
  (Cost $3,280,807)                                  3,282,379
                                                 -------------

Total Short-Term Investments
  (Cost $6,993,777)                                  6,995,349
                                                 -------------
Total Investments
  (Cost $296,892,440) (m)                 98.9%    251,501,792

Cash and Other Assets,
  Less Liabilities                         1.1       2,799,190
                                         -----    ------------
                                                 -------------
Net Assets                               100.0%  $ 254,300,982
                                         =====    ============

                                                 -------------





                            CONTRACTS         UNREALIZED
                                LONG    APPRECIATION (l)
FUTURES CONTRACTS 0.1%
--------------------------------------------------------

Standard & Poor's 500
  Index
    Mini December 2008          3,650           $267,876
                                                --------
Total Futures Contracts
  (Settlement Value
  $3,530,645)                                   $267,876
                                                ========





++   Less than one-tenth of a percent.
+++  On a daily basis NYLIM confirms that the
     value of the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at October 31,
     2008 is $4,700,714, which represents 1.8%
     of the Fund's net assets.
(c)  Fair valued security. The total market
     value of these securities at October 31,
     2008 is $96,906, which represents less
     than one-tenth of a percent of the Fund's
     net assets.
(d)  Floating rate.  Rate shown is the rate in
     effect at October 31, 2008.
(e)  PIK ("Payment in Kind") - interest or
     dividend payment is made with additional
     securities.
(f)  Yankee Bond - dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(g)  Non-income producing security.
(h)  CDI--Chess Depository Interest.
(i)  ADR--American Depositary Receipt.
(j)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(k)  Represents a security, or a portion
     thereof, which is segregated, or
     partially segregated as collateral for
     futures contracts.
(l)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31,
     2008.
(m)  At October 31, 2008, cost is $298,831,066
     for federal income tax purposes and net
     unrealized depreciation is as follows:




  Gross unrealized appreciation     $  5,122,350
  Gross unrealized depreciation      (52,451,624)
                                    ------------
  Net unrealized depreciation       $(47,329,274)
                                    ============







28    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $296,892,440)     $251,501,792
Cash                                        5,167
Cash denominated in foreign
  currencies
  (identified cost $795)                    1,027
Receivables:
  Dividends and interest                2,019,324
  Investment securities sold              987,941
  Fund shares sold                        568,716
  Variation margin on futures
     contracts                             21,170
Other assets                               34,191
                                     ------------
     Total assets                     255,139,328
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         336,144
  Transfer agent (See Note 3)             127,530
  Custodian                                89,947
  Fund shares redeemed                     72,837
  Shareholder communication                68,008
  Manager (See Note 3)                     55,751
  Professional fees                        45,607
  NYLIFE Distributors (See Note 3)         33,491
  Directors                                   917
Accrued expenses                            8,114
                                     ------------
     Total liabilities                    838,346
                                     ------------
Net assets                           $254,300,982
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.3 billion shares
  authorized                         $     25,026
Additional paid-in capital            331,432,001
                                     ------------
                                      331,457,027
Accumulated undistributed net
  investment income                     1,309,890
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions   (33,341,792)
Net unrealized depreciation on
  investments and futures contracts   (45,122,772)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies        (1,371)
                                     ------------
Net assets                           $254,300,982
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 14,307,765
                                     ============
Shares of capital stock outstanding     1,412,496
                                     ============
Net asset value per share
  outstanding                        $      10.13
Maximum sales charge (5.50% of
  offering price)                            0.59
                                     ------------
Maximum offering price per share
  outstanding                        $      10.72
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 38,662,348
                                     ============
Shares of capital stock outstanding     3,820,217
                                     ============
Net asset value per share
  outstanding                        $      10.12
Maximum sales charge (5.50% of
  offering price)                            0.59
                                     ------------
Maximum offering price per share
  outstanding                        $      10.71
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 18,024,260
                                     ============
Shares of capital stock outstanding     1,803,171
                                     ============
Net asset value and offering price
  per share outstanding              $      10.00
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  7,200,775
                                     ============
Shares of capital stock outstanding       720,261
                                     ============
Net asset value and offering price
  per share outstanding              $      10.00
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $176,105,834
                                     ============
Shares of capital stock outstanding    17,269,924
                                     ============
Net asset value and offering price
  per share outstanding              $      10.20
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $   9,326,978
  Dividends (a)                          6,355,291
  Income from securities
     loaned--net                           213,381
                                     -------------
     Total income                       15,895,650
                                     -------------
EXPENSES:
  Manager (See Note 3)                   2,183,375
  Transfer agent--Investor Class
     (See Note 3)                           43,651
  Transfer agent--Class A (See Note
     3)                                    165,724
  Transfer agent--Classes B and C
     (See Note 3)                          132,078
  Transfer agent--Class I (See Note
     3)                                    394,088
  Distribution/Service--Investor
     Class (See Note 3)                     26,054
  Distribution/Service--Class A
     (See Note 3)                          163,887
  Service--Class B (See Note 3)             63,167
  Service--Class C (See Note 3)             26,883
  Distribution--Class B (See Note
     3)                                    189,501
  Distribution--Class C (See Note
     3)                                     80,650
  Custodian                                193,759
  Professional fees                         91,403
  Shareholder communication                 89,897
  Registration                              62,594
  Directors                                 13,598
  Miscellaneous                             29,728
                                     -------------
     Total expenses before waiver        3,950,037
  Expense waiver from Manager (See
     Note 3)                              (526,312)
                                     -------------
     Net expenses                        3,423,725
                                     -------------
Net investment income                   12,471,925
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions                (30,778,300)
  Futures transactions                  (1,982,988)
  Foreign currency transactions             (6,068)
                                     -------------
Net realized loss on investments,
  futures transactions and foreign
  currency transactions                (32,767,356)
                                     -------------
Net change in unrealized
  appreciation on:
  Security transactions                (75,344,003)
  Futures contracts                        261,013
  Translation of other assets and
     liabilities in foreign
     currencies                             (1,491)
                                     -------------
Net change in unrealized
  appreciation on investments,
  futures contracts and foreign
  currency transactions                (75,084,481)
                                     -------------
Net realized and unrealized loss on
  investments, futures transactions
  and foreign currency transactions   (107,851,837)
                                     -------------
Net decrease in net assets
  resulting from operations          $ (95,379,912)
                                     =============



(a) Dividends recorded net of foreign withholding taxes in the amount of $80,781.



30    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  12,471,925   $ 15,074,663
 Net realized gain (loss) on
  investments, futures
  transactions and foreign
  currency transactions          (32,767,356)    20,443,603
 Net change in unrealized
  appreciation on
  investments, futures
  contracts and foreign
  currency transactions          (75,084,481)    (2,393,370)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (95,379,912)    33,124,896
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Investor Class                  (335,641)            --
    Class A                       (2,534,175)    (3,350,302)
    Class B                         (748,003)      (985,606)
    Class C                         (318,688)      (417,091)
    Class I                       (8,716,270)   (10,713,239)
                               ----------------------------
                                 (12,652,777)   (15,466,238)
                               ----------------------------
 From net realized gain on
  investments:
    Class A                       (4,761,667)    (1,735,943)
    Class B                       (1,624,509)      (694,077)
    Class C                         (725,205)      (244,208)
    Class I                      (13,156,064)    (6,213,859)
                               ----------------------------
                                 (20,267,445)    (8,888,087)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (32,920,222)   (24,354,325)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          50,431,791     85,607,366
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               31,850,918     23,606,251
 Cost of shares redeemed         (90,073,810)   (99,520,192)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                 (7,791,101)     9,693,425
                               ----------------------------
    Net increase (decrease)
     in net assets              (136,091,235)    18,463,996

NET ASSETS:
Beginning of year                390,392,217    371,928,221
                               ----------------------------
End of year                    $ 254,300,982   $390,392,217
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $   1,309,890   $  1,614,555
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               INVESTOR CLASS                                CLASS A
                               --------------     -------------------------------------------------------------
                                FEBRUARY 28,                                                         JANUARY 2,
                                   2008**                                                              2004**
                                   THROUGH                                                            THROUGH
                                 OCTOBER 31,                 YEAR ENDED OCTOBER 31,                 OCTOBER 31,

                               --------------------------------------------------------------------------------
                                    2008            2008        2007        2006        2005            2004
Net asset value at
  beginning of period              $ 13.22        $ 15.04     $ 14.69     $ 13.42     $ 12.67         $ 12.17
                                   -------        -------     -------     -------     -------         -------
Net investment income                 0.32 (a)       0.47 (a)    0.56 (a)    0.46 (a)    0.18 (a)(b)     0.12
Net realized and
  unrealized gain (loss)
  on investments                     (2.99)         (4.11)       0.72        1.39        0.76            0.38
Net realized and
  unrealized gain on
  foreign currency
  transactions                        0.00 ++        0.00 ++     0.00 ++     0.00 ++     0.00 ++         0.00 ++
                                   -------        -------     -------     -------     -------         -------
Total from investment
  operations                         (2.67)         (3.64)       1.28        1.85        0.94            0.50
                                   -------        -------     -------     -------     -------         -------
Less dividends and
  distributions:
  From net investment
     income                          (0.42)         (0.49)      (0.58)      (0.58)      (0.19)             --
  From net realized gain
     on investments                     --          (0.79)      (0.35)         --          --              --
                                   -------        -------     -------     -------     -------         -------
Total dividends and
  distributions                      (0.42)         (1.28)      (0.93)      (0.58)      (0.19)             --
                                   -------        -------     -------     -------     -------         -------
Net asset value at end of
  period                           $ 10.13        $ 10.12     $ 15.04     $ 14.69     $ 13.42         $ 12.67
                                   =======        =======     =======     =======     =======         =======
Total investment return
  (c)(g)                            (20.77%)(d)    (26.12%)      9.03%      14.13%       7.46%           4.11%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income               3.85%++        3.65%       3.81%       3.28%       1.41%(b)        1.40%++
  Net expenses                        1.09%++        0.99%       0.99%       1.05%       1.23%           1.02%++
  Expenses (before
     waiver/reimbursement)            1.49%++        1.29%       1.27%       1.33%       1.31%           1.23%++
Portfolio turnover rate                125%(e)        125%(e)     152%(e)     162%(e)     100%(e)          89%
Net assets at end of
  period (in 000's)                $14,308        $38,662     $92,506     $70,859     $74,169         $55,796




                                                      CLASS C
                               ----------------------------------------------------
                                              YEAR ENDED OCTOBER 31,

                               ----------------------------------------------------
                                 2008        2007       2006       2005       2004
Net asset value at
  beginning of period          $ 14.87     $ 14.53     $13.22     $12.54     $11.86
                               -------     -------     ------     ------     ------
Net investment income             0.35 (a)    0.45 (a)   0.35 (a)   0.08 (a)(b)0.11
Net realized and
  unrealized gain (loss)
  on investments                 (4.05)       0.71       1.37       0.75       0.76
Net realized and
  unrealized gain on
  foreign currency
  transactions                    0.00 ++     0.00 ++    0.00 ++    0.00 ++    0.00 ++
                               -------     -------     ------     ------     ------
Total from investment
  operations                     (3.70)       1.16       1.72       0.83       0.87
                               -------     -------     ------     ------     ------
Less dividends and
  distributions:
From net investment income       (0.38)      (0.47)     (0.41)     (0.15)     (0.19)
  From net realized gain
     on investments              (0.79)      (0.35)        --         --         --
                               -------     -------     ------     ------     ------
Total dividends and
  distributions                  (1.17)      (0.82)     (0.41)     (0.15)     (0.19)
                               -------     -------     ------     ------     ------
Net asset value at end of
  period                       $ 10.00     $ 14.87     $14.53     $13.22     $12.54
                               =======     =======     ======     ======     ======
Total investment return
  (c)(g)                        (26.74%)      8.33%     13.26%      6.68%      7.39%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           2.76%       3.06%      2.56%      0.65%(b)   0.65%
  Net expenses                    1.79%       1.74%      1.80%      1.98%      1.77%
  Expenses (before
     waiver/reimbursement)        2.15%       2.02%      2.07%      2.06%      1.98%
Portfolio turnover rate            125%(e)     152%(e)    162%(e)    100%(e)     89%
Net assets at end of
  period (in 000's)            $ 7,201     $13,679     $9,250     $5,976     $3,218




++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.02 per share and 0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  The portfolio turnover rates not including mortgage dollar rolls are 123%,
     150%, 157% and 76% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.
(f)  Due to expense cap structure change as noted in Note 3(A), Class I, was able to recoup expenses during the year ended October 31, 2007.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





32    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                CLASS B
      -----------------------------------------------------------
                                                       JANUARY 2,
                                                         2004**
                                                        THROUGH
                 YEAR ENDED OCTOBER 31                OCTOBER 31,

      -----------------------------------------------------------
        2008        2007        2006        2005          2004
      $ 14.87     $ 14.53     $ 13.21     $ 12.54       $ 12.12
      -------     -------     -------     -------       -------
         0.35 (a)    0.45 (a)    0.34 (a)    0.08 (a)(b)   0.04
        (4.05)       0.71        1.39        0.74          0.38

         0.00 ++     0.00 ++     0.00 ++     0.00 ++       0.00 ++
      -------     -------     -------     -------       -------
        (3.70)       1.16        1.73        0.82          0.42
      -------     -------     -------     -------       -------

        (0.38)      (0.47)      (0.41)      (0.15)           --
        (0.79)      (0.35)         --          --            --
      -------     -------     -------     -------       -------
        (1.17)      (0.82)      (0.41)      (0.15)           --
      -------     -------     -------     -------       -------
      $ 10.00     $ 14.87     $ 14.53     $ 13.21       $ 12.54
      =======     =======     =======     =======       =======
       (26.70%)      8.26%      13.35%       6.60%         3.47%(d)

         2.76%       3.07%       2.49%       0.65%(b)      0.65%++
         1.79%       1.74%       1.81%       1.98%         1.77%++
         2.16%       2.02%       2.08%       2.06%         1.98%++
          125%(e)     152%(e)     162%(e)     100%(e)        89%
      $18,024     $30,660     $28,664     $34,755       $20,087




                                 CLASS I
      ------------------------------------------------------------
                         YEAR ENDED OCTOBER 31,

      ------------------------------------------------------------
        2008         2007         2006         2005         2004
      $  15.14     $  14.78     $  13.53     $  12.74     $  11.99
      --------     --------     --------     --------     --------
          0.50 (a)     0.58 (a)     0.48 (a)     0.24 (a)(b)  0.22
         (4.15)        0.72         1.41         0.74         0.78

          0.00 ++      0.00 ++      0.00 ++      0.00 ++      0.00 ++
      --------     --------     --------     --------     --------
         (3.65)        1.30         1.89         0.98         1.00
      --------     --------     --------     --------     --------

         (0.50)       (0.59)       (0.64)       (0.19)       (0.25)
         (0.79)       (0.35)          --           --           --
      --------     --------     --------     --------     --------
         (1.29)       (0.94)       (0.64)       (0.19)       (0.25)
      --------     --------     --------     --------     --------
      $  10.20     $  15.14     $  14.78     $  13.53     $  12.74
      ========     ========     ========     ========     ========
        (26.01%)       9.13%       14.34%        7.76%        8.43%

          3.88%        3.92%        3.44%        1.75%(b)     1.59%
          0.90%        0.90%        0.90%        0.88%        0.83%
          0.97%        0.88%(f)     0.93%        0.96%        1.04%
           125%(e)      152%(e)      162%(e)      100%(e)       89%
      $176,106     $253,547     $263,155     $240,110     $234,256





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Income Manager Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced on January 2, 1991. Class A shares and Class B shares commenced on January 2, 2004. Class C shares commenced on December 30, 2002. Investor Class share commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities and money market investments.

The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value could go down and you could lose money.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2008, 100% of total investments in loans were valued based on prices from such services.



34    MainStay Income Manager Fund

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund held securities with a value of $96,906 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3 (A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net

                                                   mainstayinvestments.com    35
assets on the date the income is earned or realized and unrealized gains and losses are incurred.

For real estate investment trusts ("REITs"), dividend income is recorded at REIT's management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities.

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of


36    MainStay Income Manager Fund
counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(J) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Directors and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(L) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement "). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.65% on assets up to $1 billion and 0.625% on assets in excess of $1 billion. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of 0.65% of the Fund's average daily net assets.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary

                                                   mainstayinvestments.com    37
operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.09%; Class A, 0.99%; Class B, 1.84%; Class C, 1.84%; and Class I, 0.90%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $2,183,375 and waived its fees in the amount of $526,312.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

           OCTOBER 31,
  2009        2010        2011         TOTAL
$362,231    $306,648    $526,312    $1,195,191

 ---------------------------------------------


The Fund had $1,664 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 0.99%; Class B, 1.74%; Class C, 1.74%; and Class I, 0.90%. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $6,074 and $19,392, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $644, $47,488 and $3,051, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $735,541.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees on the Statement of Operations.



38    MainStay Income Manager Fund

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                       $     1,029    0.0%++
---------------------------------------------------
Class B                               992    0.0++
---------------------------------------------------
Class C                             1,148    0.0++
---------------------------------------------------
Class I                        61,603,779    35.0
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $21,174.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

               ACCUMULATED       OTHER         UNREALIZED          TOTAL
 ORDINARY        CAPITAL       TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME       GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$1,310,080    $(31,135,480)       $--         $(47,330,645)    $(77,156,045)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, mark to market on future contracts and passive foreign investment companies.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED
NET INVESTMENT    GAIN (LOSS) ON       ADDITIONAL
 INCOME (LOSS)      INVESTMENTS     PAID-IN CAPITAL
  $(123,813)         $112,865           $10,948

 --------------------------------------------------


The reclassifications for the Fund are primarily due to paydowns gain (loss), foreign currency transactions, passive foreign investment company (PFIC) adjustments, distribution redesignations and prior year REIT adjustments.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $31,135,480 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

       CAPITAL LOSS               CAPITAL LOSS
    AVAILABLE THROUGH           AMOUNTS (000'S)
           2016                     $31,135
----------------------------------------------------



The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                     2008          2007
Distributions paid from:
  Ordinary Income             $12,408,901   $15,123,838
  Long-Term Capital Gains      20,511,321     9,230,487
-------------------------------------------------------
                              $32,920,222   $24,354,325
-------------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

As of October 31, 2008, the Fund held the following foreign currency:

                                   CURRENCY       COST     VALUE

Australian Dollar        AUD         4,180     $ 2,684    $ 2,778
Pound Sterling (a)       GBP        (1,088)     (1,889)    (1,751)
-----------------------------------------------------------------
                                               $   795    $ 1,027
-----------------------------------------------------------------



(a) Currency was overdrawn as of October 31, 2008.

NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.


                                                   mainstayinvestments.com    39

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of U.S. Government securities were $107,520 and $110,454, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $301,901 and $314,119, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                    SHARES         AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                       394,515    $ 5,085,368
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                27,520        333,194
Shares redeemed                  (259,273)    (3,144,898)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                      162,762      2,273,664
Shares converted into
  Investor Class (See Note
  1)                            1,377,351     17,315,670
Shares converted from
  Investor Class (See Note
  1)                             (127,617)    (1,519,780)
                              --------------------------
Net increase                    1,412,496    $18,069,554
                              ==========================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                               SHARES            AMOUNT
Year ended October 31, 2008:
Shares sold                           569,256      $  7,492,584
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   497,274         6,707,864
Shares redeemed                    (2,259,595)      (28,607,300)
                              ---------------------------------
Net decrease in shares
  outstanding before
  conversion                       (1,193,065)      (14,406,852)
Shares converted into Class
  A (See Note 1)                      204,127         2,517,066
Shares converted from Class
  A (See Note 1)                   (1,340,084)      (16,849,213)
                              ---------------------------------
Net decrease                       (2,329,022)     $(28,738,999)
                              =================================
Year ended October 31, 2007:
Shares sold                         1,975,728      $ 29,213,127
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   319,711         4,685,387
Shares redeemed                    (1,091,399)      (16,135,308)
                              ---------------------------------
Net increase in shares
  outstanding before
  conversion                        1,204,040        17,763,206
Shares converted from Class
  B (See Note 1)                      120,696         1,772,624
                              ---------------------------------
Net increase                        1,324,736      $ 19,535,830
                              =================================




 CLASS B                                    SHARES                 AMOUNT
Year ended October 31, 2008:
Shares sold                                228,319            $ 2,913,672
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                        165,995              2,211,845
Shares redeemed                           (537,924)            (6,652,469)
                              -------------------------------------------
Net decrease in shares
  outstanding before
  conversion                              (143,610)            (1,526,952)
Shares converted from Class
  B (See Note 1)                          (115,294)            (1,463,743)
                              -------------------------------------------
Net decrease                              (258,904)           $(2,990,695)
                              ===========================================
Year ended October 31, 2007:
Shares sold                                467,043            $ 6,828,430
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                        107,835              1,562,323
Shares redeemed                           (363,810)            (5,322,886)
                              -------------------------------------------
Net increase in shares
  outstanding before
  conversion                               211,068              3,067,867
Shares reacquired upon
  conversion into Class A
  (See Note 1)                            (121,954)            (1,772,624)
                              -------------------------------------------
Net increase                                89,114            $ 1,295,243
                              ===========================================




 CLASS C                                    SHARES                 AMOUNT
Year ended October 31, 2008:
Shares sold                                158,727            $ 1,999,215
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                         54,570                728,568
Shares redeemed                           (412,652)            (5,122,060)
                              -------------------------------------------
Net decrease                              (199,355)           $(2,394,277)
                              ===========================================
Year ended October 31, 2007:
Shares sold                                488,091            $ 7,133,474
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                         31,166                451,698
Shares redeemed                           (236,108)            (3,461,049)
                              -------------------------------------------
Net increase                               283,149            $ 4,124,123
                              ===========================================




 CLASS I                                    SHARES                 AMOUNT
Year ended October 31, 2008:
Shares sold                              2,571,041           $ 32,940,952
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                      1,624,405             21,869,447
Shares redeemed                         (3,667,691)           (46,547,083)
                              -------------------------------------------
Net increase                               527,755           $  8,263,316
                              ===========================================
Year ended October 31, 2007:
Shares sold                              2,847,093           $ 42,432,335
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                      1,146,498             16,906,843
Shares redeemed                         (5,058,002)           (74,600,949)
                              -------------------------------------------
Net decrease                            (1,064,411)          $(15,261,771)
                              ===========================================






40    MainStay Income Manager Fund

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 11--SUBSEQUENT EVENT:

As of January 1, 2009, the portfolio managers who manage the day-to-day investment operations for a portion of the Fund will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI is not expected to impact the portfolio management team or investment strategy of the Fund. The Fund's Board of Directors (the "Board") approved the appointment of MSI as a subadvisor to the Fund at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by the Fund as a result of this transition. The day-to-day investment operations for the remainder of the Fund will continue to be the responsibility of NYLIM.


                                                   mainstayinvestments.com    41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Income Manager Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Income Manager Fund of Eclipse Funds Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



42    MainStay Income Manager Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreement. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of the Income Manager Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who

                                                   mainstayinvestments.com    43
often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM's Equity Investors Group. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board further considered NYLIM's track record and experiencing in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be


44    MainStay Income Manager Fund
realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.


                                                   mainstayinvestments.com    45

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end October 31, 2008 as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $20,511,321.

For the fiscal year ended October 31, 2008, the Fund designates approximately $5,482,995 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 59.0% for qualified interest income and 37.4% for the corporate dividends received deduction.

In January 2009, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by the shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



46    MainStay Income Manager Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   COMPANY                                      COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 --------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Director        Managers and President and                   since September 2008 (3
9/24/60    since           Chief Executive Officer                      funds); Trustee, The
           September       (since April 2008) of New                    MainStay Funds since
           2008            York Life Investment                         September 2008, (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    47

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                     Trustee since 2000,
8/12/51    since 2005      (since 1990)                                Eclipse Funds (3 funds);
           and Director                                                Chairman and Trustee, The
           since                                                       MainStay Funds since 2007
                                                                       (21 funds);  Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Director and    Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Trustee, The MainStay
           Committee       LLP (1989 to 2002);                         Funds since 2006 (21
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2007            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Director        President and Chief                         since 2002 (3 funds);
12/5/41    since 2002      Executive Officer, Babson-                  Trustee, The MainStay
                           United, Inc. (financial                     Funds since 2007 (21
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H.         Director        Capital Management;                         since 2007 (3 funds);
NOLAN,     since 2007      President--Shields/Alli-                    Trustee, The MainStay
JR.                        ance, Alliance Capital                      Funds since 2007 (21
11/16/46                   Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Director        Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   since 2007      (1990 to 1999 and since                     Trustee, The MainStay
2/13/52                    2004), Somerset & Company                   Funds since 1994 (21
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director, Partner
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






48    MainStay Income Manager Fund

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Director and    Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Trustee, The MainStay
           Committee       University of Chicago;                      Funds since 2007 (21
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman                         VP Series Fund, Inc.,
                           of the Board, Ygomi LLC                     since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Director        of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   since 2007      (1971 to 1995)                              Trustee, The MainStay
                                                                       Funds since 2007 (21
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, The MainStay Funds,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, The MainStay Funds, MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t--Adminis-     2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           The MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    49

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, The MainStay Funds,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, The MainStay Funds and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, The MainStay Funds and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






50    MainStay Income Manager Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO14596    (RECYCLE LOGO)                        MS308-08    MSIM11-12/08
                                                                          B6

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY CONSERVATIVE ALLOCATION FUND

                 MAINSTAY GROWTH ALLOCATION FUND

                 MAINSTAY MODERATE ALLOCATION FUND

                 MAINSTAY MODERATE GROWTH ALLOCATION FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


-s- STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY CONSERVATIVE ALLOCATION FUND

                 MAINSTAY GROWTH ALLOCATION FUND

                 MAINSTAY MODERATE ALLOCATION FUND

                 MAINSTAY MODERATE GROWTH ALLOCATION FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

MAINSTAY CONSERVATIVE ALLOCATION FUND       5
---------------------------------------------


MAINSTAY GROWTH ALLOCATION FUND            18
---------------------------------------------


MAINSTAY MODERATE ALLOCATION FUND          32
---------------------------------------------


MAINSTAY MODERATE GROWTH ALLOCATION FUND   46
---------------------------------------------


NOTES TO FINANCIAL STATEMENTS              60
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            73
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       74
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             78
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        78
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       78
---------------------------------------------

DIRECTORS AND OFFICERS                     79

MAINSTAY CONSERVATIVE ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (23.61%)     (1.61%)
Excluding sales charges    (19.16)      (0.04)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                              BARCLAYS CAPITAL
                       MAINSTAY CONSERVATIVE    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                          ALLOCATION FUND          INDEX          INDEX             INDEX
                       ---------------------    ----------    ------------    ----------------
4/4/05                          9450               10000          10000             10000
                                9685               10365          10731             10129
                               10591               12059          13684             10655
                               11674               13815          17093             11228
10/31/08                        9437                8828           9124             11262






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (23.59%)     (1.60%)
Excluding sales charges    (19.14)      (0.03)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                     BARCLAYS CAPITAL
              MAINSTAY CONSERVATIVE    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                 ALLOCATION FUND          INDEX          INDEX             INDEX
              ---------------------    ----------    ------------    ----------------
4/4/05                23625               25000          25000             25000
                      24213               25913          26827             25322
                      26479               30147          34210             26636
                      29185               34536          42733             28070
10/31/08              23598               22070          22809             28156






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (23.61%)     (1.27%)
Excluding sales charges    (19.78)      (0.77)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                            S&P                         BARCLAYS CAPITAL
              MAINSTAY CONSERVATIVE    500(R) INDEX         MSCI         AGGREGATE BOND
                 ALLOCATION FUND                       EAFE(R) INDEX          INDEX
              ---------------------    ------------    -------------    ----------------
4/4/05                10000                10000           10000              10000
                      10202                10365           10731              10129
                      11086                12059           13684              10655
                      12125                13815           17093              11228
10/31/08               9552                 8828            9124              11262





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (20.55%)     (0.77%)
Excluding sales charges    (19.79)      (0.77)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                     S&P                         BARCLAYS CAPITAL
                       MAINSTAY CONSERVATIVE    500(R) INDEX         MSCI         AGGREGATE BOND
                          ALLOCATION FUND                       EAFE(R) INDEX          INDEX
                       ---------------------    ------------    -------------    ----------------
4/4/05                         10000                10000           10000              10000
                               10202                10365           10731              10129
                               11086                12059           13684              10655
                               12125                13815           17093              11228
10/31/08                        9726                 8828            9124              11262






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
                           (18.90%)      0.33%




(PERFORMANCE GRAPH)

                                                         S&P                         BARCLAYS CAPITAL
                           MAINSTAY CONSERVATIVE    500(R) INDEX         MSCI         AGGREGATE BOND
                              ALLOCATION FUND                       EAFE(R) INDEX          INDEX
                           ---------------------    ------------    -------------    ----------------
4/4/05                             10000                10000           10000              10000
                                   10257                 9846           10731              10129
                                   11296                11364           13684              10655
                                   12479                13096           17093              11228
10/31/08                           10120                 8828            9124              11262







 BENCHMARK PERFORMANCE                                                  ONE        SINCE
                                                                       YEAR      INCEPTION
------------------------------------------------------------------------------------------------
S&P 500(R) Index(3)                                                  (36.10%)     (3.43%)
MSCI EAFE(R) Index(4)                                                (46.62)      (2.53)
Barclays Capital Aggregate Bond Index(5)                               0.30        3.38
Average Lipper mixed-asset target allocation conservative fund(6)    (18.98)      (1.14)



   and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Barclays Capital has recently completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.




6    MainStay Conservative Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $825.90         $2.29          $1,022.60         $2.54
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $826.20         $2.20          $1,022.70         $2.44
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $823.20         $5.73          $1,018.90         $6.34
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $822.40         $5.73          $1,018.90         $6.34
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $827.40         $1.06          $1,024.00         $1.17
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.48% for Class A, 1.25% for Class B and Class C and 0.23% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Total Return                                    56.9
Growth of Capital                               25.5
Current Income                                  14.8
Capital Appreciation                             2.9
Liabilities in Excess of Cash and Other
  Assets                                        (0.1)





See Portfolio of Investments on page 12 for specific holdings within these categories.



8    MainStay Conservative Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY CONSERVATIVE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Conservative Allocation Fund returned -19.16% for Investor Class Shares,(1) -19.14% for Class A shares, -19.78% for Class B shares and -19.79% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -18.90%. Investor Class shares, Class A shares, Class B shares and Class C shares underperformed and Class I shares outperformed the -18.98% return of the average Lipper(2) mixed-asset target allocation conservative fund. All share classes outperformed the -36.10% return of the S&P 500(R) Index(3) for the 12 months ended October 31, 2008. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we consider a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Funds. In general, we seek Underlying Equity Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the 12-month reporting period, the Fund made its first investments in 130/30 Underlying Funds, which typically allow a portfolio manager to exploit a larger set of opportunities through a certain amount of short selling of securities the portfolio manager believes to be overpriced. During the same period, however, regulatory authorities in several countries enacted temporary rules prohibiting the short selling of certain stocks. The Fund's most substantial and successful 130/30 allocation was made in the second quarter of 2008 to MainStay 130/30 High Yield Fund. Although returns were not positive, the investment was successful in that MainStay 130/30 High Yield Fund outperformed MainStay High Yield Corporate Bond Fund (another Underlying High Yield Fund) by a significant margin for the portion of the reporting period that the 130/30 investment was held in the Fund.

Similar moves involving MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund had little impact on performance, since the returns of these Underlying Funds were not materially different from those of their traditional Underlying Fund counterparts. An investment in MainStay 130/30 International Fund was modestly disappointing, since this Underlying Fund slightly underperformed its benchmark.

The Fund entered the reporting period with a pronounced bias toward growth stocks. This bias was gradually removed during the first half of 2008. The timing on that decision was positive, since the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

The Fund also maintained a bias toward large-cap stocks. Sizeable positions in MainStay Large Cap Growth Fund and MainStay Common Stock Fund were constructive in the sense that they declined less than many of the Fund's other holdings. The large-cap bias helped the Fund avoid mid- and small-cap growth Funds, which were among the worst-performing Underlying Funds in which the Fund could invest.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

All of the Underlying Equity Funds in which the Fund invested generated negative returns during the reporting period. But the dispersion of returns among the Underlying Equity Funds was surprisingly tight. Most Underlying Domestic Equity Funds in which the Fund

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the perfor-mance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the S&P 500(R) Index.

THE DISCLOSURE ON PAGE 11 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                    mainstayinvestments.com    9
invested generated gross returns between -36% and -38% during the reporting period. MainStay Large Cap Growth Fund and MainStay MAP Fund were the best-performing Underlying Equity Funds by a small margin.

The Fund's Underlying International Equity Funds, on the other hand, were particularly weak. MainStay 130/30 International Fund was the laggard, followed by MainStay ICAP International Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Distress in the housing market led to large losses in bank portfolios and raised liquidity issues for many types of debt instruments. These forces, which ultimately precipitated the economy's decline, were also the root cause of dramatic widening of credit spreads.(4) With the exception of inflation-adjusted instruments, government securities were the only debt instruments that fared especially well during 12-month reporting period, although investment-grade bonds managed to generate slightly positive returns.

As default risk soared, the lowest-grade corporate borrowers underperformed. Bank loans also performed poorly when banks were forced to deleverage by selling otherwise healthy loans. These developments hurt the Fund's position in MainStay Floating Rate Fund.

HOW DID THE FUND ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

We made two noteworthy changes to the Fund's fixed-income allocation during the 12-month reporting period. First, we decided to remove a bias against high-yield bonds by investing in MainStay 130/30 High Yield Fund. Second, we shifted some assets out of MainStay Indexed Bond Fund into MainStay Institutional Bond Fund. Our motive was to take advantage of widened spreads available on commercial and residential mortgage-backed securities and to slightly shorten the duration(5) of the fixed-income portion of the Fund. By the end of the reporting period, the Fund's allocation in MainStay Institutional Bond Fund had not yet yielded positive returns.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund were the Fund's best-performing Underlying Fixed Income Funds during the reporting period. The Fund's weakest-performing Underlying Fixed Income Funds were MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund.



4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Conservative Allocation Fund

MainStay Conservative Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "Underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of the Underlying Funds in which the Fund invests. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES OF UNDERLYING MONEY MARKET FUNDS THAT IT HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN
  NOTE 9.

Before making an investment in the Fund, you should consider all the risks associated with it.



                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                      SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.1%+
------------------------------------------------------------

EQUITY FUNDS 41.8%
MainStay 130/30 Core
  Fund Class I                       563,211   $   3,390,530
MainStay 130/30 Growth
  Fund Class I (a)                   235,435       1,579,770
MainStay 130/30 International
  Fund Class I                       388,324       2,023,169
MainStay Common Stock
  Fund Class I                     1,462,637      13,631,780
MainStay Growth Equity
  Fund Class I                       349,744       2,902,879
MainStay ICAP Equity
  Fund Class I                       301,865       8,141,292
MainStay ICAP International
  Fund Class I                       103,772       2,308,937
MainStay ICAP Select Equity
  Fund Class I                       319,532       8,202,379
MainStay International Equity
  Fund Class I                       226,543       2,503,296
MainStay Large Cap Growth
  Fund Class I (a)                 2,271,975      10,882,759
MainStay MAP
  Fund Class I                       175,784       4,132,672
MainStay Value
  Fund Class I                        58,695         794,729
                                               -------------
                                                  60,494,192
                                               -------------

FIXED INCOME FUNDS 58.3%
MainStay 130/30 High Yield
  Fund Class I (b)                   794,982       6,407,558
MainStay Floating Rate
  Fund Class I (b)                 1,426,692      10,857,128
MainStay High Yield Corporate
  Bond
  Fund Class I                       919,348       4,229,000
MainStay Indexed Bond
  Fund Class I (b)                 4,271,823      44,127,936
MainStay Institutional Bond
  Fund Class I                     1,013,044       9,411,181
MainStay Intermediate Term
  Bond
  Fund Class I (b)                   999,969       9,349,711
                                               -------------
                                                  84,382,514
                                               -------------
Total Investments
  (Cost $177,029,735) (c)              100.1%    144,876,706
Liabilities in Excess of
  Cash and Other Assets                 (0.1)        (80,697)
                                       -----    ------------
Net Assets                             100.0%  $ 144,796,009
                                       =====    ============





+ Percentages indicated are based on Fund net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying
     Fund Share Class.
(c)  At October 31, 2008, cost is $178,649,430 for
     federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $     23,566
     Gross unrealized depreciation    (33,796,290)
                                     ------------
     Net unrealized depreciation     $(33,772,724)
                                     ============






12    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $177,029,735)                 $144,876,706
Receivables:
  Fund shares sold                        717,188
  Investment securities sold               73,761
  Manager                                  10,069
Other assets                               36,822
                                     ------------
     Total assets                     145,714,546
                                     ------------
LIABILITIES:
Due to custodian                           73,750
Payables:
  Fund shares redeemed                    685,150
  NYLIFE Distributors (See Note 3)         57,721
  Transfer agent (See Note 3)              39,708
  Professional fees                        26,049
  Shareholder communication                22,794
  Custodian                                 6,516
  Directors                                   503
Accrued expenses                            6,171
Dividend payable                              175
                                     ------------
     Total liabilities                    918,537
                                     ------------
Net assets                           $144,796,009
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.3 billion shares
  authorized                         $     16,547
Additional paid-in capital            176,472,431
                                     ------------
                                      176,488,978
Accumulated undistributed net
  investment income                       230,555
Accumulated net realized gain on
  investments                             229,505
Net unrealized depreciation on
  investments                         (32,153,029)
                                     ------------
Net assets                           $144,796,009
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 17,140,170
                                     ============
Shares of capital stock outstanding     1,956,115
                                     ============
Net asset value per share
  outstanding                        $       8.76
Maximum sales charge (5.50% of
  offering price)                            0.51
                                     ------------
Maximum offering price per share
  outstanding                        $       9.27
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 84,434,183
                                     ============
Shares of capital stock outstanding     9,641,609
                                     ============
Net asset value per share
  outstanding                        $       8.76
Maximum sales charge (5.50% of
  offering price)                            0.51
                                     ------------
Maximum offering price per share
  outstanding                        $       9.27
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 23,225,503
                                     ============
Shares of capital stock outstanding     2,660,079
                                     ============
Net asset value and offering price
  per share outstanding              $       8.73
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 18,845,731
                                     ============
Shares of capital stock outstanding     2,158,152
                                     ============
Net asset value and offering price
  per share outstanding              $       8.73
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  1,150,422
                                     ============
Shares of capital stock outstanding       130,632
                                     ============
Net asset value and offering price
  per share outstanding              $       8.81
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies            $  5,076,188
                                     ------------
EXPENSES:
  Distribution/Service--Investor
     Class (See Note 3)                    24,659
  Distribution/Service--Class A
     (See Note 3)                         233,189
  Service--Class B (See Note 3)            61,111
  Service--Class C (See Note 3)            53,664
  Distribution--Class B (See Note
     3)                                   183,334
  Distribution--Class C (See Note
     3)                                   160,992
  Transfer agent--Investor Class
     (See Note 3)                          22,501
  Transfer agent--Class A (See Note
     3)                                    94,534
  Transfer agent--Classes B and C
     (See Note 3)                          88,218
  Transfer agent--Class I (See Note
     3)                                     1,969
  Registration                             94,156
  Professional fees                        43,856
  Shareholder communication                38,623
  Custodian                                11,406
  Directors                                 6,133
  Miscellaneous                            13,974
                                     ------------
     Total expenses before
       reimbursement                    1,132,319
  Expense reimbursement from
     Manager (See Note 3)                 (52,726)
                                     ------------
     Net expenses                       1,079,593
                                     ------------
Net investment income                   3,996,595
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (1,813,849)
  Distributions from affiliated
     investment companies               3,229,207
                                     ------------
Net realized gain on investments
  from affiliated investment
  companies                             1,415,358
                                     ------------
Net change in unrealized
  appreciation on investments         (38,398,417)
                                     ------------
Net realized and unrealized loss on
  investments                         (36,983,059)
                                     ------------
Net decrease in net assets
  resulting from operations          $(32,986,464)
                                     ============






14    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  3,996,595   $  2,563,292
 Net realized gain on
  investments from affiliated
  investment companies            1,415,358      1,573,127
 Net change in unrealized
  appreciation on investments   (38,398,417)     4,645,180
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (32,986,464)     8,781,599
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                 (246,826)            --
    Class A                      (4,130,935)    (1,156,186)
    Class B                        (837,821)      (255,982)
    Class C                        (749,236)      (174,163)
    Class I                         (63,261)       (18,167)
                               ---------------------------
                                 (6,028,079)    (1,604,498)
                               ---------------------------
 From net realized gain on investments:
    Class A                        (947,219)      (719,822)
    Class B                        (242,295)      (225,249)
    Class C                        (215,997)      (140,242)
    Class I                         (14,600)        (9,585)
                               ---------------------------
                                 (1,420,111)    (1,094,898)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (7,448,190)    (2,699,396)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        106,366,801     64,077,604
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               6,745,159      2,472,251
 Cost of shares redeemed        (47,555,730)   (15,945,361)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          65,556,230     50,604,494
                               ---------------------------
    Net increase in net
     assets                      25,121,576     56,686,697

NET ASSETS:
Beginning of year               119,674,433     62,987,736
                               ---------------------------
End of year                    $144,796,009   $119,674,433
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $    230,555   $  1,124,876
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          INVESTOR CLASS                              CLASS A
                                          --------------      ------------------------------------------------------
                                           FEBRUARY 28,                                                    APRIL 4,
                                              2008**                                                        2005**
                                              THROUGH                                                      THROUGH
                                            OCTOBER 31,               YEAR ENDED OCTOBER 31,             OCTOBER 31,
                                          --------------------------------------------------------------------------
                                               2008             2008           2007           2006           2006
Net asset value at beginning of period        $ 10.69         $ 11.47        $ 10.80        $ 10.21        $ 10.00
                                              -------         -------        -------        -------        -------
Net investment income (a)                        0.19            0.30           0.34           0.28           0.14
Net realized and unrealized gain (loss)
  on investments                                (1.91)          (2.39)          0.73           0.65           0.11 (c)
                                              -------         -------        -------        -------        -------
Total from investment operations                (1.72)          (2.09)          1.07           0.93           0.25
                                              -------         -------        -------        -------        -------
Less dividends and distributions:
  From net investment income                    (0.21)          (0.49)         (0.23)         (0.34)         (0.04)
  From net realized gain on investments            --           (0.13)         (0.17)         (0.00)++          --
                                              -------         -------        -------        -------        -------
Total dividends and distributions               (0.21)          (0.62)         (0.40)         (0.34)         (0.04)
                                              -------         -------        -------        -------        -------
Net asset value at end of period              $  8.76         $  8.76        $ 11.47        $ 10.80        $ 10.21
                                              =======         =======        =======        =======        =======
Total investment return (d)(f)                 (16.36%)(b)     (19.14%)        10.22%          9.36%          2.49%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          2.72%++         2.91%          3.12%          2.71%          2.43%++
  Net expenses (e)                               0.50%++         0.49%          0.48%          0.53%          0.60%++
  Expenses (before reimbursement) (e)            0.62%++         0.49%          0.48%          0.61%          1.55%++
Portfolio turnover rate                            35%             35%            10%            33%             3%
Net assets at end of period (in 000's)        $17,140         $84,434        $80,018        $40,889        $13,350




                                                                 CLASS C
                                          -----------------------------------------------------
                                                                                      APRIL 4,
                                                                                       2005**
                                                                                      THROUGH
                                                 YEAR ENDED OCTOBER 31,             OCTOBER 31,
                                          -----------------------------------------------------
                                            2008           2007          2006           2005
Net asset value at beginning of period    $ 11.42        $ 10.78        $10.18         $10.00
                                          -------        -------        ------         ------
Net investment income (a)                    0.22           0.26          0.21           0.10
Net realized and unrealized gain (loss)
  on investments                            (2.39)          0.73          0.66           0.10 (c)
                                          -------        -------        ------         ------
Total from investment operations            (2.17)          0.99          0.87           0.20
                                          -------        -------        ------         ------
Less dividends and distributions:
  From net investment income                (0.39)         (0.18)        (0.27)         (0.02)
  From net realized gain on investments     (0.13)         (0.17)        (0.00)++          --
                                          -------        -------        ------         ------
Total dividends and distributions           (0.52)         (0.35)        (0.27)         (0.02)
                                          -------        -------        ------         ------
Net asset value at end of period          $  8.73        $ 11.42        $10.78         $10.18
                                          =======        =======        ======         ======
Total investment return (d)(f)             (19.79%)         9.37%         8.67%          2.02%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                      2.12%          2.38%         2.02%          1.68%++
  Net expenses (e)                           1.25%          1.23%         1.28%          1.35%++
  Expenses (before reimbursement) (e)        1.33%          1.23%         1.36%          2.30%++
Portfolio turnover rate                        35%            10%           33%             3%
Net assets at end of period (in 000's)    $18,846        $17,628        $8,066         $2,900




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(d)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





16    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              CLASS B
      ------------------------------------------------------
                                                   APRIL 4,
                                                    2005**
                                                   THROUGH
              YEAR ENDED OCTOBER 31,             OCTOBER 31,
      ------------------------------------------------------
        2008           2007           2006           2005
      $ 11.42        $ 10.78        $ 10.18         $10.00
      -------        -------        -------         ------
         0.22           0.26           0.22           0.10
        (2.39)          0.73           0.65           0.10 (c)
      -------        -------        -------         ------
        (2.17)          0.99           0.87           0.20
      -------        -------        -------         ------

        (0.39)         (0.18)         (0.27)         (0.02)
        (0.13)         (0.17)         (0.00)++          --
      -------        -------        -------         ------
        (0.52)         (0.35)         (0.27)         (0.02)
      -------        -------        -------         ------
      $  8.73        $ 11.42        $ 10.78         $10.18
      =======        =======        =======         ======
       (19.78%)         9.37%          8.67%          2.02%(b)

         2.11%          2.38%          2.07%          1.68%++
         1.25%          1.23%          1.28%          1.35%++
         1.33%          1.23%          1.36%          2.30%++
           35%            10%            33%             3%
      $23,226        $20,919        $13,426         $9,100



                             CLASS I
      ----------------------------------------------------
                                                 APRIL 4,
                                                  2005**
                                                 THROUGH
             YEAR ENDED OCTOBER 31,            OCTOBER 31,
      ----------------------------------------------------
        2008          2007          2006           2005
      $ 11.54        $10.85        $10.21         $10.00
      -------        ------        ------         ------
         0.33          0.36          0.33           0.15
        (2.41)         0.75          0.68           0.11 (c)
      -------        ------        ------         ------
        (2.08)         1.11          1.01           0.26
      -------        ------        ------         ------

        (0.52)        (0.25)        (0.37)         (0.05)
        (0.13)        (0.17)        (0.00)++          --
      -------        ------        ------         ------
        (0.65)        (0.42)        (0.37)         (0.05)
      -------        ------        ------         ------
      $  8.81        $11.54        $10.85         $10.21
      =======        ======        ======         ======
       (18.90%)       10.47%        10.13%          2.57%(b)

         3.16%         3.30%         3.15%          2.78%++
         0.23%         0.25%         0.25%          0.25%++
         0.28%         0.35%         0.33%          1.20%++
           35%           10%           33%             3%
      $ 1,150        $1,108        $  607         $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   17

MAINSTAY GROWTH ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (41.53%)     (4.51%)
Excluding sales charges    (38.12)      (2.99)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                           ALLOCATION FUND       INDEX          INDEX
                           ---------------    ----------    ------------
4/4/05                           9450            10000          10000
                                 9932            10365          10731
                                11570            12059          13684
                                13700            13815          17093
10/31/08                         8477             8828           9124






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (41.60%)     (4.55%)
Excluding sales charges    (38.20)      (3.02)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
              ALLOCATION FUND       INDEX          INDEX
              ---------------    ----------    ------------
4/4/05             23625            25000          25000
                   24830            25913          26827
                   28924            30147          34210
                   34251            34536          42733
10/31/08           21166            22070          22809






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (41.58%)     (4.25%)
Excluding sales charges    (38.65)      (3.76)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
              ALLOCATION FUND       INDEX          INDEX
              ---------------    ----------    ------------
4/4/05             10000            10000          10000
                   10470            10365          10731
                   12102            12059          13684
                   14212            13815          17093
10/31/08            8561             8828           9124





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



18    MainStay Growth Allocation Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (39.17%)     (3.69%)
Excluding sales charges    (38.58)      (3.69)





                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                           ALLOCATION FUND       INDEX          INDEX
                           ---------------    ----------    ------------
4/4/05                          10000            10000          10000
                                10460            10365          10731
                                12112            12059          13684
                                14232            13815          17093
10/31/08                         8741             8828           9124






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
                           (38.00%)     (2.64%)




(PERFORMANCE GRAPH)

                           MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                           ALLOCATION FUND       INDEX          INDEX
                           ---------------    ----------    ------------
4/4/05                          10000            10000          10000
                                10520            10365          10731
                                12347            12059          13684
                                14654            13815          17093
10/31/08                         9086             8828           9124







 BENCHMARK PERFORMANCE                 ONE        SINCE
                                      YEAR      INCEPTION
---------------------------------------------------------------
S&P 500(R) Index(3)                 (36.10%)     (3.43%)
MSCI EAFE(R) Index(4)               (46.62)      (2.53)
Average Lipper multi-cap core
  fund(5)                           (38.35)      (4.24)



   expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    19

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $679.80         $2.11          $1,022.60         $ 2.54
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $679.60         $1.98          $1,022.80         $ 2.39
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $676.90         $5.27          $1,018.90         $ 6.34
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $677.40         $5.27          $1,018.90         $ 6.34
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $680.80         $1.06          $1,023.90         $1.27
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.47% for Class A, 1.25% for Class B and Class C and 0.25% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



20    MainStay Growth Allocation Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Growth of Capital                                64.0
Total Return                                     27.2
Capital Appreciation                              9.0
Liabilities in Excess of Cash and Other
  Assets                                         (0.2)





See Portfolio Investments on page 25 for specific holdings within these categories.


                                                   mainstayinvestments.com    21

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Growth Allocation Fund returned -38.12% for Investor Class shares,(1) -38.20% for Class A shares, -38.65% for Class B shares and -38.58% for Class C shares for the 12 months ended October 31, 2008. For the same period, the Fund's Class I shares returned -38.00%. Investor Class, Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the -38.35% return of the average Lipper(2) multi-cap core fund over the same period. All share classes underperformed the -36.10% return of the S&P 500(R) Index,(3) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2008. See pages 18 and 19 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we consider a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Funds. In general, we seek Underlying Equity Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the 12-month reporting period, the Fund made its first investments in 130/30 Underlying Funds, which typically allow a portfolio manager to exploit a larger set of opportunities through a certain amount of short selling of securities the portfolio manager believes to be overpriced. During the same period, however, regulatory authorities in several countries enacted temporary rules prohibiting the short selling of certain stocks. The Fund's investments in MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund had little impact on performance, since the returns of these Underlying Funds were not materially different from those of their traditional Underlying Fund counterparts. An investment in MainStay 130/30 International Fund was modestly disappointing, since this Underlying Fund slightly underperformed its benchmark.

The Fund entered the reporting period with a pronounced bias toward growth stocks. This bias was gradually removed during the first half of 2008, primarily by drawing down the Fund's position in MainStay Growth Equity Fund. The timing on that decision was positive, since the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

The Fund also maintained a bias toward large-cap stocks. Sizeable positions in MainStay Large Cap Growth Fund and MainStay Common Stock Fund were constructive in the sense that they declined less than many of the Fund's other holdings. The large-cap bias helped the Fund avoid mid- and small-cap growth Funds, which were among the worst-performing Underlying Funds in which the Fund could invest.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

All of the Underlying Equity Funds in which the Fund invested generated negative returns during the reporting period. But the dispersion of returns among the Underlying Equity Funds was surprisingly tight. Most Underlying Domestic Equity Funds in which the Fund invested generated gross returns between -36% and -38% during the reporting period. MainStay Large Cap Growth Fund and MainStay MAP Fund were the best-performing Underlying Equity Funds by a small margin.


1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the perfor-mance shown for Investor Class shares might have been lower.
2. See footnote on page 19 for more information on Lipper Inc.
3. See footnote on page 19 for more information on the S&P 500(R) Index.

THE DISCLOSURE ON PAGE 24 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


22    MainStay Growth Allocation Fund

The Fund's Underlying International Equity Funds, on the other hand, were particularly weak. MainStay 130/30 International Fund was the laggard, followed by MainStay ICAP International Fund.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    23

MainStay Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds, and on the performance of the Underlying Funds in which the Fund invests. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

Before making an investment in the Fund, you should consider all the risks associated with it.




24    MainStay Growth Allocation Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                      SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.2%+
------------------------------------------------------------

EQUITY FUNDS 100.2%
MainStay 130/30 Core
  Fund Class I (a)                 1,218,149   $   7,333,259
MainStay 130/30 Growth
  Fund Class I (a)(b)                443,497       2,975,864
MainStay 130/30 International
  Fund Class I (a)                 1,789,175       9,321,603
MainStay Capital Appreciation
  Fund Class I (a)(b)                 43,042         976,184
MainStay Common Stock
  Fund Class I (a)                 3,166,610      29,512,806
MainStay Growth Equity
  Fund Class I (a)                 1,024,138       8,500,349
MainStay ICAP Equity
  Fund Class I                       436,881      11,782,668
MainStay ICAP International
  Fund Class I                       452,989      10,079,012
MainStay ICAP Select Equity
  Fund Class I                       463,464      11,897,109
MainStay International Equity
  Fund Class I                       972,903      10,750,583
MainStay Large Cap Growth
  Fund Class I (b)                 5,261,058      25,200,467
MainStay MAP
  Fund Class I                       563,977      13,259,097
MainStay S&P 500 Index
  Fund Class I                       143,648       3,259,377
MainStay Small Cap Opportunity
  Fund Class I                        44,863         463,879
MainStay Value
  Fund Class I (a)                   301,495       4,082,236
                                               -------------
Total Investments
  (Cost $218,238,993) (c)              100.2%    149,394,493
Liabilities in Excess of
  Cash and Other Assets                 (0.2)       (316,675)
                                       -----    ------------
Net Assets                             100.0%  $ 149,077,818
                                       =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At October 31, 2008, cost is $220,144,456
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $     33,164
     Gross unrealized depreciation    (70,783,127)
                                     ------------
     Net unrealized depreciation     $(70,749,963)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              25

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $218,238,993)                 $149,394,493
Cash                                      293,209
Receivables:
  Fund shares sold                        187,196
  Manager                                  46,246
Other assets                               31,118
                                     ------------
     Total assets                     149,952,262
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    346,783
  Investment securities purchased         292,500
  Transfer agent (See Note 3)              97,114
  NYLIFE Distributors (See Note 3)         64,237
  Shareholder communication                32,406
  Professional fees                        27,838
  Custodian                                 6,461
  Directors                                   565
Accrued expenses                            6,540
                                     ------------
     Total liabilities                    874,444
                                     ------------
Net assets                           $149,077,818
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.3 billion shares
  authorized                         $     18,547
Additional paid-in capital            218,177,548
                                     ------------
                                      218,196,095
Accumulated undistributed net
  investment income                       164,036
Accumulated net realized loss on
  investments                            (437,813)
Net unrealized depreciation on
  investments                         (68,844,500)
                                     ------------
Net assets                           $149,077,818
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 38,881,338
                                     ============
Shares of capital stock outstanding     4,807,101
                                     ============
Net asset value per share
  outstanding                        $       8.09
Maximum sales charge (5.50% of
  offering price)                            0.47
                                     ------------
Maximum offering price per share
  outstanding                        $       8.56
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 58,164,899
                                     ============
Shares of capital stock outstanding     7,194,573
                                     ============
Net asset value per share
  outstanding                        $       8.08
Maximum sales charge (5.50% of
  offering price)                            0.47
                                     ------------
Maximum offering price per share
  outstanding                        $       8.55
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 42,500,637
                                     ============
Shares of capital stock outstanding     5,350,238
                                     ============
Net asset value and offering price
  per share outstanding              $       7.94
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  8,682,397
                                     ============
Shares of capital stock outstanding     1,091,317
                                     ============
Net asset value and offering price
  per share outstanding              $       7.96
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    848,547
                                     ============
Shares of capital stock outstanding       103,830
                                     ============
Net asset value and offering price
  per share outstanding              $       8.17
                                     ============






26    MainStay Growth Allocation Fund      The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies            $  1,919,697
                                     ------------
EXPENSES:
  Transfer agent--Investor Class
     (See Note 3)                         102,290
  Transfer agent--Class A (See Note
     3)                                   190,861
  Transfer agent--Classes B and C
     (See Note 3)                         231,972
  Transfer agent--Class I (See Note
     3)                                     1,253
  Distribution--Class B (See Note
     3)                                   431,347
  Distribution--Class C (See Note
     3)                                    92,861
  Distribution/Service--Investor
     Class (See Note 3)                    68,035
  Distribution/Service--Class A
     (See Note 3)                         234,482
  Service--Class B (See Note 3)           143,782
  Service--Class C (See Note 3)            30,954
  Registration                             79,642
  Shareholder communication                54,494
  Professional fees                        48,687
  Custodian                                 9,732
  Directors                                 7,932
  Miscellaneous                            16,273
                                     ------------
     Total expenses before
       reimbursement                    1,744,597
  Expense reimbursement from
     Manager (See Note 3)                (277,550)
                                     ------------
     Net expenses                       1,467,047
                                     ------------
Net investment income                     452,650
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (6,653,772)
  Capital gain distributions from
     affiliated investment
     companies                         10,634,078
                                     ------------
Net realized gain on investments
  from affiliated investment
  companies                             3,980,306
                                     ------------
Net change in unrealized
  appreciation on investments         (92,111,730)
                                     ------------
Net realized and unrealized loss on
  investments                         (88,131,424)
                                     ------------
Net decrease in net assets
  resulting from operations          $(87,678,774)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              27

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $    452,650   $    168,902
 Net realized gain on
  investments from affiliated
  investment companies            3,980,306      5,547,386
 Net change in unrealized
  appreciation on investments   (92,111,730)    18,330,015
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (87,678,774)    24,046,303
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                      (2,836,252)      (707,447)
    Class B                      (1,122,213)      (329,298)
    Class C                        (255,054)       (93,014)
    Class I                         (12,871)          (209)
                               ---------------------------
                                 (4,226,390)    (1,129,968)
                               ---------------------------
 From net realized gain on investments:
    Class A                      (2,967,230)    (1,597,910)
    Class B                      (1,569,895)      (850,949)
    Class C                        (355,384)      (246,518)
    Class I                         (12,430)          (448)
                               ---------------------------
                                 (4,904,939)    (2,695,825)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (9,131,329)    (3,825,793)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        103,378,366     95,341,640
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               8,795,944      3,617,723
 Cost of shares redeemed        (56,086,055)   (20,303,514)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          56,088,255     78,655,849
                               ---------------------------
    Net increase (decrease)
     in net assets              (40,721,848)    98,876,359

NET ASSETS:
Beginning of year               189,799,666     90,923,307
                               ---------------------------
End of year                    $149,077,818   $189,799,666
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $    164,036   $         --
                               ===========================






28    MainStay Growth Allocation Fund      The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR
                                                        CLASS                                 CLASS A
                                                    ------------     ---------------------------------------------------------
                                                    FEBRUARY 28,                                                    APRIL 4,
                                                       2008**                                                        2005**
                                                       THROUGH                                                       THROUGH
                                                     OCTOBER 31,              YEAR ENDED OCTOBER 31,               OCTOBER 31,
                                                    --------------------------------------------------------------------------
                                                        2008            2008           2007           2006            2005
Net asset value at beginning of period                 $ 11.68         $ 13.78       $  12.08        $ 10.51         $ 10.00
                                                       -------         -------       --------        -------         -------
Net investment income (loss) (a)                          0.01            0.07           0.05          (0.03)          (0.04)
Net realized and unrealized gain (loss) on
  investments                                            (3.60)          (5.11)          2.11           1.74            0.55 (b)
                                                       -------         -------       --------        -------         -------
Total from investment operations                         (3.59)          (5.04)          2.16           1.71            0.51
                                                       -------         -------       --------        -------         -------
Less dividends and distributions:
  From net investment income                                --           (0.32)         (0.14)         (0.09)             --
  From net realized gain on investments                     --           (0.34)         (0.32)         (0.05)             --
                                                       -------         -------       --------        -------         -------
Total dividends and distributions                           --           (0.66)         (0.46)         (0.14)             --
                                                       -------         -------       --------        -------         -------
Net asset value at end of period                       $  8.09         $  8.08       $  13.78        $ 12.08         $ 10.51
                                                       =======         =======       ========        =======         =======
Total investment return (c)(f)                          (30.74%)(d)     (38.20%)        18.42%         16.49%           5.10% (d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                            0.19%++         0.60%          0.41%         (0.25%)         (0.61%)++
  Net expenses (e)                                        0.50%++         0.49%          0.48%          0.52%           0.62% ++
  Expenses (before reimbursement) (e)                     0.75%++         0.57%          0.55%          0.55%           1.84% ++
Portfolio turnover rate                                     37%             37%            17%            84%             21%
Net assets at end of period (in 000's)                 $38,881         $58,165       $116,123        $54,499         $10,709




                                                                             CLASS C
                                                    ---------------------------------------------------------
                                                                                                    APRIL 4,
                                                                                                     2005**
                                                                                                     THROUGH
                                                                                                     OCTOBER
                                                              YEAR ENDED OCTOBER 31,                   31,
                                                    ---------------------------------------------------------
                                                        2008            2007           2006           2005
Net asset value at beginning of period                 $ 13.58         $ 11.97        $10.46         $10.00
                                                       -------         -------        ------         ------
Net investment income (loss) (a)                         (0.02)          (0.03)        (0.11)         (0.08)
Net realized and unrealized gain (loss) on
  investments                                            (5.02)           2.08          1.74           0.54 (b)
                                                       -------         -------        ------         ------
Total from investment operations                         (5.04)           2.05          1.63           0.46
                                                       -------         -------        ------         ------
Less dividends and distributions:
  From net investment income                             (0.24)          (0.12)        (0.07)            --
  From net realized gain on investments                  (0.34)          (0.32)        (0.05)            --
                                                       -------         -------        ------         ------
Total dividends and distributions                        (0.58)          (0.44)        (0.12)            --
                                                       -------         -------        ------         ------
Net asset value at end of period                       $  7.96         $ 13.58        $11.97         $10.46
                                                       =======         =======        ======         ======
Total investment return (c)(f)                          (38.58%)         17.51%        15.79%          4.60% (d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                           (0.21%)         (0.26%)       (0.95%)        (1.36%)++
  Net expenses (e)                                        1.25%           1.23%         1.27%          1.37% ++
  Expenses (before reimbursement) (e)                     1.44%           1.30%         1.30%          2.59% ++
Portfolio turnover rate                                     37%             17%           84%            21%
Net assets at end of period (in 000's)                 $ 8,682         $13,668        $8,640         $  904




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





30    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         CLASS B
--------------------------------------------------------
                                               APRIL 4,
                                                2005**
                                                THROUGH
                                                OCTOBER
          YEAR ENDED OCTOBER 31,                  31,
--------------------------------------------------------
    2008          2007            2006           2005
   $ 13.56       $ 11.97         $ 10.47        $10.00
   -------       -------         -------        ------
     (0.03)        (0.04)          (0.10)        (0.08)
     (5.01)         2.07            1.72          0.55 (b)
   -------       -------         -------        ------
     (5.04)         2.03            1.62          0.47
   -------       -------         -------        ------

     (0.24)        (0.12)          (0.07)           --
     (0.34)        (0.32)          (0.05)           --
   -------       -------         -------        ------
     (0.58)        (0.44)          (0.12)           --
   -------       -------         -------        ------
   $  7.94       $ 13.56         $ 11.97        $10.47
   =======       =======         =======        ======
    (38.65%)       17.44%          15.59%         4.70% (d)

     (0.24%)       (0.34%)         (0.91%)       (1.36%)++
      1.25%         1.23%           1.27%         1.37% ++
      1.44%         1.30%           1.30%         2.59% ++
        37%           17%             84%           21%
   $42,501       $59,902         $27,770        $8,142



                        CLASS I
------------------------------------------------------
                                             APRIL 4,
                                              2005**
                                              THROUGH
                                              OCTOBER
         YEAR ENDED OCTOBER 31,                 31,
------------------------------------------------------
   2008         2007            2006           2005
    $13.91     $12.17          $10.52         $10.00
----------     ------          ------         ------

      0.07       0.05            0.01          (0.01)
    (5.12)       2.16            1.79           0.53 (b)
----------     ------          ------         ------

    (5.05)       2.21            1.80           0.52
----------     ------          ------         ------


    (0.35)      (0.15)          (0.10)            --
    (0.34)      (0.32)          (0.05)            --
----------     ------          ------         ------

    (0.69)      (0.47)          (0.15)            --
----------     ------          ------         ------

     $8.17     $13.91          $12.17         $10.52
==========     ======          ======         ======

  (38.00%)      18.68%          17.36%          5.20% (d)

     0.62%       0.41%           0.06%         (0.24%)++
     0.25%       0.24%           0.25%          0.25% ++
     0.28%       0.40%           0.28%          1.47% ++
       37%         17%             84%            21%
      $849     $  107          $   14         $   11




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   31

MAINSTAY MODERATE ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (29.78%)     (2.16%)
Excluding sales charges    (25.69)      (0.60)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                          BARCLAYS CAPITAL
                       MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                        ALLOCATION FUND        INDEX          INDEX             INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                        9450             10000          10000             10000
                              9802             10365          10731             10129
                             10996             12059          13684             10655
                             12446             13815          17093             11228
10/31/08                      9248              8828           9124             11262






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (29.86%)     (2.19%)
Excluding sales charges    (25.78)      (0.63)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                 BARCLAYS CAPITAL
              MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
               ALLOCATION FUND        INDEX          INDEX             INDEX
              -----------------    ----------    ------------    ----------------
4/4/05              23625             25000          25000             25000
                    24506             25913          26827             25322
                    27490             30147          34210             26636
                    31115             34536          42733             28070
10/31/08            23095             22070          22809             28156






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (29.95%)     (1.91%)
Excluding sales charges    (26.41)      (1.41)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                 BARCLAYS CAPITAL(R)
              MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)       AGGREGATE BOND
               ALLOCATION FUND        INDEX          INDEX              INDEX
              -----------------    ----------    ------------    -------------------
4/4/05              10000             10000          10000              10000
                    10326             10365          10731              10129
                    11493             12059          13684              10655
                    12916             13815          17093              11228
10/31/08             9332              8828           9124              11262





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



32    MainStay Moderate Allocation Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (27.04%)     (1.38%)
Excluding sales charges    (26.33)      (1.38)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                          BARCLAYS CAPITAL
                       MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                        ALLOCATION FUND        INDEX          INDEX             INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                       10000             10000          10000             10000
                             10326             10365          10731             10129
                             11493             12059          13684             10655
                             12916             13815          17093             11228
10/31/08                      9515              8828           9124             11262






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
                           (25.54%)     (0.35%)




(PERFORMANCE GRAPH)

                                                                 BARCLAYS CAPITAL
              MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
               ALLOCATION FUND        INDEX          INDEX             INDEX
              -----------------    ----------    ------------    ----------------
4/4/05              10000             10000          10000             10000
                    10380             10365          10731             10129
                    11691             12059          13684             10655
                    13262             13815          17093             11228
10/31/08             9875              8828           9124             11262







 BENCHMARK PERFORMANCE                                              ONE        SINCE
                                                                   YEAR      INCEPTION
--------------------------------------------------------------------------------------------
S&P 500(R) Index(3)                                              (36.10%)     (3.43%)
MSCI EAFE(R) Index(4)                                            (46.62)      (2.53)
Barclays Capital Aggregate Bond Index(5)                           0.30        3.38
Average Lipper mixed-asset target allocation moderate fund(6)    (26.48)      (1.87)


   are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Barclays Capital has recently completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    33

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $776.10         $2.01          $1,022.90         $ 2.29
--------------------------------------------------------------------------------------------------------
CLASS A SHARES                 $1,000.00        $721.70         $1.90          $1,022.90         $ 2.24
--------------------------------------------------------------------------------------------------------
CLASS B SHARES                 $1,000.00        $718.80         $5.18          $1,019.10         $ 6.09
--------------------------------------------------------------------------------------------------------
CLASS C SHARES                 $1,000.00        $718.80         $5.18          $1,019.10         $ 6.09
--------------------------------------------------------------------------------------------------------
CLASS I SHARES                 $1,000.00        $722.70         $0.82          $1,024.20         $0.97
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.45% for Investor Class, 0.44% for Class A, 1.20% for Class B and Class C and 0.19% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



34    MainStay Moderate Allocation Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Total Return                                    47.5
Growth of Capital                               38.8
Current Income                                   9.8
Capital Appreciation                             4.0
Liabilities in Excess of Cash and Other
  Assets                                        (0.1)





See Portfolio of Investments on page 39 for specific holdings within these categories.


                                                   mainstayinvestments.com    35

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY MODERATE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Moderate Allocation Fund returned -25.69% for Investor Class shares,(1) -25.78% for Class A shares, -26.41% for Class B shares and -26.33% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -25.54%. All share classes outperformed the -26.48% return of the average Lipper(2) mixed-asset target allocation moderate fund during the reporting period. All share classes also outperformed the -36.10% return of the S&P 500(R) Index,(3) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2008. See pages 32 and 33 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

In managing the Fund, we consider a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Funds. In general, we seek Underlying Equity Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the 12-month reporting period, the Fund made its first investments in 130/30 Underlying Funds, which typically allow a portfolio manager to exploit a larger set of opportunities through a certain amount of short selling of securities the portfolio manager believes to be overpriced. During the same period, however, regulatory authorities in several countries enacted temporary rules prohibiting the short selling of certain stocks. The Fund's most substantial and successful 130/30 allocation was made in the second quarter of 2008 to MainStay 130/30 High Yield Fund. Although returns were not positive, the investment was successful in that MainStay 130/30 High Yield Fund outperformed MainStay High Yield Corporate Bond Fund (another Underlying High Yield Fund) by a significant margin for the portion of the reporting period that the 130/30 investment was held in the Fund.

Similar moves involving MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund had little impact on performance, since the returns of these Underlying Funds were not materially different from those of their traditional Underlying Fund counterparts. An investment in MainStay 130/30 International Fund was modestly disappointing, since this Underlying Fund slightly underperformed its benchmark.

The Fund entered the reporting period with a pronounced bias toward growth stocks. This bias was gradually removed during the first half of 2008. The timing on that decision was positive, since the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

The Fund also maintained a bias toward large-cap stocks. Sizeable positions in MainStay Large Cap Growth Fund and MainStay Common Stock Fund were constructive in the sense that they declined less than many of the Fund's other holdings. The large-cap bias helped the Fund avoid mid- and small-cap growth Funds, which were among the worst-performing Underlying Funds in which the Fund could invest.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

All of the Underlying Equity Funds in which the Fund invested generated negative returns during the reporting period. But the dispersion of returns among the Underlying Equity Funds was surprisingly tight. Most Underlying Domestic Equity Funds in which the Fund invested generated gross returns between -36% and

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the perfor-mance shown for Investor Class shares might have been lower.
2. See footnote on page 33 for more information on Lipper Inc.
3. See footnote on page 33 for more information on the S&P 500(R) Index.

THE DISCLOSURE ON PAGE 38 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


36    MainStay Moderate Allocation Fund

-38% during the reporting period. MainStay Large Cap Growth Fund and MainStay MAP Fund were the best-performing Underlying Equity Funds by a small margin.

The Fund's Underlying International Equity Funds, on the other hand, were particularly weak. MainStay 130/30 International Fund was the laggard, followed by MainStay ICAP International Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Distress in the housing market led to large losses in bank portfolios and raised liquidity issues for many types of debt instruments. These forces, which ultimately precipitated the economy's decline, were also the root cause of dramatic widening of credit spreads.(4) With the exception of inflation-adjusted instruments, government securities were the only debt instruments that fared especially well during 12-month reporting period, although investment-grade bonds managed to generate slightly positive returns.

As default risk soared, the lowest-grade corporate borrowers underperformed. Bank loans also performed poorly when banks were forced to deleverage by selling otherwise healthy loans. These developments hurt the Fund's position in MainStay Floating Rate Fund.

HOW DID THE FUND ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

We made two noteworthy changes to the Fund's fixed-income allocation during the 12-month reporting period. First, we decided to remove a bias against high-yield bonds by investing in MainStay 130/30 High Yield Fund. Second, we shifted some assets out of MainStay Indexed Bond Fund into MainStay Institutional Bond Fund. Our motive was to take advantage of widened spreads available on commercial and residential mortgage-backed securities and to slightly shorten the duration(5) of the fixed-income portion of the Fund. By the end of the reporting period, the Fund's allocation in MainStay Institutional Bond Fund had not yet yielded positive returns.

WHICH UNDERLYING FIXED INCOME FUNDS PROVIDED THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund were the Fund's best-performing Underlying Fixed Income Funds during the reporting period. The Fund's weakest-performing Underlying Fixed Income Funds were MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund.



4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    37

MainStay Moderate Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "Underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of the Underlying Funds in which the Fund invests. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES OF UNDERLYING MONEY MARKET FUNDS THAT IT HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN
  NOTE 9.

Before making an investment in the Fund, you should consider all the risks associated with it.



38    MainStay Moderate Allocation Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                      SHARES           VALUE

AFFILIATED INVESTMENT COMPANIES 100.1%+
------------------------------------------------------------

EQUITY FUNDS 62.2%
MainStay 130/30 Core
  Fund Class I (a)                 1,671,907   $  10,064,878
MainStay 130/30 Growth
  Fund Class I (a)(b)                713,375       4,786,746
MainStay 130/30 International
  Fund Class I (a)                 1,518,451       7,911,130
MainStay Common Stock
  Fund Class I (a)                 3,950,592      36,819,516
MainStay Growth Equity
  Fund Class I (a)                 1,005,383       8,344,676
MainStay ICAP Equity
  Fund Class I                       734,994      19,822,779
MainStay ICAP International
  Fund Class I                       441,658       9,826,898
MainStay ICAP Select Equity
  Fund Class I                       775,767      19,913,943
MainStay International Equity
  Fund Class I                     1,065,453      11,773,258
MainStay Large Cap Growth
  Fund Class I (b)                 6,318,624      30,266,208
MainStay MAP
  Fund Class I                       482,877      11,352,447
MainStay S&P 500 Index
  Fund Class I                        40,447         917,744
MainStay Value
  Fund Class I (a)                   331,560       4,489,323
                                               -------------
                                                 176,289,546
                                               -------------

FIXED INCOME FUNDS 37.9%
MainStay 130/30 High Yield
  Fund Class I (a)                 1,025,791       8,267,873
MainStay Floating Rate
  Fund Class I (a)                 1,837,364      13,982,341
MainStay High Yield Corporate
  Bond
  Fund Class I                     1,204,728       5,541,750
MainStay Indexed Bond
  Fund Class I (a)                 5,517,387      56,994,603
MainStay Institutional Bond
  Fund Class I                     1,215,910      11,295,802
MainStay Intermediate Term
  Bond
  Fund Class I (a)                 1,222,927      11,434,370
                                               -------------
                                                 107,516,739
                                               -------------
Total Investments
  (Cost $366,412,152) (c)              100.1%    283,806,285
Liabilities in Excess of
  Cash and Other Assets                 (0.1)       (281,948)
                                       -----    ------------
Net Assets                             100.0%  $ 283,524,337
                                       =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying
     Fund Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At October 31, 2008, cost is
     $369,611,306 for federal income tax
     purposes and net unrealized
     depreciation is as follows:



     Gross unrealized appreciation   $     40,199
     Gross unrealized depreciation    (85,845,220)
                                     ------------
     Net unrealized depreciation     $(85,805,021)
                                     ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              39

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $366,412,152)                 $283,806,285
Receivables:
  Fund shares sold                        142,700
  Investment securities sold              118,990
  Manager                                  34,256
Other assets                               34,379
                                     ------------
     Total assets                     284,136,610
                                     ------------
LIABILITIES:
Due to custodian                          118,984
Payables:
  Fund shares redeemed                    174,078
  NYLIFE Distributors (See Note 3)        114,674
  Transfer agent (See Note 3)              98,783
  Shareholder communication                49,881
  Professional fees                        37,543
  Custodian                                 8,727
  Directors                                 1,016
Accrued expenses                            8,587
                                     ------------
     Total liabilities                    612,273
                                     ------------
Net assets                           $283,524,337
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $     32,481
Additional paid-in capital            361,108,938
                                     ------------
                                      361,141,419
Accumulated undistributed net
  investment income                     4,644,750
Accumulated net realized gain on
  investments                             344,035
Net unrealized depreciation on
  investments                         (82,605,867)
                                     ------------
Net assets                           $283,524,337
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 46,289,740
                                     ============
Shares of capital stock outstanding     5,280,066
                                     ============
Net asset value per share
  outstanding                        $       8.77
Maximum sales charge (5.50% of
  offering price)                            0.51
                                     ------------
Maximum offering price per share
  outstanding                        $       9.28
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $146,132,733
                                     ============
Shares of capital stock outstanding    16,685,173
                                     ============
Net asset value per share
  outstanding                        $       8.76
Maximum sales charge (5.50% of
  offering price)                            0.51
                                     ------------
Maximum offering price per share
  outstanding                        $       9.27
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 58,738,255
                                     ============
Shares of capital stock outstanding     6,788,007
                                     ============
Net asset value and offering price
  per share outstanding              $       8.65
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 27,005,314
                                     ============
Shares of capital stock outstanding     3,118,202
                                     ============
Net asset value and offering price
  per share outstanding              $       8.66
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  5,358,295
                                     ============
Shares of capital stock outstanding       609,156
                                     ============
Net asset value and offering price
  per share outstanding              $       8.80
                                     ============






40    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $   8,419,424
                                     -------------
EXPENSES:
  Distribution/Service--Investor
     Class (See Note 3)                     73,021
  Distribution/Service--Class A
     (See Note 3)                          469,247
  Service--Class B (See Note 3)            171,400
  Service--Class C (See Note 3)             81,132
  Distribution--Class B (See Note
     3)                                    514,199
  Distribution--Class C (See Note
     3)                                    243,395
  Transfer agent--Investor Class
     (See Note 3)                           75,828
  Transfer agent--Class A (See Note
     3)                                    225,570
  Transfer agent--Classes B and C
     (See Note 3)                          223,932
  Transfer agent --Class I (See
     Note 3)                                 5,940
  Registration                              93,522
  Shareholder communication                 83,309
  Professional fees                         66,498
  Custodian                                 14,033
  Directors                                 13,302
  Miscellaneous                             22,859
                                     -------------
     Total expenses before
       reimbursement                     2,377,187
  Expense reimbursement from
     Manager (See Note 3)                 (144,330)
                                     -------------
     Net expenses                        2,232,857
                                     -------------
Net investment income                    6,186,567
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                       (6,450,348)
  Capital gain distributions from
     affiliated investment
     companies                          10,687,766
                                     -------------
Net realized gain on investments
  from affiliated investment
  companies                              4,237,418
                                     -------------
Net change in unrealized
  appreciation on investments         (105,719,988)
                                     -------------
Net realized and unrealized loss on
  investments                         (101,482,570)
                                     -------------
Net decrease in net assets
  resulting from operations          $ (95,296,003)
                                     =============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              41

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $   6,186,567   $  4,504,675
 Net realized gain on
  investments from affiliated
  investment companies             4,237,418      5,637,075
 Net change in unrealized
  appreciation on investments   (105,719,988)    17,410,403
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (95,296,003)    27,552,153
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                       (5,041,399)    (2,301,326)
    Class B                       (1,449,024)      (646,374)
    Class C                         (691,952)      (270,805)
    Class I                         (183,220)        (1,834)
                               ----------------------------
                                  (7,365,595)    (3,220,339)
                               ----------------------------

 From net realized gain on investments:
    Class A                       (3,219,591)    (2,794,753)
    Class B                       (1,070,114)      (996,417)
    Class C                         (512,737)      (406,899)
    Class I                         (108,821)        (2,503)
                               ----------------------------
                                  (4,911,263)    (4,200,572)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (12,276,858)    (7,420,911)
                               ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         178,553,958    129,354,854
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               11,495,873      6,950,058
 Cost of shares redeemed         (88,353,378)   (27,566,983)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          101,696,453    108,737,929
                               ----------------------------
    Net increase (decrease)
     in net assets                (5,876,408)   128,869,171

NET ASSETS:
Beginning of year                289,400,745    160,531,574
                               ----------------------------
End of year                    $ 283,524,337   $289,400,745
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $   4,644,750   $  1,994,915
                               ============================






42    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              43

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR
                                                        CLASS                                 CLASS A
                                                    ------------     ---------------------------------------------------------
                                                    FEBRUARY 28,                                                    APRIL 4,
                                                       2008**                                                        2005**
                                                       THROUGH                                                       THROUGH
                                                     OCTOBER 31,              YEAR ENDED OCTOBER 31,               OCTOBER 31,
                                                    --------------------------------------------------------------------------
                                                        2008            2008           2007           2006            2005
Net asset value at beginning of period                 $ 11.12        $  12.32       $  11.34       $  10.35         $ 10.00
                                                       -------        --------       --------       --------         -------
Net investment income                                     0.14 (a)        0.24 (a)       0.27           0.20 (a)        0.09 (a)
Net realized and unrealized gain (loss) on
  investments                                            (2.49)          (3.29)          1.18           1.04            0.28 (b)
                                                       -------        --------       --------       --------         -------
Total from investment operations                         (2.35)          (3.05)          1.45           1.24            0.37
                                                       -------        --------       --------       --------         -------
Less dividends and distributions:
  From net investment income                                --           (0.31)         (0.20)         (0.25)          (0.02)
  From net realized gain on investments                     --           (0.20)         (0.27)         (0.00)++           --
                                                       -------        --------       --------       --------         -------
Total dividends and distributions                           --           (0.51)         (0.47)         (0.25)          (0.02)
                                                       -------        --------       --------       --------         -------
Net asset value at end of period                       $  8.77        $   8.76       $  12.32       $  11.34         $ 10.35
                                                       =======        ========       ========       ========         =======
Total investment return (c)(f)                          (21.13%)(d)     (25.78%)        13.18%         12.18%           3.73%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   1.94% ++        2.17%          2.27%          1.84%           1.42%++
  Net expenses (e)                                        0.45% ++        0.46%          0.46%          0.45%           0.55%++
  Expenses (before reimbursement) (e)                     0.61% ++        0.46%          0.46%          0.45%           0.97%++
Portfolio turnover rate                                     40%             40%            10%            48%              2%
Net assets at end of period (in 000's)                 $46,290        $146,133       $192,835       $107,586         $24,080




                                                                             Class C
                                                    ---------------------------------------------------------
                                                                                                    April 4,
                                                                                                     2005**
                                                                                                     through
                                                                                                     October
                                                              Year ended October 31,                   31,
                                                    ---------------------------------------------------------
                                                        2008            2007           2006           2005
Net asset value at beginning of period                 $ 12.23         $ 11.30        $ 10.32        $10.00
                                                       -------         -------        -------        ------
Net investment income                                     0.15 (a)        0.19           0.12 (a)      0.04 (a)
Net realized and unrealized gain (loss) on
  investments                                            (3.26)           1.17           1.03          0.29 (b)
                                                       -------         -------        -------        ------
Total from investment operations                         (3.11)           1.36           1.15          0.33
                                                       -------         -------        -------        ------
Less dividends and distributions:
  From net investment income                             (0.26)          (0.16)         (0.17)        (0.01)
  From net realized gain on investments                  (0.20)          (0.27)         (0.00)++         --
                                                       -------         -------        -------        ------
Total dividends and distributions                        (0.46)          (0.43)         (0.17)        (0.01)
                                                       -------         -------        -------        ------
Net asset value at end of period                       $  8.66         $ 12.23        $ 11.30        $10.32
                                                       =======         =======        =======        ======
Total investment return (c)(f)                          (26.33%)         12.37%         11.31%         3.26%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   1.39%           1.52%          1.11%         0.67%++
  Net expenses (e)                                        1.22%           1.21%          1.20%         1.30%++
  Expenses (before reimbursement) (e)                     1.32%           1.21%          1.20%         1.72%++
Portfolio turnover rate                                     40%             10%            48%            2%
Net assets at end of period (in 000's)                 $27,005         $31,191        $15,192        $2,958




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





44    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              CLASS B
     ---------------------------------------------------------
                                                     APRIL 4,
                                                      2005**
                                                      THROUGH
                                                      OCTOBER
               YEAR ENDED OCTOBER 31,                   31,
     ---------------------------------------------------------
         2008            2007           2006           2005
        $ 12.23         $ 11.30        $ 10.32        $ 10.00
        -------         -------        -------        -------
           0.15 (a)        0.18           0.13 (a)       0.04 (a)
          (3.27)           1.18           1.02           0.29 (b)
        -------         -------        -------        -------
          (3.12)           1.36           1.15           0.33
        -------         -------        -------        -------

          (0.26)          (0.16)         (0.17)         (0.01)
          (0.20)          (0.27)         (0.00)++          --
        -------         -------        -------        -------
          (0.46)          (0.43)         (0.17)         (0.01)
        -------         -------        -------        -------
        $  8.65         $ 12.23        $ 11.30        $ 10.32
        =======         =======        =======        =======
         (26.41%)         12.38%         11.31%          3.26%(d)

           1.38%           1.54%          1.21%          0.67%++
           1.22%           1.21%          1.20%          1.30%++
           1.32%           1.21%          1.20%          1.72%++
             40%             10%            48%             2%
        $58,738         $63,929        $37,649        $19,676



                              Class I
     ---------------------------------------------------------
                                                     April 4,
                                                      2005**
                                                      through
                                                      October
               Year ended October 31,                   31,
     ---------------------------------------------------------
         2008            2007           2006           2005
        $ 12.37         $11.36         $10.35         $10.00
        -------         ------         ------         ------
           0.27 (a)       0.29           0.22 (a)       0.10 (a)
          (3.31)          1.20           1.06           0.28 (b)
        -------         ------         ------         ------
          (3.04)          1.49           1.28           0.38
        -------         ------         ------         ------

          (0.33)         (0.21)         (0.27)         (0.03)
          (0.20)         (0.27)         (0.00)++          --
        -------         ------         ------         ------
          (0.53)         (0.48)         (0.27)         (0.03)
        -------         ------         ------         ------
        $  8.80         $12.37         $11.36         $10.35
        =======         ======         ======         ======
         (25.54%)        13.44%         12.63%          3.80%(d)

           2.52%          2.66%          2.04%          1.72%++
           0.19%          0.18%          0.18%          0.25%++
           0.19%          0.18%          0.18%          0.67%++
             40%            10%            48%             2%
        $ 5,358         $1,446         $  105         $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   45

MAINSTAY MODERATE GROWTH ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (36.53%)     (3.57%)
Excluding sales charges    (32.84)      (2.03)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                         BARCLAYS CAPITAL
                        MODERATE GROWTH    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                        ALLOCATION FUND       INDEX          INDEX             INDEX
                        ---------------    ----------    ------------    ----------------
4/4/05                        9450            10000          10000             10000
                              9885            10365          10731             10129
                             11288            12059          13684             10655
                             13076            13815          17093             11228
10/31/08                      8782             8828           9124             11262






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (36.61%)     (3.60%)
Excluding sales charges    (32.92)      (2.06)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                               BARCLAYS CAPITAL
              MODERATE GROWTH    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
              ALLOCATION FUND       INDEX          INDEX             INDEX
              ---------------    ----------    ------------    ----------------
4/4/05             23625            25000          25000             25000
                   24712            25913          26827             25322
                   28221            30147          34210             26636
                   32689            34536          42733             28070
10/31/08           21928            22070          22809             28156






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (36.60%)     (3.30%)
Excluding sales charges    (33.42)      (2.80)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                               BARCLAYS CAPITAL
              MODERATE GROWTH    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
              ALLOCATION FUND       INDEX          INDEX             INDEX
              ---------------    ----------    ------------    ----------------
4/4/05             10000            10000          10000             10000
                   10420            10365          10731             10129
                   11803            12059          13684             10655
                   13568            13815          17093             11228
10/31/08            8869             8828           9124             11262





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



46    MainStay Moderate Growth Allocation Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
With sales charges         (34.06%)     (2.80%)
Excluding sales charges    (33.42)      (2.80)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                         BARCLAYS CAPITAL
                        MODERATE GROWTH    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                        ALLOCATION FUND       INDEX          INDEX             INDEX
                        ---------------    ----------    ------------    ----------------
4/4/05                       10000            10000          10000             10000
                             10420            10365          10731             10129
                             11803            12059          13684             10655
                             13568            13815          17093             11228
10/31/08                      9033             8828           9124             11262






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR       (4/4/05)
------------------------------------------------
                           (32.72%)     (1.72%)




(PERFORMANCE GRAPH)

                                                                            BARCLAYS CAPITAL
                           MODERATE GROWTH    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                           ALLOCATION FUND       INDEX          INDEX             INDEX
                           ---------------    ----------    ------------    ----------------
4/4/05                          10000            10000          10000             10000
                                10470            10365          10731             10129
                                12026            12059          13684             10655
                                13970            13815          17093             11228
10/31/08                         9399             8828           9124             11262







 BENCHMARK PERFORMANCE                 ONE        SINCE
                                      YEAR      INCEPTION
---------------------------------------------------------------
S&P 500(R) Index(3)                 (36.10%)     (3.43%)
MSCI EAFE(R) Index(4)               (46.62)      (2.53)
Barclays Capital Aggregate Bond
  Index(5)                            0.30        3.38
Average Lipper mixed-asset
  target allocation growth
  fund(6)                           (30.82)      (2.41)


   and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Barclays Capital has recently completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.
THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    47

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE GROWTH ALLOCATION
FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $722.60         $1.86          $1,023.00         $2.19
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $721.70         $1.90          $1,022.90         $2.24
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $718.80         $5.18          $1,019.10         $6.09
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $718.80         $5.18          $1,019.10         $6.09
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $722.70         $0.91          $1,024.10         $1.07
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.43% for Investor Class, 0.44% for Class A, 1.20% for Class B and Class C and 0.21% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



48    MainStay Moderate Growth Allocation Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Growth of Capital                               52.1
Total Return                                    33.2
Current Income                                  10.0
Capital Appreciation                             4.8
Liabilities in Excess of Cash and Other
  Assets                                        (0.1)





See Portfolio of Investments on page 53 for specific holdings within these categories.


                                                   mainstayinvestments.com    49

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY MODERATE GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned -32.84% for Investor Class shares,(1) -32.92% for Class A shares, -33.42% for Class B shares and -33.42% for Class C shares for the 12 months ended October 31, 2008. For the same period, the Fund's Class I shares returned -32.72%. All share classes underperformed the -30.82% return of the average Lipper(2) mixed-asset target allocation growth fund and outperformed the -36.10% return of the S&P 500(R) Index(3) for the 12 months ended October 31, 2008. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 46 and 47 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

In managing the Fund, we consider a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Funds. In general, we seek Underlying Equity Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the 12-month reporting period, the Fund made its first investments in 130/30 Underlying Funds, which typically allow a portfolio manager to exploit a larger set of opportunities through a certain amount of short selling of securities the portfolio manager believes to be overpriced. During the same period, however, regulatory authorities in several countries enacted temporary rules prohibiting the short selling of certain stocks. The Fund's most successful 130/30 allocation was made in the second quarter of 2008 to MainStay 130/30 High Yield Fund. Although returns were not positive, the investment was successful in that MainStay 130/30 High Yield Fund outperformed MainStay High Yield Corporate Bond Fund (another Underlying High Yield Fund) by a significant margin for the portion of the reporting period that the 130/30 investment was held in the Fund.

Similar moves involving MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund had little impact on performance, since the returns of these Underlying Funds were not materially different from those of their traditional Underlying Fund counterparts. An investment in MainStay 130/30 International Fund was modestly disappointing, since this Underlying Fund slightly underperformed its benchmark.

The Fund entered the reporting period with a pronounced bias toward growth stocks. This bias was gradually removed during the first half of 2008, primarily by drawing down the Fund's position in MainStay Growth Equity Fund. The timing on that decision was positive, since the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

The Fund also maintained a bias toward large-cap stocks. Sizeable positions in MainStay Large Cap Growth Fund and MainStay Common Stock Fund were constructive in the sense that they declined less than many of the Fund's other holdings. The large-cap bias helped the Fund avoid mid- and small-cap growth Funds, which were among the worst-performing Underlying Funds in which the Fund could invest.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

All of the Underlying Equity Funds in which the Fund invested generated negative returns during the reporting period. But the dispersion of returns among the Underlying Equity Funds was surprisingly tight. Most Underlying Domestic Equity Funds in which the Fund

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 47 for more information on Lipper Inc.
3. See footnote on page 47 for more information on the S&P 500(R) Index.

THE DISCLOSURE ON PAGE 52 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


50    MainStay Moderate Growth Allocation Fund
invested generated gross returns between -36% and -38% during the reporting period. MainStay Large Cap Growth Fund and MainStay MAP Fund were the best-performing Underlying Equity Funds by a small margin.

The Fund's Underlying International Equity Funds, on the other hand, were particularly weak. MainStay 130/30 International Fund was the laggard, followed by MainStay ICAP International Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Distress in the housing market led to large losses in bank portfolios and raised liquidity issues for many types of debt instruments. These forces, which ultimately precipitated the economy's decline, were also the root cause of dramatic widening of credit spreads.(4) With the exception of inflation-adjusted instruments, government securities were the only debt instruments that fared well during 12-month reporting period, although investment-grade bonds managed to generate slightly positive returns.

As default risk soared, the lowest-grade corporate borrowers underperformed. Bank loans also performed poorly when banks were forced to deleverage by selling otherwise healthy loans. These developments hurt the Fund's position in MainStay Floating Rate Fund.

HOW DID THE FUND ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

We made two noteworthy changes to the Fund's fixed-income allocation during the 12-month reporting period. First, we decided to remove a bias against high-yield bonds by investing in MainStay 130/30 High Yield Fund. Second, we shifted some assets out of MainStay Indexed Bond Fund into MainStay Institutional Bond Fund. Our motive was to take advantage of widened spreads available on commercial and residential mortgage-backed securities and to slightly shorten the duration(5) of the fixed-income portion of the Fund. By the end of the reporting period, the Fund's allocation in MainStay Institutional Bond Fund had not yet yielded positive returns.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund were the Fund's best-performing Underlying Fixed Income Funds during the reporting period. The Fund's weakest-performing Underlying Fixed Income Funds were MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund.



4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    51

MainStay Moderate Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "Underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of the Underlying Funds in which the Fund invests. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES OF UNDERLYING MONEY MARKET FUNDS THAT IT HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN
  NOTE 9.

Before making an investment in the Fund, you should consider all the risks associated with it.



52    MainStay Moderate Growth Allocation Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                      SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.1%+
------------------------------------------------------------

EQUITY FUNDS 80.8%
MainStay 130/30 Core
  Fund Class I (a)                 2,071,965   $  12,473,231
MainStay 130/30 Growth
  Fund Class I (a)(b)                752,533       5,049,496
MainStay 130/30 International
  Fund Class I (a)                 2,466,452      12,850,215
MainStay All Cap Growth
  Fund Class I                       161,095       2,630,679
MainStay Common Stock
  Fund Class I (a)                 4,896,631      45,636,602
MainStay Growth Equity
  Fund Class I (a)                 1,511,495      12,545,410
MainStay ICAP Equity
  Fund Class I                       797,807      21,516,849
MainStay ICAP International
  Fund Class I                       632,814      14,080,119
MainStay ICAP Select Equity
  Fund Class I                       843,074      21,641,716
MainStay International Equity
  Fund Class I                     1,483,318      16,390,663
MainStay Large Cap Growth
  Fund Class I (a)(b)              8,296,228      39,738,932
MainStay MAP
  Fund Class I                       585,253      13,759,302
MainStay Mid Cap Growth
  Fund Class I                       122,733         978,179
MainStay S&P 500 Index
  Fund Class I                        90,801       2,060,278
MainStay Small Cap Opportunity
  Fund Class I                        70,188         725,745
MainStay Value
  Fund Class I (a)                   590,919       8,001,041
                                               -------------
                                                 230,078,457
                                               -------------

FIXED INCOME FUNDS 19.3%
MainStay 130/30 High Yield
  Fund Class I (a)                 1,052,018       8,479,266
MainStay Floating Rate
  Fund Class I (a)                 1,879,823      14,305,450
MainStay High Yield Corporate
  Bond
  Fund Class I                     1,209,957       5,565,801
MainStay Indexed Bond
  Fund Class I (a)                 1,890,261      19,526,394
MainStay Institutional Bond
  Fund Class I                       382,519       3,553,598
MainStay Intermediate Term
  Bond
  Fund Class I                       382,793       3,579,115
                                               -------------
                                                  55,009,624
                                               -------------
Total Investments
  (Cost $395,585,647) (c)              100.1%    285,088,081
Liabilities in Excess of
  Cash and Other Assets                 (0.1)       (388,371)
                                       -----    ------------
Net Assets                             100.0%  $ 284,699,710
                                       =====    ============






+    Percentages indicated are based on Fund
     net assets.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At October 31, 2008, cost is $397,744,388
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $      65,001
     Gross unrealized depreciation    (112,721,308)
                                     -------------
     Net unrealized depreciation     $(112,656,307)
                                     =============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              53

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $395,585,647)                 $ 285,088,081
Cash                                       180,059
Receivables:
  Fund shares sold                         260,294
  Manager                                   85,423
Other assets                                36,851
                                     -------------
     Total assets                      285,650,708
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased          180,058
  Fund shares redeemed                     396,562
  Transfer agent (See Note 3)              141,034
  NYLIFE Distributors (See Note 3)         121,819
  Shareholder communication                 54,775
  Professional fees                         38,698
  Custodian                                  8,172
  Directors                                  1,060
Accrued expenses                             8,820
                                     -------------
     Total liabilities                     950,998
                                     -------------
Net assets                           $ 284,699,710
                                     =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.3 billion shares
  authorized                         $      34,263
Additional paid-in capital             391,173,921
                                     -------------
                                       391,208,184
Accumulated undistributed net
  investment income                      2,367,072
Accumulated net realized gain on
  investments                            1,622,020
Net unrealized depreciation on
  investments                         (110,497,566)
                                     -------------
Net assets                           $ 284,699,710
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  61,900,766
                                     =============
Shares of capital stock outstanding      7,408,300
                                     =============
Net asset value per share
  outstanding                        $        8.36
Maximum sales charge (5.50% of
  offering price)                             0.49
                                     -------------
Maximum offering price per share
  outstanding                        $        8.85
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 127,085,813
                                     =============
Shares of capital stock outstanding     15,223,968
                                     =============
Net asset value per share
  outstanding                        $        8.35
Maximum sales charge (5.50% of
  offering price)                             0.49
                                     -------------
Maximum offering price per share
  outstanding                        $        8.84
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  76,187,508
                                     =============
Shares of capital stock outstanding      9,259,454
                                     =============
Net asset value and offering price
  per share outstanding              $        8.23
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $  18,993,415
                                     =============
Shares of capital stock outstanding      2,307,988
                                     =============
Net asset value and offering price
  per share outstanding              $        8.23
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $     532,208
                                     =============
Shares of capital stock outstanding         63,177
                                     =============
Net asset value and offering price
  per share outstanding              $        8.42
                                     =============







54    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $   6,398,764
                                     -------------
EXPENSES:
  Distribution--Class B (See Note
     3)                                    709,205
  Distribution--Class C (See Note
     3)                                    191,267
  Distribution/Service--Investor
     Class (See Note 3)                    104,656
  Distribution/Service--Class A
     (See Note 3)                          459,815
  Service--Class B (See Note 3)            236,402
  Service--Class C (See Note 3)             63,756
  Transfer agent--Investor Class
     (See Note 3)                          134,303
  Transfer agent--Class A (See Note
     3)                                    292,829
  Transfer agent--Classes B and C
     (See Note 3)                          335,490
  Transfer agent --Class I (See
     Note 3)                                 1,373
  Shareholder communication                 91,160
  Registration                              90,264
  Professional fees                         69,253
  Directors                                 14,323
  Custodian                                 12,322
  Miscellaneous                             24,315
                                     -------------
     Total expenses before
       reimbursement                     2,830,733
  Expense reimbursement from
     Manager (See Note 3)                 (323,466)
                                     -------------
     Net expenses                        2,507,267
                                     -------------
Net investment income                    3,891,497
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                       (7,948,484)
  Capital gain distributions from
     affiliated investment
     companies                          15,096,720
                                     -------------
Net realized gain on investments
  from affiliated investment
  companies                              7,148,236
                                     -------------
Net change in unrealized
  appreciation on investments         (144,787,213)
                                     -------------
Net realized and unrealized loss on
  investments                         (137,638,977)
                                     -------------
Net decrease in net assets
  resulting from operations          $(133,747,480)
                                     =============






The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              55

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $   3,891,497   $  3,037,580
 Net realized gain on
  investments from affiliated
  investment companies             7,148,236      7,974,037
 Net change in unrealized
  appreciation on investments   (144,787,213)    26,129,554
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (133,747,480)    37,141,171
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                       (6,025,698)    (1,547,892)
    Class B                       (2,097,936)      (608,490)
    Class C                         (600,917)      (180,376)
    Class I                          (28,220)          (160)
                               ----------------------------
                                  (8,752,771)    (2,336,918)
                               ----------------------------
 From net realized gain on investments:
    Class A                       (4,392,268)    (2,438,464)
    Class B                       (1,964,951)    (1,104,994)
    Class C                         (561,610)      (329,192)
    Class I                          (18,915)          (240)
                               ----------------------------
                                  (6,937,744)    (3,872,890)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (15,690,515)    (6,209,808)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         178,516,430    151,741,942
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               15,115,099      5,924,973
 Cost of shares redeemed         (88,498,373)   (35,389,868)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          105,133,156    122,277,047
                               ----------------------------
    Net increase (decrease)
     in net assets               (44,304,839)   153,208,410

NET ASSETS:
Beginning of year                329,004,549    175,796,139
                               ----------------------------
End of year                    $ 284,699,710   $329,004,549
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $   2,367,072   $  1,714,842
                               ============================







56    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              57

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR
                                                        CLASS                                 CLASS A
                                                    ------------     ---------------------------------------------------------
                                                    FEBRUARY 28,                                                    APRIL 4,
                                                       2008**                                                        2005**
                                                       THROUGH                                                       THROUGH
                                                     OCTOBER 31,              YEAR ENDED OCTOBER 31,               OCTOBER 31,
                                                    --------------------------------------------------------------------------
                                                        2008            2008           2007           2006            2005

Net asset value at beginning of period                 $ 11.37        $  13.10       $  11.68       $  10.46         $ 10.00
                                                       -------        --------       --------       --------         -------
Net investment income (loss)                              0.15 (a)        0.15 (a)       0.20           0.11 (a)        0.03 (a)
Net realized and unrealized gain (loss) on
  investments                                            (3.16)          (4.28)          1.60           1.35            0.43 (b)
                                                       -------        --------       --------       --------         -------
Total from investment operations                         (3.01)          (4.13)          1.80           1.46            0.46
                                                       -------        --------       --------       --------         -------
Less dividends and distributions:
  From net investment income                                --           (0.36)         (0.15)         (0.24)             --
  From net realized gain on investments                     --           (0.26)         (0.23)         (0.00)++           --
                                                       -------        --------       --------       --------         -------
Total dividends and distributions                           --           (0.62)         (0.38)         (0.24)             --
                                                       -------        --------       --------       --------         -------
Net asset value at end of period                       $  8.36        $   8.35       $  13.10       $  11.68         $ 10.46
                                                       =======        ========       ========       ========         =======
Total investment return (c)(f)                          (26.47%)(d)     (32.92%)        15.83%         14.20%           4.60%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                            2.16%++         1.30%          1.46%          0.98%           0.48%++
  Net expenses (e)                                        0.45%++         0.46%          0.46%          0.43%           0.56%++
  Expenses (before reimbursement) (e)                     0.67%++         0.49%          0.49%          0.43%           1.05%++
Portfolio turnover rate                                     40%             40%            13%            61%              2%
Net assets at end of period (in 000's)                 $61,901        $127,086       $207,499       $112,099         $22,617




                                                                              CLASS C
                                                    -----------------------------------------------------------
                                                                                                     APRIL 4,
                                                                                                      2005**
                                                                                                      THROUGH
                                                              YEAR ENDED OCTOBER 31,                OCTOBER 31,
                                                    -----------------------------------------------------------
                                                        2008            2007           2006            2005

Net asset value at beginning of period                 $ 12.93         $ 11.60        $ 10.42         $10.00
                                                       -------         -------        -------         ------
Net investment income (loss)                              0.06 (a)        0.13           0.03 (a)      (0.01)(a)
Net realized and unrealized gain (loss) on
  investments                                            (4.22)           1.56           1.34           0.43 (b)
                                                       -------         -------        -------         ------
Total from investment operations                         (4.16)           1.69           1.37           0.42
                                                       -------         -------        -------         ------
Less dividends and distributions:
  From net investment income                             (0.28)          (0.13)         (0.19)            --
  From net realized gain on investments                  (0.26)          (0.23)         (0.00)++          --
                                                       -------         -------        -------         ------
Total dividends and distributions                        (0.54)          (0.36)         (0.19)            --
                                                       -------         -------        -------         ------
Net asset value at end of period                       $  8.23         $ 12.93        $ 11.60         $10.42
                                                       =======         =======        =======         ======
Total investment return (c)(f)                          (33.42%)         14.95%         13.28%          4.20% (d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                            0.50%           0.73%          0.25%         (0.27%)++
  Net expenses (e)                                        1.22%           1.21%          1.18%          1.31% ++
  Expenses (before reimbursement) (e)                     1.36%           1.24%          1.18%          1.80% ++
Portfolio turnover rate                                     40%             13%            61%             2%
Net assets at end of period (in 000's)                 $18,993         $27,284        $15,639         $3,347




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





58    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                 CLASS B
        ---------------------------------------------------------
                                                       APRIL 4,
                                                        2005**
                                                        THROUGH
                 YEAR ENDED OCTOBER 31,               OCTOBER 31,
        ---------------------------------------------------------
           2008           2007           2006            2005

          $ 12.93        $ 11.60        $ 10.42         $ 10.00
          -------        -------        -------         -------
             0.05 (a)       0.12           0.04 (a)       (0.01)(a)
            (4.21)          1.57           1.33            0.43 (b)
          -------        -------        -------         -------
            (4.16)          1.69           1.37            0.42
          -------        -------        -------         -------

            (0.28)         (0.13)         (0.19)             --
            (0.26)         (0.23)         (0.00)++           --
          -------        -------        -------         -------
            (0.54)         (0.36)         (0.19)             --
          -------        -------        -------         -------
          $  8.23        $ 12.93        $ 11.60         $ 10.42
          =======        =======        =======         =======
           (33.42%)        14.95%         13.28%           4.20% (d)

             0.48%          0.73%          0.32%          (0.27%)++
             1.22%          1.21%          1.18%           1.31% ++
             1.37%          1.24%          1.18%           1.80% ++
               40%            13%            61%              2%
          $76,188        $93,540        $48,046         $17,453



                                 CLASS I
        ---------------------------------------------------------
                                                        APRIL 4,
                                                         2005**
                                                        THROUGH
                                                         OCTOBER
                  YEAR ENDED OCTOBER 31,                   31,
        ---------------------------------------------------------
            2008            2007           2006           2005

           $ 13.20         $11.74         $10.47         $10.00
           -------         ------         ------         ------
              0.17 (a)       0.22           0.15 (a)       0.04 (a)
             (4.30)          1.63           1.38           0.43 (b)
           -------         ------         ------         ------
             (4.13)          1.85           1.53           0.47
           -------         ------         ------         ------

             (0.39)         (0.16)         (0.26)            --
             (0.26)         (0.23)         (0.00)++          --
           -------         ------         ------         ------
             (0.65)         (0.39)         (0.26)            --
           -------         ------         ------         ------
           $  8.42         $13.20         $11.74         $10.47
           =======         ======         ======         ======
            (32.72%)        16.17%         14.86%          4.70%(d)

              1.51%          1.46%          1.36%          0.79%++
              0.22%          0.25%          0.17%          0.25%++
              0.26%          0.31%          0.17%          0.74%++
                40%            13%            61%             2%
           $   532         $  681         $   12         $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   59

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (collectively referred to as the "Allocation Funds"). Each is a diversified fund.

The Allocation Funds each currently offer five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on April 4, 2005. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The investment objective for each of the Allocation Funds is as follows:

The CONSERVATIVE ALLOCATION FUND seeks current income and, secondarily, long-term growth of capital.

The GROWTH ALLOCATION FUND seeks long-term growth of capital.

The MODERATE ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The MODERATE GROWTH ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The Allocation Funds are fund-of-funds' and may invest in other Funds of the Company as well as funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, and ICAP Funds, Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("Underlying Funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Allocation Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in Underlying Funds are valued at their net asset value at the close of business each day. Securities in the affiliated Underlying Funds are valued as described below.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the Funds' Manager (as defined in Note 3(A)) in consultation with the Funds' Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Funds' Manager in consultation with the Funds' Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Funds are open for business. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an


60    MainStay Allocation Funds
independent pricing source or, if so provided, does not, in the opinion of the Funds' Manager, as defined in Note 3 (A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Allocation Funds did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. Each of the Allocation Funds is treated as a separate entity for federal income tax purposes. The Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Allocation Funds' 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Allocation Funds' financial statements upon adoption. The Manager continually reviews the Allocation Funds' tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Funds intend to declare and the Funds pay dividends of net investment income and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the respective Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"),

                                                   mainstayinvestments.com    61
serves as the Funds' Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. During the reporting period, the Funds were advised by NYLIM directly, without a subadvisor (See Note 11 below).

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Allocation Funds invest.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to reimburse the expenses of the appropriate class of the Allocation Funds so that the class' total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which an Allocation Fund invests) do not exceed the following percentages of average daily net assets for each class:

                     INVESTOR
                       CLASS   CLASS A  CLASS B  CLASS C  CLASS I
MainStay
  Conservative
  Allocation Fund      0.50%     0.50%    1.25%    1.25%    0.25%
-----------------------------------------------------------------
MainStay Growth
  Allocation Fund      0.50      0.47     1.25     1.25     0.25
-----------------------------------------------------------------
MainStay Moderate
  Allocation Fund      0.45      0.45     1.20     1.20     0.25
-----------------------------------------------------------------
MainStay Moderate
  Growth Allocation
  Fund                 0.45      0.43     1.20     1.20     0.25
-----------------------------------------------------------------



These expense limitations may be modified or terminated only with the approval of the Board of Directors. Under each of the expense limitation agreements discussed above, NYLIM may recoup the amount of certain expense reimbursements from the Allocation Funds pursuant to the agreements if such action does not cause the Allocation Funds to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to reimburse the expenses of the appropriate class of the Allocation Funds so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 0.50%; Class B, 1.25%; Class C, 1.25%; Class I, 0.25%. Prior to May 1, 2007, NYLIM had different expense limitation agreements in place with respect to the Allocation Funds.

For the year ended October 31, 2008, NYLIM reimbursed fees to the Allocation Funds as follows:

                                          TOTAL
MainStay Conservative Allocation Fund  $ 52,726
-----------------------------------------------
MainStay Growth Allocation Fund         277,550
-----------------------------------------------
MainStay Moderate Allocation Fund       144,330
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                  323,466
-----------------------------------------------



As of October 31, 2008, the amounts of reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                               OCTOBER 31,

                         2009      2010       2011      TOTAL
MainStay
  Conservative
  Allocation Fund     $36,386   $   860   $ 52,726   $ 89,972
-------------------------------------------------------------
MainStay Growth
  Allocation Fund      16,114    87,980    277,550    381,644
-------------------------------------------------------------
MainStay Moderate
  Allocation Fund          --        --    144,330    144,330
-------------------------------------------------------------
MainStay Moderate
  Growth Allocation
  Fund                     --    64,415    323,466    387,881
-------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Allocation Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Funds, with respect to each class of shares, other than Class I shares, have adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from each


62    MainStay Allocation Funds
applicable Fund at an annual rate of 0.25% of the average daily net assets of the Funds' Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, each applicable Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Funds' Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Funds also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Funds. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

(C) SALES CHARGES. The Allocation Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2008, as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
FUND
Investor Class                         $ 22,437
-----------------------------------------------
Class A                                 112,760
-----------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
Investor Class                         $ 52,338
-----------------------------------------------
Class A                                 118,902
-----------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
Investor Class                         $ 58,943
-----------------------------------------------
Class A                                 173,243
-----------------------------------------------




 MAINSTAY MODERATE GROWTH ALLOCATION
FUND
Investor Class                         $ 88,664
-----------------------------------------------
Class A                                 206,651
-----------------------------------------------



The Allocation Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares, for the year ended October 31, 2008, as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
FUND
Investor Class                         $     6
----------------------------------------------
Class A                                  2,357
----------------------------------------------
Class B                                 50,736
----------------------------------------------
Class C                                 14,399
----------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
Investor Class                         $    120
-----------------------------------------------
Class A                                   2,435
-----------------------------------------------
Class B                                 130,036
-----------------------------------------------
Class C                                   5,165
-----------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
Investor Class                         $    165
-----------------------------------------------
Class A                                  14,891
-----------------------------------------------
Class B                                 121,365
-----------------------------------------------
Class C                                   9,317
-----------------------------------------------




 MAINSTAY MODERATE GROWTH ALLOCATION
FUND
Investor Class                         $    440
-----------------------------------------------
Class A                                   1,852
-----------------------------------------------
Class B                                 176,572
-----------------------------------------------
Class C                                   8,053
-----------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Allocation Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds for the year ended October 31, 2008 were as follows:

MainStay Conservative Allocation Fund  $207,222
-----------------------------------------------
MainStay Growth Allocation Fund         526,376
-----------------------------------------------
MainStay Moderate Allocation Fund       531,270
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                  763,995
-----------------------------------------------



(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.


                                                   mainstayinvestments.com    63

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Funds with the following values and percentages of net assets as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
FUND
Class I                            10,120    0.9%
------------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
Class I                             9,085    1.1
------------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
Class I                             9,874    0.2
------------------------------------------------




 MAINSTAY MODERATE GROWTH
ALLOCATION FUND
Class I                             9,398    1.8
------------------------------------------------



At October 31, 2008, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

 MAINSTAY CONSERVATIVE ALLOCATION FUND
MainStay 130/30 Core Fund Class I         4.0%
---------------------------------------------
MainStay 130/30 Growth Fund Class I       3.4
---------------------------------------------
MainStay 130/30 High Yield Fund Class I   6.0
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                 2.7
---------------------------------------------
MainStay Common Stock Fund Class I        4.1
---------------------------------------------
MainStay Floating Rate Fund Class I      10.4
---------------------------------------------
MainStay Growth Equity Fund Class I       3.8
---------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.8
---------------------------------------------
MainStay ICAP Equity Fund Class I         1.1
---------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.6
---------------------------------------------
MainStay ICAP Select Equity Class I       0.6
---------------------------------------------
MainStay Indexed Bond Fund Class I       11.6
---------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       3.5
---------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 7.0
---------------------------------------------
MainStay International Equity Fund
  Class I                                 0.7
---------------------------------------------
MainStay Large Cap Growth Fund Class I    1.4
---------------------------------------------
MainStay MAP Fund Class I                 1.0
---------------------------------------------
MainStay Value Fund Class I               2.7
---------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
MainStay 130/30 Core Fund Class I         8.6%
---------------------------------------------
MainStay 130/30 Growth Fund Class I       6.4
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                12.3
---------------------------------------------
MainStay Capital Appreciation Fund
  Class I                                99.3
---------------------------------------------
MainStay Common Stock Fund Class I        8.8
---------------------------------------------
MainStay Growth Equity Fund Class I      11.3
---------------------------------------------
MainStay ICAP Equity Fund Class I         1.6
---------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.6
---------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       0.9
---------------------------------------------
MainStay International Equity Fund
  Class I                                 2.9
---------------------------------------------
MainStay Large Cap Growth Fund Class I    3.3
---------------------------------------------
MainStay MAP Fund Class I                 3.1
---------------------------------------------
MainStay S&P 500 Index Fund Class I       0.4
---------------------------------------------
MainStay Small Cap Opportunity Fund
  Class I                                 0.4
---------------------------------------------
MainStay Value Fund Class I              14.0
---------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
MainStay 130/30 Core Fund Class I        11.9%
---------------------------------------------
MainStay 130/30 Growth Fund Class I      10.3
---------------------------------------------
MainStay 130/30 High Yield Fund Class I   7.8
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                10.4
---------------------------------------------
MainStay Common Stock Fund Class I       10.9
---------------------------------------------
MainStay Floating Rate Fund Class I      13.5
---------------------------------------------
MainStay Growth Equity Fund Class I      11.1
---------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 1.1
---------------------------------------------
MainStay ICAP Equity Fund Class I         2.7
---------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.5
---------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       1.5
---------------------------------------------
MainStay Indexed Bond Fund Class I       15.0
---------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       4.2
---------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 8.6
---------------------------------------------
MainStay International Equity Fund
  Class I                                 3.2
---------------------------------------------
MainStay Large Cap Growth Fund Class I    4.0
---------------------------------------------
MainStay MAP Fund Class I                 2.7
---------------------------------------------
MainStay S&P 500 Index Fund Class I       0.1
---------------------------------------------
MainStay Value Fund Class I              15.4
---------------------------------------------






64    MainStay Allocation Funds

 MAINSTAY MODERATE GROWTH ALLOCATION
FUND
MainStay 130/30 Core Fund Class I        14.7%
---------------------------------------------
MainStay 130/30 Growth Fund Class I      10.9
---------------------------------------------
MainStay 130/30 High Yield Fund Class I   8.0
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                16.9
---------------------------------------------
MainStay All Cap Growth Fund Class I      1.7
---------------------------------------------
MainStay Common Stock Fund Class I       13.6
---------------------------------------------
MainStay Floating Rate Fund Class I      13.8
---------------------------------------------
MainStay Growth Equity Fund Class I      16.6
---------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 1.1
---------------------------------------------
MainStay ICAP Equity Fund Class I         2.9
---------------------------------------------
MainStay ICAP International Fund Class
  I                                       3.6
---------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       1.7
---------------------------------------------
MainStay Indexed Bond Fund Class I        5.1
---------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       1.3
---------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 2.7
---------------------------------------------
MainStay International Equity Fund
  Class I                                 4.4
---------------------------------------------
MainStay Large Cap Growth Fund Class I    5.2
---------------------------------------------
MainStay MAP Fund Class I                 3.2
---------------------------------------------
MainStay Mid Cap Growth Fund Class I      2.3
---------------------------------------------
MainStay S&P 500 Index Fund Class I       0.2
---------------------------------------------
MainStay Small Cap Opportunity Fund
  Class I                                 0.6
---------------------------------------------
MainStay Value Fund Class I              27.4
---------------------------------------------



(G) OTHER. Pursuant to the Management Agreement between the Allocation Funds and NYLIM, the cost of legal services provided to the Allocation Funds by the Office of the General Counsel of NYLIM are payable directly by the Funds. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay Conservative Allocation Fund   $10,155
-----------------------------------------------
MainStay Growth Allocation Fund          12,461
-----------------------------------------------
MainStay Moderate Allocation Fund        21,481
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                   22,796
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                ACCUMULATED
                                                    CAPITAL         OTHER       UNREALIZED           TOTAL
                                     ORDINARY     AND OTHER     TEMPORARY     APPRECIATION     ACCUMULATED
                                       INCOME   GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)     GAIN (LOSS)
MainStay Conservative Allocation
  Fund                             $  230,555    $1,849,200           $--    $ (33,772,724)  $ (31,692,969)
----------------------------------------------------------------------------------------------------------
MainStay Growth Allocation Fund       164,036     1,467,650            --      (70,749,963)    (69,118,277)
----------------------------------------------------------------------------------------------------------
MainStay Moderate Allocation
  Fund                              4,644,750     3,543,189            --      (85,805,021)    (77,617,082)
----------------------------------------------------------------------------------------------------------
MainStay Moderate Growth
  Allocation Fund                   2,367,072     3,780,761            --     (112,656,307)   (106,508,474)
----------------------------------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciations is primarily due to wash sale deferrals.


                                                   mainstayinvestments.com    65

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

                                                     ACCUMULATED       ACCUMULATED
                                                   UNDISTRIBUTED      NET REALIZED    ADDITIONAL
                                                  NET INVESTMENT    GAIN (LOSS) ON       PAID-IN
                                                   INCOME (LOSS)       INVESTMENTS       CAPITAL
MainStay Conservative Allocation Fund                 $1,137,163       $(1,137,165)          $ 2
------------------------------------------------------------------------------------------------
MainStay Growth Allocation Fund                        3,937,776        (3,937,775)           (1)
------------------------------------------------------------------------------------------------
MainStay Moderate Allocation Fund                      3,828,863        (3,828,863)           --
------------------------------------------------------------------------------------------------
MainStay Moderate Growth Allocation Fund               5,513,504        (5,513,504)           --
------------------------------------------------------------------------------------------------



The reclassifications for the Allocation Funds are primarily due to reclassifications of distributions.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                                   2008                             2007
                                      ------------------------------   ------------------------------

                                      DISTRIBUTIONS    DISTRIBUTIONS   DISTRIBUTIONS    DISTRIBUTIONS
                                      FROM ORDINARY   FROM LONG-TERM   FROM ORDINARY   FROM LONG-TERM
                                             INCOME    CAPITAL GAINS          INCOME    CAPITAL GAINS
MainStay Conservative Allocation
  Fund                                   $6,147,310       $1,300,880      $1,848,526       $  850,870
-----------------------------------------------------------------------------------------------------
MainStay Growth Allocation Fund           4,226,390        4,904,939       2,211,952        1,613,841
-----------------------------------------------------------------------------------------------------
MainStay Moderate Allocation Fund         7,440,213        4,836,645       5,314,429        2,106,482
-----------------------------------------------------------------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                    8,935,400        6,755,115       3,525,023        2,684,785
-----------------------------------------------------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Allocation Funds. Custodial fees are charged to the Allocation Funds based on the market value of securities in the Allocation Funds and the number of certain cash transactions incurred by the Funds.

NOTE 6--LINE OF CREDIT:

The Allocation Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Allocation Funds on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities were as follows:

                                PURCHASES      SALES
MainStay Conservative
  Allocation Fund                $117,871   $ 52,609
----------------------------------------------------
MainStay Growth Allocation
  Fund                            128,443     70,242
----------------------------------------------------
MainStay Moderate Allocation
  Fund                            236,791    129,853
----------------------------------------------------
MainStay Moderate Growth
  Allocation Fund                 246,185    139,983
----------------------------------------------------






66    MainStay Allocation Funds

NOTE 8--CAPITAL SHARE TRANSACTIONS:

MAINSTAY CONSERVATIVE ALLOCATION FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                    1,261,244   $13,069,911
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     24,166       246,034
Shares redeemed                 (389,462)   (2,709,518)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     895,948    10,606,427
Shares converted into
  Investor Class (See Note 1)  1,178,786    12,325,525
Shares converted from
  Investor Class (See Note 1)   (118,619)   (2,398,867)
                               -----------------------
Net increase                   1,956,115   $20,533,085
                               =======================




(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    5,886,322   $ 61,838,563
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              427,885      4,547,634
Shares redeemed               (3,028,501)   (30,716,025)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,285,706     35,670,172
Shares converted into Class
  A
  (See Note 1)                   477,805      4,974,200
Shares converted from Class
  A
  (See Note 1)                (1,095,484)   (11,456,437)
                              -------------------------
Net increase                   2,668,027   $ 29,187,935
                              =========================

Year ended October 31, 2007:
Shares sold                    3,966,863   $ 43,633,844
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              158,164      1,713,252
Shares redeemed               (1,072,338)   (11,813,962)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,052,689     33,533,134
Shares converted from Class
  B (See Note 1)                 135,351      1,491,783
                              -------------------------
Net increase                   3,188,040   $ 35,024,917
                              =========================




 CLASS B                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                    1,651,428   $17,128,856
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     99,336     1,056,260
Shares redeemed                 (594,511)   (6,022,006)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                   1,156,253    12,163,110
Shares converted from Class B
  (See Note 1)                  (327,473)   (3,444,421)
                               -----------------------
Net increase                     828,780   $ 8,718,689
                               =======================

Year ended October 31, 2007:
Shares sold                      852,162   $ 9,348,709
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     43,393       468,570
Shares redeemed                 (174,228)   (1,912,064)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     721,327     7,905,215
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (135,707)   (1,491,783)
                               -----------------------
Net increase                     585,620   $ 6,413,432
                               =======================




 CLASS C                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                    1,311,788   $13,839,613
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     76,984       818,944
Shares redeemed                 (773,658)   (7,928,709)
                               -----------------------
Net increase                     615,114   $ 6,729,848
                               =======================

Year ended October 31, 2007:
Shares sold                      971,554   $10,670,934
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     24,310       262,677
Shares redeemed                 (201,204)   (2,211,640)
                               -----------------------
Net increase                     794,660   $ 8,721,971
                               =======================





                                                   mainstayinvestments.com    67

 CLASS I                        SHARES           AMOUNT
Year ended October 31, 2008:
Shares sold                     44,463     $    489,858
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    7,134           76,287
Shares redeemed                (17,053)        (179,472)
                               ------------------------
Net increase                    34,544        $ 386,673
                               ========================

Year ended October 31, 2007:
Shares sold                     38,315        $ 424,117
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    2,549           27,752
Shares redeemed                   (699)          (7,695)
                               ------------------------
Net increase                    40,165        $ 444,174
                               ========================



MAINSTAY GROWTH ALLOCATION FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                    2,502,113   $28,648,221
Shares redeemed                 (440,855)   (4,615,765)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                   2,061,258    24,032,456
Shares converted into
  Investor Class (See Note 1)  3,043,969    34,285,674
Shares converted from
  Investor Class (See Note 1)   (298,126)   (3,185,344)
                               -----------------------
Net increase                   4,807,101   $55,132,786
                               =======================




(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    3,906,719   $ 45,169,605
Shares issued to shareholder
  in reinvestment of
  dividends
  and distributions              455,643      5,608,963
Shares redeemed               (3,295,590)   (37,437,366)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   1,066,772     13,341,202
Shares converted into Class
  A (See Note 1)                 579,585      6,441,406
Shares converted from Class
  A (See Note 1)              (2,879,021)   (32,443,898)
                              -------------------------
Net decrease                  (1,232,664)  $(12,661,290)
                              =========================

Year ended October 31, 2007:
Shares sold                    4,449,677   $ 56,150,621
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              182,917      2,211,456
Shares redeemed                 (999,026)   (12,823,272)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,633,568     45,538,805
Shares converted from Class
  B
  (See Note 1)                   280,644      3,573,779
                              -------------------------
Net increase                   3,914,212   $ 49,112,584
                              =========================




 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    2,117,147   $ 23,930,534
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    217,647      2,650,932
Shares redeemed                 (948,030)   (10,239,860)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                   1,386,764     16,341,606
Shares converted from Class B
  (See Note 1)                  (452,740)    (5,097,838)
                               ------------------------
Net increase                     934,024   $ 11,243,768
                               ========================

Year ended October 31, 2007:
Shares sold                    2,659,491   $ 33,050,861
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     94,701      1,135,383
Shares redeemed                 (374,329)    (4,712,777)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                   2,379,863     29,473,467
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (284,045)    (3,573,779)
                               ------------------------
Net increase                   2,095,818   $ 25,899,688
                               ========================




 CLASS C                         SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                     395,011   $   4,508,363
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    41,986         512,229
Shares redeemed                (351,950)     (3,792,923)
                               ------------------------
Net increase                     85,047     $ 1,227,669
                               ========================

Year ended October 31, 2007:
Shares sold                     476,584     $ 5,982,040
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    22,520         270,228
Shares redeemed                (214,350)     (2,692,580)
                               ------------------------
Net increase                    284,754     $ 3,559,688
                               ========================






68    MainStay Allocation Funds

 CLASS I                        SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                     94,221   $  1,121,643
Shares issued to shareholders
  in reinvestment of dividends
  and distributions              1,918         23,820
Shares redeemed                    (12)          (141)
                                ---------------------
Net increase                    96,127     $1,145,322
                                =====================

Year ended October 31, 2007:
Shares sold                     12,322     $  158,118
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 52            656
Shares redeemed                 (5,863)       (74,885)
                                ---------------------
Net increase                     6,511     $   83,889
                                =====================



MAINSTAY MODERATE ALLOCATION FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                    2,990,578   $32,842,441
Shares redeemed                 (570,371)   (5,849,083)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                   2,420,207    26,993,358
Shares converted into
  Investor Class (See Note 1)  3,318,292    36,155,899
Shares converted from
  Investor Class (See Note 1)   (458,433)   (4,855,896)
                               -----------------------
Net increase                   5,280,066   $58,293,361
                               =======================



(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    8,212,784   $ 90,998,403
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              678,211      7,751,966
Shares redeemed               (5,554,949)   (60,138,712)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,336,046     38,611,657
Shares converted into Class
  A (See Note 1)                 838,133      9,048,591
Shares converted from Class
  A (See Note 1)              (3,142,209)   (34,215,557)
                              -------------------------
Net increase                   1,031,970   $ 13,444,691
                              =========================

Year ended October 31, 2007:
Shares sold                    6,900,990   $ 80,297,539
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              420,630      4,776,242
Shares redeemed               (1,498,656)   (17,485,115)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   5,822,964     67,588,666
Shares converted from Class
  B (See Note 1)                 341,286      3,974,063
                              -------------------------
Net increase                   6,164,250   $ 71,562,729
                              =========================





 CLASS B                          SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                    3,120,135    $ 33,918,496
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              214,722       2,441,377
Shares redeemed               (1,212,976)    (12,723,396)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                   2,121,881      23,636,477
Shares converted from Class
  B (See Note 1)                (563,140)     (6,133,037)
                              --------------------------
Net increase                   1,558,741    $ 17,503,440
                              ==========================

Year ended October 31, 2007:
Shares sold                    2,634,833   $  30,465,458
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              139,841       1,579,169
Shares redeemed                 (534,316)     (6,171,707)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                   2,240,358      25,872,920
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (342,997)     (3,974,063)
                              --------------------------
Net increase                   1,897,361    $ 21,898,857
                              ==========================




 CLASS C                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                    1,296,375   $14,187,394
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     96,579     1,099,068
Shares redeemed                 (824,570)   (8,691,877)
                               -----------------------
Net increase                     568,384   $ 6,594,585
                               =======================

Year ended October 31, 2007:
Shares sold                    1,486,635   $17,255,716
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     52,193       590,309
Shares redeemed                 (333,112)   (3,858,952)
                               -----------------------
Net increase                   1,205,716   $13,987,073
                               =======================





                                                   mainstayinvestments.com    69

 CLASS I                         SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                     560,709     $6,607,224
Shares issued to shareholders
  in reinvestment of dividends
  and distributions              17,754        203,462
Shares redeemed                 (86,152)      (950,310)
                                ----------------------
Net increase                    492,311     $5,860,376
                                ======================

Year ended October 31, 2007:
Shares sold                     111,589     $1,336,141
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 382          4,338
Shares redeemed                  (4,358)       (51,209)
                                ----------------------
Net increase                    107,613   $  1,289,270
                                ======================



MAINSTAY MODERATE GROWTH ALLOCATION FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                    3,895,396   $43,887,089
Shares redeemed                 (735,786)   (7,638,339)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                   3,159,610    36,248,750
Shares converted into
  Investor Class (See Note 1)  4,782,291    52,768,821
Shares converted from
  Investor Class (See Note 1)   (533,601)   (5,691,428)
                               -----------------------
Net increase                   7,408,300   $83,326,143
                               =======================




(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    7,424,525   $ 84,129,415
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              846,486     10,039,308
Shares redeemed               (5,317,548)   (58,734,102)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   2,953,463     35,434,621
Shares converted into Class
  A (See Note 1)                 957,227     10,505,340
Shares converted from Class
  A (See Note 1)              (4,529,218)   (49,992,216)
                              -------------------------
Net decrease                    (618,528)  $ (4,052,255)
                              =========================

Year ended October 31, 2007:
Shares sold                    7,490,218   $ 91,003,918
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              324,749      3,802,824
Shares redeemed               (1,992,969)   (24,526,468)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   5,821,998     70,280,274
Shares converted from Class
  B (See Note 1)                 419,478      5,133,384
                              -------------------------
Net increase                   6,241,476   $ 75,413,658
                              =========================




 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    3,702,216   $ 40,888,131
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              340,212      4,004,287
Shares redeemed               (1,330,994)   (14,095,206)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   2,711,434     30,797,212
Shares converted from Class
  B (See Note 1)                (683,877)    (7,590,517)
                              -------------------------
Net increase                   2,027,557   $ 23,206,695
                              =========================

Year ended October 31, 2007:
Shares sold                    3,988,978   $ 48,009,132
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              144,617      1,681,839
Shares redeemed                 (620,546)    (7,520,120)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,513,049     42,170,851
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (423,484)    (5,133,384)
                              -------------------------
Net increase                   3,089,565   $ 37,037,467
                              =========================






70    MainStay Allocation Funds

 CLASS C                         SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                     841,037   $ 9,283,683
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    87,032     1,024,370
Shares redeemed                (729,476)   (7,834,227)
                               ----------------------
Net increase                    198,593   $ 2,473,826
                               ======================

Year ended October 31, 2007:
Shares sold                     995,365   $12,020,600
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    37,824       439,910
Shares redeemed                (272,094)   (3,268,911)
                               ----------------------
Net increase                    761,095   $ 9,191,599
                               ======================




 CLASS I                         SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                      26,574      $ 328,112
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               3,948         47,134
Shares redeemed                 (18,943)      (196,499)
                                ----------------------
Net increase                     11,579      $ 178,747
                                ======================

Year ended October 31, 2007:
Shares sold                      56,610      $ 708,292
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                  34            400
Shares redeemed                  (6,070)       (74,369)
                                ----------------------
Net increase                     50,574   $    634,323
                                ======================



NOTE 9--MONEY MARKET GUARANTEE PROGRAM:

The following discussion pertains to an investment in an Underlying Fund that is a money market fund.

At a meeting held on October 3, 2008, the Funds' Board of Directors approved the Funds' participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1 per share. Initially, the Program ran through December 18, 2008. On November 24, 2008, the Treasury Department announced that it would extend the Program through at least April 30, 2009. At a meeting held on December 3, 2008, the Funds' Board of Directors approved the Funds' continued participation in this extension of the Program.

The Program applies only to shareholders of record of the Funds on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Funds after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Fund or a broker-dealer, any future investment in the Funds will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Fund and any other participating money market funds exceed the amount of funds available under the Program.

If, during the time the Program is in effect, a shareholder transfers his or her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.

Participation in the initial three months of the Program required a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Fund as of September 19, 2008. Under the extension offered by the U.S. Treasury on November 24, 2008, the guarantee remains in effect through April 30, 2009 for an additional payment of 0.015% based upon the net asset value of the Fund as of September 19, 2008. This expense is borne by the Funds without regard to any expense limitation currently in effect for the Funds.

More information about the Program is available at http://www.ustreas.gov.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157 will impact the amounts reported in

                                                   mainstayinvestments.com    71
the Funds' financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statements and related disclosures.

NOTE 11--SUBSEQUENT EVENT:

As of January 1, 2009, the portfolio managers who manage the day-to-day investment operations of the Funds will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI is not expected to impact the portfolio management team or investment strategy of the Funds. The Funds' Board of Directors (the "Board") approved the appointment of MSI as a subadvisor to the Funds at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by the Funds as a result of this transition.



72    MainStay Allocation Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Conservative Allocation Fund, the MainStay Growth Allocation Fund, The MainStay Moderate Allocation Fund, and the MainStay Moderate Growth Allocation Fund ("the Funds"), four of the funds constituting Eclipse Funds Inc., as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Conservative Allocation Fund, the MainStay Growth Allocation Fund, the MainStay Moderate Allocation Fund, and the MainStay Moderate Growth Allocation Fund of Eclipse Funds Inc. as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    73

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of the Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund and Moderate Growth Allocation Fund (collectively, the "Asset Allocation Funds"), which was comprised solely of Independent Directors, unanimously approved the Management Agreement (the "Agreement") for the Asset Allocation Funds for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Asset Allocation Funds prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Asset Allocation Funds. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Asset Allocation Funds prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Asset Allocation Funds' investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Asset Allocation Funds to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Asset Allocation Funds, but did not result in a material amendment to the Asset Allocation Funds' prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Asset Allocation Funds by NYLIM as adviser to the Asset Allocation Funds; (ii) the investment performance of the Asset Allocation Funds; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Asset Allocation Funds; (iv) the extent to which economies of scale may be realized as the Asset Allocation Funds grow, and the extent to which economies of scale may benefit the Asset Allocation Funds' investors; and (v) the reasonableness of the Asset Allocation Funds' management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Asset Allocation Funds, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Asset Allocation Funds' shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Asset Allocation Funds. The Board evaluated NYLIM's experience in serving as manager of the Asset Allocation Funds, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Asset Allocation Funds' legal and compliance environment, and for implementing Board directives as they relate to the Asset Allocation Funds. The Board considered the scope and quality of NYLIM's services provided to the Asset Allocation Funds' shareholders (including services provided through its


74    MainStay Allocation Funds
affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Asset Allocation Funds, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Asset Allocation Funds, including recent enhancements to investment teams at NYLIM's Equity Investors Group. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Asset Allocation Fund's officers. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Asset Allocation Funds. In this regard, the Board considered the experience of the Asset Allocation Funds' portfolio managers, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Asset Allocation Funds' prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Asset Allocation Funds are likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Asset Allocation Funds' investment performance, the Board considered investment performance results in light of the Asset Allocation Funds' investment objectives, strategies and risks, as disclosed in the Asset Allocation Funds' prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Asset Allocation Funds throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Asset Allocation Funds' gross and net returns, the Asset Allocation Funds' investment performance relative to relevant investment categories and Fund benchmarks, the Asset Allocation Funds' risk-adjusted investment performance, and the Asset Allocation Funds' investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Asset Allocation Funds as compared to similar mutual funds managed by other investment advisers.

In considering the Asset Allocation Funds' investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning the Asset Allocation Funds' investment performance, as well as discussions between the Asset Allocation Funds' portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In evaluating the investment performance of the Asset Allocation Funds, the Board also took into consideration whether the Asset Allocation Funds had been in operation for a sufficient time period to establish a meaningful performance track record. In considering the Asset Allocation Funds' investment performance, the Board focused principally on the Asset Allocation Funds' long-term performance track records, as opposed to the Asset Allocation Funds' short-term investment performance.

With respect to the Asset Allocation Funds, which invest substantially all of their assets in other funds advised by NYLIM, the Board considered the rationale for selecting the underlying funds in which the Asset Allocation Funds invest, including, in particular, the investment performance record of those underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Asset Allocation Funds' investment performance over time has been satisfactory. The Asset Allocation Funds disclose more information about performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Asset Allocation Funds' prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Asset Allocation Funds over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Asset Allocation Funds, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Asset Allocation Funds, and that NYLIM's


                                                   mainstayinvestments.com    75
ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Asset Allocation Funds and their shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Asset Allocation Funds. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Asset Allocation Funds, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Asset Allocation Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Asset Allocation Funds was reasonable in all material respects.

In considering the costs and profitability of the Asset Allocation Funds, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Asset Allocation Funds. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Asset Allocation Funds with respect to trades on the Asset Allocation Funds' portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Asset Allocation Funds, NYLIM affiliates also earn revenues from serving the Asset Allocation Funds in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Asset Allocation Funds to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Asset Allocation Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Asset Allocation Funds is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUNDS GROW

The Board also considered whether the Asset Allocation Funds' expense structure permitted economies of scale to be shared with the Asset Allocation Funds' investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Asset Allocation Funds' management fees compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Asset Allocation Funds benefit from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Asset Allocation Funds' assets grow over time. The Board also observed that NYLIM subsidizes many of the Asset Allocation Funds' overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Asset Allocation Funds' expense structure appropriately reflects economies of scale for the benefit of the Asset Allocation Funds' investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Asset Allocation Funds expense structure as the Asset Allocation Funds continue to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Asset Allocation Funds' total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Asset Allocation Funds. In this regard, the Board took into account the relative scope of services provided to the Asset Allocation Funds as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Asset Allocation Funds' management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Asset Allocation Funds' peer groups.

In assessing the reasonableness of the Asset Allocation Funds' management fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with


76    MainStay Allocation Funds

NYLIM in recent years and observed NYLIM's willingness to subsidize the total ordinary operating expenses of the Asset Allocation Funds and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

The Board noted that the Asset Allocation Funds do not pay a management fee to NYLIM, but that shareholders of the Asset Allocation Funds indirectly pay the management fees of the underlying funds in which the Asset Allocation Funds invest. The Board considered NYLIM's process for monitoring and disclosing potential conflicts in its selection of underlying funds for the Asset Allocation Funds.

Based on these considerations, the Board concluded that the Asset Allocation Funds' management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supported the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.



                                                   mainstayinvestments.com    77

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds are required by the Internal Revenue Code to advise shareholders within 60 days of the Funds' fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Funds during such fiscal year. Accordingly, the following Funds paid long-term capital gain distributions of:


MainStay Conservative Allocation
  Fund                                $1,300,880
------------------------------------------------
MainStay Growth Allocation Fund        4,904,939
------------------------------------------------
MainStay Moderate Allocation Fund      4,836,645
------------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                 6,755,115
------------------------------------------------



For the fiscal year ended October 31, 2008, the Funds designates approximately the following amounts pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.


MainStay Conservative Allocation
  Fund                                $1,318,650
------------------------------------------------
MainStay Growth Allocation Fund        4,041,955
------------------------------------------------
MainStay Moderate Allocation Fund      4,303,138
------------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                 5,772,885
------------------------------------------------



A portion of the dividends paid by the following Funds during the fiscal year ended October 31, 2008 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the qualified interest income and for the corporate dividend-received deduction.

                                   QII%     DRD%
MainStay Conservative Allocation
  Fund                             56.7%     17.9%
-------------------------------------------------
MainStay Growth Allocation Fund     0.5%     63.1%
-------------------------------------------------
MainStay Moderate Allocation Fund  62.8%     26.0%
-------------------------------------------------
MainStay Moderate Growth
  Allocation Fund                  25.8%     37.4%
-------------------------------------------------



In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end October 31, 2008.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-
6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




78    MainStay Allocation Funds

DIRECTORS AND OFFICERS

The Directors oversee the Funds and the Manager. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Funds includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   COMPANY                                      COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 --------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Director        Managers and President and                   since September 2008 (3
9/24/60    since           Chief Executive Officer                      funds); Trustee, The
           September       (since April 2008) of New                    MainStay Funds since
           2008            York Life Investment                         September 2008, (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    79

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                     Trustee since 2000,
8/12/51    since 2005      (since 1990)                                Eclipse Funds (3 funds);
           and Director                                                Chairman and Trustee, The
           since 1990                                                  MainStay Funds since 2007
                                                                       (21 funds);  Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Director and    Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Trustee, The MainStay
           Committee       LLP (1989 to 2002);                         Funds since 2006 (21
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2007            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Director        President and Chief                         since 2002 (3 funds);
12/5/41    since 2002      Executive Officer, Babson-                  Trustee, The MainStay
                           United, Inc. (financial                     Funds since 2007 (21
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H.         Director        Capital Management;                         since 2007 (3 funds);
NOLAN,     since 2007      President--Shields/Alli-                    Trustee, The MainStay
JR.                        ance, Alliance Capital                      Funds since 2007 (21
11/16/46                   Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Director        Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   since 2007      (1990 to 1999 and since                     Trustee, The MainStay
2/13/52                    2004), Somerset & Company                   Funds since 1994 (21
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director, Partner
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






80    MainStay Allocation Funds

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Director and    Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Trustee, The MainStay
           Committee       University of Chicago;                      Funds since 2007 (21
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           Expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Director        of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   since 2007      (1971 to 1995)                              Trustee, The MainStay
                                                                       Funds since 2007 (21
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, The MainStay Funds,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, The MainStay Funds, MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           The MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    81

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, The MainStay Funds,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, The MainStay Funds and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, The MainStay Funds and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






82    MainStay Allocation Funds

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 ---------------------------------------------------------------------------------------------
       Not FDIC insured.              No bank guarantee.                May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com
                                                              Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO14616         (RECYCLE LOGO)            MS308-08           MSAA11-12/08
                                                                          A2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GROWTH EQUITY FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT


Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GROWTH EQUITY FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            23
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       24
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             27
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        27
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       27
---------------------------------------------

DIRECTORS AND OFFICERS                     28

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (11/4/05)
----------------------------------------------
With sales charges         (40.59%)    (7.62%)
Excluding sales charges    (37.13)     (5.85)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (11/4/05)
----------------------------------------------
With sales charges         (40.52%)    (7.58%)
Excluding sales charges    (37.06)     (5.81)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (11/4/05)
----------------------------------------------
With sales charges         (40.66%)    (7.48%)
Excluding sales charges    (37.55)     (6.54)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (11/4/05)
----------------------------------------------
With sales charges         (38.25%)    (6.58%)
Excluding sales charges    (37.63)     (6.58)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                              SINCE
AVERAGE ANNUAL      ONE     INCEPTION
TOTAL RETURNS      YEAR     (11/4/05)
-------------------------------------
                  (36.80%)    (5.52%)




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                       ONE       SINCE
                                            YEAR     INCEPTION
--------------------------------------------------------------
Russell 1000(R) Growth Index(3)            (36.95%)    (6.38%)
Average Lipper large-cap growth fund(4)    (38.55)     (8.14)



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (November 4, 2005) through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000(R) Index, which represents approximately 98% of the investable U.S. equity market. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Growth Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH EQUITY FUND --------THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM MAY 1, 2008, TO OCTOBER 31, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $686.40         $5.64          $1,018.50         $ 6.75
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $686.60         $4.75          $1,019.50         $ 5.69
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $686.20         $8.90          $1,014.60         $10.63
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $685.40         $8.90          $1,014.60         $10.63
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $688.50         $3.73          $1,020.70         $ 4.47
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.33% for Investor Class, 1.12% for Class A, 2.10% for Class B and Class C and 0.88% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.





                                                    mainstayinvestments.com    7

 INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Computers & Peripherals                 7.7%
Software                                6.6
Communications Equipment                5.9
Food & Staples Retailing                5.9
Oil, Gas & Consumable Fuels             5.7
Aerospace & Defense                     4.8
IT Services                             4.6
Biotechnology                           4.2
Health Care Equipment & Supplies        4.2
Pharmaceuticals                         4.2
Household Products                      3.0
Capital Markets                         2.9
Internet Software & Services            2.6
Health Care Providers & Services        2.5
Chemicals                               2.4
Semiconductors & Semiconductor
  Equipment                             2.4
Specialty Retail                        2.3
Tobacco                                 2.1
Multiline Retail                        1.9
Energy Equipment & Services             1.7
Industrial Conglomerates                1.4
Construction & Engineering              1.3
Professional Services                   1.3
Road & Rail                             1.3
Air Freight & Logistics                 1.2
Diversified Financial Services          1.2
Life Sciences Tools & Services          1.1
Diversified Consumer Services           1.0
Machinery                               1.0
Media                                   1.0
Trading Companies & Distributors        1.0
Consumer Finance                        0.9
Hotels, Restaurants & Leisure           0.9
Beverages                               0.7
Electric Utilities                      0.7
Insurance                               0.7
Internet & Catalog Retail               0.6
Electronic Equipment & Instruments      0.5
Household Durables                      0.5
Commercial Services & Supplies          0.4
Personal Products                       0.4
Real Estate Investment Trusts           0.4
Exchange Traded Funds                   1.8
Short-Term Investment                   1.7
Liabilities in Excess of Cash and
  Other Assets                         (0.6)
                                      -----
                                      100.0%
                                      =====





See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Microsoft Corp.
    2.  Wal-Mart Stores, Inc.
    3.  Hewlett-Packard Co.
    4.  Cisco Systems, Inc.
    5.  International Business Machines Corp.
    6.  QUALCOMM, Inc.
    7.  Procter & Gamble Co. (The)
    8.  Johnson & Johnson
    9.  ExxonMobil Corp.
   10.  Philip Morris International, Inc.







8    MainStay Growth Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARISH KUMAR, CFA, AND MICHAEL REIFEL, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY GROWTH EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Growth Equity Fund returned -37.13% for Investor Class shares,(1) -37.06% for Class A shares, -37.55% for Class B shares and -37.63% for Class C shares for the 12 months ended October 31, 2008. For the same period, the Fund's Class I shares returned -36.80%. All share classes outperformed the -38.55% return of the average Lipper(2) large-cap growth fund. Investor Class, Class A, Class B and Class C shares underperformed and Class I shares outperformed the -36.95% return of the Russell 1000(R) Growth Index(3) for the 12 months ended October 31, 2008. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's outperformance in relation to the Russell 1000(R) Growth Index resulted primarily from stock selection in the materials and financials sectors.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS DETRACTED?

Even in a broadly declining market, some industries performed better than others. On an absolute basis, the strongest-contributing industries to the Fund's performance were road & rail, air freight & logistics and multi-line retail. Industries that were weak con-tributors on an absolute basis included communications equipment, computers & peripherals and energy equipment & services.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG PERFORMERS AND WHICH STOCKS DETRACTED?

The strongest contributors to the Fund's performance on an absolute basis were Dollar Tree, CSX and Southwestern Energy. All three companies performed well in a difficult economic environment and provided positive returns for the portion of the reporting period they were held in the Fund. On the basis of absolute performance, major detractors included Schlumberger, Cisco Systems and Microsoft.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund selects securities based on its quantitative investment process. Among the stocks that fit the Fund's purchase criteria during the reporting period were Panera Bread and St. Jude Medical. Significant sales included Nvidia and Dell, both of which were negatively affected by a slowdown in technology spending.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, the Fund's weightings relative to the Russell 1000(R) Growth Index increased in IT services and food & staples retailing. Over the same period, the Fund's weightings decreased in the computers & peripherals and industrial conglomerates industries.



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

1. Performance for Investor Class shares prior to February 28, 2008, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See page 6 for more information about Lipper Inc.
3. See page 6 for more information on the Russell 1000(R) Growth Index.

                                                    mainstayinvestments.com    9

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund's industry-group positioning is a result of our bottom-up stock-selection process rather than a top-down macroeconomic viewpoint. As of October 31, 2008, the Fund was slightly overweight in the diversified financials and software & services industry groups relative to the Russell 1000(R) Growth Index. These positions helped the Fund's performance. On the same date, the Fund was underweight in the food beverage & tobacco and energy industry groups.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Growth Equity Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008



                                        SHARES           VALUE
COMMON STOCKS 97.1%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 4.8%
Northrop Grumman Corp.                  15,139   $     709,868
Precision Castparts Corp.                6,042         391,582
Raytheon Co.                            14,773         755,048
Rockwell Collins, Inc.                   9,866         367,311
United Technologies Corp.               26,058       1,432,148
                                                 -------------
                                                     3,655,957
                                                 -------------

AIR FREIGHT & LOGISTICS 1.2%
C.H. Robinson Worldwide, Inc.           17,917         927,742
                                                 -------------

BEVERAGES 0.7%
PepsiCo, Inc.                            9,208         524,948
                                                 -------------

BIOTECHNOLOGY 4.2%
Celgene Corp. (a)                       11,773         756,533
Genzyme Corp. (a)                       13,688         997,581
Gilead Sciences, Inc. (a)               31,003       1,421,488
                                                 -------------
                                                     3,175,602
                                                 -------------

CAPITAL MARKETS 2.9%
BlackRock, Inc.                          4,151         545,192
Charles Schwab Corp. (The)              70,334       1,344,786
Lazard, Ltd. Class A                     9,899         298,653
                                                 -------------
                                                     2,188,631
                                                 -------------

CHEMICALS 2.4%
Ecolab, Inc.                            10,755         400,732
Monsanto Co.                            15,936       1,417,985
                                                 -------------
                                                     1,818,717
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
Waste Connections, Inc. (a)              8,990         304,311
                                                 -------------

COMMUNICATIONS EQUIPMENT 5.9%
V  Cisco Systems, Inc. (a)             110,750       1,968,027
F5 Networks, Inc. (a)                   28,808         715,015
V  QUALCOMM, Inc.                       46,530       1,780,238
                                                 -------------
                                                     4,463,280
                                                 -------------

COMPUTERS & PERIPHERALS 7.7%
Apple, Inc. (a)                          9,231         993,163
EMC Corp. (a)                           68,402         805,775
V  Hewlett-Packard Co.                  54,295       2,078,413
V  International Business
  Machines Corp.                        20,608       1,915,926
                                                 -------------
                                                     5,793,277
                                                 -------------

CONSTRUCTION & ENGINEERING 1.3%
Fluor Corp.                             11,013         439,749
Quanta Services, Inc. (a)               27,884         550,988
                                                 -------------
                                                       990,737
                                                 -------------

CONSUMER FINANCE 0.9%
American Express Co.                    24,018         660,495
                                                 -------------

DIVERSIFIED CONSUMER SERVICES 1.0%
Apollo Group, Inc. Class A (a)          10,900         757,659
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES 1.2%
IntercontinentalExchange, Inc.
  (a)                                    5,703         487,949
JPMorgan Chase & Co.                     9,340         385,275
                                                 -------------
                                                       873,224
                                                 -------------

ELECTRIC UTILITIES 0.7%
FirstEnergy Corp.                        9,398         490,200
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Dolby Laboratories, Inc. Class
  A (a)                                 11,877         374,957
                                                 -------------

ENERGY EQUIPMENT & SERVICES 1.7%
Baker Hughes, Inc.                      24,245         847,363
Weatherford International,
  Ltd. (a)                              27,371         462,022
                                                 -------------
                                                     1,309,385
                                                 -------------

FOOD & STAPLES RETAILING 5.9%
Costco Wholesale Corp.                  18,211       1,038,209
CVS Caremark Corp.                      35,058       1,074,528
V  Wal-Mart Stores, Inc.                42,571       2,375,887
                                                 -------------
                                                     4,488,624
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES 4.2%
Baxter International, Inc.              19,574       1,184,031
Becton, Dickinson & Co.                  7,496         520,223
DENTSPLY International, Inc.            11,027         335,000
St. Jude Medical, Inc. (a)              29,802       1,133,370
                                                 -------------
                                                     3,172,624
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 2.5%
Aetna, Inc.                             11,862         295,008
CIGNA Corp.                             18,532         302,071
Medco Health Solutions, Inc.
  (a)                                   33,224       1,260,851
                                                 -------------
                                                     1,857,930
                                                 -------------

HOTELS, RESTAURANTS & LEISURE 0.9%
Panera Bread Co. Class A (a)            14,258         643,321
                                                 -------------

HOUSEHOLD DURABLES 0.5%
Pulte Homes, Inc.                       34,573         385,143
                                                 -------------



 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS 3.0%
Church & Dwight Co., Inc.                9,865   $     582,923
V  Procter & Gamble Co. (The)           26,067       1,682,364
                                                 -------------
                                                     2,265,287
                                                 -------------

INDUSTRIAL CONGLOMERATES 1.4%
3M Co.                                  17,002       1,093,229
                                                 -------------


INSURANCE 0.7%
W.R. Berkley Corp.                      21,382         561,705
                                                 -------------

INTERNET & CATALOG RETAIL 0.6%
Priceline.com, Inc. (a)                  8,220         432,619
                                                 -------------

INTERNET SOFTWARE & SERVICES 2.6%
Equinix, Inc. (a)                        7,771         485,066
Google, Inc. Class A (a)                 4,194       1,507,156
                                                 -------------
                                                     1,992,222
                                                 -------------

IT SERVICES 4.6%
Accenture, Ltd. Class A                 29,490         974,644
Cognizant Technology Solutions
  Corp. Class A (a)                     32,888         631,450
Lender Processing Services,
  Inc.                                  20,593         475,081
Mastercard, Inc. Class A                 3,688         545,160
Visa, Inc. Class A                      15,978         884,382
                                                 -------------
                                                     3,510,717
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES 1.1%
Thermo Fisher Scientific, Inc.
  (a)                                   19,945         809,767
                                                 -------------

MACHINERY 1.0%
Danaher Corp.                           12,494         740,145
                                                 -------------

MEDIA 1.0%
Liberty Media Corp.
  Entertainment Class A (a)             27,014         434,925
Time Warner, Inc.                       34,441         347,510
                                                 -------------
                                                       782,435
                                                 -------------

MULTILINE RETAIL 1.9%
Dollar Tree, Inc. (a)                   20,071         763,099
Target Corp.                            17,417         698,770
                                                 -------------
                                                     1,461,869
                                                 -------------

OIL, GAS & CONSUMABLE FUELS 5.7%
Devon Energy Corp.                       6,068         490,658
V  ExxonMobil Corp.                     21,416       1,587,354
Occidental Petroleum Corp.              22,851       1,269,144
Southwestern Energy Co. (a)             16,227         578,006
Spectra Energy Corp.                    19,623         379,313
                                                 -------------
                                                     4,304,475
                                                 -------------

PERSONAL PRODUCTS 0.4%
Avon Products, Inc.                     13,624         338,284
                                                 -------------

PHARMACEUTICALS 4.2%
Abbott Laboratories                     15,784         870,488
V  Johnson & Johnson                    26,497       1,625,326
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                               15,057         645,644
                                                 -------------
                                                     3,141,458
                                                 -------------

PROFESSIONAL SERVICES 1.3%
FTI Consulting, Inc. (a)                 9,726         566,540
Monster Worldwide, Inc. (a)             31,413         447,321
                                                 -------------
                                                     1,013,861
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 0.4%
HCP, Inc.                                9,750         291,817
                                                 -------------

ROAD & RAIL 1.3%
Union Pacific Corp.                     14,494         967,764
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.4%
Applied Materials, Inc.                 51,912         670,184
Silicon Laboratories, Inc. (a)          15,231         395,397
Texas Instruments, Inc.                 36,971         723,152
                                                 -------------
                                                     1,788,733
                                                 -------------

SOFTWARE 6.6%
Adobe Systems, Inc. (a)                 21,354         568,871
Check Point Software
  Technologies, Ltd. (a)                11,588         234,309
V  Microsoft Corp.                     119,353       2,665,153
Oracle Corp. (a)                        83,263       1,522,880
                                                 -------------
                                                     4,991,213
                                                 -------------

SPECIALTY RETAIL 2.3%
AutoZone, Inc. (a)                       4,790         609,719
Bed Bath & Beyond, Inc. (a)             16,445         423,788
Lowe's Cos., Inc.                       33,720         731,724
                                                 -------------
                                                     1,765,231
                                                 -------------

TOBACCO 2.1%
V  Philip Morris
  International, Inc.                   36,316       1,578,657
                                                 -------------

TRADING COMPANIES & DISTRIBUTORS 1.0%
Fastenal Co.                            19,248         774,924
                                                 -------------
Total Common Stocks
  (Cost $85,309,821)                                73,463,176
                                                 -------------






12    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                        SHARES           VALUE
EXCHANGE TRADED FUNDS 1.8% (C)
--------------------------------------------------------------

iShares Russell 1000 Growth
  Index Fund                            21,873   $     876,014
S&P 500 Index--SPDR Trust
  Series 1                               4,883         472,821
                                                 -------------
Total Exchange Traded Funds
  (Cost $1,349,021)                                  1,348,835
                                                 -------------

                                     PRINCIPAL
                                        AMOUNT

SHORT-TERM INVESTMENT 1.7%
--------------------------------------------------------------

REPURCHASE AGREEMENT 1.7%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $1,270,734
  (Collateralized by a Federal
  Home Loan Bank Security with
  a rate of 2.67% and a
  maturity date of 3/4/09,
  with a Principal Amount of
  $1,295,000 and a
  Market Value of $1,298,238)       $1,270,723       1,270,723
                                                 -------------
Total Short-Term Investment
  (Cost $1,270,723)                                  1,270,723
                                                 -------------
Total Investments
  (Cost $87,929,565) (d)                 100.6%     76,082,734
Liabilities in Excess of
  Cash and Other Assets                   (0.6)       (477,620)
                                         -----    ------------
Net Assets                               100.0%  $  75,605,114
                                         =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  At October 31, 2008, cost is $91,375,756
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $  1,751,109
     Gross unrealized depreciation    (17,044,131)
                                     ------------
     Net unrealized depreciation     $(15,293,022)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $87,929,565)      $ 76,082,734
Receivables:
  Investment securities sold            2,029,565
  Dividends and interest                   41,011
  Fund shares sold                          1,370
Other assets                                1,700
                                     ------------
     Total assets                      78,156,380
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       2,426,384
  Manager (See Note 3)                     43,491
  Shareholder communication                39,389
  Professional fees                        27,825
  Custodian                                 9,339
  Transfer agent (See Note 3)               1,562
  Directors                                   383
  NYLIFE Distributors (See Note 3)             86
Accrued expenses                            2,807
                                     ------------
     Total liabilities                  2,551,266
                                     ------------
Net assets                           $ 75,605,114
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized:                        $      9,104
Additional paid-in capital            108,091,512
                                     ------------
                                      108,100,616
Accumulated undistributed net
  investment income                       218,915
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (20,867,586)
Net unrealized depreciation on
  investments                         (11,846,831)
                                     ------------
Net assets                           $ 75,605,114
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     23,555
                                     ============
Shares of capital stock outstanding         2,853
                                     ============
Net asset value per share
  outstanding                        $       8.26
Maximum sales charge (5.50% of
  offering price)                            0.48
                                     ------------
Maximum offering price per share
  outstanding                        $       8.74
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $     49,097
                                     ============
Shares of capital stock outstanding         5,942
                                     ============
Net asset value per share
  outstanding                        $       8.26
Maximum sales charge (5.50% of
  offering price)                            0.48
                                     ------------
Maximum offering price per share
  outstanding                        $       8.74
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $     42,478
                                     ============
Shares of capital stock outstanding         5,267
                                     ============
Net asset value and offering price
  per share outstanding              $       8.07
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     40,321
                                     ============
Shares of capital stock outstanding         5,000
                                     ============
Net asset value and offering price
  per share outstanding              $       8.06
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 75,449,663
                                     ============
Shares of capital stock outstanding     9,085,247
                                     ============
Net asset value and offering price
  per share outstanding              $       8.30
                                     ============






14    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  1,236,892
  Income from securities
     loaned--net                          103,600
  Interest                                 44,443
                                     ------------
     Total income                       1,384,935
                                     ------------
EXPENSES:
  Manager (See Note 3)                    948,699
  Professional fees                        51,658
  Shareholder communication                39,661
  Custodian                                22,131
  Registration                              9,093
  Transfer agent--Investor Class
     (See Note 3)                              82
  Transfer agent--Class A (See Note
     3)                                        78
  Transfer agent--Classes B and C
     (See Note 3)                             500
  Transfer agent--Class I (See Note
     3)                                     7,398
  Directors                                 5,626
  Distribution--Class B (See Note
     3)                                       425
  Distribution--Class C (See Note
     3)                                       425
  Distribution/Service--Investor
     Class (See Note 3)                        40
  Distribution/Service--Class A
     (See Note 3)                             171
  Service--Class B (See Note 3)               142
  Service--Class C (See Note 3)               142
  Miscellaneous                            15,461
                                     ------------
     Total expenses before waiver       1,101,732
  Expense waiver from Manager (See
     Note 3)                                 (278)
                                     ------------
     Net expenses                       1,101,454
                                     ------------
Net investment income                     283,481
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               (20,714,294)
  Foreign currency transactions                19
                                     ------------
Net realized loss on investments
  and foreign currency transactions   (20,714,275)
                                     ------------
Net change in unrealized
  appreciation on investments         (26,432,868)
                                     ------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                        (47,147,143)
                                     ------------
Net decrease in net assets
  resulting from operations          $(46,863,662)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $817.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $     283,481   $    153,085
 Net realized gain (loss) on
  investments and foreign
  currency transactions          (20,714,275)       925,638
 Net change in unrealized
  appreciation on investments    (26,432,868)    13,136,901
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (46,863,662)    14,215,624
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class I                         (329,022)       (43,212)
                               ----------------------------
 From net realized gain on investments:
    Class A                             (391)          (384)
    Class B                             (329)          (383)
    Class C                             (329)          (383)
    Class I                         (925,351)      (194,577)
                               ----------------------------
                                    (926,400)      (195,727)
                               ----------------------------
 Total dividends and
     distributions to
     shareholders                 (1,255,422)      (238,939)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          61,793,106    133,169,688
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                1,185,213        165,577
 Cost of shares redeemed        (112,924,851)      (391,680)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                (49,946,532)   132,943,585
                               ----------------------------
    Net increase (decrease)
     in net assets               (98,065,616)   146,920,270

NET ASSETS:
Beginning of year                173,670,730     26,750,460
                               ----------------------------
End of year                    $  75,605,114   $173,670,730
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $     218,915   $    122,014
                               ============================






16    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                      INVESTOR CLASS                   CLASS A                                 CLASS B
                      --------------    ------------------------------------    ------------------------------------
                       FEBRUARY 28,                              NOVEMBER 4,                             NOVEMBER 4,
                          2008**                                    2005**                                  2005**
                          THROUGH             YEAR ENDED           THROUGH            YEAR ENDED           THROUGH
                        OCTOBER 31,          OCTOBER 31,         OCTOBER 31,         OCTOBER 31,         OCTOBER 31,

                      ----------------------------------------------------------------------------------------------
                           2008           2008          2007         2006         2008          2007         2006
Net asset value at
  beginning of
  period                  $ 11.79       $ 13.19        $11.01       $10.00      $ 12.99        $10.93       $10.00
                          -------       -------        ------       ------      -------        ------       ------
Net investment
  income (loss)             (0.02)        (0.02)         0.01        (0.01)       (0.10)        (0.08)       (0.09)
Net realized and
  unrealized gain
  (loss) on
  investments               (3.51)        (4.84)         2.25         1.02        (4.75)         2.22         1.02
                          -------       -------        ------       ------      -------        ------       ------
Total from
  investment
  operations                (3.53)        (4.86)         2.26         1.01        (4.85)         2.14         0.93
                          -------       -------        ------       ------      -------        ------       ------
Less dividends and
  distributions:
  From net
     investment
     income                    --            --            --           --           --            --           --
  From net realized
     gain on
     investments               --         (0.07)        (0.08)          --        (0.07)        (0.08)          --
                          -------       -------        ------       ------      -------        ------       ------
Total dividends and
  distributions                --         (0.07)        (0.08)          --        (0.07)        (0.08)          --
                          -------       -------        ------       ------      -------        ------       ------
Net asset value at
  end of period           $  8.26       $  8.26        $13.19       $11.01      $  8.07        $12.99       $10.93
                          =======       =======        ======       ======      =======        ======       ======
Total investment
  return (a)(c)            (29.94%)(b)   (37.06%)       20.51%       10.20% (b)  (37.55%)       19.67%        9.30% (b)
Ratios (to average
  net
  assets)/Supple-
  mental Data:
  Net investment
     income (loss)          (0.35%)++     (0.16%)        0.08%       (0.12%)++    (1.04%)       (0.67%)      (0.87%)++
  Net expenses               1.31% ++      1.17%         1.25%        1.25% ++     2.06%         2.00%        2.00% ++
  Expenses (before
     waiver)                 1.61% ++      1.18%         1.37%        1.71% ++     2.26%         2.12%        2.46% ++
Portfolio turnover
  rate                        291%          291%          279%         138%         291%          279%         138%
Net assets at end
  of period (in
  000's)                  $    24       $    49        $   66       $   55      $    42        $   65       $   55




                                   CLASS C                              CLASS I
                      --------------------------------    ----------------------------------
                                           NOVEMBER 4,                           NOVEMBER 4,
                                              2005**                                2005**
                          YEAR ENDED         THROUGH           YEAR ENDED          THROUGH
                         OCTOBER 31,       OCTOBER 31,        OCTOBER 31,        OCTOBER 31,

                      ----------------------------------------------------------------------
                        2008      2007         2006         2008       2007          2006
Net asset value at
  beginning of
  period              $ 12.99    $10.93       $10.00      $ 13.24    $  11.04      $ 10.00
                      -------    ------       ------      -------    --------      -------
Net investment
  income (loss)         (0.12)    (0.08)       (0.09)        0.02        0.02         0.01
Net realized and
  unrealized gain
  (loss) on
  investments           (4.74)     2.22         1.02        (4.87)       2.28         1.03
                      -------    ------       ------      -------    --------      -------
Total from
  investment
  operations            (4.86)     2.14         0.93        (4.85)       2.30         1.04
                      -------    ------       ------      -------    --------      -------
Less dividends and
  distributions:
  From net
     investment
     income                --        --           --        (0.02)      (0.02)          --
  From net realized
     gain on
     investments        (0.07)    (0.08)          --        (0.07)      (0.08)          --
                      -------    ------       ------      -------    --------      -------
Total dividends and
  distributions         (0.07)    (0.08)          --        (0.09)      (0.10)          --
                      -------    ------       ------      -------    --------      -------
Net asset value at
  end of period       $  8.06    $12.99       $10.93      $  8.30    $  13.24      $ 11.04
                      =======    ======       ======      =======    ========      =======
Total investment
  return (a)(c)        (37.63%)   19.56%        9.40% (b)  (36.80%)     20.93%       10.40%(b)
Ratios (to average
  net
  assets)/Supple-
  mental Data:
  Net investment
     income (loss)      (1.04%)   (0.67%)      (0.87%)++     0.21%       0.31%        0.11%++
  Net expenses           2.06%     2.00%        2.00% ++     0.81%       0.92%        1.00%++
  Expenses (before
     waiver)             2.26%     2.12%        2.46% ++     0.81%       0.92%        1.46%++
Portfolio turnover
  rate                    291%      279%         138%         291%        279%         138%
Net assets at end
  of period (in
  000's)              $    40    $   65       $   55      $75,450    $173,475      $26,586




**   Commencement of operations.
++   Annualized.
(a)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Growth Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on November 4, 2005. Investor Class shares commenced February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but


18    MainStay Growth Equity Fund
not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES.   In preparing financial statements in conformity with
accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Directors and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS.   Under the Company's organizational documents, its
officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to

                                                   mainstayinvestments.com    19
such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% on assets up to $500 million and 0.675% on assets over $500 million. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of 0.70% of the average daily net assets of the Fund.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.35%; Class A, 1.25%; Class B, 2.10%; Class C, 2.10%; and Class I, 1.00%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $948,699 and waived its fees in the amount of $278.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

       OCTOBER 31,
   2009     2010    2011     TOTAL
 $61,625    $213    $278    $62,116

 ----------------------------------


Prior to April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.25%; Class B, 2.00%; Class C, 2.00%; and Class I, 1.00%.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.



20    MainStay Growth Equity Fund

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $8,058.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class Investor                  $   17,494    74.3%
--------------------------------------------------
Class A                             41,300    84.1
--------------------------------------------------
Class B                             40,350    95.0
--------------------------------------------------
Class C                             40,300    99.9
--------------------------------------------------
Class I                          6,452,790     8.6
--------------------------------------------------



(F) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $8,054.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

              ACCUMULATED
                CAPITAL         OTHER         UNREALIZED          TOTAL
 ORDINARY      AND OTHER      TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME      GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
 $218,915    $(17,421,395)       $--         $(15,293,022)    $(32,495,502)
--------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED        ACCUMULATED
 UNDISTRIBUTED      NET REALIZED
 NET INVESTMENT    GAIN (LOSS) ON       ADDITIONAL
 INCOME (LOSS)       INVESTMENTS     PAID-IN CAPITAL
    $142,442          $(144,888)          $2,446
----------------------------------------------------



The reclassifications for the Fund are primarily due to foreign currency gains and losses, distribution redesignations and equalization.

At October 31, 2008, for federal income tax purpose, capital loss carryforwards of $17,421,395 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                     CAPITAL LOSS
   CAPITAL LOSS         AMOUNTS
AVAILABLE THROUGH       (000'S)
       2016             $17,421




The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                    2008         2007
Distributions paid from:
  Ordinary Income             $  225,009     $238,118
  Long-Term Capital Gains      1,030,413          821
-----------------------------------------------------
                              $1,255,422     $238,939
-----------------------------------------------------



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is

                                                   mainstayinvestments.com    21
charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $387,503 and $436,441, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES           AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                        2,853    $      30,921
                            -----------------------------
Net increase                       2,853          $30,921
                            =============================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                          937   $       12,000
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                        5               62
                            -----------------------------
Net increase                         942          $12,062
                            =============================
Year ended October 31,
  2007:
Shares redeemed                      (36)         $  (415)
                            -----------------------------
Net decrease                         (36)         $  (415)
                            =============================

 CLASS B                          SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                          267          $ 2,107
                            -----------------------------
Net increase                         267          $ 2,107
                            =============================




 CLASS I                          SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                    5,428,733    $  61,748,078
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                   91,652        1,185,151
Shares redeemed               (9,539,218)    (112,924,851)
                            -----------------------------
Net decrease                  (4,018,833)   $ (49,991,622)
                            =============================
Year ended October 31,
  2007:
Shares sold                   10,712,746    $ 133,169,688
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                   14,841          165,577
Shares redeemed                  (32,118)        (391,265)
                            -----------------------------
Net increase                  10,695,469    $ 132,944,000
                            =============================



Class B shares had no share activity for the year ended October 31, 2007. Class C shares had no activity for the years ended October 31, 2008 and October 31, 2007.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 10--SUBSEQUENT EVENT:

As of January 1, 2009, the portfolio managers who manage the day-to-day investment operations of the Fund will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI is not expected to impact the portfolio management team or investment strategy of the Fund. The Fund's Board of Directors (the "Board") approved the appointment of MSI as a subadvisor to the Fund at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by the Fund as a result of this transition.



22    MainStay Growth Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Growth Equity Fund ("the Fund"), one of the funds constituting Eclipse Funds, Inc., as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods presented through October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Growth Equity Fund of Eclipse Funds, Inc. as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods presented through October 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    23

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreement. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of the Growth Equity Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who


24    MainStay Growth Equity Fund
often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In evaluating the Fund's investment performance, the Board took into consideration whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other

                                                   mainstayinvestments.com    25
services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.



26    MainStay Growth Equity Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $1,030,413.

For the fiscal year ended October 31, 2008, the Fund designates approximately $1,017,769 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 2.76% to arrive at the amount eligible for qualified interest income and 100.0% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS From 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    27

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   COMPANY                                      COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 --------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Director        Managers and President and                   since September 2008 (3
9/24/60    since           Chief Executive Officer                      funds); Trustee, The
           September       (since April 2008) of New                    MainStay Funds since
           2008            York Life Investment                         September 2008, (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



28    MainStay Growth Equity Fund

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                     Trustee since 2000,
8/12/51    since 2005      (since 1990)                                Eclipse Funds (3 funds);
           and Director                                                Chairman and Trustee, The
           since                                                       MainStay Funds since 2007
                                                                       (21 funds);  Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Director and    Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Trustee, The MainStay
           Committee       LLP (1989 to 2002);                         Funds since 2006 (21
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2007            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Director        President and Chief                         since 2002 (3 funds);
12/5/41    since 2002      Executive Officer, Babson-                  Trustee, The MainStay
                           United, Inc. (financial                     Funds since 2007 (21
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H.         Director        Capital Management;                         since 2007 (3 funds);
NOLAN,     since 2007      President--Shields/Alli-                    Trustee, The MainStay
JR.                        ance, Alliance Capital                      Funds since 2007 (21
11/16/46                   Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Director        Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   since 2007      (1990 to 1999 and since                     Trustee, The MainStay
2/13/52                    2004), Somerset & Company                   Funds since 1994 (21
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director, Partner
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    29

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Director and    Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Trustee, The MainStay
           Committee       University of Chicago;                      Funds since 2007 (21
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman                         VP Series Fund, Inc.,
                           of the Board, Ygomi LLC                     since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Director        of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   since 2007      (1971 to 1995)                              Trustee, The MainStay
                                                                       Funds since 2007 (21
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, The MainStay Funds,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, The MainStay Funds, MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t--Adminis-     2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           The MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






30    MainStay Growth Equity Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, The MainStay Funds,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, The MainStay Funds and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, The MainStay Funds and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

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

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

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

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A014500         (RECYCLE LOGO)            MS308-08           MSGE11-12/08
                                                                          B8

 (MAINSTAY INVESTMENTS LOGO)

                 MAINSTAY RETIREMENT 2010 FUND

                 MAINSTAY RETIREMENT 2020 FUND

                 MAINSTAY RETIREMENT 2030 FUND

                 MAINSTAY RETIREMENT 2040 FUND

                 MAINSTAY RETIREMENT 2050 FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM
THE PRESIDENT

Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President




                          Not part of the Annual Report

 (MAINSTAY INVESTMENTS LOGO)

                 MAINSTAY RETIREMENT 2010 FUND

                 MAINSTAY RETIREMENT 2020 FUND

                 MAINSTAY RETIREMENT 2030 FUND

                 MAINSTAY RETIREMENT 2040 FUND

                 MAINSTAY RETIREMENT 2050 FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

MAINSTAY RETIREMENT 2010 FUND               5
---------------------------------------------

MAINSTAY RETIREMENT 2020 FUND              18
---------------------------------------------

MAINSTAY RETIREMENT 2030 FUND              31
---------------------------------------------

MAINSTAY RETIREMENT 2040 FUND              44
---------------------------------------------

MAINSTAY RETIREMENT 2050 FUND              57
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              70
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            83
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             84
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        84
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       84
---------------------------------------------

DIRECTORS AND OFFICERS                     85

MAINSTAY RETIREMENT 2010 FUND
INVESTMENT AND PERFORMANCE COMPARISON1

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR      (6/29/07)
------------------------------------------------
With sales charges         (28.53%)     (18.85%)
Excluding sales charges    (24.37)      (15.36)




(PERFORMANCE GRAPH)

                                                                  LEHMAN BROTHERS
                                          S&P 500    MSCI EAFE     AGGREGATE BOND
                        INVESTOR CLASS     INDEX       INDEX           INDEX
                        --------------    -------    ---------    ---------------
6/29/07                      9450          10000       10000           10000
                             9989          10365       10619           10377
10/31/08                     7555           6624        5668           10408






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR      (6/29/07)
------------------------------------------------
With sales charges         (28.53%)     (18.85%)
Excluding sales charges    (24.37)      (15.36)




(PERFORMANCE GRAPH)

                                                            LEHMAN BROTHERS
                                    S&P 500    MSCI EAFE     AGGREGATE BOND
                         CLASS A     INDEX       INDEX           INDEX
                         -------    -------    ---------    ---------------
6/29/07                   23625      25000       25000           25000
                          24972      25913       26548           25942
10/31/08                  18887      16560       14170           26021






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                              SINCE
AVERAGE ANNUAL      ONE     INCEPTION
TOTAL RETURNS      YEAR     (6/29/07)
-------------------------------------
                  (24.25%)    (15.20%)




(PERFORMANCE GRAPH)

                                                 LEHMAN BROTHERS
                         S&P 500    MSCI EAFE     AGGREGATE BOND
              CLASS I     INDEX       INDEX           INDEX
              -------    -------    ---------    ---------------
6/30/07        10000      10000       10000           10000
               10580      10365       10619           10377
10/31/08        8014       6624        5668           10408





1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                              SINCE
AVERAGE ANNUAL      ONE     INCEPTION
TOTAL RETURNS      YEAR     (6/29/07)
-------------------------------------
                  (24.69%)    (15.70%)




(PERFORMANCE GRAPH)

                                                            LEHMAN BROTHERS
                                    S&P 500    MSCI EAFE     AGGREGATE BOND
                        CLASS R3     INDEX       INDEX           INDEX
                        --------    -------    ---------    ---------------
6/29/07                   10000      10000       10000           10000
10/31/07                  10557      10365       10619           10377
10/31/08                   7951       6624        5668           10408







 BENCHMARK PERFORMANCE                               ONE        SINCE
                                                    YEAR      INCEPTION
-----------------------------------------------------------------------
S&P 500(R) Index(4)                               (36.10%)     (26.42%)
MSCI EAFE(R) Index(5)                             (46.62)      (34.49)
Barclays Capital Aggregate Bond Index(6)            0.30         3.05
Average Lipper mixed-asset target 2010 fund(7)    (25.81)      (17.68)



   which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.
2. From inception (June 29, 2007) through February 27, 2008, performance for Investor Class shares (first offered February 28, 2008) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses and fee waivers/expense limitations of Investor Class shares upon initial offer. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R3 shares, which were first created on June 29, 2007, did not have shares outstanding until receipt of investment on April 30, 2008, and did not commence operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 29, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Barclays Capital has recently completed its acquisition of Lehman Brothers' North America Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Retirement 2010 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $789.50         $2.11          $1,022.80         $2.39
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $789.50         $1.71          $1,023.20         $1.93
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $789.70         $0.54          $1,024.50         $0.61
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $787.50         $3.24          $1,021.50         $3.66
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.47% for Investor Class, 0.38% for Class A, 0.12% for Class I and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Total Return                                    57.60
Growth of Capital                               25.90
Capital Appreciation                             8.60
Current Income                                   6.00
Cash and Other Assets, Less Liabilities          1.90





See Portfolio of Investments on page 13 for specific holdings within these categories.






8    MainStay Retirement 2010 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY RETIREMENT 2010 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Retirement 2010 Fund returned -24.37% for Investor Class shares(1) and -24.37% for Class A shares for the 12 months ended October 31, 2008. Over the same period, Class I shares returned -24.25% and Class R3 shares(2) returned -24.69%. All share classes outperformed the -25.81% return of the average Lipper(3) mixed-asset target 2010 fund and the -36.10% return of the S&P 500(R) Index(4) for the 12 months ended October 31, 2008. As of October 31, 2008, Class R1 and Class R2 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED THE PERFORMANCE OF THE FUND RELATIVE TO ITS PEERS AND ITS BENCHMARK?

The Fund invests in other mutual funds known as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels or in fixed-income securities. Not all of these asset categories are reflected in the S&P 500(R) Index.

During the reporting period, the fixed-income portion of the Fund invested in Underlying Funds that contained high-yield debt securities and Underlying Funds that held floating-rate loans. These asset categories fell far short of the investment-grade bonds of the Barclays Capital Aggregate Bond Index,(5) against which the Fund typically measures its fixed-income performance. In the equity portion of the Fund, investments in Underlying Funds that contained emerging-market equities trailed the performance of the MSCI EAFE(R) Index,(6) the Fund's international equity benchmark. Among U.S. equities, strategic investments in Underlying Funds that held mid-cap stocks trailed the performance of the large-cap S&P 500(R) Index.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund we consider a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Funds. In general, we seek Underlying Equity Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS TO UNDERLYING FUNDS DURING THE REPORTING PERIOD?

During the 12-month reporting period, the Fund made its first investments in 130/30 Underlying Funds, which typically allow a portfolio manager to exploit a larger set of opportunities through a certain amount of short selling of securities the portfolio manager believes to be overpriced. During the same period, however, regulatory authorities in several countries enacted temporary rules prohibiting the short selling of certain stocks. In the second quarter of 2008, allocations were made to MainStay 130/30 High Yield Fund. Although returns were not positive, the investment was successful in that MainStay 130/30 High Yield Fund outperformed MainStay High Yield Corporate Bond Fund (another Underlying High Yield Fund) by a significant margin for the portion of the reporting period that the 130/30 investment was held in the Fund.

Similar moves involving MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund had little impact on performance, since the returns of these Underlying Funds were not materially different from those of their Underlying Fund counterparts. An investment in

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. Performance for Class R3 shares prior to 4/30/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Class R3 shares might have been lower.
3. See footnote on page 6 for more information on Lipper Inc.
4. See footnote on page 6 for more information on the S&P 500(R) Index.
5. See footnote on page 6 for more information on the Barclays Capital Aggregate Bond Index.
6. See footnote on page 6 for more information on the MSCI EAFE(R) Index.

THE DISCLOSURE ON PAGES 11 AND 12 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                    mainstayinvestments.com    9

MainStay 130/30 International Fund was modestly disappointing, since this Underlying Fund slightly underperformed the MSCI EAFE(R) Index.

The Fund entered the reporting period with a pronounced bias toward growth stocks. This bias was gradually removed during the first half of 2008, primarily by reducing the Fund's position in MainStay Growth Equity Fund. The timing of that decision was positive, since the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

Finally, the Fund had a lower-than-usual allocation to high-yield bonds for the first half of the reporting period, with the remaining dollars reallocated to the JPMorgan Equity Market Neutral Fund. The allocations were reversed in April through the Fund's investments in MainStay 130/30 High Yield Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

All of the Underlying Equity Funds in which the Fund invested generated negative returns during the reporting period, but the dispersion of returns among the Underlying Equity Funds was surprisingly tight. Most Underlying Domestic Equity Funds in which the Fund invested generated gross returns between -36% and -40% during the reporting period.

MainStay Large Cap Growth Fund and MainStay MAP Fund were the Fund's best-performing Underlying Equity Funds by a small margin. Since the positions were sizeable, these two Underlying Funds were also the strongest contributors to the Fund's performance.

The Fund's international holdings were particularly weak in comparison to the S&P 500(R) Index. T. Rowe Price Emerging Markets Stock Fund provided the lowest total return and had the greatest negative impact on the Fund's relative performance. Lazard International Small Cap Portfolio provided the second-worst total return and relative impact. Although both of these positions were relatively small, the performance gap between domestic and international stocks was substantial.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Distress in the housing market led to large losses in bank portfolios and raised liquidity issues for many types of debt instruments. These forces, which ultimately precipitated the economy's decline, were also the root cause of dramatic widening of credit spreads.(7) With the exception of inflation-adjusted instruments, government securities were among the only debt instruments that fared well during 12-month reporting period, although investment-grade bonds managed to generate slightly positive returns.

As default risk soared, the lowest-grade corporate borrowers underperformed. Bank loans also performed poorly when banks were forced to deleverage by selling otherwise healthy loans. These developments particularly hurt the Fund's position in MainStay Floating Rate Fund.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

We made two noteworthy changes to the Fund's fixed-income allocation during the 12-month reporting period. First, we decided to remove the Fund's bias against high-yield bonds by investing in MainStay 130/30 High Yield Fund. Second, we shifted some assets out of MainStay Indexed Bond Fund into MainStay Institutional Bond Fund. Our motive was to take advantage of widened spreads available on commercial and residential mortgage-backed securities and to slightly shorten the duration(8) of the fixed-income portion of the Fund. By the end of the reporting period, the Fund's allocation in MainStay Institutional Bond Fund had not yet yielded positive returns.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

MainStay Indexed Bond Fund and MainStay Intermediate Bond Fund were the Fund's best-performing Underlying Fixed Income Funds during the reporting period. The Fund's weakest-performing Underlying Fixed Income Funds were MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund.




7. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



10    MainStay Retirement 2010 Fund

MainStay Retirement 2010 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in Unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of the Underlying Funds in which the Fund invests. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time help to manage risk, they do not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.


                                                   mainstayinvestments.com    11

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES OF UNDERLYING MONEY MARKET FUNDS THAT IT HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN
  NOTE 11.

Before making an investment in the Fund, you should consider all the risks associated with it.



12    MainStay Retirement 2010 Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                     SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 90.8%+
-----------------------------------------------------------

EQUITY FUNDS 50.6%
MainStay 130/30 Core Fund Class
  I                                  59,694   $     359,359
MainStay 130/30 Growth Fund
  Class I (a)                        22,567         151,422
MainStay 130/30 International
  Fund Class I                      100,845         525,402
MainStay Common Stock Fund
  Class I                           169,834       1,582,855
MainStay Growth Equity Fund
  Class I                            81,940         680,098
MainStay ICAP Equity Fund Class
  I                                  55,518       1,497,315
MainStay ICAP International
  Fund Class I                       38,073         847,123
MainStay ICAP Select Equity
  Fund Class I                       58,850       1,510,680
MainStay International Equity
  Fund Class I                       93,110       1,028,860
MainStay Large Cap Growth Fund
  Class I (a)                       472,641       2,263,953
MainStay MAP Fund Class I            53,735       1,263,310
MainStay S&P 500 Index Fund
  Class I                            18,165         412,170
MainStay Small Cap Growth Fund
  Class I (a)                        17,760         187,367
MainStay Small Cap Opportunity
  Fund Class I                        8,967          92,723
MainStay Value Fund Class I          34,591         468,357
                                              -------------
                                                 12,870,994
                                              -------------

FIXED INCOME FUNDS 40.2%
MainStay 130/30 High Yield Fund
  Class I                            85,606         689,985
MainStay Floating Rate Fund
  Class I                            37,131         282,570
MainStay High Yield Corporate
  Bond Fund Class I                 122,941         565,528
MainStay Indexed Bond Fund
  Class I                           615,295       6,355,997
MainStay Institutional Bond
  Fund Class I                      116,463       1,081,943
MainStay Intermediate Term Bond
  Fund Class I                      135,095       1,263,135
                                              -------------
                                                 10,239,158
                                              -------------
Total Affiliated Investment
  Companies
  (Cost $27,124,864)                             23,110,152
                                              -------------



UNAFFILIATED INVESTMENT COMPANIES 7.3%
-----------------------------------------------------------

EQUITY FUNDS 2.9%
Lazard International Small Cap
  Portfolio Institutional
  Shares                             45,657         232,849
T. Rowe Price Emerging Markets
  Stock Fund                         28,048         501,492
                                              -------------
                                                    734,341
                                              -------------

FIXED INCOME FUNDS 4.4%
American Century International
  Bond Fund Institutional Class      21,488         280,855
Western Asset Inflation Indexed
  Plus Bond Portfolio
  Institutional Class                94,146         837,901
                                              -------------
                                                  1,118,756
                                              -------------
Total Unaffiliated Investment
  Companies
  (Cost $2,452,512)                               1,853,097
                                              -------------
Total Investments
  (Cost $29,577,376) (b)               98.1%     24,963,249
Cash and Other Assets,
  Less Liabilities                      1.9         487,987
                                      -----    ------------
Net Assets                            100.0%  $  25,451,236
                                      =====    ============






+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  At October 31, 2008, cost is $30,139,469
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation    $     6,126
     Gross unrealized depreciation     (5,182,346)
                                      -----------
     Net unrealized depreciation      $(5,176,220)
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $27,124,864)                   $23,110,152
Investments in unaffiliated
  investment companies, at value
  (identified cost $2,452,512)          1,853,097
Cash                                       50,569
Receivables:
  Fund shares sold                        489,493
  Manager (See Note 3)                     16,558
  Dividends and interest                    4,004
Other assets                               36,985
                                      -----------
     Total assets                      25,560,858
                                      -----------
LIABILITIES:
Payables:
  Investment securities purchased          50,569
  Shareholder communication                21,994
  Professional fees                        14,590
  Transfer agent (See Note 3)               9,894
  Custodian                                 5,272
  NYLIFE Distributors (See Note 3)          1,185
  Directors                                    71
Accrued expenses                            6,047
                                      -----------
     Total liabilities                    109,622
                                      -----------
Net assets                            $25,451,236
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    31,978
Additional paid-in capital             30,287,235
                                      -----------
                                       30,319,213
Accumulated undistributed net
  investment income                       364,944
Accumulated net realized loss on
  investments                            (618,794)
Net unrealized depreciation on
  investments                          (4,614,127)
                                      -----------
Net assets                            $25,451,236
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $    41,239
                                      ===========
Shares of capital stock outstanding         5,186
                                      ===========
Net asset value per share
  outstanding                         $      7.95
Maximum sales charge (5.50% of
  offering price)                            0.46
                                      -----------
Maximum offering price per share
  outstanding                         $      8.41
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 4,417,914
                                      ===========
Shares of capital stock outstanding       555,997
                                      ===========
Net asset value per share
  outstanding                         $      7.95
Maximum sales charge (5.50% of
  offering price)                            0.46
                                      -----------
Maximum offering price per share
  outstanding                         $      8.41
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $20,105,334
                                      ===========
Shares of capital stock outstanding     2,524,777
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.96
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $   886,749
                                      ===========
Shares of capital stock outstanding       111,812
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.93
                                      ===========






14    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies             $   338,327
  Dividend distributions from
     unaffiliated investment
     companies                             70,383
  Interest                                     25
                                      -----------
     Total income                         408,735
                                      -----------
EXPENSES:
  Offering (See Note 2)                    46,886
  Registration                             42,514
  Professional fees                        37,444
  Transfer agent--Investor Class
     (See Note 3)                           1,815
  Transfer agent--Class A (See Note
     3)                                     7,367
  Transfer agent--Classes I and R3
     (See Note 3)                          23,059
  Shareholder communication                25,781
  Manager (See Note 3)                     14,171
  Custodian                                11,423
  Distribution/Service--Investor
     Class (See Note 3)                        90
  Distribution/Service--Class A (See
     Note 3)                                9,713
  Distribution/Service--Class R3
     (See Note 3)                             235
  Directors                                   433
  Distribution--Class R3 (See Note
     3)                                       235
  Shareholder service--Class R3 (See
     Note 3)                                   94
  Miscellaneous                             6,347
                                      -----------
     Total expenses before
       waiver/reimbursement               227,607
  Expense waiver/reimbursement from
     Manager (See Note 3)                (199,495)
                                      -----------
     Net expenses                          28,112
                                      -----------
Net investment income                     380,623
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                        (791,361)
  Unaffiliated investment company
     transactions                         109,505
  Distributions from affiliated
     investment companies                  59,203
  Distributions from unaffiliated
     investment companies                  25,652
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                   (597,001)
                                      -----------
Net change in unrealized
  appreciation on investments          (4,651,518)
                                      -----------
Net realized and unrealized loss on
  investments                          (5,248,519)
                                      -----------
Net decrease in net assets resulting
  from operations                     $(4,867,896)
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2008 AND THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS)
THROUGH OCTOBER 31, 2007


                                        2008         2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income           $   380,623   $    4,733
 Net realized gain (loss) from
  affiliated and unaffiliated
  investment companies              (597,001)       3,951
 Net change in unrealized
  appreciation on investments     (4,651,518)      37,391
                                 ------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (4,867,896)      46,075
                                 ------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                           (1,359)          --
    Class I                          (40,716)          --
                                 ------------------------
                                     (42,075)          --
                                 ------------------------
 From net realized gain on investments:
    Class A                             (163)          --
    Class I                           (3,918)          --
                                 ------------------------
                                      (4,081)          --
                                 ------------------------
 Total dividends and
  distributions to shareholders      (46,156)          --
                                 ------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          34,898,971    1,165,196
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions                       46,156           --
 Cost of shares redeemed          (5,791,060)         (50)
                                 ------------------------
    Increase in net assets
     derived from capital share
     transactions                 29,154,067    1,165,146
                                 ------------------------
    Net increase in net assets    24,240,015    1,211,221

NET ASSETS:
Beginning of period                1,211,221           --
                                 ------------------------
End of period                    $25,451,236   $1,211,221
                                 ========================
Accumulated undistributed net
 investment income at end of
 period                          $   364,944   $    4,733
                                 ========================






16    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS              CLASS A                       CLASS I               CLASS R3
                                   --------------    --------------------------    --------------------------    -----------
                                    FEBRUARY 28,                      JUNE 29,                      JUNE 29,        MAY 1,
                                       2008**            YEAR          2007**          YEAR          2007**         2008**
                                       THROUGH          ENDED         THROUGH         ENDED         THROUGH        THROUGH
                                     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,

                                   -----------------------------------------------------------------------------------------
                                        2008             2008           2007           2008           2007           2008


Net asset value at
  beginning of period                  $  9.95         $ 10.57         $10.00        $ 10.58         $10.00        $ 10.07
                                       -------         -------         ------        -------         ------        -------
Net investment income
  (a)                                     0.15            0.24           0.06           0.26           0.08           0.14
Net realized and
  unrealized gain
  (loss) on
  investments                            (2.15)          (2.80)          0.51          (2.81)          0.50          (2.28)
                                       -------         -------         ------        -------         ------        -------
Total from investment
  operations                             (2.00)          (2.56)          0.57          (2.55)          0.58          (2.14)
                                       -------         -------         ------        -------         ------        -------
Less dividends and
  distributions:
  From net investment
     income                                 --           (0.05)            --          (0.06)            --             --
  From net realized
     gain on
     investments                            --           (0.01)            --          (0.01)            --             --
                                       -------         -------         ------        -------         ------        -------
Total dividends and
  distributions                             --           (0.06)            --          (0.07)            --             --
                                       -------         -------         ------        -------         ------        -------
Net asset value at
  end of period                        $  7.95         $  7.95         $10.57        $  7.96         $10.58        $  7.93
                                       =======         =======         ======        =======         ======        =======
Total investment
  return (b)(e)                         (20.10%)(c)     (24.37%)         5.70%(c)     (24.25%)         5.80%(c)     (21.25%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment
     income                               2.38%++         2.46%          1.83%++        2.77%          2.42%++        3.25%++
  Net expenses (d)                        0.46%++         0.38%          0.38%++        0.13%          0.13%++        0.73%++
  Expenses (before
     waiver/reim-
     bursement) (d)                       6.41%++         1.81%         31.10%++        1.51%         30.84%++        1.86%++
Portfolio turnover
  rate                                     127%            127%            17%           127%            17%           127%
Net assets at end of
  period (in 000's)                    $    41         $ 4,418         $  281        $20,105         $  930        $   887




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

MAINSTAY RETIREMENT 2020 FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR      (6/29/07)
------------------------------------------------
With sales charges         (33.23%)     (22.87%)
Excluding sales charges    (29.35)      (19.55)





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                  LEHMAN BROTHERS
                                          S&P 500    MSCI EAFE     AGGREGATE BOND
                        INVESTOR CLASS     INDEX       INDEX           INDEX
                        --------------    -------    ---------    ---------------
6/29/07                      9450          10000       10000           10000
                             9989          10365       10619           10377
10/31/08                     7057           6624        5668           10408






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR      (6/29/07)
------------------------------------------------
With sales charges         (33.14%)     (22.79%)
Excluding sales charges    (29.25)      (19.47)





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                            LEHMAN BROTHERS
                                    S&P 500    MSCI EAFE     AGGREGATE BOND
                         CLASS A     INDEX       INDEX           INDEX
                         -------    -------    ---------    ---------------
6/29/07                   23625      25000       25000           25000
10/31/07                  24972      25913       26548           25942
10/31/08                  17667      16560       14170           26021






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                              SINCE
AVERAGE ANNUAL      ONE     INCEPTION
TOTAL RETURNS      YEAR     (6/29/07)
-------------------------------------
                  (29.14%)    (19.31%)





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                 LEHMAN BROTHERS
                         S&P 500    MSCI EAFE     AGGREGATE BOND
              CLASS I     INDEX       INDEX           INDEX
              -------    -------    ---------    ---------------
6/29/07        10000      10000       10000           10000
               10580      10365       10619           10377
10/31/08        7497       6624        5668           10408





1 Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



18    MainStay Retirement 2020 Fund

CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL        ONE
TOTAL RETURNS        YEAR
     SINCE
   INCEPTION
   (6/29/07)
---------------------------
                   (29.57%)
(19.80%)





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                            LEHMAN BROTHERS
                                    S&P 500    MSCI EAFE     AGGREGATE BOND
                        CLASS R3     INDEX       INDEX           INDEX
                        --------    -------    ---------    ---------------
6/29/07                   10000      10000       10000           10000
10/31/07                  10557      10365       10619           10377
10/31/08                   7436       6624        5668           10408







 BENCHMARK PERFORMANCE                               ONE        SINCE
                                                    YEAR      INCEPTION
-----------------------------------------------------------------------
S&P 500(R) Index(4)                               (36.10%)     (26.42%)
MSCI EAFE(R) Index(5)                             (46.62)      (34.49)
Barclays Capital Aggregate Bond Index(6)            0.30         3.05
Average Lipper mixed-asset target 2020 fund(7)    (32.57)      (23.29)



   Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.
2. From inception (June 29, 2007) through February 27, 2008, performance for Investor Class shares (first offered February 28, 2008) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses and fee waivers/expense limitations of Investor Class shares upon initial offer. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R3 shares, which were first created on June 29, 2007, did not have shares outstanding until receipt of investment on April 30, 2008, and did not commence operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 29, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares might have been lower.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Barclays Capital has recently completed its acquisition of Lehman Brothers' North America Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    19

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $745.20         $2.06          $1,022.80         $2.39
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $745.50         $1.67          $1,023.20         $1.93
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $746.50         $0.53          $1,024.50         $0.61
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $743.50         $3.20          $1,021.50         $3.71
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.47% for Investor Class, 0.38% for Class A, 0.12% for Class I and 0.73% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



20    MainStay Retirement 2020 Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Total Return                                    48.90
Growth of Capital                               32.60
Capital Appreciation                            11.80
Current Income                                   6.50
Cash and Other Assets, Less Liabilities          0.20





See Portfolio of Investments on page 26 for specific holdings within these categories.


                                                   mainstayinvestments.com    21

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY RETIREMENT 2020 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Retirement 2020 Fund returned -29.35% for Investor Class shares(1) and -29.25% for Class A shares for the 12 months ended October 31, 2008. Over the same period, Class I shares returned -29.14% and Class R3 shares(2) returned -29.57%. All share classes outperformed the -32.57% return of the average Lipper(3) mixed-asset target 2020 fund and the -36.10% return of the S&P 500(R) Index(4) for the 12 months ended October 31, 2008. As of October 31, 2008, Class R1 and Class R2 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 18 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED THE PERFORMANCE OF THE FUND RELATIVE TO ITS PEERS AND ITS BENCHMARK?

The Fund invests in other mutual funds known as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels or in fixed-income securities. Not all of these asset categories are reflected in the S&P 500(R) Index.

During the reporting period, the fixed-income portion of the Fund invested in Underlying Funds that contained high-yield debt securities and Underlying Funds that held floating-rate loans. These asset categories fell far short of the investment-grade bonds of the Barclays Capital Aggregate Bond Index,(5) against which the Fund typically measures its fixed-income performance. In the equity portion of the Fund, investments in Underlying Funds that contained emerging-market equities trailed the performance of the MSCI EAFE(R) Index,(6) the Fund's international equity benchmark. Among U.S. equities, strategic investments in Underlying Funds that held mid-cap stocks trailed the performance of the large-cap S&P 500(R) Index.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund we consider a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Funds. In general, we seek Underlying Equity Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS TO UNDERLYING FUNDS DURING THE REPORTING PERIOD?

During the 12-month reporting period, the Fund made its first investments in 130/30 Underlying Funds, which typically allow a portfolio manager to exploit a larger set of opportunities through a certain amount of short selling of securities the portfolio manager believes to be overpriced. During the same period, however, regulatory authorities in several countries enacted temporary rules prohibiting the short selling of certain stocks. In the second quarter of 2008, allocations were made to MainStay 130/30 High Yield Fund. Although returns were not positive, the investment was successful in that MainStay 130/30 High Yield Fund outperformed MainStay High Yield Corporate Bond Fund (another Underlying High Yield Fund) by a significant margin for the portion of the reporting period that the 130/30 investment was held in the Fund.

Similar moves involving MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund had little impact on performance, since the returns of these

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. Performance for Class R3 shares prior to 4/30/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Class R3 shares might have been lower.
3. See footnote on page 19 for more information on Lipper Inc.
4. See footnote on page 19 for more information on the S&P 500(R) Index.
5. See footnote on page 19 for more information on the Barclays Capital Aggregate Bond Index.
6. See footnote on page 19 for more information on the MSCI EAFE(R) Index.

THE DISCLOSURE ON PAGES 24 AND 25 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


22    MainStay Retirement 2020 Fund

Underlying Funds were not materially different from those of their Underlying Fund counterparts. An investment in MainStay 130/30 International Fund was modestly disappointing, since this Underlying Fund slightly underperformed the MSCI EAFE(R) Index.

The Fund entered the reporting period with a pronounced bias toward growth stocks. This bias was gradually removed during the first half of 2008, primarily by reducing the Fund's position in MainStay Growth Equity Fund. The timing of that decision was positive, since the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

Finally, the Fund had a lower-than-usual allocation to high-yield bonds for the first half of the reporting period, with the remaining dollars reallocated to the JPMorgan Equity Market Neutral Fund. The allocations were reversed in April through the Fund's investments in MainStay 130/30 High Yield Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

All of the Underlying Equity Funds in which the Fund invested generated negative returns during the reporting period, but the dispersion of returns among the Underlying Equity Funds was surprisingly tight. Most Underlying Domestic Equity Funds in which the Fund invested generated gross returns between -36% and -40% during the reporting period.

MainStay Large Cap Growth Fund and MainStay MAP Fund were the Fund's best-performing Underlying Equity Funds by a small margin. Since the positions were sizeable, these two Underlying Funds were also the strongest contributors to the Fund's performance.

The Fund's international holdings were particularly weak in comparison to the S&P 500(R) Index. T. Rowe Price Emerging Markets Stock Fund provided the lowest total return and had the greatest negative impact on the Fund's relative performance. Lazard International Small Cap Portfolio provided the second-worst total return and relative impact. Although both of these positions were relatively small, the performance gap between domestic and international stocks was substantial.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Distress in the housing market led to large losses in bank portfolios and raised liquidity issues for many types of debt instruments. These forces, which ultimately precipitated the economy's decline, were also the root cause of dramatic widening of credit spreads.(7) With the exception of inflation-adjusted instruments, government securities were among the only debt instruments that fared well during 12-month reporting period, although investment-grade bonds managed to generate slightly positive returns.

As default risk soared, the lowest-grade corporate borrowers underperformed. Bank loans also performed poorly when banks were forced to deleverage by selling otherwise healthy loans. These developments particularly hurt the Fund's position in MainStay Floating Rate Fund.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

We made two noteworthy changes to the Fund's fixed-income allocation during the 12-month reporting period. First, we decided to remove the Fund's bias against high-yield bonds by investing in MainStay 130/30 High Yield Fund. Second, we shifted some assets out of MainStay Indexed Bond Fund into MainStay Institutional Bond Fund. Our motive was to take advantage of widened spreads available on commercial and residential mortgage-backed securities and to slightly shorten the duration(8) of the fixed-income portion of the Fund. By the end of the reporting period, the Fund's allocation in MainStay Institutional Bond Fund had not yet yielded positive returns.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

MainStay Indexed Bond Fund and MainStay Intermediate Bond Fund were the Fund's best-performing Underlying Fixed Income Funds during the reporting period. The Fund's weakest-performing Underlying Fixed Income Funds were MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund.



7. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    23

MainStay Retirement 2020 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in Unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of the Underlying Funds in which the Fund invests. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time help to manage risk, they do not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.



24    MainStay Retirement 2020 Fund

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES OF UNDERLYING MONEY MARKET FUNDS THAT IT HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN
  NOTE 11.

  Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    25

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                    SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 94.5%+
----------------------------------------------------------

EQUITY FUNDS 66.2%
MainStay 130/30 Core Fund Class
  I                                 82,327   $     495,608
MainStay 130/30 Growth Fund
  Class I (a)                       29,634         198,844
MainStay 130/30 International
  Fund Class I                     139,624         727,442
MainStay Common Stock Fund
  Class I                          233,424       2,175,515
MainStay Growth Equity Fund
  Class I                           94,204         781,896
MainStay ICAP Equity Fund Class
  I                                 74,523       2,009,878
MainStay ICAP International
  Fund Class I                      61,572       1,369,976
MainStay ICAP Select Equity
  Fund Class I                      78,949       2,026,614
MainStay International Equity
  Fund Class I                     105,813       1,169,229
MainStay Large Cap Growth Fund
  Class I (a)                      635,853       3,045,736
MainStay MAP Fund Class I           79,667       1,872,982
MainStay S&P 500 Index Fund
  Class I                           23,935         543,078
MainStay Small Cap Growth Fund
  Class I (a)(b)                    28,060         296,029
MainStay Small Cap Opportunity
  Fund Class I                      16,504         170,650
MainStay Value Fund Class I         41,100         556,500
                                             -------------
                                                17,439,977
                                             -------------


FIXED INCOME FUNDS 28.3%
MainStay 130/30 High Yield Fund
  Class I                           79,554         641,209
MainStay Floating Rate Fund
  Class I                           60,681         461,779
MainStay High Yield Corporate
  Bond Fund Class I                134,014         616,463
MainStay Indexed Bond Fund
  Class I                          414,287       4,279,588
MainStay Institutional Bond
  Fund Class I                      72,811         676,418
MainStay Intermediate Term Bond
  Fund Class I                      82,607         772,380
                                             -------------
                                                 7,447,837
                                             -------------
Total Affiliated Investment
  Companies
  (Cost $30,346,401)                            24,887,814
                                             -------------



UNAFFILIATED INVESTMENT COMPANIES 5.3%
----------------------------------------------------------

EQUITY FUNDS 3.6%
Lazard International Small Cap
  Portfolio Institutional
  Shares                            59,303         302,444
T. Rowe Price Emerging Markets
  Stock Fund                        35,669         637,759
                                             -------------
                                                   940,203
                                             -------------


FIXED INCOME FUND 1.7%
American Century International
  Bond Fund Institutional Class     35,103         458,801
                                             -------------
Total Unaffiliated Investment
  Companies
  (Cost $2,072,536)                              1,399,004
                                             -------------
Total Investments
  (Cost $32,418,937) (c)              99.8%     26,286,818
Cash and Other Assets, Less
  Liabilities                          0.2          42,068
                                     -----    ------------
Net Assets                           100.0%  $  26,328,886
                                     =====    ============






+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At October 31, 2008, cost is $32,943,244
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $     7,153
Gross unrealized depreciation       (6,663,579)
                                   -----------
Net unrealized depreciation        $(6,656,426)
                                   ===========






26    MainStay Retirement 2020 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $30,346,401)                   $24,887,814
Investments in unaffiliated
  investment companies, at value
  (identified cost $2,072,536)          1,399,004
Receivables:
  Investment securities sold               75,020
  Fund shares sold                         49,186
  Manager (See Note 3)                     12,577
  Dividends and interest                    2,765
Other assets                               35,092
                                      -----------
     Total assets                      26,461,458
                                      -----------
LIABILITIES:
Due to custodian                           75,020
Payables:
  Shareholder communication                21,308
  Professional fees                        14,303
  Transfer agent (See Note 3)               8,795
  Custodian                                 5,768
  NYLIFE Distributors (See Note 3)          1,387
  Directors                                    75
Accrued expenses                            5,916
                                      -----------
     Total liabilities                    132,572
                                      -----------
Net assets                            $26,328,886
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    35,354
Additional paid-in capital             32,612,975
                                      -----------
                                       32,648,329
Accumulated undistributed net
  investment income                       279,870
Accumulated net realized loss on
  investments                            (467,194)
Net unrealized depreciation on
  investments                          (6,132,119)
                                      -----------
Net assets                            $26,328,886
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   341,741
                                      ===========
Shares of capital stock outstanding        45,970
                                      ===========
Net asset value per share
  outstanding                         $      7.43
Maximum sales charge (5.50% of
  offering price)                            0.43
                                      -----------
Maximum offering price per share
  outstanding                         $      7.86
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 4,939,534
                                      ===========
Shares of capital stock outstanding       663,929
                                      ===========
Net asset value per share
  outstanding                         $      7.44
Maximum sales charge (5.50% of
  offering price)                            0.43
                                      -----------
Maximum offering price per share
  outstanding                         $      7.87
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $19,742,949
                                      ===========
Shares of capital stock outstanding     2,649,820
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.45
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 1,304,662
                                      ===========
Shares of capital stock outstanding       175,716
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.42
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $   279,634
  Dividend distributions from
     unaffiliated investment
     companies                             44,093
  Interest                                     43
                                      -----------
     Total income                         323,770
                                      -----------
EXPENSES:
  Offering (See Note 2)                    46,790
  Registration                             42,494
  Professional fees                        37,834
  Transfer agent--Investor Class
     (See Note 3)                             348
  Transfer agent--Class A (See Note
     3)                                     8,262
  Transfer agent --Classes I and R3
     (See Note 3)                          22,755
  Shareholder communication                24,590
  Manager (See Note 3)                     14,803
  Custodian                                11,589
  Distribution/Service--Investor
     Class (See Note 3)                       368
  Distribution/Service--Class A (See
     Note 3)                               10,887
  Distribution/Service--Class R3
     (See Note 3)                             200
  Directors                                   430
  Distribution--Class R3 (See Note
     3)                                       200
  Shareholder service--Class R3 (See
     Note 3)                                   80
  Miscellaneous                             6,238
                                      -----------
     Total expenses before
       waiver/reimbursement               227,868
  Expense waiver/reimbursement from
     Manager (See Note 3)                (197,493)
                                      -----------
     Net expenses                          30,375
                                      -----------
Net investment income                     293,395
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                        (732,066)
  Unaffiliated investment company
     transactions                         202,797
  Distributions from affiliated
     investment companies                  52,073
  Distributions from unaffiliated
     investment companies                  29,345
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                   (447,851)
                                      -----------
Net change in unrealized
  appreciation on investments          (6,157,303)
                                      -----------
Net realized and unrealized loss on
  investments                          (6,605,154)
                                      -----------
Net decrease in net assets resulting
  from operations                     $(6,311,759)
                                      ===========






28    MainStay Retirement 2020 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2008 AND THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS)
THROUGH OCTOBER 31, 2007


                                        2008       2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income           $   293,395   $  2,744
 Net realized gain (loss) from
  affiliated and unaffiliated
  investment companies              (447,851)     4,722
 Net change in unrealized
  appreciation on investments     (6,157,303)    25,184
                                 ----------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (6,311,759)    32,650
                                 ----------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                           (1,259)        --
    Class I                          (34,261)        --
                                 ----------------------
                                     (35,520)        --
                                 ----------------------
 From net realized gain on investments:
    Class A                             (217)        --
    Class I                           (4,611)        --
                                 ----------------------
                                      (4,828)        --
                                 ----------------------
 Total dividends and
  distributions to shareholders      (40,348)        --
                                 ----------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          35,771,786    704,014
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions                       40,348         --
 Cost of shares redeemed          (3,867,755)       (50)
                                 ----------------------
    Increase in net assets
     derived from capital share
     transactions                 31,944,379    703,964
                                 ----------------------
    Net increase in net assets    25,592,272    736,614

NET ASSETS:
Beginning of period                  736,614         --
                                 ----------------------
End of period                    $26,328,886   $736,614
                                 ======================
Accumulated undistributed net
 investment income at end of
 period                          $   279,870   $  2,744
                                 ======================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     INVESTOR CLASS              CLASS A                       CLASS I               CLASS R3
                                     --------------    --------------------------    --------------------------    -----------
                                      FEBRUARY 28,                      JUNE 29,                      JUNE 29,        MAY 1,
                                         2008**            YEAR          2007**          YEAR          2007**         2008**
                                         THROUGH          ENDED         THROUGH         ENDED         THROUGH        THROUGH
                                       OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                     -----------------------------------------------------------------------------------------
                                          2008             2008           2007           2008           2007           2008

Net asset value at
  beginning of period                    $  9.83         $ 10.57        $10.00         $ 10.57         $10.00        $  9.98
                                         -------         -------        -------        -------         ------        -------
Net investment income
  (a)                                       0.12            0.17           0.04           0.19           0.05           0.10
Net realized and
  unrealized gain
  (loss) on investments                    (2.52)          (3.25)          0.53          (3.24)          0.52          (2.66)
                                         -------         -------        -------        -------         ------        -------
Total from investment
  operations                               (2.40)          (3.08)          0.57          (3.05)          0.57          (2.56)
                                         -------         -------        -------        -------         ------        -------
Less dividends and
  distributions:
  From net investment
     income                                   --           (0.04)            --          (0.06)            --             --
  From net realized
     gain on
     investments                              --           (0.01)            --          (0.01)            --             --
                                         -------         -------        -------        -------         ------        -------
Total dividends and
  distributions                               --           (0.05)            --          (0.07)            --             --
                                         -------         -------        -------        -------         ------        -------
Net asset value at end
  of period                              $  7.43         $  7.44        $ 10.57        $  7.45         $10.57        $  7.42
                                         =======         =======        =======        =======         ======        =======
Total investment return
  (b)(e)                                  (24.42%)(c)     (29.25%)         5.70%(c)     (29.14%)         5.80%(c)     (25.65%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                     2.02%++         1.79%          1.32%++        2.06%          1.56%++        2.61%++
  Net expenses (d)                          0.47%++         0.38%          0.38%++        0.13%          0.13%++        0.73%++
  Expenses (before
     waiver/reimburse-
     ment) (d)                              1.48%++         1.74%         35.65%++        1.45%         35.16%++        1.81%++
Portfolio turnover rate                      134%            134%            25%           134%            25%           134%
Net assets at end of
  period (in 000's)                      $   342         $ 4,940        $   297        $19,743         $  440        $ 1,305




(**)  Commencement of operations.
(++)  Annualized.
(a)   Per share data based on average shares outstanding during the period.
(b)   Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I and Class R3 shares are not subject to sales charges.
(c)   Total return is not annualized.
(d)   In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
      Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)   Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





30    MainStay Retirement 2020 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY RETIREMENT 2030 FUND
INVESTMENT AND PERFORMANCE COMPARISON1

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR      (6/29/07)
------------------------------------------------
With sales charges         (37.69%)     (26.63%)
Excluding sales charges    (34.07)      (23.48)



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                  LEHMAN BROTHERS
                                          S&P 500    MSCI EAFE     AGGREGATE BOND
                        INVESTOR CLASS     INDEX       INDEX           INDEX
                        --------------    -------    ---------    ---------------
6/29/07                       9450         10000       10000           10000
                             10008         10365       10619           10377
10/31/08                      6598          6624        5668           10408






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR      (6/29/07)
------------------------------------------------
With sales charges         (37.60%)     (26.55%)
Excluding sales charges    (33.97)      (23.39)



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                            LEHMAN BROTHERS
                                    S&P 500    MSCI EAFE     AGGREGATE BOND
                         CLASS A     INDEX       INDEX           INDEX
                         -------    -------    ---------    ---------------
6/29/07                   23625      25000       25000           25000
                          25019      25913       26548           25942
10/31/08                  16520      16560       14170           26021






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                             SINCE
AVERAGE ANNUAL                    ONE      INCEPTION
TOTAL RETURNS                    YEAR      (6/29/07)
----------------------------------------------------
                               (33.86%)     (23.25%)



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                 LEHMAN BROTHERS
                         S&P 500    MSCI EAFE     AGGREGATE BOND
              CLASS I     INDEX       INDEX           INDEX
              -------    -------    ---------    ---------------
6/29/07        10000      10000       10000           10000
               10600      10365       10619           10377
10/31/08        7010       6624        5668           10408





1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    31

CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                 SINCE
AVERAGE ANNUAL        ONE      INCEPTION
TOTAL RETURNS        YEAR      (6/29/07)
----------------------------------------
                   (34.18%)     (23.64%)



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                            LEHMAN BROTHERS
                                    S&P 500    MSCI EAFE     AGGREGATE BOND
                        CLASS R3     INDEX       INDEX           INDEX
                        --------    -------    ---------    ---------------
6/29/07                   10000      10000       10000           10000
10/31/07                  10577      10365       10619           10377
10/31/08                   6962       6624        5668           10408







 BENCHMARK PERFORMANCE                                      ONE        SINCE
                                                           YEAR      INCEPTION
------------------------------------------------------------------------------
S&P 500(R) Index(4)                                      (36.10%)     (26.42%)
MSCI EAFE(R) Index(5)                                    (46.62)      (34.49)
Barclays Capital Aggregate Bond Index(6)                   0.30         3.05
Average Lipper mixed-asset target 2030 fund(7)           (37.32)      (27.18)



   Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.
2. From inception (June 29, 2007) through February 27, 2008, performance for Investor Class shares (first offered February 28, 2008) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses and fee waivers/expense limitations of Investor Class shares upon initial offer. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R3 shares, which were first created on June 29, 2007, did not have shares outstanding until receipt of investment on April 30, 2008, and did not commence operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 29, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Barclays Capital has recently completed its acquisition of Lehman Brothers' North America Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. Lipper, Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



32    MainStay Retirement 2030 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $709.00         $2.06          $1,022.70         $2.44
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $710.00         $1.63          $1,023.20         $1.93
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $710.30         $0.52          $1,024.50         $0.61
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $709.00         $3.09          $1,021.50         $3.66
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.48% for Investor Class, 0.38% for Class A, 0.12% for Class I and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                   mainstayinvestments.com    33

 INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Total Return                                    40.40
Growth of Capital                               38.50
Capital Appreciation                            15.00
Current Income                                   5.90
Cash and Other Assets, Less Liabilities          0.20





See Portfolio of Investments on page 39 for specific holdings within these categories.







34    MainStay Retirement 2030 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY RETIREMENT 2030 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Retirement 2030 Fund returned -34.07% for Investor Class shares(1) and -33.97% for Class A shares for the 12 months ended October 31, 2008. Over the same period, Class I shares returned -33.86% and Class R3 shares(2) returned -34.18%. All share classes outperformed the -37.32% return of the average Lipper(3) mixed-asset target 2030 fund and the -36.10% return of the S&P 500(R) Index(4) for the 12 months ended October 31, 2008. As of October 31, 2008, Class R1 and Class R2 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 31 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED THE PERFORMANCE OF THE FUND RELATIVE TO ITS PEERS AND ITS BENCHMARK?

The Fund invests in other mutual funds known as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels or in fixed-income securities. Not all of these asset categories are reflected in the S&P 500(R) Index.

During the reporting period, the fixed-income portion of the Fund invested in Underlying Funds that contained high-yield debt securities and Underlying Funds that held floating-rate loans. These asset categories fell far short of the investment-grade bonds of the Barclays Capital Aggregate Bond Index,(5) against which the Fund typically measures its fixed-income performance. In the equity portion of the Fund, investments in Underlying Funds that contained emerging-market equities trailed the performance of the MSCI EAFE(R) Index,(6) the Fund's international equity benchmark. Among U.S. equities, strategic investments in Underlying Funds that held mid-cap stocks trailed the performance of the large-cap S&P 500(R) Index.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund we consider a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio manager responsible for the Underlying Funds. In general, we seek Underlying Equity Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS TO UNDERLYING FUNDS DURING THE REPORTING PERIOD?

During the 12-month reporting period, the Fund made its first investments in 130/30 Underlying Funds, which typically allow a portfolio manager to exploit a larger set of opportunities through a certain amount of short selling of securities the portfolio manager believes to be overpriced. During the same period, however, regulatory authorities in several countries enacted temporary rules prohibiting the short selling of certain stocks. In the second quarter of 2008, allocations were made to MainStay 130/30 High Yield Fund. Although returns were not positive, the investment was successful in that MainStay 130/30 High Yield Fund outperformed MainStay High Yield Corporate Bond Fund (another Underlying High Yield Fund) by a significant margin for the portion of the reporting period that the 130/30 investment was held in the Fund.

Similar moves involving MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund had little impact on performance, since the returns of these Underlying Funds were not materially different from those of their Underlying Fund counterparts. An investment in

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. Performance for Class R3 shares prior to 4/30/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Class R3 shares might have been lower.
3. See footnote on page 32 for more information on Lipper Inc.
4. See footnote on page 32 for more information on the S&P 500(R) Index.
5. See footnote on page 32 for more information on the Barclays Capital Aggregate Bond Index.
6. See footnote on page 32 for more information on the MSCI EAFE(R) Index.

THE DISCLOSURE ON PAGES 37 AND 38 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   mainstayinvestments.com    35

MainStay 130/30 International Fund was modestly disappointing, since this Underlying Fund slightly underperformed the MSCI EAFE(R) Index.

The Fund entered the reporting period with a pronounced bias toward growth stocks. This bias was gradually removed during the first half of 2008, primarily by reducing the Fund's position in MainStay Growth Equity Fund. The timing of that decision was positive, since the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

Finally, the Fund had a lower-than-usual allocation to high-yield bonds for the first half of the reporting period, with the remaining dollars reallocated to the JPMorgan Equity Market Neutral Fund. The allocations were reversed in April through the Fund's investments in MainStay 130/30 High Yield Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

All of the Underlying Equity Funds in which the Fund invested generated negative returns during the reporting period, but the dispersion of returns among the Underlying Equity Funds was surprisingly tight. Most Underlying Domestic Equity Funds in which the Fund invested generated gross returns between -36% and -40% during the reporting period.

MainStay Large Cap Growth Fund and MainStay MAP Fund were the Fund's best-performing Underlying Equity Funds by a small margin. Since the positions were sizeable, these two Underlying Funds were also the strongest contributors to the Fund's performance.

The Fund's international holdings were particularly weak in comparison to the S&P 500(R) Index. T. Rowe Price Emerging Markets Stock Fund provided the lowest total return and had the greatest negative impact on the Fund's relative performance. Lazard International Small Cap Portfolio provided the second-worst total return and relative impact. Although both of these positions were relatively small, the performance gap between domestic and international stocks was substantial.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Distress in the housing market led to large losses in bank portfolios and raised liquidity issues for many types of debt instruments. These forces, which ultimately precipitated the economy's decline, were also the root cause of dramatic widening of credit spreads.(7) With the exception of inflation-adjusted instruments, government securities were among the only debt instruments that fared well during 12-month reporting period, although investment-grade bonds managed to generate slightly positive returns.

As default risk soared, the lowest-grade corporate borrowers underperformed. Bank loans also performed poorly when banks were forced to deleverage by selling otherwise healthy loans. These developments particularly hurt the Fund's position in MainStay Floating Rate Fund.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

We made two noteworthy changes to the Fund's fixed-income allocation during the 12-month reporting period. First, we decided to remove the Fund's bias against high-yield bonds by investing in MainStay 130/30 High Yield Fund. Second, we shifted some assets out of MainStay Indexed Bond Fund into MainStay Institutional Bond Fund. Our motive was to take advantage of widened spreads available on commercial and residential mortgage-backed securities and to slightly shorten the duration(8) of the fixed-income portion of the Fund. By the end of the reporting period, the Fund's allocation in MainStay Institutional Bond Fund had not yet yielded positive returns.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

MainStay Indexed Bond Fund and MainStay Intermediate Bond Fund were the Fund's best-performing Underlying Fixed Income Funds during the reporting period. The Fund's weakest-performing Underlying Fixed Income Funds were MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund.




7. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



36    MainStay Retirement 2030 Fund

MainStay Retirement 2030 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in Unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of the Underlying Funds in which the Fund invests. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time help to manage risk, they do not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.


                                                   mainstayinvestments.com    37

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES OF UNDERLYING MONEY MARKET FUNDS THAT IT HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN
  NOTE 11.

Before making an investment in the Fund, you should consider all the risks associated with it.




38    MainStay Retirement 2030 Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                     SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 93.6%+
-----------------------------------------------------------

EQUITY FUNDS 77.5%
MainStay 130/30 Core Fund Class
  I                                 119,433   $     718,987
MainStay 130/30 Growth Fund
  Class I (a)                        36,464         244,671
MainStay 130/30 International
  Fund Class I                      213,099       1,110,245
MainStay Common Stock Fund
  Class I                           336,813       3,139,097
MainStay Growth Equity Fund
  Class I                           111,033         921,576
MainStay ICAP Equity Fund Class
  I                                 101,859       2,747,132
MainStay ICAP International
  Fund Class I                       85,872       1,910,641
MainStay ICAP Select Equity
  Fund Class I                      107,897       2,769,724
MainStay International Equity
  Fund Class I                      165,141       1,824,805
MainStay Large Cap Growth Fund
  Class I (a)                       898,029       4,301,559
MainStay MAP Fund Class I           120,488       2,832,683
MainStay S&P 500 Index Fund
  Class I                            27,242         618,132
MainStay Small Cap Growth Fund
  Class I (a)(b)                     50,247         530,107
MainStay Small Cap Opportunity
  Fund Class I                       38,019         393,118
MainStay Value Fund Class I          45,067         610,209
                                              -------------
                                                 24,672,686

                                              -------------

FIXED INCOME FUNDS 16.1%
MainStay 130/30 High Yield Fund
  Class I                            95,865         772,669
MainStay Floating Rate Fund
  Class I                            72,910         554,847
MainStay High Yield Corporate
  Bond Fund Class I                 119,347         548,996
MainStay Indexed Bond Fund
  Class I                           236,837       2,446,531
MainStay Institutional Bond
  Fund Class I                       38,714         359,657
MainStay Intermediate Term Bond
  Fund Class I                       46,562         435,358
                                              -------------
                                                  5,118,058
                                              -------------
Total Affiliated Investment
  Companies (Cost $37,187,404)                   29,790,744
                                              -------------


UNAFFILIATED INVESTMENT COMPANIES 6.2%
-----------------------------------------------------------

EQUITY FUNDS 4.5%
Lazard International Small Cap
  Portfolio Institutional
  Shares                             88,406         450,871
T. Rowe Price Emerging Markets
  Stock Fund                         54,227         969,573
                                              -------------
                                                  1,420,444

                                              -------------

FIXED INCOME FUND 1.7%
American Century International
  Bond Fund Institutional Class      42,236         552,027
                                              -------------
Total Unaffiliated Investment
  Companies (Cost $2,959,643)                     1,972,471
                                              -------------
Total Investments
  (Cost $40,147,047) (c)               99.8%     31,763,215
Cash and Other Assets,
  Less Liabilities                      0.2          68,818
                                      -----    ------------
Net Assets                            100.0%  $  31,832,033
                                      =====    ============






+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At October 31, 2008, cost is $40,658,632
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation       $     7,423
Gross unrealized depreciation        (8,902,840)
                                    -----------
Net unrealized depreciation         $(8,895,417)
                                    ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              39

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $37,187,404)                   $29,790,744
Investments in unaffiliated
  investment companies, at value
  (identified cost $2,959,643)          1,972,471
Cash                                       34,191
Receivables:
  Fund shares sold                         87,289
  Manager (See Note 3)                     12,564
  Dividends and interest                    3,423
Other assets                               39,585
                                      -----------
     Total assets                      31,940,267
                                      -----------
LIABILITIES:
Payables:
  Investment securities purchased          50,256
  Shareholder communication                19,029
  Professional fees                        15,287
  Transfer agent (See Note 3)              10,372
  Custodian                                 5,497
  NYLIFE Distributors (See Note 3)          1,763
  Directors                                    90
Accrued expenses                            5,940
                                      -----------
     Total liabilities                    108,234
                                      -----------
Net assets                            $31,832,033
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    45,903
Additional paid-in capital             40,436,428
                                      -----------
                                       40,482,331
Accumulated undistributed net
  investment income                       202,954
Accumulated net realized loss on
  investments                            (469,420)
Net unrealized depreciation on
  investments                          (8,383,832)
                                      -----------
Net assets                            $31,832,033
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   104,081
                                      ===========
Shares of capital stock outstanding        15,041
                                      ===========
Net asset value per share
  outstanding                         $      6.92
Maximum sales charge (5.50% of
  offering price)                            0.40
                                      -----------
Maximum offering price per share
  outstanding                         $      7.32
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 4,784,161
                                      ===========
Shares of capital stock outstanding       691,002
                                      ===========
Net asset value per share
  outstanding                         $      6.92
Maximum sales charge (5.50% of
  offering price)                            0.40
                                      -----------
Maximum offering price per share
  outstanding                         $      7.32
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $23,248,865
                                      ===========
Shares of capital stock outstanding     3,350,106
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.94
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 3,694,926
                                      ===========
Shares of capital stock outstanding       534,131
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.92
                                      ===========






40    MainStay Retirement 2030 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies             $   207,940
  Dividend distributions from
     unaffiliated investment
     companies                             42,505
  Interest                                     32
                                      -----------
     Total income                         250,477
                                      -----------
EXPENSES:
  Offering (See Note 2)                    46,811
  Registration                             43,097
  Professional fees                        37,537
  Transfer agent--Investor Class
     (See Note 3)                             116
  Transfer agent--Class A (See Note
     3)                                     8,305
  Transfer agent--Classes I and R3
     (See Note 3)                          25,794
  Shareholder communication                21,490
  Manager (See Note 3)                     15,539
  Custodian                                11,584
  Distribution/Service--Investor
     Class (See Note 3)                       126
  Distribution/Service--Class A (See
     Note 3)                               10,922
  Distribution/Service--Class R3
     (See Note 3)                             418
  Directors                                   476
  Distribution--Class R3 (See Note
     3)                                       418
  Shareholder service--Class R3 (See
     Note 3)                                  167
  Miscellaneous                             6,223
                                      -----------
     Total expenses before
       waiver/reimbursement               229,023
  Expense waiver/reimbursement from
     Manager (See Note 3)                (197,502)
                                      -----------
     Net expenses                          31,521
                                      -----------
Net investment income                     218,956
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                        (584,284)
  Unaffiliated investment company
     transactions                          26,176
  Distributions from affiliated
     investment companies                  89,067
  Distributions from unaffiliated
     investment companies                  34,205
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                   (434,836)
                                      -----------
Net change in unrealized
  appreciation on investments          (8,411,513)
                                      -----------
Net realized and unrealized loss on
  investments                          (8,846,349)
                                      -----------
Net decrease in net assets resulting
  from operations                     $(8,627,393)
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              41

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2008 AND FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007


                                        2008       2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income           $   218,956   $  1,572
 Net realized gain (loss) from
  affiliated and unaffiliated
  investment companies              (434,836)     6,125
 Net change in unrealized
  appreciation on investments     (8,411,513)    27,681
                                 ----------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (8,627,393)    35,378
                                 ----------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                           (2,589)        --
    Class I                          (49,234)        --
                                 ----------------------
                                     (51,823)        --
                                 ----------------------
 From net realized gain on investments:
    Class A                             (366)        --
    Class I                           (6,094)        --
                                 ----------------------
                                      (6,460)        --
                                 ----------------------
 Total dividends and
  distributions to shareholders      (58,283)        --
                                 ----------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          43,909,873    624,135
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions                       58,283         --
 Cost of shares redeemed          (4,042,945)   (67,015)
                                 ----------------------
    Increase in net assets
     derived from capital share
     transactions                 39,925,211    557,120
                                 ----------------------
    Net increase in net assets    31,239,535    592,498

NET ASSETS:
Beginning of period                  592,498         --
                                 ----------------------
End of period                    $31,832,033   $592,498
                                 ======================
Accumulated undistributed net
 investment income at end of
 period                          $   202,954   $  1,572
                                 ======================






42    MainStay Retirement 2030 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS              CLASS A                       CLASS I               CLASS R3
                            --------------    --------------------------    --------------------------    -----------
                             FEBRUARY 28,                      JUNE 29,                      JUNE 29,        MAY 1,
                                2008**            YEAR          2007**          YEAR          2007**         2008**
                                THROUGH          ENDED         THROUGH         ENDED         THROUGH        THROUGH
                              OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                            -----------------------------------------------------------------------------------------
                                 2008             2008           2007           2008           2007           2008

Net asset value at
  beginning of period           $  9.60         $ 10.59         $10.00        $ 10.60         $10.00        $  9.76
                                -------         -------         ------        -------         ------        -------
Net investment income              0.07 (a)        0.11 (a)       0.02           0.13 (a)       0.03           0.03 (a)
Net realized and
  unrealized gain (loss)
  on investments                  (2.75)          (3.69)          0.57          (3.69)          0.57          (2.87)
                                -------         -------         ------        -------         ------        -------
Total from investment
  operations                      (2.68)          (3.58)          0.59          (3.56)          0.60          (2.84)
                                -------         -------         ------        -------         ------        -------
Less dividends and
  distributions:
  From net investment
     income                          --           (0.08)            --          (0.09)            --             --
  From net realized gain
     on investments                  --           (0.01)            --          (0.01)            --             --
                                -------         -------         ------        -------         ------        -------
Total dividends and
  distributions                      --           (0.09)            --          (0.10)            --             --
                                -------         -------         ------        -------         ------        -------
Net asset value at end of
  period                        $  6.92         $  6.92         $10.59        $  6.94         $10.60        $  6.92
                                =======         =======         ======        =======         ======        =======
Total investment return
  (c)(e)                         (27.92%)(b)     (33.97%)         5.90%(b)     (33.86%)         6.00%(b)     (29.10%)(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            1.26%++         1.22%          0.71%++        1.49%          0.96%++        0.79%++
  Net expenses (d)                 0.46%++         0.38%          0.38%++        0.13%          0.13%++        0.73%++
  Expenses (before
     waiver/reimbursement)
     (d)                           1.42%++         1.76%         35.87%++        1.36%         35.62%++        1.69%++
Portfolio turnover rate             148%            148%            42%           148%            42%           148%
Net assets at end of
  period (in 000's)             $   104         $ 4,784         $  306        $23,249         $  287        $ 3,695




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I and Class R3 shares are not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              43

MAINSTAY RETIREMENT 2040 FUND
INVESTMENT AND PERFORMANCE COMPARISON1

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR      (6/29/07)
------------------------------------------------
With sales charges         (39.67%)     (28.28%)
Excluding sales charges    (36.16)      (25.19)




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                  LEHMAN BROTHERS
                                          S&P 500    MSCI EAFE     AGGREGATE BOND
                        INVESTOR CLASS     INDEX       INDEX           INDEX
                        --------------    -------    ---------    ---------------
6/29/07                       9450         10000       10000           10000
                             10026         10365       10619           10377
10/31/08                      6401          6624        5668           10408






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                ONE      INCEPTION
TOTAL RETURNS                YEAR      (6/29/07)
------------------------------------------------
With sales charges         (39.59%)     (28.20%)
Excluding sales charges    (36.07)      (25.11)




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                            LEHMAN BROTHERS
                                    S&P 500    MSCI EAFE     AGGREGATE BOND
                         CLASS A     INDEX       INDEX           INDEX
                         -------    -------    ---------    ---------------
6/29/07                   23625      25000       25000           25000
                          25066      25913       26548           25942
10/31/08                  16025      16560       14170           26021






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                           SINCE
AVERAGE ANNUAL                   ONE     INCEPTION
TOTAL RETURNS                   YEAR     (6/29/07)
--------------------------------------------------
                               (35.96%)    (24.96%)




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                 LEHMAN BROTHERS
                         S&P 500    MSCI EAFE     AGGREGATE BOND
              CLASS I     INDEX       INDEX           INDEX
              -------    -------    ---------    ---------------
6/29/07        10000      10000       10000           10000
               10620      10365       10619           10377
10/31/08        6802       6624        5668           10408





1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



44    MainStay Retirement 2040 Fund

CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                              SINCE
AVERAGE ANNUAL      ONE     INCEPTION
TOTAL RETURNS      YEAR     (6/29/07)
-------------------------------------
                  (36.37%)    (25.44%)




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                            LEHMAN BROTHERS
                                    S&P 500    MSCI EAFE     AGGREGATE BOND
                        CLASS R3     INDEX       INDEX           INDEX
                        --------    -------    ---------    ---------------
6/29/07                   10000      10000       10000           10000
10/31/07                  10597      10365       10619           10377
10/31/08                   6743       6624        5668           10408







 BENCHMARK PERFORMANCE                               ONE        SINCE
                                                    YEAR      INCEPTION
-----------------------------------------------------------------------------
S&P 500(R) Index(4)                               (36.10%)     (26.42%)
MSCI EAFE(R) Index(5)                             (46.62)      (34.49)
Barclays Capital Aggregate Bond Index(6)            0.30         3.05
Average Lipper mixed-asset target 2040 fund(7)    (39.03)      (28.55)



   to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.
2. From inception (June 29, 2007) through February 27, 2008, performance for Investor Class shares (first offered February 28, 2008) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses and fee waivers/expense limitations of Investor Class shares upon initial offer. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R3 shares, which were first created on June 29, 2007, did not have shares outstanding until receipt of investment on April 30, 2008, and did not commence operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 29, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Barclays Capital has recently completed its acquisition of Lehman Brothers' North America Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    45

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2040 FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $694.10         $2.13          $1,022.60         $2.54
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $695.20         $1.41          $1,023.50         $1.68
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $695.50         $0.60          $1,024.40         $0.71
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $693.10         $3.11          $1,021.50         $3.71
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.33% for Class A, 0.14% for Class I and 0.73% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



46    MainStay Retirement 2040 Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Growth of Capital                               40.10
Total Return                                    38.60
Capital Appreciation                            16.60
Current Income                                   4.30
Cash and Other Assets, Less Liabilities          0.40





See Portfolio of Investments on page 52 for specific holdings within these categories.



                                                   mainstayinvestments.com    47

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY RETIREMENT 2040 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Retirement 2040 Fund returned -36.16% for Investor Class shares(1) and -36.07% for Class A shares for the 12 months ended October 31, 2008. Over the same period,
Class I shares returned -35.96% and Class R3 shares(2) returned -36.37%. All share classes outperformed the -39.03% return of the average Lipper(3) mixed-asset target 2040 fund. Class A and Class I shares outperformed--and Investor Class and Class R3 shares underperformed--the -36.10% return of the S&P 500(R) Index(4) for the 12 months ended October 31, 2008. As of October 31, 2008, Class R1 and Class R2 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 44 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED THE PERFORMANCE OF THE FUND RELATIVE TO ITS PEERS AND ITS BENCHMARK?

The Fund invests in other mutual funds known as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels or in fixed-income securities. Not all of these asset categories are reflected in the S&P 500(R) Index.

During the reporting period, the fixed-income portion of the Fund invested in Underlying Funds that contained high-yield debt securities and Underlying Funds that held floating-rate loans. These asset categories fell far short of the investment-grade bonds of the Barclays Capital Aggregate Bond Index,(5) against which the Fund typically measures its fixed-income performance. In the equity portion of the Fund, investments in Underlying Funds that contained emerging-market equities trailed the performance of the MSCI EAFE(R) Index,(6) the Fund's international equity benchmark. Among U.S. equities, strategic investments in Underlying Funds that held mid-cap stocks trailed the performance of the large-cap S&P 500(R) Index.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund we consider a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Funds. In general, we seek Underlying Equity Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS TO UNDERLYING FUNDS DURING THE REPORTING PERIOD?

During the 12-month reporting period, the Fund made its first investments in 130/30 Underlying Funds, which typically allow a portfolio manager to exploit a larger set of opportunities through a certain amount of short selling of securities the portfolio manager believes to be overpriced. During the same period, however, regulatory authorities in several countries enacted temporary rules prohibiting the short selling of certain stocks. In the second quarter of 2008, allocations were made to MainStay 130/30 High Yield Fund. Although returns were not positive, the investment was successful in that MainStay 130/30 High Yield Fund outperformed MainStay High Yield Corporate Bond Fund (another Underlying High Yield Fund) by a significant margin for the portion of the reporting period that the 130/30 investment was held in the Fund.

Similar moves involving MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund had little impact on performance, since the returns of these Underlying Funds were not materially different from those of

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. Performance for Class R3 shares prior to 4/30/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Class R3 shares might have been lower.
3. See footnote on page 45 for more information on Lipper Inc.
4. See footnote on page 45 for more information on the S&P 500(R) Index.
5. See footnote on page 45 for more information on the Barclays Capital Aggregate Bond Index.
6. See footnote on page 45 for more information on the MSCI EAFE(R) Index.

THE DISCLOSURE ON PAGES 50 AND 51 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


48    MainStay Retirement 2040 Fund
their Underlying Fund counterparts. An investment in MainStay 130/30 International Fund was modestly disappointing, since this Underlying Fund slightly underperformed the MSCI EAFE(R) Index.

The Fund entered the reporting period with a pronounced bias toward growth stocks. This bias was gradually removed during the first half of 2008, primarily by reducing the Fund's position in MainStay Growth Equity Fund. The timing of that decision was positive, since the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

Finally, the Fund had a lower-than-usual allocation to high-yield bonds for the first half of the reporting period, with the remaining dollars reallocated to the JPMorgan Equity Market Neutral Fund. The allocations were reversed in April through the Fund's investments in MainStay 130/30 High Yield Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

All of the Underlying Equity Funds in which the Fund invested generated negative returns during the reporting period, but the dispersion of returns among the Underlying Equity Funds was surprisingly tight. Most Underlying Domestic Equity Funds in which the Fund invested generated gross returns between -36% and -40% during the reporting period.

MainStay Large Cap Growth Fund and MainStay MAP Fund were the Fund's best-performing Underlying Equity Funds by a small margin. Since the positions were sizeable, these two Underlying Funds were also the strongest contributors to the Fund's performance.

The Fund's international holdings were particularly weak in comparison to the S&P 500(R) Index. T. Rowe Price Emerging Markets Stock Fund provided the lowest total return and had the greatest negative impact on the Fund's relative performance. Lazard International Small Cap Portfolio provided the second-worst total return and relative impact. Although both of these positions were relatively small, the performance gap between domestic and international stocks was substantial.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Distress in the housing market led to large losses in bank portfolios and raised liquidity issues for many types of debt instruments. These forces, which ultimately precipitated the economy's decline, were also the root cause of dramatic widening of credit spreads.(7) With the exception of inflation-adjusted instruments, government securities were among the only debt instruments that fared well during 12-month reporting period, although investment-grade bonds managed to generate slightly positive returns.

As default risk soared, the lowest-grade corporate borrowers underperformed. Bank loans also performed poorly when banks were forced to deleverage by selling otherwise healthy loans. These developments particularly hurt the Fund's position in MainStay Floating Rate Fund.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

We made two noteworthy changes to the Fund's fixed-income allocation during the 12-month reporting period. First, we decided to remove the Fund's bias against high-yield bonds by investing in MainStay 130/30 High Yield Fund. Second, we shifted some assets out of MainStay Indexed Bond Fund into MainStay Institutional Bond Fund. Our motive was to take advantage of widened spreads available on commercial and residential mortgage-backed securities and to slightly shorten the duration(8) of the fixed-income portion of the Fund. By the end of the reporting period, the Fund's allocation in MainStay Institutional Bond Fund had not yet yielded positive returns.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

MainStay Indexed Bond Fund and MainStay Intermediate Bond Fund were the Fund's best-performing Underlying Fixed Income Funds during the reporting period. The Fund's weakest-performing Underlying Fixed Income Funds were MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund.




7. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


                                                   mainstayinvestments.com    49

MainStay Retirement 2040 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in Unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of the Underlying Funds in which the Fund invests. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time help to manage risk, they do not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.



50    MainStay Retirement 2040 Fund

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES OF UNDERLYING MONEY MARKET FUNDS THAT IT HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN
  NOTE 11.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    51

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008



                                     SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 93.4%+
-----------------------------------------------------------

EQUITY FUNDS 82.9%
MainStay 130/30 Core Fund Class
  I                                  66,820   $     402,254
MainStay 130/30 Growth Fund
  Class I (a)                        16,785         112,628
MainStay 130/30 International
  Fund Class I                      127,801         665,846
MainStay Common Stock Fund
  Class I                           174,778       1,628,935
MainStay Growth Equity Fund
  Class I                            58,355         484,351
MainStay ICAP Equity Fund Class
  I                                  56,997       1,537,198
MainStay ICAP International
  Fund Class I                       48,863       1,087,213
MainStay ICAP Select Equity
  Fund Class I                       58,087       1,491,095
MainStay International Equity
  Fund Class I                       86,032         950,656
MainStay Large Cap Growth Fund
  Class I (a)                       491,141       2,352,566
MainStay MAP Fund Class I            64,154       1,508,265
MainStay S&P 500 Index Fund
  Class I                            17,790         403,663
MainStay Small Cap Growth Fund
  Class I (a)(b)                     39,162         413,162
MainStay Small Cap Opportunity
  Fund Class I                       31,220         322,818
MainStay Value Fund Class I          22,028         298,259
                                              -------------
                                                 13,658,909

                                              -------------

FIXED INCOME FUNDS 10.5%
MainStay 130/30 High Yield Fund
  Class I                            40,443         325,969
MainStay Floating Rate Fund
  Class I                            25,543         194,378
MainStay High Yield Corporate
  Bond Fund Class I                  41,194         189,491
MainStay Indexed Bond Fund
  Class I                            72,711         751,106
MainStay Institutional Bond
  Fund Class I                       13,161         122,265
MainStay Intermediate Term Bond
  Fund Class I                       15,454         144,493
                                              -------------
                                                  1,727,702
                                              -------------
Total Affiliated Investment
  Companies
  (Cost $19,583,196)                             15,386,611
                                              -------------


UNAFFILIATED INVESTMENT COMPANIES 6.2%
-----------------------------------------------------------

EQUITY FUNDS 5.0%
Lazard International Small Cap
  Portfolio Institutional
  Shares                             51,480         262,549
T. Rowe Price Emerging Markets
  Stock Fund                         31,304         559,709
                                              -------------
                                                    822,258

                                              -------------

FIXED INCOME FUND 1.2%
American Century International
  Bond Fund Institutional Class      14,804         193,489
                                              -------------
Total Unaffiliated Investment
  Companies
  (Cost $1,577,515)                               1,015,747
                                              -------------
Total Investments
  (Cost $21,160,711) (c)               99.6%     16,402,358
Cash and Other Assets,
  Less Liabilities                      0.4          72,888
                                      -----    ------------
Net Assets                            100.0%  $  16,475,246
                                      =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund share Class.
(c)  At October 31, 2008, cost is $21,466,898
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation       $     2,423
Gross unrealized depreciation        (5,066,963)
                                    -----------
Net unrealized depreciation         $(5,064,540)
                                    ===========






52    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $19,583,196)                   $15,386,611
Investments in unaffiliated
  investment companies, at value
  (identified cost $1,577,515)          1,015,747
Receivables:
  Fund shares sold                         84,234
  Investment securities sold               24,196
  Dividends                                 1,469
Other assets                               36,473
                                      -----------
  Total assets                         16,548,730
                                      -----------
LIABILITIES:
Due to custodian                           24,195
Payables:
  Professional fees                        16,331
  Shareholder communication                11,565
  Transfer agent (See Note 3)               5,847
  Custodian                                 5,016
  Manager (See Note 3)                      3,595
  NYLIFE Distributors (See Note 3)          1,054
  Directors                                    49
Accrued expenses                            5,832
                                      -----------
  Total liabilities                        73,484
                                      -----------
Net assets                            $16,475,246
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    24,397
Additional paid-in capital             21,469,921
                                      -----------
                                       21,494,318
Accumulated undistributed net
  investment income                        96,456
Accumulated net realized loss on
  investments                            (357,175)
Net unrealized depreciation on
  investments                          (4,758,353)
                                      -----------
Net assets                            $16,475,246
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $    80,509
                                      ===========
Shares of capital stock outstanding        11,938
                                      ===========
Net asset value per share
  outstanding                         $      6.74
Maximum sales charge (5.50% of
  offering price)                            0.39
                                      -----------
Maximum offering price per share
  outstanding                         $      7.13
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 2,364,305
                                      ===========
Shares of capital stock outstanding       350,398
                                      ===========
Net asset value per share
  outstanding                         $      6.75
Maximum sales charge (5.50% of
  offering price)                            0.39
                                      -----------
Maximum offering price per share
  outstanding                         $      7.14
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $11,263,125
                                      ===========
Shares of capital stock outstanding     1,666,234
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.76
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 2,767,307
                                      ===========
Shares of capital stock outstanding       411,087
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.73
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              53

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies             $    91,561
  Dividend distributions from
     unaffiliated investment
     companies                             28,131
  Interest                                     20
                                      -----------
     Total income                         119,712
                                      -----------
EXPENSES:
  Offering (See Note 2)                    46,819
  Registration                             42,625
  Professional fees                        33,765
  Transfer agent--Investor Class
     (See Note 3)                              79
  Transfer agent--Class A (See Note
     3)                                     4,271
  Transfer agent--Classes I and R3
     (See Note 3)                          15,191
  Shareholder communication                11,239
  Custodian                                10,485
  Manager (See Note 3)                      8,565
  Distribution/Service--Investor
     Class (See Note 3)                        93
  Distribution/Service--Class A (See
     Note 3)                                5,600
  Distribution/Service--Class R3
     (See Note 3)                             300
  Distribution--Class R3 (See Note
     3)                                       300
  Directors                                   176
  Shareholder service--Class R3 (See
     Note 3)                                  120
  Miscellaneous                             5,958
                                      -----------
     Total expenses before
       waiver/reimbursement               185,586
  Expense waiver/reimbursement from
     Manager (See Note 3)                (168,433)
                                      -----------
     Net expenses                          17,153
                                      -----------
Net investment income                     102,559
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                        (435,119)
  Unaffiliated investment company
     transactions                          38,960
  Distributions from affiliated
     investment companies                  28,461
  Distributions from unaffiliated
     investment companies                  21,588
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                   (346,110)
                                      -----------
Net change in unrealized
  appreciation on investments          (4,784,701)
                                      -----------
Net realized and unrealized loss on
  investments                          (5,130,811)
                                      -----------
Net decrease in net assets resulting
  from operations                     $(5,028,252)
                                      ===========






54    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2008 AND THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS)
THROUGH OCTOBER 31, 2007


                                        2008       2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income           $   102,559   $  1,056
 Net realized gain (loss) from
  affiliated and unaffiliated
  investment companies              (346,110)     3,670
 Net change in unrealized
  appreciation on investments     (4,784,701)    26,348
                                 ----------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (5,028,252)    31,074
                                 ----------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                             (980)        --
    Class I                          (17,159)        --
                                 ----------------------
                                     (18,139)        --
                                 ----------------------
 From net realized gain on investments:
    Class A                             (264)        --
    Class I                           (3,491)        --
                                 ----------------------
                                      (3,755)        --
                                 ----------------------
 Total dividends and
 distributions to shareholders       (21,894)        --
                                 ----------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          22,891,215    506,732
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions                       21,894         --
 Cost of shares redeemed          (1,925,473)       (50)
                                 ----------------------
    Increase in net assets
     derived from capital share
     transactions                 20,987,636    506,682
                                 ----------------------
    Net increase in net assets    15,937,490    537,756

NET ASSETS:
Beginning of period                  537,756         --
                                 ----------------------
End of period                    $16,475,246   $537,756
                                 ======================
Accumulated undistributed net
 investment income at end of
 period                          $    96,456   $  1,056
                                 ======================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              55

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          INVESTOR CLASS              CLASS A                       CLASS I               CLASS R3
                          --------------    --------------------------    --------------------------    -----------
                           FEBRUARY 28,                      JUNE 29,                      JUNE 29,        MAY 1,
                              2008**            YEAR          2007**          YEAR          2007**         2008**
                              THROUGH          ENDED         THROUGH         ENDED         THROUGH        THROUGH
                            OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                          -----------------------------------------------------------------------------------------
                               2008             2008           2007           2008           2007           2008

Net asset value at
  beginning of period         $  9.56         $ 10.61         $10.00        $ 10.61         $10.00        $  9.71
                              -------         -------         ------        -------         ------        -------
Net investment income
  (a)                            0.06            0.10           0.02           0.11           0.03           0.04
Net realized and
  unrealized gain (loss)
  on investments                (2.88)          (3.91)          0.59          (3.90)          0.58          (3.02)
                              -------         -------         ------        -------         ------        -------
Total from investment
  operations                    (2.82)          (3.81)          0.61          (3.79)          0.61          (2.98)
                              -------         -------         ------        -------         ------        -------
Less dividends and
  distributions:
  From net investment
     income                        --           (0.04)            --          (0.05)            --             --
  From net realized gain
     on investments                --           (0.01)            --          (0.01)            --             --
                              -------         -------         ------        -------         ------        -------
Total dividends and
  distributions                    --           (0.05)            --          (0.06)            --             --
                              -------         -------         ------        -------         ------        -------
Net asset value at end
  of period                   $  6.74         $  6.75         $10.61        $  6.76         $10.61        $  6.73
                              =======         =======         ======        =======         ======        =======
Total investment return
  (c)(e)                       (29.50%)(b)     (36.07%)         6.10%(b)     (35.96%)         6.20%(b)     (30.69%)(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.10%++         1.07%          0.49%++        1.25%          0.75%++        1.07%++
  Net expenses (d)               0.46%++         0.38%          0.38%++        0.13%          0.13%++        0.73%++
  Expenses (before
     waiver/reimburse-
     ment) (d)                   1.93%++         2.57%         39.66%++        2.02%         39.47%++        2.08%++
Portfolio turnover rate           145%            145%            25%           145%            25%           145%
Net assets at end of
  period (in 000's)           $    81         $ 2,364         $  265        $11,263         $  273        $ 2,767




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I and Class R3 shares are not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





56    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY RETIREMENT 2050 FUND
INVESTMENT AND PERFORMANCE COMPARISON1

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                          SINCE
AVERAGE ANNUAL                ONE       INCEPTION
TOTAL RETURNS                YEAR      (06/29/07)
-------------------------------------------------
With sales charges         (41.12%)     (29.46%)
Excluding sales charges    (37.69)      (26.43)




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                  LEHMAN BROTHERS
                                          S&P 500    MSCI EAFE     AGGREGATE BOND
                        INVESTOR CLASS     INDEX       INDEX           INDEX
                        --------------    -------    ---------    ---------------
6/29/07                       9450         10000       10000           10000
                             10045         10365       10619           10377
10/31/08                      6259          6624        5668           10408






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                          SINCE
AVERAGE ANNUAL                ONE       INCEPTION
TOTAL RETURNS                YEAR      (06/29/07)
-------------------------------------------------
With sales charges         (41.03%)     (29.38%)
Excluding sales charges    (37.60)      (26.34)




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                            LEHMAN BROTHERS
                                    S&P 500    MSCI EAFE     AGGREGATE BOND
                         CLASS A     INDEX       INDEX           INDEX
                         -------    -------    ---------    ---------------
6/29/07                   23625      25000       25000           25000
                          25113      25913       26548           25942
10/31/08                  15671      16560       14170           26021






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                 SINCE
AVERAGE ANNUAL       ONE       INCEPTION
TOTAL RETURNS       YEAR      (06/29/07)
----------------------------------------
                  (37.49%)     (26.19%)




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                 LEHMAN BROTHERS
                         S&P 500    MSCI EAFE     AGGREGATE BOND
              CLASS I     INDEX       INDEX           INDEX
              -------    -------    ---------    ---------------
6/29/07        10000      10000       10000           10000
               10640      10365       10619           10377
10/31/08        6652       6624        5668           10408





1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    57

CLASS R3 SHARES(3)-NO SALES CHARGE
--------------------------------------------------------------------------------

                                SINCE
AVERAGE ANNUAL       ONE      INCEPTION
TOTAL RETURNS       YEAR      (6/29/07)
---------------------------------------
                  (37.90%)     (26.67%)




(PERFORMANCE GRAPH)

                                                            LEHMAN BROTHERS
                                    S&P 500    MSCI EAFE     AGGREGATE BOND
                        CLASS R3     INDEX       INDEX           INDEX
                        --------    -------    ---------    ---------------
6/29/07                   10000      10000       10000           10000
10/31/07                  10617      10365       10619           10377
10/31/08                   6594       6624        5668           10408







 BENCHMARK PERFORMANCE                                ONE        SINCE
                                                     YEAR      INCEPTION
------------------------------------------------------------------------
S&P 500(R) Index(4)                                (36.10%)     (26.42%)
MSCI EAFE(R) Index(5)                              (46.62)      (34.49)
Barclays Capital Aggregate Bond Index(6)             0.30         3.05
Average Lipper mixed-asset target 2050+ fund(7)    (39.92)      (29.09)



   to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.
2. From inception (June 29, 2007) through February 27, 2008, performance for Investor Class shares (first offered February 28, 2008) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses and fee waivers/expense limitations of Investor Class shares upon initial offer. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R3 shares, which were first created on June 29, 2007, did not have shares outstanding until receipt of investment on April 30, 2008, and did not commence operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 29, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Barclays Capital has recently completed its acquisition of Lehman Brothers' North America Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLE AND GRAPHS AND SHOULD BE READ IN CONJUNCTION WITH THEM.



58    MainStay Retirement 2050 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2050 FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $683.70         $2.03          $1,022.70         $ 2.44
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $684.70         $1.61          $1,023.20         $ 1.93
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $684.30         $0.51          $1,024.50         $ 0.61
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $682.60         $3.05          $1,021.50         $3.66
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.48% for Investor Class, 0.38% for Class A, 0.12% for Class I and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                   mainstayinvestments.com    59

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Growth of Capital                               44.60
Total Return                                    36.10
Capital Appreciation                            16.90
Current Income                                   2.30
Cash and Other Assets, Less Liabilities          0.10





See Portfolio of Investments on page 65 for specific holdings within these categories.





60    MainStay Retirement 2050 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY RETIREMENT 2050 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Retirement 2050 Fund returned -37.69% for Investor Class shares(1) and -37.60% for Class A shares for the 12 months ended October 31, 2008. Over the same period,
Class I shares returned -37.49% and Class R3 shares(2) returned -37.90%. All share classes outperformed the -39.92% return of the average Lipper(3) mixed-asset target 2050+ fund and underperformed the -36.10% return of the S&P 500(R) Index(4) for the 12 months ended October 31, 2008. As of October 31, 2008, Class R1 and Class R2 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 57 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED THE PERFORMANCE OF THE FUND RELATIVE TO ITS PEERS AND ITS BENCHMARK?

The Fund invests in other mutual funds known as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels or in fixed-income securities. Not all of these asset categories are reflected in the S&P 500(R) Index.

During the reporting period, the fixed-income portion of the Fund invested in Underlying Funds that contained high-yield debt securities and Underlying Funds that held floating-rate loans. These asset categories fell far short of the investment-grade bonds of the Barclays Capital Aggregate Bond Index,(5) against which the Fund typically measures its fixed-income performance. In the equity portion of the Fund, investments in Underlying Funds that contained emerging-market equities trailed the performance of the MSCI EAFE(R) Index,(6) the Fund's international equity benchmark. Among U.S. equities, strategic investments in Underlying Funds that held mid-cap stocks trailed the performance of the large-cap S&P 500(R) Index.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund we consider a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Funds. In general, we seek Underlying Equity Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS TO UNDERLYING FUNDS DURING THE REPORTING PERIOD?

During the 12-month reporting period, the Fund made its first investments in 130/30 Underlying Funds, which typically allow a portfolio manager to exploit a larger set of opportunities through a certain amount of short selling of securities the portfolio manager believes to be overpriced. During the same period, however, regulatory authorities in several countries enacted temporary rules prohibiting the short selling of certain stocks. In the second quarter of 2008, allocations were made to MainStay 130/30 High Yield Fund. Although returns were not positive, the investment was successful in that MainStay 130/30 High Yield Fund outperformed MainStay High Yield Corporate Bond Fund (another Underlying High Yield Fund) by a significant margin for the portion of the reporting period that the 130/30 investment was held in the Fund.

Similar moves involving MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund had little impact on performance, since the returns of these Under-

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. Performance for Class R3 shares prior to 4/30/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Class R3 shares might have been lower.
3. See footnote on page 58 for more information on Lipper Inc.
4. See footnote on page 58 for more information on the S&P 500(R) Index.
5. See footnote on page 58 for more information on the Barclays Capital Aggregate Bond Index.
6. See footnote on page 58 for more information on the MSCI EAFE(R) Index.

THE DISCLOSURE ON PAGES 63 AND 64 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   mainstayinvestments.com    61
lying Funds were not materially different from those of their Underlying Fund counterparts. An investment in MainStay 130/30 International Fund was modestly disappointing, since this Underlying Fund slightly underperformed the MSCI EAFE(R) Index.

The Fund entered the reporting period with a pronounced bias toward growth stocks. This bias was gradually removed during the first half of 2008, primarily by reducing the Fund's position in MainStay Growth Equity Fund. The timing of that decision was positive, since the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

Finally, the Fund had a lower-than-usual allocation to high-yield bonds for the first half of the reporting period, with the remaining dollars reallocated to the JPMorgan Equity Market Neutral Fund. The allocations were reversed in April through the Fund's investments in MainStay 130/30 High Yield Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

All of the Underlying Equity Funds in which the Fund invested generated negative returns during the reporting period, but the dispersion of returns among the Underlying Equity Funds was surprisingly tight. Most Underlying Domestic Equity Funds in which the Fund invested generated gross returns between -36% and -40% during the reporting period.

MainStay Large Cap Growth Fund and MainStay MAP Fund were the Fund's best-performing Underlying Equity Funds by a small margin. Since the positions were sizeable, these two Underlying Funds were also the strongest contributors to the Fund's performance.

The Fund's international holdings were particularly weak in comparison to the S&P 500(R) Index. T. Rowe Price Emerging Markets Stock Fund provided the lowest total return and had the greatest negative impact on the Fund's relative performance. Lazard International Small Cap Portfolio provided the second-worst total return and relative impact. Although both of these positions were relatively small, the performance gap between domestic and international stocks was substantial.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Distress in the housing market led to large losses in bank portfolios and raised liquidity issues for many types of debt instruments. These forces, which ultimately precipitated the economy's decline, were also the root cause of dramatic widening of credit spreads.(7) With the exception of inflation-adjusted instruments, government securities were among the only debt instruments that fared well during 12-month reporting period, although investment-grade bonds managed to generate slightly positive returns.

As default risk soared, the lowest-grade corporate borrowers underperformed. Bank loans also performed poorly when banks were forced to deleverage by selling otherwise healthy loans. These developments particularly hurt the Fund's position in MainStay Floating Rate Fund.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

We made two noteworthy changes to the Fund's fixed-income allocation during the 12-month reporting period. First, we decided to remove the Fund's bias against high-yield bonds by investing in MainStay 130/30 High Yield Fund. Second, we shifted some assets out of MainStay Indexed Bond Fund into MainStay Institutional Bond Fund. Our motive was to take advantage of widened spreads available on commercial and residential mortgage-backed securities and to slightly shorten the duration(8) of the fixed-income portion of the Fund. By the end of the reporting period, the Fund's allocation in MainStay Institutional Bond Fund had not yet yielded positive returns.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

MainStay Indexed Bond Fund and MainStay Intermediate Bond Fund were the Fund's best-performing Underlying Fixed Income Funds during the reporting period. The Fund's weakest-performing Underlying Fixed Income Funds were MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund.



7. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



62    MainStay Retirement 2050 Fund

MainStay Retirement 2050 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in Unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of the Underlying Funds in which the Fund invests. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time help to manage risk, they do not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.


                                                   mainstayinvestments.com    63

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES OF UNDERLYING MONEY MARKET FUNDS THAT IT HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN
  NOTE 11.

Before making an investment in the Fund, you should consider all the risks associated with it.



64    MainStay Retirement 2050 Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                    SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 93.7%+
----------------------------------------------------------

EQUITY FUNDS 88.0%
MainStay 130/30 Core Fund Class
  I                                 34,420   $     207,206
MainStay 130/30 Growth Fund
  Class I (a)                        9,398          63,061
MainStay 130/30 International
  Fund Class I                      74,364         387,437
MainStay Common Stock Fund Class
  I                                115,240       1,074,037
MainStay Growth Equity Fund
  Class I                           39,742         329,857
MainStay ICAP Equity Fund Class
  I                                 30,915         833,789
MainStay ICAP International Fund
  Class I                           28,581         635,934
MainStay ICAP Select Equity Fund
  Class I                           32,727         840,094
MainStay International Equity
  Fund Class I                      64,906         717,213
MainStay Large Cap Growth Fund
  Class I (a)                      299,236       1,433,340
MainStay MAP Fund Class I           32,264         758,528
MainStay Mid Cap Growth Fund
  Class I                            1,611          12,837
MainStay S&P 500 Index Fund
  Class I                           11,203         254,195
MainStay Small Cap Growth Fund
  Class I (a)(b)                    29,433         310,513
MainStay Small Cap Opportunity
  Fund Class I                      23,432         242,288
MainStay Value Fund Class I         16,550         224,087
                                             -------------
                                                 8,324,416
                                             -------------

FIXED INCOME FUNDS 5.7%
MainStay 130/30 High Yield Fund
  Class I                           12,019          96,870
MainStay Floating Rate Fund
  Class I                            8,100          61,643
MainStay High Yield Corporate
  Bond Fund Class I                 13,316          61,252
MainStay Indexed Bond Fund Class
  I                                 23,301         240,697
MainStay Institutional Bond Fund
  Class I                            3,890          36,139
MainStay Intermediate Term Bond
  Fund Class I                       4,863          45,465
                                             -------------
                                                   542,066
                                             -------------
Total Affiliated Investment
  Companies
  (Cost $11,217,788)                             8,866,482
                                             -------------



UNAFFILIATED INVESTMENT COMPANIES 6.2%
----------------------------------------------------------

EQUITY FUNDS 5.6%
Lazard International Small Cap
  Portfolio Institutional Shares    32,951         168,048
T. Rowe Price Emerging Markets
  Stock Fund                        20,196         361,106
                                             -------------
                                                   529,154
                                             -------------

FIXED INCOME FUND 0.6%
American Century International
  Bond Fund Institutional Class      4,515          59,017
                                             -------------
Total Unaffiliated Investment
  Companies
  (Cost $920,707)                                  588,171
                                             -------------
Total Investments
  (Cost $12,138,495) (c)              99.9%      9,454,653
Cash and Other Assets,
  Less Liabilities                     0.1          10,537
                                     -----    ------------
Net Assets                           100.0%  $   9,465,190
                                     =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund share Class.
(c)  At October 31, 2008, cost is $12,405,115
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation       $     2,763
Gross unrealized depreciation        (2,953,225)
                                    -----------
Net unrealized depreciation         $(2,950,462)
                                    ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
65

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $11,217,788)                   $ 8,866,482
Investments in unaffiliated
  investment companies, at value
  (identified cost $920,707)              588,171
Cash                                       65,323
Receivables:
  Fund shares sold                         14,888
  Dividends                                 2,229
Other assets                               34,155
                                      -----------
     Total assets                       9,571,248
                                      -----------
LIABILITIES:
Payables:
  Investment securities purchased          57,751
  Professional fees                        16,491
  Shareholder communication                12,772
  Custodian                                 5,451
  Manager (See Note 3)                      4,747
  Transfer agent (See Note 3)               2,679
  NYLIFE Distributors (See Note 3)            458
  Directors                                    26
Accrued expenses                            5,683
                                      -----------
     Total liabilities                    106,058
                                      -----------
Net assets                            $ 9,465,190
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    14,366
Additional paid-in capital             12,299,653
                                      -----------
                                       12,314,019
Accumulated undistributed net
  investment income                        45,429
Accumulated net realized loss on
  investments                            (210,416)
Net unrealized depreciation on
  investments                          (2,683,842)
                                      -----------
Net assets                            $ 9,465,190
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $    80,172
                                      ===========
Shares of capital stock outstanding        12,195
                                      ===========
Net asset value per share
  outstanding                         $      6.57
Maximum sales charge (5.50% of
  offering price)                            0.38
                                      -----------
Maximum offering price per share
  outstanding                         $      6.95
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $   720,800
                                      ===========
Shares of capital stock outstanding       109,565
                                      ===========
Net asset value per share
  outstanding                         $      6.58
Maximum sales charge (5.50% of
  offering price)                            0.38
                                      -----------
Maximum offering price per share
  outstanding                         $      6.96
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $ 7,190,957
                                      ===========
Shares of capital stock outstanding     1,090,446
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.59
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 1,473,261
                                      ===========
Shares of capital stock outstanding       224,425
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.56
                                      ===========






66    MainStay Retirement 2050 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                         $    47,779
  Dividend distributions from
     unaffiliated investment
     companies                              16,823
  Interest                                      14
                                       -----------
     Total income                           64,616
                                       -----------
EXPENSES:
  Offering (See Note 2)                     46,828
  Registration                              42,331
  Professional fees                         32,004
  Shareholder communication                 13,425
  Transfer agent--Investor Class
     (See Note 3)                               59
  Transfer agent--Class A (See Note
     3)                                      1,345
  Transfer agent --Classes I and R3
     (See Note 3)                            9,704
  Custodian                                 10,902
  Manager (See Note 3)                       5,283
  Distribution/Service--Investor
     Class
     (See Note 3)                               86
  Distribution/Service--Class A
     (See Note 3)                            1,675
  Distribution/Service--Class R3
     (See Note 3)                              171
  Distribution--Class R3 (See Note
     3)                                        171
  Shareholder service--Class R3
     (See Note 3)                               68
  Directors                                     33
  Miscellaneous                              5,842
                                       -----------
     Total expenses before
       waiver/reimbursement                169,927
  Expense waiver/reimbursement from
     Manager (See Note 3)                 (161,123)
                                       -----------
     Net expenses                            8,804
                                       -----------
Net investment income                       55,812
                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                         (345,466)
  Unaffiliated investment company
     transactions                           59,754
  Distributions from affiliated
     investment companies                   70,239
  Distributions from unaffiliated
     investment companies                   31,323
                                       -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                    (184,150)
                                       -----------
Net change in unrealized
  appreciation on investments           (2,712,002)
                                       -----------
Net realized and unrealized loss on
  investments                           (2,896,152)
                                       -----------
Net decrease in net assets
  resulting from operations            $(2,840,340)
                                       ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
67

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2008 AND THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS)
THROUGH OCTOBER 31, 2007


                                        2008       2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income           $    55,812   $    718
 Net realized gain (loss) from
  affiliated and unaffiliated
  investment companies              (184,150)     3,186
 Net change in unrealized
  appreciation on investments     (2,712,002)    28,160
                                 ----------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (2,840,340)    32,064
                                 ----------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                           (1,892)        --
    Class I                          (35,412)        --
                                 ----------------------
                                     (37,304)        --
                                 ----------------------
 From net realized gain on
  investments:
    Class A                             (191)        --
    Class I                           (3,058)        --
                                 ----------------------
                                      (3,249)        --
                                 ----------------------
 Total dividends and
  distributions to shareholders      (40,553)        --
                                 ----------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          12,778,817    512,725
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions                       40,553         --
 Cost of shares redeemed          (1,016,380)    (1,696)
                                 ----------------------

    Increase in net assets
     derived from capital share
     transactions                 11,802,990    511,029
                                 ----------------------
    Net increase in net assets     8,922,097    543,093

NET ASSETS:
Beginning of period                  543,093         --
                                 ----------------------
End of period                    $ 9,465,190   $543,093
                                 ======================
Accumulated undistributed net
 investment income at end of
 period                          $    45,429   $    718
                                 ======================






68    MainStay Retirement 2050 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          INVESTOR CLASS              CLASS A                       CLASS I               CLASS R3
                          --------------    --------------------------    --------------------------    -----------
                           FEBRUARY 28,                      JUNE 29,                      JUNE 29,        MAY 1,
                              2008**            YEAR          2007**          YEAR          2007**         2008**
                              THROUGH          ENDED         THROUGH         ENDED         THROUGH        THROUGH
                            OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                          -----------------------------------------------------------------------------------------
                               2008             2008           2007           2008           2007           2008


Net asset value at
  beginning of period         $  9.46         $ 10.62         $10.00        $ 10.63         $10.00        $  9.61
                              -------         -------         ------        -------         ------        -------
Net investment income
  (a)                            0.05            0.09           0.01           0.09           0.02           0.01
Net realized and
  unrealized gain (loss)
  on investments                (2.94)          (4.05)          0.61          (4.03)          0.61          (3.06)
                              -------         -------         ------        -------         ------        -------
Total from investment
  operations                    (2.89)          (3.96)          0.62          (3.94)          0.63          (3.05)
                              -------         -------         ------        -------         ------        -------
Less dividends and
  distributions:
  From net investment
     income                        --           (0.07)            --          (0.09)            --             --
  From net realized gain
     (loss) on
     investments                   --           (0.01)            --          (0.01)            --             --
                              -------         -------         ------        -------         ------        -------
Total dividends and
  distributions                    --           (0.08)            --          (0.10)            --             --
                              -------         -------         ------        -------         ------        -------
Net asset value at end
  of period                   $  6.57         $  6.58         $10.62        $  6.59         $10.63        $  6.56
                              =======         =======         ======        =======         ======        =======
Total investment return
  (c)(e)                       (30.55%)(b)     (37.60%)         6.30%(b)     (37.49%)         6.40%(b)     (31.74%)(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          0.81%++         0.97%          0.29%++        1.08%          0.55%++        0.28%++
  Net expenses (d)               0.46%++         0.38%          0.38%++        0.13%          0.13%++        0.73%++
  Expenses (before
     waiver/reimburse-
     ment) (d)                   2.86%++         3.52%         39.60%++        3.18%         39.11%++        2.99%++
Portfolio turnover rate           138%            138%            24%           138%            24%           138%
Net assets at end of
  period (in 000's)           $    80         $   721         $  270        $ 7,191         $  273        $ 1,473




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I and Class R3 shares are not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              69

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the "Retirement Funds" and each individually referred to as a "Fund"). Each is a diversified fund.

The Retirement Funds each currently offers six classes of shares. Class A shares, Class I shares, Class R1 shares, Class R2 shares, and Class R3 shares commenced on June 29, 2007. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending on eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee. There were no shares outstanding as of October 31, 2008 for Class R1 or Class R2 shares. Class R3 received additional investments on April 30, 2008, and began investment activity on May 1, 2008.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income.

The RETIREMENT 2010 FUND is managed for the typical investor seeking to retire between the years 2006 and 2015.

The RETIREMENT 2020 FUND is managed for the typical investor seeking to retire between the years 2016 and 2025.

The RETIREMENT 2030 FUND is managed for the typical investor seeking to retire between the years 2026 and 2035.

The RETIREMENT 2040 FUND is managed for the typical investor seeking to retire between the years 2036 and 2045.

The RETIREMENT 2050 FUND is managed for the typical investor seeking to retire between the years 2046 and 2055.

The Retirement Funds are fund-of-funds' and may invest in other Funds of the Company as well as funds of the Eclipse Funds and The MainStay Funds, each a Massachusetts business trust and ICAP Funds, Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("Affiliated Underlying Funds"). The Funds may also invest in other unaffiliated funds. ("Unaffiliated Underlying Funds" and, collectively with the Affiliated Underlying Funds, the "Underlying Funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Retirement Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in Underlying Funds are valued at their net asset value at the close of business each day. Securities in the Affiliated Underlying Funds are valued as described below.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the Funds' Manager (as defined in Note 3(A)) in consultation with the Funds' Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Funds' Manager in consultation with the Funds' Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Funds are open for business. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization


70    MainStay Retirement Funds
to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Funds' Manager or Subadvisor ,as defined in Note 3 (A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Retirement Funds did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. Each of the Retirement Funds is treated as a separate entity for federal income tax purposes. The Retirement Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Retirement Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Funds' 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Retirement Funds' financial statements upon adoption. The Manager continually reviews the Retirement Funds' tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the respective Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Retirement Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) OFFERING COSTS. Costs incurred by the Retirement Funds in connection with the commencement of the Retirement Funds' operations were amortized on a straight line basis over the first twelve months of the Retirement Funds' operations.

(H) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Funds enter into contracts with

                                                   mainstayinvestments.com    71
third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. The Retirement Funds are advised by NYLIM directly, without a subadvisor.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. NYLIM has also contractually agreed to waive this fee so that the management fee is 0.00%. Each Fund also indirectly pays a proportionate share of the management fees paid to the investment advisers of the Underlying Funds in which each Retirement Fund invests.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into written expense limitation agreements under which it has agreed to reimburse the expenses of the appropriate class of the Retirement Funds so that the class' total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which a Fund invests) do not exceed the following percentages of average daily net assets for each class: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. Under each of the expense limitation agreements discussed above, NYLIM may recoup the amount of certain expense reimbursements from the Retirement Funds pursuant to the agreements if such action does not cause the Retirement Funds to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to April, 1, 2008, NYLIM has a written expense limitation agreement that set the expense limitations for Class A, Class I, Class R1, Class R2 and Class R3 shares the same as the April 1, 2008 agreement.

For the year ended October 31, 2008, NYLIM earned fees from the Retirement Funds as follows:

                                         TOTAL
MainStay Retirement 2010 Fund          $14,171
MainStay Retirement 2020 Fund           14,803
MainStay Retirement 2030 Fund           15,539
MainStay Retirement 2040 Fund            8,565
MainStay Retirement 2050 Fund            5,283
----------------------------------------------



For the year ended October 31, 2008, NYLIM waived/reimbursed fees from the Retirement Funds as follows:

                                          TOTAL
MainStay Retirement 2010 Fund          $199,495
MainStay Retirement 2020 Fund           197,493
MainStay Retirement 2030 Fund           197,502
MainStay Retirement 2040 Fund           168,433
MainStay Retirement 2050 Fund           161,123
-----------------------------------------------



As of October 31, 2008, the amounts of waived/reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates, are as follows:

                                     OCTOBER 31,

                                    2010     2011      TOTAL
MainStay Retirement 2010 Fund     $66,490  $185,324  $251,814
MainStay Retirement 2020 Fund      66,635   182,690   249,325
MainStay Retirement 2030 Fund      66,530   181,963   248,493
MainStay Retirement 2040 Fund      66,491   159,868   226,359
MainStay Retirement 2050 Fund      66,651   155,840   222,491
-------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Company, on behalf of the Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Funds, with respect to Investor Class, Class A,


72    MainStay Retirement Funds

Class R2 and Class R3 shares, have adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Funds at an annual rate of 0.25% of the average daily net assets of the Funds' Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Funds at the annual rate of 0.50% of the average daily net assets of the Funds' Class R3 shares, which is an expense of the Class R3 shares of the Funds for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares, for the year ended October 31, 2008 were as follows:

 MAINSTAY RETIREMENT 2010 FUND
Investor Class                            $10
---------------------------------------------
Class A                                     5
---------------------------------------------




 MAINSTAY RETIREMENT 2020 FUND
Investor Class                          $  510
----------------------------------------------
Class A                                  1,988
----------------------------------------------




 MAINSTAY RETIREMENT 2030 FUND
Investor Class                           $405
---------------------------------------------
Class A                                   873
---------------------------------------------




 MAINSTAY RETIREMENT 2040 FUND
Investor Class                           $415
---------------------------------------------
Class A                                   640
---------------------------------------------




 MAINSTAY RETIREMENT 2050 FUND
Investor Class                           $261
---------------------------------------------
Class A                                   113
---------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Retirement Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Retirement Funds for the year ended October 31, 2008 were as follows:

                                         TOTAL
MainStay Retirement 2010 Fund          $32,241
----------------------------------------------
MainStay Retirement 2020 Fund           31,365
----------------------------------------------
MainStay Retirement 2030 Fund           34,215
----------------------------------------------
MainStay Retirement 2040 Fund           19,541
----------------------------------------------
MainStay Retirement 2050 Fund           11,108
----------------------------------------------



(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held shares of the Retirement Funds with the following values and percentages of net assets as follows:

 MAINSTAY RETIREMENT 2010 FUND
Investor Class                   $   19,975    48.4%
---------------------------------------------------
Class A                             199,858     4.5
---------------------------------------------------
Class I                           4,113,548    20.5
---------------------------------------------------
Class R3                             19,687     2.2
---------------------------------------------------




 MAINSTAY RETIREMENT 2020 FUND
Investor Class                   $   18,896     5.5%
---------------------------------------------------
Class A                             186,950     3.8
---------------------------------------------------
Class I                           3,858,870    19.5
---------------------------------------------------
Class R3                             18,587     1.4
---------------------------------------------------





                                                   mainstayinvestments.com    73

 MAINSTAY RETIREMENT 2030 FUND
Investor Class                   $   18,021    17.3%
---------------------------------------------------
Class A                             174,813     3.7
---------------------------------------------------
Class I                           2,948,933    12.7
---------------------------------------------------
Class R3                             17,725     0.5
---------------------------------------------------




 MAINSTAY RETIREMENT 2040 FUND
Investor Class                   $   17,626    21.9%
---------------------------------------------------
Class A                             169,577     7.2
---------------------------------------------------
Class I                           2,198,338    19.5
---------------------------------------------------
Class R3                             17,327     0.6
---------------------------------------------------




 MAINSTAY RETIREMENT 2050 FUND
Investor Class                   $   17,363    21.7%
---------------------------------------------------
Class A                             165,831    23.0
---------------------------------------------------
Class I                           2,151,816    29.9
---------------------------------------------------
Class R3                             17,066     1.2
---------------------------------------------------



At October 31, 2008, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

 MAINSTAY RETIREMENT 2010 FUND
MainStay 130/30 Core Fund Class I        0.42%
MainStay 130/30 Growth Fund Class I      0.33
MainStay 130/30 High Yield Fund Class I  0.65
MainStay 130/30 International Fund
  Class I                                0.69
MainStay Common Stock Fund Class I       0.47
MainStay Floating Rate Fund Class I      0.27
MainStay Growth Equity Fund Class I      0.90
MainStay High Yield Corporate Bond Fund
  Class I                                0.11
MainStay ICAP Equity Fund Class I        0.20
MainStay ICAP International Fund Class
  I                                      0.22
MainStay ICAP Select Equity Class I      0.12
MainStay Indexed Bond Fund Class I       1.67
MainStay Institutional Bond Fund         0.40
MainStay Intermediate Term Bond Fund
  Class I                                0.95
MainStay International Equity Fund
  Class I                                0.28
MainStay Large Cap Growth Fund Class I   0.30
MainStay MAP Fund Class I                0.30
MainStay S&P 500 Index Fund Class I      0.04
MainStay Small Cap Growth Fund Class I   4.75
MainStay Small Cap Opportunity Fund
  Class I                                0.08
MainStay Value Fund Class I              1.61
---------------------------------------------




 MAINSTAY RETIREMENT 2020 FUND
MainStay 130/30 Core Fund Class I         0.58%
MainStay 130/30 Growth Fund Class I       0.43
MainStay 130/30 High Yield Fund Class I   0.60
MainStay 130/30 International Fund Class
  I                                       0.96
MainStay Common Stock Fund Class I        0.65
MainStay Floating Rate Fund Class I       0.44
MainStay Growth Equity Fund Class I       1.04
MainStay High Yield Corporate Bond Fund
  Class I                                 0.12
MainStay ICAP Equity Fund Class I         0.27
MainStay ICAP International Fund Class I  0.35
MainStay ICAP Select Equity Class I       0.16
MainStay Indexed Bond Fund Class I        1.12
MainStay Institutional Bond Fund Class I  0.25
MainStay Intermediate Bond Fund Class I   0.58
MainStay International Equity Fund Class
  I                                       0.31
MainStay Large Cap Growth Fund Class I    0.40
MainStay MAP Fund Class I                 0.44
MainStay S&P 500 Index Fund Class I       0.06
MainStay Small Cap Growth Fund Class I    7.50
MainStay Small Cap Opportunity Fund
  Class I                                 0.15
MainStay Value Fund Class I               1.91
----------------------------------------------




 MAINSTAY RETIREMENT 2030 FUND
MainStay 130/30 Core Fund Class I         0.85%
MainStay 130/30 Growth Fund Class I       0.53
MainStay 130/30 High Yield Fund Class I   0.73
MainStay 130/30 International Fund
  Class I                                 1.46
MainStay Common Stock Fund Class I        0.93
MainStay Floating Rate Fund Class I       0.53
MainStay Growth Equity Fund Class I       1.22
MainStay High Yield Corporate Bond Fund
  Class I                                 0.11
MainStay ICAP Equity Fund Class I         0.38
MainStay ICAP International Fund Class
  I                                       0.49
MainStay ICAP Select Equity Fund Class
  I                                       0.21
MainStay Indexed Bond Fund Class I        0.64
MainStay Institutional Bond Fund Class
  I                                       0.13
MainStay Intermediate Term Bond Fund
  Class I                                 0.33
MainStay International Equity Fund
  Class I                                 0.49
MainStay Large Cap Growth Fund Class I    0.56
MainStay MAP Fund Class I                 0.67
MainStay S&P 500 Index Fund Class I       0.07
MainStay Small Cap Growth Fund Class I   13.43
MainStay Small Cap Opportunity Fund
  Class I                                 0.34
MainStay Value Fund Class I               2.09
----------------------------------------------






74    MainStay Retirement Funds

 MAINSTAY RETIREMENT 2040 FUND
MainStay 130/30 Core Fund Class I         0.47%
MainStay 130/30 Growth Fund Class I       0.24
MainStay 130/30 High Yield Fund Class I   0.31
MainStay 130/30 International Fund
  Class I                                 0.88
MainStay Common Stock Fund Class I        0.48
MainStay Floating Rate Fund Class I       0.19
MainStay Growth Equity Fund Class I       0.64
MainStay High Yield Corporate Bond Fund
  Class I                                 0.04
MainStay ICAP Equity Fund Class I         0.21
MainStay ICAP International Fund Class
  I                                       0.28
MainStay ICAP Select Equity Class I       0.12
MainStay Indexed Bond Fund Class I        0.20
MainStay Institutional Bond Fund Class    0.05
MainStay Intermediate Term Bond Fund
  Class I                                 0.11
MainStay International Equity Fund
  Class I                                 0.26
MainStay Large Cap Growth Fund Class I    0.31
MainStay MAP Fund Class I                 0.35
MainStay S&P 500 Index Fund Class I       0.04
MainStay Small Cap Growth Fund Class I   10.46
MainStay Small Cap Opportunity Fund
  Class I                                 0.28
MainStay Value Fund Class I               1.02
----------------------------------------------




 MAINSTAY RETIREMENT 2050 FUND
MainStay 130/30 Core Fund Class I         0.24%
MainStay 130/30 Growth Fund Class I       0.14
MainStay 130/30 High Yield Fund Class I   0.09
MainStay 130/30 International Fund Class
  I                                       0.51
MainStay Common Stock Fund Class I        0.32
MainStay Floating Rate Fund Class I       0.06
MainStay Growth Equity Fund Class I       0.44
MainStay High Yield Corporate Bond Fund
  Class I                                 0.01
MainStay ICAP Equity Fund Class I         0.11
MainStay ICAP International Fund Class I  0.16
MainStay ICAP Selected Equity Fund Class
  I                                       0.06
MainStay Index Bond Fund Class I          0.06
MainStay Institutional Bond Fund Class I  0.01
MainStay Intermediate Term Bond Fund
  Class I                                 0.03
MainStay International Equity Fund Class
  I                                       0.19
MainStay Large Cap Growth Fund Class I    0.19
MainStay MAP Fund Class I                 0.18
MainStay Mid Cap Growth Fund Class I      0.03
MainStay S&P 500 Index Fund Class I       0.03
MainStay Small Cap Growth Fund Class I    7.86
MainStay Small Cap Opportunity Fund
  Class I                                 0.21
MainStay Value Fund Class I               0.77
----------------------------------------------



(G) OTHER. Pursuant to the Management Agreement between the Retirement Funds and NYLIM, the cost of legal services provided to the Funds by the Office of the General Counsel of NYLIM are payable directly by the Funds. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

                                         TOTAL
MainStay Retirement 2010 Fund           $1,200
MainStay Retirement 2020 Fund            1,209
MainStay Retirement 2030 Fund            1,336
MainStay Retirement 2040 Fund              727
MainStay Retirement 2050 Fund              412
----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                         ACCUMULATED         OTHER       UNREALIZED         TOTAL
                                        ORDINARY         CAPITAL AND     TEMPORARY     APPRECIATION   ACCUMULATED
                                          INCOME   OTHER GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
MainStay Retirement 2010 Fund           $364,944            $(56,701)          $--      $(5,176,220)  $(4,867,977)
-----------------------------------------------------------------------------------------------------------------
MainStay Retirement 2020 Fund            282,140              54,843            --       (6,656,426)   (6,319,443)
-----------------------------------------------------------------------------------------------------------------
MainStay Retirement 2030 Fund            202,954              42,165            --       (8,895,417)   (8,650,298)
-----------------------------------------------------------------------------------------------------------------
MainStay Retirement 2040 Fund             96,456             (50,988)           --       (5,064,540)   (5,019,072)
-----------------------------------------------------------------------------------------------------------------
MainStay Retirement 2050 Fund             45,429              56,204            --       (2,950,462)   (2,848,829)
-----------------------------------------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciations is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2008 are not affected.



                                                   mainstayinvestments.com    75

                                                        ACCUMULATED   ACCUMULATED NET
                                                  UNDISTRIBUTED NET     REALIZED GAIN
                                                         INVESTMENT         (LOSS) ON        ADDITIONAL
                                                      INCOME (LOSS)       INVESTMENTS   PAID-IN CAPITAL
MainStay Retirement 2010 Fund                               $21,663          $(21,663)             $ --
-------------------------------------------------------------------------------------------------------
MainStay Retirement 2020 Fund                                19,251           (19,237)              (14)
-------------------------------------------------------------------------------------------------------
MainStay Retirement 2030 Fund                                34,249           (34,249)               --
-------------------------------------------------------------------------------------------------------
MainStay Retirement 2040 Fund                                10,980           (10,980)               --
-------------------------------------------------------------------------------------------------------
MainStay Retirement 2050 Fund                                26,203           (26,203)               --
-------------------------------------------------------------------------------------------------------



The reclassifications for the Funds are primarily due to reclassifications of distributions and distributions from underlying funds reclassifications.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $56,701 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2010 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY RETIREMENT 2010 FUND

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2016            $57




At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $50,988 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2040 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY RETIREMENT 2040 FUND

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2016            $51




The tax character of distributions paid during the period ended October 31, 2008, shown in the Statement of Changes in Net Assets, were as follows:

                                           2008
                          -------------------------------------
                              TAX-BASED      TAX-BASED
                          DISTRIBUTIONS  DISTRIBUTIONS
                                   FROM           FROM
                               ORDINARY      LONG-TERM
                                 INCOME          GAINS    TOTAL
MainStay Retirement 2010
  Fund                          $46,156            $--  $46,156
---------------------------------------------------------------
MainStay Retirement 2020
  Fund                           40,348             --   40,348
---------------------------------------------------------------
MainStay Retirement 2030
  Fund                           58,283             --   58,283
---------------------------------------------------------------
MainStay Retirement 2040
  Fund                           21,894             --   21,894
---------------------------------------------------------------
MainStay Retirement 2050
  Fund                           40,553             --   40,553
---------------------------------------------------------------







76    MainStay Retirement Funds

NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Retirement Funds. Custodial fees are charged to the Retirement Funds based on the market value of securities in the Retirement Funds and the number of certain cash transactions incurred by the Retirement Funds.

NOTE 6--LINE OF CREDIT:

The Retirement Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Funds on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

For the year ended October 31, 2008, purchases and sales of securities were as follows:

                        MAINSTAY RETIREMENT   MAINSTAY RETIREMENT   MAINSTAY RETIREMENT   MAINSTAY RETIREMENT   MAINSTAY RETIREMENT
                             2010 FUND             2020 FUND             2030 FUND             2040 FUND             2050 FUND
                       --------------------  --------------------  --------------------  --------------------  --------------------
                       PURCHASES    SALES    PURCHASES    SALES    PURCHASES    SALES    PURCHASES    SALES    PURCHASES    SALES
U.S. Government
  Securities             $    --    $    --    $    --    $    --    $    --    $    --    $    --    $    --    $    --     $   --
-----------------------------------------------------------------------------------------------------------------------------------
All Others                47,239     18,234     51,928     19,761     63,553     23,417     33,504     12,521     19,172      7,335
-----------------------------------------------------------------------------------------------------------------------------------
Total                    $47,239    $18,234    $51,928    $19,761    $63,553    $23,417    $33,504    $12,521    $19,172     $7,335
-----------------------------------------------------------------------------------------------------------------------------------



NOTE 8--CAPITAL SHARE TRANSACTIONS:

MAINSTAY RETIREMENT 2010 FUND

 INVESTOR CLASS                  SHARES       AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                      11,594   $  112,553
Shares redeemed                      (3)         (23)
                                 -------------------
Net increase in shares
  outstanding before conversion  11,591      112,530
Shares converted from Investor
  Class
  (See Note 1)                   (6,405)     (58,991)
                                 -------------------
Net increase                      5,186     $ 53,539
                                 ===================




(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                      583,883   $ 5,798,833
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        148         1,523
Shares redeemed                  (61,025)     (594,467)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     523,006     5,205,889
Shares converted into Class A
  (See Note 1)                     6,405        58,991
                               -----------------------
Net increase                     529,411   $ 5,264,880
                               =======================

Year ended October 31, 2007:
Shares sold                       26,587   $   266,016
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                      26,586   $   266,006
                               =======================




                                                   mainstayinvestments.com    77

 CLASS I                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                    2,987,160   $28,042,739
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      4,346        44,633
Shares redeemed                 (554,684)   (5,150,421)
                               -----------------------
Net increase                   2,436,822   $22,936,951
                               =======================

Year ended October 31, 2007:
Shares sold                       87,956   $   899,150
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                      87,955   $   899,140
                               =======================


 CLASS R1                         SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================


 CLASS R2                         SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================


 CLASS R3                         SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                      116,637   $   944,846
Shares redeemed                   (4,825)      (46,149)
                               -----------------------
Net increase                     111,812   $   898,697
                               =======================

Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================



MAINSTAY RETIREMENT 2020 FUND

 INVESTOR CLASS                   SHARES     AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                       45,833   $426,524
Shares redeemed                   (2,350)   (20,842)
                                  -----------------
Net increase in shares
  outstanding before conversion   43,483    405,682
Shares converted into Investor
  Class
  (See Note 1)                     5,836     51,433
Shares converted from Investor
  Class
  (See Note 1)                    (3,349)   (31,811)
                                  -----------------
Net Increase                      45,970   $425,304
                                  =================




(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                      680,415   $ 6,643,166
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        144         1,476
Shares redeemed                  (42,229)     (386,379)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     638,330     6,258,263
Shares converted into Class A
  (See Note 1)                     3,349        31,811
Shares converted from Class A
  (See Note 1)                    (5,836)      (51,433)
                               -----------------------
Net increase                     635,843   $ 6,238,641
                               =======================

Year ended October 31, 2007:
Shares sold                       28,807   $   281,707
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                      28,806   $   281,697
                               =======================


 CLASS I                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                    3,012,020   $27,419,854
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      3,785        38,872
Shares redeemed                 (407,584)   (3,460,534)
                               -----------------------
Net increase                   2,608,221   $23,998,192
                               =======================

Year ended October 31, 2007:
Shares sold                       41,600   $   422,277
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                      41,599   $   422,267
                               =======================


 CLASS R1                         SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================


 CLASS R2                         SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================





78    MainStay Retirement Funds

 CLASS R3                         SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                      175,716   $ 1,282,242
                               -----------------------
Net increase                     175,716   $ 1,282,242
                               =======================

Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================



MAINSTAY RETIREMENT 2030 FUND

 INVESTOR CLASS                   SHARES     AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                       15,289   $136,436
Shares redeemed                      (44)       (82)
                                  -----------------
Net increase in shares
  outstanding before conversion   15,245    136,354
Shares converted from Investor
  Class
  (See Note 1)                      (204)    (1,888)
                                  -----------------
Net increase                      15,041   $134,466
                                  =================




(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                      714,001   $ 6,785,775
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        291         2,955
Shares redeemed                  (52,369)     (469,487)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     661,923     6,319,243
Shares converted into Class A
  (See Note 1)                       204         1,888
                               -----------------------
Net increase                     662,127   $ 6,321,131
                               =======================

Year ended October 31, 2007:
Shares sold                       28,875   $   289,228
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                      28,874   $   289,218
                               =======================


 CLASS I                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                    3,749,096   $33,420,953
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      5,446        55,328
Shares redeemed                 (431,489)   (3,573,376)
                               -----------------------
Net increase                   3,323,053   $29,902,905
                               =======================

Year ended October 31, 2007:
Shares sold                       33,585   $   334,877
Shares redeemed                   (6,532)      (66,975)
                               -----------------------
Net increase                      27,053   $   267,902
                               =======================


 CLASS R1                         SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================


 CLASS R2                         SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================


 CLASS R3                         SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                      534,131   $ 3,566,709
                               -----------------------
Net increase                     534,131   $ 3,566,709
                               =======================

Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================



MAINSTAY RETIREMENT 2040 FUND

 INVESTOR CLASS                   SHARES     AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                       14,795   $127,544
Shares redeemed                     (878)    (5,614)
                                  -----------------
Net increase in shares
  outstanding before conversion   13,917    121,930
Shares converted from Investor
  Class
  (See Note 1)                    (1,979)   (18,125)
                                  -----------------
Net increase                      11,938   $103,805
                                  =================




(a) Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    79

 CLASS A                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                      357,375   $ 3,341,233
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        122         1,244
Shares redeemed                  (34,078)     (268,955)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     323,419     3,073,522
Shares converted into Class A
  (See Note 1)                     1,979        18,125
                               -----------------------
Net increase                     325,398   $ 3,091,647
                               =======================

Year ended October 31, 2007:
Shares sold                       25,001   $   250,010
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                      25,000   $   250,000
                               =======================


 CLASS I                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                    1,840,789   $16,765,120
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      2,034        20,650
Shares redeemed                 (202,271)   (1,650,063)
                               -----------------------
Net increase                   1,640,552   $15,135,707
                               =======================

Year ended October 31, 2007:
Shares sold                       25,683   $   256,692
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                      25,682   $   256,682
                               =======================


 CLASS R1                         SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================

 CLASS R2                         SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================


 CLASS R3                         SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                      411,217   $ 2,657,318
Shares redeemed                     (130)         (841)
                               -----------------------
Net increase                     411,087   $ 2,656,477
                               =======================

Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================



MAINSTAY RETIREMENT 2050 FUND

 INVESTOR CLASS                   SHARES    AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                       11,360   $ 99,396
Shares redeemed                      (43)      (314)
                                  -----------------
Net increase in shares
  outstanding before conversion   11,317     99,082
Shares converted into Investor
  Class
  (See Note 1)                       878      7,662
                                  -----------------
Net increase                      12,195   $106,744
                                  =================




(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                       92,982       853,459
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        206         2,082
Shares redeemed                   (8,193)      (74,812)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      84,995       780,729
Shares converted from Class A
  (See Note 1)                      (877)       (7,662)
                               -----------------------
Net increase                      84,118   $   773,067
                               =======================

Year ended October 31, 2007:
Shares sold                       25,620   $   256,286
Shares redeemed                     (173)       (1,656)
                               -----------------------
Net increase                      25,447   $   254,630
                               =======================





80    MainStay Retirement Funds

 CLASS I                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                    1,172,884   $10,416,650
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      3,801        38,471
Shares redeemed                 (111,895)     (941,254)
                               -----------------------
Net increase                   1,064,790   $ 9,513,867
                               =======================

Year ended October 31, 2007:
Shares sold                       25,657   $   256,409
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                      25,656   $   256,399
                               =======================


 CLASS R1                         SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================


 CLASS R2                         SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================


 CLASS R3                         SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                      224,425   $ 1,409,312
                               -----------------------
Net increase                     224,425   $ 1,409,312
                               =======================

Year ended October 31, 2007:
Shares sold                            1   $        10
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                          --   $        --
                               =======================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Funds' financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Retirement Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Retirement Funds' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statements and related disclosures.

NOTE 10--SUBSEQUENT EVENT:

As of January 1, 2009, the portfolio managers who manage the day-to-day investment operations of the Funds will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI is not expected to impact the portfolio management team or investment strategy of the Funds. The Funds' Board of Directors (the "Board") approved the appointment of MSI as a subadvisor to the Funds at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by the Funds as a result of this transition.

NOTE 11--MONEY MARKET GUARANTEE PROGRAM:

The following discussion pertains to an investment in an Underlying Fund that is a money market fund.

At a meeting held on October 3, 2008, the Funds' Board of Directors approved the Funds' participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1 per share. Initially, the Program ran through December 18, 2008. On November 24, 2008, the Treasury

                                                   mainstayinvestments.com    81

Department announced that it would extend the Program through at least April 30, 2009. At a meeting held on December 3, 2008, the Funds' Board of Directors approved the Funds' continued participation in this extension of the Program.

The Program applies only to shareholders of record of the Funds on September 19, 2008. The number of shares covered by the program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Funds after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Fund or a broker-dealer, any future investment in the Funds will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Fund and any other participating money market funds exceed the amount of funds available under the Program.

If, during the time the Program is in effect, a shareholder transfers his or her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.

Participation in the initial three months of the Program required a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Fund as of September 19, 2008. Under the extension offered by the U.S. Treasury on November 24, 2008, the guarantee remains in effect through April 30, 2009 for an additional payment of 0.015% based upon the net asset value of the Fund as of September 19, 2008. This expense is borne by the Funds without regard to any expense limitation currently in effect for the Funds.

More information about the Program is available at http://www.ustreas.gov.



82    MainStay Retirement Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay 2010 Retirement Fund, the MainStay 2020 Retirement Fund, the MainStay 2030 Retirement Fund, the MainStay 2040 Retirement Fund, and the MainStay 2050 Retirement Fund ("the Funds"), five of the funds constituting Eclipse Funds Inc., as of October 31, 2008, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay 2010 Retirement Fund, the MainStay 2020 Retirement Fund, the MainStay 2030 Retirement Fund, the MainStay 2040 Retirement Fund, and the MainStay 2050 Target Retirement Fund of Eclipse Funds Inc. as of October 31, 2008, the results of their operations for the year then ended, and the changes in their net assets, and financial highlights for the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    83

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2008, the Funds designates approximately the following amounts pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.


MainStay Retirement 2010 Fund          $ 81,273
-----------------------------------------------
MainStay Retirement 2020 Fund            97,237
-----------------------------------------------
MainStay Retirement 2030 Fund           126,609
-----------------------------------------------
MainStay Retirement 2040 Fund            65,985
-----------------------------------------------
MainStay Retirement 2050 Fund            59,421
-----------------------------------------------



The dividends paid by the following Funds during the fiscal year ended October 31, 2008 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the qualified interest income and for the corporate dividend-received deduction.

                                   QII%    DRD%
MainStay Retirement 2010 Fund     100.0%   14.3%
-----------------------------------------------
MainStay Retirement 2020 Fund     100.0%   19.4%
-----------------------------------------------
MainStay Retirement 2030 Fund     100.0%   26.6%
-----------------------------------------------
MainStay Retirement 2040 Fund     100.0%   30.0%
-----------------------------------------------
MainStay Retirement 2050 Fund      34.2%   37.4%
-----------------------------------------------



In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end October 31, 2008.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-
6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




84    MainStay Retirement Funds

DIRECTORS AND OFFICERS

The Directors oversee the Funds and the Manager. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Funds includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                            NUMBER OF
               TERM OF OFFICE,                              FUNDS IN FUND
               POSITION(S) HELD                             COMPLEX         OTHER
NAME AND       WITH THE COMPANY    PRINCIPAL OCCUPATION(S)  OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH  LENGTH OF SERVICE   DURING PAST FIVE YEARS   DIRECTOR        HELD BY DIRECTOR
 -------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y. KIM    Indefinite;         Member of the Board of
9/24/60        Director since      Managers and President
               September 2008      and Chief Executive
                                   Officer (since April
                                   2008) of New York Life
                                   Investment Management
                                   LLC and New York Life
                                   Investment Management
                                   Holdings LLC; Member of
                                   the Board of Managers,
                                   MacKay Shields LLC
                                   (since April 2008);
                                   Chairman of the Board,
                                   Institutional Capital
                                   LLC, Madison Capital
                                   LLC, McMorgan & Company
                                   LLC, Chairman and Chief
                                   Executive Officer,
                                   NYLIFE Distributors LLC
                                   and Chairman of the
                                   Board of Managers,
                                   NYLCAP Manager, LLC
                                   (since April 2008);
                                   President, Prudential
                                   Retirement, a business
                                   unit of Prudential
                                   Financial, Inc. (2002
                                   to 2007)
--------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    85

                                                                    NUMBER OF
               TERM OF OFFICE,                                      FUNDS IN FUND
               POSITION(S) HELD                                     COMPLEX         OTHER
NAME AND       WITH THE COMPANY AND    PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH  LENGTH OF SERVICE       DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 ---------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.       Indefinite; Chairman    Partner, Strategic                 73        Chairman since
KERLEY         since 2005 and          Management Advisors LLC                      2005 and Trustee
8/12/51        Director since 1990     (since 1990)                                 since 2000,
                                                                                    Eclipse Funds (3
                                                                                    funds); Chairman
                                                                                    and Trustee, The
                                                                                    MainStay Funds
                                                                                    since 2007 (21
                                                                                    funds);
                                                                                    Chairman and
                                                                                    Director, ICAP
                                                                                    Funds, Inc.,
                                                                                    since 2006 (4
                                                                                    funds); Chairman
                                                                                    and Director,
                                                                                    MainStay VP
                                                                                    Series Fund,
                                                                                    Inc., since 2007
                                                                                    (23 portfolios);
                                                                                    Trustee, Legg
                                                                                    Mason Partners
                                                                                    Funds, Inc.,
                                                                                    since 1991 (68
                                                                                    portfolios)
----------------------------------------------------------------------------------------------------
ALAN R.        Indefinite; Director    Retired; Partner, Ernst &          73        Trustee, Eclipse
LATSHAW        and Audit Committee     Young LLP (2002 to 2003);                    Funds since 2007
3/27/51        Financial Expert        Partner, Arthur Andersen                     (3 funds);
               since 2007              LLP (1989 to 2002);                          Trustee, The
                                       Consultant to the Audit and                  MainStay Funds
                                       Compliance Committee (2004                   since 2006 (21
                                       to 2006)                                     funds);
                                                                                    Director, ICAP
                                                                                    Funds, Inc.,
                                                                                    since 2007 (4
                                                                                    funds);
                                                                                    Director,
                                                                                    MainStay VP
                                                                                    Series Fund,
                                                                                    Inc., since 2007
                                                                                    (23 portfolios);
                                                                                    Trustee, State
                                                                                    Farm Associates
                                                                                    Funds Trusts
                                                                                    since 2005 (4
                                                                                    portfolios);
                                                                                    Trustee, State
                                                                                    Farm Mutual Fund
                                                                                    Trust since 2005
                                                                                    (16 portfolios);
                                                                                    Trustee, State
                                                                                    Farm Variable
                                                                                    Product Trust
                                                                                    since 2005 (9
                                                                                    portfolios)
----------------------------------------------------------------------------------------------------
PETER MEENAN   Indefinite; Director    Independent Consultant;            73        Trustee, Eclipse
12/5/41        since 2002              President and Chief                          Funds since 2002
                                       Executive Officer, Babson-                   (3 funds);
                                       United, Inc. (financial                      Trustee, The
                                       services firm) (2000 to                      MainStay Funds
                                       2004); Independent                           since 2007 (21
                                       Consultant (1999 to 2000);                   funds);
                                       Head of Global Funds,                        Director, ICAP
                                       Citicorp (1995 to 1999)                      Funds, Inc.,
                                                                                    since 2006 (4
                                                                                    funds);
                                                                                    Director,
                                                                                    MainStay VP
                                                                                    Series Fund,
                                                                                    Inc., since 2007
                                                                                    (23 portfolios)
----------------------------------------------------------------------------------------------------
RICHARD H.     Indefinite; Director    Managing Director, ICC             73        Trustee, Eclipse
NOLAN, JR.     since 2007              Capital Management;                          Funds since 2007
11/16/46                               President--Shields/Alli-                     (3 funds);
                                       ance, Alliance Capital                       Trustee, The
                                       Management (1994 to 2004)                    MainStay Funds
                                                                                    since 2007 (21
                                                                                    funds);
                                                                                    Director, ICAP
                                                                                    Funds, Inc.,
                                                                                    since 2007 (4
                                                                                    funds);
                                                                                    Director,
                                                                                    MainStay VP
                                                                                    Series Fund,
                                                                                    Inc., since 2006
                                                                                    (23 portfolios)
----------------------------------------------------------------------------------------------------
RICHARD S.     Indefinite; Director    Chairman (since 1990) and          73        Trustee, Eclipse
TRUTANIC       since 2007              Chief Executive Officer                      Funds since 2007
2/13/52                                (1990 to 1999 and since                      (3 funds);
                                       2004), Somerset & Company                    Trustee, The
                                       (financial advisory firm);                   MainStay Funds
                                       Managing Director and                        since 1994 (21
                                       Advisor, The Carlyle Group                   funds);
                                       (private investment firm)                    Director, ICAP
                                       (2002 to 2004); Senior                       Funds, Inc.,
                                       Managing Director, Partner                   since 2007 (4
                                       and Member of the Board,                     funds);
                                       Groupe Arnault S.A.                          Director,
                                       (private investment firm)                    MainStay VP
                                       (1999 to 2002)                               Series Fund,
                                                                                    Inc., since 2007
                                                                                    (23 portfolios)
----------------------------------------------------------------------------------------------------






86    MainStay Retirement Funds

                                                                    NUMBER OF
               TERM OF OFFICE,                                      FUNDS IN FUND
               POSITION(S) HELD                                     COMPLEX         OTHER
NAME AND       WITH THE COMPANY AND    PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH  LENGTH OF SERVICE       DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 ---------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L. WEIL  Indefinite; Director    V. Duane Rath Professor of         73        Trustee, Eclipse
5/22/40        and Audit Committee     Accounting, Graduate School                  Funds since 2007
               Financial Expert        of Business, University of                   (3 funds);
               since 2007              Chicago; President, Roman                    Trustee, The
                                       L. Weil Associates, Inc.                     MainStay Funds
                                       (consulting firm); Board                     since 2007 (21
                                       Member and Chairman of the                   funds);
                                       Board, Ygomi LLC                             Director, ICAP
                                       (information and                             Funds, Inc.,
                                       communications company)                      since 2007 (4
                                                                                    funds);
                                                                                    Director,
                                                                                    MainStay VP
                                                                                    Series Fund,
                                                                                    Inc., since 1994
                                                                                    (23 portfolios)
----------------------------------------------------------------------------------------------------
JOHN A.        Indefinite; Director    Retired. Managing Director         73        Trustee, Eclipse
WEISSER        since 2007              of Salomon Brothers, Inc.                    Funds since 2007
10/22/41                               (1971 to 1995)                               (3 funds);
                                                                                    Trustee, The
                                                                                    MainStay Funds
                                                                                    since 2007 (21
                                                                                    funds);
                                                                                    Director, ICAP
                                                                                    Funds, Inc.,
                                                                                    since 2007 (4
                                                                                    funds);
                                                                                    Director,
                                                                                    MainStay VP
                                                                                    Series Fund,
                                                                                    Inc., since 1997
                                                                                    (23 portfolios);
                                                                                    Trustee,
                                                                                    Direxion Funds
                                                                                    (30 portfolios)
                                                                                    and Direxion
                                                                                    Insurance Trust
                                                                                    (3 portfolios),
                                                                                    since 2007;
                                                                                    Trustee,
                                                                                    Direxion Shares
                                                                                    ETF Trust, since
                                                                                    2008 (8
                                                                                    portfolios)
----------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


               POSITIONS(S) HELD
NAME AND       WITH THE COMPANY        PRINCIPAL OCCUPATION(S)
DATE OF BIRTH  AND LENGTH OF SERVICE   DURING PAST FIVE YEARS
 -------------------------------------------------------------
OFFICERS

JACK R.        Treasurer and           Assistant Treasurer,
BENINTENDE     Principal Financial     New York Life
5/12/64        and Accounting          Investment Management
               Officer since 2007      Holdings LLC (since
                                       July 2008); Managing
                                       Director, New York Life
                                       Investment Management
                                       LLC (since 2007);
                                       Treasurer and Principal
                                       Financial and
                                       Accounting Officer,
                                       Eclipse Funds, The
                                       MainStay Funds,
                                       MainStay VP Series
                                       Fund, Inc., and ICAP
                                       Funds, Inc. (since
                                       2007); Vice President,
                                       Prudential Investments
                                       (2000 to 2007);
                                       Assistant Treasurer,
                                       JennisonDryden Family
                                       of Funds, Target
                                       Portfolio Trust, The
                                       Prudential Series Fund
                                       and American Skandia
                                       Trust (2006 to 2007);
                                       Treasurer and Principal
                                       Financial Officer, The
                                       Greater China Fund
                                       (2007)
--------------------------------------------------------------
STEPHEN P.     President since 2007    President and Chief
FISHER                                 Operating Officer,
2/22/59                                NYLIFE Distributors LLC
                                       (since January 2008);
                                       Senior Managing
                                       Director and Chief
                                       Marketing Officer, New
                                       York Life Investment
                                       Management LLC (since
                                       2005); Chairman of the
                                       Board, NYLIM Service
                                       Company (since January
                                       2008); Managing
                                       Director--Retail
                                       Marketing, New York
                                       Life Investment
                                       Management LLC (2003 to
                                       2005); President,
                                       Eclipse Funds, The
                                       MainStay Funds,
                                       MainStay VP Series
                                       Fund, Inc., and ICAP
                                       Funds, Inc. (since
                                       2007); Managing
                                       Director, UBS Global
                                       Asset Management (1999
                                       to 2003)
--------------------------------------------------------------
SCOTT T.       Vice President--        Director, New York Life
HARRINGTON     Administration since    Investment Management
2/8/59         2005                    LLC (including
                                       predecessor advisory
                                       organizations) (since
                                       2000); Executive Vice
                                       President, New York
                                       Life Trust Company and
                                       New York Life Trust
                                       Company, FSB (since
                                       2006); Vice
                                       President--Administra-
                                       tion, Eclipse Funds,
                                       The MainStay Funds and
                                       MainStay VP Series
                                       Fund, Inc. (since 2005)
                                       and ICAP Funds, Inc.
                                       (since 2006)
--------------------------------------------------------------





                                                   mainstayinvestments.com    87

               POSITIONS(S) HELD
NAME AND       WITH THE COMPANY        PRINCIPAL OCCUPATION(S)
DATE OF BIRTH  AND LENGTH OF SERVICE   DURING PAST FIVE YEARS
 -------------------------------------------------------------
OFFICERS

ALISON H.      Senior Vice President   Chief Compliance
MICUCCI        and Chief Compliance    Officer, McMorgan &
12/16/65       Officer since 2006      Company LLC (since
                                       March 2008); Senior
                                       Managing Director and
                                       Chief Compliance
                                       Officer (since 2006)
                                       and Managing Director
                                       and Chief Compliance
                                       Officer (2003 to 2006),
                                       New York Life
                                       Investment Management
                                       LLC and New York Life
                                       Investment Management
                                       Holdings LLC; Senior
                                       Managing Director,
                                       Compliance (since 2006)
                                       and Managing Director,
                                       Compliance (2003 to
                                       2006), NYLIFE
                                       Distributors LLC; Chief
                                       Compliance Officer,
                                       NYLCAP Manager LLC;
                                       Senior Vice President
                                       and Chief Compliance
                                       Officer, Eclipse Funds,
                                       The MainStay Funds,
                                       MainStay VP Series
                                       Fund, Inc., and ICAP
                                       Funds, Inc. (since
                                       2006); Vice
                                       President--Compliance,
                                       Eclipse Funds, The
                                       MainStay Funds and
                                       MainStay VP Series
                                       Fund, Inc. (2004 to
                                       2006); Deputy Chief
                                       Compliance Officer, New
                                       York Life Investment
                                       Management LLC (2002 to
                                       2003); Vice President
                                       and Compliance Officer,
                                       Goldman Sachs Asset
                                       Management (1999 to
                                       2002)
--------------------------------------------------------------
MARGUERITE     Chief Legal Officer     Managing Director,
E.H. MORRISON  since January 2008      Associate General
3/26/56        and Secretary since     Counsel and Assistant
               2004                    Secretary, New York
                                       Life Investment
                                       Management LLC (since
                                       2004); Managing
                                       Director and Secretary,
                                       NYLIFE Distributors LLC
                                       (since 2004);
                                       Secretary, NYLIM
                                       Service Company (since
                                       January 2008);
                                       Assistant Secretary,
                                       New York Life
                                       Investment Management
                                       Holdings LLC (since
                                       January 2008); Vice
                                       President, Associate
                                       General Counsel and
                                       Assistant Secretary,
                                       New York Life Insurance
                                       Company (since March
                                       2008); Chief Legal
                                       Officer (since January
                                       2008) and Secretary,
                                       Eclipse Funds, The
                                       MainStay Funds and
                                       MainStay VP Series
                                       Fund, Inc. (since 2004)
                                       and ICAP Funds, Inc.
                                       (since 2006); Chief
                                       Legal Officer--Mutual
                                       Funds and Vice
                                       President and Corporate
                                       Counsel, The Prudential
                                       Insurance Company of
                                       America (2000 to 2004)
--------------------------------------------------------------






88    MainStay Retirement Funds

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A014631         (RECYCLE LOGO)            MS308-08           MSRF11-12/08
                                                                          C1

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY 130/30 CORE FUND

                 MAINSTAY 130/30 GROWTH FUND

                 MAINSTAY 130/30 HIGH YIELD FUND

                 MAINSTAY 130/30 INTERNATIONAL FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY 130/30 CORE FUND

                 MAINSTAY 130/30 GROWTH FUND

                 MAINSTAY 130/30 HIGH YIELD FUND

                 MAINSTAY 130/30 INTERNATIONAL FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

MAINSTAY 130/30 CORE FUND                   5
---------------------------------------------

MAINSTAY 130/30 GROWTH FUND                23
---------------------------------------------

MAINSTAY 130/30 HIGH YIELD FUND            37
---------------------------------------------

MAINSTAY 130/30 INTERNATIONAL FUND         55
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              72
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            85
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             86
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        86
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       86
---------------------------------------------

DIRECTORS AND OFFICERS                     87

MAINSTAY 130/30 CORE FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (6/29/07)
----------------------------------------------
With sales charges         (41.00%)    (34.32%)
Excluding sales charges    (37.57)     (31.49)





(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30    RUSSELL 1000(R)
                                    CORE FUND            INDEX
                                 ---------------    ---------------
6/29/07                                9450              10000
10/31/07                               9110              10376
10/31/08                               5688               6558






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (6/29/07)
----------------------------------------------
With sales charges         (41.00%)    (34.32%)
Excluding sales charges    (37.57)     (31.49)





(PERFORMANCE GRAPH)

              MAINSTAY 130/30    RUSSELL 1000(R)
                 CORE FUND            INDEX
              ---------------    ---------------
6/29/07            23625              25000
10/31/07           22775              25940
10/31/08           14219              16394






CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (6/29/07)
----------------------------------------------
With sales charges         (38.77%)    (32.07%)
Excluding sales charges    (38.15)     (32.07)





(PERFORMANCE GRAPH)

              MAINSTAY 130/30    RUSSELL 1000(R)
                 CORE FUND            INDEX
              ---------------    ---------------
6/29/07            10000              10000
10/31/07            9620              10376
10/31/08            5950               6558





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                          SINCE
AVERAGE ANNUAL                  ONE     INCEPTION
TOTAL RETURNS                  YEAR     (6/29/07)
-------------------------------------------------
                              (37.48%)    (31.37%)





(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30    RUSSELL 1000(R)
                                    CORE FUND            INDEX
                                 ---------------    ---------------
6/29/07                               10000              10000
10/31/07                               9650              10376
10/31/08                               6033               6558






 BENCHMARK PERFORMANCE                                   ONE       SINCE
                                                        YEAR     INCEPTION
--------------------------------------------------------------------------------
Russell 1000(R) Index(3)                               (36.80%)    (26.97%)
Average Lipper extended U.S. large-cap core fund(4)    (39.84)     (29.57)



 The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which includes the largest 3,000 U.S. companies determined by market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay 130/30 Core Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 CORE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $693.20         $10.26         $1,013.00         $12.19
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $693.20         $10.51         $1,012.70         $12.50
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $690.30         $13.47         $1,009.20         $16.01
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $694.30         $ 8.82         $1,014.70         $10.48
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.41% for Investor Class, 2.47% for Class A, 3.17% for Class C and 2.07% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

  INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Oil, Gas & Consumable Fuels               12.0%
Pharmaceuticals                            7.8
Computers & Peripherals                    6.0
Insurance                                  5.5
Capital Markets                            3.8
Specialty Retail                           3.6
Software                                   3.5
Semiconductors & Semiconductor             3.2
  Equipment
Diversified Telecommunication Services     2.8
Food & Staples Retailing                   2.8
Industrial Conglomerates                   2.7
Media                                      2.7
Energy Equipment & Services                2.5
Household Products                         2.4
IT Services                                2.4
Road & Rail                                2.4
Beverages                                  2.1
Biotechnology                              2.1
Communications Equipment                   1.9
Aerospace & Defense                        1.8
Consumer Finance                           1.7
Health Care Providers & Services           1.7
Machinery                                  1.6
Tobacco                                    1.6
Commercial Banks                           1.5
Internet Software & Services               1.4
Diversified Financial Services             1.3
Health Care Equipment & Supplies           1.2
Chemicals                                  0.9
Household Durables                         0.9
Multiline Retail                           0.9
Air Freight & Logistics                    0.8
Electric Utilities                         0.8
Food Products                              0.8
Electrical Equipment                       0.7
Multi-Utilities                            0.7
Hotels, Restaurants & Leisure              0.6
Metals & Mining                            0.6
Airlines                                   0.5
Independent Power Producers & Energy       0.5
  Traders
Textiles, Apparel & Luxury Goods           0.5
Wireless Telecommunication Services        0.5
Construction & Engineering                 0.4
Electronic Equipment & Instruments         0.4
Leisure Equipment & Products               0.3
Life Sciences Tools & Services             0.3
Auto Components                            0.2
Commercial Services & Supplies             0.2
Paper & Forest Products                    0.2
Professional Services                      0.2
Real Estate Investment Trusts              0.2
Thrifts & Mortgage Finance                 0.2
Building Products                          0.1
Containers & Packaging                     0.1
Diversified Consumer Services              0.1
Internet & Catalog Retail                  0.1
Personal Products                          0.1
Health Care Technology                     0.0++
Real Estate Management & Development       0.0++
Trading Companies & Distributors           0.0++
Exchange Traded Fund                       1.1
Short-Term Investment                      0.2
Liabilities in Excess of Cash and         (0.1)
  Other Assets
                                         -----
                                         100.0%
                                         =====




++ Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  ExxonMobil Corp.
    2.  Procter & Gamble Co. (The)
    3.  Johnson & Johnson
    4.  Microsoft Corp.
    5.  Wal-Mart Stores, Inc.
    6.  Pfizer, Inc.
    7.  International Business Machines Corp.
    8.  Chevron Corp.
    9.  General Electric Co.
   10.  Cisco Systems, Inc.







8    MainStay 130/30 Core Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY J. FRAM, CFA, AND MONA PATNI OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY 130/30 CORE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay 130/30 Core Fund returned -37.57% for Investor Class shares,(1) -37.57% for Class A shares and -38.15% for Class C shares for the 12 months ended October 31, 2008. Over the same period, Class I shares returned -37.48%. All share classes outperformed the -39.84% return of the average Lipper(2) extended U.S. large-cap core fund and underperformed the -36.80% return of the Russell 1000(R) Index(3) for the 12 months ended October 31, 2008. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the first half of 2008, the Fund's overweight positions in commodity stocks--notably those in the energy sector--helped strengthen the Fund's performance relative to the Russell 1000(R) Index. However, one important part of the Fund's model looks for trends within the market. The Fund takes a number of months to pick up a new trend, and because the trend changed so severely, the Fund underperformed the Russell 1000(R) Index from July through October of 2008.

In response to market events during the reporting period, regulatory authorities in the United States and various international markets placed temporary restrictions, to various degrees, on the short selling of equity securities, and the Fund found it increasingly difficult to implement its investment strategy. Eventually, the Fund ceased all short selling activity and sought to unwind its short positions. (Effective November 4, 2008, the Fund has resumed the implementation of short positions either directly or through the use of derivatives.)

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH INDUSTRIES DETRACTED THE MOST?

Even in a broadly declining market, some industries performed better than others. The best contributor to the Fund's performance relative to the Russell 1000(R) Index was the consumer discretionary sector, followed by financials and information technology. Within the financials sector, the Fund did not own--or remained underweight in--almost all of the high profile stocks, such as American International Group, Fannie Mae and Lehman Brothers.

The worst-contributing sectors on a relative basis were health care, industrials and consumer staples. Our model did not anticipate as severe a market environment as we have seen during the reporting period, and hence the Fund was underweight in the typically recession-resistant health care and consumer staples sectors.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S STRONGEST PERFORMERS AND WHICH STOCKS WERE PARTICULARLY WEAK?

The Fund's short position in MoneyGram International helped the Fund's absolute performance because the company's revenue declined with losses in auction-rate securities. In addition, the company suffered from an ongoing SEC investigation, investor lawsuits and significant equity dilution potential for minority shareholders. Massey Energy, in which the Fund held a long position during much of the reporting period, helped the Fund's absolute

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any changes in the Fund's NAV greater than they would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Investments in REITs carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes and changing interest rates.

1. Performance for Investor Class shares prior to February 28, 2008, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Russell 1000(R) Index.

                                                    mainstayinvestments.com    9
performance because the company benefited from higher coal prices during the first half of the year. Many other stocks also benefited from higher commodity prices. The Fund also benefited by maintaining an underweight position relative to the Russell 1000(R) Index in Guaranty Financial Group. The company's bottom line suffered from impairment charges on a mortgage-backed security, a provision for bad loans and a charge related to income taxes.

Stocks such as General Electric, Microsoft and MBIA made the largest negative contributions to the Fund's absolute returns. General Electric and Microsoft detracted from the Fund's performance because of their large weightings in the Fund. The Fund's short position in MBIA hurt performance when the stock rose substantially in July 2008.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Among the stocks that we bought long for the Fund during the reporting period were Wal-Mart Stores and Johnson & Johnson. Earnings at both of these companies held up well in a difficult economic environment. Managed health care companies UnitedHealth Group and Humana were among the stocks in which the Fund held long positions and subsequently sold during the reporting period. These sales were motivated by the companies' investment losses and an expected decline in premiums.

HOW DID THE FUND'S WEIGHTINGS RELATIVE TO THE RUSSELL 1000(R) INDEX CHANGE DURING THE REPORTING PERIOD?

Over the course of the reporting period, we increased the Fund's weightings relative to the Russell 1000(R) Index in health care and consumer staples from very underweight to moderately underweight. Over the same period, we decreased the Fund's weighting in consumer discretionary from overweight to less overweight--and in materials from overweight to underweight.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2008?

As of October 31, 2008, the Fund was significantly underweight relative to the Russell 1000(R) Index in consumer staples and utilities. Although these sectors have traditionally performed well during periods of economic weakness, we believe that many stocks in these sectors have become relatively expensive.

At the end of October, the Fund's most significantly overweight positions relative to the Russell 1000(R) Index were in information technology and energy. Information technology stocks are trading at what we believe to be extremely low valuations and have performed moderately well in relation to the market as a whole. Within the energy sector, the Fund tends to own shares of larger integrated oil companies, such as Exxon Mobil and Chevron. That positioning, along with underweight positions in utilities and materials, left the Fund with a fairly neutral exposure to very volatile commodities such as crude oil and copper.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.




10    MainStay 130/30 Core Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                     SHARES           VALUE
COMMON STOCKS 98.8%+
-----------------------------------------------------------

AEROSPACE & DEFENSE 1.8%
Boeing Co. (The)                     16,020   $     837,365
General Dynamics Corp.                1,549          93,436
Honeywell International, Inc.        19,351         589,238
Lockheed Martin Corp.                   102           8,675
United Technologies Corp.                59           3,243
                                              -------------
                                                  1,531,957
                                              -------------

AIR FREIGHT & LOGISTICS 0.8%
FedEx Corp.                           9,840         643,241
                                              -------------


AIRLINES 0.5%
Southwest Airlines Co.               32,927         387,880
                                              -------------


AUTO COMPONENTS 0.2%
Autoliv, Inc.                         2,791          59,616
BorgWarner, Inc.                      3,882          87,228
TRW Automotive Holdings Corp.
  (a)                                 1,885          11,913
                                              -------------
                                                    158,757
                                              -------------

BEVERAGES 2.1%
Anheuser-Busch Cos., Inc.             8,309         515,407
Coca-Cola Co. (The)                  11,010         485,100
Coca-Cola Enterprises, Inc.           3,256          32,723
Constellation Brands, Inc.
  Class A (a)                           757           9,493
Dr Pepper Snapple Group, Inc.
  (a)                                 5,224         119,630
Pepsi Bottling Group, Inc.
  (The)                               6,127         141,656
PepsiCo, Inc.                         8,819         502,771
                                              -------------
                                                  1,806,780
                                              -------------

BIOTECHNOLOGY 2.1%
Amgen, Inc. (a)                      19,352       1,158,991
Biogen Idec, Inc. (a)                 5,514         234,621
Celgene Corp. (a)                     1,458          93,691
Cephalon, Inc. (a)                    2,306         165,386
Genentech, Inc. (a)                   1,925         159,660
ImClone Systems, Inc. (a)               134           9,214
                                              -------------
                                                  1,821,563
                                              -------------

BUILDING PRODUCTS 0.1%

Armstrong World Industries,
  Inc.                                  873          17,137
Lennox International, Inc.            2,095          62,473
Masco Corp.                           1,895          19,234
Owens Corning, Inc. (a)               1,229          19,332
                                              -------------
                                                    118,176
                                              -------------

CAPITAL MARKETS 3.8%
Ameriprise Financial, Inc.           10,020         216,432
Bank of New York Mellon Corp.
  (The)                              18,939         617,411
Charles Schwab Corp. (The)           33,772         645,721
Federated Investors, Inc.
  Class B                             2,456          59,435
Franklin Resources, Inc.                371          25,228
GLG Partners, Inc.                    1,069           3,421
Goldman Sachs Group, Inc.
  (The)                                 641          59,293
Invesco, Ltd.                        10,108         150,710
Investment Technology Group,
  Inc. (a)                            1,553          31,697
Merrill Lynch & Co., Inc.            16,766         311,680
Morgan Stanley                        4,260          74,422
Northern Trust Corp.                  7,506         422,663
Raymond James Financial, Inc.         2,139          49,817
State Street Corp.                   11,289         489,378
TD Ameritrade Holding Corp.
  (a)                                 7,777         103,356
                                              -------------
                                                  3,260,664
                                              -------------

CHEMICALS 0.9%
Airgas, Inc.                          3,737         143,351
Ashland, Inc.                         2,830          63,930
C.F. Industries Holdings, Inc.        2,545         163,364
Celanese Corp. Class A                  521           7,221
Eastman Chemical Co.                  2,123          85,748
FMC Corp.                               425          18,504
Monsanto Co.                          1,207         107,399
Mosaic Co. (The)                        107           4,217
Rohm & Haas Co.                         954          67,114
Terra Industries, Inc.                4,099          90,137
                                              -------------
                                                    750,985
                                              -------------

COMMERCIAL BANKS 1.5%
Bancorpsouth, Inc.                      456          11,067
Bank of Hawaii Corp.                    297          15,061
BB&T Corp.                            1,941          69,585
Cullen/Frost Bankers, Inc.            1,355          75,839
Fifth Third Bancorp                     893           9,689
First Citizens BancShares Inc.
  Class A                                69          10,552
First Horizon National Corp.              1               6
Fulton Financial Corp.                3,868          40,614
National City Corp.                  78,673         212,417
Regions Financial Corp.               1,049          11,633
SunTrust Banks, Inc.                    755          30,306
U.S. Bancorp                          1,519          45,281
Wachovia Corp.                      107,081         686,389
Wells Fargo & Co.                       453          15,425
Whitney Holding Corp.                   340           6,460
                                              -------------
                                                  1,240,324
                                              -------------

COMMERCIAL SERVICES & SUPPLIES 0.2%
Allied Waste Industries, Inc.
  (a)                                 1,113          11,598
Brink's Co. (The)                       407          19,735


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
R.R. Donnelley & Sons Co.             4,735   $      78,459
Republic Services, Inc.                 172           4,076
Waste Management, Inc.                2,807          87,663
                                              -------------
                                                    201,531
                                              -------------

COMMUNICATIONS EQUIPMENT 1.9%
Brocade Communications
  Systems, Inc. (a)                   6,529          24,614
V  Cisco Systems, Inc. (a)           74,579       1,325,269
F5 Networks, Inc. (a)                 1,828          45,371
Juniper Networks, Inc. (a)            1,491          27,941
QUALCOMM, Inc.                        3,037         116,196
Tellabs, Inc. (a)                    15,732          66,704
                                              -------------
                                                  1,606,095
                                              -------------


COMPUTERS & PERIPHERALS 6.0%
Apple, Inc. (a)                       7,688         827,152
Dell, Inc. (a)                       39,880         484,542
Diebold, Inc.                           374          11,115
EMC Corp. (a)                        31,449         370,469
Hewlett-Packard Co.                  34,384       1,316,220
V  International Business
  Machines Corp.                     17,039       1,584,116
Lexmark International, Inc.
  Class A (a)                         3,539          91,412
NetApp, Inc. (a)                     14,084         190,557
QLogic Corp. (a)                      4,381          52,660
Seagate Technology                   10,665          72,202
Sun Microsystems, Inc. (a)            4,472          20,571
Western Digital Corp. (a)             8,835         145,777
                                              -------------
                                                  5,166,793
                                              -------------

CONSTRUCTION & ENGINEERING 0.4%
Fluor Corp.                           6,924         276,476
Foster Wheeler, Ltd. (a)                895          24,523
Shaw Group, Inc. (The) (a)            2,943          52,650
URS Corp. (a)                           526          15,459
                                              -------------
                                                    369,108
                                              -------------

CONSUMER FINANCE 1.7%
American Express Co.                 24,686         678,865
Capital One Financial Corp.          15,654         612,384
Discover Financial Services          14,571         178,495
                                              -------------
                                                  1,469,744
                                              -------------

CONTAINERS & PACKAGING 0.1%
Pactiv Corp. (a)                        508          11,968
Sonoco Products Co.                   2,249          56,630
                                              -------------
                                                     68,598
                                              -------------

DIVERSIFIED CONSUMER SERVICES 0.1%
Apollo Group, Inc. Class A (a)          960          66,729
Career Education Corp. (a)            1,511          23,889
                                              -------------
                                                     90,618
                                              -------------

DIVERSIFIED FINANCIAL SERVICES 1.3%
Bank of America Corp.                 5,093         123,098
Citigroup, Inc.                      18,190         248,294
JPMorgan Chase & Co.                 18,429         760,196
Moody's Corp.                           682          17,459
                                              -------------
                                                  1,149,047
                                              -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.8%
AT&T, Inc.                           42,241       1,130,792
CenturyTel, Inc.                      1,220          30,634
Verizon Communications, Inc.         42,248       1,253,498
                                              -------------
                                                  2,414,924
                                              -------------

ELECTRIC UTILITIES 0.8%
Edison International                  5,671         201,831
FPL Group, Inc.                       8,368         395,304
Progress Energy, Inc.                 2,469          97,204
Sierra Pacific Resources                509           4,220
                                              -------------
                                                    698,559
                                              -------------

ELECTRICAL EQUIPMENT 0.7%
Cooper Industries, Ltd. Class
  A                                   2,011          62,240
Emerson Electric Co.                 13,010         425,817
Hubbel, Inc. Class B                  2,219          79,596
                                              -------------
                                                    567,653
                                              -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.4%
Agilent Technologies, Inc. (a)        8,207         182,113
Arrow Electronics, Inc. (a)             633          11,046
AVX Corp.                               268           2,417
Ingram Micro, Inc. Class A (a)          192           2,559
Jabil Circuit, Inc.                   9,441          79,399
Molex, Inc.                           5,278          76,056
Vishay Intertechnology, Inc.
  (a)                                 6,273          27,037
                                              -------------
                                                    380,627
                                              -------------

ENERGY EQUIPMENT & SERVICES 2.5%
Dresser-Rand Group, Inc. (a)            530          11,872
ENSCO International, Inc.             6,451         245,202
FMC Technologies, Inc. (a)            5,044         176,489
Helmerich & Payne, Inc.               4,070         139,642
Key Energy Services, Inc. (a)         3,798          23,548
Nabors Industries, Ltd. (a)           6,316          90,824
National Oilwell Varco, Inc.
  (a)                                10,475         313,098
Noble Corp.                          12,116         390,256
Oil States International, Inc.
  (a)                                 1,385          32,035
Patterson-UTI Energy, Inc.            5,951          78,970
Pride International, Inc. (a)         4,521          84,950
Schlumberger, Ltd.                    4,209         217,395
SEACOR Holdings, Inc. (a)               834          56,020
Superior Energy Services, Inc.
  (a)                                 2,240          47,757
Tetra Technologies, Inc. (a)          1,693          11,783
Tidewater, Inc.                       2,366         103,181



12    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Unit Corp. (a)                        2,116   $      79,435
                                              -------------
                                                  2,102,457
                                              -------------

FOOD & STAPLES RETAILING 2.8%
BJ's Wholesale Club, Inc. (a)         2,651          93,315
Kroger Co. (The)                      5,268         144,659
Safeway, Inc.                         6,202         131,917
SUPERVALU, Inc.                         620           8,829
Sysco Corp.                          14,445         378,459
V  Wal-Mart Stores, Inc.             29,785       1,662,301
                                              -------------
                                                  2,419,480
                                              -------------

FOOD PRODUCTS 0.8%
Corn Products International,
  Inc.                                2,898          70,480
General Mills, Inc.                   7,072         479,057
H.J. Heinz Co.                           98           4,294
Hershey Co. (The)                     1,779          66,250
Kellogg Co.                           1,261          63,580
                                              -------------
                                                    683,661
                                              -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.2%
Baxter International, Inc.            1,101          66,599
Becton, Dickinson & Co.               3,114         216,112
Boston Scientific Corp. (a)           8,733          78,859
C.R. Bard, Inc.                          58           5,119
Covidien, Ltd.                        2,938         130,124
Edwards Lifesciences Corp. (a)        2,470         130,515
Hill-Rom Holdings, Inc.               2,787          63,432
Hospira, Inc. (a)                       389          10,822
Kinetic Concepts, Inc. (a)            1,272          30,795
Medtronic, Inc.                       3,422         138,009
Teleflex, Inc.                        1,330          70,477
Varian Medical Systems, Inc.
  (a)                                 2,148          97,755
                                              -------------
                                                  1,038,618
                                              -------------

HEALTH CARE PROVIDERS & SERVICES 1.7%
Aetna, Inc.                           9,128         227,013
CIGNA Corp.                          12,603         205,429
Community Health Systems, Inc.
  (a)                                   530          10,865
DaVita, Inc. (a)                      1,211          68,724
Laboratory Corp. of America
  Holdings (a)                          394          24,227
LifePoint Hospitals, Inc. (a)         1,801          43,170
Lincare Holdings, Inc. (a)            3,269          86,138
Omnicare, Inc.                        4,197         115,711
Patterson Cos., Inc. (a)              1,486          37,641
Quest Diagnostics, Inc.               1,861          87,095
Universal Health Services,
  Inc. Class B                        1,858          78,110
WellCare Health Plans, Inc.
  (a)                                 1,168          28,231
WellPoint, Inc. (a)                  10,839         421,312
                                              -------------
                                                  1,433,666
                                              -------------

HEALTH CARE TECHNOLOGY 0.0%++
Cerner Corp. (a)                        420          15,637
                                              -------------



HOTELS, RESTAURANTS & LEISURE 0.6%
Brinker International, Inc.           3,538          32,903
Darden Restaurants, Inc.              6,305         139,782
International Speedway Corp.
  Class A                               187           5,870
Interval Leisure Group, Inc.
  (a)                                 1,593          11,562
Marriott International, Inc.
  Class A                               263           5,489
McDonald's Corp.                      5,102         295,559
Panera Bread Co. Class A (a)          1,195          53,918
                                              -------------
                                                    545,083
                                              -------------

HOUSEHOLD DURABLES 0.9%
Centex Corp.                          1,281          15,692
D.R. Horton, Inc.                    12,360          91,217
Harman International
  Industries, Inc.                    1,732          31,817
Jarden Corp. (a)                        378           6,728
KB Home                               2,881          48,084
Leggett & Platt, Inc.                 5,342          92,737
Lennar Corp. Class A                  4,794          37,106
M.D.C. Holdings, Inc.                 1,519          51,084
NVR, Inc. (a)                           186          91,179
Pulte Homes, Inc.                     8,373          93,275
Stanley Works (The)                   1,806          59,129
Toll Brothers, Inc. (a)               5,885         136,061
                                              -------------
                                                    754,109
                                              -------------

HOUSEHOLD PRODUCTS 2.4%
Church & Dwight Co., Inc.             1,626          96,080
Clorox Co. (The)                      1,595          96,992
Kimberly-Clark Corp.                  1,467          89,913
V  Procter & Gamble Co. (The)        27,219       1,756,714
                                              -------------
                                                  2,039,699
                                              -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.5%
AES Corp. (The) (a)                   6,304          50,243
Calpine Corp. (a)                     2,035          23,809
Constellation Energy Group,
  Inc.                                  402           9,732
Mirant Corp. (a)                      6,588         115,422
NRG Energy, Inc. (a)                  9,010         209,482
Reliant Energy, Inc. (a)              3,822          20,066
                                              -------------
                                                    428,754
                                              -------------

INDUSTRIAL CONGLOMERATES 2.7%
3M Co.                               14,514         933,250
V  General Electric Co.              68,262       1,331,792
McDermott International, Inc.
  (a)                                 2,852          48,855
                                              -------------
                                                  2,313,897
                                              -------------

INSURANCE 5.5%
Aflac, Inc.                          14,288         632,673


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
Allied World Assurance
  Holdings, Ltd./Bermuda              2,144   $      68,758
Allstate Corp. (The)                 17,301         456,573
American Financial Group, Inc.        3,514          79,873
Aon Corp.                             2,347          99,278
Arch Capital Group, Ltd. (a)          2,124         148,149
Assurant, Inc.                          542          13,810
Axis Capital Holdings, Ltd.           6,667         189,876
Brown & Brown, Inc.                   1,289          26,450
Chubb Corp. (The)                     1,687          87,420
Cincinnati Financial Corp.            3,183          82,726
CNA Financial Corp.                   1,262          19,637
Conseco, Inc. (a)                     1,845           3,432
Endurance Specialty Holdings,
  Ltd.                                1,856          56,125
Everest Re Group, Ltd.                  350          26,145
Genworth Financial, Inc. Class
  A                                  12,598          60,974
HCC Insurance Holdings, Inc.          3,723          82,129
Loews Corp.                          14,155         470,088
MetLife, Inc.                        16,044         532,982
Nationwide Financial Services,
  Inc. Class A                          416          19,681
Old Republic International
  Corp.                              10,181          93,767
PartnerRe, Ltd.                         294          19,901
Philadelphia Consolidated
  Holding Corp. (a)                     743          43,458
Principal Financial Group,
  Inc.                               10,864         206,307
Protective Life Corp.                 1,930          16,116
Prudential Financial, Inc.           12,998         389,940
Reinsurance Group of America,
  Inc.                                1,839          68,668
RenaissanceRe Holdings, Ltd.          2,802         128,612
StanCorp Financial Group, Inc.          556          18,949
Transatlantic Holdings, Inc.          1,021          43,750
Travelers Cos., Inc. (The)            5,253         223,515
Unum Group                           10,121         159,406
W.R. Berkley Corp.                    6,407         168,312
                                              -------------
                                                  4,737,480
                                              -------------

INTERNET & CATALOG RETAIL 0.1%
Expedia, Inc. (a)                     3,023          28,749
HSN, Inc. (a)                         1,035           6,363
Ticketmaster (a)                      1,593          15,416
                                              -------------
                                                     50,528
                                              -------------

INTERNET SOFTWARE & SERVICES 1.4%
eBay, Inc. (a)                       34,652         529,136
Google, Inc. Class A (a)                887         318,752
HLTH Corp. (a)                        1,968          16,315
IAC/InterActiveCorp (a)               4,036          67,643
Sohu.com, Inc. (a)                    1,234          67,796
VeriSign, Inc. (a)                    5,330         112,996
WebMD Health Corp. Class A (a)           50           1,118
Yahoo!, Inc. (a)                      9,471         121,418
                                              -------------
                                                  1,235,174
                                              -------------

IT SERVICES 2.4%
Accenture, Ltd. Class A              19,916         658,224
Affiliated Computer Services,
  Inc. Class A (a)                    3,561         146,001
Alliance Data Systems Corp.
  (a)                                 3,303         165,679
Automatic Data Processing,
  Inc.                                1,618          56,549
Broadridge Financial Solutions
  LLC                                 6,282          76,012
Computer Sciences Corp. (a)           6,810         205,390
Fiserv, Inc. (a)                      7,391         246,564
Global Payments, Inc.                 1,359          55,053
Hewitt Associates, Inc. Class
  A (a)                               1,024          28,559
Lender Processing Services,
  Inc.                                2,734          63,073
Metavante Technologies, Inc.
  (a)                                 1,064          17,843
NeuStar, Inc. Class A (a)             1,323          26,063
Western Union Co. (The)              17,566         268,057
                                              -------------
                                                  2,013,067
                                              -------------

LEISURE EQUIPMENT & PRODUCTS 0.3%
Eastman Kodak Co.                     9,723          89,257
Hasbro, Inc.                          5,548         161,280
                                              -------------
                                                    250,537
                                              -------------

LIFE SCIENCES TOOLS & SERVICES 0.3%
Applied Biosystems, Inc.              7,596         234,185
Thermo Fisher Scientific, Inc.
  (a)                                   100           4,060
                                              -------------
                                                    238,245
                                              -------------

MACHINERY 1.6%
AGCO Corp. (a)                        2,028          63,922
Caterpillar, Inc.                     7,718         294,596
Crane Co.                               573           9,380
Cummins, Inc.                         6,828         176,504
Dover Corp.                           8,141         258,640
Flowserve Corp.                         172           9,790
Gardner Denver, Inc. (a)              1,776          45,501
Illinois Tool Works, Inc.             3,872         129,286
John Bean Technologies Corp.            841           7,048
Joy Global, Inc.                      1,262          36,573
Manitowoc Co., Inc. (The)               744           7,321
Parker Hannifin Corp.                 7,554         292,869
SPX Corp.                               300          11,622
Toro Co. (The)                          427          14,364
                                              -------------
                                                  1,357,416
                                              -------------

MEDIA 2.7%
CBS Corp. Class B                     6,762          65,659
Comcast Corp. Class A                15,944         251,278
DIRECTV Group, Inc. (The) (a)        22,560         493,839
Dish Network Corp. Class A (a)        9,139         143,848
DreamWorks Animation SKG, Inc.
  Class A (a)                         2,682          75,364



14    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
MEDIA (CONTINUED)
EW Scripps Co. Class A                  322   $       1,497
Interpublic Group of Cos.,
  Inc. (The) (a)                     15,848          82,251
Liberty Media Corp.
  Entertainment Class A (a)          20,364         327,860
Time Warner Cable, Inc. Class
  A (a)                               5,998         117,441
Time Warner, Inc.                    72,086         727,348
Virgin Media, Inc.                    1,604           9,239
Walt Disney Co. (The)                   169           4,377
Warner Music Group Corp.                315           1,304
Washington Post Co. Class B              38          16,218
                                              -------------
                                                  2,317,523
                                              -------------

METALS & MINING 0.6%
Century Aluminum Co. (a)                190           2,388
Freeport-McMoRan Copper &
  Gold, Inc. Class B                  7,533         219,210
Nucor Corp.                           2,898         117,398
Reliance Steel & Aluminum Co.         2,108          52,784
Southern Copper Corp.                 4,592          66,860
United States Steel Corp.             2,503          92,311
                                              -------------
                                                    550,951
                                              -------------

MULTI-UTILITIES 0.7%
CenterPoint Energy, Inc.              5,503          63,395
DTE Energy Corp.                        929          32,794
NSTAR                                   662          21,879
PG&E Corp.                           13,408         491,671
                                              -------------
                                                    609,739
                                              -------------

MULTILINE RETAIL 0.9%
Big Lots, Inc. (a)                    3,635          88,803
Dollar Tree, Inc. (a)                 3,511         133,488
Family Dollar Stores, Inc.            6,224         167,488
J.C. Penney Co., Inc.                 6,819         163,110
Macy's, Inc.                         12,750         156,698
Sears Holdings Corp. (a)                701          40,476
                                              -------------
                                                    750,063
                                              -------------

OIL, GAS & CONSUMABLE FUELS 12.0%
Alpha Natural Resources, Inc.
  (a)                                 1,182          42,280
Apache Corp.                          6,158         506,988
Arch Coal, Inc.                       2,662          56,993
Chesapeake Energy Corp.               8,432         185,251
V  Chevron Corp.                     18,406       1,373,088
Cimarex Energy Co.                    3,223         130,403
ConocoPhillips                       21,319       1,109,014
Continental Resources, Inc.
  (a)                                   829          26,851
Devon Energy Corp.                    6,501         525,671
Encore Acquisition Co. (a)            1,516          47,223
EOG Resources, Inc.                   1,304         105,520
V  ExxonMobil Corp.                  50,985       3,779,008
Forest Oil Corp. (a)                  1,522          44,458
Foundation Coal Holdings, Inc.        1,032          21,424
Frontline, Ltd.                       2,156          68,561
Hess Corp.                            4,166         250,835
Holly Corp.                             508           9,972
Marathon Oil Corp.                    2,542          73,972
Mariner Energy, Inc. (a)              3,418          49,185
Massey Energy Co.                     3,588          82,847
Murphy Oil Corp.                      4,354         220,487
Noble Energy, Inc.                    5,124         265,526
Occidental Petroleum Corp.           14,984         832,211
PetroHawk Energy Corp. (a)            2,788          52,833
Pioneer Natural Resources Co.            12             334
Plains Exploration &
  Production Co. (a)                  1,202          33,896
Southwestern Energy Co. (a)           4,617         164,458
St. Mary Land & Exploration
  Co.                                 2,754          68,547
Sunoco, Inc.                          2,539          77,440
W&T Offshore, Inc.                    1,337          25,630
Walter Industries, Inc.                 268          10,385
Whiting Petroleum Corp. (a)             762          39,616
                                              -------------
                                                 10,280,907
                                              -------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.               4,245          73,099
MeadWestvaco Corp.                    4,036          56,625
                                              -------------
                                                    129,724
                                              -------------

PERSONAL PRODUCTS 0.1%
Herbalife, Ltd.                         739          18,054
NBTY, Inc. (a)                        1,503          35,125
                                              -------------
                                                     53,179
                                              -------------

PHARMACEUTICALS 7.8%
Abbott Laboratories                   5,013         276,467
Barr Pharmaceuticals, Inc. (a)          669          42,990
Eli Lilly & Co.                      21,457         725,676
Endo Pharmaceuticals Holdings,
  Inc. (a)                            5,338          98,753
Forest Laboratories, Inc. (a)        13,745         319,296
V  Johnson & Johnson                 28,261       1,733,530
King Pharmaceuticals, Inc. (a)       11,002          96,708
Merck & Co., Inc.                    36,097       1,117,194
V  Pfizer, Inc.                      91,189       1,614,957
Schering-Plough Corp.                33,449         484,676
Sepracor, Inc. (a)                      265           3,530
Watson Pharmaceuticals, Inc.
  (a)                                 4,526         118,445
                                              -------------
                                                  6,632,222
                                              -------------

PROFESSIONAL SERVICES 0.2%
Manpower, Inc.                        1,781          55,442
Monster Worldwide, Inc. (a)           1,950          27,768
Robert Half International,
  Inc.                                4,100          77,367
                                              -------------
                                                    160,577
                                              -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS 0.2%
CapitalSource, Inc.                   5,494   $      40,656
Liberty Property Trust                  143           3,410
Plum Creek Timber Co., Inc.           1,980          73,814
Public Storage                          700          57,050
Taubman Centers, Inc.                   335          11,129
                                              -------------
                                                    186,059
                                              -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0% ++
Jones Lang LaSalle, Inc.                361          11,884
                                              -------------



ROAD & RAIL 2.4%
Burlington Northern Santa Fe
  Corp.                                 733          65,281
Con-Way, Inc.                           285           9,701
CSX Corp.                             9,953         455,051
Hertz Global Holdings, Inc.
  (a)                                 5,488          39,459
J.B. Hunt Transport Services,
  Inc.                                3,178          90,351
Kansas City Southern (a)              2,066          63,778
Norfolk Southern Corp.               10,616         636,323
Ryder System, Inc.                    2,218          87,877
Union Pacific Corp.                   9,099         607,540
                                              -------------
                                                  2,055,361
                                              -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.2%
Altera Corp.                          3,327          57,724
Analog Devices, Inc.                  4,867         103,959
Applied Materials, Inc.              12,632         163,079
Broadcom Corp. Class A (a)           10,546         180,126
Integrated Device Technology,
  Inc. (a)                            5,690          36,188
Intel Corp.                          48,603         777,648
KLA-Tencor Corp.                      5,728         133,176
Lam Research Corp. (a)                5,641         126,133
LSI Corp. (a)                        21,406          82,413
Marvell Technology Group, Ltd.
  (a)                                 2,697          18,771
National Semiconductor Corp.         10,612         139,760
Novellus Systems, Inc. (a)            4,450          70,310
ON Semiconductor Corp. (a)           13,366          68,300
Teradyne, Inc. (a)                    1,687           8,604
Texas Instruments, Inc.              35,961         703,397
Xilinx, Inc.                          3,236          59,607
                                              -------------
                                                  2,729,195
                                              -------------

SOFTWARE 3.5%
Adobe Systems, Inc. (a)               9,095         242,291
Autodesk, Inc. (a)                    7,398         157,651
BMC Software, Inc. (a)                5,960         153,887
Compuware Corp. (a)                  10,334          65,931
V  Microsoft Corp.                   77,393       1,728,186
Oracle Corp. (a)                      9,238         168,963
Symantec Corp. (a)                   35,459         446,074
Synopsys, Inc. (a)                    3,910          71,475
                                              -------------
                                                  3,034,458
                                              -------------

SPECIALTY RETAIL 3.6%
Abercrombie & Fitch Co. Class
  A                                   1,945          56,327
Advance Auto Parts, Inc.              3,756         117,187
American Eagle Outfitters,
  Inc.                                4,808          53,465
AnnTaylor Stores Corp. (a)            2,659          33,424
AutoZone, Inc. (a)                      586          74,592
Barnes & Noble, Inc.                  1,605          30,302
Best Buy Co., Inc.                   13,864         371,694
Foot Locker, Inc.                     6,775          99,051
Gap, Inc. (The)                      18,614         240,865
Home Depot, Inc. (The)               14,464         341,206
Limited Brands, Inc.                  4,676          56,018
Lowe's Cos., Inc.                    33,965         737,040
PetSmart, Inc.                          930          18,312
RadioShack Corp.                      5,916          74,897
Ross Stores, Inc.                     5,492         179,533
Sherwin-Williams Co. (The)            4,503         256,266
TJX Cos., Inc.                       11,433         305,947
                                              -------------
                                                  3,046,126
                                              -------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc. (a)                       7,931         163,378
Hanesbrands, Inc. (a)                 1,053          18,396
Jones Apparel Group, Inc.             3,906          43,396
Phillips-Van Heusen Corp.             2,294          56,226
Polo Ralph Lauren Corp.               2,516         118,680
                                              -------------
                                                    400,076
                                              -------------

THRIFTS & MORTGAGE FINANCE 0.2%
Capitol Federal Financial               135           6,279
Hudson City Bancorp, Inc.             4,391          82,595
Peoples United Financial              4,809          84,157
Tree.com, Inc. (a)                      267             722
                                              -------------
                                                    173,753
                                              -------------

TOBACCO 1.6%
Altria Group, Inc.                   20,573         394,796
Lorillard, Inc.                         957          63,028
Philip Morris International,
  Inc.                               17,694         769,158
Reynolds American, Inc.               1,942          95,080
UST, Inc.                               511          34,539
                                              -------------
                                                  1,356,601
                                              -------------

TRADING COMPANIES & DISTRIBUTORS 0.0%++
United Rentals, Inc. (a)                610           6,253
W.W. Grainger, Inc.                      48           3,771
                                              -------------
                                                     10,024
                                              -------------




16    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES 0.5%
NII Holdings, Inc. (a)                3,665   $      94,411
Sprint Nextel Corp.                  74,816         234,174
Telephone and Data Systems,
  Inc.                                3,818         102,513
                                              -------------
                                                    431,098
                                              -------------
Total Common Stocks
  (Cost $107,906,717)                            84,480,652
                                              -------------


EXCHANGE TRADED FUND 1.1% (B)
-----------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1                            9,948         963,265
                                              -------------
Total Exchange Traded Fund
  (Cost $963,915)                                   963,265
                                              -------------



                                  PRINCIPAL
                                     AMOUNT
SHORT-TERM INVESTMENT 0.2%
-----------------------------------------------------------

REPURCHASE AGREEMENT 0.2%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $198,322  (Collateralized by
  a Federal Home Loan Bank
  Security with a rate of
  2.673% and a maturity date
  of 3/4/09, with a Principal
  Amount of $205,000 and a
  Market Value of $205,513)        $198,320         198,320
                                              -------------

Total Short-Term Investment
  (Cost $198,320)                                   198,320
                                              -------------

Total Investments
  (Cost $109,068,952) (c)             100.1%     85,642,237

Liabilities in Excess of
  Cash and Other Assets                (0.1)       (121,321)
                                      -----    ------------
Net Assets                            100.0%  $  85,520,916
                                               ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(c)  At October 31, 2008, cost is $117,733,878
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $    642,375
Gross unrealized depreciation       (32,734,016)
                                   ------------
Net unrealized depreciation        $(32,091,641)
                                   ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $109,068,952)     $ 85,642,237
Cash collateral on deposit at
  broker                                   34,728
Receivables:
  Dividends and interest                  111,900
  Investment securities sold               29,394
Other assets                               22,840
                                     ------------
     Total assets                      85,841,099
                                     ------------
LIABILITIES:
Due to custodian                           90,218
Payables:
  Manager (See Note 3)                     67,203
  Investment securities purchased          45,058
  Broker fees on charges on short
     sales                                 36,585
  Professional fees                        31,376
  Custodian                                19,769
  Shareholder communication                19,386
  Transfer agent (See Note 3)               1,905
  Dividends on investments sold
     short                                  1,252
  Directors                                   329
  NYLIFE Distributors (See Note 3)            253
Accrued expenses                            6,849
                                     ------------
     Total liabilities                    320,183
                                     ------------
Net assets                           $ 85,520,916
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $    142,063
Additional paid-in capital            123,909,659
                                     ------------
                                      124,051,722
Accumulated undistributed net
  investment income                         6,806
Accumulated net realized loss on
  investments and investments sold
  short                               (15,110,897)
Net unrealized depreciation on
  investments                         (23,426,715)
                                     ------------
Net assets                           $ 85,520,916
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     41,236
                                     ============
Shares of capital stock outstanding         6,875
                                     ============
Net asset value per share
  outstanding                        $       6.00
Maximum sales charge (5.50% of
  offering price)                            0.35
                                     ------------
Maximum offering price per share
  outstanding                        $       6.35
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $    390,349
                                     ============
Shares of capital stock outstanding        65,030
                                     ============
Net asset value per share
  outstanding                        $       6.00
Maximum sales charge (5.50% of
  offering price)                            0.35
                                     ------------
Maximum offering price per share
  outstanding                        $       6.35
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $    228,471
                                     ============
Shares of capital stock outstanding        38,423
                                     ============
Net asset value and offering price
  per share outstanding              $       5.95
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 84,860,860
                                     ============
Shares of capital stock outstanding    14,095,941
                                     ============
Net asset value and offering price
  per share outstanding              $       6.02
                                     ============






18    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $  1,202,651
  Interest                                 14,388
                                     ------------
     Total income                       1,217,039
                                     ------------
EXPENSES:
  Manager (See Note 3)                    570,209
  Dividends on investments sold
     short                                263,739
  Broker fees and charges on short
     sales                                200,580
  Professional fees                        48,471
  Offering (See Note 3)                    43,833
  Registration                             36,880
  Custodian                                31,282
  Shareholder communication                17,774
  Transfer agent--Investor Class
     (See Note 3)                              93
  Transfer agent--Class A (See Note
     3)                                       467
  Transfer agent--Class C (See Note
     3)                                       473
  Transfer agent--Class I (See Note
     3)                                     8,118
  Distribution/Service--Investor
     Class (See Note 3)                        95
  Distribution/Service--Class A
     (See Note 3)                           1,042
  Service--Class C (See Note 3)               454
  Distribution--Class C (See Note
     3)                                     1,363
  Directors                                 2,561
  Miscellaneous                             8,059
                                     ------------
     Total expenses before waiver       1,235,493
  Expense waiver from Manager (See
     Note 3)                              (55,286)
                                     ------------
     Net expenses                       1,180,207
                                     ------------
Net investment income                      36,832
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions               (21,007,289)
  Investments sold short                6,503,528
                                     ------------
Net realized loss on investments
  and investments sold short          (14,503,761)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions               (23,400,572)
  Investments sold short                  272,301
                                     ------------
Net change in unrealized
  depreciation on investments and
  investments sold short              (23,128,271)
                                     ------------
Net realized and unrealized loss on
  investments and investments sold
  short                               (37,632,032)
                                     ------------
Net decrease in net assets
  resulting from operations          $(37,595,200)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2008 AND THE PERIOD JUNE 29, 2007
(COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007


                                        2008         2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $     36,832  $    21,471
 Net realized loss on
  investments and investments
  sold short                     (14,503,761)    (606,966)
 Net change in unrealized
  depreciation on investments
  and investments sold short     (23,128,271)    (298,444)
                                -------------------------
 Net decrease in net assets
  resulting from operations      (37,595,200)    (883,939)
                                -------------------------

Dividends to shareholders:
 From net investment income:
    Class A                             (556)          --
    Class I                          (51,121)          --
                                -------------------------
 Total dividends to
  shareholders                       (51,677)          --
                                -------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          99,128,447   25,398,310
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              420           --
 Cost of shares redeemed            (475,415)         (30)
                                -------------------------
    Increase in net assets
     derived from capital
     share transactions           98,653,452   25,398,280
                                -------------------------
    Net increase in net assets    61,006,575   24,514,341

NET ASSETS:
Beginning of period               24,514,341           --
                                -------------------------
End of period                   $ 85,520,916  $24,514,341
                                =========================
Accumulated undistributed net
 investment income at end of
 period                         $      6,806  $    22,422
                                =========================






20    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED OCTOBER 31, 2008


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net decrease in net assets
  resulting from operations          $ (37,595,200)
Adjustments to reconcile net
  decrease in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased               (285,043,397)
  Investments sold                     187,215,228
  Securities sold short                 68,190,147
  Purchases to cover securities
     sold short                        (69,380,819)
  Purchase of short term
     investments, net                     (198,320)
  Increase in interest receivable          (86,779)
  Amortization of offering costs            34,398
  Increase in other assets                 (22,739)
  Increase in deposit at brokers
     for securities sold short                (451)
  Increase in broker fees and
     charges payable on short sales         14,777
  Increase in dividends payable for
     securities sold short                     455
  Increase in cash due to custodian         90,218
  Decrease in payable for offering
     costs                                 (45,546)
  Increase in professional fees              1,271
  Increase in custodian payable              6,037
  Increase in shareholder
     communication payable                   8,466
  Increase in due to directors                 132
  Increase in due to manager                65,435
  Increase in due to transfer agent          1,873
  Increase in due to NYLIFE
     Distributors                              161
  Increase in accrued expenses and
     other liabilities                       4,130
  Net change in unrealized
     (appreciation) depreciation on
     investments                        23,400,572
  Net realized loss from
     investments                        21,007,289
  Net change in unrealized
     (appreciation) depreciation on
     securities sold short                (272,301)
  Net realized gain from securities
     sold short                         (6,503,528)
                                     -------------
Net cash used in operating
  activities                           (99,108,491)
                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold               99,128,447
Payment on shares redeemed                (475,415)
Cash distributions paid                    (51,257)
                                     -------------
Net cash from financing activities      98,601,775
                                     -------------
NET DECREASE IN CASH:                     (506,716)
Cash at beginning of year                  506,716
                                     -------------
Cash at end of year                  $          --
                                     =============



Non cash financing activities not included herein consist of reinvestment of all distributions of $420.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                             INVESTOR CLASS                       CLASS A
                                             --------------          --------------------------------
                                               FEBRUARY 28                                  JUNE 29,
                                                 2008**                  YEAR                2007**
                                                 THROUGH                ENDED               THROUGH
                                               OCTOBER 31,           OCTOBER 31,          OCTOBER 31,

                                             --------------------------------------------------------
                                                  2008                   2008                 2007
Net asset value at beginning of
  period                                         $  8.68               $  9.64               $10.00
                                                 -------               -------               ------
Net investment income (loss) (a)                   (0.02)                (0.02)               (0.00)++
Net realized and unrealized loss on
  investments                                      (2.66)                (3.61)               (0.36)
                                                 -------               -------               ------
Total from investment operations                   (2.68)                (3.63)               (0.36)
                                                 -------               -------               ------
Less dividends:
  From net investment income                          --                 (0.01)                  --
                                                 -------               -------               ------
Net asset value at end of period                 $  6.00               $  6.00               $ 9.64
                                                 =======               =======               ======
Total investment return (b)(c)                    (30.76%)(d)           (37.57%)              (3.60%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                              (0.37%)++             (0.20%)              (0.14%) ++
  Net expenses (excluding short
     sale expenses)                                 1.59% ++              1.50%                1.50% ++
  Expenses (including short sales
     expenses, before waiver)                       2.59% ++              2.60%                2.90% ++
  Short sale expenses                               0.82% ++              0.85%                0.53% ++
Portfolio turnover rate                              244%                  244%                  59%
Net assets at end of period (in
  000's)                                         $    41               $   390               $  356




                                                                  CLASS C                                 CLASS I
                                                    -----------------------------------     -----------------------------------
                                                                            JUNE 29,                                JUNE 29,
                                                          YEAR               2007**               YEAR               2007**
                                                         ENDED              THROUGH              ENDED              THROUGH
                                                      OCTOBER 31,         OCTOBER 31,         OCTOBER 31,         OCTOBER 31,

                                                    ---------------------------------------------------------------------------
                                                          2008                2007                2008                2007
Net asset value at beginning of period                  $  9.61              $10.00             $  9.65             $ 10.00
                                                        -------              ------             -------             -------
Net investment income (loss) (a)                          (0.09)              (0.03)               0.01                0.01
Net realized and unrealized gain (loss) on
  investments                                             (3.57)              (0.36)              (3.62)              (0.36)
                                                        -------              ------             -------             -------
Total from investment operations                          (3.66)              (0.39)              (3.61)              (0.35)
                                                        -------              ------             -------             -------
Less dividends:
  From net investment income                                 --                  --               (0.02)                 --
                                                        -------              ------             -------             -------
Net asset value at end of period                        $  5.95              $ 9.61             $  6.02             $  9.65
                                                        =======              ======             =======             =======
Total investment return (b)(c)                           (38.15%)             (3.80%)(d)         (37.48%)             (3.50%)(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income (loss)                            (1.12%)             (0.86%)++            0.07%               0.27% ++
  Net expenses (excluding short sale expenses)             2.33%               2.25% ++            1.25%               1.25% ++
  Expenses (including short sales expenses,
     before waiver)                                        3.41%               3.65% ++            2.16%               2.52% ++
  Short sale expenses                                      0.81%               0.53% ++            0.81%               0.53% ++
Portfolio turnover rate                                     244%                 59%                244%                 59%
Net assets at end of period (in 000's)                  $   228              $   35             $84,861             $24,123




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Total return is not annualized.





22    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY 130/30 GROWTH FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (6/29/07)
----------------------------------------------
With sales charges         (40.58%)    (28.93%)
Excluding sales charges    (37.12)     (25.88)





(PERFORMANCE GRAPH)

              MAINSTAY 130/30
                   GROWTH        RUSSELL 1000(R)
                    FUND           GROWTH INDEX
              ---------------    ---------------
6/29/07             9450              10000
10/31/07           10055              10775
10/31/08            6322               6793






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (6/29/07)
----------------------------------------------
With sales charges         (40.67%)    (29.01%)
Excluding sales charges    (37.22)     (25.96)





(PERFORMANCE GRAPH)

              MAINSTAY 130/30
                   GROWTH        RUSSELL 1000(R)
                    FUND           GROWTH INDEX
              ---------------    ---------------
6/29/07            23625              25000
10/31/07           25137              26939
10/31/08           15782              16984






CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (6/29/07)
----------------------------------------------
With sales charges         (38.23%)    (26.45%)
Excluding sales charges    (37.61)     (26.45)





(PERFORMANCE GRAPH)

              MAINSTAY 130/30
                   GROWTH        RUSSELL 1000(R)
                    FUND           GROWTH INDEX
              ---------------    ---------------
6/29/07            10000              10000
10/31/07           10610              10775
10/31/08            6620               6793





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the Mainstay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    23

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                          SINCE
AVERAGE ANNUAL                  ONE     INCEPTION
TOTAL RETURNS                  YEAR     (6/29/07)
-------------------------------------------------
                              (37.00%)    (25.71%)





(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30    RUSSELL 1000(R)
                                   GROWTH FUND        GROWTH INDEX
                                 ---------------    ---------------
6/29/07                               10000              10000
10/31/07                              10650              10775
10/31/08                               6710               6793






  BENCHMARK PERFORMANCE                       ONE       SINCE
                                             YEAR     INCEPTION
---------------------------------------------------------------------
Russell 1000(R) Growth Index(3)             (36.95%)    (25.02%)
Average Lipper long/short equity fund(4)    (30.44)     (22.24)



 returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which includes the largest 3,000 U.S. companies determined by market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



24    MainStay 130/30 Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $681.30         $ 9.55         $1,013.80         $11.44
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $681.60         $10.44         $1,012.70         $12.50
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $679.70         $13.38         $1,009.20         $16.01
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $683.30         $ 7.83         $1,015.80         $ 9.37
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.26% for Investor Class, 2.47% for Class A, 3.17% for Class C and 1.85% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one half year period and does not take into account the Fund's written expense limitation agreement.


                                                   mainstayinvestments.com    25

  INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008


Computers & Peripherals                    7.9%
Software                                   6.8
Food & Staples Retailing                   6.2
Oil, Gas & Consumable Fuels                6.1
Communications Equipment                   6.0
Aerospace & Defense                        4.9
IT Services                                4.8
Biotechnology                              4.3
Health Care Equipment & Supplies           4.3
Pharmaceuticals                            4.3
Capital Markets                            3.0
Household Products                         3.0
Internet Software & Services               2.7
Chemicals                                  2.5
Health Care Providers & Services           2.5
Semiconductors & Semiconductor             2.4
  Equipment
Specialty Retail                           2.4
Tobacco                                    2.1
Multiline Retail                           2.0
Energy Equipment & Services                1.7
Industrial Conglomerates                   1.5
Professional Services                      1.4
Construction & Engineering                 1.3%
Road & Rail                                1.3
Air Freight & Logistics                    1.2
Diversified Financial Services             1.2
Life Sciences Tools & Services             1.1
Media                                      1.1
Trading Companies & Distributors           1.1
Diversified Consumer Services              1.0
Machinery                                  1.0
Consumer Finance                           0.9
Hotels, Restaurants & Leisure              0.9
Insurance                                  0.8
Beverages                                  0.7
Electric Utilities                         0.7
Internet & Catalog Retail                  0.6
Electronic Equipment & Instruments         0.5
Household Durables                         0.5
Commercial Services & Supplies             0.4
Real Estate Investment Trusts              0.4
Short-Term Investment                      0.8
Liabilities in Excess of Cash and         (0.3)
  Other Assets
                                         -----
                                         100.0%
                                         =====




See Portfolio of Investments on page 29 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Microsoft Corp.
    2.  Wal-Mart Stores, Inc.
    3.  Hewlett-Packard Co.
    4.  Cisco Systems, Inc.
    5.  International Business Machines Corp.
    6.  QUALCOMM, Inc.
    7.  Johnson & Johnson
    8.  Procter & Gamble Co. (The)
    9.  Philip Morris International, Inc.
   10.  ExxonMobil Corp.







26    MainStay 130/30 Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARISH KAMAR, PHD, CFA, AND MICHAEL REIFEL, CFA, OF
NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY 130/30 GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay 130/30 Growth Fund returned -37.12% for Investor Class shares,(1) -37.22% for Class A shares and -37.61% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -37.00%. All share classes underperformed the -30.44% return of the average Lipper(2) long/short equity fund and the -36.95% return of the Russell 1000(R) Growth Index(3) for the 12 months ended October 31, 2008. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See page 23 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's performance in relation to the Russell 1000(R) Growth Index resulted primarily from stock selection in the industrials and health care sectors.

In response to market events during the reporting period, regulatory authorities in the United States and various international markets placed temporary restrictions, to various degrees, on the short selling of equity securities, and the Fund found it increasingly difficult to implement its investment strategy. Eventually, the Fund ceased all short-selling activity and sought to unwind its short positions. (Effective November 4, 2008, the Fund has resumed the implementation of short positions either directly or through the use of derivatives.)

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH INDUSTRIES DETRACTED THE MOST?

Even in a broadly declining market, some industries performed better than others. On an absolute basis, the strongest-contributing industries to the Fund's performance during the reporting period were road & rail, multiline retail and consumer finance. Unfortunately, none of these strong contributors provided positive total returns during the reporting period. Over the same period, communications equipment, computers & peripherals and energy equipment & services were weak contributors on an absolute basis.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S STRONGEST PERFORMERS AND WHICH STOCKS WERE PARTICULARLY WEAK?

The strongest contributors to the Fund's performance on an absolute basis included a short position in E*Trade Financial and long positions in Cliffs Natural Resources and Occidental Petroleum. Cliffs Natural Resources and Occidental Petroleum provided positive returns for the portion of the reporting period they were held in the Fund. Although E*Trade Financial went down in price, the short position provided a positive contribution to the Fund's performance.

On the basis of absolute performance, major detractors from the Fund's performance during the reporting period included long positions in Schlumberger, Cisco and Microsoft.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, the Fund initiated new long positions in Ross Stores and St. Jude Medical.

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any changes in the Fund's NAV greater than they would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Investments in REITs carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes and changing interest rates.

1. Performance for Investor Class shares prior to February 28, 2008, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 24 for more information on Lipper Inc.
3. See footnote on page 24 for more information on the Russell 1000((R) )Growth Index.

                                                   mainstayinvestments.com    27

Significant sales of long positions included Nvidia and Dell, both of which were negatively affected by a slowdown in technology spending.

HOW DID THE FUND'S WEIGHTINGS RELATIVE TO THE RUSSELL 1000(R) GROWTH INDEX CHANGE DURING THE REPORTING PERIOD?

During reporting period the Fund's weightings relative to Russell 1000(R) Growth Index increased in IT services and food & staples retailing. Over the same period, the Fund's weightings relative to the Index decreased in computers & peripherals and industrial conglomerates.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2008?

As of October 31, 2008, the Fund was slightly overweight in diversified financials and software & services relative to the Russell 1000(R) Growth Index. That positioning helped the Fund's performance. On the same date, the Fund was underweight food beverage & tobacco and energy industry groups.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



28    MainStay 130/30 Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                      SHARES           VALUE
COMMON STOCKS 99.5%+
------------------------------------------------------------

AEROSPACE & DEFENSE 4.9%

Northrop Grumman Corp.                 9,598   $     450,050
Precision Castparts Corp.              3,888         251,981
Raytheon Co.                           9,206         470,519
Rockwell Collins, Inc.                 6,255         232,874
United Technologies Corp.             16,521         907,994
                                               -------------
                                                   2,313,418

                                               -------------

AIR FREIGHT & LOGISTICS 1.2%
C.H. Robinson Worldwide, Inc.         11,087         574,085
                                               -------------


BEVERAGES 0.7%
PepsiCo, Inc.                          5,831         332,425
                                               -------------


BIOTECHNOLOGY 4.3%
Celgene Corp. (a)                      7,337         471,476
Genzyme Corp. (a)                      8,530         621,666
Gilead Sciences, Inc. (a)             19,927         913,653
                                               -------------
                                                   2,006,795

                                               -------------

CAPITAL MARKETS 3.0%
BlackRock, Inc.                        2,634         345,949
Charles Schwab Corp. (The)            45,207         864,358
Lazard, Ltd. Class A                   6,370         192,183
                                               -------------
                                                   1,402,490

                                               -------------

CHEMICALS 2.5%
Ecolab, Inc.                           6,812         253,815
Monsanto Co.                          10,118         900,300
                                               -------------
                                                   1,154,115

                                               -------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
Waste Connections, Inc. (a)            5,630         190,575
                                               -------------


COMMUNICATIONS EQUIPMENT 6.0%
V  Cisco Systems, Inc. (a)            70,216       1,247,738
F5 Networks, Inc. (a)                 17,951         445,544
V  QUALCOMM, Inc.                     29,468       1,127,446
                                               -------------
                                                   2,820,728

                                               -------------

COMPUTERS & PERIPHERALS 7.9%
Apple, Inc. (a)                        5,757         619,396
EMC Corp. (a)                         42,839         504,643
V  Hewlett-Packard Co.                34,897       1,335,857
V  International Business
  Machines Corp.                      13,096       1,217,535
                                               -------------
                                                   3,677,431

                                               -------------

CONSTRUCTION & ENGINEERING 1.3%
Fluor Corp.                            6,993         279,230
Quanta Services, Inc. (a)             17,705         349,851
                                               -------------
                                                     629,081

                                               -------------

CONSUMER FINANCE 0.9%
American Express Co.                  15,438         424,545
                                               -------------


DIVERSIFIED CONSUMER SERVICES 1.0%
Apollo Group, Inc. Class A (a)         7,006         486,987
                                               -------------


DIVERSIFIED FINANCIAL SERVICES 1.2%
IntercontinentalExchange, Inc.
  (a)                                  3,665         313,577
JPMorgan Chase & Co.                   5,922         244,283
                                               -------------
                                                     557,860

                                               -------------

ELECTRIC UTILITIES 0.7%
FirstEnergy Corp.                      6,041         315,099
                                               -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Dolby Laboratories, Inc. Class
  A (a)                                7,634         241,005
                                               -------------


ENERGY EQUIPMENT & SERVICES 1.7%
Baker Hughes, Inc.                    15,002         524,320
Weatherford International,
  Ltd. (a)                            17,354         292,935
                                               -------------
                                                     817,255

                                               -------------

FOOD & STAPLES RETAILING 6.2%
Costco Wholesale Corp.                11,705         667,302
CVS Caremark Corp.                    22,533         690,637
V  Wal-Mart Stores, Inc.              27,362       1,527,073
                                               -------------
                                                   2,885,012

                                               -------------

HEALTH CARE EQUIPMENT & SUPPLIES 4.3%
Baxter International, Inc.            12,315         744,934
Becton, Dickinson & Co.                4,818         334,369
DENTSPLY International, Inc.           6,977         211,961
St. Jude Medical, Inc. (a)            19,155         728,465
                                               -------------
                                                   2,019,729

                                               -------------

HEALTH CARE PROVIDERS & SERVICES 2.5%
Aetna, Inc.                            7,624         189,609
CIGNA Corp.                           11,911         194,149
Medco Health Solutions, Inc.
  (a)                                 21,021         797,747
                                               -------------
                                                   1,181,505

                                               -------------

HOTELS, RESTAURANTS & LEISURE 0.9%
Panera Bread Co. Class A (a)           9,040         407,885
                                               -------------


HOUSEHOLD DURABLES 0.5%
Pulte Homes, Inc.                     21,895         243,910
                                               -------------



 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     29


                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS 3.0%
Church & Dwight Co., Inc.              6,248   $     369,195
V  Procter & Gamble Co. (The)         16,130       1,041,030
                                               -------------
                                                   1,410,225

                                               -------------

INDUSTRIAL CONGLOMERATES 1.5%
3M Co.                                10,603         681,773
                                               -------------


INSURANCE 0.8%
W.R. Berkley Corp.                    13,556         356,116
                                               -------------


INTERNET & CATALOG RETAIL 0.6%
Priceline.com, Inc. (a)                5,219         274,676
                                               -------------


INTERNET SOFTWARE & SERVICES 2.7%
Equinix, Inc. (a)                      4,927         307,544
Google, Inc. Class A (a)               2,659         955,538
                                               -------------
                                                   1,263,082

                                               -------------

IT SERVICES 4.8%
Accenture, Ltd. Class A               18,954         626,430
Cognizant Technology Solutions
  Corp. Class A (a)                   20,868         400,666
Lender Processing Services,
  Inc.                                13,056         301,202
Mastercard, Inc. Class A               2,309         341,316
Visa, Inc. Class A                    10,007         553,887
                                               -------------
                                                   2,223,501

                                               -------------

LIFE SCIENCES TOOLS & SERVICES 1.1%
Thermo Fisher Scientific, Inc.
  (a)                                 12,655         513,793
                                               -------------


MACHINERY 1.0%
Danaher Corp.                          8,030         475,697
                                               -------------


MEDIA 1.1%
Liberty Media Corp.
  Entertainment Class A (a)           17,363         279,544
Time Warner, Inc.                     22,137         223,363
                                               -------------
                                                     502,907

                                               -------------

MULTILINE RETAIL 2.0%
Dollar Tree, Inc. (a)                 12,791         486,314
Target Corp.                          11,194         449,103
                                               -------------
                                                     935,417

                                               -------------

OIL, GAS & CONSUMABLE FUELS 6.1%
Alpha Natural Resources, Inc.
  (a)                                  5,139         180,524
Devon Energy Corp.                     3,847         311,068
V  ExxonMobil Corp.                   13,252         982,238
Occidental Petroleum Corp.            14,140         785,336
Southwestern Energy Co. (a)           10,120         360,474
Spectra Energy Corp.                  12,390         239,499
                                               -------------
                                                   2,859,139

                                               -------------

PHARMACEUTICALS 4.3%
Abbott Laboratories                    9,885         545,158
V   Johnson & Johnson                 17,031       1,044,681
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                              9,678         414,993
                                               -------------
                                                   2,004,832

                                               -------------

PROFESSIONAL SERVICES 1.4%
FTI Consulting, Inc. (a)               6,154         358,471
Monster Worldwide, Inc. (a)           20,214         287,847
                                               -------------
                                                     646,318

                                               -------------

REAL ESTATE INVESTMENT TRUSTS 0.4%
HCP, Inc.                              6,267         187,571
                                               -------------


ROAD & RAIL 1.3%
Union Pacific Corp.                    9,189         613,550
                                               -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.4%
Applied Materials, Inc.               33,366         430,755
Silicon Laboratories, Inc. (a)         9,790         254,149
Texas Instruments, Inc.               23,038         450,623
                                               -------------
                                                   1,135,527

                                               -------------

SOFTWARE 6.8%
Adobe Systems, Inc. (a)               13,374         356,283
Check Point Software
  Technologies, Ltd. (a)               7,448         150,599
V   Microsoft Corp.                   76,803       1,715,011
Oracle Corp. (a)                      52,147         953,769
                                               -------------
                                                   3,175,662

                                               -------------

SPECIALTY RETAIL 2.4%
AutoZone, Inc. (a)                     3,013         383,525
Bed Bath & Beyond, Inc. (a)           10,408         268,214
Lowe's Cos., Inc.                     21,379         463,924
                                               -------------
                                                   1,115,663

                                               -------------

TOBACCO 2.1%
V   Philip Morris
  International, Inc.                 23,000         999,810
                                               -------------


TRADING COMPANIES & DISTRIBUTORS 1.1%
Fastenal Co.                          12,203         491,293
                                               -------------
Total Common Stocks
  (Cost $55,162,327)                              46,548,487
                                               -------------






30    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES           VALUE

                                   PRINCIPAL
                                      AMOUNT           VALUE
SHORT-TERM INVESTMENT 0.8%
------------------------------------------------------------

REPURCHASE AGREEMENT 0.8%
State Street Bank and Trust
  Co. 0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity $12,845
  (Collateralized by a Federal
  Home Loan Bank Security with
  a rate of 3.35% and a
  maturity date of 1/23/09,
  with a Principal Amount of
  $370,000 and a Market Value
  of $370,000)                      $358,344   $     358,344
                                               -------------
Total Short-Term Investment
  (Cost $358,344)                                    358,344
                                               -------------
Total Investments
  (Cost $55,520,671) (c)               100.3%     46,906,831
Liabilities in Excess of
  Cash and Other Assets                 (0.3)       (132,009)
                                       -----    ------------
Net Assets                             100.0%  $  46,774,822
                                       =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At October 31, 2008, cost is $57,903,758
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $    755,164
Gross unrealized depreciation       (11,752,091)
                                   ------------
Net unrealized depreciation        $(10,996,927)
                                   ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     31

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $55,520,671)      $ 46,906,831
Receivables:
  Investment securities sold            1,539,493
  Dividends and interest                   22,015
Other assets                               21,927
                                     ------------
     Total assets                      48,490,266
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       1,621,929
  Professional fees                        27,575
  Manager (See Note 3)                     22,044
  Shareholder communication                15,480
  Broker fees on charges on short
     sales                                 12,216
  Custodian                                10,258
  Transfer agent (See Note 3)               1,895
  Directors                                   177
  NYLIFE Distributors (See Note 3)            204
Accrued expenses                            3,666
                                     ------------
     Total liabilities                  1,715,444
                                     ------------
Net assets                           $ 46,774,822
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $     69,680
Additional paid-in capital             66,842,637
                                     ------------
                                       66,912,317
Accumulated net realized loss on
  investments, investments sold
  short and foreign currency
  transactions                        (11,523,655)
Net unrealized depreciation on
  investments                          (8,613,840)
                                     ------------
Net assets                           $ 46,774,822
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     59,679
                                     ============
Shares of capital stock outstanding         8,923
                                     ============
Net asset value per share
  outstanding                        $       6.69
Maximum sales charge (5.50% of
  offering price)                            0.39
                                     ------------
Maximum offering price per share
  outstanding                        $       7.08
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $    239,140
                                     ============
Shares of capital stock outstanding        35,813
                                     ============
Net asset value per share
  outstanding                        $       6.68
Maximum sales charge (5.50% of
  offering price)                            0.39
                                     ------------
Maximum offering price per share
  outstanding                        $       7.07
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $    165,441
                                     ============
Shares of capital stock outstanding        25,025
                                     ============
Net asset value and offering price
  per share outstanding              $       6.61
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 46,310,562
                                     ============
Shares of capital stock outstanding     6,898,288
                                     ============
Net asset value and offering price
  per share outstanding              $       6.71
                                     ============






32    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $    296,362
  Interest                                 10,008
                                     ------------
       Total income                       306,370
                                     ------------
EXPENSES:
  Manager (See Note 3)                    262,475
  Dividends on investments sold
     short                                 98,455
  Broker fees and charges on short
     sales                                 71,883
  Professional fees                        48,156
  Custodian                                16,128
  Offering (See Note 2)                    39,518
  Registration                             36,443
  Shareholder communication                12,222
  Transfer agent--Investor Class
     (See Note 3)                              99
  Transfer agent--Class A (See Note
     3)                                       534
  Transfer agent--Class I (See Note
     3)                                     8,041
  Transfer agent--Class C (See Note
     3)                                       458
  Distribution/Service--Investor
     Class (See Note 3)                       111
  Distribution/Service--Class A
     (See Note 3)                             733
  Service--Class C (See Note 3)               438
  Distribution--Class C (See Note
     3)                                     1,315
  Directors                                 1,164
  Miscellaneous                             4,331
                                     ------------
     Total expenses before waiver         602,504
  Expense waiver from Manager (See
     Note 3)                             (101,301)
                                     ------------
       Net expenses                       501,203
                                     ------------
Net investment loss                      (194,833)
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (7,666,965)
  Investments sold short               (2,863,738)
  Foreign currency transactions                37
                                     ------------
Net realized loss on investments,
  investments sold short and
  foreign currency transactions       (10,530,666)
                                     ------------
Net change in unrealized
  appreciation
  (depreciation) on:
  Security transactions               (10,277,695)
  Investments sold short                  (90,308)
                                     ------------
Net change in unrealized
  appreciation on investments and
  investments sold short              (10,368,003)
                                     ------------
Net realized and unrealized loss on
  investments, investments sold
  short and foreign currency
  transactions                        (20,898,669)
                                     ------------
Net decrease in net assets
  resulting from operations          $(21,093,502)
                                     ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $404.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     33

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2008 AND THE PERIOD JUNE 29, 2007
(COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007


                                        2008          2007
INCREASE IN NET ASSETS:
Operations:
 Net investment loss            $   (194,833)  $   (21,669)
 Net realized loss on
  investments, investments
  sold short and foreign
  currency transactions          (10,530,666)     (973,958)
 Net change in unrealized
  appreciation (depreciation)
  on investments and
  investments sold short         (10,368,003)    1,754,163
                                --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (21,093,502)      758,536
                                --------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          53,811,396    18,122,212
 Cost of shares redeemed          (4,810,969)      (12,851)
                                --------------------------
    Increase in net assets
     derived from capital
     share transactions           49,000,427    18,109,361
                                --------------------------
    Net increase in net assets    27,906,925    18,867,897
                                --------------------------

NET ASSETS:
Beginning of period               18,867,897            --
                                --------------------------
End of period                   $ 46,774,822   $18,867,897
                                ==========================
Accumulated net investment
 loss at end of period          $         --   $   (14,158)
                                ==========================






34    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED OCTOBER 31, 2008


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net decrease in net assets
  resulting from operations          $ (21,093,502)
Adjustments to reconcile net
  decrease in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased               (138,578,914)
  Investments sold                      93,238,087
  Securities sold short                 37,691,940
  Purchases to cover securities
     sold short                        (41,008,385)
  Purchase of short term
     investments, net                     (358,344)
  Increase in interest receivable          (10,378)
  Decrease in manager receivable             8,674
  Amortization of offering costs            34,398
  Increase in other assets                 (21,826)
  Decrease in deposit at brokers
     for securities sold short              12,052
  Increase in broker fees and
     charges payable on short sales          4,199
  Decrease in dividends payable for
     securities sold short                  (1,480)
  Decrease in payable for offering
     costs                                 (42,171)
  Increase in professional fees              2,810
  Increase in custodian payable              3,240
  Increase in shareholder
     communication payable                   4,560
  Decrease in due to directors                (120)
  Increase in due to manager                22,044
  Increase in due to transfer agent          1,003
  Increase in due to NYLIFE
     Distributors                               63
  Increase in accrued expenses and
     other liabilities                         921
  Net change in unrealized
     (appreciation) depreciation on
     investments                        10,277,695
  Net realized loss from
     investments                         7,666,965
  Net change in unrealized
     depreciation on securities
     sold short                             90,308
  Net realized loss from securities
     sold short                          2,863,738
                                     -------------
Net cash used in operating
  activities                           (49,192,423)
                                     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold               53,902,598
Payment on shares redeemed              (4,859,644)
                                     -------------
Net cash from financing activities      49,042,954
                                     -------------

NET DECREASE IN CASH:                     (149,469)
Cash at beginning of year                  149,469
                                     -------------
Cash at end of year                  $          --
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              35

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS              CLASS A
                                   --------------    --------------------------
                                    FEBRUARY 28,                      JUNE 29,
                                       2008**            YEAR          2007**
                                       THROUGH          ENDED         THROUGH
                                     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,

                                   --------------------------------------------
                                        2008             2008           2007
Net asset value at beginning of
  period                               $  9.68         $ 10.63         $10.00
                                       -------         -------         ------
Net investment loss (a)                  (0.07)          (0.10)         (0.03)
Net realized and unrealized gain
  (loss) on investments                  (2.92)          (3.85)          0.66
                                       -------         -------         ------
Total from investment operations         (2.99)          (3.95)          0.63
                                       -------         -------         ------
Net asset value at end of period       $  6.69         $  6.68         $10.63
                                       =======         =======         ======
Total investment return (b)(d)          (30.89%)(c)     (37.16%)         6.40% (c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                    (1.20%)++       (1.09%)        (0.91%)++
  Net expenses (excluding short
     sale expenses)                       1.60% ++        1.50%          1.50% ++
  Expenses (including short sale
     expenses, before
     reimbursement)                       2.73% ++        2.77%          3.68% ++
  Short sale expenses                     0.69% ++        0.70%          0.47% ++
Portfolio turnover rate                    311%            311%           137%
Net assets at end of period (in
  000's)                               $    60         $   239         $  477




                                             CLASS C                       CLASS I
                                   --------------------------    --------------------------
                                                    JUNE 29,                      JUNE 29,
                                       YEAR          2007**          YEAR          2007**
                                      ENDED         THROUGH         ENDED         THROUGH
                                   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,

                                   --------------------------------------------------------
                                       2008           2007           2008          2007
Net asset value at beginning of
  period                             $ 10.61         $10.00        $ 10.65        $ 10.00
                                     -------         ------        -------        -------
Net investment loss (a)                (0.17)         (0.05)         (0.07)         (0.02)
Net realized and unrealized gain
  (loss) on investments                (3.83)          0.66          (3.87)          0.67
                                     -------         ------        -------        -------
Total from investment operations       (4.00)          0.61          (3.94)          0.65
                                     -------         ------        -------        -------
Net asset value at end of period     $  6.61         $10.61        $  6.71        $ 10.65
                                     =======         ======        =======        =======
Total investment return (b)(d)        (37.70%)         6.10% (c)    (37.00%)         6.50% (c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                  (1.88%)        (1.54%)++      (0.73%)        (0.56%)++
  Net expenses (excluding short
     sale expenses)                     2.32%          2.25% ++       1.25%          1.25% ++
  Expenses (including short sale
     expenses, before
     reimbursement)                     3.56%          4.43% ++       2.28%          3.38% ++
  Short sale expenses                   0.69%          0.47% ++       0.65%          0.47% ++
Portfolio turnover rate                  311%           137%           311%           137%
Net assets at end of period (in
  000's)                             $   165         $   71        $46,311        $18,320




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





36    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY 130/30 HIGH YIELD FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (800-624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                     SINCE
AVERAGE ANNUAL                     INCEPTION
TOTAL RETURNS                     (12/14/07)
--------------------------------------------
With sales charges                  (19.79%)
Excluding sales charges             (16.01)





(PERFORMANCE GRAPH)

                                  MERRILL LYNCH
                                    U.S. HIGH
              MAINSTAY 130/30     YIELD MASTER
                 HIGH YIELD      II CONSTRAINED
                    FUND             INDEX1
              ---------------    --------------
12/14/07            9450              10000
10/31/08            8021               7508







CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                     SINCE
AVERAGE ANNUAL                     INCEPTION
TOTAL RETURNS                     (12/14/07)
--------------------------------------------
With sales charges                  (19.72%)
Excluding sales charges             (15.93)





(PERFORMANCE GRAPH)

                                             MERRILL LYNCH
                                               U.S. HIGH
                         MAINSTAY 130/30     YIELD MASTER
                            HIGH YIELD      II CONSTRAINED
                               FUND             INDEX1
                         ---------------    --------------
12/14/07                      23625              25000
10/31/08                      20071              18770







CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                     SINCE
AVERAGE ANNUAL                     INCEPTION
TOTAL RETURNS                     (12/14/07)
--------------------------------------------
With sales charges                  (17.38%)
Excluding sales charges             (16.58)





(PERFORMANCE GRAPH)

                                  MERRILL LYNCH
                                    U.S. HIGH
              MAINSTAY 130/30     YIELD MASTER
                 HIGH YIELD      II CONSTRAINED
                    FUND             INDEX1
              ---------------    --------------
12/14/07           10000              10000
10/31/08            8262               7508





1. Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividends and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    37

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL                        INCEPTION
TOTAL RETURNS                        (12/14/07)
-----------------------------------------------
                                       (15.73%)





(PERFORMANCE GRAPH)

                                                     MERRILL LYNCH
                                                       U.S. HIGH
                                 MAINSTAY 130/30     YIELD MASTER
                                    HIGH YIELD      II CONSTRAINED
                                       FUND             INDEX1
                                 ---------------    --------------
12/14/07                              10000              10000
10/31/08                               8427               7508






 BENCHMARK PERFORMANCE                                                   SINCE
                                                                       INCEPTION
--------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield Master II Constrained Index(3)             (24.92%)
Average Lipper high current yield fund(4)                                (16.08)




  The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged, market weighted index that consists of publicly traded bonds with maturities of one year or more and are rated below BBB- by Standard & Poor's and below Baa3 by Moody's but are not in default. Results assume reinvestment of all income and capital gains. The Merrill Lynch U.S. High Yield Master II Constrained Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



38    MainStay 130/30 High Yield Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 HIGH YIELD FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES     5% ANNUALIZED       EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $832.20         $14.09         $1,009.80         $15.46
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $834.60         $12.87         $1,011.10         $14.10
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $828.30         $17.69         $1,005.80         $19.41
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $834.40         $11.90         $1,012.20         $13.05
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (3.06% for Investor Class, 2.79% for Class A, 3.85% for Class C and 2.58% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                   mainstayinvestments.com    39

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                  91.2
Loan Assignments & Participations                11.1
Yankee Bonds                                      8.3
Short-Term Investment                             5.1
Foreign Bonds                                     4.8
Mortgage-Backed Security                          0.7
Asset-Backed Security                             0.2
Liabilities in Excess of Cash and Other
  Assets                                         (0.3)
Investments Sold Short                          (21.1)





See Portfolio of Investments on page 43 for specific holdings within these categories.

TOP TEN ISSUERS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  General Motors Acceptance Corp. LLC,
        6.625%-6.875%, due 5/15/12-8/28/12
    2.  Ford Motor Credit Co. LLC, 7.00%-8.00%,
        due 10/1/13-12/15/16
    3.  Owons--Brockway Glass Containers, Inc.,
        6.75%,
        due 12/1/14
    4.  DRS Technologies, Inc., 6.875%, due
        11/1/13
    5.  Ventas Realty L.P./Ventas Capital Corp.,
        6.75%, due 6/1/10
    6.  Case New Holland, Inc., 6.00%, due
        6/1/09
    7. Allied Waste North America, Inc., 5.75%, due 2/15/11
    8.  Constellation Brands, Inc., 8.125%, due
        1/15/12
    9.  Frontier Oil Corp., 6.625%, due 10/1/11
   10.  Crown Americas LLC/Crown Americas
        Capital Corp., 7.625%, due 11/15/13




TOP FIVE SHORT POSITIONS AS OF OCTOBER 31, 2008



    1.  United States Treasury Note, 3.50%, due
        2/15/18
    2.  Nordstrom, Inc., 6.25%, due 1/15/18
    3.  SunTrust Bank, 7.25%, due 3/15/18
    4.  Boyd Gaming Corp., 7.75%, due 12/15/12
    5.  Levi Strauss & Co., 9.75%, due 1/15/15








40    MainStay 130/30 High Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS LOUIS N. COHEN, CFA, DAN ROBERTS, PH.D., MICHAEL KIMBLE, CFA, AND TAYLOR WAGENSEIL OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY 130/30 HIGH YIELD FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM ITS INCEPTION ON DECEMBER 14, 2007, THROUGH OCTOBER 31, 2008?

The Fund commenced operations on December 14, 2007. Excluding all sales charges, MainStay 130/30 High Yield Fund returned -16.01% for Investor Class shares,(1) -15.93% for Class A shares and -16.58% for Class C shares for the period from December 14, 2007, through October 31, 2008. Over the same period, the Fund's Class I shares returned -15.73%. Investor Class shares, Class A shares, and Class I shares outperformed--and Class C shares underperformed--the -16.08% return of the average Lipper(2) high current yield fund, and all share classes outperformed the -24.92% return of the Merrill Lynch U.S. High Yield Master II Constrained Index(3) for the period from December 14, 2007, through October 31, 2008. The Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund's broad-based securities-market index. See page 37 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

From its inception on December 14, 2007, through October 31, 2008, the Fund has been underweight relative to the Merrill Lynch U.S. High Yield Master II Constrained Index in the riskiest sectors of the market, such as debt rated CCC(4) and deeply subordinated bonds of highly leveraged companies. Since these high-risk assets suffered the most as the market declined, our positioning helped the Fund outperform its benchmark by a significant margin.

In response to market events during the reporting period, regulatory authorities in the United States prohibited the short selling of certain stocks. These restrictions applied only to certain equity securities and not to the debt securities in which the Fund invests. Therefore, these restrictions on short selling did not have a direct impact on the Fund's ability to fully implement its investment strategy. Recent market events have had an impact on one of the Fund's trading counterparties for executing securities-sold-short transactions. As a result, the Fund's ability to transact with this counterparty is currently limited and the Fund is currently unable to sell securities pledged as collateral to this counterparty. This may have a limited impact on the Fund's ability to fully implement its investment strategy.

WHAT FACTORS PROMPTED SIGNIFICANT DECISIONS FOR THE FUND DURING THE REPORTING PERIOD?

The Fund does not typically engage in very active trading, and it intends that most positions be long term-holdings. Until the middle of September, the Fund was well-positioned and trading was minimal. However, in the third week of September, the severity of the market sell-off caused us to underweight the riskiest sectors of the market, a strategy that we continued to gradually pursue through the end of the reporting period.


Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. Performance for Investor Class shares prior to February 28, 2008, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 38 for more information on Lipper Inc.
3. See footnote on page 38 for more information on the Merrill Lynch U.S. High Yield Master II Constrained Index.
4. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                                                   mainstayinvestments.com    41

DURING THE REPORTING PERIOD, WHICH FUND POSITIONS WERE THE STRONGEST CONTRIBUTORS AND WHICH POSITIONS WERE PARTICULARLY WEAK?

The most significant contributors to the Fund's performance were overweight positions relative to the Merrill Lynch U.S. High Yield Master II Constrained Index in relatively defensive market segments, such as energy and chemicals. Both of these overweight positions added over 100 basis points to the Fund's return. (A basis point is one hundredth of a percentage point.) A substantial underweight position in financials was also a strong contributor to the Fund's performance. The Fund's positioning in the auto manufacturers industry also had a strong positive influence. Throughout most of the market sell-off, the Fund was net short GMAC LLC and Ford Motor Company securities and was underweight in the industry as a whole.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Given the market's substantial decline, sales were certainly more significant than buys during the reporting period. With that in mind, the Fund's most significant sales were short positions in convertible bonds of Ford Motor Company and corporate bonds of Nordstrom. These sales greatly added to the Fund's relative performance.

In September and October, we chose to increase the Fund's overall risk posture with the initiation of long positions on GMAC, Ford Motor Credit, Morgan Stanley and Goldman Sachs. These purchases also added to the Fund's relative performance.

HOW DID THE FUND'S WEIGHTINGS RELATIVE TO THE MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX CHANGE DURING THE REPORTING PERIOD?

The only material change was that the Fund started the reporting period with a large underweight position in the auto manufacturers industry and, in the last month of the reporting period, shifted to an overweight position on our belief that automotive bonds were trading below recovery values.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2008?

As of October 31, 2008, the Fund remained overweight in energy, chemicals and auto manufacturers relative to the Merrill Lynch U.S. High Yield Master II Constrained Index. On the same date, the Fund was underweight in financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.




42    MainStay 130/30 High Yield Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008




                                                           PRINCIPAL
                                                              AMOUNT           VALUE
LONG-TERM BONDS 116.3%+
ASSET-BACKED SECURITY 0.2%
------------------------------------------------------------------------------------

STUDENT LOANS ABS 0.2%
Rutland Rated Investments
  Series DRYD-1A, Class A1AL
  3.554%, due 6/20/13 (a)(b)(c)(d)                       $   750,000   $     238,828
                                                                       -------------
Total Asset-Backed Security
  (Cost $495,000)                                                            238,828
                                                                       -------------


CORPORATE BONDS 91.2%
------------------------------------------------------------------------------------

ADVERTISING 0.5%
Lamar Media Corp.
  7.25%, due 1/1/13                                          500,000         392,500
R.H. Donnelley, Inc.
  11.75%, due 5/15/15 (a)                                    341,000         132,990
                                                                       -------------
                                                                             525,490
                                                                       -------------

AEROSPACE & DEFENSE 5.5%
Alliant Techsystems, Inc.
  6.75%, due 4/1/16 (e)                                    2,200,000       1,815,000
V  DRS Technologies, Inc.
  6.875%, due 11/1/13 (e)                                  2,200,000       2,178,000
L-3 Communications Corp.
  Class B
  6.375%, due 10/15/15 (e)                                 2,200,000       1,826,000
                                                                       -------------
                                                                           5,819,000
                                                                       -------------

AIRLINES 0.1%
American Airlines, Inc.
  7.377%, due 5/23/19                                        235,263         105,869
                                                                       -------------


APPAREL 2.3%
Levi Strauss & Co.
  9.75%, due 1/15/15                                       2,000,000       1,400,000
Phillips-Van Heusen Corp.
  7.25%, due 2/15/11                                         500,000         452,500
  8.125%, due 5/1/13                                         750,000         645,000
                                                                       -------------
                                                                           2,497,500
                                                                       -------------

AUTO MANUFACTURERS 1.2%
Ford Motor Co.
  7.45%, due 7/16/31                                         305,000          96,075
General Motors Corp.
  8.375%, due 7/15/33                                      3,790,000       1,231,750
                                                                       -------------
                                                                           1,327,825
                                                                       -------------

BANKS 3.1%
Goldman Sachs Group, Inc. (The)
  6.75%, due 10/1/37                                         750,000         488,474
Morgan Stanley
  6.75%, due 4/15/11                                       1,200,000       1,119,745
SunTrust Bank
  7.25%, due 3/15/18                                       2,000,000       1,674,218
                                                                       -------------
                                                                           3,282,437
                                                                       -------------

BEVERAGES 1.9%
V  Constellation Brands, Inc.
  8.125%, due 1/15/12 (e)                                  2,200,000       1,980,000
                                                                       -------------


BUILDING MATERIALS 0.3%
U.S. Concrete, Inc.
  8.375%, due 4/1/14                                         570,000         356,250
                                                                       -------------


CHEMICALS 3.3%
Chemtura Corp.
  6.875%, due 6/1/16                                       1,050,000         656,250
Hexion U.S. Finance Corp./Hexion Nova Scotia
  Finance, ULC
  9.75%, due 11/15/14                                        500,000         317,500
Innophos, Inc.
  8.875%, due 8/15/14                                        805,000         708,400
Mosaic Global Holdings, Inc.
  7.375%, due 12/1/14 (a)                                  1,020,000         891,665
Nalco Co.
  7.75%, due 11/15/11                                      1,050,000         955,500
                                                                       -------------
                                                                           3,529,315
                                                                       -------------

COAL 3.3%
Arch Western Finance LLC
  6.75%, due 7/1/13 (e)                                    2,200,000       1,848,000
Foundation PA Coal Co.
  7.25%, due 8/1/14                                        1,050,000         837,375
Massey Energy Co.
  6.875%, due 12/15/13                                     1,100,000         891,000
                                                                       -------------
                                                                           3,576,375
                                                                       -------------

COMMERCIAL SERVICES 5.4%
Avis Budget Car Rental LLC
  7.625%, due 5/15/14                                      1,050,000         378,000
Corrections Corp. of America
  6.25%, due 3/15/13 (e)                                   2,200,000       1,897,500
Iron Mountain, Inc.
  7.75%, due 1/15/15 (e)                                   2,200,000       1,892,000
Stewart Enterprises, Inc.
  6.25%, due 2/15/13                                       1,100,000         904,750


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              43

                                                           PRINCIPAL
                                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
COMMERCIAL SERVICES (CONTINUED)
United Rentals North America, Inc.
  6.50%, due 2/15/12                                     $ 1,050,000   $     735,000
                                                                       -------------
                                                                           5,807,250
                                                                       -------------

COMPUTERS 0.7%
SunGard Data Systems, Inc.
  10.25%, due 8/15/15                                      1,050,000         735,000
                                                                       -------------


ELECTRIC 1.8%
Edison Mission Energy
  7.50%, due 6/15/13                                       1,100,000         926,750
NRG Energy, Inc.
  7.25%, due 2/1/14                                        1,100,000         962,500
                                                                       -------------
                                                                           1,889,250
                                                                       -------------

ELECTRONICS 0.3%
Itron, Inc.
  7.75%, due 5/15/12                                         370,000         321,900
                                                                       -------------


ENTERTAINMENT 1.2%
Mohegan Tribal Gaming Authority
  7.125%, due 8/15/14                                      1,000,000         600,000
Pinnacle Entertainment, Inc.
  7.50%, due 6/15/15                                       1,050,000         656,250
                                                                       -------------
                                                                           1,256,250
                                                                       -------------

ENVIRONMENTAL CONTROLS 1.9%
V  Allied Waste North America, Inc.
  5.75%, due 2/15/11 (e)                                   2,200,000       2,024,000
                                                                       -------------


FINANCE--AUTO LOANS 4.8%
V  Ford Motor Credit Co. LLC
  7.00%, due 10/1/13                                         525,000         290,826
  8.00%, due 12/15/16                                      4,065,000       2,226,287
V  General Motors Acceptance Corp. LLC
  6.625%, due 5/15/12                                      3,355,000       1,859,418
  6.875%, due 8/28/12                                      1,285,000         703,279
                                                                       -------------
                                                                           5,079,810
                                                                       -------------

FINANCE--OTHER SERVICES 0.6%
American Real Estate Partners, L.P./American Real
  Estate Finance Corp.
  7.125%, due 2/15/13                                      1,050,000         661,500
                                                                       -------------


FOOD 2.4%
Dean Foods Co.
  7.00%, due 6/1/16                                        1,000,000         760,000
Land O' Lakes, Inc.
  9.00%, due 12/15/10                                      1,100,000       1,094,500
Smithfield Foods, Inc.
  7.00%, due 8/1/11                                          980,000         686,000
                                                                       -------------
                                                                           2,540,500
                                                                       -------------

FOREST PRODUCTS & PAPER 0.6%
NewPage Corp.
  10.00%, due 5/1/12                                       1,000,000         680,000
                                                                       -------------


HEALTH CARE--PRODUCTS 0.9%
Bausch & Lomb, Inc.
  9.875%, due 11/1/15 (a) (e)                              1,165,000         917,438
                                                                       -------------


HEALTH CARE--SERVICES 1.2%
HCA, Inc.
  6.50%, due 2/15/16                                       2,200,000       1,292,500
                                                                       -------------


IRON & STEEL 1.5%
AK Steel Corp.
  7.75%, due 6/15/12                                       1,050,000         840,000
California Steel Industries, Inc.
  6.125%, due 3/15/14                                      1,100,000         803,000
                                                                       -------------
                                                                           1,643,000
                                                                       -------------

LODGING 2.3%
Boyd Gaming Corp.
  7.75%, due 12/15/12                                      1,000,000         820,000
Harrah's Operating Co., Inc.
  6.50%, due 6/1/16                                        1,050,000         165,375
  10.75%, due 2/1/16 (a)                                   1,050,000         341,250
Mandalay Resort Group
  6.375%, due 12/15/11                                     1,050,000         687,750
Wynn Las Vegas LLC
  6.625%, due 12/1/14                                        550,000         405,625
                                                                       -------------
                                                                           2,420,000
                                                                       -------------

MACHINERY--CONSTRUCTION & MINING 1.6%
Terex Corp.
  7.375%, due 1/15/14 (e)                                  2,200,000       1,705,000
                                                                       -------------


MACHINERY--DIVERSIFIED 2.0%
V  Case New Holland, Inc.
  6.00%, due 6/1/09 (e)                                    2,200,000       2,101,000
                                                                       -------------


MEDIA 5.4%
CCH II LLC/CCH II Capital Corp.
  10.25%, due 10/1/13                                      2,000,000       1,250,000
CSC Holdings, Inc.
  7.625%, due 4/1/11                                       2,100,000       1,932,000



44    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                           PRINCIPAL
                                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MEDIA (CONTINUED)
DirecTV Holdings LLC/DirecTV
  Financing Co., Inc.
  8.375%, due 3/15/13                                    $ 1,100,000   $   1,031,250
Echostar DBS Corp.
  6.375%, due 10/1/11                                      1,600,000       1,424,000
Idearc, Inc.
  8.00%, due 11/15/16                                        790,000         109,612
                                                                       -------------
                                                                           5,746,862
                                                                       -------------

METAL FABRICATE & HARDWARE 0.6%
Mueller Water Products, Inc.
  7.375%, due 6/1/17                                       1,050,000         687,750
                                                                       -------------


MINING 2.3%
Century Aluminum Co.
  7.50%, due 8/15/14                                       1,125,000         720,000
Freeport-McMoRan Copper & Gold, Inc.
  8.375%, due 4/1/17 (e)                                   2,200,000       1,727,000
                                                                       -------------
                                                                           2,447,000
                                                                       -------------

MISCELLANEOUS--MANUFACTURING 3.3%
American Railcar Industries, Inc.
  7.50%, due 3/1/14                                          605,000         477,950
Hexcel Corp.
  6.75%, due 2/1/15                                        1,113,000         845,880
Koppers, Inc.
  9.875%, due 10/15/13                                       450,000         405,000
RBS Global, Inc./Rexnord Corp.
  9.50%, due 8/1/14                                        1,050,000         724,500
SPX Corp.
  7.625%, due 12/15/14 (a)                                 1,250,000       1,050,000
                                                                       -------------
                                                                           3,503,330
                                                                       -------------

OFFICE FURNISHINGS 0.4%
Interface, Inc.
  10.375%, due 2/1/10                                        450,000         438,750
                                                                       -------------


OIL & GAS 6.9%
Chesapeake Energy Corp.
  6.875%, due 1/15/16 (e)                                  2,200,000       1,765,500
Forest Oil Corp.
  8.00%, due 12/15/11                                      1,250,000       1,112,500
V  Frontier Oil Corp.
  6.625%, due 10/1/11 (e)                                  2,200,000       1,947,000
Regency Energy Partners/Regency Energy Finance
  Corp.
  8.375%, due 12/15/13                                     1,000,000         760,000
Southwestern Energy Co.
  7.50%, due 2/1/18 (a)                                       95,000          77,900
Tesoro Corp.
  6.25%, due 11/1/12 (e)                                   2,200,000       1,683,000
                                                                       -------------
                                                                           7,345,900
                                                                       -------------

OIL & GAS SERVICES 1.4%
Hornbeck Offshore Services
  Class B
  6.125%, due 12/1/14 (e)                                  2,000,000       1,470,000
                                                                       -------------


PACKAGING & CONTAINERS 5.9%
Ball Corp.
  6.875%, due 12/15/12 (e)                                 1,550,000       1,426,000
V  Crown Americas LLC / Crown Americas Capital
  Corp.
  7.625%, due 11/15/13 (e)                                 2,200,000       1,936,000
V  Owens-Brockway Glass Container, Inc.
  6.75%, due 12/1/14 (e)                                   2,200,000       1,903,000
Smurfit-Stone Container Enterprises, Inc.
  8.00%, due 3/15/17                                       2,000,000         980,000
                                                                       -------------
                                                                           6,245,000
                                                                       -------------

PIPELINES 4.5%
Dynegy Holdings, Inc.
  8.75%, due 2/15/12 (e)                                     545,000         474,150
El Paso Corp.
  6.875%, due 6/15/14                                      1,100,000         875,535
MarkWest Energy Partners, L.P./MarkWest Energy
  Finance Corp.
  8.50%, due 7/15/16                                         650,000         477,750
Williams Cos., Inc.
  6.75%, due 4/15/09 (a)                                   1,050,000       1,023,750
Williams Partners L.P./Williams Partners Finance
  Corp.
  7.50%, due 6/15/11 (e)                                   2,200,000       1,914,000
                                                                       -------------
                                                                           4,765,185
                                                                       -------------

REAL ESTATE INVESTMENT TRUSTS 2.0%
V  Ventas Realty L.P./Ventas Capital Corp.
  6.75%, due 6/1/10 (e)                                    2,276,000       2,150,820
                                                                       -------------


RETAIL 2.8%
Inergy L.P./Inergy Finance Corp.
  6.875%, due 12/15/14                                     1,050,000         777,000
Nordstrom, Inc.
  6.25%, due 1/15/18                                       3,000,000       2,247,462
                                                                       -------------
                                                                           3,024,462
                                                                       -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              45

                                                           PRINCIPAL
                                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS 2.9%
American Tower Corp.
  7.00%, due 10/15/17 (a)(e)                             $ 1,600,000   $   1,392,000
Lucent Technologies, Inc.
  5.50%, due 11/15/08                                        500,000         490,000
  6.45%, due 3/15/29                                         985,000         482,650
Qwest Corp.
  6.50%, due 6/1/17                                        1,050,000         750,750
                                                                       -------------
                                                                           3,115,400
                                                                       -------------

TEXTILES 0.6%
INVISTA
  9.25%, due 5/1/12 (a)                                      710,000         589,300
                                                                       -------------


TRANSPORTATION 1.5%
Bristow Group, Inc.
  6.125%, due 6/15/13                                      1,100,000         847,000
PHI, Inc.
  7.125%, due 4/15/13                                      1,100,000         808,500
                                                                       -------------
                                                                           1,655,500
                                                                       -------------
Total Corporate Bonds
  (Cost $119,678,862)                                                     97,259,718
                                                                       -------------


FOREIGN BONDS 4.8%
------------------------------------------------------------------------------------

BUILDING MATERIALS 0.3%
PERI GmbH
  5.625%, due 12/15/11                                   E   350,000         325,647
                                                                       -------------


CHEMICALS 0.5%
Evonik Degussa GmbH
  5.125%, due 12/10/13                                       498,000         553,481
                                                                       -------------


DIVERSIFIED FINANCIAL SERVICES 0.2%
Barry Callebaut Services N.V.
  6.00%, due 7/13/17                                         270,000         254,655
                                                                       -------------


ELECTRIC 0.5%
Intergen N.V.
  8.50%, due 6/30/17                                         500,000         497,074
                                                                       -------------


HEALTH CARE--PRODUCTS 0.5%
Fresnius Finance B.V.
  5.00%, due 1/31/13                                         500,000         554,429
                                                                       -------------


LEISURE TIME 0.4%
TUI A.G.
  5.125%, due 12/10/12                                       500,000         446,092
                                                                       -------------

MISCELLANEOUS--MANUFACTURING 0.8%
Bombardier, Inc.
  7.25%, due 11/15/16                                    E 1,000,000         802,966
                                                                       -------------


PACKAGING & CONTAINERS 1.1%
IFCO Systems N.V.
  10.375%, due 10/15/10                                      650,000         704,189
V  Owens-Brockway Glass Container, Inc.
  6.75%, due 12/1/14                                         500,000         452,465
                                                                       -------------
                                                                           1,156,654
                                                                       -------------


TELECOMMUNICATIONS 0.5%

TDC A/S
  6.50%, due 4/19/12                                         500,000         490,702
                                                                       -------------
Total Foreign Bonds
  (Cost $7,632,056)                                                        5,081,700
                                                                       -------------


LOAN ASSIGNMENTS & PARTICIPATIONS  11.1% (F)
------------------------------------------------------------------------------------

AEROSPACE & DEFENSE 0.4%
BE Aerospace
  Term Loan B
  1.00%, due 8/22/12                                     $   500,000         455,000
                                                                       -------------


BROADCASTING 1.8%
Charter Communications Operating LLC
  Replacement Term Loan
  5.31%, due 3/6/14                                        2,488,750       1,855,674
                                                                       -------------


DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS 1.1%
Domtar Corp.
  Tranche B Term Loan
  4.38%, due 3/7/14                                        1,495,130       1,194,609
                                                                       -------------


DIVERSIFIED/CONGLOMERATE MANUFACTURING 1.1%
Georgia-Pacific Corp.
  New Term Loan B
  4.65%, due 12/20/12                                      1,432,566       1,184,255
                                                                       -------------


ELECTRONICS 0.7%
SunGuard Data Systems, Inc.
  Incremental Term Loan
  4.55%, due 2/28/14                                         994,937         758,639
                                                                       -------------


MINING, STEEL, IRON & NON-PRECIOUS METALS 0.6%
Aleris International, Inc.
  New Term Loan B
  6.31%, due 12/19/13                                        987,487         631,992
                                                                       -------------




46    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                           PRINCIPAL
                                                              AMOUNT           VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
OIL & GAS 0.9%
Hercules Offshore LLC
  Term Loan B
  5.64%, due 7/11/13                                     $ 1,496,212   $     994,981
                                                                       -------------


PERSONAL, FOOD & MISCELLANEOUS SERVICES 1.2%
Aramark Corp.
  Synthetic Letter of Credit
  5.838%, due 1/27/14                                         88,869          74,006
  Term Loan
  5.838%, due 1/27/14                                      1,398,858       1,164,899
                                                                       -------------
                                                                           1,238,905
                                                                       -------------

REAL ESTATE 0.6%
LyondellBasell Finance Co.
  Term Loan B2
  8.04%, due 6/6/15                                        1,000,000         590,000
                                                                       -------------


TELECOMMUNICATIONS 0.7%
MetroPCS Wireless, Inc.
  Term Loan B
  5.18%, due 11/4/13                                         902,697         742,694
                                                                       -------------


UTILITIES 2.0%
Covanta Energy Corp.
  Synthetic Letter of Credit
  3.95%, due 2/10/14                                         499,025         410,034
  Term Loan B
  4.63%, due 2/10/14                                         998,441         820,386
TXU Corp.
  Term Loan B1
  6.963%, due 10/29/14                                     1,100,000         860,578
                                                                       -------------
                                                                           2,090,998
                                                                       -------------
Total Loan Assignments & Participations
  (Cost $14,044,334)                                                      11,737,747
                                                                       -------------


MORTGAGE-BACKED SECURITY 0.7%
------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.7%
Structured Asset Securities Corp.
  Series 2005-11H, Class A2
  5.00%, due 6/25/35 (c)                                     910,912         803,789
                                                                       -------------
Total Mortgage-Backed Security
  (Cost $801,602)                                                            803,789
                                                                       -------------


YANKEE BONDS 8.3% (G)
------------------------------------------------------------------------------------

BIOTECHNOLOGY 1.6%
FMC Finance III S.A.
  6.875%, due 7/15/17 (e)                                  2,100,000       1,669,500
                                                                       -------------


HOME BUILDERS 0.6%
Desarrolladora Homex S.A. de C.V.
  7.50%, due 9/28/15                                       1,000,000         600,000
                                                                       -------------


LEISURE TIME 1.2%
Royal Caribbean Cruises, Ltd.
  7.50%, due 10/15/27                                      2,000,000       1,240,000
                                                                       -------------


MINING 0.6%
Novelis, Inc.
  7.25%, due 2/15/15                                       1,050,000         703,500
                                                                       -------------


MISCELLANEOUS--MANUFACTURING 0.8%
Bombardier, Inc.
  8.00%, due 11/15/14 (a)(e)                               1,050,000         897,750
                                                                       -------------


OIL & GAS 1.4%
Compton Petroleum Finance Corp.
  7.625%, due 12/1/13                                        780,000         452,400
Petroplus Finance, Ltd.
  6.75%, due 5/1/14 (a)                                    1,600,000       1,072,000
                                                                       -------------
                                                                           1,524,400
                                                                       -------------

OIL & GAS SERVICES 1.4%
Compagnie Generale de Geophysique
  7.50%, due 5/15/15 (e)                                   2,200,000       1,474,000
                                                                       -------------


TELECOMMUNICATIONS 0.7%
Rogers Wireless, Inc.
  8.00%, due 12/15/12                                        780,000         727,350
                                                                       -------------

Total Yankee Bonds
  (Cost $11,750,780)                                                       8,836,500
                                                                       -------------
Total Long-Term Bonds
  (Cost $154,402,634)                                                    123,958,282
                                                                       -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              47

                                                           PRINCIPAL
                                                              AMOUNT           VALUE
SHORT-TERM INVESTMENT 5.1%
------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 5.1%
State Street Bank and Trust Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity $5,470,641 (Collateralized
  by a U.S. Government Agency Security with a rate
  of 2.673% and a maturity date of 3/4/09
  with a Principal Amount of $5,570,000 and a
  Market Value of $5,583,925)                            $ 5,470,595   $   5,470,595
                                                                       -------------
Total Short-Term Investment
  (Cost $5,470,595)                                                        5,470,595
                                                                       -------------
Total Investments,
  Before Investments Sold Short
  (Cost $159,873,229) (h)                                      121.4%    129,428,877
                                                                       -------------

INVESTMENTS SOLD SHORT (21.1%)
CORPORATE BONDS SOLD SHORT (11.2%)
------------------------------------------------------------------------------------

APPAREL (1.3%)
Levi Strauss & Co.
  9.75%, due 1/15/15                                      (2,000,000)     (1,400,000)
                                                                       -------------


BANKS (1.6%)
SunTrust Bank
  7.25%, due 3/15/18                                      (2,000,000)     (1,674,218)
                                                                       -------------


ENTERTAINMENT (1.3%)
Mohegan Tribal Gaming Authority
  7.125%, due 8/15/14                                     (1,000,000)       (600,000)
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                                       (1,000,000)       (760,000)
                                                                       -------------
                                                                          (1,360,000)
                                                                       -------------

FOOD (0.7%)
Dean Foods Co.
  7.00%, due 6/1/16                                       (1,000,000)       (760,000)
                                                                       -------------


FOREST PRODUCTS & PAPER (0.6%)
NewPage Corp.
  10.00%, due 5/1/12                                      (1,000,000)       (680,000)
                                                                       -------------


LODGING (1.5%)
Boyd Gaming Corp.
  7.75%, due 12/15/12                                     (2,000,000)     (1,640,000)
                                                                       -------------


MEDIA (1.2%)
CCH II LLC / CCH II Capital Corp.
  10.25%, due 10/1/13                                     (2,000,000)     (1,250,000)
                                                                       -------------


PACKAGING & CONTAINERS (0.9%)
Smurfit-Stone Container Enterprises, Inc.
  8.00%, due 3/15/17                                      (2,000,000)       (980,000)
                                                                       -------------


RETAIL (2.1%)
Nordstrom, Inc.
  6.25%, due 1/15/18                                      (3,000,000)     (2,247,462)
                                                                       -------------
Total Corporate Bonds Sold Short
  (Proceeds $15,972,876)                                                 (11,991,680)
                                                                       -------------


YANKEE BONDS SOLD SHORT (1.7%) (G)
------------------------------------------------------------------------------------

HOME BUILDERS (0.6%)
Desarrolladora Homex S.A. de C.V.
  7.50%, due 9/28/15                                      (1,000,000)       (600,000)
                                                                       -------------

LEISURE TIME (1.1%)
Royal Caribbean Cruises, Ltd.
  7.50%, due 10/15/27                                     (2,000,000)     (1,240,000)
                                                                       -------------
Total Yankee Bonds Sold Short
  (Proceeds $2,754,663)                                                   (1,840,000)
                                                                       -------------


U.S. GOVERNMENT SOLD SHORT (8.2%)
------------------------------------------------------------------------------------

United States Treasury Note
  3.50%, due 2/15/18                                      (9,000,000)     (8,754,606)
                                                                       -------------
Total U.S. Government Sold Short
  (Proceeds $8,933,750)                                                   (8,754,606)
                                                                       -------------
Total Investments Sold Short
  (Proceeds $27,661,289)                                       (21.1)%   (22,586,286)
                                                                       -------------
Total Investments, Net of Investments Sold Short
  (Cost $132,211,940)                                          100.3%    106,842,591
Liabilities in Excess of
  Cash and Other Assets                                         (0.3)       (314,993)
                                                               -----    ------------
Net Assets                                                     100.0%  $ 106,527,598
                                                               =====    ============





+++ On a daily basis NYLIM confirms that the value of the Fund's liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2008.
(c) Illiquid security. The total market value of these securities at October 31, 2008 is $1,042,617, which represents 0.9% of the Fund's net assets.
(d)  Fair valued security. The total market
     value of this security at October 31,
     2008 is $238,828, which represents 0.2%
     of the Fund's net assets.



48    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)  Security, or a portion thereof, is
     maintained in a segregated account at the Fund's custodian as collateral for securities sold short (see Note 2 (J)).
(f)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2008. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(g)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(h)  At October 31, 2008, cost is $159,873,229
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $    674,577
Gross unrealized depreciation       (31,118,929)
                                   ------------
Net unrealized depreciation        $(30,444,352)
                                   ============



The following abbreviation is used in the above portfolio:

E -- Euro


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              49

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $159,873,229)     $129,428,877
Receivables:
  Interest                              3,238,180
  Investment securities sold            1,106,085
  Fund shares sold                         49,135
Unamortized offering costs                 38,703
Other assets                                6,814
                                     ------------
     Total assets                     133,867,794
                                     ------------
LIABILITIES:
Investments sold short (proceeds
  $27,661,289)                         22,586,286
Payables:
  Investment securities purchased       3,881,200
  Interest on investments sold
     short                                607,377
  Broker fees on charges on short
     sales                                 93,722
  Manager (See Note 3)                     75,736
  Shareholder communication                41,764
  Professional fees                        37,222
  Custodian                                11,571
  Transfer agent (See Note 3)               1,931
  Directors                                   388
  NYLIFE Distributors (See Note 3)            127
Accrued expenses                            2,872
                                     ------------
     Total liabilities                 27,340,196
                                     ------------
Net assets                           $106,527,598
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $    132,298
Additional paid-in capital            131,445,936
                                     ------------
                                      131,578,234
Undistributed net investment income       582,967
Net realized loss on investments,
  investments sold short and
  foreign currency transactions          (233,576)
Net unrealized depreciation on
  investments                         (30,444,352)
Net unrealized appreciation on
  investments sold short                5,075,003
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies       (30,678)
                                     ------------
Net assets                           $106,527,598
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     21,248
                                     ============
Shares of capital stock outstanding         2,642
                                     ============
Net asset value per share
  outstanding                        $       8.04
Maximum sales charge (4.50% of
  offering price)                            0.38
                                     ------------
Maximum offering price per share
  outstanding                        $       8.42
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $    558,614
                                     ============
Shares of capital stock outstanding        69,349
                                     ============
Net asset value per share
  outstanding                        $       8.06
Maximum sales charge (4.50% of
  offering price)                            0.38
                                     ------------
Maximum offering price per share
  outstanding                        $       8.44
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     20,114
                                     ============
Shares of capital stock outstanding         2,500
                                     ============
Net asset value and offering price
  per share outstanding              $       8.05
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $105,927,622
                                     ============
Shares of capital stock outstanding    13,155,326
                                     ============
Net asset value and offering price
  per share outstanding              $       8.05
                                     ============






50    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 14, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $  6,592,781
                                     ------------
EXPENSES:
  Interest on investments sold
     short                              1,045,352
  Manager (See Note 3)                    627,094
  Professional fees                       103,997
  Broker fees and charges on short
     sales                                 95,140
  Shareholder communication                42,061
  Offering (See Note 2)                    20,787
  Custodian                                17,051
  Transfer agent--Investor Class
     (See Note 3)                             341
  Transfer agent--Class A (See Note
     3)                                       118
  Transfer agent--Class C (See Note
     3)                                       268
  Transfer agent--Class I (See Note
     3)                                     7,534
  Registration                              5,024
  Directors                                 3,094
  Distribution/Service--Investor
     Class (See Note 3)                        62
  Distribution/Service--Class A
     (See Note 3)                             269
  Service--Class C (See Note 3)                53
  Distribution--Class C (See Note
     3)                                       158
  Miscellaneous                             6,642
                                     ------------
     Total expenses before waiver       1,975,045
  Expense waiver from Manager (See
     Note 3)                              (17,821)
                                     ------------
     Net expenses                       1,957,224
                                     ------------
Net investment income                   4,635,557
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (1,309,166)
  Investments sold short                1,067,340
  Foreign currency transactions           (93,318)
                                     ------------
Net realized loss on investments,
  investments sold short and
  foreign currency transactions          (335,144)
                                     ------------
Net unrealized appreciation
  (depreciation) on:
  Security transactions               (30,444,352)
  Investments sold short                5,075,003
  Translation of other assets and
     liabilities in foreign
     currencies                           (30,678)
                                     ------------
Net unrealized depreciation on
  investments, investments sold
  short and foreign currency
  transactions                        (25,400,027)
                                     ------------
Net realized and unrealized loss on
  investments, investments sold
  short and foreign currency
  transactions                        (25,735,171)
                                     ------------
Net decrease in net assets
  resulting from operations          $(21,099,614)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              51

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD DECEMBER 14, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2008


INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  4,635,557
 Net realized loss on investments,
  investments sold short and foreign
  currency transactions                   (335,144)
 Net unrealized depreciation on
  investments, investments sold
  short and foreign currency
  transactions                         (25,400,027)
                                      ------------
 Net decrease in net assets
  resulting from operations            (21,099,614)
                                      ------------

Dividends to shareholders:
 From net investment income:
    Investor Class                          (1,149)
    Class A                                 (7,451)
    Class C                                   (835)
    Class I                             (3,941,587)
                                      ------------
 Total dividends to shareholders        (3,951,022)
                                      ------------

Capital share transactions:
 Net proceeds from sale of shares      135,397,655
 Net asset value of shares issued
  to shareholders in reinvestment of
  dividends                              1,852,288
 Cost of shares redeemed (a)            (5,671,709)
                                      ------------
    Increase in net assets derived
     from capital share transactions   131,578,234
                                      ------------
    Net increase in net assets         106,527,598

NET ASSETS:
Beginning of period                             --
                                      ------------
End of period                         $106,527,598
                                      ============
Undistributed net investment income
 at end of period                     $    582,967
                                      ============



(a) Cost of shares redeemed net of redemption fee of $6,116 for the period ended October 31, 2008.



52    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CASH FLOWS
FOR THE PERIOD DECEMBER 14, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2008


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net decrease in net assets
  resulting from operations          $ (21,099,614)
Adjustments to reconcile net
  decrease in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased               (174,704,021)
  Investments sold                      24,038,219
  Securities sold short                 34,532,615
  Purchases to cover securities
     sold short                         (8,034,056)
  Purchase of short term
     investments, net                   (5,470,595)
  Amortization (accretion) of
     discount and premium, net             (40,813)
  Increase in interest receivable       (3,238,180)
  Increase in unamortized offering
     costs                                 (38,703)
  Increase in other assets                  (6,814)
  Increase in broker fees and
     charges payable on short sales         93,722
  Increase in professional fees             37,222
  Increase in interest on
     investments sold short                607,377
  Increase in custodian payable             11,571
  Increase in shareholder
     communication payable                  41,764
  Increase in due to directors                 388
  Increase in due to manager                75,736
  Increase in due to transfer agent          1,931
  Increase in due to NYLIFE
     Distributors                              127
  Increase in accrued expenses and
     other liabilities                       2,872
  Net unrealized depreciation on
     investments                        30,444,352
  Net realized loss from
     investments                         1,309,166
  Net unrealized appreciation on
     securities sold short              (5,075,003)
  Net realized gain from securities
     sold short                         (1,067,340)
                                     -------------
Net cash used in operating
  activities                          (127,578,077)
                                     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold              135,381,173
Payment on shares redeemed              (5,704,362)
Cash distributions paid                 (2,098,734)
                                     -------------
Net cash from financing activities     127,578,077
                                     -------------

NET INCREASE (DECREASE) IN CASH:                --
                                     -------------
Cash at beginning of period                     --
                                     -------------
Cash at end of period                $          --
                                     =============



Non cash financing activities not included herein consist of reinvestment of all distributions of $1,852,288.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              53

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      INVESTOR CLASS       CLASS A         CLASS C         CLASS I
                                      --------------    ------------    ------------    ------------
                                       FEBRUARY 28,     DECEMBER 14,    DECEMBER 14,    DECEMBER 14,
                                          2008**           2007**          2007**          2007**
                                          THROUGH          THROUGH         THROUGH         THROUGH
                                        OCTOBER 31,      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,

                                      --------------------------------------------------------------
                                           2008             2008            2008            2008
Net asset value at beginning of
  period                                  $  9.84          $ 10.00         $ 10.00        $  10.00
                                          -------          -------         -------        --------
Net investment income (a)                    0.34             0.52            0.40            0.49
Net realized and unrealized loss on
  investments                               (1.76)           (2.05)          (2.02)          (2.02)
                                          -------          -------         -------        --------
Total from investment operations            (1.42)           (1.53)          (1.62)          (1.53)
                                          -------          -------         -------        --------
Less dividends:
  From net investment income                (0.38)           (0.41)          (0.33)          (0.42)
                                          -------          -------         -------        --------
Net asset value at end of period          $  8.04          $  8.06         $  8.05        $   8.05
                                          =======          =======         =======        ========
Total investment return (b)(c)(d)          (14.84%)         (15.93%)        (16.58%)        (15.73%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                      5.30% ++         6.59% ++        4.79% ++        5.91% ++
  Net expenses (excluding short sale
     expenses)                               1.38% ++         1.29% ++        2.12% ++        1.04% ++
  Expenses (including short sale
     expenses, before reimbursement)         4.20% ++         2.86% ++        4.80% ++        2.52% ++
  Short sale expenses                        1.54% ++         1.45% ++        1.45% ++        1.45% ++
Portfolio turnover rate                        26%              26%             26%             26%
Net assets at end of period (in
  000's)                                  $    21          $   559         $    20        $105,928




**   Commencement of operations.
 ++  Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





54    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY 130/30 INTERNATIONAL FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (9/28/07)
----------------------------------------------
With sales charges         (52.19%)    (47.60%)
Excluding sales charges    (49.41)     (44.82)





(PERFORMANCE GRAPH)

                MAINSTAY 130/30     MSCI EAFE
              INTERNATIONAL FUND    (R) INDEX
              ------------------    ---------
9/28/07              9450             10000
10/31/07             9752             10393
10/31/08             4934              5547






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (9/28/07)
----------------------------------------------
With sales charges         (52.28%)    (47.69%)
Excluding sales charges    (49.50)     (44.91)





(PERFORMANCE GRAPH)

                MAINSTAY 130/30     MSCI EAFE(R)
              INTERNATIONAL FUND        INDEX
              ------------------    ------------
9/28/07              23625              25000
10/31/07             24381              25982
10/31/08             12311              13868






CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (9/28/07)
----------------------------------------------
With sales charges         (50.40%)    (45.35%)
Excluding sales charges    (49.90)     (45.35)





(PERFORMANCE GRAPH)

                MAINSTAY 130/30     MSCI EAFE
              INTERNATIONAL FUND    (R) INDEX
              ------------------    ---------
9/28/07              10000            10000
10/31/07             10310            10393
10/31/08              5165             5547





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividends and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    55

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                          SINCE
AVERAGE ANNUAL                  ONE     INCEPTION
TOTAL RETURNS                  YEAR     (9/28/07)
-------------------------------------------------
                              (49.29%)    (44.70%)





(PERFORMANCE GRAPH)

                                   MAINSTAY 130/30     MSCI EAFE(R)
                                 INTERNATIONAL FUND        INDEX
                                 ------------------    ------------
9/28/07                                 10000              10000
10/31/07                                10320              10393
10/31/08                                 5233               5547






 BENCHMARK PERFORMANCE                        ONE       SINCE
                                             YEAR     INCEPTION
---------------------------------------------------------------------
MSCI EAFE(R) Index(3)                       (46.62%)    (41.67%)
Average Lipper long/short equity fund(4)    (30.44)     (26.82)



   These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



56    MainStay 130/30 International Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 INTERNATIONAL FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $584.30         $10.71         $1,011.60         $13.60
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $583.80         $10.67         $1,011.70         $13.55
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $581.30         $13.24         $1,008.40         $16.81
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $585.40         $ 9.84         $1,012.70         $12.50
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.69% for Investor Class, 2.68% for Class A, 3.33% for Class C and 2.47% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                   mainstayinvestments.com    57

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   98.6
Cash and Other Assets, Less Liabilities          0.8
Preferred Stocks                                 0.5
Short-Term Investment                            0.1
Warrants                                           0





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 61 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  BP PLC
    2.  Novartis A.G. Registered
    3.  Total S.A.
    4.  Royal Dutch Shell PLC Class A
    5.  Toyota Motor Corp.
    6.  Nestle S.A. Registered
    7.  British American Tobacco PLC
    8.  HSBC Holdings PLC
    9.  AstraZeneca PLC
   10.  Banco Santander S.A.







58    MainStay 130/30 International Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS LUKE A. SMITH, CFA, AND ANDREW VER PLANCK, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY 130/30 INTERNATIONAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay 130/30 International Fund returned -49.41% for Investor Class shares,(1) -49.50% for Class A shares and -49.90% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -49.29%. All share classes underperformed the -30.44% return of the average Lipper(2) long/short equity fund and the -46.62% return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the MSCI EAFE(R) Index)(3) for the 12 months ended October 31, 2008. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See page 55 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's underperformance of the MSCI EAFE(R) Index resulted primarily from poor stock selection in Japan and in the industrials sector.

In response to market events during the reporting period, regulatory authorities in the United States and various international markets placed temporary restrictions, to various degrees, on the short selling of equity securities, and the Fund found it increasingly difficult to implement its investment strategy. Eventually, the Fund ceased all short-selling activity and sought to unwind its short positions. (Effective November 4, 2008, the Fund has resumed the implementation of short positions either directly or through the use of derivatives. While the restrictions on short selling in the United States have been lifted, regulatory authorities in various countries outside the United States continue to enforce temporary rules prohibiting the short selling of certain stocks.)

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

Although international markets saw broad declines during the reporting period, some Fund sectors performed better than others. The strongest-contributing sectors to the Fund's performance relative to the MSCI EAFE(R) Index were materials, energy and health care. Over the same period, the weakest-contributing sectors to the Fund's performance relative to the MSCI EAFE(R) Index were industrials, consumer staples and financials. The Fund's strongest-contributing countries relative to the MSCI EAFE(R) Index were the United Kingdom, France and Denmark. The weakest-contributing countries were Japan, Singapore and Germany.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S STRONGEST PERFORMERS AND WHICH ONES WERE PARTICULARLY WEAK?

In absolute terms, the strongest individual contributors to Fund's performance were short positions in GN Store Nord A/S, M-Real OYJ-B and Alk-Abello A/S. The weakest individual contributors were long positions in Fiat SpA, BHP Billiton Ltd. and Banco Santander S.A.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund looks for securities with attractive valuations and strong momentum characteristics. Among

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than for developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. Performance for Investor Class shares prior to February 28, 2008, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 56 for more information on Lipper Inc.
3. See footnote on page 56 for more information on the MSCI EAFE(R) Index.

                                                   mainstayinvestments.com    59
the securities the Fund purchased during the reporting period were Reckitt Benckiser Group and Sodexo.

Among the securities the Fund sold because of questionable solvency and relative performance were Fortis and Hypo Real Estate Holding. Among the securities the Fund sold short based on unattractive valuations and relative performance were City Developments Ltd. and Paladin Energy Ltd.

HOW DID THE FUND'S SECTOR WEIGHTINGS RELATIVE TO THE MSCI EAFE(R) INDEX CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund's sector weightings relative to the MSCI EAFE(R) Index increased in health care and consumer staples. The Fund's sector weightings declined relative to the Index in materials and energy.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2008?

As of October 31, 2008, the Fund was overweight relative to the MSCI EAFE(R) Index in health care and telecommunication services. This positioning helped the Fund's performance slightly. As of the same date, the Fund was underweight in financials and materials. These positions helped the Fund's performance significantly.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



60    MainStay 130/30 International Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                     SHARES           VALUE
COMMON STOCKS 98.6% +
-----------------------------------------------------------

AUSTRALIA 6.3%
Amcor, Ltd. (Containers &
  Packaging)                         53,353   $     206,316
Ansell, Ltd. (Health Care
  Equipment & Supplies)              47,309         397,516
BHP Billiton, Ltd. (Metals &
  Mining)                            47,525         913,093
BlueScope Steel, Ltd. (Metals
  & Mining)                          23,300          68,455
Commonwealth Bank of Australia
  (Commercial Banks)                  2,522          68,590
Consolidated Media Holdings,
  Ltd. (Media)                      105,275         144,857
CSL, Ltd. (Biotechnology)            24,191         589,615
GPT Group (Real Estate
  Investment Trusts)                395,263         197,265
Incitec Pivot, Ltd.
  (Chemicals)                        29,060          78,961
ING Office Fund (Real Estate
  Investment Trusts)                212,833         157,294
Macquarie Office Trust (Real
  Estate Investment Trusts)          27,702           5,291
OneSteel, Ltd. (Metals &
  Mining)                             5,384          12,409
PaperlinX, Ltd. (Paper &
  Forest Products)                  139,255         130,476
Qantas Airways, Ltd.
  (Airlines)                        187,918         303,758
Santo, Ltd. (Oil, Gas &
  Consumable Fuels)                  36,005         327,834
Telstra Corp, Ltd.
  (Diversified
  Telecommunication Services)       202,314         555,482
Wesfarmers, Ltd. (Food &
  Staples Retailing)                 16,488         235,689
Wesfarmers, Ltd. Class PPP
  (Food &
  Staples Retailing)                 11,254         161,519
Westpac Banking Corp.
  (Commercial Banks)                 18,705         257,794
                                              -------------
                                                  4,812,214

                                              -------------

AUSTRIA 0.8%
OMV A.G. (Oil, Gas &
  Consumable Fuels)                   1,995          64,135
Raiffeisen International Bank
  Holding A.G. (Commercial
  Banks)                              1,744          55,208
Strabag SE (Construction &
  Engineering)                        6,355         124,854
Verbund Oesterreichische
  Elektrizitaetswirtschafts
  A.G. Class A (Electric
  Utilities)                          1,861          88,276
Voestalpine A.G. (Metals &
  Mining)                            10,643         260,330
                                              -------------
                                                    592,803

                                              -------------

BELGIUM 1.6%
Bekaert S.A. (Electrical
  Equipment)                          1,048         103,157
Dexia (Commercial Banks)             44,719         238,329
Fortis N.V. (Diversified
  Financial Services)(a)             13,546           6,906
InBev N.V. (Beverages)               10,627         428,458
Nationale A Portefeuille
  (Diversified
  Financial Services)                 8,641         466,614
                                              -------------
                                                  1,243,464
                                              -------------

BERMUDA 0.4%
Aquarius Platinum, Ltd.
  (Metals & Mining)                  29,029          59,123
Chinese Estates Holdings, Ltd.
  (Real Estate Management &
  Development)                       79,000          59,819
Hongkong Land Holdings, Ltd.
  (Real Estate Management &
  Development)                       55,000         147,520
                                              -------------
                                                    266,462

                                              -------------

DENMARK 1.5%
Danske Bank A/S (Commercial
  Banks)                              6,800         100,886
DSV A/S (Road & Rail)                15,400         185,537
East Asiatic Co., Ltd. A/S
  (Food Products)                     8,150         282,504
H Lundbeck A/S
  (Pharmaceuticals)                   7,800         139,134
Novo-Nordisk A/S Class B
  (Pharmaceuticals)                   7,000         374,714
Vestas Wind Systems A/S
  (Electrical Equipment)(b)           2,225          91,584
                                              -------------
                                                  1,174,359

                                              -------------

FINLAND 1.1%
Nokia OYJ (Communications
  Equipment)                         57,318         874,274
                                              -------------


FRANCE 9.8%
Air France-KLM (Airlines)               874          12,617
Alstom (Electrical Equipment)         1,450          72,069
AXA S.A. (Insurance)                 33,678         648,986
BNP Paribas S.A. (Commercial
  Banks)                             12,122         879,956
Credit Agricole S.A.
  (Commercial Banks)                 10,500         153,089
Eurazeo (Diversified Financial
  Services)                           4,386         263,589
France Telecom S.A.
  (Diversified
  Telecommunication Services)        37,272         940,544
GDF Suez S.A. (Multi-
  Utilities)                         11,930         531,217
Gecina S.A. (Real Estate
  Investment Trusts)                  4,235         293,949
Klepierre (Real Estate
  Investment Trusts)                 11,875         273,456
Nexans S.A. (Electrical
  Equipment)                          2,112         120,623
Sanofi-Aventis
  (Pharmaceuticals)                  10,258         645,663
Societe Generale (Commercial
  Banks)                                294          16,143
Sodexo (Hotels, Restaurants &
  Leisure)                            3,724         178,449
V  Total S.A. (Oil, Gas &
  Consumable Fuels)                  27,688       1,520,756
Vivendi S.A. (Media)                 25,660         671,161
Wendel (Industrial
  Conglomerates)                      4,209         200,405
                                              -------------
                                                  7,422,672

                                              -------------

GERMANY 5.8%
Adidas A.G. (Textiles, Apparel
  &
  Luxury Goods)                      10,183         356,285
Allianz SE (Insurance)                1,799         134,725
BASF A.G. (Chemicals)                 8,088         271,788
Bayer A.G. (Pharmaceuticals)          2,668         146,430
Bilfinger Berger A.G.
  (Construction & Engineering)        9,073         416,127


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayfunds.com    61


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
GERMANY (CONTINUED)
Commerzbank A.G. (Commercial
  Banks)                              6,812   $      72,954
Daimler A.G. (Automobiles)            1,801          62,187
Deutsche Lufthansa A.G.
  (Airlines)                         28,816         404,805
Deutsche Telekom A.G.
  (Diversified
  Telecommunication Services)        11,743         174,789
E.ON A.G. (Electric Utilities)       12,264         468,076
Fresenius SE (Health Care
  Equipment & Supplies)                 638          37,470
Hannover Rueckversicherung
  A.G. (Insurance)                    1,233          31,161
Henkel KGaA (Household
  Products)                           8,544         247,285
Infineon Technologies A.G.
  (Semiconductors &
  Semiconductor Equipment)(b)        19,519          61,846
Lanxess (Chemicals)                     723          11,091
MAN A.G. (Machinery)                  7,086         348,809
MTU Aero Engines Holding A.G.
  (Aerospace & Defense)              15,817         310,263
RWE A.G. (Multi-Utilities)              522          43,399
SAP A.G. (Software)                   2,297          81,668
Siemens A.G. (Industrial
  Conglomerates)                      4,378         261,932
ThyssenKrupp A.G. (Metals &
  Mining)                             5,978         115,543
Volkswagen A.G. (Automobiles)           523         333,798
Wacker Chemie A.G. (Chemicals)          535          59,065
Wirecard A.G. (IT Services)(b)            1               5
                                              -------------
                                                  4,451,501

                                              -------------

GREECE 1.0%
Alfa-Beta Vassilopoulos S.A.
  (Food &
  Staples Retailing)                    970          28,825
Alpha Bank AE (Commercial
  Banks)                             20,355         300,356
Coca Cola Hellenic Bottling
  Co. S.A. (Beverages)               14,716         206,463
EFG Eurobank Ergasias S.A.
  (Commercial Banks)                 18,574         204,343
                                              -------------
                                                    739,987

                                              -------------

HONG KONG 3.1%
BOC Hong Kong Holdings, Ltd.
  (Commercial Banks)                247,000         276,684
China Mobile, Ltd. (Wireless
  Telecommunication Services)        28,500         250,064
China Unicom, Ltd.
  (Diversified
  Telecommunication Services)       212,000         305,354
CNOOC, Ltd. (Oil, Gas &
  Consumable Fuels)                 130,000         106,471
Hutchison Whampoa
  International, Ltd.
  (Industrial Conglomerates)         93,000         509,061
Hysan Development Co., Ltd.
  (Real Estate Management &
  Development)                       74,000         114,369
Industrial and Commercial Bank
  of China
  Asia, Ltd. (Commercial
  Banks)                            188,572         196,983
Link (The) (Real Estate
  Investment Trusts)                294,500         513,067
Sino Land Co. (Real Estate
  Management & Development)          64,000          54,880
Wing Hang Bank, Ltd.
  (Commercial Banks)                 15,000          70,173
                                              -------------
                                                  2,397,106

                                              -------------

IRELAND 0.4%
Allied Irish Banks PLC
  (Commercial Banks)                 48,778         268,562

                                              -------------

ITALY 4.2%
Assicurazioni Generali S.p.A.
  (Insurance)                           703          17,721
Enel S.p.A. (Electric
  Utilities)                         93,904         630,340
ENI S.p.A. (Oil, Gas &
  Consumable Fuels)                  41,707         993,814
Fiat S.p.A. (Automobiles)            55,918         253,216
Finmeccanica S.p.A. (Aerospace
  & Defense)                         25,173         312,210
Intesa Sanpaolo S.p.A.
  (Commercial Banks)                  5,554          20,328
Intesa Sanpaolo S.p.A. RNC
  shares (Commercial Banks)           9,353          27,782
MediaSet S.p.A. (Media)              19,297         104,755
Snam Rete Gas S.p.A. (Gas
  Utilities)                         62,136         314,983
Telecom Italia S.p.A.
  (Diversified
  Telecommunication Services)       366,997         309,201
UniCredit S.p.A. (Commercial
  Banks)                             75,132         183,656
                                              -------------
                                                  3,168,006

                                              -------------

JAPAN 22.1%
Acom Co., Ltd. (Consumer
  Finance)                              100           3,778
Aioi Insurance Co., Ltd.
  (Insurance)                        19,000          77,260
Amada Co., Ltd. (Machinery)          52,000         242,708
Asahi Breweries, Ltd.
  (Beverages)                         1,100          18,345
Astellas Pharma, Inc.
  (Pharmaceuticals)                  13,700         560,080
Benesse Corp. (Diversified
  Consumer Services)                 13,400         563,995
Canon, Inc. (Office
  Electronics)                       13,800         474,879
Casio Computer Co., Ltd.
  (Household Durables)               21,900         142,711
Central Japan Railway Co.
  (Road & Rail)                          74         605,433
Chuo Mitsui Trust Holdings,
  Inc.
  (Commercial Banks)                 96,000         377,611
East Japan Railway Co. (Road &
  Rail)                                  31         220,288
Fujitsu, Ltd. (Computers &
  Peripherals)                       21,000          83,570
Hino Motors, Ltd. (Machinery)        79,000         181,893
Hitachi Capital Corp.
  (Consumer Finance)                 13,700         111,857
Hitachi Software Engineering
  Co., Ltd. (Software)               11,100         158,821
Hitachi, Ltd. (Electronic
  Equipment & Instruments)          112,000         520,106
Honda Motor Co., Ltd.
  (Automobiles)                       4,300         106,794
JFE Holdings, Inc. (Metals &
  Mining)                             9,500         249,048
Jupiter Telecommunications
  Co., Ltd. (Media)                     350         235,246
Kao Corp. (Household Products)       18,000         520,340



62    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
KDDI Corp. (Wireless
  Telecommunication Services)            33   $     197,154
Keiyo Bank, Ltd. (The)
  (Commercial Banks)                 95,000         423,245
Kirin Holdings Co., Ltd.
  (Beverages)                        50,000         547,302
Kiyo Holdings, Inc.
  (Commercial Banks)                 36,000          57,918
Konami Corp. (Software)               5,700         104,117
Marubeni Corp. (Trading
  Companies & Distributors)          59,000         233,878
Matsui Securities Co., Ltd.
  (Capital Markets)                  76,300         491,275
Matsushita Electric Industrial
  Co., Ltd. (Household
  Durables)                          47,000         730,824
Mitsubishi Corp. (Trading
  Companies & Distributors)          29,900         496,279
Mitsubishi Electric Corp.
  (Electrical Equipment)             16,000          98,610
Mitsubishi UFJ Financial
  Group, Inc. (Commercial
  Banks)                             60,200         370,711
Mitsui & Co., Ltd. (Trading
  Companies & Distributors)          46,000         442,189
Mitsui OSK Lines, Ltd.
  (Marine)                           18,000          95,314
Mizuho Financial Group, Inc.
  (Commercial Banks)                     11          26,345
NEC Corp. (Computers &
  Peripherals)                       92,000         276,461
Nihon Kohden Corp. (Health
  Care Equipment & Supplies)          1,100          18,821
Nintendo Co., Ltd. (Software)           100          31,540
Nippon Electric Glass Co.,
  Ltd. (Electronic Equipment &
  Instruments)                        7,000          43,025
Nippon Telegraph & Telephone
  Corp. (Diversified
  Telecommunication Services)           177         726,453
Nissan Motor Co., Ltd.
  (Automobiles)                     100,700         526,726
Nisshin Steel Co., Ltd.
  (Metals & Mining)                  34,000          46,709
NSK, Ltd. (Machinery)                 9,000          37,565
NTT DoCoMo, Inc. (Wireless
  Telecommunication Services)           506         802,798
Ono Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                   7,300         326,598
Onward Holdings Co., Ltd.
  (Textiles, Apparel & Luxury
  Goods)                              2,000          14,492
Promise Co., Ltd. (Consumer
  Finance)                            1,200          21,338
RICOH Co., Ltd. (Office
  Electronics)                       44,000         468,027
San-In Godo Bank, Ltd. (The)
  (Commercial Banks)                 43,000         311,011
Seiko Epson Corp. (Computers &
  Peripherals)                        5,000          75,915
Sony Corp. (Household
  Durables)                           1,500          34,318
Sumitomo Corp. (Trading
  Companies & Distributors)          25,700         230,470
Sumitomo Mitsui Financial
  Group, Inc. (Commercial
  Banks)                                  4          16,240
Sumitomo Trust & Banking Co.,
  Ltd. (The) (Commercial
  Banks)                             46,000         213,924
Takeda Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)              1,400          70,557
Takefuji Corp. (Consumer
  Finance)                           18,680         152,307
Tokio Marine Holdings, Inc.
  (Insurance)                        22,600         704,951
V  Toyota Motor Corp.
  (Automobiles)                      31,700       1,249,670
United Urban Investment Corp.
  (Real Estate Investment
  Trusts)                                 4          12,365
West Japan Railway Co. (Road &
  Rail)                                 111         491,541
Yamato Kogyo Co., Ltd. (Metals
  & Mining)                           5,100         119,691
Yamazaki Baking Co., Ltd.
  (Food Products)                     2,000          26,783
                                              -------------
                                                 16,820,220

                                              -------------

LUXEMBOURG 0.4%
ArcelorMittal (Metals &
  Mining)(b)                          2,753          71,445
ArcelorMittal (Metals &
  Mining)                             7,571         196,124
Reinet Investments SCA
  (Diversified
  Financial Services)(b)              2,068          21,297
                                              -------------
                                                    288,866

                                              -------------

NETHERLANDS 2.5%
European Aeronautic Defence
  and
  Space Co. N.V. (Aerospace &
  Defense)                           31,213         519,519
Heineken Holding N.V.
  (Beverages)                        13,248         402,320
ING Groep N.V. (Diversified
  Financial Services)                16,547         152,990
Koninklijke Ahold N.V. (Food &

  Staples Retailing)                 29,676         318,328
Koninklijke DSM N.V.
  (Chemicals)                         4,324         120,319
Royal KPN N.V. (Diversified
  Telecommunication Services)        19,389         272,818
Unilever N.V. (Food Products)         1,931          46,852
Unilever N.V., C.V.A. (Food
  Products)(c)                        3,385          81,605
                                              -------------
                                                  1,914,751

                                              -------------

NEW ZEALAND 0.5%
Contact Energy, Ltd. (Electric
  Utilities)                         71,769         300,859
Kiwi Income Property Trust
  (Real Estate Investment
  Trusts)                            97,321          59,660
                                              -------------
                                                    360,519

                                              -------------

NORWAY 0.7%
StatoilHydro ASA (Oil, Gas &
  Consumable Fuels)                  26,300         526,020

                                              -------------

PORTUGAL 0.5%
Energias de Portugal S.A.
  (Electric Utilities)               44,260         152,479
Portugal Telecom SGPS S.A.
  Registered (Diversified
  Telecommunication Services)        25,534         168,889
Semapa-Sociedade de
  Investimento e Gestao (Paper
  & Forest Products)                  6,903          60,799
                                              -------------
                                                    382,167
                                              -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayfunds.com    63


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
REPUBLIC OF MAURITIUS 0.0%++
Golden Agri-Resources, Ltd.
  (Food Products)                    92,000   $      11,969

                                              -------------

SINGAPORE 2.4%
Ascendas Real Estate
  Investment Trust (Real
  Estate Investment Trusts)          49,000          52,857
CapitaCommercial Trust (Real
  Estate Investment Trusts)         176,000         119,260
CapitaMall Trust (Real Estate
  Investment Trusts)                 50,000          65,467
DBS Group Holdings, Ltd.
  (Commercial Banks)                 56,000         428,712
Macquarie Prime (Real Estate
  Investment Trusts)                 65,000          23,017
Neptune Orient Lines, Ltd.
  (Marine)                          113,000          94,812
Singapore Airlines, Ltd.
  (Airlines)                         59,000         445,122
United Overseas Bank, Ltd.
  (Commercial Banks)                 56,000         498,746
Venture Corp., Ltd.
  (Electronic
  Equipment & Instruments)           25,000          90,910
                                              -------------
                                                  1,818,903

                                              -------------

SPAIN 3.4%
Banco Bilbao Vizcaya
  Argentaria S.A. (Commercial
  Banks)                             56,794         659,398
V  Banco Santander S.A.
  (Commercial Banks)                 99,369       1,074,825
Gas Natural SDG S.A. (Gas
  Utilities)                          4,643         144,803
Repsol YPF S.A. (Oil, Gas &
  Consumable Fuels)                   3,213          61,268
Telefonica S.A. (Diversified
  Telecommunication Services)        36,602         677,034
                                              -------------
                                                  2,617,328

                                              -------------

SWEDEN 2.0%
Alfa Laval AB (Machinery)            15,200         109,572
Boliden AB (Metals & Mining)         49,700         121,751
Fabege AB (Real Estate
  Management & Development)          91,700         367,703
Kungsleden AB (Real Estate
  Management & Development)          62,700         301,396
Lundbergforetagen AB
  (Diversified
  Financial Services)                   500          16,022
Scania AB Class B (Machinery)        12,800         105,139
SSAB Svenskt Stal AB Class A
  (Metals & Mining)                   1,600          16,313
Telefonaktiebolaget LM
  Ericsson Class B
  (Communications Equipment)         59,600         420,284
Volvo AB Class B (Machinery)          6,800          35,774
                                              -------------
                                                  1,493,954

                                              -------------

SWITZERLAND 7.2%
ABB, Ltd. (Electrical
  Equipment)(b)                      11,722         154,992
Actelion, Ltd. Registered
  (Biotechnology)(b)                    369          19,510
Baloise Holding A.G.
  (Insurance)                         4,249         228,422
Compagnie Financiere Richemont
  S.A. (Textiles, Apparel &
  Luxury Goods)                      15,113         321,338
Credit Suisse Group A.G.
  (Capital Markets)                   2,159          82,401
Kuoni Reisen Holding A.G.
  (Hotels, Restaurants &
  Leisure)                               49          14,377
Lonza Group A.G. (Life
  Sciences
  Tools & Services)                   1,776         147,833
V  Nestle S.A. Registered
  (Food Products)                    29,707       1,157,963
V  Novartis A.G. Registered
  (Pharmaceuticals)                  32,795       1,659,054
Roche Holding A.G.
  Genusscheine
  (Pharmaceuticals)                   6,852       1,048,807
Swiss Life Holding
  (Insurance)(b)                      1,702         154,205
UBS A.G. (Capital Markets)(b)         5,231          89,258
Zurich Financial Services A.G.
  (Insurance)                         2,083         421,338
                                              -------------
                                                  5,499,498

                                              -------------

UNITED KINGDOM 20.1%
Anglo American PLC (Metals &
  Mining)                            23,279         574,899
Antofagasta PLC (Metals &
  Mining)                            16,991         103,937
V  AstraZeneca PLC
  (Pharmaceuticals)                  26,274       1,117,042
BAE Systems PLC (Aerospace &
  Defense)                           27,648         155,327
Barclays PLC (Commercial
  Banks)                             22,984          67,689
BG PLC, Sponsored ADR (Oil,
  Gas & Consumable Fuels)(d)         12,953         190,553
BHP Billiton PLC (Metals &
  Mining)                            21,525         365,300
V  BP PLC (Oil, Gas &
  Consumable Fuels)                 232,553       1,921,841
V  British American Tobacco
  PLC (Tobacco)                      41,222       1,132,064
British Energy Group PLC
  (Electric Utilities)                1,409          16,800
Compass Group PLC (Hotels,
  Restaurants & Leisure)             94,586         442,490
Diageo PLC (Beverages)                3,124          47,851
DS Smith PLC (Containers &
  Packaging)                         87,614          94,264
Game Group PLC (Specialty
  Retail)                             5,435          11,373
GlaxoSmithKline PLC
  (Pharmaceuticals)                  35,550         685,262
Go-Ahead Group PLC (Road &
  Rail)                              12,470         271,023
Henderson Group PLC CDI shares
  (Capital Markets)                 212,264         192,547
Henderson Group PLC (Capital
  Markets)                           66,273          56,535
HMV Group PLC (Specialty
  Retail)                           141,284         226,195
V  HSBC Holdings PLC
  (Commercial Banks)                 93,209       1,125,078
J Sainsbury PLC (Food &
  Staples Retailing)                 29,918         136,839
Keller Group PLC (Construction
  & Engineering)                      1,613          13,584
Lloyds TSB Group PLC
  (Commercial Banks)                103,181         335,047
Logica PLC (IT Services)             80,950          89,673
Man Group PLC (Capital
  Markets)                           69,988         401,591
Mondi PLC (Paper & Forest
  Products)                         121,377         440,648
National Grid PLC (Multi-
  Utilities)                          1,690          19,189
Reckitt Benckiser Group PLC
  (Household Products)               17,229         724,157



64    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
Rio Tinto PLC (Metals &
  Mining)                             4,265   $     198,900
Royal Bank of Scotland Group
  PLC (Commercial Banks)             70,940          78,240
V  Royal Dutch Shell PLC Class
  A (Oil, Gas & Consumable
  Fuels)                             48,342       1,321,687
Royal Dutch Shell PLC Class B
  (Oil, Gas & Consumable
  Fuels)                             32,556         870,158
Sage Group PLC (The)
  (Software)                         66,705         185,866
Standard Life PLC (Insurance)        23,814          91,627
Tesco PLC (Food & Staples
  Retailing)                         19,546         106,842
Unilever PLC (Food Products)          1,563          35,238
Vedanta Resources PLC (Metals
  & Mining)                           3,880          53,174
Vodafone Group PLC (Wireless
  Telecommunication Services)       491,861         947,405
WPP Group PLC (Media)                77,891         470,576
                                              -------------
                                                 15,318,511

                                              -------------

UNITED STATES 0.8%
Autoliv, Inc. SDR (Auto
  Components) (e)                     7,800         161,733
Synthes, Inc. (Health Care
  Equipment & Supplies)               3,353         432,924
                                              -------------
                                                    594,657
                                              -------------
Total Common Stocks
  (Cost $113,157,110)                            75,058,773
                                              -------------


PREFERRED STOCKS 0.5%
-----------------------------------------------------------


GERMANY 0.3%
RWE A.G. (Multi-Utilities)            2,890         181,663
Volkswagen A.G. (Automobiles)           375          23,151
                                              -------------
                                                    204,814

                                              -------------

ITALY 0.2%
Fiat S.p.A. (Automobiles)            27,304         122,798
                                              -------------
Total Preferred Stocks
  (Cost $643,259)                                   327,612
                                              -------------


                                  NUMBER OF
                                     RIGHTS
RIGHTS 0.0%++
-----------------------------------------------------------

AUSTRALIA 0.0%++
GPT Group
  Expire 11/17/08 (Real Estate
  Investment Trust)                 395,263           2,627
                                              -------------
Total Rights
  (Cost $0)                                           2,627
                                              -------------


                                  NUMBER OF
                                   WARRANTS           VALUE
WARRANTS 0.0%++
-----------------------------------------------------------

AUSTRALIA 0.0%++
Beach Petroleum, Ltd.
  Strike Price A$2.00
  Expire 06/30/10 (Oil, Gas &
  Consumable Fuels) (b)               3,503   $         104
                                              -------------
Total Warrants
  (Cost $0)                                             104
                                              -------------


                                  PRINCIPAL
                                     AMOUNT

SHORT-TERM INVESTMENT 0.1%
-----------------------------------------------------------

REPURCHASE AGREEMENT 0.1%
UNITED STATES 0.1%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity $80,265
  (Collateralized by a Federal
  National Mortgage
  Association Security with a
  rate of 4.875% and a
  maturity date of 4/15/09,
  with a Principal Amount of
  $85,000 and a Market Value
  of $85,955) (Capital
  Markets)                         $ 80,265          80,265
                                              -------------
Total Short-Term Investment
  (Cost $80,265)                                     80,265
                                              -------------
Total Investments
  (Cost $113,880,634)(f)               99.2%     75,469,381
Cash and Other Assets,
  Less Liabilities                      0.8         638,613
                                      -----    ------------
Net Assets                            100.0%  $  76,107,994
                                      =====    ============




++   Less than one-tenth of a percent.
(a)  Fair valued security. The total market
     value of this security at October 31,
     2008 is $6,906, which represents less
     than one-tenth of a percent of the Fund's
     net assets.
(b)  Non-income producing security.
(c)  CVA--Certificaten Van Aandelen.
(d)  ADR--American Depositary Receipt.
(e)  Swedish Depositary Receipt
(f)  At October 31, 2008, cost is $114,172,462
     for federal income tax purposes and net
     unrealized depreciation is as follows:




     Gross unrealized appreciation   $     63,117
     Gross unrealized depreciation    (38,766,198)
                                     ------------
     Net unrealized depreciation     $(38,703,081)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayfunds.com    65

The table below sets forth the diversification of MainStay 130/30 International Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)


                                      VALUE    PERCENT(+)
Aerospace & Defense             $ 1,297,319           1.7%
Airlines                          1,166,302           1.5
Auto Components                     161,733           0.2
Automobiles                       2,678,340           3.5
Beverages                         1,650,739           2.2
Biotechnology                       609,125           0.8
Capital Markets                   1,393,872           1.8
Chemicals                           541,224           0.7
Commercial Banks                  9,456,556          12.5
Communications Equipment          1,294,558           1.7
Computers & Peripherals             435,946           0.6
Construction & Engineering          554,565           0.7
Consumer Finance                    289,280           0.4
Containers & Packaging              300,580           0.4
Diversified Consumer Services       563,995           0.7
Diversified Financial Services      927,418           1.2
Diversified Telecommunication
  Services                        4,130,564           5.5
Electric Utilities                1,656,830           2.2
Electrical Equipment                641,035           0.8
Electronic Equipment &
  Instruments                       654,041           0.9
Food & Staples Retailing            988,042           1.3
Food Products                     1,643,018           2.2
Gas Utilities                       459,786           0.6
Health Care Equipment &
  Supplies                          886,731           1.2
Hotels, Restaurants & Leisure       635,316           0.8
Household Durables                  907,853           1.2
Household Products                1,491,782           2.0
Industrial Conglomerates            971,398           1.3
Insurance                         2,510,396           3.3
IT Services                          89,678           0.1
Life Sciences Tools & Services      147,833           0.2
Machinery                         1,061,460           1.4
Marine                              190,126           0.2
Media                             1,626,595           2.1
Metals & Mining                   3,546,244           4.7
Multi-Utilities                     775,468           1.0
Office Electronics                  942,906           1.2
Oil, Gas & Consumable Fuels       7,904,537          10.5
Paper & Forest Products             631,923           0.8
Pharmaceuticals                   6,773,341           8.9
Real Estate Investment Trusts     1,775,575           2.3
Real Estate Management &
  Development                     1,045,687           1.4
Road & Rail                       1,773,822           2.3
Semiconductors & Semiconductor
  Equipment                          61,846           0.1
Software                            562,012           0.7
Specialty Retail                    237,568           0.3
Textiles, Apparel & Luxury
  Goods                             692,115           0.9
Tobacco                           1,132,064           1.5
Trading Companies &
  Distributors                    1,402,816           1.8
Wireless Telecommunication
  Services                        2,197,421           2.9
                                -----------         -----
                                 75,469,381          99.2
Cash and Other Assets,
  Less Liabilities                  638,613           0.8
                                -----------         -----
Net Assets                      $76,107,994         100.0%
                                ===========         =====





+    Percentages indicated are based on Fund
     net assets







66    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $113,880,634)     $ 75,469,381
Cash denominated in foreign
  currencies
  (identified cost $440,027)              443,285
Cash collateral on deposit at
  broker                                   11,525
Receivables:
  Investment securities sold                5,282
  Dividends                               394,675
Other assets                               23,193
                                     ------------
     Total assets                      76,347,341
                                     ------------
LIABILITIES:
Payables:
  Custodian                                62,404
  Dividends and interest on
     investments sold short                54,333
  Professional fees                        31,360
  Manager (See Note 3)                     29,941
  Shareholder communication                29,920
  Broker fees on charges on short
     sales                                 20,792
  Transfer agent (See Note 3)               1,872
  Directors                                   300
  Investment securities purchased              78
  NYLIFE Distributors (See Note 3)             72
Accrued expenses                            8,275
                                     ------------
     Total liabilities                    239,347
                                     ------------
Net assets                           $ 76,107,994
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $    146,210
Additional paid-in capital            124,798,085
                                     ------------
                                      124,944,295
Accumulated net realized loss on
  investments, swap contracts and
  foreign currency transactions       (10,431,686)
Net unrealized depreciation on
  investments                         (38,411,253)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies         6,638
                                     ------------
Net assets                           $ 76,107,994
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     90,455
                                     ============
Shares of capital stock outstanding        17,396
                                     ============
Net asset value per share
  outstanding                        $       5.20
Maximum sales charge (5.50% of
  offering price)                            0.30
                                     ------------
Maximum offering price per share
  outstanding                        $       5.50
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $     60,941
                                     ============
Shares of capital stock outstanding        11,742
                                     ============
Net asset value per share
  outstanding                        $       5.19
Maximum sales charge (5.50% of
  offering price)                            0.30
                                     ------------
Maximum offering price per share
  outstanding                        $       5.49
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     44,327
                                     ============
Shares of capital stock outstanding         8,611
                                     ============
Net asset value and offering price
  per share outstanding              $       5.15
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 75,912,271
                                     ============
Shares of capital stock outstanding    14,583,214
                                     ============
Net asset value and offering price
  per share outstanding              $       5.21
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              67

STATEMENT OF OPERATIONS FOR THE YEAR ENDED  OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  2,640,619
  Interest                                 70,557
                                     ------------
     Total income                       2,711,176
                                     ------------
EXPENSES:
  Manager (See Note 3)                    583,596
  Dividends and interest on
     investments sold short               286,041
  Broker fees and charges on short
     sales                                231,663
  Custodian                               130,659
  Professional fees                        72,577
  Offering (See Note 3)                    52,824
  Shareholder communication                42,521
  Registration                             30,610
  Transfer agent--Investor Class
     (See Note 3)                             132
  Transfer agent--Class A (See Note
     3)                                        71
  Transfer agent--Class C (See Note
     3)                                       139
  Transfer agent--Class I (See Note
     3)                                     8,311
  Directors                                 2,025
  Distribution/Service--Investor
     Class (See Note 3)                       160
  Distribution/Service--Class A
     (See Note 3)                             229
  Service--Class C (See Note 3)               172
  Distribution--Class C (See Note
     3)                                       517
  Miscellaneous                             6,336
                                     ------------
     Total expenses before waiver       1,448,583
  Expense waiver from Manager
     (See Note 3)                        (214,456)
                                     ------------
     Net expenses                       1,234,127
                                     ------------
Net investment income                   1,477,049
                                     ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS, SWAP
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions              $(16,033,070)
  Investment sold short                 8,835,869
  Swap contracts                       (3,421,893)
  Foreign currency transactions        (2,696,948)
                                     ------------
Net realized loss on investments,
  swap contracts and foreign
  currency transactions               (13,316,042)
                                     ------------
Net change in unrealized
  appreciation on:
  Security transactions               (38,780,302)
  Investments sold short                  141,416
  Swap contracts                           10,107
  Translation of other assets and
     liabilities in foreign
     currencies                            (9,303)
                                     ------------
Net change in unrealized
  appreciation on investments,
  investments sold
  short and foreign currency
  transactions                        (38,638,082)
                                     ------------
Net realized and unrealized loss on
  investments, swap contracts and
  foreign currency transactions       (51,954,124)
                                     ------------
Net decrease in net assets
  resulting from operations          $(50,477,075)
                                     ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $194,799.



68    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2008 AND THE PERIOD SEPTEMBER 28, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007


                                        2008          2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  1,477,049   $    67,369
 Net realized gain (loss) on
  investments, swap contracts
  and foreign currency
  transactions                   (13,316,042)       69,619
 Net change in unrealized
  appreciation on investments,
  investments sold short, swap
  contracts and foreign
  currency transactions          (38,638,082)      233,467
                                --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (50,477,075)      370,455
                                --------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                              (94)           --
    Class C                              (62)           --
    Class I                          (82,173)           --
                                --------------------------
                                     (82,329)           --
                                --------------------------
 From net realized gain on
  investments:
    Class A                              (69)           --
    Class C                             (164)           --
    Class I                          (78,798)           --
                                --------------------------
                                     (79,031)           --
                                --------------------------
 Total dividends and
  distributions to
  shareholders                      (161,360)           --
                                --------------------------

Capital share transactions:
 Net proceeds from sale of
     shares                      115,315,925    11,593,696
 Net asset value of shares
     issued to shareholders in
     reinvestment of
     distributions                   161,349            --
 Cost of shares redeemed            (694,950)          (46)
                                --------------------------
    Increase in net assets
     derived from capital
     share transactions          114,782,324    11,593,650
                                --------------------------
    Net increase in net assets    64,143,889    11,964,105

NET ASSETS:
Beginning of period               11,964,105            --
                                --------------------------
End of period                   $ 76,107,994   $11,964,105
                                ==========================
Accumulated undistributed net
 investment income at end of
 period                         $         --   $    78,719
                                ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              69

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED OCTOBER 31, 2008


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net decrease in net assets
  resulting from operations          $ (50,477,075)
Adjustments to reconcile net
  decrease in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased               (234,070,909)
  Investments sold                     118,395,806
  Securities sold short                 47,475,266
  Purchases to cover securities
     sold short                        (42,004,736)
  Purchase of short term
     investments, net                      (80,265)
  Increase in interest receivable         (383,115)
  Decrease in manager receivable            36,724
  Amortization of offering costs            47,279
  Increase in other assets                 (23,193)
  Increase in deposit at brokers
     for securities sold short             (11,525)
  Increase in broker fees and
     charges payable on short sales         14,568
  Increase in dividends payable for
     securities sold short                  50,648
  Decrease in payable for offering
     costs                                 (42,171)
  Increase in professional fees              7,621
  Decrease in open swap contracts          (12,541)
  Increase in custodian payable             55,454
  Increase in shareholder
     communication payable                  28,165
  Increase in due to directors                  27
  Increase in due to manager                29,941
  Increase in due to transfer agent          1,872
  Increase in due to NYLIFE
     Distributors                               45
  Increase in accrued expenses and
     other liabilities                       1,534
  Net change in unrealized
     appreciation on investments        38,770,195
  Net realized loss from
     investments                        16,033,070
  Net change in unrealized
     appreciation on securities
     sold short                           (141,416)
  Net realized gain from securities
     sold short                         (8,835,869)
                                     -------------
Net cash used in operating
  activities                          (115,134,600)
                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold              115,369,306
Payment on shares redeemed                (746,131)
Cash distributions paid                        (11)
                                     -------------
Net cash from financing activities     114,623,164
                                     -------------
NET DECREASE IN CASH:                     (511,436)
Cash at beginning of year                  954,721
                                     -------------
Cash at end of year                  $     443,285
                                     =============
Non cash financing activities not included herein
  consist of reinvestment of all distributions of
  $161,349.





70    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                           INVESTOR CLASS               CLASS A
                           --------------    ----------------------------
                            FEBRUARY 28,                    SEPTEMBER 28,
                               2008**            YEAR           2007**
                               THROUGH          ENDED          THROUGH
                             OCTOBER 31,     OCTOBER 31,     OCTOBER 31,

                           ----------------------------------------------
                                2008             2008            2007
Net asset value at
  beginning of period          $  8.74         $ 10.32          $10.00
                               -------         -------          ------
Net investment income (a)         0.04            0.08            0.05
Net realized and
  unrealized gain (loss)
  on investments                 (3.58)          (5.17)           0.27
                               -------         -------          ------
Total from investment
  operations                     (3.54)          (5.09)           0.32
                               -------         -------          ------
Less distributions:
  From net investment
     income                         --           (0.02)             --
  From net realized gain
     on investments                 --           (0.02)             --
                               -------         -------          ------
  Total dividends and
     distributions                  --           (0.04)             --
                               -------         -------          ------
Net asset value at end of
  period                       $  5.20         $  5.19          $10.32
                               =======         =======          ======
Total investment return
  (b)(d)                        (40.50%)(c)     (49.50%)          3.20%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           0.82% ++        0.96%           6.17%++
  Net expenses (excluding
     short sale expenses)         1.70% ++        1.60%           1.60%++
  Expenses (including
     short sales
     expenses, before
     reimbursement)               3.40% ++        3.11%           7.37%++
  Short sale expenses             1.19% ++        1.05%           0.98%++
Portfolio turnover rate            204%            204%             26%
Net assets at end of
  period (in 000's)            $    90         $    61          $   32




                                              CLASS C                                     CLASS I
                                ----------------------------------          ----------------------------------
                                                     SEPTEMBER 28,                               SEPTEMBER 28,
                                    YEAR                 2007**                 YEAR                 2007**
                                   ENDED                THROUGH                ENDED                THROUGH
                                OCTOBER 31,           OCTOBER 31,           OCTOBER 31,           OCTOBER 31,

                                ------------------------------------------------------------------------------
                                    2008                  2007                  2008                  2007
Net asset value at
  beginning of period             $ 10.32                $10.00               $ 10.32               $ 10.00
                                  -------                ------               -------               -------
Net investment income
  (loss) (a)                        (0.01)                 0.05                  0.22                  0.06
Net realized and
  unrealized gain
  (loss) on
  investments                       (5.13)                 0.27                 (5.29)                 0.26
                                  -------                ------               -------               -------
Total from investment
  operations                        (5.14)                 0.32                 (5.07)                 0.32
                                  -------                ------               -------               -------
Less distributions:
  From net investment
     income                         (0.01)                   --                 (0.02)                   --
  From net realized
     gain on
     investments                    (0.02)                   --                 (0.02)                   --
                                  -------                ------               -------               -------
  Total dividends and
     distributions                  (0.03)                   --                 (0.04)                   --
                                  -------                ------               -------               -------
Net asset value at end
  of period                       $  5.15                $10.32               $  5.21               $ 10.32
                                  =======                ======               =======               =======
Total investment
  return (b)(d)                    (49.90%)                3.10%(c)            (49.29%)                3.20%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income (loss)                  (0.08%)                5.75%++               2.80%                 6.78%++
  Net expenses
     (excluding short
     sale expenses)                  2.41%                 2.35%++               1.35%                 1.35%++
  Expenses (including
     short sales
     expenses, before
     reimbursement)                  3.94%                 8.12%++               2.73%                 7.12%++
  Short sale expenses                1.01%                 0.98%++               0.98%                 0.98%++
Portfolio turnover
  rate                                204%                   26%                  204%                   26%
Net assets at end of
  period (in 000's)               $    44                $   27               $75,912               $11,905




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              71

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds" and each, individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund (collectively, referred to as the "130/30 Funds"). Each is a diversified fund. A 130/30 fund is a fund that invests up to approximately 130 percent of its assets in long positions (either directly or indirectly through derivatives), while up to approximately 30 percent of its assets are sold short (either directly or indirectly through derivatives). The proceeds from the short strategies may be used to purchase all or a portion of the additional 30% of the long positions.

The 130/30 Funds commenced operations as follows:

 COMMENCEMENT OF
 OPERATIONS           FUNDS
June 29, 2007         MainStay 130/30 Core Fund and
                      MainStay 130/30 Growth Fund
---------------------------------------------------
September 28, 2007    MainStay 130/30 International
                      Fund
---------------------------------------------------
December 14, 2007     MainStay 130/30 High Yield
                      Fund
---------------------------------------------------



Investor Class shares for the 130/30 Funds commenced on February 28, 2008.

Each 130/30 Fund currently offers four classes of shares, Investor Class, Class A, Class C and Class I. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered without an initial sales charge, although a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The investment objective for each of the 130/30 Funds is as follows:

The MAINSTAY 130/30 CORE FUND seeks long-term growth of capital, with income as a secondary consideration.

The MAINSTAY 130/30 GROWTH FUND seeks long-term growth of capital.

The MAINSTAY 130/30 HIGH YIELD FUND seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

The MAINSTAY 130/30 INTERNATIONAL FUND seeks to provide long-term growth of capital with income as a secondary objective.

The MainStay 130/30 High Yield Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, then higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The 130/30 Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by each Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager in consultation with the its Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day a Fund is open for business ("valuation date").



72    MainStay 130/130 Funds

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Funds are open for business. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2008, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Funds' Manager or Subadvisor ,as defined in Note 3 (A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the MainStay 130/30 High Yield and MainStay 130/30 International Funds held securities with a value of $238,828 and $6,906, respectively, that were valued in such a manner, and none of the other 130/30 Funds held any such securities.

Certain events may occur between the time that foreign markets close, on which securities held by the 130/30 Funds principally trade, and the time at which each 130/30 Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Funds' Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with each 130/30 Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. Each of the 130/30 Funds is treated as a separate entity for federal income tax purposes. The 130/30 Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the 130/30 Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the 130/30 Funds' 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the 130/30 Funds' financial statements upon adoption. The Manager continually reviews the 130/30 Funds' tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-

                                                   mainstayinvestments.com    73
dividend date. The 130/30 Core Fund, 130/30 Growth Fund and 130/30 International Fund intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. The 130/30 High Yield Fund intends to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, quarterly. All dividends and distributions are reinvested in shares of the respective Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The 130/30 Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the 130/30 Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The MainStay 130/30 High Yield Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from the non-accrual status when the issuer resumes interest payments or when the collectibility of the interest is reasonably assured.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the 130/30 Funds invest in repurchase agreements, the 130/30 Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the 130/30 Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The MainStay 130/30 High Yield Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The MainStay 130/30 High Yield Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the MainStay 130/30 High Yield Fund invests are generally readily marketable but may be subject to some restrictions on resale. For example, the MainStay 130/30 High Yield Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The MainStay 130/30 High Yield Fund assumed the credit risk of the borrower, the selling participant and any other persons interpositioned between the MainStay 130/30 High Yield Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or immediate participants become insolvent or enter into bankruptcy, the MainStay 130/30 High Yield Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the MainStay 130/30 High Yield Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At October 31, 2008, the MainStay 130/30 High Yield Fund did not hold unfunded commitments.

(I) SWAP AGREEMENTS. The MainStay 130/30 High Yield and MainStay 130/30 International Funds may enter into credit default, interest rate, index and currency


74    MainStay 130/130 Funds
exchange rate swap agreements ("swaps") for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes. In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount." Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

The MainStay 130/30 International Fund may enter into total return swap agreements. Total return swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "total return swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the total return swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by MainStay 130/30 International Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). MainStay 130/30 International Fund's obligation under a swap agreement will be accrued daily (offset against any amounts owing to the Fund).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

(J) SECURITIES SOLD SHORT. The 130/30 Funds typically engage in short sales as part of their investment strategies. When a Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Accrued interest income and dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an interest expense and dividend expense, respectively, on the Statement of Operations.

(K) STATEMENT OF CASH FLOWS. The cash amount shown in the Statement of Cash Flows of each Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments or deposit at brokers for securities sold short. Cash may include domestic and foreign currency.

(L) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to

                                                   mainstayinvestments.com    75
market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Funds' returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects a extent of a Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Funds assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects a Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Notes 5.)

(M) FOREIGN CURRENCY TRANSACTIONS. The books and records of the 130/30 Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N) REDEMPTION FEE. The MainStay 130/30 High Yield and MainStay 130/30 International Funds impose a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Funds. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Funds.

(O) OFFERING COSTS. Costs incurred by the 130/30 Funds in connection with the commencement of these Funds' operations were being amortized on a straight line basis over twelve months.

(P) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Funds. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and an


76    MainStay 130/130 Funds
indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the MainStay 130/30 High Yield Fund and is responsible for the day-to-day portfolio management of that Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

Each 130/30 Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

MainStay 130/30 Core Fund                 1.00%
----------------------------------------------
MainStay 130/30 Growth Fund               1.00
----------------------------------------------
MainStay 130/30 High Yield Fund           0.80
----------------------------------------------
MainStay 130/30 International Fund        1.10
----------------------------------------------



Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay 130/30 Core Fund's and MainStay 130/30 Growth Fund's management fee or reimburse the expenses of the appropriate classes of the Funds so that the class' total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Funds invest) do not exceed the following percentages of average daily net assets for each class:
Investor Class, 1.60%; Class A, 1.50%; Class C, 2.35% and Class I, 1.25%. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay 130/30 High Yield Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets for each class: Investor Class, 1.40%; Class A, 1.30%; Class C, 2.15% and Class I, 1.05%. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay 130/30 International Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets for each class: Investor Class, 1.70%; Class A, 1.60%; Class C, 2.45% and Class I, 1.35%. These expense limitations may be modified or terminated only with the approval of the Board of Directors.

Under each of the expense limitation agreements discussed above, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the applicable 130/30 Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. For the year ended October 31, 2008 (for the period December 14, 2007 through October 31, 2008 for the 130/30 High Yield Fund), NYLIM earned fees from the 130/30 Funds and waived/reimbursed such amounts pursuant to the contractual expense limitations described above as follows:

                                             WAIVED
                                    FEES       FEES
---------------------------------------------------
MainStay 130/30 Core Fund       $570,209   $ 55,286
---------------------------------------------------
MainStay 130/30 Growth Fund      262,475    101,301
---------------------------------------------------
MainStay 130/30 High Yield
  Fund                           627,094     17,821
---------------------------------------------------
MainStay 130/30
  International Fund             583,596    214,456
---------------------------------------------------



As of October 31, 2008, the amounts of waived fees subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

                                  OCTOBER 31,
                              2010       2011      TOTAL
MainStay 130/30 Core Fund  $59,640   $ 55,286   $114,926
--------------------------------------------------------
MainStay 130/30 Growth
  Fund                      63,866    101,301    165,167
--------------------------------------------------------
MainStay 130/30 High
  Yield Fund                    --     17,821     17,821
--------------------------------------------------------
MainStay 130/30
  International Fund        47,667    212,518    260,184
--------------------------------------------------------



Prior to April 1, 2008, NYLIM had a written expense limitation agreements that set the expense limitations for the MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund at 2.25% for Class C shares. The limitations for Class A and Class I shares were the same as in the April 1, 2008 agreement.


                                                   mainstayinvestments.com    77

Prior to April 1, 2008, NYLIM had a written expense limitation agreements that set the expense limitations for the MainStay 130/30 High Yield Fund at 2.05% for Class C shares. The limitations for Class A and Class I shares were the same as in the April 1, 2008 agreement.

Prior to April 1, 2008, NYLIM had a written expense limitation agreements that set the expense limitations for the MainStay 130/30 International Fund at 2.35% for Class C shares. The limitations for Class A and Class I shares were the same as in the April 1, 2008 agreement.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Company, on behalf of the 130/30 Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Funds, with respect to Investor Class, Class A and Class C shares, have adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Funds' Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, each applicable Fund pays the Distributor a monthly distribution fee, which is an expense of the Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Funds' Class C shares. The Plans provide that the Class C shares of the Funds also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class C shares of the Funds. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

(C) SALES CHARGES. The 130/30 Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended (for the period December 14, 2007 through October 31, 2008 for MainStay 130/30 High Yield Fund) were the following:

 MAINSTAY 130/30 CORE FUND
Investor Class                          $   40
----------------------------------------------
Class A                                    234
----------------------------------------------

 MAINSTAY 130/30 GROWTH FUND
Investor Class                          $   87
----------------------------------------------
Class A                                  1,244
----------------------------------------------

 MAINSTAY 130/30 INTERNATIONAL FUND
Investor Class                          $  488
----------------------------------------------
Class A                                    565
----------------------------------------------



There were no sales charges retained on sales of the MainStay 130/30 High Yield Fund during the period.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the 130/30 Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds for the year ended October 31, 2008 (for the period December 14, 2007 through October 31, 2008 for MainStay 130/30 High Yield Fund) were as follows:

MainStay 130/30 Core Fund                $9,151
-----------------------------------------------
MainStay 130/30 Growth Fund               9,132
-----------------------------------------------
MainStay 130/30 High Yield Fund           8,261
-----------------------------------------------
MainStay 130/30 International Fund        8,653
-----------------------------------------------



(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees on the Statement of Operations.



78    MainStay 130/130 Funds

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Funds with the following values and percentages of net assets as follows:

 MAINSTAY 130/30 CORE FUND
Investor Class                 $    17,310     42.0%
---------------------------------------------------
Class A                             15,025      3.8
---------------------------------------------------
Class C                             14,875      6.5
---------------------------------------------------
Class I                         15,019,900     17.7
---------------------------------------------------

 MAINSTAY 130/30 GROWTH FUND
Investor Class                 $    17,278     29.0%
---------------------------------------------------
Class A                             16,700      7.0
---------------------------------------------------
Class C                             16,550     10.0
---------------------------------------------------
Class I                          6,926,746     15.0
---------------------------------------------------

 MAINSTAY 130/30 HIGH YIELD
FUND
Investor Class                 $    21,291    100.0%
---------------------------------------------------
Class A                             20,150      3.6
---------------------------------------------------
Class C                             20,150    100.0
---------------------------------------------------
Class I                         40,309,650     38.0
---------------------------------------------------


 MAINSTAY 130/30
INTERNATIONAL FUND
Investor Class                 $    14,874     16.4%
---------------------------------------------------
Class A                             13,028     21.4
---------------------------------------------------
Class C                             12,914     29.1
---------------------------------------------------
Class I                          6,037,153      8.0
---------------------------------------------------



(G) OTHER. Pursuant to the Management Agreement between the 130/30 Funds and NYLIM, the cost of legal services provided to the Funds by the Office of the General Council of NYLIM are payable directly by the Funds. For the year ended October 31, 2008 (for the period December 14, 2007 through October 31, 2008 for MainStay 130/30 High Yield Fund), these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay 130/30 Core Fund                $4,553
-----------------------------------------------
MainStay 130/30 Growth Fund               2,174
-----------------------------------------------
MainStay 130/30 High Yield Fund           5,983
-----------------------------------------------
MainStay 130/30 International Fund        3,841
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                      ACCUMULATED
                                                      CAPITAL AND         OTHER       UNREALIZED          TOTAL
                                          ORDINARY     OTHER GAIN     TEMPORARY     APPRECIATION    ACCUMULATED
                                            INCOME         (LOSS)   DIFFERENCES   (DEPRECIATION)    GAIN (LOSS)
MainStay 130/30 Core Fund                 $  6,806   $ (6,445,474)      $  (497)    $(32,091,641)  $(38,530,806)
---------------------------------------------------------------------------------------------------------------
MainStay 130/30 Growth Fund                     --     (9,139,349)       (1,219)     (10,996,927)   (20,137,495)
---------------------------------------------------------------------------------------------------------------
MainStay 130/30 High Yield Fund            582,967       (233,576)           --      (25,400,027)   (25,050,636)
---------------------------------------------------------------------------------------------------------------
MainStay 130/30 International Fund              --    (10,139,858)           --      (38,696,443)   (48,836,301)
---------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    79

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals and passive foreign investment company (PFIC) mark-to-market.

The other temporary differences are primarily due to offering costs.


The following table discloses the current year reclassifications between accumulated net investment income (loss), accumulated net realized gain on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2008 are not affected.


                                                      UNDISTRIBUTED   ACCUMULATED NET
                                                    ACCUMULATED NET     REALIZED GAIN
                                                  INVESTMENT INCOME         (LOSS) ON        ADDITIONAL
                                                             (LOSS)       INVESTMENTS   PAID-IN CAPITAL
MainStay 130/30 Core Fund                               $      (771)       $      781       $       (10)
-------------------------------------------------------------------------------------------------------
MainStay 130/30 Growth Fund                                 208,991           (17,201)         (191,790)
-------------------------------------------------------------------------------------------------------
MainStay 130/30 High Yield Fund                            (101,568)          101,568                --
-------------------------------------------------------------------------------------------------------
MainStay 130/30 International Fund                       (1,473,438)        2,905,117        (1,431,679)
-------------------------------------------------------------------------------------------------------



The reclassifications for the 130/30 Funds are primarily due to net operating losses, swap gain (loss), passive foreign investment company (PFIC) income, reclassifications of distributions and foreign currency gain (loss).

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $6,445,474 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Core Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY 130/30 CORE FUND

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2015           $  509
       2016            5,936
----------------------------

                      $6,445
----------------------------



At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $9,139,349 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Growth Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY 130/30 GROWTH FUND

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2015           $  939
       2016            8,200
----------------------------

                      $9,139
----------------------------



At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $233,576 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 High Yield Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY 130/30 HIGH YIELD FUND

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2016            $234
----------------------------



At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $10,139,858 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 International Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY 130/30 INTERNATIONAL FUND

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2016          $10,140
----------------------------






80    MainStay 130/130 Funds

The tax character of distributions paid during the year ended October 31, 2008 shown in the Statement of Changes in Net Assets, was as follows:

                                                                             2008
                                                            --------------------------------------

                                                                                         TAX BASED
                                                                     TAX BASED   DISTRIBUTION FROM
                                                            DISTRIBUTIONS FROM           LONG-TERM
                                                               ORDINARY INCOME       CAPITAL GAINS
MainStay 130/30 Core Fund                                           $   51,677                 $--
--------------------------------------------------------------------------------------------------
MainStay 130/30 High Yield Fund                                      3,951,022                  --
--------------------------------------------------------------------------------------------------
MainStay 130/30 International Fund                                     161,360                  --
--------------------------------------------------------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

As of October 31, 2008, the 130/30 Funds held the following foreign currency forward contracts:

MAINSTAY 130/30 INTERNATIONAL FUND

                                                                   CURRENCY       COST      VALUE
Australian Dollar                                          AUD       49,789   $ 33,315   $ 33,087
Euro                                                       EUR       25,633     32,147     32,671
Hong Kong Dollar                                           HKD       14,449      1,863      1,864
Japanese Yen                                               JPY   30,421,647    303,426    308,818
Norwegian Krone                                            NOK        1,748        280        259
Pound Sterling                                             GBP       40,181     67,039     64,666
Singapore Dollar                                           SGD          112         76         75
Swiss Franc                                                CHF        2,139      1,881      1,845
-------------------------------------------------------------------------------------------------
                                                                              $440,027   $443,285
-------------------------------------------------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the 130/30 Funds. Custodial fees are charged to the 130/30 Funds based on the market value of securities in the 130/30 Funds and the number of certain cash transactions incurred by the 130/30 Funds.

NOTE 7--LINE OF CREDIT:

The 130/30 Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Funds on the line of credit during the year ended October 31, 2008.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

For the year ended October 31, 2008 (for the period December 14, 2007 through October 31, 2008 for the MainStay 130/30 High Yield Fund), purchases and sales of securities, other than short-term securities, were as follows:

                           MAINSTAY 130/30 CORE       MAINSTAY 130/30       MAINSTAY 130/30 HIGH       MAINSTAY 130/30
                                   FUND                 GROWTH FUND              YIELD FUND           INTERNATIONAL FUND
                           PURCHASES      SALES    PURCHASES       SALES    PURCHASES     SALES     PURCHASES       SALES
U.S. Government
  Securities                $     --   $     --     $     --    $     --     $  3,811    $ 6,992     $     --    $     --
-------------------------------------------------------------------------------------------------------------------------
All Others                   274,640    177,233      152,549     106,298      169,519     16,840      230,549     114,118
-------------------------------------------------------------------------------------------------------------------------
Total                       $274,640   $177,233     $152,549    $106,298     $173,330    $23,832     $230,549    $114,118
-------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    81

NOTE 9--CAPITAL SHARE TRANSACTIONS:

MAINSTAY 130/30 CORE FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                        6,966   $    57,149
Shares redeemed                   (1,267)       (9,071)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                       5,699        48,078
Shares converted into
  Investor Class (See Note
  1)                               6,436        51,921
Shares converted from
  Investor Class (see Note
  1)                              (5,260)      (40,346)
                              ------------------------
Net increase                       6,875   $    59,653
                              ========================

(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                       41,788   $   353,504
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   24           217
Shares redeemed                  (12,533)     (105,000)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                      29,279       248,721
Shares converted into Class
  A
  (See Note 1)                     5,267        40,346
Shares converted from Class
  A
  (See Note 1)                    (6,442)      (51,921)
                              ------------------------
Net increase                      28,104   $   237,146
                              ========================
Year ended October 31, 2007:
Shares sold                       36,927   $   359,517
Shares redeemed                       (1)          (10)
                              ------------------------
Net increase                      36,926   $   359,507
                              ========================

 CLASS C                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                       35,935   $   291,681
Shares redeemed                   (1,141)       (9,232)
                              ------------------------
Net increase                      34,794   $   282,449
                              ========================
Year ended October 31, 2007:
Shares sold                        3,630   $    35,021
Shares redeemed                       (1)          (10)
                              ------------------------
Net increase                       3,629   $    35,011
                              ========================


 CLASS I                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                   11,637,752   $98,426,113
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   22           203
Shares redeemed                  (42,436)     (352,112)
                              ------------------------
Net increase                  11,595,338   $98,074,204
                              ========================
Year ended October 31, 2007:
Shares sold                    2,500,604   $25,003,772
Shares redeemed                       (1)          (10)
                              ------------------------
Net increase                   2,500,603   $25,003,762
                              ========================




MAINSTAY 130/30 GROWTH FUND


 INVESTOR CLASS                   SHARES        AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                        3,985   $    37,356
Shares redeemed                     (258)       (2,596)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                       3,727        34,760
Shares converted into
  Investor Class (See Note 1)      5,196        48,675
                               -----------------------
Net increase                       8,923   $    83,435
                               =======================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                       32,212   $   300,982
Shares redeemed                  (36,053)     (352,645)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                      (3,841)      (51,663)
Shares converted from Class A
  (See Note 1)                    (5,196)      (48,675)
                               -----------------------
Net decrease                      (9,037)  $  (100,338)
                               =======================
Year ended October 31, 2007:
Shares sold                       45,487   $   461,995
Shares redeemed                     (637)       (6,331)
                               -----------------------
Net increase                      44,850   $   455,664
                               =======================





82    MainStay 130/130 Funds

 CLASS C                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                       20,455   $   203,079
Shares redeemed                   (2,125)      (18,950)
                               -----------------------
Net increase                      18,330   $   184,129
                               =======================
Year ended October 31, 2007:
Shares sold                        6,696   $    67,344
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                       6,695   $    67,334
                               =======================

 CLASS I                          SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                    5,634,959   $53,269,979
Shares redeemed                 (457,423)   (4,436,778)
                               -----------------------
Net increase                   5,177,536   $48,833,201
                               =======================
Year ended October 31, 2007:
Shares sold                    1,721,404   $17,592,873
Shares redeemed                     (652)       (6,510)
                               -----------------------
Net increase                   1,720,752   $17,586,363
                               =======================




MAINSTAY 130/30 HIGH YIELD FUND (B)


 INVESTOR CLASS                   SHARES         AMOUNT
Period ended October 31,
  2008:
Shares sold                        2,541   $     25,000
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  119          1,150
                              -------------------------
Net increase in shares
  outstanding before
  conversion                       2,660         26,150
Shares converted into
  Investor Class (See Note
  1)                               1,684         16,433
Shares converted from
  Investor Class (See Note
  1)                              (1,702)       (16,220)
                              -------------------------
Net increase                       2,642   $     26,363
                              =========================

 CLASS A                          SHARES         AMOUNT
Period ended October 31,
  2008:
Shares sold                       70,824   $    652,382
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  684          6,430
Shares redeemed                   (2,177)       (19,622)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      69,331        639,190
Shares converted into Class
  A (See Note 1)                   1,702         16,220
Share converted from Class A
  (See Note 1)                    (1,684)       (16,433)
                              -------------------------
Net increase                      69,349   $    638,977
                              =========================

 CLASS C                          SHARES         AMOUNT
Period ended October 31,
  2008:
Shares sold                        2,500   $     25,000
                              -------------------------
Net increase                       2,500   $     25,000
                              =========================

 CLASS I                          SHARES         AMOUNT
Period ended October 31,
  2008:
Shares sold                   13,617,218   $134,695,273
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              193,658      1,844,708
Shares redeemed                 (655,550)    (5,652,087)
                              -------------------------
Net increase                  13,155,326   $130,887,894
                              =========================

(b) Investor Class shares were first offered on February 28, 2008. Class A, Class C and Class I shares were first offered on December 14, 2007.


MAINSTAY 130/30 INTERNATIONAL FUND

 INVESTOR CLASS                   SHARES         AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                       12,015   $    100,679
Shares redeemed                     (676)        (5,848)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      11,339         94,831
Shares converted into
  Investor Class (See Note
  1)                               6,057         51,181
                              -------------------------
Net increase                      17,396   $    146,012
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                       20,425   $    172,218
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   17            163
Shares redeemed                   (5,691)       (41,247)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      14,751        131,134
Shares converted from Class
  A (See Note 1)                  (6,064)       (51,181)
                              -------------------------
Net increase                       8,687   $     79,953
                              =========================
Year ended October 31, 2007:
Shares sold                        3,056   $     30,589
Shares redeemed                       (1)           (10)
                              -------------------------
Net increase                       3,055   $     30,579
                              =========================


                                                   mainstayinvestments.com    83

 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                        8,946   $     80,860
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   23            215
Shares redeemed                   (3,004)       (21,418)
                              -------------------------
Net increase                       5,965   $     59,657
                              =========================
Year ended October 31, 2007:
Shares sold                        2,647   $     26,514
Shares redeemed                       (1)           (10)
                              -------------------------
Net increase                       2,646   $     26,504
                              =========================


 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                   13,491,519   $114,962,168
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               16,527        160,971
Shares redeemed                  (78,489)      (626,437)
                              -------------------------
Net increase                  13,429,557   $114,496,702
                              =========================
Year ended October 31, 2007:
Shares sold                    1,153,659   $ 11,536,593
Shares redeemed                       (2)           (26)
                              -------------------------
Net increase                   1,153,657   $ 11,536,567
                              =========================




NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Funds' financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statements and related disclosures.

NOTE 11--OTHER MATTERS:

Lehman Brothers International Europe ("LBIE") is one of the 130/30 High Yield Fund's trading counterparties for executing securities sold short transactions. In connection with these securities sold short transactions, the 130/30 High Yield Fund has pledged securities as collateral to LBIE, which securities are held in an account with 130/30 High Yield Fund's custodian, State Street Bank and Trust Company, for the benefit of LBIE. As of October 31, 2008, these pledged securities had a market value of approximately $40.8 million.

LBIE was placed in administration under the U.K. Insolvency Act on September 15, 2008. Accordingly, the 130/30 High Yield Fund's ability to transact with LBIE is limited, and the Fund is unable to close out securities sold short with LBIE with a market value as of October 31, 2008, of approximately $22.6 million nor has the 130/30 High Yield Fund been able to sell the securities that are pledged as collateral for the benefit of LBIE. This may have an impact on the 130/30 High Yield Fund's ability to fully implement its investment strategy. The Fund is recording its obligations on short sales based on the Manager's belief that the Fund will ultimately settle those short sales at fair value on the date of settlement. Should the settlement amount of the open short positions be something other than the fair value on the date of settlement, the value of this liability could be materially impacted.

NOTE 12--SUBSEQUENT EVENT:

As of January 1, 2009, the portfolio managers who manage the day-to-day investment operations of the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, and MainStay 130/30 International Fund will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI is not expected to impact the portfolio management team or investment strategy of these Funds. The Funds' Board of Directors (the "Board") approved the appointment of MSI as a subadvisor to these Funds at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by these Funds as a result of this transition. The day-to-day operations for the MainStay 130/30 High Yield Fund will continue to be the responsibility of MacKay Shields, as that Fund's subadvisor.



84    MainStay 130/130 Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay 130/30 Core Fund, the MainStay 130/30 Growth Fund, the MainStay 130/30 High Yield Fund and the Mainstay 130/30 International Fund ('the Funds'), four of the funds constituting Eclipse Funds Inc., as of October 31, 2008, and the related statements of operations for the year or period then ended and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay 130/30 Core Fund, the MainStay 130/30 Growth Fund, the MainStay 130/30 High Yield Fund and the MainStay 130/30 International Fund of Eclipse Funds Inc. as of October 31, 2008, and the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    85

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2008, the Funds designates approximately the following amounts pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

130/30 Core Fund                      $  994,025
------------------------------------------------
130/30 International Fund              2,832,294
------------------------------------------------



As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2008 calendar year with form 1099-DIV, which will be mailed during January 2009.

                                   QII%        DRD%
130/30 Core Fund                    0.8%      100.0%
---------------------------------------------------
130/30 High Yield Fund            100.0          --
---------------------------------------------------
130/30 International Fund          23.8          --
---------------------------------------------------



In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end October 31, 2008.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Company is required to file with the SEC its proxy voting records for each of its funds for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



86    MainStay 130/130 Funds

DIRECTORS AND OFFICERS

The Directors oversee the Funds, the Manager and the Subadvisor. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Funds includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   COMPANY                                      COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       DIRECTOR        HELD BY DIRECTOR
 --------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Director        Managers and President and                   since September 2008 (3
9/24/60    since           Chief Executive Officer                      funds); Trustee, The
           September       (since April 2008) of New                    MainStay Funds since
           2008            York Life Investment                         September 2008, (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    87

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                     Trustee since 2000,
8/12/51    since 2005      (since 1990)                                Eclipse Funds (3 funds);
           and Director                                                Chairman and Trustee, The
           since 1990                                                  MainStay Funds since 2007
                                                                       (21 funds);  Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Director and    Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Trustee, The MainStay
           Committee       LLP (1989 to 2002);                         Funds since 2006 (21
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005
                                                                       (34 portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Director        President and Chief                         since 2002 (3 funds);
12/5/41    since 2002      Executive Officer, Babson-                  Trustee, The MainStay
                           United, Inc. (financial                     Funds since 2007 (21
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H.         Director        Capital Management;                         since 2007 (3 funds);
NOLAN,     since 2007      President--Shields/                         Trustee, The MainStay
JR.                        Alliance, Alliance Capital                  Funds since 2007 (21
11/16/46                   Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Director        Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   since 2007      (1990 to 1999 and since                     Trustee, The MainStay
2/13/52                    2004), Somerset Group &                     Funds since 1994 (21
                           Company (financial                          funds); Director, ICAP
                           advisory firm); Managing                    Funds, Inc., since 2007 (4
                           Director and Advisor, The                   funds); Director, MainStay
                           Carlyle Group (private                      VP Series Fund, Inc.,
                           investment firm) (2002 to                   since 2007 (23 portfolios)
                           2004); Senior Managing
                           Director, Partner and
                           Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






88    MainStay 130/130 Funds

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   COMPANY AND                                 COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Director and    Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Trustee, The MainStay
           Committee       University of Chicago;                      Funds since 2007 (21
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Director        of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   since 2007      (1971 to 1995)                              Trustee, The MainStay
                                                                       Funds since 2007 (21
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (43
                                                                       portfolios) since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Directors held on June 17, 2008, the following individuals were appointed to serve as Officers of the Company.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, The MainStay Funds,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, The MainStay Funds, MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           The MainStay Funds and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    89

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   COMPANY
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, The MainStay Funds,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, The MainStay Funds and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, The MainStay Funds and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






90    MainStay 130/130 Funds

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO14595         (RECYCLE LOGO)          MS308-08          MS30ALL11-12/08
                                                                          C2

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was amended during the period covered by the report to designate new individuals as the PEO and PFO; a copy of the amended Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

     The aggregate fees billed for the fiscal year ended October 31, 2008 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $626,952. The aggregate fees billed for the fiscal period ended October 31, 2007 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that were normally provided by KPMG in connection with the statutory and regulatory filings or engagements for that fiscal year were $502,750.

(b) Audit Related Fees

     The aggregate fees billed for the fiscal year ended October 31, 2008 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $5,000. The aggregate fees billed for the fiscal year ended October 31, 2007 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $5,000. These audit-related services include review of financial highlights for the Registrant's registration statements and issuance of consents to use KPMG's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were (i) $102,975 during the fiscal year ended October 31, 2008, and (ii) $105,017 during the fiscal year ended October 31, 2007. These services included preparation of and advice relating to federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

     The aggregate fees billed for the fiscal year ended October 31, 2008 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0. The aggregate fees billed for the fiscal year ended October 31, 2007 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were zero hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2008 and October 31, 2007 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2008 and (ii) $11,000 for the fiscal year ended October 31, 2007.

(h) The Registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS INC.


By: /s/ Stephen P. Fisher
    ---------------------------------
    STEPHEN P. FISHER
    President and Principal Executive
    Officer

Date: January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    STEPHEN P. FISHER
    President and Principal Executive
    Officer

Date: January 8, 2009


By: /s/ Jack R. Benintende
    ---------------------------------
    JACK R. BENINTENDE
    Treasurer and Principal Financial
    and Accounting Officer

Date: January 8, 2009

                                  EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.